                                AMENDMENT NO. 1

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.


    Fee computed on table below per Exchange Act Rules 14a-6(i)(I) and 0-11.



     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------


     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------


     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------


     (5)  Total fee paid:

        ------------------------------------------------------------------------


[X]  Fee paid previously with preliminary materials.


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                          [WARNER CHILCOTT, INC. LOGO]

Warner Chilcott Public Limited Company
Lincoln House
Lincoln Place
Dublin 2, Ireland

                                                        , 2000

Dear Shareholder:

     Holders of record of ordinary shares, nominal value U.S.$0.05 per share, of Warner Chilcott Public Limited Company, a public limited company incorporated under the laws of the Republic of Ireland, are cordially invited to attend a meeting, referred to as the court meeting, convened by direction of the High Court of Ireland (the "High Court") and an extraordinary general meeting, at which shareholders will all be asked to vote on the proposals under which Galen Holdings PLC, a public limited company incorporated under the laws of Northern Ireland, will become the owner of 100% of Warner Chilcott's outstanding ordinary shares and deferred shares, referred to as the transaction, under the scheme of arrangement set out in a transaction agreement, dated as of May 4, 2000, between Warner Chilcott and Galen.

     Upon completion of the transaction:

     - all issued and outstanding ordinary shares of Warner Chilcott (other than shares held by Galen or any of its subsidiaries) will be canceled and the holders thereof will receive 2.5 ordinary shares of 10p each in the ordinary share capital of Galen, referred to as the per share consideration, in consideration for each ordinary share so canceled;

     - all issued and outstanding deferred shares of Warner Chilcott will be canceled and the holder thereof will receive one ordinary share of 10p in the ordinary share capital of Galen; and


     - upon reduction of the share capital of Warner Chilcott created by the cancellation of the ordinary shares and the deferred shares as described above, the share capital of Warner Chilcott will be increased to its former amount by the creation of a number of new ordinary shares and new deferred shares equal to the number of ordinary shares and deferred shares canceled as above, which will be allotted and issued, credited as fully paid, to Galen, and Warner Chilcott will become a wholly owned subsidiary of Galen.


     Our board of directors has determined by a unanimous vote of disinterested directors and by a unanimous vote of all directors that the scheme is fair to, and in the best interests of, Warner Chilcott and its shareholders. In making this decision, the board of directors considered, among other things, the written opinion, dated May 3, 2000, of Credit Suisse First Boston, to the effect that, as of that date and based upon and subject to the matters described in the opinion, the per share consideration to be offered to the holders of Warner Chilcott ordinary shares and American Depositary Shares (other than Galen and its affiliates) under the scheme, is fair to those shareholders from a financial point of view. As a result of the foregoing, our board of directors has approved the transaction agreement and the scheme.

     WARNER CHILCOTT'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE SCHEME, THE REDUCTION OF WARNER CHILCOTT'S SHARE CAPITAL AND CERTAIN OTHER MATTERS PROPOSED IN, OR RELATED TO, THE SCHEME AT THE COURT MEETING AND THE EXTRAORDINARY GENERAL MEETING.

     The transaction cannot be completed unless the scheme, the reduction of share capital and such other matters are approved by the requisite votes of our shareholders. Therefore, we have convened the meetings for our shareholders to vote on the scheme, the reduction of share capital and these other matters.

     The date and place of the meetings are            , 2000 at

                                 LINCOLN HOUSE
                            LINCOLN PLACE, DUBLIN 2,
                                    IRELAND

     The court meeting will be held at 10:00 a.m., local time. The extraordinary general meeting will be held at 10:15 a.m., local time (or as soon thereafter as the court meeting has concluded or been adjourned).

     YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE RELEVANT MEETINGS, PLEASE TAKE THE TIME TO VOTE BY COMPLETING AND MAILING THE ENCLOSED PROXY CARDS TO US. Proxy cards are enclosed for shareholders with this proxy statement. If you have any questions, please feel free to contact our investor relations department at 973-442-3200.

     PLEASE DO NOT SEND YOUR SHARE CERTIFICATES AT THIS TIME. IF THE TRANSACTION IS COMPLETED, YOU WILL BE SENT INSTRUCTIONS REGARDING THE SURRENDER OF YOUR SHARE CERTIFICATES.


     IF YOU HOLD YOUR INTEREST IN SHARES THROUGH THE ADR PROGRAM, YOU ARE NOT ENTITLED TO ATTEND AND VOTE AT THE RELEVANT MEETINGS. HOWEVER, YOUR VOTE AS AN ADR HOLDER IS STILL VERY IMPORTANT TO US. PLEASE VOTE BY COMPLETING AND MAILING THE ENCLOSED PROXY CARD FOR ADR HOLDERS. Should you have any questions with respect to the procedure described herein, please call The Bank of New York at 1-800-BNY-ADRS (1-800-269-2377).


     This proxy statement is provided (1) in connection with the furnishing of proxies for use at the meetings and at any adjournments of the meetings and (2) in compliance with the directions of the High Court in accordance with Section 202 of the Companies Act, 1963. This proxy statement provides you with information about the transaction agreement and the scheme. In addition, you may obtain information about Warner Chilcott from documents filed with the U.S. Securities and Exchange Commission and information about Galen from documents filed with the Registrar of Companies in Northern Ireland. We encourage you to read this entire document carefully.

                                          Sincerely,

                                          --------------------------------------
                                          James G. Andress
                                          Chairman and
                                          Chief Executive Officer

Proxy statement dated             , 2000 and first mailed to Warner Chilcott's
shareholders on or about             , 2000.

                                 THE HIGH COURT


                                                                2000 NO. 119 COS


            IN THE MATTER OF WARNER CHILCOTT PUBLIC LIMITED COMPANY
                                     -AND-

               IN THE MATTER OF THE COMPANIES ACTS, 1963 TO 1999



     NOTICE IS HEREBY GIVEN that, by an order dated 17 July, 2000 made in the above matter, the Court has directed a meeting to be convened of the holders of Ordinary Shares of U.S. $0.05 each of Warner Chilcott Public Limited Company ("Warner Chilcott") (other than Ordinary Shares held by or on behalf of Galen Holdings PLC or any of its subsidiary undertakings) for the purpose of considering and, if thought fit, approving (with or without modification) a Scheme of Arrangement proposed to be made between Warner Chilcott and the holders of Warner Ordinary Shares (other than Galen-held Warner Shares) and Warner Deferred Shares (each as defined in the said Scheme of Arrangement) and that such meeting will be held at Lincoln House, Lincoln Place, Dublin 2,
Ireland, on             , 2000 at 10:00 a.m., at which place and time all such
holders of Ordinary Shares of Warner Chilcott are requested to attend.


     A copy of the said Scheme of Arrangement and a copy of the statement required to be furnished pursuant to Section 202 of the Companies Act, 1963 are incorporated in the document of which this notice forms a part.

     Holders of Ordinary Shares of Warner Chilcott who are entitled to attend the meeting may vote in person at the meeting or they may appoint another person as their proxy to attend and vote in their stead. A proxy need not be a member of Warner Chilcott. A form of proxy for use at the meeting is enclosed with this notice.

     In the case of joint holders, the vote of the senior who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the votes of the other joint holder(s) and for this purpose seniority will be determined by the order in which the names stand in Warner Chilcott's register of members in respect of the relevant joint holdings.

     It is requested that forms appointing proxies be lodged with the Secretary of Warner Chilcott at its registered office, Lincoln House, Lincoln Place, Dublin 2, Ireland, not less than 48 hours before the time appointed for the meeting but, if forms are not so lodged, they may be handed to the Chairman at the meeting.

     By the said order, the Court has appointed James G. Andress or, failing him, David G. Kelly to act as Chairman of the meeting and has directed the Chairman to report the result of the meeting to the Court.

     The said Scheme of Arrangement will be subject to the subsequent sanction of the Court.

Dated             , 2000
MCCANN FITZGERALD
2 Harbourmaster Place
International Financial Services Centre
Dublin 1
Solicitors for Warner Chilcott

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

                    NOTICE OF EXTRAORDINARY GENERAL MEETING


     Notice is hereby given that an Extraordinary General Meeting of Warner Chilcott Public Limited Company ("Warner Chilcott") will be held at Lincoln
House, Lincoln Place, Dublin 2, Ireland, on             , 2000 at 10:15 a.m. (or
as soon thereafter as the meeting of the holders of the ordinary shares of U.S. $0.05 of Warner Chilcott (other than Galen-held Warner Shares as defined in the Scheme referred to in the resolution set out below) convened for 10:00 a.m. on the same day and at the same place, by an order of the High Court, shall have concluded or been adjourned) for the purpose of considering and, if thought fit, passing the following resolution, which will be proposed as a special resolution:


                               SPECIAL RESOLUTION

THAT:


          (i) for the purpose of giving effect to the Scheme of Arrangement
     dated             , 2000 (the "Scheme") between Warner Chilcott PLC
     ("Warner Chilcott") and the holders of Warner Ordinary Shares (other than Galen-held Warner Shares) and Warner Deferred Shares (each as defined in the Scheme) (a copy of which has been produced to this meeting and for the purposes of identification has been signed by the chairman of this meeting) in its original form or with or subject to any modification, addition or condition approved by the High Court:



             (a) the share capital of Warner Chilcott be reduced by canceling and extinguishing all the Scheme Shares (as defined in the Scheme);


             (b) forthwith and contingent on such reduction of capital taking effect:

                (1) the share capital of Warner Chilcott be increased to its former amount by the creation of such number of new ordinary shares of U.S. $0.05 each and new deferred shares of IR[pound sterling]1 each as shall equal the number of the Scheme Ordinary Shares and the Scheme Deferred Shares respectively (each as defined in the Scheme); and


                (2) the credit arising in the books of account of Warner Chilcott as a result of the cancellation of the Scheme Ordinary Shares be applied in paying up in full at par the new ordinary shares referred to in subparagraph (b)(1) above and the credit arising in the books of Warner Chilcott as a result of the cancellation of the Scheme Deferred Shares be applied in paying up in full at par the new deferred shares referred to in subparagraph (b)(1) above, such new ordinary shares and new deferred shares to be allotted and issued, credited as fully paid, to Galen Holdings PLC and/or its nominee(s); and



             (c) the directors of Warner Chilcott be hereby authorized pursuant to and in accordance with Section 20 of the Companies (Amendment) Act, 1983 to give effect to this resolution and accordingly to effect the allotment of the new ordinary shares and new deferred shares referred to in subparagraph (b)(2) above, provided that (i) this authority shall expire on March 31, 2001, (ii) the maximum aggregate nominal amounts of shares which may be allotted hereunder shall be amounts equivalent to the respective nominal amounts of the Scheme Ordinary Shares and the Scheme Deferred Shares and (iii) this authority shall be without prejudice to any other authority under the said Section 20 previously granted before the date on which this resolution is passed; and


          (ii) subject to the Scheme becoming effective, the articles of association of Warner Chilcott be amended by the adoption and inclusion of the following new article 135:

             "Shares not subject to Scheme of Arrangement

             (a) In this Article, references to the "Scheme" are to the Scheme
        of Arrangement dated             , 2000 between the Company and the
        holders of Warner Ordinary Shares (other than

        Galen-held Warner Shares) and Warner Deferred Shares under Section 201 of the Companies Act, 1963 and terms defined in the Scheme shall have the same meanings in this Article.


             (b) If the Company issues any Ordinary Shares (other than to Galen Holdings PLC ("Galen") or any subsidiary undertaking of Galen or anyone acting on behalf of Galen or any subsidiary undertaking of Galen) after the commencement of the meeting of holders of Ordinary Shares convened by direction of the High Court pursuant to the said Section 201 and in relation to the Scheme and prior to 5:00 p.m. on the day before the Hearing Date, such Ordinary Shares shall be subject to the terms of the Scheme and the holder or holders of such Ordinary Shares shall be bound by the Scheme accordingly.

             (c) If any Ordinary Shares, other than Scheme Shares, are allotted or issued to any person (a "new member") (other than to Galen or any subsidiary undertaking of Galen or anyone acting on behalf of Galen or any subsidiary undertaking of Galen) at or after 5:00 p.m. on the day before the Hearing Date, they will, provided that the Scheme has become effective, be immediately transferred to Galen in consideration of and conditional on the issue to the new member in accordance with the Per Share Consideration of Galen Shares for the Ordinary Shares in the Company transferred, being Galen Shares which rank pari passu with all other Galen Shares for the time being in issue and ranking for any dividends or distributions made, paid or declared thereon following the date on which the transfer of the Ordinary Shares in the Company is executed.

             (d) To give effect to any such transfer required by this Article, the Company may appoint any person to execute a form of transfer on behalf of the new member and any other holder of the relevant Ordinary Shares in favor of Galen and to agree for and on behalf of the new member to become a member of Galen. Pending the registration of Galen as the holder of any share to be transferred pursuant to this Article, Galen shall be empowered to appoint a person nominated by the Directors to act as attorney on behalf of each holder of the share in accordance with such directions as Galen may give in relation to any dealings with or disposal of such share (or any interest therein), exercising any rights attached thereto or receiving any distribution or other benefit accruing or payable in respect thereof and the registered holders of such share shall exercise all rights attaching thereto in accordance with the directions of Galen but not otherwise."

Dated             , 2000

                                          By Order of the Board
                                          David G. Kelly
                                          Company Secretary
                                          Registered Office:
                                          Lincoln House
                                          Lincoln Place
                                          Dublin 2, Ireland

                                          Registered in Ireland No. 191050

     Notes to Notice of Extraordinary General Meeting:

          1. A shareholder entitled to attend and vote at the extraordinary general meeting is entitled to appoint a proxy to attend, speak and vote instead of that shareholder. A proxy need not be a shareholder of Warner Chilcott.

          2. Shareholders are invited to complete and return the form of proxy which accompanies this document. Lodgement of the form of proxy will not prevent shareholders from attending and voting in person at the extraordinary general meeting.

          3. To be valid, the form of proxy and, if relevant, the authority under which it is signed, or a copy of that authority certified by a notary or solicitor, must be received by the secretary of Warner Chilcott at its registered office, Lincoln House, Lincoln Place, Dublin 2, Ireland, by
     10:15 a.m. on             , 2000. Please post it in the envelope provided.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE SCHEME, THE REDUCTION OF WARNER CHILCOTT'S CAPITAL AND THE OTHER MATTERS TO BE PROPOSED AT THE MEETINGS.

     YOUR VOTE IS IMPORTANT. TO VOTE YOUR SHARES, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) AS SOON AS POSSIBLE IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE RELEVANT MEETING. NO POSTAGE NEED BE AFFIXED TO THE ENCLOSED PROXY CARD(S) IF MAILED IN IRELAND.

     PLEASE DO NOT SEND YOUR SHARE CERTIFICATES AT THIS TIME. IF THE TRANSACTION IS COMPLETED, YOU WILL BE SENT INSTRUCTIONS REGARDING THE SURRENDER OF YOUR SHARE CERTIFICATES.

     NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY SECURITIES AUTHORITY OF IRELAND OR ANY STATE OR OTHER JURISDICTION HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                        COMPLIANCE WITH APPLICABLE LAWS

     Warner Chilcott is incorporated under and governed by the laws of the Republic of Ireland. The procedure which Warner Chilcott is adopting in order to seek shareholders' approval of the scheme, the reduction of Warner Chilcott's share capital and certain other matters is governed by sections 201 and 202 of the Companies Act, 1963, which is part of the laws of the Republic of Ireland.
Section 202 requires, among other things, that Warner Chilcott must send to all shareholders, along with notices summoning the necessary meetings, a statement explaining the effect of the scheme being proposed and describing any material interests of the directors of Warner Chilcott (in their capacities as directors, shareholder or creditors or otherwise) and any effects which the scheme will have upon them which are different from the effects which it will have on others affected by the scheme. For purposes of compliance with section 202 of the Companies Act, 1963, the following sections of the attached proxy statement are included, among other reasons, in order to comply with the particular requirements of section 202(1)(a) and your attention is specifically drawn to them for that purpose:


     Questions and Answers about the transaction (pages vi to viii)



     Summary (pages I-1 to I-11)



     Risk Factors (pages I-12 to I-19)



     The Proposed Transaction (pages I-21 to I-29)



     Interests of Warner Chilcott's Executive Officers and Directors in the Transaction (pages I-76 to I-81)



     The Transaction Agreement and the Scheme (pages I-82 to I-87)


     Description of Galen Share Capital (pages III-5 to III-11)

     Comparison of Warner Chilcott/Galen Shareholder Rights (pages III-12 to III-14).

     For the purpose of complying with the securities laws of the United States (where Warner Chilcott's ordinary shares in the form of American Depositary Shares, or ADSs, evidenced by American Depositary Receipts, or ADRs, are traded on the Nasdaq National Market), this proxy statement has been prepared in accordance with the requirements of those laws and the requirements of the U.S. Securities and Exchange Commission. The scheme itself is set out in Annex B.

     Warner Chilcott advises shareholders that the entire proxy statement should therefore be treated by them as the statement for the purposes of section 202 and it urges them to study it in order to understand both what is being proposed and the circumstances in which the proposal is made.


     For purposes of satisfying the requirements of the U.K. Listing Authority, attached as Annex D is a copy of a document comprising listing particulars that have been prepared by Galen and published in accordance with the listing rules made under part IV of the U.K. Financial Services Act, 1986.

                               TABLE OF CONTENTS

                                  CHAPTER ONE


                                                               PAGE
                                                              ------
THE TRANSACTION.............................................      vi

QUESTIONS AND ANSWERS ABOUT THE TRANSACTION.................      vi

SUMMARY.....................................................     I-1
  The Companies.............................................     I-1
  The Transaction Agreement and the Scheme..................     I-1
  Reasons for the Transaction...............................     I-2
  Our Recommendation to Shareholders........................     I-2
  What You Will Receive.....................................     I-2
  The Meetings..............................................     I-2
  Shareholders Entitled to Vote.............................     I-2
  Quorum Requirements.......................................     I-3
  Votes Required............................................     I-3
  Effect of Abstentions and Broker Non-votes................     I-3
  Requirements as to Proxies................................     I-3
  The Transaction Agreement and the Scheme..................     I-4
  Interests of Certain Persons in the Transaction...........     I-4
  Conditions to the Transaction.............................     I-4
  Termination of the Transaction Agreement and Abandonment
     of the Scheme..........................................     I-4
  Fairness Opinion..........................................     I-5
  The High Court Sanction Hearing...........................     I-5
  Regulatory Filings and Approvals..........................     I-5
  Effective Time of the Transaction.........................     I-5
  U.S. Federal Income Tax Consequences......................     I-5
  Irish Tax Consequences....................................     I-6
  Accounting Treatment......................................     I-6
  Termination Fee and Expenses..............................     I-6
  No Appraisal Rights.......................................     I-6
  Surrender of Share Certificates...........................     I-6
  Certain Effects of the Transaction........................     I-6
  Summary Financial Data for Warner Chilcott................     I-7
  Summary Financial Data for Galen..........................     I-8
  Summary Unaudited Combined Pro Forma Data.................    I-10

RISK FACTORS................................................    I-12

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS...    I-20

THE PROPOSED TRANSACTION....................................    I-21
  Background of the Transaction.............................    I-21
  Warner Chilcott's Reasons for Supporting the
     Transaction............................................    I-24
  The High Court Sanction Hearing...........................    I-26

                                                               PAGE
                                                              ------
  Effective Time of the Transaction.........................    I-26
  Regulatory Filings and Approvals..........................    I-26
  Accounting Treatment......................................    I-27
  Federal Securities Law Consequences.......................    I-27
  Stock Market Listing......................................    I-27
  No Right to Dissent.......................................    I-27
  Surrender of Share Certificates...........................    I-28
  Tax Considerations........................................    I-28
  Issuance of ordinary shares of Galen in consideration for
     cancellation of Ordinary Shares and Deferred Shares....    I-28

THE COMPANIES...............................................    I-30
  Description of Warner Chilcott's Business.................    I-30
  Warner Chilcott Management's Discussion and Analysis of
     Financial Condition and Results of Operations..........    I-41
  Description of Galen's Business...........................    I-48
  Galen Management's Discussion and Analysis of Financial
     Condition and Results of Operations....................    I-61

OPINION OF CREDIT SUISSE FIRST BOSTON.......................    I-70

INTERESTS OF WARNER CHILCOTT'S EXECUTIVE OFFICERS AND
  DIRECTORS IN THE TRANSACTION..............................    I-76
  Galen's Arrangements With Directors and Executive Officers
     of Warner Chilcott.....................................    I-76
  Ownership of Ordinary Shares; Share Options...............    I-77
  Indemnification; Directors' and Officers' Insurance.......    I-81

THE TRANSACTION AGREEMENT AND THE SCHEME....................    I-82
  General...................................................    I-82
  Cancellation and Allotment of Shares......................    I-82
  Representations and Warranties............................    I-82
  Significant Covenants.....................................    I-82
  Access to Information.....................................    I-83
  Other Actions.............................................    I-83
  No Solicitation...........................................    I-83
  Related Matters After the Transaction.....................    I-84
  Stock Options and Employee Benefits.......................    I-85
  Indemnification...........................................    I-85
  Conditions................................................    I-85
  Termination...............................................    I-86
  Termination Fees and Expenses.............................    I-87

                                                               PAGE
                                                              ------
                            CHAPTER TWO
FINANCIAL DATA..............................................    II-1
  Selected Historical Consolidated Financial Data of Warner
     Chilcott...............................................    II-1
  Selected Historical Consolidated Financial Data of
     Galen..................................................    II-3
  Selected Historical Consolidated Financial Data of
     Galen -- U.S. GAAP.....................................    II-5
  Unaudited Pro Forma Consolidated Condensed Financial
     Statements of Galen....................................    II-6
  Unaudited Pro Forma Consolidated Profit and Loss Account
     for the Year Ended September 30, 1999..................    II-7
  Unaudited Pro Forma Consolidated Profit and Loss Account
     for the Six Months ended March 31, 2000................    II-8
  Unaudited Pro Forma Consolidated Balance Sheet as at March
     31, 2000...............................................    II-9
  Notes to Unaudited Pro Forma Consolidated Condensed
     Financial Data.........................................   II-10
  Comparative Per Share Data -- Unaudited...................   II-16

                           CHAPTER THREE
INFORMATION ABOUT THE MEETINGS AND VOTING...................   III-1
  General...................................................   III-1
  Matters to be Considered at the Meetings..................   III-1
  Board Recommendation of Warner Chilcott...................   III-2
  Shareholders Entitled To Vote.............................   III-2
  Voting Securities.........................................   III-2
  Quorum....................................................   III-2
  Votes Required............................................   III-2
  No Appraisal Rights.......................................   III-3
  Voting; Proxies; Revocation of Proxies....................   III-3
  Solicitation of Proxies...................................   III-4

DESCRIPTION OF GALEN SHARE CAPITAL..........................   III-5

COMPARISON OF WARNER CHILCOTT/GALEN SHAREHOLDER RIGHTS......  III-12

DESCRIPTION OF GALEN ADSs AND ADRs..........................  III-15
  American Depositary Shares and American Depositary
     Receipts...............................................  III-15
  Deposit, Transfer and Withdrawal..........................  III-15
  Dividends, Other Distributions and Rights.................  III-16
  Changes Affecting Deposited Shares........................  III-18
  Record Dates..............................................  III-18
  Voting of Deposited Securities............................  III-19
  Reports and Other Communications..........................  III-21
  Amendment and Termination of the Deposit Agreement........  III-21
  Charges of Depositary.....................................  III-22
  Liability of Owner for Taxes..............................  III-22
  General...................................................  III-22
  Governing Law.............................................  III-23

                                                               PAGE
                                                              ------
                            CHAPTER FOUR
ADDITIONAL INFORMATION FOR SHAREHOLDERS.....................    IV-1
  Market Price Information..................................    IV-1
  Dividend History..........................................    IV-1
  Currencies and Exchange Rates.............................    IV-2
  Where You Can Find More Information.......................    IV-2

                            CHAPTER FIVE
FINANCIAL INFORMATION.......................................     F-1

WARNER CHILCOTT PUBLIC LIMITED COMPANY
Audited Consolidated Financial Statements:
Independent Auditors' Report................................     F-2
Statement of Independent Chartered Accountants..............     F-3
Consolidated Balance Sheets as of December 31, 1999 and
  1998......................................................     F-4
Consolidated Statements of Operations for the years ended
  December 31, 1999, 1998 and 1997..........................     F-5
Consolidated Statements of Shareholders' Equity for the
  years ended December 31, 1999, 1998 and 1997..............     F-6
Consolidated Statements of Cash Flows for the years ended
  December 31, 1999, 1998 and 1997..........................     F-7
Notes to Consolidated Financial Statements..................     F-8
Financial Statement Schedule: Valuation and Qualifying
  Accounts..................................................    F-24
Consolidated Financial Statements (unaudited):
Consolidated Balance Sheet as of March 31, 2000.............    F-25
Consolidated Statements of Operations for the Three Months
  Ended March 31, 2000 and 1999.............................    F-26
Consolidated Statements of Cash Flows for Three Months Ended
  March 31, 2000 and 1999...................................    F-27
Notes to the Unaudited Consolidated Financial Statements....    F-28

OVCON AND ESTRACE CREAM PRODUCTS OF APOTHECON (A SUBSIDIARY
  OF BRISTOL-MYERS SQUIBB COMPANY)
Independent Auditors' Report................................    F-34
Historical Statements of Net Sales and Product Contribution
  for the Years Ended December 31, 1999, 1998 and 1997......    F-35
Notes to the Historical Statements of Net Sales and Product
  Contribution..............................................    F-36

GALEN HOLDINGS PUBLIC LIMITED COMPANY
Independent Auditors' Report................................    F-38
Consolidated Profit and Loss Accounts.......................    F-39
Reconciliation of Movements in Shareholders' Funds..........    F-40
Consolidated Statement of Total Recognized Gains and
  Losses....................................................    F-40
Cumulative Foreign Currency Translation Differences.........    F-40
Consolidated Balance Sheets.................................    F-41
Consolidated Cash Flow Statements...........................    F-42
Notes to the Accounts.......................................    F-43

                                                               PAGE
                                                              ------
BARTHOLOMEW RHODES LIMITED (A SUBSIDIARY OF GALEN)
Report of the Auditors......................................    F-81
Profit and Loss Account for the Year Ended March 31, 1999...    F-83
Cash Flow Statement for the Year Ended March 31, 1999.......    F-84
Notes to the Financial Statements...........................    F-85


Annex A -- Transaction Agreement
Annex B -- Scheme of Arrangement
Annex C -- Opinion of Credit Suisse First Boston
Annex D -- Listing Particulars

Annex E -- Form of Tax Opinion of Kirkland & Ellis

                                  CHAPTER ONE

                                THE TRANSACTION


                  QUESTIONS AND ANSWERS ABOUT THE TRANSACTION


Q.   WHAT WILL HAPPEN IN THE PROPOSED TRANSACTION?
A. Galen Holdings PLC will acquire Warner Chilcott PLC under a scheme of arrangement. Warner Chilcott will become a wholly owned subsidiary of Galen. Following the completion of the transaction, Warner Chilcott's shareholders will no longer own any interest in Warner Chilcott. Please read pages I-21 to I-29 for a description of the transaction.

Q:   WHAT IS A SCHEME OF ARRANGEMENT?
A.   A scheme of arrangement is a court-sanctioned and
     shareholder-approved transaction under Irish law in which
     the High Court of Ireland must determine the fairness of the proposed transaction to the affected shareholders.

Q:   WHAT WILL I RECEIVE UNDER THE TRANSACTION?
A:   Under the transaction, Warner Chilcott's ordinary
     shareholders will receive 2.5 Galen ordinary shares for each
     Warner Chilcott ordinary share. Holders of Warner Chilcott
     American Depositary Receipts, or ADRs, evidencing Warner
     Chilcott American Depositary Shares, or ADSs, will receive
     Galen ADRs, evidencing Galen ADSs. Each Galen ADS will
     represent four Galen ordinary shares. As a result, each
     holder of Warner ADRs will receive 0.625 Galen ADRs for each
     Warner ADR, with fractions of ADRs being rounded as
     appropriate. There will be no adjustment to the rate of
     exchange as a result of changes in the relative trading
     values of Warner Chilcott or Galen shares prior to approval of the scheme.

Q.   WHY HAVE WE DECIDED TO BE ACQUIRED?
A. The board of directors and management of Warner Chilcott believe that the transaction will benefit the combined company and its customers and employees in a manner that we could not achieve on our own. Our board of directors believes that the transaction is in the best interests of our shareholders because, among other factors, it offers a premium over the historical trading price of our ordinary shares.
     Please read the more detailed description of our reasons for the transaction on pages I-21 to I-25.

Q:   WHAT ARE THE MEETINGS?
A:   The court meeting is a meeting of Warner Chilcott
     shareholders, which has been convened at the direction of
     the High Court of Ireland for the purpose of considering,
     and, if thought fit, approving the scheme. The extraordinary general meeting has been convened by Warner Chilcott for the purpose of considering and, if thought fit, approving the
     reduction of Warner Chilcott's share capital and certain
     other matters proposed in, or incidental to, the scheme.

Q:   WHEN AND WHERE WILL THE MEETINGS TAKE PLACE?
A:   The court meeting and the extraordinary general meeting are scheduled to take place at 10:00 a.m. and 10:15 a.m.,
     respectively, local time (or, in the case of the
     extraordinary general meeting, as soon thereafter as the
     court meeting has concluded or been adjourned), on
                 , 2000, at Lincoln House, Lincoln Place, Dublin
     2, Ireland.

Q:   CAN I ATTEND THE MEETINGS?
A:   Holders of record of ordinary shares are entitled to attend and vote at the court meeting and the extraordinary general meeting either in person or by proxy. Holders of ADRs,
     representing Warner Chilcott ordinary shares, are not
     entitled to attend the meetings but may vote as described
     below. Holders of ADRs may cancel their ADR, withdraw their ordinary shares and then they may attend.

Q.   WHAT DO I NEED TO DO NOW?
A. After you carefully read this document, please complete, sign, date and mail your proxy card(s) in the enclosed return envelope as soon as possible. That way, your shares can be represented at the meetings. We cannot complete the transaction unless:
          - the scheme is approved at the court meeting by a majority in number, representing 75% of the aggregate par value, of the holders of Warner Chilcott ordinary shares present and voting in person or by proxy; and
          - the reduction of share capital is approved by not less than 75% of the votes cast by the holders of Warner Chilcott ordinary shares at the extraordinary general meeting.

YOUR VOTES ARE VERY IMPORTANT.

     OUR BOARD OF DIRECTORS RECOMMENDS THAT ORDINARY SHAREHOLDERS
VOTE FOR APPROVAL OF THE SCHEME, THE REDUCTION OF SHARE CAPITAL
AND RELATED MATTERS.

Q.   WHICH PROXY CARD DO I FILL IN?
A. Holders of record of ordinary shares should complete both the blue and white proxy cards. Holders of ADRs should complete the proxy card which will be sent to them by The
     Bank of New York as depositary for the ADRs.

Q:   WHAT DO HOLDERS OF ADRs NEED TO DO TO VOTE THEIR SHARES?
A:   Holders of ADRs are not entitled to attend the meetings.
     However, Warner Chilcott has made arrangements with The Bank of New York, as depositary for the ADRs, so that ADR holders will receive materials from The Bank of New York explaining the transaction. These materials will include forms of
     instructions to The Bank of New York for voting the ordinary shares represented by the ADRs at the court meeting and the extraordinary general meeting. These materials will also
     advise ADR holders who wish to attend the court meeting and the extraordinary general meeting what steps to take in
     order to present their ADRs to the depositary for
     cancellation and delivery of ordinary shares so as to become record holders of ordinary shares prior to those meetings.
     This will include completing the proxy card in relation to the ADRs referred to above.

Q:   WHAT DO SHAREHOLDERS WHO HAVE SENT IN PROXY CARDS DO IF THEY
     WANT TO CHANGE THEIR VOTE?
A:   Holders of ordinary shares may revoke or change their vote by:
     - voting in person at the relevant meeting;
     - delivering a subsequently dated proxy to Warner Chilcott's registered office at least 48 hours prior to the advertised time of the relevant meeting, or in the case of the court
       meeting, delivered to the chairman of the meeting at that
       meeting; or
     - delivering a written revocation of such proxy, provided
     that the revocation must be received at Warner Chilcott's
       registered office not less than one hour prior to the
       advertised time of the relevant meeting.
     Holders of ADRs may revoke or change their vote by sending a written request to The Bank of New York, as depositary to
     the ADRs, revoking their prior voting instructions and
     providing new voting instructions within the time frame
     described in the depositary's original notice to the ADR
     holders.

Q:   IF MY ADRs ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY
     BROKER VOTE MY SHARES FOR ME?
A: Your broker will instruct the depositary how to vote your ordinary shares represented by ADRs for you only if you provide instructions to your broker on how to vote. You should instruct your broker how to vote, following the directions provided by your broker. Without instructions, your broker will not be able to instruct the depositary how to vote your ordinary shares represented by ADRs.

Q:   IF I HAVE PHYSICAL ORDINARY SHARE CERTIFICATES, SHOULD I
     SEND IN MY SHARE CERTIFICATES NOW?
A: No. If the transaction is approved, you will receive written instructions for exchanging your share certificates.

Q:   WHEN AND WHERE WILL THE HIGH COURT SANCTION HEARING TAKE
     PLACE?
A: At this time, it is not possible to say on what date the hearing will take place but it is expected to take place in September. The precise date of the hearing will be advertised when it is fixed by the High Court. The hearing will take place at the Four Courts, Dublin 7, the Republic of Ireland.

Q:   CAN I ATTEND THE HIGH COURT SANCTION HEARING?
A:   All holders of ordinary shares and of deferred shares are
     entitled to attend and be heard at the hearing in person or through a professional lawyer Holders of ADRs may cancel
     their ADR, pay fees, taxes, charges, etc. and withdraw their ordinary shares and then they may attend.

Q:   WHEN DO YOU EXPECT TO COMPLETE THE TRANSACTION?
A:   We are working to complete the transaction as quickly as
     possible following shareholder approval. However, in
     addition to shareholder approval, we must also obtain
     judicial and regulatory approvals or exemptions, including sanctioning of the scheme by the High Court and U.S. and
     Irish antitrust approvals or waivers. We hope to obtain the required approvals or exemptions in time to complete the
     transaction by September 30, 2000.

Q:   WHAT ARE THE U.S. FEDERAL TAX CONSEQUENCES OF THE
     TRANSACTION TO ME?
A: Your receipt of shares in the capital of Galen that are delivered to you in consideration for the cancellation of your ordinary shares (or your ADRs) pursuant to the scheme will not be taxable in the United States.

Q:   WHAT ARE THE IRISH TAX CONSEQUENCES OF THE TRANSACTION TO
     ME?
A: The receipt of shares in the capital of Galen in consideration for the cancellation of ordinary shares or deferred shares will not give rise to Irish capital gains tax.

Q:   WHO CAN HELP ANSWER MY QUESTIONS?
A:   For additional information about the transaction, including information about how to complete and return your blue and white proxy cards, please contact Warner Chilcott's investor relations department at 973-442-3200. For additional
     information about Galen, please contact its investor
     relations department at 44-28-3833-4974. Should you have any questions with respect to the procedures to be followed in relation to Warner Chilcott ADRs, please call The Bank of
     New York at 1-800-BNY-ADRS (1-800-269-2377).

                                    SUMMARY

     This summary highlights selected information from this proxy statement and does not contain all of the information that is important to you. To understand the transaction and the scheme fully and for a more complete description of the terms of the transaction and the scheme, you should read carefully this entire document and the documents to which we have referred you. We have included page references parenthetically to direct you to a more complete description of the topics presented in this summary.

THE COMPANIES

     WARNER CHILCOTT PLC (SEE PAGES I-30 TO I-40)
     Lincoln House
     Lincoln Place
     Dublin 2, Ireland

     Warner Chilcott develops and markets branded prescription pharmaceutical products in the United States. Our primary area of focus is the large and growing women's health therapeutic category. We also participate in the cardiology and dermatology categories. Through our national sales force of approximately 260 representatives, we market branded pharmaceutical products directly to physician specialists across the country; including obstetrician/gynecologists, urologists, cardiologists, dermatologists, and high-prescribing primary care physicians. We have an experienced management team with significant pharmaceutical industry expertise, specifically in the marketing of prescription pharmaceutical brands.

     GALEN HOLDINGS PLC (SEE PAGES I-48 TO I-60)
     Seagoe Industrial Estate
     Craigavon, Northern Ireland


     Galen Holdings PLC is an integrated pharmaceutical company, based in Northern Ireland. Galen develops, manufactures and supplies branded prescription pharmaceutical products in the U.K. and Ireland. Galen produces a wide range of prescription medicines in a number of therapeutic areas and develops novel drug delivery systems, including novel applications for its intravaginal ring, or IVR, products. Galen also provides ethical pharmaceutical services to the pharmaceutical industry in both Europe and the United States which involves supplying and distributing clinical trial materials internationally, operating a drug reconciliation business and designing and programming computer based interactive voice response systems to permit the more efficient management of the clinical trials process. It also includes a "bench-to-pilot scale" specialty chemical synthesis service for research-based pharmaceutical businesses.


THE TRANSACTION AGREEMENT AND THE SCHEME


     Under the scheme and the transaction agreement, all issued and outstanding ordinary shares of Warner Chilcott (other than shares held by Galen or any of its subsidiaries) will be canceled and the holders thereof will receive 2.5 ordinary shares of Galen in consideration for each ordinary share so canceled, and all issued and outstanding deferred shares will be canceled and the holder will receive one ordinary share of Galen. Upon reduction of Warner Chilcott's capital by the cancellation of the ordinary shares and the deferred shares, the share capital of Warner Chilcott will be increased by the creation of a number of new ordinary shares and new deferred shares equal to the number of shares canceled and these new shares will be allotted and issued, credited as fully paid, to Galen. If Warner Chilcott issues any ordinary shares (other than to Galen or anyone acting on behalf of Galen) after the commencement of the meeting of holders of ordinary shares convened by direction of the High Court and in relation to the scheme and prior to 5:00 p.m. on the day before the Hearing Date, such ordinary shares shall be subject to the terms of the scheme and the holder or holders of such ordinary shares shall be bound by the scheme accordingly. As a result of the transaction:



     - Warner Chilcott will become a wholly owned subsidiary of Galen



     - former Warner Chilcott shareholders will own approximately 20% of Galen's ordinary shares, or 25% on a diluted basis.


     In addition, Warner Chilcott and Galen have agreed that they will use their reasonable best efforts to implement arrangements whereby the outstanding Warner Chilcott options and warrants will be modified to become options and warrants to acquire the number of whole ordinary shares of Galen equal to the number of ordinary shares that were issuable upon exercise of the Warner Chilcott option or warrant immediately prior to the effective time of the transaction multiplied by the per share consideration, rounded down to the nearest whole number of ordinary shares of Galen. The per share exercise price of ordinary shares of Galen issuable upon exercise of these Galen options and warrants will be equal to the exercise price per share at which the Warner Chilcott option or warrant was exercisable immediately prior to the effective time of the transaction divided by the per share consideration, rounded up to the nearest whole cent. After conversion, the other terms and conditions of the Galen options and warrants will be the same as the terms and conditions of the Warner Chilcott options and warrants, except that, in accordance with the terms of the Warner Chilcott options and warrants, these Galen options and warrants will be fully vested and exercisable.


REASONS FOR THE TRANSACTION (SEE PAGE I-24)

     You should review the factors that our board of directors considered when deciding whether to approve the transaction. Our board of directors believes that the transaction is fair to and in the best interests of our shareholders because, among other factors, it offers a premium over the trading price of the ADRs representing our ordinary shares. The board of directors and management also believe that the transaction will benefit the combined company and its customers and employees in a manner that we could not achieve on our own.

OUR RECOMMENDATION TO SHAREHOLDERS (SEE PAGE III-2)

     Our board of directors believes that the transaction is fair to and in the best interests of our shareholders and recommends that you vote to approve the scheme, the reduction of Warner Chilcott's share capital and other matters to be proposed at the meetings.


WHAT YOU WILL RECEIVE (SEE PAGE I-82)



     Following completion of the transaction, holders of Warner Chilcott ordinary shares will receive 2.5 ordinary shares of 10p each in the capital of Galen in consideration for each Warner Chilcott ordinary share you own; and holders of Warner Chilcott options and warrants will be entitled to Galen options and warrants as described in this proxy statement. If you hold Warner Chilcott ADRs, you will receive 0.625 Galen ADSs in consideration for each Warner Chilcott ADS. Each Galen ADR, evidencing a Galen ADS, will in turn represent four Galen ordinary shares at 10p each in the share capital of Galen. There will be no adjustment to the rate of exchange as a result of changes in the relative values of Warner Chilcott or Galen shares prior to approval of the Scheme.


THE MEETINGS (SEE PAGES III-1 TO III-4)

     The court meeting and the extraordinary general meeting are being held at
Lincoln House, Lincoln Place, Dublin 2, Ireland, on             , 2000 and are
scheduled for 10:00 a.m., and 10:15 a.m., local time, respectively (or, in the case of the extraordinary general meeting, as soon thereafter as the relevant preceding meeting has been concluded or adjourned). At the court meeting, shareholders will be asked to approve the scheme. At the extraordinary general meeting, shareholders will be asked to approve the reduction of Warner Chilcott's share capital and certain other matters proposed in, or related to, the scheme.

SHAREHOLDERS ENTITLED TO VOTE (SEE PAGE III-2)

     Each holder of record of ordinary shares is entitled to vote in person or by proxy at the court meeting and will have one vote for each ordinary share held by him.

     Roger Boissonneault and Paul Herendeen have entered into employment agreements with Warner Chilcott, Inc. conditional upon completion of the transaction under which they will receive, among other things, options to purchase ordinary shares of Galen. James Andress has entered into a separation agreement conditional upon completion of the transaction. Roger Boissonneault, Paul Herendeen and James Andress, each an executive officer of Warner Chilcott, are referred to in this proxy statement as excluded officers. Accordingly, the interests of the excluded officers, each of whom owns ADRs, differ or may differ from those of other persons owning ordinary shares or ADRs, and the excluded officers have therefore agreed to instruct the depositary not to exercise the voting rights attaching to the ordinary shares represented by the ADRs owned by them and have agreed to be bound by the scheme in respect of those shares. For more information, please see the section entitled "Interests of Warner Chilcott's Executive Officers and Directors in the Transaction."

     Each holder of record of ordinary shares is entitled to vote in person or by proxy at the extraordinary general meeting. On a show of hands, each shareholder will have one vote, and on a poll each shareholder will have one vote for each ordinary share held by him.


     The holders of record of deferred shares have agreed separately to be bound by the scheme. Due to considerations of Irish law, no other shareholders or members of Warner Chilcott management have agreed to vote in favor of the scheme or the transaction to ensure that such shareholders will be able to vote at the court meeting.


QUORUM REQUIREMENTS (SEE PAGE III-2)

     Warner Chilcott has been advised by McCann FitzGerald, its Irish counsel, that, unless the High Court decides that the circumstances justify a different quorum, two holders of record of ordinary shares entitled to vote at the relevant meeting, each appearing in person or by proxy, will constitute a quorum for the transaction of business at the court meeting.

     Three holders of record of ordinary shares, each appearing in person or represented by proxy, and holding not less than one-third of the outstanding ordinary shares, will constitute a quorum for the transaction of business at the extraordinary general meeting.

VOTES REQUIRED (SEE PAGES III-2 TO III-3)

     Court meeting. In order to complete the transaction, the scheme must be approved at the court meeting by a majority in number, representing 75% of the total par value of Warner Chilcott's ordinary share capital, of those holders of ordinary shares present and voting in person or by proxy. The custodian for the depositary is the shareholder of record in respect of those ordinary shares represented by ADRs.

     Extraordinary general meeting. In order to complete the transaction, the resolution to be proposed at the extraordinary general meeting must be approved by not less than 75% of the votes cast at the extraordinary general meeting by the holders of ordinary shares present in person or by proxy. The custodian for the depositary is the shareholder of record in respect of those ordinary shares represented by ADRs.

EFFECT OF ABSTENTIONS AND BROKER NON-VOTES (SEE PAGE III-3)

     Holders of shares that abstain from voting such shares and holders of ADRs that instruct the depositary not to vote the shares represented by ADSs which their ADRs evidence as to a particular matter will not have such shares counted as votes in favor of such matter, and such shares will also not be counted as shares voted on such matter and may not count towards a quorum on such matter. Accordingly, such abstentions will have no effect on the voting on the matters presented for approval by the shareholders at either of the meetings.

REQUIREMENTS AS TO PROXIES (SEE PAGES III-3 TO III-4)

     To be valid, the proxy cards for both of the meetings must be deposited not less than 48 hours prior to the time appointed for the holding of that meeting with the Secretary of Warner Chilcott at its registered office, Lincoln House, Lincoln Place, Dublin 2, Ireland. Holders of ordinary shares submitting proxy cards for the court meeting, may alternatively deliver the proxy cards to the chairman of the meeting at such meeting.

     Any proxy may be revoked at any time by a holder of ordinary shares before its being voted by:

     - voting in person at the relevant meeting (although mere personal attendance at the relevant meeting will not constitute a revocation of a proxy);

     - delivery of a subsequently dated proxy, provided that such subsequently dated proxy must be received at the above office not less than 48 hours prior to the time appointed for holding of the relevant meeting, or, in the case of the court meeting, delivered to the chairman of the meeting at that meeting; or

     - delivery of a written revocation of such proxy, provided that such revocation must be received at the above office not less than one hour prior to the time appointed for the holding of the relevant meeting.


THE TRANSACTION AGREEMENT AND THE SCHEME (SEE PAGES I-82 TO I-87)


     The transaction agreement is attached as Annex A and the scheme is attached as Annex B. We encourage you to read the transaction agreement and the scheme as they are the legal documents that, subject to the High Court, govern the transaction.


INTERESTS OF CERTAIN PERSONS IN THE TRANSACTION (SEE PAGES I-76 TO I-81)


     In considering the recommendation of the Warner Chilcott board of directors to approve the transaction, you should be aware that a number of executive officers and directors of Warner Chilcott will receive benefits as a result of the transaction that will be in addition to or different from the benefits that Warner Chilcott shareholders receive generally. Roger Boissonneault and Paul Herendeen, executive officers of Warner Chilcott, have entered into employment agreements with Warner Chilcott, Inc. conditional upon completion of the transaction which provide for certain benefits and the grant of options to purchase ordinary shares of Galen. James Andress, an executive officer of Warner Chilcott, has entered into a separation agreement under which Galen has agreed to make severance payments, pursuant to the terms of his existing employment agreement with Warner Chilcott, which payments are conditional upon completion of the transaction. All employees of Warner Chilcott, including certain executive officers and directors will receive Galen options in exchange for Warner Chilcott options. These options will become fully vested upon completion of the transaction.


CONDITIONS TO THE TRANSACTION (SEE PAGES I-85 TO I-86)


     Completion of the transaction depends upon satisfaction of a number of conditions including, among others, the following:

     - approval of the transaction, the scheme and other matters by our shareholders;

     - approval of the transaction by Galen's shareholders;

     - absence of any injunction or legal restraint prohibiting the transaction;

     - obtaining required judicial, governmental and other regulatory authorizations, consents, orders, approvals of or declarations or filings with, or expiration or waiver of waiting periods imposed by any governmental entity or any applicable jurisdiction or exemptions, including the sanctioning of the scheme and the confirmation of the reduction of Warner Chilcott's capital by the High Court;


     - unless waived by Warner Chilcott, Warner Chilcott being reasonably satisfied as to the U.S. federal income tax treatment of the transaction;


     - listing of the new Galen ADRs on the Nasdaq National Market; and


     - unless waived by the other party, absence of any material adverse change affecting either Warner Chilcott or Galen.



     We will resolicit your proxy before completing the transaction if the Galen ADRs are not being listed or if we are not reasonably satisfied that the transaction will be tax free to Warner Chilcott shareholders.



TERMINATION OF THE TRANSACTION AGREEMENT AND ABANDONMENT OF THE SCHEME (SEE PAGE I-86 TO I-87)


     Warner Chilcott and Galen can jointly agree to terminate the transaction agreement and abandon the scheme at any time. Either party may also terminate the transaction agreement and abandon the scheme under a number of circumstances, including, among others:

     - if any court or governmental entity has taken action, which is final and binding, to prohibit the transaction;

     - if either Warner Chilcott's or Galen's board of directors withdraws or adversely modifies its recommendation to its respective shareholders;

     - if the shareholders of Warner Chilcott or Galen fail to approve the matters mentioned above by October 31, 2000;

     - if either Warner Chilcott or Galen breaches any representation, warranty or covenant contained in the transaction agreement which has a material adverse effect;

     - if Warner Chilcott fails to obtain the sanction of the High Court of the scheme; and

     - if any court or governmental entity issues, enacts, promulgates or expenses any order, judgment, decree, injunction or ruling prohibiting the transaction which is final and nonappealable.

     In addition, subject to certain conditions, Warner Chilcott may terminate the transaction agreement and abandon the scheme to enter into a superior proposal.


FAIRNESS OPINION (SEE PAGES I-70 TO I-75)



     In deciding to approve the transaction, our board of directors considered, among other things, the opinion of Credit Suisse First Boston Corporation, its financial advisor, as to the fairness, from a financial point of view, of the consideration that ordinary shareholders (other than Galen and its affiliates) will receive in the transaction. A copy of the opinion is attached as Annex C and is also discussed on pages I-70 to I-75. We encourage you to read this opinion.



THE HIGH COURT SANCTION HEARING (SEE PAGE I-26)



     The hearing by the High Court of Warner Chilcott's application for the sanction of the scheme and the confirmation of the proposed reduction of capital will take place on a day which will be appointed by the High Court. All holders of ordinary shares and of deferred shares are entitled to attend and be heard at the hearing in person or through a professional lawyer. ADR holders may cancel their ADR, pay all taxes, fees and changes as provided in the deposit agreement and withdraw their ordinary shares and then they may attend. Any person proposing to make submissions or put forward evidence to the High Court at the hearing will be requested to advise Warner Chilcott's Irish lawyers in advance. Warner Chilcott intends to notify members of the public of a date by which notification should be made in due course. In any event, the date stated should be shortly before the date of the hearing. The High Court may announce its decision immediately after the hearing or may defer this until a date to be announced later.


REGULATORY FILINGS AND APPROVALS (SEE PAGE I-26)

     In order to complete the transaction, both Galen and Warner Chilcott must make certain filings and receive authorizations from various governmental agencies. These include, but are not limited to:

     - the sanctioning of the scheme by the High Court after a hearing on the fairness of the transaction;

     - the expiration or termination of the applicable waiting period under the U.S. Hart-Scott-Rodino Antitrust Improvements Act of 1976; and

     - to the extent applicable, written clearance from the Irish Minister for Enterprise, Trade and Employment under the Mergers, Takeovers and Monopolies (Control) Act, 1978, as amended.

     It is possible that some of these governmental authorities may impose conditions for granting approval. We cannot predict whether we will obtain all of the required regulatory approvals within the time frame contemplated by the transaction agreement or without burdensome conditions.

EFFECTIVE TIME OF THE TRANSACTION (SEE PAGE I-26)

     The transaction will occur upon delivery to the Registrar of Companies in Dublin, Ireland, of a copy of the final order of the High Court sanctioning the scheme and confirming the reduction of Warner Chilcott's capital, and the registration by the Registrar of the order confirming the reduction of Warner Chilcott's capital.


U.S. FEDERAL INCOME TAX CONSEQUENCES (SEE PAGES I-28 TO I-29)



     The transaction will be treated as a tax-free reorganization. U.S. holders will not recognize a gain or loss as a result of the consummation of the transaction and the receipt of ordinary shares of Galen in exchange for their ordinary shares or deferred shares.

IRISH TAX CONSEQUENCES (SEE PAGE I-29)



     The receipt of ordinary shares of Galen in consideration for the cancellation of ordinary shares or deferred shares will not give rise to Irish capital gains tax.



ACCOUNTING TREATMENT (SEE PAGE I-27)



     The transaction will be treated as a purchase for accounting purposes under both U.K. GAAP and U.S. GAAP.



TERMINATION FEE AND EXPENSES (SEE PAGE I-87)


     We have agreed to reimburse Galen's costs and expenses up to $4.25 million:

     - if our board of directors withdraws or modifies in a manner adverse to Galen its recommendation of the transaction and the scheme;

     - if we terminate the transaction agreement to enter into a superior proposal;

     - if the fairness opinion given to us by Credit Suisse First Boston is withdrawn; or

     - if our shareholders, subject to conditions, do not approve the transaction and the scheme by October 31, 2000.

     We have also agreed to pay Galen $4.25 million as a termination fee, reduced by the amount of any of Galen's costs and expenses paid by us, if we terminate the transaction agreement for the above reasons, other than failing to obtain our shareholders' approval for the transaction and the scheme.

     Galen has agreed to reimburse our costs and expenses up to $4.25 million:

     - if the shareholders of Galen do not approve the transaction; or

     - if the board of directors of Galen withdraws or modifies in a manner adverse to Warner Chilcott its recommendation of the transaction.

     In addition, Galen has agreed to pay us $4.25 million as a termination fee, reduced by the amount of any of our costs and expenses paid by Galen, if Galen terminates the transaction agreement due to Galen's board of directors withdrawing or modifying its recommendation of the transaction.

NO APPRAISAL RIGHTS (SEE PAGE I-27)


     Under Irish law, you do not have a right to dissent and obtain payment of the "fair value" for, or otherwise seek a court appraisal of the value of, your Warner Chilcott shares.



SURRENDER OF SHARE CERTIFICATES (SEE PAGE I-28)


     Following the effective time of the transaction, Galen will cause a letter of transmittal to be mailed to all holders of ordinary shares. Certificates should not be surrendered until the letter of transmittal is received, fully completed and returned by such holder as instructed in the letter of transmittal.

CERTAIN EFFECTS OF THE TRANSACTION (SEE PAGES III-12 TO III-14)


     Upon completion of the transaction, holders of Warner Chilcott's ordinary shares and deferred shares will become shareholders of Galen. The internal affairs of Galen are governed by the Companies (Northern Ireland) Order 1986, as amended, and its memorandum and articles of association. The transaction will result in certain differences in the rights of holders of Warner Chilcott ordinary shares and deferred shares.

                   SUMMARY FINANCIAL DATA FOR WARNER CHILCOTT


     The following table presents summary financial and other data with respect to Warner Chilcott Public Limited Company and subsidiaries and has been derived from the audited consolidated financial statements of Warner Chilcott Public Limited Company and its subsidiaries for the years ended December 31, 1999, 1998 and 1997 and the unaudited consolidated financial statements as of March 31, 2000 and for the three months ended March 31, 2000 and 1999 included elsewhere in this proxy statement. We have prepared these financial statements in accordance with U.S. GAAP. You should read this information together with the other information contained under the captions "Selected Consolidated Financial Data," "Management's Discussion and Analysis of Financial Condition and Results of Operations," and Warner Chilcott Public Limited Company and its subsidiaries' consolidated financial statements and related notes included elsewhere in this proxy statement.


                                                    HISTORICAL
                                        -----------------------------------     THREE MONTHS ENDED
                                            FOR YEAR ENDED DECEMBER 31,              MARCH 31,
                                        -----------------------------------   -----------------------
                                          1997         1998       1999(1)        1999       2000(2)
                                        ---------   ----------   ----------   ----------   ----------
                                               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
STATEMENT OF OPERATIONS DATA:
Revenues..............................  $  75,827   $   64,894   $   74,035   $   21,048   $   26,079
                                        ---------   ----------   ----------   ----------   ----------
Costs and expenses
  Cost of goods sold..................     62,863       34,230       27,704        8,449        6,127
  Selling, general and
     administrative...................     23,618       41,709       46,409       12,111       12,647
  Depreciation and amortization.......      5,458        5,621        5,520        1,412        2,421
  Research and development............      6,526        3,241        3,100          841          469
                                        ---------   ----------   ----------   ----------   ----------
Total costs and expenses..............     98,465       84,801       82,733       22,813       21,664
                                        ---------   ----------   ----------   ----------   ----------
Operating income (loss)...............  $ (22,638)  $  (19,907)  $   (8,698)  $   (1,765)  $    4,415
                                        =========   ==========   ==========   ==========   ==========
Net income (loss).....................  $ (28,374)  $  (20,297)  $   (6,701)  $   (1,997)  $      581
                                        =========   ==========   ==========   ==========   ==========
Net income (loss) per ordinary share--
  diluted.............................  $   (3.39)  $    (1.64)  $    (0.54)  $    (0.16)  $     0.05
                                        =========   ==========   ==========   ==========   ==========
Weighted average ordinary shares
  outstanding -- diluted..............  8,359,623   12,366,808   12,367,706   12,366,808   12,726,250
                                        =========   ==========   ==========   ==========   ==========

                                                               AT MARCH 31,
                                                                   2000
                                                              --------------
                                                              (IN THOUSANDS)
BALANCE SHEET DATA:
Cash and cash equivalents...................................     $ 36,112
Working capital.............................................       50,715
Total assets................................................      311,174
Working capital facility....................................           --
Long-term debt..............................................      196,370
Shareholders' equity........................................      100,177

---------------
(1) Includes the gain on the sale of the Vectrin(R) branded minocycline product in September 1999.

(2) Included in net income (loss) for the three months ended March 31, 2000 is an extraordinary loss of $731,000 related to the repayment of certain debt.

                        SUMMARY FINANCIAL DATA FOR GALEN


     The following table presents consolidated summary financial and other data with respect to Galen and has been derived from the audited consolidated financial statements of Galen for the years ended September 30, 1997, 1998 and 1999 and the unaudited consolidated financial statements as of March 31, 2000 and for the six months ended March 31, 1999 and 2000 included elsewhere herein. Galen has prepared the financial statements in accordance with U.K. GAAP, which differs in some ways from U.S. GAAP. You should read Note 33 to Galen's consolidated financial statements for a summary of the main differences between U.K. GAAP and U.S. GAAP.



     You should read the summary data set out below in conjunction with "Galen's Management's Discussion and Analysis of Financial Condition and Results of Operations," the pro forma financial information and the audited consolidated financial statements and notes thereto set out on page F-39 and thereafter.



                                                                                         SIX MONTHS PERIOD
                                                   YEAR ENDED SEPTEMBER 30                ENDED MARCH 31
                                            -------------------------------------   ---------------------------
                                             1997      1998      1999     1999(1)    1999      2000     2000(1)
                                            -------   -------   -------   -------   -------   -------   -------
                                                      (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
Turnover................................    L39,252   L48,867   L67,010   $99,979   L31,050   L42,446   $63,329
                                            -------   -------   -------   -------   -------   -------   -------
Operating profit:
Before exceptional item and goodwill
  amortisation..........................     10,498    14,067    19,361    28,886     9,389    12,044    17,969
Exceptional item(2).....................         --    (2,731)       --        --        --        --        --
Goodwill amortisation...................         --        --      (671)   (1,001)       --      (901)   (1,344)
                                            -------   -------   -------   -------   -------   -------   -------
Total operating profit..................     10,498    11,336    18,690    27,885     9,389    11,143    16,625
Gain on disposal of intangible asset....        750        --        --        --        --        --        --
Investment income.......................        446     1,507       925     1,380       622       747     1,115
Interest payable and similar charges....       (348)     (939)   (1,210)   (1,805)     (565)     (644)     (961)
                                            -------   -------   -------   -------   -------   -------   -------
Profit before taxation..................     11,346    11,904    18,405    27,460     9,446    11,246    16,779
Taxation on profit on ordinary
  activities............................      2,948     3,580     4,396     6,559     2,246     2,499     3,729
                                            -------   -------   -------   -------   -------   -------   -------
Profit after taxation...................      8,398     8,324    14,009    20,901     7,200     8,747    13,050
Minority interests......................         --       (12)      (19)      (28)       13       (39)      (58)
                                            -------   -------   -------   -------   -------   -------   -------
Profit for the financial period.........      8,398     8,312    13,990    20,873     7,213     8,708    12,992
Dividends...............................        427     1,535     1,915     2,857       640       910     1,357
                                            -------   -------   -------   -------   -------   -------   -------
Retained profit for the period..........    L 7,971   L 6,777   L12,075   $18,016   L 6,573   L 7,798   $11,635
                                            =======   =======   =======   =======   =======   =======   =======
Earnings per share......................        8.0p      7.1p     12.0p     17.9c      6.2p      7.2p     10.7c
Diluted earnings per share..............        8.0p      7.1p     12.0p     17.9c      6.2p      7.2p     10.7c
Dividend per share......................        0.3p      1.3p      1.7p      2.5c      0.6p      0.7p      1.0c
                                            =======   =======   =======   =======   =======   =======   =======



(1) Translated solely for the reader from British pounds into U.S. dollars at the Noon Buying Rate on July 17, 2000 of L1.00 = $1.4920.


(2) The exceptional item in 1998 related to the abortive costs of the proposed acquisition of Ferring AB.

                                                               AT MARCH 31, 2000
                                                              -------------------
                                                                (IN THOUSANDS)
BALANCE SHEET DATA:
Cash and cash equivalents...................................  L 38,237   $ 57,050
Working capital.............................................    39,676     59,196
Total assets................................................   176,392    263,177
Long-term debt..............................................    28,700     42,820
Shareholders' equity........................................   112,461    167,792

                        SUMMARY UNAUDITED PRO FORMA DATA


     The following summary unaudited pro forma data reflects the acquisition by Galen of Bartholomew Rhodes Limited and certain of its subsidiaries during the year ended September 30, 1999, the placing made by Galen in November 1999 (the "Galen placing"), the product acquisitions and note issuance completed by Warner Chilcott in February 2000 (the "Warner Chilcott transactions") and the proposed acquisition by Galen of Warner Chilcott in a transaction to be accounted for as a purchase. For a more detailed discussion of this pro forma financial data, see the section titled "Unaudited Pro Forma Condensed Financial Data."



                                                                            PRO FORMA CONSOLIDATED
                                                PRO FORMA CONSOLIDATED             U.S. GAAP
                                                      U.S. GAAP               FOR THE SIX MONTHS
                                                  FOR THE YEAR ENDED                 ENDED
                                                  SEPTEMBER 30, 1999            MARCH 31, 2000
                                                ----------------------      -----------------------
                                                  (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
Turnover......................................  L146,821    $ 219,057(1)(2)  L 79,071     $117,974(1)(2)
Cost of sales.................................   (53,514)     (79,843)        (29,382)     (43,838)
                                                --------    ---------        --------     --------
Gross profit..................................    93,307      139,214          49,689       74,136
Net operating expenses........................   (67,522)    (100,743)        (34,134)     (50,928)
                                                --------    ---------        --------     --------
Operating profit/(loss).......................    25,785       38,471          15,555       23,208
Gain/(loss) on fixed asset disposals..........     1,266        1,889              --           --
Investment income.............................     1,308        1,952           1,031        1,538
Interest payable..............................   (17,038)     (25,421)         (8,592)     (12,819)
                                                --------    ---------        --------     --------
Profit/(loss) before tax......................    11,321       16,891           7,994       11,927
Tax...........................................    (5,615)      (8,378)         (2,935)      (4,379)
                                                --------    ---------        --------     --------
Profit/(loss) after tax.......................     5,706        8,513           5,059        7,548
Minority interests............................       (19)         (28)            (39)         (58)
                                                --------    ---------        --------     --------
Profit/(loss) for the financial year..........  L  5,687    $   8,485        L  5,020     $  7,490
                                                ========    =========        ========     ========
Basic earnings per share......................       3.9p         5.8c            3.3p         4.9
Diluted earnings per share....................       3.8p         5.7c            3.2p         4.8
Shares used in computing basic earnings per
  share (thousands)...........................   147,363      147,363         151,575      151,575
Shares used in computing diluted earnings per
  share (thousands)...........................   149,677      149,677         155,780      155,780
                                                ========    =========        ========     ========



                                                                 PRO FORMA AT
                                                                MARCH 31, 2000
                                                              -------------------
                                                                (IN THOUSANDS)
BALANCE SHEET DATA:
Cash and cash equivalents...................................  L 47,895   $ 71,459
Working capital(3)..........................................   (63,225)   (94,332)
Total assets................................................   490,015    731,103
Long-term debt..............................................    21,173     31,590
Shareholders' equity........................................   294,899    439,989


---------------


(1) Translated solely for the reader from British pounds into U.S. dollars at the Noon Buying Rate on July 17, 2000, of L1.00 = $1.4920.



(2) On May 4, 2000, Warner Chilcott and Galen issued a joint press release announcing the transaction and setting forth pro forma financial data. A copy of this press release was filed with the Securities and Exchange Commission by both of Galen and Warner Chilcott on May 4, 2000, pursuant to Rule 425 under the Securities Act and Rule 14a-12 under the Exchange Act.

        The pro forma financial data in the press release indicated pro forma turnover in the year ended September 30, 1999, of approximately $233 million for the combined company. In deriving this number, we translated the profit and loss account of Warner Chilcott into pounds sterling at a rate of $1.6295 = L1.00, the average exchange rate ruling during the twelve-month period ended September 30, 1999. We then translated the pounds sterling pro forma turnover back into U.S. dollars using the same ratio.


        Since May 4, 2000, the pound has weakened against the dollar. Pursuant to Rule 3-20 of Regulation S-X, the convenience translation provided above is as of a more recent date (May 23, 2000) rather than the balance sheet date due to the recent weakening of the pound against the dollar. If the convenience translation provided above had been made using the rate of L1.00 = $1.6295 (the same rate that the Warner Chilcott numbers were converted into pounds), turnover for the year ended September 30, 1999 and the six-month period ended March 31, 2000 would have been $239.2 million and $128.8 million, respectively.


(3)Long term liabilities in Warner Chilcott's balance sheet at March 31, 2000, includes $200 million in principal amount of senior notes issued by Warner Chilcott on February 15, 2000 which are repurchasable upon a change of control. The acquisition of Warner Chilcott by Galen represents a change in control under the notes. We have reclassified the liability as current in the pro forma balance sheet at a purchase price equal to 101% of the principal amount in accordance with the terms of the notes. As a result, pro forma working capital is negative due to this reclassification. Should such repurchase be required, Galen will replace the liability with currently unutilized long-term bank facilities and additional long-term financing. The terms of a bridgeover loan have been agreed with Northern Bank Limited to provide such financing in the event that a repurchase is required.

                                  RISK FACTORS

     The following risk factors relating to the transaction and the ownership of ordinary shares in the capital of Galen should be considered carefully by shareholders and in addition to the other information contained in this proxy statement.

RISKS RELATING TO THE TRANSACTION


Benefits of the combination may not be realized.


     The combination of Galen and Warner Chilcott involves the integration of separate companies. The difficulties of combining the companies' operations include:

     - the necessity of coordinating geographically separated organizations;

     - integrating and retaining personnel with diverse business backgrounds;
       and

     - any inability to secure regulatory approval for, and gain market acceptance of, products in development including, without limitation, products using Galen's intravaginal ring, or IVR, drug delivery system.


     The process of integrating operations could cause an interruption of, or loss of momentum in, the activities of one or more of the combined company's businesses and the loss of key personnel. The diversion of management's attention and any delays or difficulties encountered in connection with the transaction and the integration of the two companies' operations could significantly harm the combined company after the transaction.



The value of Galen ordinary shares received will fluctuate.


     The market price of Galen ordinary shares is subject to fluctuation. The per share consideration was fixed as of the close of business on May 3, 2000, the date that the transaction agreement was executed by Warner Chilcott and Galen. Therefore, the market prices of Galen ordinary shares when the transaction is completed may vary from their market prices at the date of this document and at the date of shareholder meetings of Galen and Warner shareholders. For example, during the 12 month period ended May 24, 2000, the most recent practical date prior to the mailing of this proxy statement, Galen ordinary shares traded within a range from a low of 485p to a high of 765p, and ended the period at 530p, and Warner Chilcott ADRs traded within a range from a low of 6 5/8 to a high of 21 1/4 and ended that period at 17 7/8. See "Market Price Information" for more detailed share price information.


     These variations may be the result of factors including:



          - changes in the business, operations or prospects of Galen, Warner Chilcott and of the combined company;



          - governmental and/or litigation developments and/or regulatory considerations;



          - market assessments as to whether and when the transaction will be completed;



          - the timing of the transaction;



          - governmental action affecting the pharmaceutical industry generally; and



          - general market and economic conditions, including, without limitation, currency fluctuation.



     The transaction may not be completed until a period of time has passed after the Galen and Warner Chilcott shareholder meetings. At the time of their respective shareholder meetings, Galen and Warner Chilcott shareholders will not know the exact value of the Galen ordinary shares that will be issued in connection with the transaction.



     We urge shareholders to obtain current market quotations for Galen ordinary shares and Warner Chilcott ADRs.

Conditions to completion of the transaction may not be met.



     Completion of the transaction is subject to a number of conditions, including High Court approval of the scheme, antitrust and competition authority approvals and shareholder approval of the transaction. In the event that these conditions are not met or the transaction is not completed, Warner Chilcott may, under the terms of the transaction agreement, be required to pay Galen up to $4.25 million. In addition, Warner Chilcott has incurred expenses in connection with the transaction which may not be recouped in the event that the transaction is not completed. The combined effect of the inability to realize the benefits of the transaction and the payment of the termination fee to Galen and other fees and expenses in connection with the transaction would have a significant effect on Warner Chilcott's and its future business.



An active trading market may not develop for the Galen American Depositary Receipts you will receive in the transaction because no prior market for American Depositary Shares representing Galen's Ordinary Shares in the United States exists.


     Galen's ordinary shares do not currently trade in the United States. Under the transaction agreement, Galen is obligated to list American Depositary Receipts, or ADRs, representing Galen American Depositary Shares, or ADSs, which in turn represent Galen ordinary shares on the Nasdaq National Market. The liquidity of Galen's American Depositary Shares will depend on the number of holders of Galen's American Depositary Shares, the performance of the combined company, the market for similar securities, the interest of securities dealers in making a market in Galen's American Depositary Shares and other factors. A liquid trading market may not develop for Galen's American Depositary Shares.

RISKS RELATING TO GALEN AND THE COMBINED COMPANY

Warner Chilcott has a history of operating losses. We cannot assure you that the combined company will be profitable or that it will be able to maintain profitability.

     Warner Chilcott has a history of operating losses. Through December 31, 1999, Warner Chilcott had an accumulated deficit of approximately $110.3 million. The consolidated company's continued ability to achieve revenue growth and profitability will depend upon, among other things:

     - the success of the products recently acquired from Bristol-Myers Squibb;


     - Warner Chilcott's ability to develop revenue sources to offset the impact of the termination of the Schering-Plough marketing alliance effective September 30, 2000;


     - completing development of the combined company's proposed products;

     - ability to secure regulatory approval for and gain market acceptance of Galen's IVR drug delivery system;

     - raising sufficient funds to finance the combined company's activities;
       and

     - success of the combined company's current product portfolio.


Ability to develop new revenue sources -- The combined company may be unsuccessful at generating revenue formerly generated through its promotion agreement with Schering-Plough.



     Since July 1998 Warner Chilcott has had a sales and marketing agreement under which Warner Chilcott's sales force promotes branded products for Schering-Plough. Revenue generated under this agreement represented approximately 24% of Warner Chilcott's gross revenues for the year ended December 31, 1999 (or approximately 7% for such period on a pro forma basis, which pro forma adjustments take into account both the proposed transaction with Galen and Warner Chilcott's recent acquisition of products from Bristol-Myers Squibb). On July 19, Warner Chilcott announced that its agreement with Schering-Plough will terminate on September 30, 2000. Warner Chilcott is actively pursuing a number of strategies to generate revenues through the allocation of sales force and other capacity currently dedicated to servicing the Schering-Plough agreement, including new co-promotion agreements and/or the acquisition of additional branded pharmaceutical products in the women's healthcare segment. The inability of Warner Chilcott to successfully execute these strategies would have a significant effect on the financial performance of the combined company.



Manufacturing and Supply -- If the combined company has problems with any of the companies who manufacture products for it or its suppliers of raw materials, the combined company's profit margin and its ability to deliver products could be adversely affected.



     During the year ended September 30, 1999, the combined company contracted with third parties for approximately 66% of its pro forma product manufacturing requirements, including the branded pharmaceutical products Warner Chilcott acquired from Bristol-Myers Squibb. Accordingly, the combined company will be dependent upon its contract manufacturers to comply with regulatory requirements and to keep its facilities in good working order. To ensure compliance, the combined company will conduct quality assurance audits of its contract manufacturers, and examine sites and batch records and other documents to determine compliance with FDA, the U.K. Medicines Control Agency ("MCA") and other regulatory requirements and our specifications. However, these contract manufacturers may not be able to manufacture their products without interruption, their suppliers may not comply with their obligations under supply agreements with the combined company, and the combined company may not have adequate remedies for any breach.


     The principal components used in the combined company's products are active and inactive pharmaceutical ingredients and certain packaging materials. Some components may be available only from sole-source suppliers. In addition, the FDA, MCA and other regulatory bodies must approve suppliers of some ingredients for the combined company's products. The development and regulatory approval of the combined company's products are dependent upon its ability to procure active ingredients and packaging materials from FDA and MCA approved sources. FDA and MCA approval of a new supplier would be required if, for example, active ingredients or such packaging materials were no longer available from the initially approved source. The qualification of a new supplier could potentially delay the manufacture of the drug involved. Arrangements with foreign suppliers are subject to certain additional risks, including the availability of governmental clearances, export duties, political instability, currency fluctuations and restrictions on the transfer of funds.


     Although the management of the combined company considers the sources of supply of the combined company to be adequate, and to date, no significant difficulty has been encountered in obtaining product materials, the combined company may not be able to obtain materials as required or at reasonable prices.


     In addition, in connection with Warner Chilcott's recent acquisition of products from Bristol-Myers Squibb, Warner Chilcott entered into transitional support and supply agreements with Bristol-Myers Squibb under which Bristol-Myers Squibb agreed to sell to Warner Chilcott, and Warner Chilcott agreed to purchase from Bristol-Myers Squibb, substantially all of Warner Chilcott's requirements for the acquired products. However, Bristol-Myers Squibb's obligations to supply Warner Chilcott are qualified and subject to conditions (such as the occurrence of a force majeure). Warner Chilcott's remedies in the event of a failure to supply will not completely insure the risk of loss in such event.

The combined company will have restrictive debt instruments outstanding at Warner Chilcott.


     Warner Chilcott has $200.0 million in principal amount of senior notes due 2008 outstanding. Under the terms of the transaction, Warner Chilcott will become a wholly-owned subsidiary of Galen. Under the terms of the indenture governing the senior notes, upon consummation of the transaction Warner Chilcott will be required to offer to redeem the senior notes at 101% of their principal amount from the holders of the senior notes for an aggregate cash consideration of $202.0 million. In the event the holders of the senior notes do not choose to require Warner Chilcott to redeem their senior notes, the senior notes will remain outstanding. The indenture for the senior notes contains various provisions that will significantly limit Galen's ability to operate Warner Chilcott's business by restricting Warner Chilcott's ability, on a stand-alone basis, to:


     - incur additional debt and issue preferred stock;

     - pay dividends and make other distributions;

     - prepay debt;

     - make investments and other restricted payments;

     - enter into sale and leaseback transactions;

     - create liens;

     - sell assets; and


     - enter into certain transactions with affiliates (including Galen).


     For further discussion on the redemption provisions associated with the senior notes, see "Warner Chilcott Management's Discussion and Analysis of Financial Condition and Results of Operations."

The combined company's ethical pharmaceutical services division is reliant on continued outsourcing trends.


     The combined company derived 19.3% of its pro forma revenue in the year ended September 30, 1999, from ethical pharmaceutical services to other pharmaceutical companies. Although this market has grown in recent years, this trend may not continue. At present there is significant consolidation of pharmaceutical companies and we cannot be certain that this will not have a negative effect on the outsourcing of ethical pharmaceutical services in general and those provided by the ethical pharmaceutical services division in particular. In addition, changes in regulations by the FDA, MDA and other regulatory agencies may impact on the overall requirements for clinical trials which in turn could affect the revenues of the combined company.


The combined company may be unsuccessful in managing the growth of its business or integrating new product acquisitions.


     In order to effectively manage acquisitions, the combined company will be required to integrate acquisitions successfully, to maintain adequate operational, financial and management information systems and motivate and effectively manage an increasing number of employees. The future success of the combined company will depend in part on its ability to retain or hire qualified employees to operate its business efficiently in accordance with applicable regulatory standards. If management of the combined company is unable to manage these changes effectively and integrate acquisitions successfully, its business and prospects could be significantly harmed.


The combined company's failure to be reimbursed by third-party payers or pricing pressures by managed care organizations could decrease its revenues.


     The combined company's commercial success in producing, marketing and selling products will depend, in part, on the availability of adequate reimbursement from third-party health care payers, such as government bodies and agencies, including the U.K. National Health Service (the "NHS"), and private health insurers and managed care organizations. Third-party payers are increasingly challenging the pricing of medical products and services. The price paid for prescription medicines by the NHS is determined by the Pharmaceutical Price Regulation Scheme (PPRS). On the current PPRS coming into effect, pharmaceuticals supplied to the NHS were cut in price by 4.5% on average. Such prices may not be increased again until January 1, 2001. As such, the combined company may not be able to achieve market acceptance of its products or to maintain price levels sufficient to realize an appropriate return on its investment in product acquisition and development.



     The market for the combined company's products may be limited by actions of third-party payers. For example, many managed health care organizations are now controlling the pharmaceutical products that are on their formulary lists. The resulting competition among pharmaceutical companies to place their products on these formulary lists has created a trend of downward pricing pressure in the industry. The combined company's products may not be included on the formulary lists of managed care organizations and downward pricing pressures in the industry generally may negatively impact its operations. Further, a number of U.S. legislative and regulatory proposals aimed at changing the health care system have been proposed. While management of the combined company cannot predict whether any such proposals will be adopted or the effect such proposals may have on the combined company's business, the pending nature of such proposals, as well as the adoption of any proposal, may exacerbate industry-wide pricing pressures.


The combined company may be unable to obtain government approval for, or comply with government regulations relating to, its products.

     The clinical development, manufacture, marketing and sale of pharmaceutical products is subject to extensive supranational, national, state and local regulation. The management of the combined company cannot predict the extent to which the combined company may be affected by legislative and other regulatory actions and developments concerning various aspects of its operations, its products and the health care field generally. The combined company will be, as other drug companies manufacturing or marketing drugs are, required to obtain approval from the FDA, the MCA and other regulatory bodies based upon pre-clinical testing, manufacturing chemistry and control data, bioavailability and other clinical data before marketing most drug products. The generation of the required data is regulated by the FDA, the MCA and other regulatory bodies and can be time-consuming and expensive without assurance that the results will be adequate to justify approval.


     The combined company's current and future FDA and MCA filings which it will file with respect to its future proposed products may not be approved in a timely manner, if at all, and it may not meet other regulatory requirements for its future proposed products. Even if the combined company is successful in obtaining all required premarketing approvals, postmarketing requirements and/or its inability or failure to comply with other regulations could result in suspension or limitation of approvals. Additionally, the management of the combined company cannot predict the extent to which the combined company may be affected by legislative and regulatory developments concerning its products and the health care field generally. New governmental regulation may adversely affect the operations or competitive position of the combined company.


Exchange exposure

     A reduction in the value of the U.S. dollar could reduce the earnings of the combined company. Changes in exchange rates, particularly those between the U.S. dollar and pound Sterling will affect the combined company's results of operations. For the six months ended March 31, 2000, approximately 32.3% of Galen's revenue was earned in U.S. dollars while approximately 21.6% of Galen's expenses were in U.S. dollars. Any material decrease in the value of the U.S. dollar compared to the pound could reduce the earnings of the combined company by decreasing the value of revenues relative to Galen's expenses.


Reliance on Trademarks, Patents and Other Intellectual Property -- The combined company may be unable to protect its trademarks, service marks, trade names, patents and trade secrets.



     Due to the branded product focus of the combined company, the management of the combined company considers its trademarks valuable assets. Therefore, the combined company plans to actively manage its trademark portfolio, maintain long-standing trademarks and obtain trademark registrations for new brands. The combined company will police its trademark portfolio against infringement, however, these efforts may be unsuccessful against competitors and pirating companies and it may not have adequate remedies for any breach because, for example, a violating company may be insolvent.



     The combined company will also rely on patents, trade secrets and proprietary knowledge. It will generally seek to protect these items by filing applications for patents on certain inventions, enforcing its legal rights against third parties that it believes may infringe its intellectual property rights, and entering into confidentiality, non-disclosure and assignment of invention of agreements with its employees, consultants, licensees and other companies. The management of the combined company does not ultimately control whether its patent applications will result in issued patents, whether it will be successful in enforcing its legal rights against third party infringers, whether its confidentiality, non-disclosure and assignment of invention agreements will not be breached and whether it will have adequate remedies for any such breach, or that its trade secrets will not otherwise become known by competitors.



Reliance on Key Personnel -- The loss of the services of any members of the senior management team or scientific staff of the combined company could adversely affect its business.



     The combined company will be dependent on the continued services of the principal members of its scientific, sales and management staffs. The loss of the services of these individuals might impede the achievement of the combined company's acquisition and development objectives. The combined company will face intense competition for personnel from other companies, academic institutions, government entities, and other organizations. Three Warner Chilcott executives have employment agreements providing that they may terminate their employment agreements and receive eighteen months base salary plus benefits in the event of a change of control. The loss of key personnel, or the combined company's inability to attract and retain additional, highly skilled employees, could have a material adverse effect on the scientific, sales, acquisition and development objectives of the combined company.


Enforcement of Legal Process Outside the United States - It may be difficult for investors to effect service and enforce legal process against the combined company.

     A majority of the directors and senior executives of the combined company are not residents of the United States. Many of the assets of such persons and of the combined company are located outside the United States. As a result, it may not be possible to effect service of process within the United States upon such persons or the combined company or to enforce against them judgments of U.S. courts predicated upon civil liability provisions of the U.S. federal or state securities laws.


     The following discussion with respect to the enforceability of certain U.S. court judgments in Northern Ireland is based upon advice provided to the combined company by its counsel, L'Estrange & Brett. The United States and Northern Ireland currently do not have a treaty providing for the reciprocal recognition and enforcement of judgments (other than arbitration awards) in civil and commercial matters. Consequently, a final judgment for payment rendered by any federal or state court in the United States based on civil liability, whether or not predicated solely upon U.S. federal securities laws, would not automatically be enforceable in Northern Ireland. In order to enforce any U.S. judgment in Northern Ireland, proceedings must be initiated by way of common law action before a court of competent jurisdiction in Northern Ireland. In such common law action, a court in Northern Ireland generally will not (subject to the following sentence) reinvestigate the merits of the original matter decided by a U.S. court and will order summary judgment on the basis that there is no defense to the claim for payment. The entry of an enforcement order by a court in Northern Ireland is conditional upon the following: (a) the U.S. court had jurisdiction over the original proceeding; (b) the judgment is final and conclusive on the merits and is for a definite sum of money; (c) the judgment does not contravene the public policy of Northern Ireland; (d) the judgment is not for a tax, penalty or fine arrived at by doubling, trebling or otherwise multiplying a sum assessed as compensation for the loss or damage sustained; and (e) the judgment has not been obtained by fraud or in breach of the principles of natural justice. Subject to the foregoing, holders of ordinary shares or ADRs of Galen may be able to enforce in Northern Ireland judgments in civil and commercial matters obtained from U.S. federal or state courts; however, there can be no assurance that such judgments will be enforceable. In addition, there is doubt as to whether a court in Northern Ireland would accept jurisdiction and impose civil liability in an original action predicated solely upon U.S. federal securities laws.



     The combined company will appoint CT Corporation System, 111 8th Avenue, New York, NY 10011, as the combined company's agent for service of process in any suit, action or proceeding with respect to this transaction, and for actions brought under federal or state securities laws brought in any U.S. federal or state court located in The City of New York, Borough of Manhattan, and that the combined company will submit to such jurisdiction and the laying of venue in any such court.

RISKS RELATED TO THE INDUSTRY

An Increase In Product Liability Claims or Product Recalls Could Harm the Business of the Combined Company.


     The development, manufacture, testing, marketing and sale of pharmaceutical products entail significant risk of product liability claims or recalls. The combined company's products are, in the substantial majority of cases, designed to affect important bodily functions and processes. Unforeseen side-effects caused by or manufacturing defects inherent in the products sold by the combined company could result in exacerbation of a patient's condition, further deterioration of the patient's condition or even death. The occurrence of such an event could result in product liability claims and/or recall of one or more of the combined company's products. Claims may be brought by individuals seeking relief for themselves or, in certain jurisdictions, by groups seeking to represent a class.



     Product liability insurance coverage is expensive, can be difficult to obtain and may not be available in the future on acceptable terms, if at all. The combined company's product liability insurance may not cover all the future liabilities it might incur in connection with the development, manufacture or sale of its current and potential products. In addition, the combined company may not continue to be able to obtain insurance on satisfactory terms or in adequate amounts. A successful claim or claims brought against the combined company, in excess of available insurance coverage or product recalls in the future could, regardless of their outcome, have a material adverse effect on the combined company's business, results of operations and reputation and on its ability to obtain and retain customers for its products. Furthermore, the combined company could be rendered insolvent if it does not have sufficient financial resources to satisfy any liability resulting from such a claim or to fund the legal defense of such a claim.



     Product recalls may be issued at our discretion or at the discretion of the FDA, MCA, other government agencies or other companies having regulatory authority for pharmaceutical sales. Management of the combined company cannot assure you that product recalls will not occur in the future. Any recall of a significant product could materially adversely affect the combined company's business by rendering it unable to sell that product for some time.


The combined company is subject to intense competition in its industry.

     The pharmaceutical industry is highly competitive. The combined company's branded products are in competition with brands marketed by other pharmaceutical companies including large, fully integrated concerns with financial, marketing, legal and product development resources substantially greater than that of the combined company.


     The combined company's branded pharmaceutical products are or may become subject to competition from generic equivalents. There is no proprietary protection for some of the branded pharmaceutical products the combined company sells. Generic substitutes for some of its branded pharmaceutical products are sold by other pharmaceutical companies which claim that their products provide equivalent therapeutic benefits at a lower cost. In addition, governmental and other pressure to reduce pharmaceutical costs may result in physicians prescribing products for which there are generic substitutes. Increased competition from the sale of generic pharmaceutical products may cause a decrease in revenue from the combined company's branded products, which could be significant to the combined company.



     Rapid product development and technological change characterize the pharmaceutical industry, and, as such, the combined company's pharmaceutical products could be rendered obsolete or made uneconomical by the development of new pharmaceuticals to treat the conditions addressed by the combined company's products, technological advances affecting the cost of production, or marketing or pricing actions by one or more of the combined company's competitors. The combined company's competitors may also be able to complete the regulatory process for new products before we are able to do so and, therefore, may begin to market their products in advance of our products. The management of the combined company believes that competition among both branded and generic pharmaceuticals aimed at the markets identified by it will be based on, among other things, product efficacy, safety, reliability, availability and price. Developments by others could render any product or technology the combined company produces or may produce obsolete or otherwise non-competitive.



     The pharmaceutical industry is also characterized by frequent litigation. The combined company may find it necessary to initiate or defend lawsuits to enforce its rights and to determine the scope and validity of the proprietary rights of others. Litigation can be costly and time-consuming, and the combined company's litigation expenses may be significant in the future and the outcome of such litigation may not be favorable to the combined company.

           CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS


     Matters discussed in this proxy statement may constitute forward-looking statements. The Private Securities Litigation Reform Act of 1995 provides safe harbor protections for forward-looking statements in order to encourage companies to provide prospective information about their businesses. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements which are other than statements of historical facts.



     Warner Chilcott desires to take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and is including this cautionary statement in connection with such safe harbor legislation. This proxy statement, any Form 10-K, Form 10-Q, Current Report on Form 8-K filed by Warner Chilcott with the Commission or any other written or oral statements made by or on behalf of Warner Chilcott may include forward-looking statements which reflect Warner Chilcott's current views with respect to future events and financial performance. The words "believe," "expect," "anticipate," "intends," "estimate," "forecast," "project" and similar expressions identify forward-looking statements.



     The forward-looking statements set forth in this Proxy Statement are based upon various assumptions, many of which are based, in turn, upon further assumptions, including without limitation, management's examination of historical operating trends, data contained in Warner Chilcott's records and other data available from third parties. Although Warner Chilcott believes that such assumptions were reasonable when made, because such assumptions are inherently subject to significant uncertainties and contingencies which are difficult or impossible to predict and are beyond Warner Chilcott's control, there can be no assurance, and no representation or warranty is made, that the expectations, beliefs or projections will result or be achieved or accomplished. In addition to the other important factors and matters discussed elsewhere herein and in the documents incorporated by reference herein, important factors that, in the view of Warner Chilcott, could cause actual results to differ materially from those discussed in the forward-looking statements include completion of the transactions describe herein, the achievement of the anticipated levels of profitability, growth, cost and synergy, the timely development and acceptance of new products, the impact of competitive pricing, the ability to obtain necessary regulatory approvals, the impact of general business and global economic conditions and other important factors described from time to time in the reports filed with the Commission by Warner Chilcott.



     Disclosure and forward-looking statements by or regarding Galen are not subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 because Galen is not a reporting company under the Securities Act of 1933 or the Securities Exchange Act of 1934.



     Except to the extent required by law, none of Galen, Warner Chilcott nor any of their respective agents, employees or advisors intend or have any duty or obligation to supplement, amend, update or revise any of the forward-looking statements contained or incorporated by reference in this proxy statement.

                            THE PROPOSED TRANSACTION

BACKGROUND OF THE TRANSACTION

     The transaction with Galen grew out of Warner Chilcott's interest in Galen's intravaginal ring, or IVR, technology. The IVR may be used as a delivery vehicle for a wide range of medicines for certain women's health issues. Warner Chilcott's President, Mr. Boissonneault, while employed by Warner-Lambert, had pursued the development of the IVR with Galen and its then partner Roussel Laboratories for use in contraception in 1991 and 1992.

     In June 1996, Mr. Boissonneault made a presentation to Dr. King, Galen's Chief Executive Officer and Galen's Executive Chairman, Dr. Allen McClay, in which he described Warner Chilcott's plan to build a women's healthcare focused sales and marketing organization in the United States. At this meeting, Mr. Boissonneault presented a U.S. marketing plan for Galen's beta estradiol IVR and attempted to acquire the U.S. marketing rights to the product. Mr. Boissonneault was told that Warner Chilcott would be considered as a potential marketing partner when the beta estradiol IVR was closer to commercialization.


     In September 1998, Mr. Boissonneault updated Drs. King and McClay regarding Warner Chilcott's progress and expressed continued strong interest in licensing the U.S. marketing rights to the beta estradiol IVR. Galen did not desire to make a decision as to a marketing partner until the IVR approached commercialization more closely.


     In May 1999, Dr. King and Mr. Boissonneault met in Dublin, Ireland for the purpose of again discussing the possibility of Warner Chilcott licensing the U.S. marketing rights to the IVR. At this meeting, Dr. King stated that Galen was not interested in licensing the IVR to Warner Chilcott, but rather was interested in exploring a possible combination with Warner Chilcott as a means of expanding Galen's operations into the United States. Following that meeting, the three management members of Warner Chilcott's board of directors, Mr. Andress, Chairman and Chief Executive Officer, Mr. Boissonneault and Mr. Herendeen, Executive Vice President and Chief Financial Officer, discussed the situation and concluded that it would not be in the best interest of Warner Chilcott's shareholders to enter into negotiations with Galen due to the then current market value of Warner Chilcott and what were believed to be the near-term prospects of increasing Warner Chilcott's value. Dr. King's primary concern at that time was that any transaction with Warner Chilcott would be dilutive to Galen as Warner Chilcott was not profitable.

     On January 11, 2000, Dr. King and Mr. Geoffrey Elliott, Galen's Chief Financial Officer, met with Mr. Boissonneault and Mr. Herendeen to explore a possible business combination. Dr. King noted that Warner Chilcott had reduced its quarterly cash losses (net loss after adding back depreciation and amortization) to near the break-even point and that the ability to construct a business combination was becoming more promising. Dr. King expressed Galen's strong interest in pursuing a possible combination of the two companies in the future.

     On January 18, 2000 Warner Chilcott convened a special meeting of its board of directors for the primary purpose of reviewing the company's progress on the transaction to acquire the Estrace(R) and Ovcon(R) brands from Bristol-Myers Squibb. At that meeting, the board of directors was apprised by Messrs. Andress, Boissonneault and Herendeen of Galen's interest in exploring a possible combination of Galen and Warner Chilcott. After a discussion of Galen's strengths and weaknesses and the merits of a possible transaction, the board of directors authorized Messrs. Andress, Boissonneault and Herendeen to negotiate with Galen. Notwithstanding the board of directors' interest in pursuing a possible transaction with Galen, the board of directors was unanimous in its view that any negotiations with Galen should be put on hold so as not to divert management's attention away from negotiating and completing the transaction with Bristol-Myers Squibb.

     On January 25, 2000 Warner Chilcott announced that it had entered into an agreement to acquire the Estrace(R) and Ovcon(R) brands from Bristol-Myers Squibb. Dr. King expressed the view to Mr. Boissonneault that the acquisition by Warner Chilcott of these products provided the basis upon which a transaction was possible.

     From January 30, 2000 to February 5, 2000, a number of telephone calls took place between Dr. King and Mr. Boissonneault, Dr. King and Mr. Herendeen, and Mr. Elliott and Mr. Herendeen. Galen wished to explore means by which Galen could provide Warner Chilcott with funding to complete the acquisition of the Estrace(R) cream and Ovcon(R) brands without concluding a high yield note offering. Generally, Galen's proposal was that it would consider providing funding to Warner Chilcott provided that the companies immediately enter into merger negotiations. These discussions halted due to Messrs. Boissonneault and Herendeen's unwillingness to jeopardize the timing or completion of the Bristol-Myers Squibb transaction or to entertain a transaction that obligated Warner Chilcott to enter into exclusive negotiations.


     On February 15, 2000 Warner Chilcott issued $200 million principal amount of high yield notes and acquired the Estrace(R) and Ovcon(R) assets from Bristol-Myers Squibb. With the acquisition completed, Messrs. Boissonneault and Herendeen arranged a meeting with Dr. King and Mr. Elliott to discuss a possible transaction. A confidentiality agreement was executed on February 17, 2000 and a meeting occurred at Warner Chilcott's U.S. offices in Rockaway, New Jersey. A thorough discussion of the strategic benefits of combining the companies took place. Messrs. Boissonneault and Herendeen indicated to Dr. King that they would discuss a possible transaction with Warner Chilcott's board of directors, but that they would only be willing to do so if Galen's expectation regarding the relative values of the companies was in an acceptable range. Dr. King agreed to communicate a preliminary proposal after consultation with Galen's board of directors.


     From February 19, 2000 to February 27, 2000, the frequency and intensity of the discussions increased culminating in Dr. King making an oral proposal to Messrs. Boissonneault and Herendeen for consideration by Warner Chilcott's board of directors. While not constituting an offer, the oral proposal consisted of the following material terms:



     - Galen would acquire all of the shares and equivalents of Warner Chilcott at a fixed exchange ratio of 2.3 Galen shares for each Warner Chilcott share



     - the exchange would be structured to be tax free to U.S. holders of Warner Chilcott shares,



     - Galen shares or ADRs would be registered and freely tradable in the U.S.



     - if Warner Chilcott for any reason did not conclude a transaction with Galen following execution of the transaction agreement, Warner Chilcott would be obligated to pay to Galen a break-up fee



     - Mr. Boissonneault and Mr. Herendeen would join the board of directors and senior management group of the combined company



     On February 28, 2000, Warner Chilcott convened a regularly scheduled meeting of its board of directors. As an agenda item at that meeting Mr. Herendeen outlined the oral proposal communicated by Dr. King. Mr. Herendeen reported that the three management members of the board, Messrs. Andress, Boissonneault and Herendeen, generally favored the pursuit of a transaction with Galen and requested authorization to enter into negotiations. The board of directors concluded that Dr. King's oral proposal formed a legitimate basis for proceeding with a transaction and formed a committee of disinterested directors to oversee any discussions and/or negotiations between the companies. The committee was comprised of the three members of Warner Chilcott's audit committee, Mr. James Bloem (chairman of the committee), Mr. Thomas Lynch and Mr. David Pinkerton. The board of directors also agreed that if a transaction were to be pursued, then Warner Chilcott would formally retain Credit Suisse First Boston as its financial advisor.



     On March 1 and March 2, 2000, Messrs. Boissonneault and Herendeen met in Rockaway, New Jersey with Dr. King and Mr. Elliott to exchange additional information regarding both companies and to discuss the prospective organization of the combined companies.



     On March 9, 2000, Warner Chilcott convened a special meeting of the board of directors to discuss, in detail, Galen's expression of interest and the strategic rationale for combining the two companies. Galen proposed the acquisition of all of the outstanding shares of Warner Chilcott in exchange for newly issued Galen shares at a fixed exchange ratio. Under Galen's proposal, two members of Warner Chilcott's senior management team, Messrs. Boissonneault and Herendeen, would hold top level executive positions in the combined enterprise, Mr. Boissonneault as Chief Executive Officer and Mr. Herendeen as Executive Vice President. Both Mr. Boissonneault and Mr. Herendeen would join the board of directors of Galen, which would be expanded to nine members. The members of Warner Chilcott's board of directors determined that they were unanimously in favor of continuing negotiations with Galen and outlined the general terms under which the board of directors would support a transaction.


     These general terms included:



     - an improved exchange ratio for Warner Chilcott shares



     - assurances of tax free treatment



     - satisfaction with due diligence



     - assurance of the board's flexibility to pursue alternatives consistent with its fiduciary duties


     Following a discussion, the board of directors authorized Messrs. Andress, Boissonneault and Herendeen to continue the process with Galen, provided that the special committee of Warner Chilcott's disinterested directors, Messrs. Bloem (chairman), Lynch and Pinkerton, take an active role in overseeing the negotiations. Management was directed to formally retain Credit Suisse First Boston as Warner Chilcott's financial advisor and to ensure that Credit Suisse First Boston kept members of the special committee apprised of all developments.


     On March 14, 2000, Warner Chilcott held a meeting of the special committee and included all of its advisors in its Rockaway, New Jersey offices. Mr. Bloem chaired the meeting. The purpose of this meeting was to discuss issues of structure, taxation, financial accounting, legal and regulatory requirements and timelines. Advisors present included Warner Chilcott's General Counsel, Beth Hecht, financial advisor, Credit Suisse First Boston, outside Irish counsel, outside U.K. counsel, outside U.S. counsel, auditors and tax consultants. During the meeting, a variety of possible transaction structures were discussed with the objective of identifying the structure that would maximize the value of a possible transaction to Warner Chilcott's shareholders.



     On March 22, 2000, Mr. Herendeen and Mr. Andress convened a meeting of the special committee together with certain of the company's advisors for the purpose of reviewing the status of the transaction. All of the members of the special committee were in attendance. At this meeting, the advisors outlined for the special committee the terms of the transaction as proposed by Galen. Mr. Herendeen, taking into account the advice of the company's advisors, expressed concern over the exchange ratio, the existence and magnitude of a break-up fee, the conditions under which the break-up fee would be paid, the board's ability to withdraw its support for the Galen proposal to pursue other potentially more attractive alternatives and the nature of any representations and warranties, and outlined a strategy to attempt to address the concerns. Messrs. Andress and Herendeen, supported by the special committee, outlined the terms under which Warner Chilcott would be willing to continue to pursue a combination with Galen. Credit Suisse First Boston was directed to discuss such terms with Galen's financial advisor, Merrill Lynch International.



     Between March 22 and March 27, Credit Suisse First Boston continued negotiations with Merrill Lynch International and obtained oral confirmation that the revised terms proposed by Warner Chilcott were generally acceptable to Galen. On March 28, Messrs. Boissonneault and Herendeen and Ms. Hecht met in London with Warner Chilcott's outside U.K. and U.S. counsel and Credit Suisse First Boston for the purpose of organizing legal and business due diligence activities. On March 29, Dr. King and Mr. Elliott made a presentation in London to Messrs. Boissonneault, Herendeen, Ms. Hecht and Warner Chilcott's outside advisors. Following the presentation, Dr. King and Mr. Elliott answered questions and agreed to provide additional information as requested by various parties.


     On March 29 and 30, Messrs. Boissonneault and Herendeen and a representative of Credit Suisse First Boston visited several of Galen's facilities in Northern Ireland and continued to conduct business due diligence. During the same period, Warner Chilcott, Galen and their respective outside legal advisors initiated due diligence reviews of the contents of each others' data rooms set up at their U.K. law firms. On March 30, Messrs. Boissonneault and Herendeen made a presentation to members of Galen's senior management, members of Galen's board of directors and Galen's advisors to provide them with a more thorough understanding of Warner Chilcott's historical performance and strategy.


     From March 30 through April 13, negotiations continued between the companies and their respective advisors. During this period, the parties discussed various exchange ratios, ranging from 2.3 to 2.7. Several issues also arose as to the form of the proposed transaction. The most significant issue was Warner Chilcott's position that structuring the transaction as a scheme of arrangement under Irish law would provide the best structure for tax-free treatment for the holders of Warner Chilcott shares. On April 13, Galen agreed to move forward under a scheme of arrangement. The other material issue that was the subject of extensive negotiation was Galen's proposal that Warner Chilcott pay a break-up fee if the proposed transaction was not completed. Warner Chilcott's primary reasons for rejecting Galen's interim proposals were the economic terms, including the exchange ratio and the break-up fee.


     On April 14, a special meeting of the Warner Chilcott board of directors took place in New York City to review the status of the transaction with Galen. At this meeting, the company's Irish and outside U.S. counsel made presentations outlining the directors' obligations under both Irish and U.S. law. Credit Suisse First Boston also made a financial presentation to the board of directors. The board of directors was unanimous in its support for the transaction provided that the remaining open issues were satisfactorily addressed in the transaction agreement.


     On April 28, a special meeting of the board of directors was held telephonically. Prior to the meeting, a draft of the transaction agreement was provided to all of the members of the board of directors. The draft circulated was not final, as it contained a number of open issues such as the amount of a break-up fee. Ms. Hecht reviewed the provisions of the transaction agreement with the directors. The board of directors then discussed the terms of the transaction agreement and agreed to meet again when the agreement was in final form.



     On May 3, 2000, a special meeting of the board of directors was held telephonically. Prior to the meeting, a near final draft of the transaction agreement was provided to all members of the board of directors. Warner Chilcott's U.S. counsel, Kirkland & Ellis, led a detailed discussion of the principal terms of the agreement and identified the few issues that remained to be resolved before the agreement could be executed. The board of directors discussed the agreement and parameters for resolving the open issues. Next, Credit Suisse First Boston provided an update of its previous presentation and delivered its written opinion, dated May 3, 2000, to the effect that, as of that date and based upon and subject to the matters described in the opinion, the per share consideration to be offered to the holders of Warner Chilcott ordinary shares and Warner Chilcott ADRs (other than Galen and its affiliates) under the scheme is fair to those holders from a financial point of view. The board of directors then discussed Credit Suisse First Boston's presentation. After the board of directors had the opportunity to have their questions answered, the Chairman, Mr. Andress, polled the board of directors as to their vote on the proposed transaction. At the request of the board of directors, the proposed resolutions authorizing the transaction were read aloud. Mr. Boissonneault was authorized to resolve the open issues within the ranges discussed by the board of directors. Upon a motion by Mr. Lynch, seconded by Mr. Bloem, the resolutions were approved by a unanimous vote of the board.


     During the evening of May 3, Mr. Boissonneault resolved the open issues on the transaction within the ranges authorized by the Warner Chilcott board of directors. Early in the morning of May 4, Mr. Boissonneault and Dr. King executed the final transaction agreement between the companies.


     On July 14, 2000, Messrs. Boissonneault and Herendeen notified Dr. King and Mr. Elliott that, following discussions with Schering-Plough, the promotion agreement between Schering-Plough, and Warner Chilcott would terminate on September 30, 2000. On July 17, 2000 Messrs. Boissonneault and Herendeen participated in a conference call with Dr. King, Mr. Elliott and Galen's advisors for the purpose of discussing the implications of the termination of the agreement with Schering-Plough and the status of Warner Chilcott's plans to deploy the sales force capacity dedicated to Schering-Plough through September 30, 2000. Dr. King requested that various analyses and other information be provided to Galen and its advisors. On July 18, 2000 the requested information was provided to Dr. King and Mr. Elliott and, following discussion of the material with Galen's board of directors, Dr. King stated the Galen board's concurrence with the decisions made by management of Warner Chilcott and Galen's continued support for the proposed transaction.


WARNER CHILCOTT'S REASONS FOR SUPPORTING THE TRANSACTION

     Warner Chilcott's board of directors determined by a unanimous vote of all of its directors that the exchange of all Warner Chilcott shares for Galen shares is fair to, and in the best interests of, Warner Chilcott and its shareholders and by such votes has approved the transaction agreement and the scheme of arrangement. Accordingly, the board of directors recommends that shareholders vote in favor of the scheme and the other matters to be proposed at the extraordinary general meeting.


     In reaching its determination, the board of directors considered a number of factors, including, but not limited to, the following factors which all weighed in favor of the transaction:


          (1) Our business, financial condition, earnings and prospects and the competitive environment facing us, which helped the directors evaluate the merits and risks associated with our continuing as an independent entity, whether the transaction is in the best interests of our company and whether it is an appropriate time to engage in the proposed transaction;

          (2) Galen's prospects in combination with our company, particularly the improved visibility of its longer-term plans -- for the U.S. branded products business, access to a pipeline of proprietary products in development -- and for Galen's product development activities, the ability to retain control over the U.S. commercialization of its pipeline and thereby retain a greater economic stake in the potential success of its developed products;

          (3) The expectation that the combined company, due to its greater scale, will be positioned to accelerate our growth through increased flow of acquisition and licensing opportunities and improved access to the capital to complete such transactions;

          (4) The historical market prices and trading information with respect to the Warner Chilcott ADRs;

          (5) The fact that, based on the closing price of Galen's ordinary shares as of May 3, 2000, the 2.5 shares of Galen stock to be issued in consideration of each ordinary share represented: (a) a premium of 33% over the $18.00 closing price of the ADRs on the Nasdaq National Market on May 3, 2000, the last trading day prior to the public announcement of the execution of the transaction agreement and (ii) a premium of approximately 57% over the average closing price of the ADRs over the 30 trading days preceding the announcement, which led the directors to conclude that the transaction would provide an opportunity for shareholders to receive a premium to current and recent trading prices for the ordinary shares;

          (6) The opportunity for option holders to participate in the equity of the combined company through the conversion of Warner Chilcott options into Galen options;

          (7) The expectation that the transaction will be tax-free to our shareholders;

          (8) The likelihood that the transaction will be approved by Galen's shareholders and the relevant regulatory authorities;


          (9) The likelihood that the combined company will have more diverse sources of revenue (U.S. pharmaceuticals, U.K. pharmaceuticals, U.S. and U.K. service businesses) and will be less reliant on any one product or business activity;



          (10) The terms and conditions of the transaction agreement and the scheme, including the amount and form of the consideration to be received by our shareholders and option holders and the conditions to the closing of the transaction, which led the directors to conclude that there was a high probability of the transaction being consummated; and



          (11) The presentation of Credit Suisse First Boston to the board, including their oral opinion dated May 3, 2000 to the effect that, as of that date and based upon and subject to the matters described therein, the per share consideration to be offered to the holders of Warner Chilcott ordinary shares and Warner Chilcott ADRs (other than Galen and its affiliates) under the scheme was fair to such holders from a financial point of view.



     The board of directors also considered factors that weighed against the transaction, including concerns about the value and liquidity of Galen shares and the timing of the transaction in light of Warner Chilcott's recent product acquisitions.

     The above discussion of the information and factors considered by our board of directors is not meant to be exhaustive, but includes the most significant factors considered by the board. Our board did not quantify or attach any particular weight to the factors that it considered in reaching its determination that the transaction agreement and the scheme are fair to and in the best interests of our company. As a result of its consideration of the factors described above, and other relevant considerations, the board determined by a unanimous vote of all of the directors that the transaction agreement and the scheme are fair to and in the best interests of our company and its shareholders and approved both the transaction agreement and the scheme. In considering the recommendation of our board of directors with respect to the transaction, shareholders should be aware that the interests of certain directors and executive officers are or may be different from the interests of our company and its shareholders generally. The board was aware of these interests and took these interests into account in approving the transaction agreement and the scheme.

THE HIGH COURT SANCTION HEARING


     The hearing by the High Court of Warner Chilcott's application for the sanction of the scheme and the confirmation of the proposed reduction of share capital will take place on a day which will be appointed by the High Court following a separate application for that purpose. At the same time as the High Court appoints the day for hearing, it will direct how the date of the hearing should be advertised. Warner Chilcott will propose that such advertising should be placed in the legal notices sections (or similar available alternative sections) in the Wall Street Journal and The Irish Times newspapers. All holders of ordinary shares and of deferred shares are entitled to attend and be heard at the hearing in person or through a professional lawyer. ADR holders may cancel their ADR, pay all taxes, fees and changes as provided in the deposit agreement and withdraw their ordinary shares and then they may attend. Submissions and arguments to the High Court are generally made orally, but any facts other than those expressed in Warner Chilcott's own documents which a person wishes to put forward must be put forward as evidence in the form of a sworn written statement (an affidavit being the standard form for this in Irish practice). Any person proposing to make submissions or put forward evidence to the High Court at the hearing will be requested to advise Warner Chilcott's Irish lawyers in advance and they in turn will advise the High Court. Individuals may make these submissions personally or by a professional lawyer entitled to appear in the High Court of Ireland (a solicitor or barrister in Irish practice).


     The hearing will take place on the advertised date or on adjourned dates then fixed by the High Court. The High Court will consider the submissions and evidence presented to it so as to establish whether the requirements of Irish law and Warner Chilcott's corporate constitution, its memorandum and articles of association, so far as these are applicable, have been complied with, whether the necessary majorities of Warner Chilcott's shareholders of record have voted in favor of approving the scheme and the resolution for the reduction of Warner Chilcott's share capital, and whether the scheme and reduction of capital are fair and reasonable in all the circumstances. The High Court may announce its decision immediately after the hearing or may defer this until a date to be announced later.

EFFECTIVE TIME OF THE TRANSACTION

     The transaction will become effective upon delivery to the Registrar of Companies in Dublin, Ireland, of a copy of the final order of the High Court sanctioning the scheme and confirming the reduction of Warner Chilcott's capital, and the registration by the Registrar of the order confirming the reduction of Warner Chilcott's capital.

REGULATORY FILINGS AND APPROVALS

     In addition to the High Court proceedings described elsewhere in this document, the obligation of each party to fulfill its respective obligations under the transaction agreement is subject to obtaining the prior approval or consent of the following governmental agencies:

     Under the Irish Mergers, Takeovers and Monopolies (Control) Act, 1978, as amended, the transaction may not be completed until notifications have been given and certain information has been furnished to the Minister for Enterprise, Trade and Employment and either the Minister has stated in writing that she does not intend to make an order under Section 9 of that Act with respect to the transaction or the relevant period within the meaning of Section 6 of that Act has elapsed. Galen and Warner Chilcott filed the appropriate notification forms and information with the Minister on May 16, 2000.

     Under the HSR Act and the rules promulgated thereunder by the U.S. Federal Trade Commission, or FTC, the transaction may not be consummated until notifications have been given and certain information has been furnished to the FTC and the Antitrust Division of the Department of Justice and specified waiting period requirements have been satisfied or approval granted.

     At any time before or after completion of the transaction, the antitrust authorities described above could take such action under their respective antitrust laws as they deem necessary or desirable in the public interest, including seeking to enjoin the completion of the transaction or seeking divestiture of assets of Galen or Warner Chilcott. In addition, at any time after the completion of the transaction, any state could take such action under its antitrust laws as it deems necessary or desirable in the public interest. Such action could include seeking to enjoin the completion of the transaction or seeking divestiture of assets of Galen or Warner Chilcott. Private parties may also seek to take legal action under the antitrust laws under certain circumstances.

     Based on information available to them, Galen and Warner Chilcott believe that the transaction can be effected in compliance with European Union, Irish and United States federal and state antitrust laws. However, there can be no assurance that a challenge to the completion of the transaction on antitrust grounds will not be made or that, if such a challenge were made, Galen and Warner Chilcott would prevail or would not be required to accept certain conditions, including the divestiture of assets and/or commitments as to future business practices and other matters in order to complete the transaction.

ACCOUNTING TREATMENT

     Galen intends for the transaction to be treated as a purchase for accounting purposes under both U.K. GAAP and U.S. GAAP.

FEDERAL SECURITIES LAW CONSEQUENCES


     All ordinary shares in the capital of Galen received by shareholders of Warner Chilcott in the transaction will be issued pursuant to an exemption from registration under Section 3(a)(10) under the U.S. Securities Act of 1933, as amended. Galen is seeking a "no-action letter" from the U.S. Securities and Exchange Commission confirming the availability of such exemption and that the Galen ordinary shares will not be deemed to be "restricted securities" within the meaning of Rule 144(a)(3) of the U.S. Securities Act. Ordinary shares of Galen received by persons deemed to be affiliates of Warner Chilcott prior to the transaction may be resold by them in the U.S. only in transactions permitted by the resale provisions of Rule 145 promulgated under the Securities Act (or Rule 144 in the case of such persons who become affiliates of Galen) or otherwise in compliance with or under an exemption from the registration requirements of the U.S. Securities Act. Persons deemed to be affiliates of Warner Chilcott or Galen are those individuals or entities that control, are controlled by, or are under common control with, such party and generally include executive officers and directors of such party as well as certain principal shareholders of such party.


STOCK MARKET LISTING


     It is a condition to the transaction that ADRs representing Galen ordinary shares to be issued in the scheme be approved for quotation on the Nasdaq National Market. Galen has filed an application for listing the new Galen ADRs on the Nasdaq National Market.


NO RIGHT TO DISSENT

     If the shareholders of Warner Chilcott approve the scheme and the reduction of Warner Chilcott's capital, and the High Court sanctions the scheme and confirms the reduction of Warner Chilcott's capital, then, subject to the scheme becoming effective in accordance with its terms, each of Warner Chilcott's ordinary shares and deferred shares will be automatically deemed canceled and in consideration therefor holders of those ordinary shares will receive the number of ordinary shares in the capital of Galen determined by the per share consideration and holders of those deferred shares will receive one ordinary share of Galen. No holder of any ordinary shares or deferred shares of Warner Chilcott will have a right under law of the Republic of Ireland to dissent or obtain the "full value" of, or otherwise seek a court appraisal of the value of, such securities.

SURRENDER OF SHARE CERTIFICATES

     Following the effective time of the transaction, Galen will cause a letter of transmittal to be mailed to all holders of ordinary shares containing instructions for surrendering their certificates representing ordinary shares. Certificates should not be surrendered until the letter of transmittal is received, fully completed and returned by such holder as instructed in the letter of transmittal.

TAX CONSIDERATIONS

  United States federal income tax consequences


     The following discussion summarizes the U.S. federal income tax consequences to holders of the receipt of ordinary shares of Galen in consideration for the cancellation of ordinary shares and deferred shares, as described in the transaction agreement. The discussion is based on the U.S. Internal Revenue Code of 1986, as amended, Treasury regulations, judicial decisions and published positions of the IRS, all as in effect on the date hereof, and all of which are subject to change, possibly with retroactive effect. This discussion does not address all aspects of U.S. federal income taxation (including potential application of the alternative minimum tax) that may be relevant to a particular shareholder or option holder based on such holder's particular circumstances and does not address any aspect of state, local or non-U.S. tax laws. Further, with respect to the discussion of ordinary shares and deferred shares, this summary generally considers only U.S. Holders that hold their ordinary shares as capital assets (generally, assets held for investment) and may not apply to all shareholders. In particular, the discussion may not apply to shareholders (1) who acquired their ordinary shares pursuant to the exercise of employee stock options or other compensation arrangements with Warner Chilcott; (2) who are subject to special tax treatment under the Code (such as broker-dealers, insurance companies, tax-exempt organizations, financial institutions, and regulated investment companies); (3) who hold the ordinary shares as part of a "straddle," "hedge," or "conversion transaction," or to holders whose functional currency is not the U.S. dollar; (4) who own, or have owned, directly, indirectly, or through attribution, currently or during the past five years, 10% or more of the ordinary shares; or (5) who are certain expatriates or former long-term residents of the United States.


     For purposes of this discussion, a "U.S. Holder" is any holder of ordinary shares or deferred shares of Warner Chilcott who is (1) a citizen or resident of the United States; (2) a corporation or other entity taxable as a corporation organized under the laws of the United States or of any state thereof or the District of Columbia; (3) an estate the income of which is included in gross income for U.S. federal income tax purposes regardless of source; (4) a trust, if a U.S. court is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions; or (5) any other person who is subject to U.S. federal income tax on a net income basis with respect to the ordinary shares or deferred shares. In the case of a holder of ordinary shares or deferred shares that is a partnership for U.S. federal income tax purposes, each partner of such partnership will take into account its allocable share of income or loss from the ordinary shares or deferred shares, and will take such income or loss into account under the rules of taxation applicable to such partner, taking into account the activities of the partnership and the partner.


ISSUANCE OF ORDINARY SHARES OF GALEN IN CONSIDERATION FOR CANCELLATION OF ORDINARY SHARES AND DEFERRED SHARES



     Kirkland & Ellis is acting as counsel to Warner Chilcott in connection with the transaction. Warner Chilcott expects to receive an opinion of Kirkland & Ellis that the scheme will constitute a reorganization within the meaning of
Section 368(a) of the Code and the receipt of Galen shares by Warner Chilcott shareholders will therefore be tax free for U.S. federal income tax purposes. This opinion will be based on factual representations of Warner Chilcott and Galen, including that shares of Warner Chilcott will be acquired solely for Galen shares, that Warner Chilcott will not issue additional shares for consideration that would cause Galen not to control Warner Chilcott, and that Warner Chilcott will continue its historic business after the transaction.



     Based on the conditions and assumptions referred to above, as a result of the scheme qualifying as a reorganization, no gain or loss will be recognized by U.S. Holders of ordinary shares or deferred shares solely as the result of the cancellation of their ordinary shares or deferred shares in consideration for shares of Galen pursuant to the scheme. The aggregate tax basis of the ordinary shares of Galen received pursuant to the scheme will be the same as the aggregate tax basis of the ordinary shares or deferred shares canceled in consideration therefor under the scheme. The holding period of the ordinary shares of Galen received will include the holding period of the ordinary shares or deferred shares canceled in consideration therefor pursuant to the scheme. A U.S. Holder who is a "5% shareholder" of Galen in accordance with applicable Treasury Regulations under Section 367(a) of the Code will qualify for the treatment described in this paragraph only if such U.S. Holder files a gain recognition agreement with the IRS.



     Neither Warner Chilcott nor Galen has requested a ruling from the IRS with regard to any of the U.S. federal income tax consequences of the transaction, and the IRS is not precluded from successfully asserting that the cancellation of ordinary shares or deferred shares under to the scheme is not a reorganization, contrary to the opinion of counsel.


     A successful IRS challenge to the reorganization status of the scheme would result in a U.S. Holder of ordinary shares or deferred shares recognizing a taxable gain or loss with respect to each ordinary share or deferred share canceled equal to the difference between (1) the fair market value, as of the time of the completion of the scheme, of the ordinary shares of Galen received and (2) the U.S. Holder's basis in the ordinary shares or deferred shares canceled. In that event a U.S. Holder's basis in the ordinary shares of Galen received in the scheme would equal its fair market value as of the time of the completion of the scheme and the U.S. Holder's holding period for that stock will begin on the day after the day of the completion of the scheme.

     Provided the completion of the scheme qualifies as a reorganization, neither Warner Chilcott nor Galen will recognize gain or loss as the result of the scheme.

  Tax Consequences in the Republic of Ireland

     The following summary is general in character and is based on certain aspects of current law, regulations, rulings and decisions and practice in the Republic of Ireland, all of which are subject to change. Any such change may be applied retroactively and may adversely affect the summary. This summary does not address all possible tax consequences relating to the scheme. Attention is drawn to the fact that the summary is not comprehensive and that shareholders and option holders should consider their individual situation with their usual tax adviser.


     The receipt of ordinary shares of Galen in consideration for the cancellation of ordinary shares or deferred shares will not give rise to capital gains tax in the Republic of Ireland. Holders of ordinary shares or deferred shares will be treated as having acquired the ordinary shares of Galen on the same date and for the same cost as the ordinary shares or deferred shares.



     Due to the individual nature of tax consequences and the number of different jurisdictions involved in this transaction, shareholders are urged to consult their tax advisors as to the specific tax consequences to them of the scheme, including the application to them of any pending legislation, tax reporting requirements, the alternative minimum tax and the effects of applicable national, state or local income or other tax laws.

                                 THE COMPANIES

                   DESCRIPTION OF WARNER CHILCOTT'S BUSINESS

OVERVIEW

     Warner Chilcott develops and markets branded prescription pharmaceutical products in the United States. Our primary area of focus is the large and growing women's health therapeutic category. We also participate in the cardiology and dermatology categories. Through our national sales force of approximately 260 representatives, we market branded pharmaceutical products directly to physician specialists across the country including obstetrician/gynecologists, urologists, cardiologists, dermatologists, and high-prescribing primary care physicians. We have an experienced management team with significant pharmaceutical industry expertise, specifically in the marketing of prescription pharmaceutical brands.

     An important part of our strategy is to acquire established branded pharmaceutical products and to increase their sales through enhanced promotion targeted to high-prescribing physicians. We also internally develop branded products as well as product line extensions for our existing products such as new formulations, dosages or new indications. Line extensions are particularly valuable because they may enable us to extend the growth potential of our brands.

     On January 26, 2000, we entered into an agreement with Bristol-Myers Squibb to acquire three branded pharmaceutical products for aggregate consideration, as adjusted, of $175.1 million. We completed this transaction on February 15, 2000. The products we acquired through that transaction are:

     - Estrace(R) vaginal cream, an estrogen replacement therapy product, with net sales of $21.4 million for the year ended December 31, 1999; and


     - Ovcon(R) 35 and Ovcon(R) 50, two oral contraceptives, with net sales totaling $28.6 million for the year ended December 31, 1999.


     We acquired Estrace(R) cream and Ovcon(R) brands because they are proprietary brands with solid growth prospects competing in two important segments of the women's health market, which is our area of strategic focus and strength. Our goal is to increase the value of both brands through increased promotional support, product repositioning and the development of line extensions. We believe that both brands will respond to the higher level of promotional support that we have been using since March 1999 and will continue to use to support the products relative to BMS's efforts over the last several years.

INDUSTRY OVERVIEW

     Prescription drug expenditures are the fastest growing component of health care expenditures in the United States. The U.S. Health Care Financing Administration estimates that pharmaceuticals currently account for approximately 6.5% of U.S. health care expenditures, and are expected to increase to 8% by 2007. Estimated U.S. pharmaceutical sales for 1998 were approximately $75 billion, and HCFA projects continued sales increases at an average annual growth rate of approximately 10% through 2007, compared to an average annual growth rate of approximately 7% for total health care costs during this period. Factors underlying this increase in prescription drug expenditures include:

     - increases in research and development expenditures by drug manufacturers, resulting in many new drug introductions;

     - a shorter FDA approval cycle for new pharmaceuticals;

     - high prices for new "blockbuster" drugs;

     - an aging population; and

     - increased demand for prescription drugs due to increased disease awareness by patients, effective direct-to-consumer advertising by drug manufacturers and a growing reliance on medication in lieu of lifestyle changes.

     In recent years, the pharmaceutical industry has been characterized by consolidation which has increased the level of sales necessary for an individual product to justify active marketing and promotion from large pharmaceutical companies. For example, for the year ended December 31, 1998, the additional sales required for 1% sales growth for large global pharmaceutical companies such as Merck & Co., Johnson & Johnson and Novartis Pharmaceuticals, a subsidiary of Novartis AG, are $269 million, $237 million and $231 million, respectively. We believe that large pharmaceutical companies have begun to focus their marketing efforts on drugs with annual sales in excess of $250 million, newer or novel drugs which have the potential for high volume sales and products which fit within core therapeutic or marketing priorities. As a result, major pharmaceutical companies increasingly have sought to divest small or non-strategic product lines that can be profitable for emerging pharmaceutical companies, like us, to manufacture and market.

THE HORMONE REPLACEMENT MARKET


     In the U.S., hormone replacement therapy is an approximately $2.5 billion market. Estrogen drug products and estrogens in combination with progestins used for the treatment of symptoms associated with menopause make up the vast majority of the market.


     Vaginal hormone replacement is a sub-segment of the overall hormone replacement market and is comprised of products that deliver estrogen directly to the vaginal tissue. We estimate this market to be roughly $100 million. According to the U.S. Bureau of the Census, there are over 30 million women over the age of 55 in the United States. Many of these women are candidates for vaginal estrogen replacement therapy. We expect continued growth in the market for vaginal estrogen preparations due to the rising number of postmenopausal women, increased life expectancy and a general increase in awareness of the benefits of estrogen replacement therapy. Estrogen based vaginal creams are currently indicated in the treatment of vulval and vaginal atrophy, a common symptom in post-menopausal women.

THE ORAL CONTRACEPTIVE MARKET

     In the U.S., oral contraceptives are a $1.8 billion market. The total market, measured in dollars, grew 12.1% in 1999 compared with 1997. Oral contraceptives are used by over 90 million women worldwide and have been shown to produce safe and effective contraception. The vast majority of the market is composed of oral contraceptive pills consisting of estrogen combined with a progestin.

     Ovcon(R) 35 competes in the low-dose segment of the market, which is comprised of products with 30 to 35 micrograms of estrogen. These low-dose oral contraceptives comprise roughly 79% of the total market. The low-dose segment grew 5.8% in the first half of 1999 compared with 1998. The low-dose segment further breaks down into two sub-segments: the monophasics, including Ovcon(R) 35, that maintain the same ratio of progestin and estrogen throughout the cycle; and the multiphasics that have a changing ratio throughout the cycle. The monophasics market has been declining while the multiphasics have contributed to the overall market growth. We believe that the recent increase in the low-dose multiphasic sub-segment and the decline in the low-dose monophasics is due in large part to the major competitors in the oral contraceptive market (Ortho McNeil/Johnson & Johnson and Wyeth-Ayerst/AHP) placing their primary promotional emphasis on their newer, multiphasic offerings.

SALES AND MARKETING

     We market branded pharmaceutical products that we believe will benefit from promotional activities directed toward physician specialists. We have a sales and marketing infrastructure which includes approximately 260 sales representatives dedicated to promoting and marketing branded pharmaceutical products. We believe we have the fourth largest sales force targeted to promoting women's health products to obstetrician/ gynecologists in the U.S.

     We began building our sales organization in 1997. By the end of 1998, we had established a sales organization of approximately 260 professionals as well as the infrastructure to support and manage our sales efforts. We intend to augment our sales organization as needed to support the promotion of our existing and future branded products. We believe that our sales force at its present size provides us with adequate resources to execute the promotional plans for the branded products discussed in this prospectus, including those acquired from BMS.

     Our marketing strategy is to promote our branded products to high volume prescribing physicians through our targeted specialty sales forces. We focus our sales force by employing precision marketing techniques, including comprehensive internal analysis of actual prescription data. We use this data to identify and target physicians that are likely to produce the greatest return on our promotional efforts. While part of Warner-Lambert, members of our senior management team were pioneers in utilizing precision marketing methods and have brought the benefits of their experience to Warner Chilcott. Precision marketing techniques help us to target physicians, measure the effectiveness of our promotional efforts and evaluate the skill of our individual sales representatives.

     Generally, the physicians we target tend to be specialists concentrated in metropolitan areas and within larger group practices. This concentration enables us to use our 260 person sales force to achieve greater reach and frequency. Our seasoned representatives have developed relationships with physicians in the segments we target.

     Our management team has instituted a number of programs related to compensation, incentives and professional advancement in order to keep our sales representatives motivated with respect to their marketing efforts. Our sales representatives are regularly reviewed and ranked based on a number of key factors of performance. Those rankings are then taken into account in determining base compensation, performance bonuses and professional advancement. The programs have proven effective in motivating our sales representatives and in identifying exceptional employees whose skills warrant advancement to supervisory/management roles within our sales organization.

     We endeavor to supply our sales forces with a full complement of support materials to assist in their efforts to promote and position our products. We believe that our sales representatives and the packaging, sample kits, visual aids and other collateral sales materials that we have developed for use by our sales representatives are of a level of quality, professionalism and sophistication that positions us to successfully compete with much larger pharmaceutical concerns.

BRANDED PRODUCTS

     We market a portfolio of branded products primarily in the women's health, cardiology and dermatology segments. The following table identifies our branded product marketing and development activities.


                      THERAPEUTIC
   PRODUCT            APPLICATION                               STATUS
--------------    --------------------    --------------------------------------------------
WOMEN'S HEALTH
NataFort(R)       Prenatal Vitamin        Developed in-house, launched in December 1997
NataChew(TM)      Chewable Prenatal       Developed in-house, launched in November 1999
                  Vitamin
Pyridium(R)       Urinary Tract           Acquired rights from Warner-Lambert in June 1997
                  Analgesic
Pyridium          Urinary Tract           Acquired rights from Warner-Lambert in June 1997,
  Plus(R)         Analgesic/              continued development in-house and launched in
                  Antispasmodic           March 1999
Estrace(R)        Estrogen Replacement    Began promoting in March 1999 under promotion
  Cream                                   agreement, acquired rights from Bristol-Myers
                                          Squibb in February 2000
Ovcon(R) 35       Oral Contraceptive      Began promoting in March 1999 under promotion
                                          agreement, acquired rights from Bristol-Myers
                                          Squibb in February 2000
Ovcon(R) 50       Oral Contraceptive      Acquired rights from Bristol-Myers Squibb in
                                          February 2000
Mandelamine(R)    Antibacterial           Acquired from Warner-Lambert in June 1997
CARDIOLOGY
LoCholest(R)      Lipid Regulation        Licensed from Eon, launched in 1997
K-Dur(R)          Potassium Supplement    Began promoting in July 1998 under agreement with
                                          Schering-Plough*
Nitro-Dur(R)      Angina                  Began promoting in January 1999 under agreement
                                          with Schering-Plough*
DERMATOLOGY
Doryx(R)          Antibiotic              Acquired from Warner-Lambert in June 1997
Lotrisone(R)      Antifungal/Anti-        Began promoting in January 1999 under agreement
                  inflammatory            with Schering-Plough*
Eryc(R)           Antibiotic              Acquired from Warner-Lambert in June 1997


---------------

* We have recently announced the termination of this agreement effective September 30, 2000.


WOMEN'S HEALTH PRODUCTS

     We are marketing and developing prescription products for the treatment and support of women's health. The following provides a more detailed description of such products:

  NataFort(R)

     In December 1997 we launched NataFort(R), a prescription strength prenatal vitamin designed to improve patient compliance by virtue of its relatively small tablet size. After only two years of marketing, today more new prescriptions are filled in the United States for NataFort(R) than for any other prenatal vitamin. In developing NataFort(R), we performed market research that indicated that the most important ingredients that physicians seek in a prenatal vitamin are folic acid and iron. Meanwhile, patients expressed a strong negative reaction to the size of the tablets which reduced patient compliance. Prenatal vitamins tend to be large due to the inclusion of calcium in their formulation. Although thought to be less important than folic acid or iron, calcium was traditionally included in prenatal vitamins before the introduction of NataFort(R). In addition, the absorption of iron may be inhibited by the presence of calcium. Our solution was to formulate NataFort(R) with folic acid and iron but without calcium. As such, NataFort(R) tablets are smaller than competing vitamins and, due to the absence of calcium, potentially allow for improved iron absorption. Prenatal vitamins are grandfathered drugs and therefore not subject to FDA pre-market clearance requirements.

  NataChew(TM)

     NataChew(TM) is a prescription strength chewable prenatal vitamin which was developed internally and launched in November 1999. NataChew(TM) is a wildberry flavored chewable tablet that provides ten essential vitamins, including folic acid, and iron. The product was designed to enhance patient compliance by using a pleasant-tasting chewable format. We licensed proprietary taste masking technology to overcome the unpleasant taste of iron. The difficulty in taste masking iron has been the primary obstacle to the introduction of chewable vitamin alternatives for pregnant women.

  Pyridium(R) and Pyridium Plus(R)

     Pyridium(R) is an orally active urinary tract analgesic agent that helps relieve urinary pain, burning, urgency and frequency related to urinary tract infections. Pyridium Plus(R), a line extension of Pyridium(R), was introduced by Warner-Lambert Company in 1980. We reintroduced Pyridium Plus(R) in March 1999. The product is positioned to capitalize on the brand equity associated with the Pyridium(R) trademark but is intended for patients with irritative bladder conditions. Our efforts in marketing Pyridium Plus(R) have helped us establish solid relationships with high-volume prescribing urologists.

  Estrace(R) Cream

     Estrace(R) vaginal cream is a hormone replacement therapy for the treatment of vaginal and vulval atrophy. We began promoting Estrace(R) cream in March 1999 under an agreement with Bristol-Myers Squibb. In February 2000, we acquired the rights to this product. Estrace(R) cream contains beta-estradiol as its active ingredient.

  Ovcon(R) 35

     Ovcon(R) 35 is an oral contraceptive composed of norethindrone and ethinyl estradiol. It was introduced by Bristol-Myers Squibb in 1978 and we began promoting the product in March 1999 under an agreement with Bristol-Myers Squibb. In February 2000, we acquired the rights to this product.

  Ovcon(R) 50

     Ovcon(R) 50 is an oral contraceptive composed of norethindrone and ethinyl estradiol. It was introduced by Bristol-Myers Squibb in 1975 and we began promoting the product in March 1999 under an agreement with Bristol-Myers Squibb. In February 2000, we acquired the rights to this product.

CARDIOLOGY PRODUCTS

     We market and develop prescription products for the treatment of angina pectoris and lipid disorders. The following provides a more detailed description of such products.

  LoCholest(R)

     LoCholest(R) powder is a resin that acts as a cholesterol-lowering agent and is intended for oral administration. Patients take LoCholest(R) by mixing it with milk, fruit juice, water or another beverage of their choice.

  K-Dur(R)


     K-Dur(R) is an immediately dispersing extended-release oral dosage form of potassium chloride that is used for the prevention and treatment of hypokalemia (abnormally low potassium concentration in the blood). Hypokalemia can be caused by a number of conditions including the use of diuretics. We have promoted K-Dur(R) under an agreement with Schering-Plough that terminates in September 2000.


  Nitro-Dur(R)


     Nitro-Dur(R) transdermal patch is an organic nitrate formulation used for the treatment of angina pectoris due to coronary artery disease. The product comes in five different dosages and is designed to provide continuous controlled-release of nitroglycerin through intact skin. We have promoted Nitro-Dur(R) under an agreement with Schering-Plough that terminates in September 2000.


DERMATOLOGY PRODUCTS

     We market and develop prescription products for the treatment of acne and other dermatological conditions. The following provides a more detailed description of such products.

  Doryx(R)


     Doryx(R), our proprietary brand of doxycycline, is an orally administered antibiotic capsule containing enteric-coated pellets of doxycycline hyclate. It may be a useful adjunctive therapy in the treatment of severe acne. Doryx(R) was introduced in 1986 by Warner-Lambert. We acquired Doryx(R) in June 1997. In September 1999 we repositioned the product for the dermatology segment and directed our dermatology sales force to promote Doryx(R) to targeted physicians.


  Lotrisone(R) Cream


     Lotrisone(R) cream contains a combination of clotrimazole, USP, a synthetic antifungal agent, and betamethasone dipropionate, USP, a synthetic corticosteroid for dermatological use. It is indicated for the topical treatment of certain dermal infections. We have promoted Lotrisone(R) under an agreement with Schering-Plough that terminates in September 2000.


  Eryc(R)

     Eryc(R), our brand of erythromycin, is an orally administered antibiotic capsule containing enteric-coated pellets of erythromycin that protect the erythromycin base from inactivation by gastric acidity. Dermatologists often prescribe erythromycin as a lower cost alternative to minocycline and for patients for whom tetracycline and penicillin derivatives are contraindicated. Eryc(R) was introduced in 1981 by Warner-Lambert. We began selling Eryc(R) in the first half of 1998.

COLLABORATIVE RELATIONSHIPS

     In July 1998, we became responsible for developing and executing promotional plans to improve the market performance of two Schering-Plough brands: IMDUR(R), a long-acting nitrate for patients with angina, and K-Dur(R), a potassium supplement. Under the original agreement with Schering-Plough, we were compensated based on the market performance of both brands relative to fixed sales targets. This agreement proved to be very rewarding financially and was an important element in reducing our operating losses in the third and fourth calendar quarters of 1998.


     In January 1999, we modified our agreement with Schering-Plough, changing the mix of products promoted by us to include K-Dur(R), Nitro-Dur(R), a nitroglycerine patch for angina and Lotrisone(R), an antifungal/anti-inflammatory corticosteroid cream. This agreement generated consistent revenue for us through the first three quarters of 1999, although at lower levels than were earned under the original agreement.

     In November 1999, we again modified the terms of our agreement with Schering-Plough, agreeing to promote the same three products, K-Dur(R), Nitro-Dur(R) and Lotrisone(R), through the year 2000. The agreement was changed to provide a more direct link between our performance in influencing the market share of the promoted brands and our compensation. On July 19, 2000 we announced the termination of the agreement with Schering-Plough effective September 30, 2000. We are currently pursuing a number of strategies to generate revenue through the allocation of sales force and other capacity dedicated to servicing the Schering-Plough agreement through September 30, 2000.


PRODUCT DEVELOPMENT

     Branded pharmaceutical products are marketed under proprietary brand names and through programs designed to attract the loyalty of prescribing physicians. Our current portfolio and development pipeline of branded products are targeted at the fast-growing women's health category. We also maintain a presence in the cardiology and dermatology segments. These segments are large and afford attractive growth opportunities.

     Through our in-house expertise in product development and regulatory affairs and collaborations with corporate partners, we identify opportunities to develop and launch additional branded pharmaceutical products. Our strategy is to pursue products that represent improvements to existing pharmaceuticals rather than creating new chemical entities. Improvements to existing products generally involve less development and regulatory risk and shorter time lines from concept to market. Where appropriate, we plan to utilize the expertise of our collaborators in the development of new branded products. In our evaluation of prospective product development projects, we expect to maintain a strong bias towards projects that have the ability to produce meaningful financial results in the near-term.

     We also use our in-house expertise, as well as the technology and expertise of our corporate collaborators, to develop improvements and line extensions for existing and future branded products. Enhancements may take the form of modified formulations, novel delivery methods or alternative dosages. Modifications of existing products are expected to enable us to extend the proprietary position, and therefore the value, of our various brands.

GENERIC PRODUCTS

     Consistent with the launch of our branded product initiative to primarily focus our business efforts on branded pharmaceutical products, we have significantly decreased our generic product line to less than ten at December 31, 1999 from over seventy generics two years ago. We intend to continue to reduce or eliminate our generic pharmaceutical business.

CUSTOMERS

     Our customers include the nation's leading pharmaceutical wholesalers, drug distributors and chain drug stores. We also sell certain products in the government sector, both on the U.S. federal and state levels. Our three largest customers are McKesson HBOC, Cardinal Health and Bergen Brunswig. During 1999, McKesson HBOC accounted for approximately $11 million, or 21%, of our net sales, Cardinal Health accounted for approximately $7 million, or 13% of our net sales, and Bergen Brunswig accounted for approximately $5 million, or 9%, of our net sales.


     We derived 24% of our 1999 revenue from our agreement with Schering-Plough under which we promote three Schering-Plough products. We have recently announced the termination of the agreement effective September 30, 2000.


TRADEMARKS, PATENTS AND PROPRIETARY RIGHTS

     Due to our branded product focus, we consider our trademarks valuable assets and actively manage our trademark portfolio, maintaining long-standing trademarks as well as obtaining trademark registrations for new brands. We police our trademark portfolio against infringement but there can be no assurance that these efforts will be successful or that we will have adequate remedies for any breach.

     We believe that licenses from certain of our strategic collaborators to patent rights relating to our products, as well as the technologies and processes used to formulate and manufacture these products, are important to our business. The success of these products may depend, in part, upon our ability and the ability of our strategic collaborators to protect these patent rights. There can be no assurance that we or our strategic collaborators will succeed in protecting these patent rights, or that any patents or licenses will (a) protect us against competitors with similar technologies, (b) not be infringed upon or designed around by others, (c) not be challenged by others and held to be invalid or unenforceable, or (d) not be terminated by a licensor pursuant to various terms in such licenses or due to any breach.

     We also rely on trade secrets and proprietary knowledge, which we generally seek to protect by confidentiality, non-disclosure and assignment of invention agreements with our employees, consultants, licensees and other companies. There can be no assurance, however, that these agreements will not be breached, that we will have adequate remedies for any breach or that our trade secrets will not otherwise become known by competitors. In addition, there can be no assurance that the aforementioned persons will not claim rights to intellectual property arising out of their work.

COMPETITION

     The pharmaceutical industry is highly competitive. Our branded products are in competition with brands marketed by other pharmaceutical companies including large, fully integrated concerns with financial, marketing, legal and product development resources substantially greater than ours.

     Our branded pharmaceutical products are or may become subject to competition from generic equivalents. There is no proprietary protection for some of the branded pharmaceutical products we sell. Generic substitutes for some of our branded pharmaceutical products are sold by other pharmaceutical companies which claim that their products provide equivalent therapeutic benefits at a lower cost. In addition, governmental and other pressure to reduce pharmaceutical costs may result in physicians prescribing products for which there are generic substitutes. Increased competition from the sale of generic pharmaceutical products may cause a decrease in revenue from our branded products and could have a material adverse effect on our business, financial condition and results of operations.

     As the pharmaceutical industry is characterized by rapid product development and technological change, our pharmaceutical products could be rendered obsolete or made uneconomical by the development of new pharmaceuticals to treat the conditions addressed by our products, technological advances affecting the cost of production, or marketing or pricing actions by one or more of our competitors. Our business, results of operations and financial condition could be materially adversely affected by any one or more of these developments. Our competitors may also be able to complete the regulatory process for new products before we are able to do so and, therefore, may begin to market their products in advance of our products. We believe that competition among both branded and generic pharmaceuticals aimed at the markets identified by us will be based on, among other things, product efficacy, safety, reliability, availability and price. There can be no assurance that developments by others will not render any product or technology we produce or may produce obsolete or otherwise non-competitive.

GOVERNMENT REGULATION

  FDA Requirements

     The research, development and commercial activities relating to branded and generic prescription pharmaceutical products are subject to extensive regulation by U.S. and foreign governmental authorities. Certain pharmaceutical products are subject to rigorous preclinical testing and clinical trials and to other approval requirements by the FDA in the United States under the Federal Food, Drug and Cosmetic Act and the Public Health Services Act and by comparable agencies in most foreign countries.

     The FDCA, the Public Health Act, the Controlled Substances Act, and other federal statutes and regulations govern or influence all aspects of our business. All pharmaceutical marketers are directly or indirectly (through third parties) subject to regulations that cover the manufacture, testing, storage, labeling, documentation/record keeping, approval, advertising, promotion, sale, warehousing, and distribution of pharmaceutical drug products. Non-compliance with applicable requirements can result in fines and other judicially imposed sanctions, including product seizures, injunctive actions and criminal prosecutions. In addition, administrative or judicial actions can result in the recall of products, and the total or partial suspension of manufacture and/or distribution. The government can also refuse to approve pending applications or supplements to approved applications. The FDA also has the authority to withdraw approvals of drugs in accordance with statutory due process procedures.

     FDA approval is required before any dosage form of any new unapproved drug, including a generic equivalent of a previously approved drug, can be marketed. Certain drugs are not considered by the FDA to be "new" drugs and fall outside of the typical FDA pre-marketing approval process. These drugs, referred to as "grandfathered" products, generally were in use prior to the enactment of the FDCA. Several of our products are being marketed in reliance upon their status as grandfathered drugs. In addition, we have identified grandfathered drugs as a potential source of opportunities to develop and launch new products. The FDA has expressed the view that all prescription drugs should ultimately be subject to pre-market clearance requirements. If the FDA adopts this stance it could potentially affect products currently, or proposed to be, marketed as grandfathered drugs. We cannot assure you that the FDA will not challenge the grandfathered status of drugs including those marketed by the Company.

     We cannot assure you that approval for our products will be granted by the FDA on a timely basis, if at all. Even after approval is granted, we may be required to undertake further studies to provide additional data on safety. Also, the FDA regulations require post-marketing reporting of adverse drug events of the drug product. The FDA may, at any time, take action to modify and restrict the drug's product labeling or withdraw approval of the product, should new information come to light about the safety of the drug product.

     The FDA regulates post-marketing advertising and promotional activities to assure that these activities are being conducted in conformity with statutory and regulatory requirements. Failure to adhere to these requirements can result in regulatory actions that could have an adverse effect on our business, results of operations, and financial condition.

     Manufacturers of marketed drugs must comply with current Good Manufacturing Practice regulations and other applicable laws and regulations required by the FDA, the Environmental Protection Agency and other regulatory agencies. Failure to do so could lead to sanctions, which may include an injunction suspending manufacturing, the seizure of drug products and the refusal to approve additional marketing applications. We rely and will in the future continue to rely upon third parties for the manufacture of our products. We seek to ensure that any third party with whom we contract for product manufacturing will comply with these regulations and laws. The FDA conducts periodic inspections to ensure compliance with these rules. However, there can be no assurance that any such third parties will be found to be in compliance with current standards. Any such non-compliance could result in a temporary or permanent interruption in the development and testing of our planned products or in the marketing of approved products, as well as increased costs. Non-compliance could have a material adverse effect on our business, results of operations and financial condition.

OTHER REGULATION

     The Prescription Drug Marketing Act, which amends various sections of the FDCA, imposes requirements and limitations upon drug sampling and prohibits states from licensing wholesale distributors of prescription drugs unless the state licensing program meets certain federal guidelines that include, among other things, state licensing of wholesale distributors of prescription drugs under federal guidelines that include minimum standards for storage, handling and record keeping. In addition, the PDMA sets forth civil and criminal penalties for violations of these and other provisions. Various sections of the PDMA are still being implemented by the FDA and the states. Nevertheless, if we or our distributors fail to comply with the requirements of the PDMA, such failure could have a material adverse effect on our business, results of operations and financial condition.

     Medicaid, Medicare and other reimbursement legislation or programs govern reimbursement levels, including requiring that all pharmaceutical companies rebate to individual states a percentage of their revenues arising from Medicaid-reimbursed drug sales. We believe that the federal and/or state governments may continue to enact measures in the future aimed at reducing the cost of drugs to the public. We cannot predict the nature of such measures or their impact on our profitability.

     We are subject to federal, state and local laws of general applicability, such as laws regulating working conditions. In addition, we may be subject to some liability for compliance with environmental laws by third party manufacturers of our products. Compliance with such general laws and environmental laws is not expected to have a material effect on our earnings, cash requirements or competitive position in the foreseeable future. However, we cannot assure you that changes to, or compliance with such laws will not have a material effect on our earnings, cash requirements or competitive position.

     Products marketed outside of the United States that are manufactured in the United States are subject to certain FDA regulations, as well as regulation by the country in which the products are sold. While we do not currently have plans to market our products in other countries, we may do so from time to time.

MANUFACTURING AND SUPPLY


     We contract with third parties for our entire product manufacturing requirements and most of our products are manufactured by a single source. Accordingly, we are dependent upon our contract manufacturers to comply with regulatory requirements and to keep their facilities in good working order. To ensure such compliance we conduct quality assurance audits of the contract manufacturers' sites and batch records and other documents are examined to determine compliance with FDA requirements and our specifications. However, there can be no assurance that these contract manufacturers will be able to manufacture our products without interruption, that these suppliers will comply with their obligations under supply agreements with us, or that we will have adequate remedies for any breach. In the event a supplier suffers an event that would render it unable to manufacture our product requirements for a sustained period, the resulting delay could have a material adverse effect on us.


     The principal components used in our products are active and inactive pharmaceutical ingredients and certain packaging materials. Certain components may be available only from sole-source suppliers. In addition, the FDA must approve suppliers of certain ingredients for our products. The development and regulatory approval of our products are dependent upon our ability to procure active ingredients and packaging materials from FDA approved sources. FDA approval of a new supplier would be required if, for example, active ingredients or such packaging materials were no longer available from the initially approved source. The qualification of a new supplier could potentially delay the manufacture of the drug involved. Arrangements with foreign suppliers are subject to certain additional risks, including the availability of governmental clearances, export duties, political instability, currency fluctuations and restrictions on the transfer of funds.

     Although we consider our sources of supply to be adequate, and to date, no significant difficulty has been encountered in obtaining product materials, there can be no assurance that we will continue to be able to obtain materials as required or at reasonable prices. An extended inability to obtain materials or significant price increases that cannot be passed on to customers could have a material adverse effect on us.

PRODUCT LIABILITY

     Product liability suits by consumers represent a continuing risk to firms in the pharmaceutical industry. Although we carry product liability insurance, we believe that no reasonable amount of insurance can fully protect against all such risks due to the inherent risks associated with the production of pharmaceuticals for human consumption. See "Risk Factors -- An increase in product liability claims or product recalls could harm our business."

SEASONALITY

     Our business, taken as a whole, is not materially affected by seasonal factors.

PERSONNEL

     As of December 31, 1999, we had 313 full-time employees. None of our employees are covered by a collective bargaining agreement. We believe that our employee relations are satisfactory.

PROPERTIES

     Our principal executive offices are located in Dublin, Ireland. In addition our U.S. subsidiary, Warner Chilcott, Inc., leases approximately 24,000 square feet in Rockaway, New Jersey under a lease that expires in 2004.

LEGAL PROCEEDINGS

     Warner Chilcott is involved in litigation relating to claims arising out of its operations in the normal course of business, including product liability claims. In the opinion of Warner Chilcott's management, the litigation in which Warner Chilcott is currently involved, individually and in the aggregate, is not material to Warner Chilcott's business, financial condition or results of operations.

                                WARNER CHILCOTT

                      MANAGEMENT'S DISCUSSION AND ANALYSIS
                OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     The following discussion should be read in conjunction with the consolidated financial statements and notes thereto included elsewhere in this proxy statement. See "Risk Factors" for trends and uncertainties known to us that could cause reported financial information to differ materially from future results.

OVERVIEW


     Warner Chilcott develops and markets branded prescription pharmaceutical products in the United States. We primarily focus on the large and growing women's health and urology therapeutic categories. We also participate in the cardiology and dermatology categories. Through our national sales force of approximately 260 representatives, we market branded pharmaceutical products directly to physician specialists including obstetrician/gynecologists, urologists, cardiologists and high-prescribing general/family practitioners. We have an experienced management team with significant pharmaceutical industry expertise, specifically in the marketing of prescription pharmaceutical brands.


     An important part of our business strategy is to acquire established branded pharmaceutical products and to increase their sales through enhanced promotion targeted to high-prescribing physicians. We also internally develop branded products as well as product line extensions for our existing products, such as new formulations, dosages or new indications. Line extensions are particularly valuable to us because they may enable us to extend the growth potential of our brands.


     We currently market a portfolio of branded products including: Natafort(R), a prescription prenatal vitamin designed to improve patient compliance by virtue of its smaller size relative to competing products; NataChew(TM), a prescription strength chewable prenatal vitamin; Estrace(R), a hormone replacement vaginal cream; Ovcon(R) 35 and Ovcon(R) 50, two oral contraceptives; Pyridium Plus(R), an orally active urinary tract analgesic antispasmodic agent used for irritative bladder conditions; Doryx(R), a broad spectrum antibiotic; LoCholest(R), a lipid regulator for the reduction of LDL cholesterol levels; K-Dur(R), a sustained release potassium supplement; Nitro-Dur(R), a nitroglycerin patch for the treatment of angina; and Lotrisone(R), a topical combination antifungal/corticosteroid. NataFort(R), NataChew(TM), Estrace(R), Ovcon(R) 35, Ovcon(R) 50, Pyridium Plus(R), Doryx(R) and LoCholest(R) are products owned by us; K-Dur(R), Nitro-Dur(R), and Lotrisone(R) are products owned by Schering-Plough and promoted by us under an agreement with Schering-Plough. We have recently announced the termination of this agreement effective September 30, 2000.


     As a result of our efforts to expand our branded products sales, gross margins improved from 17.1% for the year ended December 31, 1997 to 28.5% for the year ended December 31, 1998, to 43.0% for the year ended December 31, 1999 and from 39.1% for the three months ended March 31, 1999 to 65.1% for the three months ended March 31, 2000. Branded products generally generate significantly higher gross margins than generic products.

     During the period from 1997 to the present, as part of our strategic plan, we invested heavily in building our sales force. As a result, our selling, general and administrative expenses increased significantly as a percentage of our revenues. We began to build our sales force in early 1997 and ended that year with 175 professionals. By the end of 1998 we had over 260 sales representatives, and we ended 1999 with a sales force similar in size.

RECENT DEVELOPMENT

     On February 15, 2000 we completed the acquisition of three branded pharmaceutical products from Bristol-Myers Squibb for aggregate consideration, as adjusted, of $175.1 million. The acquired products were: Estrace(R) cream, an estrogen replacement therapy product, and Ovcon(R) 35 and Ovcon(R) 50, two oral contraceptives. We financed the acquisition of the three products through the sale on February 15, 2000 of $200.0 million of 12 5/8% senior notes due 2008.

     We have been promoting Estrace(R) cream and Ovcon(R) 35 since March 1999 under a promotion agreement with Bristol-Myers Squibb. As a result, we do not expect to increase the size of our sales force, marketing or administrative groups to support the acquisition of these brands.


     On July 19, 2000 we announced that our promotion agreement with Schering-Plough will terminate on September 30, 2000. Revenue earned by us under the agreement with Schering-Plough accounted for 24% and 15% of total revenues for the year ended December 31, 1999 and the three months ended March 31, 2000, respectively. Our costs of generating this revenue were the costs of allocating significant portions of the capacity of our field sales force, marketing and administrative departments. We intend to use the capacity that will become available after September 30, 2000 to pursue other revenue generating activities, including promotion agreements and the possible acquisition of additional branded products in the women's healthcare segment.


RESULTS OF OPERATIONS

  Three months ended March 31, 2000 and 1999

     Our first quarter total revenues of $26.1 million increased $5.0 million, or 23.9%, as compared to the prior year period. During both the first quarter of 2000 and 1999 our revenues were generated from three sources: (1) sales of our branded products, (2) marketing alliances, and (3) sales of generic products. The driving force behind the increase in revenues was higher sales of branded products, which increased 70.7% as compared to 1999.


     Our branded product sales increased $5.9 million to $14.2 million from $8.3 million in the first quarter 1999. Combined sales of NataFort(R) and NataChew(TM), our prenatal multi-vitamin lines, increased significantly from 1999. NataChew(TM), our chewable prenatal vitamin, was launched late in 1999. Doryx(R) sales were also significantly higher in the current quarter as compared to 1999. In February 2000 we acquired three branded pharmaceutical products from Bristol-Myers Squibb for a purchase price of $175.1 million. The products acquired were Estrace(R) cream, Ovcon(R) 35 and Ovcon(R) 50. Sales of these newly acquired branded products are included in our reported branded sales for the first quarter 2000, and contributed $4.0 million of the increase in branded product sales as compared to 1999. Sales of generic products of $3.4 million declined $2.2 million, or 39.5%, from $5.6 million as we continued our planned exit from this low-margin business.


     Gross profit on product sales increased $6.0 million to $11.4 million, as compared with $5.4 million in the first quarter of 1999, driven by a $3.7 million increase in total product sales and a significant improvement in the average gross profit margin on those sales. Gross margin increased from 39.1% in the year-ago quarter to 65.1% in the first quarter of 2000 due to the high margins earned on the three products acquired from Bristol-Myers Squibb during the quarter and high-margin branded products accounting for a greater percentage of total product sales.


     Marketing alliance and other revenue totaled $8.5 million in the quarter, up $1.3 million, or 19.0%, from $7.2 million in 1999. In the first quarter of 2000, this revenue was generated from three sources: (1) royalties under our promotion agreement with Schering-Plough Corporation, (2) milestone and royalties under our license agreement with Elan Corporation, plc for an extended release nifedipine product, and (3) milestone and royalties under our agreement with Medicis Pharmaceutical Corp. relating to a 75mg minocycline product. Under the agreement with Schering-Plough, we earn a fixed royalty plus incentive amounts based upon the market share performance of three branded products:
K-Dur(R), Lotrisone(R) and Nitro-Dur(R). During the first quarter of 2000 we earned incentive amounts on K-Dur(R) and Lotrisone(R). In March 2000 the extended release nifedipine product received FDA approval and was launched in the United States. The approval triggered a $2.0 million payment to us and with the launch we began to accrue a royalty based upon U.S. net sales of the nifedipine product. Also during the quarter, we achieved certain milestones related to the 75mg minocycline product and continued to earn royalties based upon Medicis' sales of the product. In the first quarter of 1999, marketing alliance and other revenue was predominately comprised of royalties earned under our promotion agreement with Schering-Plough, $3.0 million earned by us as part of our licensing of the extended release nifedipine product to Elan and a modest royalty related to our promotion of two products, Estrace(R) cream and Ovcon(R) 35, for Bristol-Myers Squibb.

     Selling, general and administrative expenses of $12.6 million were 4.4% higher than the $12.1 million incurred in the first quarter of 1999. Administrative expenses were essentially flat compared with the prior year while selling costs rose $0.5 million. Our field sales force was approximately the same size in the first quarter of 2000 as in the year ago quarter. The increase in selling cost was primarily the result of additional promotional expenses incurred in support of the three products acquired from Bristol-Myers Squibb during the quarter and high sampling activity related to the launch of NataChew(TM). Depreciation and amortization of $2.4 million was $1.0 million higher than in the first quarter of 1999 primarily due to the amortization of the intangible assets associated with the acquired Estrace(R) and Ovcon(R) brands.


     Research and development costs of $0.5 million were down $0.3 million as compared with the first quarter of 1999. The decrease in spending was due to the timing of costs associated with the development of a 75mg minocycline product. We incurred nearly $0.4 million of such costs in the first quarter of 1999. The project was completed in the third quarter of 1999 and, accordingly, we did not incur any costs on this project in the first quarter of 2000. The 75mg minocycline project was successful and the FDA approved the product in September 1999. That approval triggered milestone and royalties included in marketing alliance and other revenue beginning in the third quarter of 1999 and continuing into 2000 as discussed above. We continue to focus on product development projects with near-term revenue potential and relatively low finding requirements including, for example, line extensions of our branded products.

     Interest income of $0.6 million was consistent with the prior year period. Interest expense of $3.7 million increased $2.9 million as compared to the prior year period. This increase was primarily due to the interest expense related to the issuance in mid-February 2000 of $200 million of 12 5/8% senior notes due 2008. Interest expense related to our working capital credit facility decreased $0.3 million due to our lower outstanding balance in the current quarter. Following the issuance of the senior notes, borrowings under our working capital credit facility during the remainder of the quarter were minimal. Also in mid-February 2000 we prepaid the outstanding principal balance due on our senior subordinated discount notes due 2001. Due to this early redemption, related interest expense for the first quarter 2000 was $0.2 million lower than the interest expense in the 1999 period. The extraordinary expense item of $0.7 million includes the $0.5 million penalty we incurred in connection with early redemption of the senior subordinated discount notes, and the write-off of deferred financing costs.

     For the first quarter of 2000 we posted our first quarterly net income of $0.6 million, or $0.05 per ordinary share on a diluted basis. This is an improvement of $2.6 million compared to a net loss of $2.0 million, or $0.16 per ordinary share on a diluted basis, for the same period in 1999. Improved gross profit on product sales and increased revenues from marketing alliances more than offset the increased costs associated with our newly acquired Estrace(R) and Ovcon(R) brands. Income before the extraordinary item was $1.3 million, or $0.10 per ordinary share on a diluted basis.

  Year ended December 31, 1999 and 1998

     Total revenue for the year ended December 31, 1999 was $74.0 million compared to $64.9 million for the year ended December 31, 1998, an increase of $9.1 million or 14.1%. The increase in revenue was comprised of an $18.3 million increase in branded product sales and an $8.4 million increase in market alliance and other revenue, offset by a decline in generic product sales of $17.6 million.

     Sales of branded products more than doubled to $34.8 million as compared to $16.4 million in 1998. NataFort(R) and Doryx(R) sales increased significantly over the prior year. The launch of two branded products during 1999, Pyridium Plus(R) and NataChew(TM) also contributed to the improved branded product sales. Although we sold Vectrin(R) in September 1999 and recorded less than nine month's sales, Vectrin(R) sales in the year ended December 31, 1999 were comparable with the full year's sales recorded in 1998. Generic product sales of $13.8 million decreased $17.6 million, or 56.2%, from $31.4 million in 1998 as we continued our planned exit from this low-margin business.

     Gross profit on product sales increased $7.3 million to $20.9 million from $13.6 million in 1998 due to a significant improvement in gross profit margin. Gross profit margin on product sales was 43.0% in 1999 as compared to 28.5% in 1998. This improvement reflects our expanded branded product portfolio, increased branded product sales and the planned decline in lower-margin generic product activities.

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

     Marketing alliance and other revenue of $25.4 million increased $8.4 million, or 49.3%, from $17.0 million in 1998. Part of this increase was the result of us licensing our rights to an extended-release nifedipine product to Elan in exchange for $7.0 million of payments in 1999. We began to earn additional milestone and royalty revenues under the nifedipine license agreement in March 2000 when the FDA approved the product. Revenue earned under our promotion agreement with Schering-Plough increased in 1999 as compared to 1998. However, we began promoting products for Schering-Plough in the third quarter of 1998 and, therefore, earned royalties from this activity for only half of 1998 compared to a full year in 1999. Also contributing to the overall increase in marketing alliance and other revenue were royalty/milestone revenues generated in connection with our sale of the Vectrin(R) product line in September 1999. These increases were slightly offset by a decline in royalty revenue we earned associated with a product called IS5MN. We licensed our rights to this product to Elan in late 1998 and terminated the agreement in early 1999 as significant generic competition reduced the value of the agreement to a nominal amount.

     Selling, general and administrative expenses increased $4.7 million, or 11.3%, to $46.4 million as compared to $41.7 million in 1998. Costs related to the expansion of our sales force from an average of 155 representatives in 1998 to over 260 in 1999 were the main factor contributing to the increased spending level over 1998. Advertising and promotion expenses increased $0.4 million due to marketing efforts for two products launched in 1999, Pyridium Plus(R) and NataChew(TM), substantially offset by decreased promotion for our existing products. General and administrative expenses in 1999 were consistent with 1998. Increased spending to strengthen our administrative staff was offset by decreased consulting and outside service costs. A major factor in the decline of legal costs in 1999 compared with 1998 was the reduction in legal fees related to litigation of a patent claim associated with the extended-release nifedipine product. We licensed our rights to the nifedipine product to Elan in the first quarter of 1999 and were not responsible for litigation costs thereafter.

     Research and development costs of $3.1 million were consistent with 1998 as we continued to focus on development projects with near-term revenue potential and relatively low funding requirements including, for example, line extensions of our branded products. Interest income of $2.3 million declined $0.4 million due to slightly lower investment results. Overall interest expense of $3.0 was consistent with 1998. Increased interest costs related to our senior subordinated discount notes were offset by decreased interest costs related to our working capital credit facility. Our average borrowings under our credit facility declined compared with 1998 due to increased working capital efficiency and the proceeds from the sale of the Vectrin(R) product assets in September 1999.

     In September 1999 we recognized a gain of $2.7 million on the sale of our Vectrin(R) minocycline HCL product line. At closing, we received $11.0 million of cash in exchange for all the tangible and intangible assets associated with the Vectrin(R) brand including inventory, samples and the related abbreviated new drug application (ANDA). Under terms of the agreement, we also received rights to possible royalty and milestone payments. Beginning in the fourth quarter of 1999 we began to earn both royalties and milestone payments and those amounts are included under the caption "Marketing alliance and other revenue".

     The net loss for the year ended December 31, 1999 decreased $13.6 million to $6.7 million as compared to $20.3 million for the prior year. Improved gross profit on product sales, increased marketing alliance and other revenue and the gain recognized on the sale of the Vectrin(R) product line significantly exceeded the increase in field selling costs. Basic and diluted loss per ordinary share for the year decreased to ($0.54) from ($1.64) on a similar number of shares outstanding.

  Years Ended December 31, 1998 and 1997

     Our total revenue for the year ended December 31, 1998 declined 14.4% to $64.9 million from $75.8 million for the year ended December 31, 1997. Our sales of branded products during the year increased 97.5% to $16.4 million from $8.3 million for the prior year. This increase was due to our launch of NataFort(R) and increased sales of both Vectrin(R) and Doryx(R) partly offset by a decline in sales of LoCholest(R). We began selling NataFort(R) in December 1997; however, meaningful sales of the product began in the first quarter of 1998. We de-emphasized LoCholest(R) in mid 1998 in anticipation of the promotion agreement with Schering-Plough. Sales of non-differentiated generic products during 1998 declined $36.1 million or 53.5% to $31.4

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

million due to the out-licensing of our generic minocycline product to Barr Laboratories beginning in the fourth quarter of 1997 and decreased emphasis on generic products in favor of our branded offerings.

     We generated gross profit on product sales of $13.6 million for the year ended December 31, 1998 as compared to $13.0 million for the year 1997. Our gross margin for branded and generic products sales increased from 17.1% to 28.5% during the year ended December 31, 1998. Our improved gross margins reflect our increased focus on higher-margin branded products and this improvement would have been greater if not for unfavorable inventory adjustments associated with our non-differentiated generic business and returns of short-dated branded goods during the year.

     Revenues from marketing alliances totaled $17.0 million for the year and included revenues from the promotion of Imdur(R) and K-Dur(R) for Schering-Plough, earnings from our license of rights to IS5MN and royalties on sales of generic minocycline under an agreement with Barr Laboratories. Revenues from the marketing alliance with Schering-Plough for Imdur(R) were negatively impacted during the fourth quarter of 1998 due to generic product competition. This generic competition also affected the royalties the Company earned on sales of IS5MN.

     Selling, general and administrative expenses totaled $41.7 million for the year compared to $23.6 million in 1997, an increase of 76.6%. The most significant factor contributing to the increase was the expansion of our sales force. The sales force averaged 155 sales representatives in 1998 compared with less than 40 in 1997. Advertising and promotion expenses increased by $0.5 million as we aggressively promoted three products during 1998 and only two during 1997. General and administrative expenses increased by $3.5 million compared with the prior year, $1.7 million related to additions made to strengthen the administrative staff and $1.7 million due to significant increases in legal costs related to litigation of our FDA filings for two complex generic products, an extended-release nifedipine product and terazosin.

     Research and development expenses for the year were down from $6.5 million in 1997 to $3.2 million in 1998. Our R&D strategy shifted in mid 1997 to focus on development projects with near-term revenue potential and relatively low funding requirements including, for example, line extensions of our branded products.

     Interest income increased from $1.5 million in 1997 to $2.6 million in 1998 due to the interest income earned on the net proceeds from our IPO and related financings in August of 1997. Interest expense in the year decreased to $3.0 million as compared to $7.3 million in 1997. This favorable result reflects the exchange and conversion of $49.5 million of senior subordinated discount notes into ordinary shares in June 1997.

     The net result of the factors outlined above was that the net loss for the year ended December 31, 1998 decreased by 28.5% to $20.3 million as compared to a net loss of $28.4 million for the year 1997. Increased sales of branded products combined with revenue from marketing alliances more than offset the increased costs of our sales force and increased administrative expense. Basic and diluted loss per ordinary share for the year decreased to ($1.64) on 12.4 million shares from ($3.39) on 8.4 million shares. The increase in the weighted average ordinary shares outstanding reflects the issuance of ordinary shares in connection with our initial public offering in August 1997 and related financings, and the exchange and conversion of senior subordinated discount notes for ordinary shares.

LIQUIDITY AND CAPITAL RESOURCES

     The first quarter of 2000 is the first reporting period in which we generated a positive cash flow. Our cash flow (which we define as net income/loss plus depreciation and amortization) in the quarter was $3.0 million as compared with a cash outflow of $0.6 million in the first quarter of 1999. This improvement was the result of sales growth from the acquisition of the Estrace(R) cream and Ovcon(R) brands, sales growth for our existing products and increased gross profit margins on product sales. Offsetting some of these gains were modest increases in our selling expenses, mainly for promotion of our expanded portfolio of products, and increased interest costs associated with the financing of the acquisition of the Estrace(R) and Ovcon(R) brands.

     The most significant event during the quarter was the acquisition of the Estrace(R) cream and Ovcon(R) brands from Bristol-Myers Squibb for an initial purchase price of $180.0 million. The acquisition was funded through the issuance by Warner Chilcott, Inc., our wholly owned U.S. operating subsidiary, of $200.0 million

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

face amount of 12 5/8% senior notes at discount of $3.7 million to yield 13.0%. Interest payments on the senior notes are due semi-annually in arrears on each February 15th and August 15th beginning August 15th 2000. Warner Chilcott, plc, the parent company of Warner Chilcott, Inc. unconditionally guaranteed the senior notes on a senior basis.

     Proceeds from the issuance of the senior notes, net of the discount and an estimated $8.0 million of transaction expenses, were approximately $188.3 million. The net proceeds, together with some of our cash on hand, were used:
(i) to acquire the Estrace(R) and Ovcon(R) brands, (ii) to prepay all $10.5 million of the senior subordinated discount notes due 2001, plus a prepayment penalty of $0.5 million on those notes and (iii) to repay amounts outstanding under our working capital facility.

     On February 28, 2000 Warner Chilcott, Inc. amended its working capital facility to reduce the maximum amount available from $30.0 million to $10.0 million. In connection with the amendment of the working capital facility the parent company, Warner Chilcott, plc, unconditionally guaranteed Warner Chilcott, Inc.'s obligation under the working capital facility. At March 31, 2000 no amounts were outstanding under the working capital facility. We intend to utilize the working capital facility to provide for short-term liquidity requirements and expect average borrowings under the facility to be modest.

     In March 2000 the purchase price we paid for the Estrace(R) and Ovcon(R) brands was reduced by $4.9 million from $180.0 million to $175.1 million. Under the terms of the asset purchase agreement the purchase price was subject to downward adjustment based on estimates of the amount of inventory of the acquired brands held by wholesalers and distributors as of January 31, 2000. The $4.9 million adjustment was recorded as of March 31, 2000 and on April 13, 2000 we received payment of that amount from Bristol-Myers Squibb.

     The acquisition of the Estrace(R) and Ovcon(R) brands was accounted for as a purchase and the $175.1 million purchase price was allocated as follows:
$168.0 million to intangible assets identified with the brands and $7.1 million to goodwill. No hard assets were acquired in the transaction. Both the intangible assets and goodwill are being amortized over 20 years, their estimated useful lives.

     Our investment in adjusted working capital (current assets other than cash and equivalents minus current liabilities) increased from $5.5 million at December 31, 1999 to $14.6 million at March 31, 2000. Accounts receivable increased by $10.2 million due to several factors including: (1) the increased level of sales activity, (2) our granting of extended terms to ensure that NataChew(TM) obtained adequate distribution in its launch phase, (3) the timing of amounts earned under our license agreements with Elan and Medicis, and (4) the inclusion at March 31st of the $4.9 million receivable from Bristol-Myers Squibb arising from the adjustment to the purchase price described above. Inventories increased $2.1 million mainly due to the purchase of inventory to support the sales of Estrace(R) cream and Ovcon(R), but also reflecting the higher investment in inventory required to support the growth in sales of our other products. Current liabilities increased $3.7 million from December 31, 1999 due to the interest accrual for the 12 5/8% senior notes and the timing of purchases of inventory to support our sales growth, which were offset in part by a decrease in our incentive plan accrual. We accrue the cost of our incentive plans throughout the year with the payout made in the first quarter of the following year. Accordingly, the incentive accrual is near its peak at year-end.

     We ended the quarter with $36.1 million of cash on hand as compared with $51.0 million at December 31, 1999. We became profitable and cash flow positive from operations during the quarter and expect to continue to be profitable and cash flow positive. We intend to fund our future liquidity needs through a combination of cash generated from operations, cash balances on hand and availability under our working capital facility. We believe that these sources will be sufficient to fund our anticipated working capital needs for the foreseeable future. However, in the event that we make significant future acquisitions, we may be required to raise additional funds through the issuance of additional debt or equity securities.

     As a result of the consummation of the transaction, the holders of Warner Chilcott's senior notes will have the right to require Warner Chilcott to repurchase their notes at a purchase price of 101% of their par value. There are $200.0 million in principal amount of senior notes outstanding. While this obligation will not be triggered until the consummation of the transaction, Warner Chilcott will potentially be required to repurchase the senior notes for an aggregate cash consideration of $202.0 million. Under the transaction agreement, Galen is required to ensure that Warner Chilcott has sufficient financial resources with which to repurchase all of the senior notes in the event the senior note holders require Warner Chilcott to repurchase their senior notes in connection with the completion of the transaction. Galen intends to have sufficient cash and available borrowings to satisfy such repurchase obligation if the senior note holders require Warner Chilcott to repurchase their senior notes and is in discussions with certain financial institutions to provide additional debt financing to Galen, if required.

NET OPERATING LOSS CARRYFORWARDS

     At December 31, 1999 we had available net operating loss carryforwards for United States Federal income tax reporting purposes of approximately $62 million which begins expiring in 2011. At December 31, 1999 we had net operating loss carryforwards for state income tax reporting purposes of approximately $40 million which expire at various dates. Ultimate utilization or availability of such net operating losses and certain deferred tax assets may be limited if a significant change in ownership occurs, as defined by rules enacted with the United States Tax Reform Act of 1986. We did not pay any Federal income taxes in 1999, 1998 or 1997.

INFLATION

     Inflation had no material impact on our operations during the year ended December 31, 1999 or during the three months ended March 31, 2000.

RECENTLY ISSUED ACCOUNTING STANDARDS

     In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities, which becomes effective for our financial statements beginning January 1, 2001. SFAS No. 133 requires a company to recognize all derivative instruments as assets or liabilities in its balance sheet and measures them at fair value. We do not expect the adoption of this Statement to have a material impact on our financial statements.

     In December 1999 the staff of the Securities and Exchange Commission issued Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements (SAB 101). SAB 101 summarizes certain of the staff's views in applying generally accepted accounting principles to revenue recognition in financial statements. SAB 101 requires us to adopt its guidance not later than the second quarter of its fiscal year beginning after December 15, 1999 through a cumulative effect of a change in accounting principle calculated as of January 1, 2000. We do not expect adoption of this standard to have a material impact on our financial statements.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

     The following discussion about our exposure in market risk of financial instruments contains forward-looking statements. Actual results may differ materially from those described.

     Our holdings of financial instruments are comprised of U.S. corporate debt, foreign corporate debt, U.S. and state government debt, foreign government/agency guaranteed debt, bank deposits and certificates of deposit, and commercial paper. All such instruments are classified as securities available for sale. We do not invest in portfolio equity securities or commodities or use financial derivatives for trading purposes. Our debt security portfolio represents funds held temporarily pending use in our business and operations. We manage these funds accordingly. We seek reasonable assuredness of the safety of principal and market liquidity by investing in rated fixed income securities while at the same time seeking to achieve a favorable rate of return. Our market risk exposure consists principally of exposure to changes in interest rates. Our holdings are also exposed to the risks of changes in the credit quality of issuers. We invest in the shorter-end of the maturity spectrum, and at March 31, 2000 100% of such holdings matured in one year or less.

     Our senior notes bear interest at a fixed rate of 12 5/8% per annum, paid semi-annually. They mature in 2008, but are not redeemable at the option of Warner Chilcott until 2004. At such time, they will be redeemable at a premium.

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                        DESCRIPTION OF GALEN'S BUSINESS

OVERVIEW


     Galen Holdings PLC is an integrated pharmaceutical company, based in Northern Ireland. Galen develops, manufactures and supplies branded prescription pharmaceutical products in the U.K. and Ireland. Galen produces a wide range of prescription medicines in a number of therapeutic areas and develops novel drug delivery systems, including novel applications for its IVR products. Galen also provides ethical pharmaceutical services to the pharmaceutical industry in both Europe and the United States which involves supplying and distributing clinical trial materials internationally, operating a drug reconciliation business and designing and programming computer based interactive voice response systems to permit the more efficient management of the clinical trials process. It also includes a "bench-to-pilot scale" specialty chemical synthesis service for research-based pharmaceutical businesses.



     Galen's research and development activity focuses on the development of proprietary drug delivery applications and technologies. Galen has a pipeline of several proprietary products in development for the women's healthcare market including an IVR drug delivery system that is designed to deliver a consistent dose of a range of medicines over extended periods of time.



     Galen's ethical pharmaceutical products business, which includes Galen's research and development activities, focuses on the analgesia, gastroenterology, respiratory, anti-infectives and women's healthcare therapeutic areas. This business manufactures and markets prescription medicines to healthcare professionals in these areas. In addition, it manufactures and supplies intravenous and other sterile solutions primarily for human use.


     Galen's strength in developing innovative formulations to create a strong prescription base in targeted markets is enhanced by work carried out on new drug delivery systems, in particular the IVR. The IVR's mechanism of drug delivery demonstrates a number of benefits, including pharmacokinetic and compliance-related, over current methods. The IVR is capable of releasing one or more drugs at a constant rate, eliminating the peaks and troughs of levels of drug in the blood which characterize traditional forms of drug delivery, such as tablets and transdermal patches. The IVR system is effective for up to three months and can be inserted and removed by the patient.


     The ethical pharmaceutical services business supplies and distributes clinical trials materials internationally, operates a drug reconciliation business and designs and programs computer-based interactive voice response systems to permit the more efficient management of the clinical trials process. This services business also provides a "bench-to-pilot" specialty chemical synthesis service for research-based pharmaceutical businesses through its chemical synthesis division which comprises SynGal and QuChem Ltd., the latter being a 76%-owned subsidiary of Galen based at The Queen's University of Belfast in Northern Ireland.



     Galen reports on a fiscal year ended September 30. For fiscal 1999, Galen reported turnover of [pound sterling] 67.0 million, representing an increase of 37.1% over annual turnover of [pound sterling] 48.9 million for fiscal 1998. In fiscal 1999, the ethical pharmaceutical products business reported turnover of [pound sterling] 38.6 million, which represented a 19.1% increase over the previous financial year and accounted for 57.6% of Galen's turnover. In fiscal 1999, the ethical pharmaceutical services business reported turnover of [pound sterling] 28.4 million, which represented a 72.1% increase over the previous financial year.


HISTORY AND OWNERSHIP


     Galen Holdings PLC is a public limited liability company which is organized under the laws of Northern Ireland. Galen was floated on the London Stock Exchange in July 1997 and the Dublin Stock Exchange in September 1997. Prior to flotation, Galen was wholly-owned by Dr. Allen McClay, Dr. John King and Mr. Geoffrey Elliott, directors of Galen. These three individuals along with the Galen Employee Trust currently have aggregate holdings representing 57.0% of Galen's current issued share capital. In addition, The McClay Trust, of which Messrs. McClay, King and Elliott are trustees, holds 2.3% of Galen's issued share


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

capital. The McClay Trust is independent of Galen and is intended to promote research and academic studies in Chemistry and Pharmacy at The Queen's University of Belfast.


     The original prescription pharmaceutical marketing operation established by Dr. Allen McClay in 1968 has developed into an integrated pharmaceutical company both organically and by acquisition. Galen established production activities in 1977 when the manufacturing facility at Craigavon, Northern Ireland became operational. In 1988, Galen acquired control of Ivex, which comprises the sterile solutions division of Galen. Galen began its involvement in the manufacture of controlled-release IVRs in 1989. Clinical trials services (CTS) were offered to other pharmaceutical companies for the first time in 1989, when Galen established the CTS division. In 1997, Galen expanded its clinical trials service operations with the establishment of a CTS facility in Pennsylvania through Galen Incorporated, a U.S. subsidiary. This was Galen's first pharmaceutical services facility in the United States and was opened to meet the needs of an increasingly global marketplace.


     Galen commenced construction of its chemical synthesis division (SynGal) in 1996. SynGal commenced trading in 1999 and recently began operating from a new, specially constructed facility at Craigavon, Northern Ireland.


     In 1997, Galen acquired 76% of QuChem Ltd., a custom chemical synthesis company operated in partnership with The Queen's University of Belfast. QuChem Ltd. carries out contract chemical research, including route and process optimisation, custom synthesis and chemical analysis and is also part of its chemical synthesis services division.



     During fiscal 1999, Galen acquired the drug reconciliation business of J Dana Associates Inc. and Interactive Clinical Technologies Inc. ("ICTI") in New Jersey in order to extend the range of services offered by CTS in the United States, to expand its customer base and to strengthen the existing services offered. ICTI presently operates from the east and west coasts of the United States and established an operation outside London earlier this year in order to service the European market. Also, during this period, Galen acquired the Bartholomew Rhodes group of companies, which provides Galen with further products in the analgesic, respiratory and cardiovascular areas.


BUSINESS LINES AND ORGANIZATION

     Galen's ethical pharmaceutical products business operates through two manufacturing divisions, the Galen division and the sterile solutions division. The Galen division manufactures and markets prescription medicines in the United Kingdom and Ireland across a number of therapeutic areas, including analgesia, gastroenterology, respiratory, cardiovascular and anti-infectives. The sterile solutions division manufactures a range of specialized sterile products and supplies them, primarily to third party pharmaceutical companies.


     Galen's ethical pharmaceutical services business comprises the CTS division, which includes CTS and ICTI in the United States and Europe, and the chemical synthesis division comprising SynGal and QuChem Ltd. CTS, with operations in Northern Ireland and the United States, offers a global service to pharmaceutical companies which outsource the manufacture, packaging and distribution of both active products and placebos to targeted clinical trial patients. ICTI uses computer-based interactive voice response systems to permit more efficient management of the clinical trials process. SynGal offers pilot-plant scale custom synthesis service of specialized pharmaceutical and other high technology chemicals. SynGal's services are complemented by those of QuChem Ltd., which carries out developmental and bench-scale custom synthesis work.


ETHICAL PHARMACEUTICAL PRODUCTS

  Galen Division


     The Galen division manufactures and markets branded and non-branded prescription medicines and provides specialized manufactured products under contract for other pharmaceutical companies. Galen's prescription medicine portfolio was enhanced during fiscal 1999 through the purchase of the Bartholomew Rhodes group of companies which provide products in the analgesic, respiratory and cardiovascular therapeutic categories. In addition to manufacturing facilities for tablet, capsule and non-sterile liquid formulations, the Galen division has two dedicated antibiotic suites for the production of cephalosporin and penicillin products. These facilities, situated at Craigavon, Northern Ireland, are approved by the U.K. Medicines Control Agency ("MCA").



     The Galen division of the ethical pharmaceuticals products business sells over 50 branded products, primarily in the United Kingdom and Ireland, and has a developing export business. The marketed product range is focused on the analgesia, gastroenterology, respiratory and anti-infectives therapeutic areas, which account for approximately 40 of the Galen division's products.



     Analgesic Products. The Galen division markets thirteen products in this area. Major analgesic products include:


BRAND NAME                                       CHEMICAL NAME(S)                         INDICATION
----------                      --------------------------------------------------  -----------------------
Kapake(R) Tablets               paracetamol 500mg/codeine phosphate 30mg            Moderate to severe pain
Kapake(R) Insts(R)              paracetamol 500mg/codeine phosphate 30mg            Moderate to severe pain
Tramake(R) Capsules             tramadol hydrochloride 50mg                         Moderate to severe pain
Tramake(R) Insts(R)             tramadol hydrochloride 50mg and 100mg               Moderate to severe pain
DF118(R) Tablets*               dihydrocodeine tartrate 30mg                        Moderate to severe pain
Paramol(R) Tablets*             paracetamol 500mg/dihydrocodeine tartrate 10mg      Mild to moderate pain

---------------
* These Trademarks are used in Ireland with the permission of Glaxo Wellcome.


     Kapake(R) and Tramake(R) account for the majority of Galen's sales in the analgesic therapeutic area. Kapake(R) accounted for [pound sterling] 8.2 million ($12.2 million) of turnover for fiscal 1999 (12.3% of annual turnover) compared to [pound sterling] 7.9 million for fiscal 1998 (16.3% of annual turnover). In the same periods Tramake(R) accounted for [pound sterling] 0.7 million ($1.0 million) and [pound sterling] 0.4 million of Galen sales respectively. The Galen division's approach to the analgesic market is to provide products based on established active ingredients to treat pain of varying severity. Major line extension formulations for Kapake(R) and for Tramake(R) have been launched recently in the United Kingdom and are in the final stages of registration in Ireland. A novel controlled-release combination analgesic for the treatment of night pain and arthritis is currently in registration in the United Kingdom with its launch expected in 2001.



     In the year ended December 31, 1999, the U.K. market for non-narcotic analgesic products was worth approximately L185.6 million ($276.9 million), which represented a growth rate of 14% over 1998. Galen is ranked sixth (in terms of sales) out of the companies servicing this market in the United Kingdom.


     A number of products compete with Kapake(R) and Tramake(R), including Solpadol, Tylex and Zydel.

     Gastroenterology. The Galen division markets eight gastroenterology products. The primary focus for Galen in this market is in the prescription laxative sector, which, in the year ended December 31, 1999, was worth approximately [pound sterling] 66.1 million ($97.4 million) in the United Kingdom. Galen is ranked third out of the companies servicing the laxative sector in the United Kingdom. The Galen division's strategy in this sector is to provide both bulk forming and stimulant laxative products. Major gastroenterological products include:

BRAND NAME                                 CHEMICAL NAME(S)                    INDICATION
----------                          -------------------------------  -------------------------------
Manevac(R)                          granular laxative                Relief of constipation
Ailax(R)                            danthron liquid formulation      Relief of constipation
Capsuvac(R)                         danthron solid formulation       Relief of constipation
Ursogal(R) Tablets and Capsules     ursodeoxycholic acid             Treatment of gallstones

  Respiratory Products. The Galen division markets twelve respiratory products. Major respiratory products include:

  BRAND NAME                                          INDICATION
  ----------                                 ----------------------------
  Galenphol(R) linctus and Galcodine(R)
    linctus                                  Relief of unproductive cough
  Galpseud(R) linctus and tablets            Systemic nasal decongestant

     Although these respiratory products have been particularly important to the Galen division over the past fifteen years they represented only 2.9% of fiscal 1999 sales. Galen does not anticipate further growth of product sales and is not planning development of any new products in this therapeutic area.


     In the year ended December 31, 1999, the U.K. market for respiratory products, in the sectors where Galen markets products, was worth approximately [pound sterling] 9.1 million ($13.6 million). Galen is ranked first out of the companies servicing the prescription cough sedative sector and second out of the companies servicing the systemic nasal decongestant sector in the United Kingdom.


     Several companies produce respiratory products which compete with Galen's product portfolio in this therapeutic area, including Warner Lambert, Wyeth and Boehringer Ingelheim.


     Anti-infective Products. Galen has two dedicated antibiotic suites for the manufacture and development of cephalosporin and penicillin products. Whilst the Galen division markets these products in the United Kingdom and Ireland, its principal marketing focus is predominantly the European market. Galen's sales of cephalosporin and penicillin antibiotics were [pound sterling] 4.2 million (or $6.3 million) in fiscal 1999, an increase of 84% over sales in the same period in 1998.



     In the year ended December 31, 1999, the antibiotic market in the United Kingdom for broad spectrum penicillins and cephalosporins was worth approximately [pound sterling] 95.1 million ($141.9 million).


  Sterile Solutions Division


     The sterile solutions division of the ethical pharmaceutical products business manufactures and supplies intravenous and other sterile solutions, primarily for human use. A sterile manufacturing facility at Larne, Northern Ireland includes in-house manufacturing facilities for flexible PVC bags, which contain the solutions, in volumes from 50 ml to 5 liters.


     The focus of the division is on the development and manufacture of specialized products, chiefly for sales to third party pharmaceutical companies. Examples of such products include solutions for use in dialysis, haemofiltration, blood fractionation and eye surgery. Customers of the sterile solutions division include multinational pharmaceutical companies such as Ciba Vision Ophthalmics, Gambro, Haemonetics and Hospal. Galen plans to expand the sterile solutions division by targeting market segments in order to maximize the return from the division's technology base.


     The sterile solutions division has now mainly withdrawn from the supply of commodity intravenous infusions to the British National Health Service, which was historically its largest market.


RESEARCH AND PRODUCT DEVELOPMENT

     During fiscal 1999 Galen invested [pound sterling] 4.0 million in research and development, a 30.0% increase on the previous year. Galen's research and development activities are centered on its ethical pharmaceutical products business. Research and development at Galen is directed towards the development of proprietary products rather than new chemical entity research. Galen has a dual research and development strategy based on the development of controlled release technology (such as the IVR) and other drug delivery systems and the development and co-development of products to grow Galen's core prescription business in the United Kingdom and Ireland and specialty manufacture.

     Galen markets a number of products that it has co-developed with companies such as Ciba Vision, Gambro and Haemonetics. These specialty manufactured products have allowed Galen to broaden the range of products that it offers, particularly sterile products.

  Research

     Galen coordinates its research and development of products through a scientific department that serves pharmaceutical and clinical research groups. Pharmaceutical development is carried out in Northern Ireland at dedicated facilities at Larne, Northern Ireland (IVR applications and sterile fluids) and Craigavon, Northern Ireland (oral and topical dosage forms). In addition, Galen has developed close links with the School of Pharmacy at The Queen's University of Belfast, with which it has jointly established a pharmaceutical drug delivery technology laboratory for research on new drug delivery systems.

     Current drug delivery research and development is focused on developing IVR applications, oral controlled release products and proprietary topical drug delivery technology based on the enhanced skin penetrative properties of eutectic mixtures of pharmacologically active agents.

  Research and Development Portfolio

     Intravaginal Drug Delivery. Intravaginal drug delivery is an example of transmucosal administration which is a relatively unexploited form of drug delivery system. In late 1989, Galen became involved in the manufacture of the IVR. The IVR consists of a silicone ring in which a core containing an active drug is embedded. The size of the core determines the rate at which the drug is released, and the use of multiple cores can provide simultaneous release of more than one drug. The IVR is capable of releasing drug(s) at a constant (zero order) rate which removes the peaks and troughs in blood level(s) that can be associated with conventional forms of delivery such as tablets and transdermal patches. Vaginal delivery also avoids the first pass metabolism which can inhibit or preclude oral dosing as a method of administration. The IVR can be used for up to three months and does not require specialist fitting. It therefore offers a considerable compliance benefit over existing prescribed therapies.

     Galen has dedicated facilities for the production of injection-molded IVRs, both for its own supply and for contract manufacture.

     Hormone Replacement Therapy. The menopause occurs in all women, either naturally or after a hysterectomy. It is associated with a decrease in estradiol production and is characterized in the short term by symptoms such as hot flushes and in the long term by an increased risk of both osteoporosis and cardiovascular disease. Hormone replacement therapy (HRT) aims to restore blood (plasma) estradiol levels to average pre-menopausal levels to relieve menopausal symptoms. Typically, in unhysterectomized women, a progestogen is also administered continuously or cyclically to ensure the protection of the uterine endometrium against the adverse effects of estradiol. Current therapy consists of tablets and gels for daily administration, transdermal patches which can be used for up to one week and estradiol implants which, although suitable for long-term treatment, require surgical insertion.

     Currently available oral and transdermal products typically produce mean estradiol plasma levels of up to 300pmol/l to provide effective control of menopausal symptoms. Continuous mean estradiol plasma levels of estradiol in excess of 300pmol/l for prolonged periods are normally achieved with subcutaneous implants which must be surgically inserted. Although implants produce more consistent day-to-day estradiol plasma levels when compared to transdermal patches, there is a gradual decay in estradiol plasma levels over the period of use. Galen has developed an IVR capable of achieving estradiol plasma levels up to, and in excess of, 300pmol/l for a period of up to three months.

     IVR Products.  Galen currently has three HRT IVR products in development:


     - Estradiol Only Replacement Therapy. Phase III trials have been completed in Europe and have commenced in the United States. The Phase III evaluation began with two pivotal multi-center trials in the United Kingdom. The first trial, carried out in approximately 120 menopausal patients, demonstrated the effectiveness of IVRs delivering 50mg and 100 mg of estradiol per day in controlling vasomotor symptoms, including hot flushes, in comparison with standard oral treatment. The same centers are also conducting a second trial to assess the benefit of the IVR in the prevention of osteoporosis and in reducing indicator factors for cardiovascular disease. This trial will cover over 100 patients and is expected to be completed in early 2001. Galen has filed applications for U.K. marketing authorizations following completion of the first trial and these applications are now under evaluation by the Medicines Control Agency
       (MCA). A third Phase III trial to gather additional data for a U.S. filing is underway. Results from this third trial are expected in late 2000 with an NDA application anticipated by the end of this year.


     - Opposed Hormone Replacement Therapy (estradiol/progestogen). This product is intended to reduce the risk of endometrial hyperplasia (or more serious pathology) which is an undesirable consequence of estradiol only therapy in women with an intact womb. A Phase II dose finding study has been completed with an estradiol/progestogen releasing IVR. The Phase III program for this product is in its initial phase. Galen currently anticipates filing for marketing authorizations in the United States and United Kingdom in 2002, with filings in the rest of Europe to be made the following year.

     - Testosterone Releasing IVR. Galen's third IVR product is being developed to deliver systemic doses of testosterone. Deficiency of testosterone in post-menopausal women has been associated with adverse psychosexual effects. Galen's testosterone IVR is aimed at addressing the problems of those patients where an augmentation of sexual motivation is required. The IVR offers a more convenient delivery system for this hormone than existing treatments such as implants. Galen is currently developing the methodology for the clinical evaluation of this product prior to a Phase II dose ranging study.


     The intellectual property associated with these treatments is the subject of two international patent applications, one of which has been approved with the second having completed PCT examination in September 1999.



     Galen's IVR products will make available to physicians a new and alternative method for hormone replacement therapy which is currently dominated by oral and transdermal patch products. The current global market for HRT products is estimated to be worth approximately $3.0 billion.



     Other IVR Developments. The pharmaceutical research team (at the School of Pharmacy, The Queen's University of Belfast) is developing an IVR containing antimicrobials for the local treatment of vaginal infections, including sexually transmitted diseases. This product is currently in pharmaceutical development.


     In conjunction with the Population Council, New York, Galen is contributing to the pharmaceutical development of an estrogen/progestogen contraceptive product based on their injection molding manufacturing technology. The Population Council has completed Phase II clinical trials for this product.

     Topical Drug Delivery. Galen has a patent pending for topical compositions containing a eutectic mixture of pharmacologically active agents. Eutectics are mixtures of chemicals in which the constituents are in proportions which ensure that their melting point is depressed. This technology is directed towards topical products with significantly enhanced penetrative properties. The first application of this technology is in early pharmaceutical development and will focus on an improved topical formulation of an anti-inflammatory drug. Galen has filed patent applications for this technology which received PCT approval in September 1999.

     Other Drug Delivery Projects. Galen also actively develops new ethical products and line extensions of existing products, including the development of a number of oral controlled release products, which are in pre-clinical development and are in the analgesic therapeutic area.

  Ethical Pharmaceutical Services


     In the year ended September 30, 1999, Galen's ethical pharmaceutical services business reported turnover of L28.4 million (or $41.8 million), which represented a 72.1% increase over the previous financial year and 42.3% of Galen's total sales from continuing operations. The ethical pharmaceutical services business was established in response to the trend among multi-national pharmaceutical companies to outsource specialized research and development series such as clinical trials' supplies and custom chemical synthesis. The ethical pharmaceutical services business consists of the Clinical Trial Services
(CTS) division and the chemical synthesis division.

     The acquisitions of ICTI and the drug reconciliation business of J Dana Associates Inc. during fiscal 1999 has given Galen the opportunity to strengthen existing services offered and expand its customer base.


  Clinical Trials Services


     CTS division. The CTS division was established to provide clinical trials services to pharmaceutical companies which choose to outsource the manufacture, packaging and distribution of both active drugs and placebos to targeted clinical trial patients.


     As a dedicated provider of these specialist services, ensuring that the exacting cGMP requirements for the manufacture and distribution of clinical trials are met fully, the CTS division offers an integrated international solution to pharmaceutical companies. Initially, the CTS division was established to meet clients' needs in the United Kingdom. However, it has expanded rapidly to market its dedicated clinical trials services to the healthcare industry in Europe and the United States.


     The CTS division offers a full range of clinical trials services typically outsourced by multinational pharmaceutical companies, including the design, manufacture, packaging and distribution of patient packs for clinical trials to specific investigator centers around the world. The CTS division is able to manufacture active and placebo tablets and capsules to the customer's specification, ensuring that the placebo formulation is identical in appearance to the active formulation. Design and manufacture of patient wallets is customer specific and includes the capability to produce randomized and multi-lingual, patient-specific labels. The CTS division also offers analytical services, including stability testing in FDA compliant facilities, complete analytical testing and release and analytical method development.


     The CTS division has conducted outsourced clinical trials work for a large majority of the top 20 international pharmaceutical companies. The CTS division's major clients include Glaxo Wellcome, Janssen, Pfizer and AstraZeneca as well as major contract research organizations and a number of virtual and biotech organizations.


     Galen also has a CTS manufacturing operation in Pennsylvania, where it offers specialized clinical trials services to pharmaceutical companies in the United States. With this facility and Galen's U.K. facility it offers a coordinated service to clients for international clinical trials. In 1998 Galen acquired the drug reconciliation business of J Dana Associates Inc. to further strengthen its CTS offering in the United States by providing services relating to drug returns from clinical trials including drug reconciliation accountability, storage and destruction.


     Development program. The CTS division's development program is aimed at enhancing the services it offers, in particular, through process improvement and service extension by means of implementing new technologies, including an interactive voice response system ("IVRS") for clinical trials inventory management. In 1999 Galen acquired Interactive Clinical Technologies Inc. ("ICTI") in New Jersey to complement and further strengthen the IVRS capabilities of its CTS business. ICTI's technological developments are designed to enable their clients to manage drug supplies efficiently and collect real-time patient enrolment data.

     Chemical Synthesis

     Galen formed the chemical synthesis division in response to the increasing demand from pharmaceutical companies for small capacity manufacturing facilities required for the manufacture of kilogram quantities of development compound. Cost reduction measures at many pharmaceutical companies have resulted in a shortage of capacity. Consequently many pharmaceutical companies have increasingly used facilities available from third party suppliers, rather than commit their own capital to develop similar facilities internally. In addition to the increasing trend among pharmaceutical companies to outsource many phases of drug development, many emerging biopharmaceutical and biotechnology companies tend to have a high degree of dependence on third party contractors for provision of development services in order to permit them to focus their resources on discovery research.

     The chemical synthesis division works to meet the needs of these companies for pilot-plant scale custom chemical synthesis and is well-placed to offer manufacturing services for active pharmaceutical ingredients required for toxicological investigation as well as pre-clinical and early clinical studies. SynGal operates from a newly operational, specially constructed cGMP facility at Craigavon and will provide a range of additional services, including analytical method development and quality control of raw materials, in-process intermediates and finished products.


     QuChem Ltd. In 1997 Galen acquired 76% of QuChem Ltd. to offer a complementary service to SynGal. QuChem Ltd. was formed by The Queen's University of Belfast in 1992 to offer a range of contract development services incorporating the use of complex chemical technologies, process research and development, custom synthesis and structure determination. Based at the School of Chemistry at The Queen's University of Belfast, QuChem Ltd. is able to access a range of analytical techniques not normally available to small, research and development based companies. The current client list at QuChem Ltd. includes companies from the pharmaceutical, biopharmaceutical, agrochemical, flavor and fragrances industries. QuChem Ltd. has particular expertise in enantiospecific synthesis, organophosphorus chemistry, oxidations and clean, environmentally friendly chemistry. In January 1999 Galen completed a L1.3m ($1.9 million) investment in new laboratory facilities at The Queen's University of Belfast.


PRODUCTION FACILITIES AND OPERATIONS


     Galen operates from modern dedicated facilities based at three sites in Northern Ireland and four in the United States.



     Galen is currently implementing a strategic plan for expansion of the products and services manufacturing capacity at Craigavon and the U.S. over the next three years. To assist with this expansion, the Industrial Development Board for Northern Ireland will be providing selective financial support to Galen totalling L10.2 million ($15.2 million) for its continuing expansion in Northern Ireland.


  Ethical Pharmaceutical Products


     Galen's manufacturing facilities are located at two sites that total in excess of 30 acres. Galen's facility at Craigavon manufactures all the tablets, capsules, and non-sterile liquid formulations, as well as sacheting powders and granules. Dedicated suites for the manufacture of cephalosporin and penicillin antibiotic products are also located at Craigavon, as are pharmaceutical research and development laboratories. Galen's tablet facility at Craigavon was given the approval recommendation by the FDA's inspectors in June 1999.



     Galen's administration, regulatory compliance activities, sales and marketing and distribution activities are based at the Craigavon site. As at April 2000, approximately 350 employees worked at the Craigavon site.


     Galen has an 80,000 sq. ft. facility at Larne, Northern Ireland for the manufacture of its sterile product range. Further manufacturing efficiencies have been achieved through the establishment of an in-house suite to manufacture unfilled PVC bags. The Larne facility also houses some pharmaceutical research and development facilities and Galen's dedicated facility for the manufacture of IVRs. The facility has the capacity to produce in excess of 3 million IVRs annually. As at April 2000, approximately 160 people were employed at the Larne site.

     All existing facilities used in Galen's ethical pharmaceutical products business, which together extend to approximately 300,000 sq. ft., are approved by the MCA.

     In addition to the sites at Craigavon and Larne, Galen has jointly established a pharmaceutical drug delivery technology laboratory at the School of Pharmacy at The Queen's University of Belfast.

  Ethical Pharmaceutical Services


     In early 1998 Galen invested L9.2 million in the construction of an additional CTS facility at Craigavon of approximately 100,000 sq. ft. A complementary 102,000 sq. ft. CTS facility in Pennsylvania has been established to service the U.S. market and offer a coordinated service with CTS in Europe for international clinical trials. As major pharmaceutical companies are increasingly developing products on an international basis, Galen's management believes this co-ordinated service is a key strength, permitting the CTS operations to compete more effectively in this rapidly developing business.



     The CTS division offers a full range of clinical trial services, including manufacture of active and placebo products, design and production of clinical trial packs, and world wide distribution to investigator sites. Design and manufacture of customer specific tooling for trial packs is undertaken by TechniGal, Galen's specialized engineering subsidiary, at dedicated facilities at Craigavon. This in-house capability reduces significantly the lead-times for customers and management believes it provides a key competitive strength to the CTS division.



     ICTI provides interactive voice response systems for clinical trials management from its bases in Princeton, New Jersey and San Francisco as well as having commenced operations earlier this year outside London.



     SynGal operates from a 28,000 sq. ft. facility at the Craigavon site. This newly constructed facility incorporates the latest processes in custom chemical synthesis. The SynGal facility comprises a cGMP pilot plant, quality control and research and development laboratories, plant service areas and staff offices. QuChem Ltd.'s laboratories are situated at the School of Chemistry at The Queen's University of Belfast and enable Galen to provide a comprehensive research and development service and bench-scale production to customers requiring custom chemical synthesis.



     As at April 2000 approximately 350 people were employed within the ethical pharmaceutical services operations at Craigavon with a further 200 employed at the CTS facility in Pennsylvania and a further 50 employed by ICTI in the U.S.


DISTRIBUTION

  Ethical Pharmaceutical Products


     The ethical pharmaceutical products business has two marketing groups, one covering the United Kingdom and Ireland and the other covering specialty manufacture and export.



     United Kingdom and Ireland. The ethical pharmaceuticals products business has a sales and marketing operation in the United Kingdom and Ireland consisting of a director of sales and marketing, a sales director, two divisional managers, nine regional business managers and approximately 45 representatives supported by a marketing and administrative staff of two. The sales force directly contacts general practitioners, community pharmacists and hospital staff throughout the United Kingdom and Ireland. In the year ended December 31, 1999, approximately 1.96 million prescriptions were written for Galen's products, ranking it twenty-seventh of the 246 companies supplying prescription medicines in the United Kingdom.



     Galen intends to utilise this sales force for the marketing of any HRT products launched in the United Kingdom and Ireland. In anticipation of the approval of the first IVR product to be launched in the United Kingdom during 2000, Galen has initiated the creation of a marketing infrastructure to establish the IVR pre-launch program.



     Speciality Manufacture and Export. The Galen division and the sterile solutions division also have a dedicated specialty manufacture and export marketing group which comprises a divisional director and two key account representatives. This marketing group is responsible for obtaining contracts under which Galen manufactures and, in certain instances, develops products for third party pharmaceutical and healthcare companies. The ethical pharmaceutical products business exports products to more than 50 countries.


  Ethical Pharmaceutical Services


     CTS Divisions. The CTS divisions in Europe and the U.S. market their services globally to the clinical trials departments and the medical departments of multinational pharmaceutical companies, contract research organizations and biotech organizations. ICTI also has separate but complementary sales departments in the United States and Europe.

     Chemical Synthesis Division. SynGal has its own commercial manager who is responsible for marketing operations. SynGal and QuChem Ltd. are targeting customers who have decision making responsibility for the outsourcing of activities which multinational pharmaceutical and biotech companies traditionally performed in their own research and development departments.


TRADEMARKS, PATENTS AND PROPRIETARY RIGHTS

  Patents

     Protection of intellectual property, patents and trademarks is a key company strategy for projects and products of significant business importance.

     The patenting strategy for the estradiol IVR (which also covers the technology used in the opposed IVR) has been to obtain a short-term Irish patent and then file for global protection using the PCT procedure together with national applications in certain countries which are not party to the PCT. The priority date for this program is December 19, 1994. The PCT application was filed in December 1995. Following a favorable World Intellectual Property Organization preliminary assessment, the patent received approval to go to grant in the United States and Europe in the first half of 1998. Patents have now been granted for the estradiol IVR in the United States, Australia, New Zealand, South Africa, Ireland, Singapore and by the European Patent Office. In addition, this patent is pending in several other countries including Japan, India and China.

     Galen lodged a further international filing (PCT) in May 1998 for an IVR dealing with the administration of testosterone by this route. A favourable examination report has now been received and patent grant is expected in the United States and Europe by early 2001.

     A patent application relating to the enhanced mutual topical absorption of eutectic mixtures of pharmacologically active compounds was submitted for international filing (PCT) in May 1998. A favourable examination report has now been received and patent grant is expected in the United States and Europe by early 2001.

  Trademarks

     It is Galen's policy to protect its trademarks, where appropriate, in all areas where it operates.

GOVERNMENT REGULATION


     Pharmaceutical companies like Galen operating in the United Kingdom are subject to regulatory controls governing the development, manufacture, labelling, supply and marketing of its products.



  Obtaining a Marketing Authorization



     No pharmaceutical product may be marketed in the European Union without a marketing authorization. The U.K. Medicines Act 1968 (the "Medicines Act") governs applications for marketing authorizations for human use in the United Kingdom. The Medicines Act implements detailed European Union directives on the licensing of pharmaceuticals in the United Kingdom. Each time new legislation is introduced at the European level, it is implemented in the United Kingdom pursuant to the Medicines Act. As a result, the core rules in force in the United Kingdom are the same as those in force in other states within the European Union. In addition, individual countries within the European Union may implement additional national legislation relating to, for example, specific labelling requirements or in areas where there is no existing European Union directive.


     Registration Systems. Three principal systems exist in the European Union for registering pharmaceutical products: the national system, the mutual recognition system and the centralized system.

     The national system involves the submission of a marketing authorizations application to one member state of the European Union. Where a company wishes to make applications for marketing authorizations in more than one European Union state, the mutual recognition system described below must be used.

     The mutual recognition system involves a marketing authorization application initially directed to one national regulatory authority. As soon as one member state has given approval for marketing, this decision is circulated to other member states nominated by the applicant. There is a specified timetable for this procedure which includes an arbitration process for resolving disputes and for arriving at a final decision. Such decision is legally binding both on the applicant and on the European Union member states involved. The arbitration process may significantly lengthen the time from initial application to approval in all nominated member states. The results of such process may impose limitations not just on the marketing authorization applied for, but also marketing authorizations obtained prior to the arbitration process.

     The centralized system is a process for which there is a single application, a single evaluation and a single authorization for a medicinal product. This system applies only to certain types of application (compulsory for certain biotechnology products and optional for certain other products, including new chemical entities not previously authorized in the European Union, medicinal products administered by significantly innovative and novel delivery systems and significant new indications for existing products). The process is administered by the EMEA (described below). A marketing authorization which is granted following the centralized procedure is recognised in all European Union member states. As with the mutual recognition system, a specific timetable is specified for evaluation of the application, including allowances for appeals.

     The European Agency for the Evaluation of Medicinal Products was established by Council Regulation EEC No. 2309/93 of July 1993 with effect from January 1, 1995 ("EMEA"). The EMEA is responsible for co-ordinating the evaluation and supervision of medicinal products for both human and veterinary use across the European Union. On the basis of the EMEA's opinion, the European Commission authorizes the marketing of a product approved by the centralized system and arbitrates between member states of the European Union on other medicinal products submitted under the mutual recognition system. The EMEA comprises a management board, two committees of scientific experts responsible for preparing the EMEA's opinion and a permanent secretariat.

     Criteria Assessed in Obtaining a Marketing Authorization. European Directive 65/65/EEC, as amended, sets out the basic principles for the regulation of marketing of medicinal products within the European Union. The criteria for the grant of a marketing authorization are quality, safety and efficacy. In order to demonstrate these criteria, a wide range of information and data are required to be submitted to the relevant regulatory authority.
Article 4(8) of the directive requires, as a general rule, that any application for a marketing authorization must be accompanied by, among other things, the results of:

     (a) physico-chemical, biological or microbiological tests (directed principally at establishing the quality of the product);

     (b) pharmacological and toxicological tests (directed principally at establishing the safety of the product); and

     (c) clinical trials (studies in humans directed at establishing efficacy and safety in humans when used for the specified indications).

     The quality of the product is determined by laboratory studies and tests. These verify both the chemical constitution and stability of the product as well as the manufacturing processes used.

     The safety of the product is initially determined by studies to show matters such as toxicity, the effect on reproductive potential, adverse effects on genes, whether the product has the ability to cause cancer, how the product is distributed within the body, how quickly the body eliminates the product and the products inter-reaction with other body chemicals.


     The efficacy and safety of the product in use are derived from clinical trials in volunteers and patients. Clinical trials are generally classified into Phases I through IV although there are not always distinct divisions between each phase.


     Phase I clinical trials are normally conducted in healthy human volunteers. The purpose of the trial is to obtain a preliminary evaluation of a product's safety, its pharmacokinetic profile and its biological effect on humans.

     In Phase II clinical trials, the product is assessed for its short-term safety and preliminary efficacy in a limited number of patients. Later Phase II trials may be comparative (e.g. comparing the product with a placebo). The appropriate dose ranges and regimens for Phase III (safety and efficacy) trials are also determined during this phase.

     It is during Phase III clinical trials that a comprehensive evaluation of safety and efficacy of the product takes place in larger patient groups. The pattern and profile of the more frequent adverse reactions are investigated in detail and special features of the product are explored.

     Phase IV clinical trials are studies performed after a marketing authorization has been granted. They are designed to monitor drug use in the normal patient population. These studies are usually larger in scale and focus on efficacy in clinical practice and side-effects.

     In certain well-defined situations, the results of pharmacological and toxicological tests on clinical trials do not have to be provided, thus allowing for "abridged" applications. Directive 65/65/EEC provides for abridged applications in three defined cases:

        (a) an essentially similar medicinal product to one which has already been authorized in the European Union member state and for which consent has been given for reference to the first applicant's data; or

        (b) where the constituent or constituents of the medicinal product have a well-established medicinal use, with recognised efficacy and safety demonstrated by detailed references to published literature; or

        (c) a medicinal product which is essentially similar to a medicinal product which has been authorized in the European Union for six years (or ten for some member states of the European Union) and is marketed in the member state concerned where consent to refer to the first applicant's data has not been given.

     The European Union have formulated numerous guidelines which provide guidance on existing European directives relating to safety, quality and efficacy. In addition, Galen, operates within a system of good practice procedures which are standards by which laboratory studies, manufacturing procedures, clinical trials and regulatory processes are conducted.

     A marketing authorization may be submitted when appropriate data is available. The submission of an application to a regulatory authority does not guarantee that a license to market the product will be granted by that regulatory authority. Furthermore, each regulatory authority may impose its own requirements and may refuse to grant or may require additional data before granting an approval, even though the relevant product may have been approved by authorities in other countries. The time taken to obtain approvals in individual countries varies, but can take from a few months to several years from the date of application. The trend over the years has been towards greater regulation. Marketing authorizations are granted subject to certain generally applicable conditions and may also be subject to product-specific restrictions determined by regulatory authorities.

     Maintenance of Marketing Authorizations

     A marketing authorization is granted for five years and is renewable for five year periods thereafter. However, regulatory authorities have the power to amend, suspend or revoke a marketing authorization at any time if they are no longer satisfied as to the product's safety, quality or efficacy. In addition, the holder of the marketing authorization retains obligations to ensure that the product keeps pace with the state of scientific and technical knowledge in terms of its production and control and to review and report adverse events to the relevant authority. As a result, the holder of a marketing authorization may also seek to amend that marketing authorization. Any changes made to the authorization must be approved by the relevant regulatory authority by way of variation applications before the changes can be implemented by the holder of the marketing authorization.

THE ROLE OF THE U.K. NATIONAL HEALTH SERVICE ("NHS")


     Pharmaceutical products with a marketing authorization and requiring a prescription in order to be dispensed may be prescribed other than through the NHS but the vast majority of prescription only medicines are prescribed under NHS prescriptions. The price the NHS pays for the products prescribed is determined by the PPRS (described below).


     The NHS has recently instituted an evaluation process for new technologies and products to assess such technologies' cost effectiveness. Technologies and products for review are selected by the U.K. Department of Health and assessed by the Appraisals Board of the National Institute for Clinical Excellence, a body of clinicians and scientific experts, on the basis of representations made by the manufacturer of the relevant new technology or product.


     Its is highly unlikely that a product which is not recommended by the appraisals board as being cost effective will be prescribed in significant numbers via the NHS.

PHARMACEUTICAL PRICE REGULATION SCHEME ("PPRS")


     All companies that sell products to the NHS may elect to join the PPRS and in practice almost all companies which sell products to the NHS do elect to join the scheme. The PPRS is administered by the U.K. Department of Health and the scheme operates for a five year period from October 1, 1999. Under the scheme, companies are permitted to earn a return on capital employed on products sold to the NHS. In order to determine the return on capital employed, a company supplying the NHS is required to supply certain financial information to the regulatory authority each year. The amount and detail of the financial information required is determined by a company's level of sales to the NHS, however, the U.K. Department of Health has the right to call for a full financial return from any company within the scheme if the circumstances appear to warrant it.



     On the current PPRS coming into effect pharmaceuticals supplied to the NHS were cut in price by 4.5% on average. Such prices may not be increased again until January 1, 2001. After that date prices may be increased by agreement with the U.K. Department of Health if the company requesting the increase has a return on capital employed for the current and subsequent financial year of less than 8.5% per annum, though such price increases may not provide a return on capital employed to that company of more than 13.6%. If the U.K. Department of Health considers a company's return on capital employed exceeds 29.4%, it will negotiate with the company in respect of price reductions on existing products sold to the NHS and/or delays or restitution in proposed price increases of products sold to the NHS and/or repayments of that amount of past profits which the U.K. Department of Health considers the return on capital employment threshold.


PERSONNEL


     The Galen group employed an average of 1,029 employees for the twelve months ended 30 September 1999, including employees at the CTS and ICTI facilities in the U.S., of which 133 employees were involved in the administration of the Galen group, compared to an average of 788 persons in the prior year, of which 112 employees were involved in the administration of the Galen group.


LEGAL PROCEEDINGS

     Galen is not involved in any legal or arbitration proceedings which they consider material to the Galen business, its financial condition or results of operations.

                                     GALEN

                      MANAGEMENT'S DISCUSSION AND ANALYSIS
                OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS


     The following discussion and analysis of financial condition and results of operations of Galen should be read in conjunction with the selected financial information of Galen, the consolidated financial statements for the fiscal years 1997, 1998 and 1999 and for the six-month periods ended March 31, 1999 and 2000, together with the notes to the consolidated financial statements, as well as the business description included in this document. The financial data analyzed in this discussion has been prepared in accordance with U.K. GAAP.


     U.K. GAAP differs in certain significant respects from U.S. GAAP. For a discussion of the principal differences between U.K. GAAP and U.S. GAAP as they relate to Galen, and a reconciliation of profit and loss and equity shareholders' funds to U.S. GAAP, see note 33 to the Galen consolidated financial statements.


     The 1990s have marked a period of significant growth for Galen. In fiscal 1997 (the year in which the group floated on the London Stock Exchange) total group turnover was L39.3 million. By fiscal 1999 revenues had increased by 70.7% to L67.0 million. For the six months to March 2000 revenues were L42.4 million representing an increase of 36.7% over the corresponding period in fiscal 1999.



     This period showed significant growth in the ethical pharmaceutical services business in particular. Revenues for the six months March 2000 were L19.3 million compared to L10.4 million for the full fiscal year ended September 1997. This resulted largely from an expansion of the clinical trial services division in Europe through the investment in a dedicated CTS facility in Northern Ireland, an expansion in to the North American market through the creation of a facility in the United States and the acquisition of ICTI. These facilities allowed the division to take advantage of a trend towards outsourcing of elements of clinical trials by multi-national pharmaceutical companies, bio-tech companies and virtual companies along with a growth in overall research and development expenditures in the pharmaceutical industry. During the same period the chemical synthesis business was established to provide bench to pilot scale chemical synthesis for research based pharmaceutical companies. Total assets of the ethical pharmaceutical services business rose from L23.9 million at September 30, 1997 to L75.9 million at March 31, 2000.


     Over the same period the ethical pharmaceutical products business also grew significantly with revenues increasing from L28.9 million in fiscal 1997 to L38.6 million in fiscal 1999. Over this period this division also invested significant funds and effort in to the development of the IVR.

     The following tables show Galen's results and profit and loss accounts as a percentage of total turnover for fiscal 1997, 1998 and 1999 and the six-month periods ended March 31, 1999 and 2000:


                                                                              SIX MONTHS ENDED   SIX MONTHS ENDED
                                    FISCAL 1997   FISCAL 1998   FISCAL 1999    MARCH 31, 1999     MARCH 31, 2000
                                    -----------   -----------   -----------   ----------------   ----------------
Turnover..........................     100.0%        100.0%        100.0%          100.0%             100.0%
Cost of sales.....................      50.5          47.8          48.6            48.0               51.2
Operating expenses before goodwill
  and exceptional items...........      22.8          23.4          22.5            21.8               20.4
                                       -----         -----         -----           -----              -----
  Operating profit before goodwill
     and exceptional items........      26.7          28.8          28.9            30.2               28.4
  Exceptional items...............        --          (5.6)           --              --                 --
  Goodwill amortization...........        --            --           1.0              --                2.1
                                       -----         -----         -----           -----              -----
Operating profit..................      26.7          23.2          27.9            30.2               26.3
Gain on disposals.................       1.9            --            --              --                 --
Net interest(expense)/income......       0.3           1.2          (0.4)            0.2                0.2
Corporation tax...................      (7.5)         (7.4)         (6.6)           (7.2)              (5.9)
                                       -----         -----         -----           -----              -----
NET INCOME........................      21.4%         17.0%         20.9%           23.2%              20.6%
                                       =====         =====         =====           =====              =====

COMPARISON OF SIX-MONTH PERIOD ENDED MARCH 31, 1999 AND MARCH 31, 2000.

  Turnover

     Galen's total turnover increased by 36.7% from L31.0 million in the six-month period ended March 31, 1999 to L42.4 million in the six-month period ended March 31, 2000.


     Turnover of the ethical pharmaceutical products business increased 22.3% from L18.9 million in the six-month period ended March 31, 1999 to L23.2 million in the six-month period ended March 31, 2000. The increase in ethical pharmaceutical products turnover was achieved despite the enforced price reduction of 4% for NHS medicines in the U.K. under the Pharmaceutical Price Regulation Scheme (PPRS). The increase was due in part to the consolidation of the products from the acquisition of Bartholomew Rhodes in fiscal 1999. Progress was also made in the core therapeutic areas of analgesics, gastrointestinal, respiratory, cardiovascular and antibiotics. In addition sterile solutions division revenues increased by 19.8% from the corresponding period to March 1999 as a result of the strategy to focus on the development and production of specialized products for third party pharmaceutical companies. The ethical pharmaceutical products division accounted for 54.6% of Galen's turnover in the six-month period ended March 31, 2000 compared to 61.0% of Galen's turnover in the six-month period ended March 31, 1999.



     Turnover of the ethical pharmaceutical services business increased 59.2% from L12.1 million in the six-month period ended March 31, 1999 to L19.3 million in the six-month period ended March 31, 2000. The increase in ethical pharmaceutical services turnover was partly attributable to the inclusion of revenues from ICTI for the six months but also reflected the underlying growth of the CTS division in the United States. Revenues in the chemical synthesis division also increased from L0.8 million in the six months to March 1999 to L1.8 million in the six months to March 2000. The ethical pharmaceutical services business accounted for 45.4% of Galen's turnover in the six-month period ended March 31, 2000 compared to 39.0% of Galen's turnover in the six-month period ended March 31, 1999.


     Geographically, Galen's turnover in the United Kingdom increased 26.8% from the six-month period ended March 31, 1999 to the six-month period ended March 31, 2000. North American turnover increased by 50.1%, with turnover in the rest of the world increasing 47.4%.

  Cost of sales


     Cost of sales increased 46.0% from L14.9 million in the six-month period ended March 31, 1999 to L21.8 million in the six-month period ended March 31, 2000. This represented an increase in cost of sales as a proportion of turnover from 48.0% to 51.2%. This was mainly attributable to the PPRS price reduction referred to above which impacted on gross margins.


  Operating expenses

     Operating expenses before goodwill amortization increased 27.9% from L6.8 million in the six-month period ended March 31, 1999 to L8.6 million in the six-month period ended March 31, 2000. As a percentage of total turnover, operating expenses before goodwill amortization decreased from 21.8% in the six-month period ended March 31, 1999 to 20.4% in the six-month period ended March 31, 2000.

     Distribution costs increased 30.3% from L3.2 million in the six-month period ended March 31, 1999 to L4.2 million in the six-month period ended March 31, 2000. The increase was broadly in line with the increase in revenues.


     Administration costs before goodwill amortization increased 19.8% from L4.4 million in the six-month period ended March 31, 1999 to L5.3 million in the six-month period ended March 31, 2000. The increase was due principally to the growth in revenues and increased investment in research and development.


  Operating profit

     Galen's operating profit before goodwill amortization increased 28.3% from L9.4 million in the six-month period ended March 31, 1999 to L12.0 million in the six-month period ended March 31, 2000. The major element of the growth in operating profit came from the ethical pharmaceutical services part of the group with an increase in operating profit of 40.5%. This is a result of the investment in this part of the group in recent years in both the clinical trial services division and in the chemical synthesis division.


  Net interest income



     Net interest income remained relatively constant at L0.1 million. This was a result of L36.9 million of funding being raised by a placing of shares approximately matching the investment in capital expenditure and acquisitions over the period


  Corporation tax


     Galen's corporation tax in the six-month period ended March 31, 2000 was L2.5 million (an effective rate of 22.2% calculated as the ratio of taxation to results from ordinary activities) compared to L2.2 million in the six-month period ended March 31, 1999 (an effective rate of 23.8%). The decrease in Galen's effective tax rate resulted from the effect of capital allowances relating to the capital investments which reduced taxable income and also the reduction in the United Kingdom corporation tax rate.


  Net income


     As a result of the foregoing, net income before minority interests in the six-month period ended March 31, 2000 was 21.5% higher, at L8.7 million, than in the six-month period ended March 31, 1999.


COMPARISON OF YEAR ENDED SEPTEMBER 30, 1999 AND SEPTEMBER 30, 1998.

  Turnover

     Galen's total turnover increased 37.1% from L48.9 million in fiscal 1998 to L67.0 million in fiscal 1999.


     Turnover of the ethical pharmaceutical products business increased 19.0% from L32.5 million in fiscal 1998 to L38.6 million in fiscal 1999. The increase in ethical pharmaceutical products business turnover was principally due the 21.1% increase in turnover attributable to the Galen products division (which includes the effect of the purchase of the products of the Bartholomew Rhodes group of companies). The increase in turnover attributable to the ethical pharmaceutical products business would have been 15.1% if such acquisition had not occurred. Following a decline in the sterile solutions division's turnover in fiscal 1998 after the withdrawal from the intravenous fluid market, fiscal 1999 saw the division recommence modest growth with turnover increasing by 10.5% to L7.2 million. This growth was fuelled by higher margin specialty manufacturing projects sold to both existing and new customers. The ethical pharmaceutical products business accounted for 57.6% of Galen's turnover in fiscal 1999 compared to 66.4% of Galen's turnover in fiscal 1998.



     Turnover of the ethical pharmaceutical services business increased 72.1% from L16.4 million in fiscal 1998 to L28.4 million in fiscal 1999. This represents an overall growth of 174% since the flotation of Galen in 1997. The increase in ethical pharmaceutical services turnover was mainly attributable to a 65.1% increase in the clinical trials division turnover from L15.9 million in fiscal 1998 to L26.2 million in fiscal 1999 and a 308.6% increase in chemical synthesis division turnover from L0.5 million in fiscal 1998 to L2.2 million in fiscal 1999. The growth in the clinical trials division turnover was primarily attributable to growth in the United States and, to a lesser extent, continued growth for clinical trial services in Europe. The ethical pharmaceutical services business accounted for 42.4% of Galen's turnover in fiscal 1999 compared to 33.6% of Galen's turnover in fiscal 1998.


     Geographically, Galen's turnover in the United Kingdom increased 16.4% from fiscal 1998 to fiscal 1999. North American turnover increased by 118.3%, with turnover in the rest of the world increasing 29.9%.

  Cost of sales

     Cost of sales increased 39.5% from L23.3 million in fiscal 1998 to L32.6 million in the fiscal 1999. This was mainly attributable to the increase in turnover.

  Operating expenses


     Operating expenses before goodwill and exceptional items increased 31.6% from L11.5 million in fiscal 1998 to L15.1 million in fiscal 1999. As a percentage of total turnover, operating expenses before goodwill and exceptional items decreased from 23.4% in fiscal 1998 to 22.5% in fiscal 1999.



     Distribution and administration expenses before goodwill and exceptional items increased by 28.8% and 27.5% from L5.3 million and L7.5 million respectively in fiscal 1998 to L6.8 million and L9.6 million in fiscal 1999. This increase is primarily attributable to the increased turnover.


     Research and development costs increased 30.0% from L3.1 million in fiscal 1998 to L4.0 million in fiscal 1999. The increase was due principally to investment in clinical trials for the IVR products, including completion of the European phase III clinical development and lodging of a marketing authorization in the United Kingdom for the estradiol IVR and completion of a phase II dose ranging study on the estradiol/ progestrogen IVR. Galen believes research and development expenditures will increase next year as the HRT development program moves towards the market place and large global phase III studies are initiated.

  Operating profit

     Galen's operating profit before goodwill amortization and exceptional items increased 37.6% from L14.1 million in fiscal 1998 to L19.4 million in fiscal 1999. This excludes the L2.7 million of exceptional costs recognized in fiscal 1998 for the aborted merger with Ferring Pharmaceuticals. The increase was broadly in line with growth in revenues. Operating profit before goodwill amortization or exceptional items of the Galen division increased from L8.0 million in fiscal 1998 to L9.7 million in fiscal 1999 as turnover, administration and distribution costs rose broadly in line with the increase in turnover. Operating profit before goodwill of the clinical trial services division increased from L5.5 million in fiscal 1998 to L9.3 million in fiscal 1999 also as turnover, administration and distribution costs rose broadly in line with the increase in turnover.


  Interest expense



     Interest expense increased 28.9% from L0.9 million in fiscal 1998 compared to L1.2 million in fiscal 1999. The increase resulted principally from the investment in acquisitions of L23.7 million and capital expenditure of L10.6 million during fiscal 1999 partially offset by the generation of cash from operating activities.


  Corporation tax


     Galen's corporation tax in fiscal 1999 was L4.4 million (an effective rate of 23.9% calculated as the ratio of taxation to results from ordinary activities) compared to L3.6 million in fiscal 1998 (an effective rate of 24.5% after adjustment for exceptional items). The decrease in Galen's effective tax rate resulted from the reduction in the United Kingdom corporate tax rate and the continuing level of capital expenditure.


  Net income

     As a result of the foregoing, net income in fiscal 1999 was 68.3% higher, at L14.0 million, than in fiscal 1998. These results encouraged the Board to recommend the payment of a final dividend of 1.10p per share, an increase of 25.0%, making a total for the year of 1.65p per share compared to 1.32p in fiscal 1998.

COMPARATIVE RESULTS OF OPERATIONS, FISCAL 1998 VERSUS FISCAL 1997

  Turnover

     Galen's total turnover increased 24.5% from L39.3 million in fiscal 1997 to L48.9 million in fiscal 1998.

     Turnover of the ethical pharmaceutical products business increased 12.3% from L28.9 million in fiscal 1997 to L32.5 million in fiscal 1998. The increase in ethical pharmaceutical products business turnover was partially due to the introduction of line extensions for Kapake(R) and Tramake(R). However, this was partially offset by a 9.9% decline in turnover in the Sterile Solutions division due to the decision to withdraw Sterile

Solutions from the United Kingdom National Health Service commodity IV fluid market. In addition, turnover from sales of seasonal respiratory products were affected by a reduced level of demand during a particularly mild winter. The ethical pharmaceutical products business accounted for 66.4% of Galen's turnover in fiscal 1998 compared to 73.6% of Galen's turnover in fiscal 1997.

     Turnover of the ethical pharmaceutical services business increased 58.4% from L10.4 million in fiscal 1997 to L16.4 million in fiscal 1998. The increase in ethical pharmaceutical services turnover was mainly attributable to a 53.2% increase in turnover to L15.9 million from the core clinical trials services division. This increase was the result of the new facility at Craigavon becoming fully operational in the second half of the year and the facility in the United States completing its first full year of trading. The ethical pharmaceutical services business accounted for 33.6% of Galen's turnover in fiscal 1998 compared to 26.4% of Galen's turnover in fiscal 1997.

     Geographically, Galen's turnover in the United Kingdom increased 4.7% from fiscal 1997 to fiscal 1998. North American turnover increased by 346.6%, with turnover in the rest of the world increasing 19.4%.

  Cost of sales

     Cost of sales increased 17.7% from L19.8 million in fiscal 1997 to L23.3 million in fiscal 1998. This was mainly attributable to the growth in revenues. Gross margins increased by 2.7% to 52.2% from 49.5% mainly as a result of increased margins in the clinical trial division as revenues increased.

  Operating expenses


     Operating expenses before exceptional items increased 28.4% from L8.9 million in fiscal 1997 to L11.5 million in fiscal 1998. As a percentage of total turnover, operating expenses increased from 22.8% in fiscal 1997 to 23.4% in fiscal 1998.



     Distribution expenses increased 22.2% from L4.3 million in fiscal 1997 to L5.3 million in fiscal 1998 as revenues increased. Administration costs before exceptional items increased 33.2% from L5.7 million in fiscal 1997 to L7.5 million in fiscal 1998 also largely as a result of the increase in revenues. Research and development costs increased 34.6% from L2.3 million in fiscal 1997 to L3.1 million in fiscal 1998. The increase was due principally to completion of phase III clinical trials for the estradiol IVR in Europe.


  Operating profit


     Galen's operating profit before exceptional items increased 34.0% from L10.5 million in fiscal 1997 to L14.1 million in fiscal 1998. This increase was largely due the increase in turnover associated with the clinical trial services division. Operating profit of the clinical trial services division increased from L2.9 million in fiscal 1997 to L5.5 million in fiscal 1998 as a result of becoming fully operational at our new facility in Northern Ireland in the second half of the year and our facility near Philadelphia, USA completing its first year's trading. The increase in operating profit was offset in large part by the L2.7 million of exceptional costs recognized in fiscal 1998 for the aborted merger with Ferring Pharmaceuticals.



  Interest expense



     Interest expense increased 169.8% from L0.3 million in fiscal 1997 compared to L0.9 million in fiscal 1998. The increase resulted principally from capital expenditure of L19.0 million in fiscal 1998 compared to L25.3 million in fiscal 1997 partially offset by L30.0 million (net of expenses) raised as part of the initial public offering.


  Corporation tax


     Galen's corporation tax in fiscal 1998 was L3.6 million (an effective rate of 24.5% calculated as the ratio of taxation to results from ordinary activities before exceptional items) compared to L2.9 million in fiscal 1997 (an effective rate of 27.8%). The reduction in Galen's effective tax rate resulted from the reduction in the U.K. corporate tax rate and the continuing level of capital expenditure.

  Net income


     As a result of the foregoing, net income in fiscal 1998 was 0.9% lower, at L8.3 million, than in fiscal 1997. Earnings per share before the exceptional item were 9.50p. These results encouraged the Board to recommend the payment of a final dividend of 0.88p per share, making a total for the year of 1.32p per share compared to 0.367p during 1997.


LIQUIDITY AND CAPITAL RESOURCES

     Cash flow from operations before exceptional items increased by 26.0% to L7.9 million in the six-month period ended March 31, 2000 compared to L6.3 million in the six-month period ended March 31, 1999. Investment in tangible and intangible fixed assets during the six-month period ended March 31, 2000 was L7.5 million. A further L1.9 million of cash was invested in acquisitions during the six-month period ended March 31, 2000 as payment of deferred consideration relating to the acquisition of ICTI. This compares to L4.5 million which was invested in capital expenditure on tangible fixed assets during the six months ending March 31, 1999 and L0.4 million which was paid to acquire J Dana Associates Inc. during this period. Working capital also increased by a total of L5.6 million between September 30, 1999 and March 31, 2000 as a result of the growth in the business.

     Cash flow from operations before exceptional items increased by 16.8% to L16.7 million in fiscal 1999 compared to L14.3 million in fiscal 1998 and L8.8 million in fiscal 1997. Investment in tangible and intangible fixed assets during fiscal 1999 was L10.6 million. A further L23.7 million of cash was invested in acquisitions during fiscal 1999. During fiscal 1998, L19.0 million was invested in capital expenditure on tangible fixed assets with a further L25.3 million invested during fiscal 1997. Working capital also increased by a total of L5.7 million between September 30, 1996 and September 30, 1999 as a result of the growth in the business.


     These investments and increased working capital requirements were partially funded by net cash inflows from operating activities and from the receipt of L30.0 million of cash (net of expenses) of the placing as part of the initial public offering in 1997 along with increased bank borrowings.



     Galen received L1.1 million of grants from certain government bodies in the six-month period ended March 31, 2000 compared to L0.4 million in the six-month period ended March 31, 1999. Galen received L0.6 million of grants from certain government bodies in fiscal 1999 compared to L1.7 million in fiscal 1998 and L2.0 million in fiscal 1997. Galen has obtained grant assistance for capital expenditure and for research and development. Galen continues to receive assistance for current projects and remains eligible for assistance for future projects.



     At March 31, 2000, Galen held cash of L38.2 million compared to L17.0 million at March 31, 1999 and had total bank borrowings and obligations under purchase agreements of L27.7 million, an increase of L14.8 million from the level at March 31, 1999 of L12.9 million. In addition, Galen had a maximum possible liability of L10.6 million for contingent consideration relating to the acquisition of ICTI. This gave a net cash position of L10.5 million compared to a net cash position of L4.1 million at March 31, 1999. This includes a U.S. dollar loan of L15.0 million which is being used to finance the development of CTS and ICTI in the United States. It is intended that this loan will be repaid from earnings in the United States.



     At September 30, 1999 Galen held cash of L6.4 million compared to L16.2 million at September 30, 1998 and had total bank borrowings and obligations under purchase agreements of L28.2 million, an increase of L16.0 million from the level at September 30, 1998 of L12.2 million.



     In addition at September 30, 1999 Galen had U.S. dollar liabilities of L1.8 million in relation to deferred consideration and a maximum potential liability of L10.3 million in respect of contingent consideration relating to the acquisition of ICTI.


     Committed investment at September 30, 1999 was L6.2 million. This will not only allow for the completion of the capital projects, but will also provide for ongoing capital investment to ensure that Galen's facilities are able to accommodate the expansion plans without disruption.

     At March 31, 2000, Galen had undrawn committed bank facilities of L5.2 million from the Bank of Ireland and First Union National Bank.


     At March 31, 2000, Galen's net assets had risen by 79.3% to L112.5 million compared to L62.8 million at March 31, 1999. The increase was as a result of growth in the business and the placement of shares in November 1999.


     At September 30, 1999, Galen's net assets had risen by 21.2% to L68.2 million compared to L56.2 million at September 30, 1998. Net assets had increased by 13.5% the previous year from L49.5 million at September 30, 1997. The increase in both years was as a result of growth in the business.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

     The principal market risks (i.e. the risk of loss arising from adverse changes in market rates and prices) to which Galen is exposed are:

     - Interest rates on debt; and

     - Foreign exchange rates.

     The following risk management discussion and the estimated amounts generated form analytical techniques are forward-looking statements of market risk assuming certain market conditions occur. Actual results in the future may differ materially from these projected results due to actual developments in the global financial markets.

INTEREST RATES

     Galen manages debt and overall financing strategies centrally using a combination of short and long term loans with either fixed or variable rates. Currently Galen does not hedge exposure to interest rate fluctuations through the use of derivative instruments.


     Based on variable rate debt levels including hire purchase liabilities at September 30, 1999 of L27.3 million, a one percent change in interest rates would impact net interest expense by approximately L0.3m per annum. Fixed rate bank debt outstanding at September 30, 1999 with a book value of L0.9 million has been excluded from the above interest sensitivity analysis.


FOREIGN EXCHANGE

     Most of the revenues generated and expenses incurred during the six month periods ended March 31, 2000 and 1999 and the fiscal years 1999, 1998 and 1997 were denominated in the functional currency of the country in which they were generated. To the extent that Galen has expanded and continues to expand its operations in the United States revenues and expenses will continue to be generated in the local currency. Galen intends to use foreign currency cash flows to pay similarly denominated expenses to the extent available, although it cannot be certain that it will be able to implement this strategy.

     Galen has no foreign currency option contracts at March 31, 2000. To date Galen has not extensively used foreign currency hedging transactions because its exposure to foreign exchange fluctuations has been limited. Capital investment in the United States has been funded by U.S. dollar borrowings as a hedge against foreign currency movements. Galen intends to use foreign currency hedging more extensively in the future, but cannot give assurances that the use of such instruments will effectively limit its exposure.

     Operating in international markets involves exposure to movements in currency exchange rates that typically affect economic growth, inflation, interest rates, governmental actions and other factors. The sensitivity analysis presented below does not take account of the possibility that rates in the currencies of different countries can move in opposite directions and that gains from one category may or may not be offset by losses from another category.

     Operations outside the United Kingdom generated approximately 14.3% of Galen's profit before interest for the six month period ended March 31, 2000 and 11.0% of Galen's profit before interest for fiscal 1999. The increase was due, in part, to the inclusion of ICTI's results in such period. The change in currency exchange rate which would have the greatest impact on translating Galen's international operating profit is with the U.S. dollar.

     Galen estimates that a 10% adverse change between the British pound and the U.S. dollar would have impacted reported operating results for fiscal 1999 by approximately L0.2 million. The potential exposure has not changed significantly in the six months ended March 31, 2000. As part of the development of our U.S. operations, Galen has borrowed in U.S. dollars to hedge against future revenue streams.


     Galen's total U.S. dollar borrowing at March 31, 2000 was L15.0 million in bank debt with a further L10.6 million in contingent consideration denominated in U.S. dollars. A 10% adverse movement between the British pound and U.S. dollar would increase bank debt by approximately L1.7 million and contingent consideration by L1.2 million, respectively.


     Galen's total U.S. dollar borrowing at September 30, 1999 was L11.2 million in bank debt with a further L1.8 million in deferred consideration and L10.3 million in contingent consideration denominated in U.S. dollars.

INFLATION

     Inflation had no material impact on the group's operations during the six month periods ended March 31, 2000 and 1999 and fiscal 1999, 1998 or 1997.

U.S. GAAP RECONCILIATION

     Galen's consolidated financial statements have been prepared in accordance with U.K. GAAP. U.K. GAAP as applied by Galen differs in certain significant respects from U.S. GAAP. See note 33 to the Galen consolidated financial statements for a reconciliation of Galen's profit and loss and equity shareholders' funds to U.S. GAAP.


     Under U.S. GAAP, Galen's profit for the six month periods ended March 31, 2000 and 1999 was L8.2 million and L6.6 million respectively. Galen's profit for the years ended September 30, 1999 and 1998 was L11.7 million and L7.2 million respectively. Galen's U.S. GAAP profit differed from U.K. GAAP profit principally as a result of differences in accounting for business combinations, capitalization of interest, deferred taxation and share compensation expense. U.S. GAAP differences in accounting for business combinations include amounts of purchase consideration allocated to in-process research and development which are written off immediately to the profit and loss account under U.S. GAAP. In 1999 Galen completed the acquisition of the Bartholomew Rhodes Group of companies for L20.1 million. As part of the acquisition, for purposes of U.S. GAAP, Galen has assigned an amount of L1 million to in-process research and development for drugs under development at Bartholomew Rhodes at the date of acquisition. Drugs under development were as follows: Calcium Chewable tablets, Temazepam tablets and Paracetamol/Codeine Phosphate Effervescent tablets. At the date of acquisition, the drugs were 90%, 80% and 30% complete respectively. The remaining work on the drugs involved completion of applications and submissions to the MCA followed by the assessment and response to points raised by MCA. Subsequent to the date of acquisition, the Calcium Chewable tablet was approved by the MCA in August 1999. The anticipated approval dates for the Temazepam tablets and the Paracetamol/Codeine Phosphate Effervescent tablets are August 2000 and August 2001, respectively. Galen believes that the level of risk of not completing these projects is relatively low due to the nature of the projects. See note 33 to the Galen consolidated financial statements for a more detailed description of the differences between Galen's accounting policies under U.K. GAAP and those that would be required under U.S. GAAP.


NEW ACCOUNTING STANDARDS

     In June 1998, the Financial Accounting Standards Board ("FASB") issued FAS 133, "Accounting for Derivative Instruments and Hedging Activities." FAS 133 establishes a new model for accounting for derivatives and hedging activities and supersedes and amends a number of existing standards. FAS 133 is effective for fiscal years beginning after June 15, 1999, but earlier application is permitted as of the beginning of any fiscal quarter subsequent to June 15, 1998. Upon initial application, all derivatives are required to be recognized in the statement of financial position as either assets or liabilities and measured at fair value. In addition, all hedging relationships must be reassessed and documented pursuant to the provisions of FAS 133. Subsequent to the issuance of FAS 133, the FASB issued FAS 137, "Accounting for Derivative Instruments and Hedging Activities -- Deferral of the Effective Date of FASB Statement No. 133," which defers the effective date of FAS 133 to periods beginning after June 15, 2000. Galen is currently evaluating the likely impact of the adoption of FAS 133 on its results of operations and financial position.

     In December 1999, the Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin (SAB) No. 101, "Revenue Recognition in Financial Statements," which summarizes certain of the SEC staff views in applying generally accepted accounting principles to revenue recognition in financial statements. Galen adopted SAB 101 in these financial statements. Such adoption had no impact on Galen's financial statements.

                     OPINION OF CREDIT SUISSE FIRST BOSTON

     Credit Suisse First Boston has acted as financial advisor to Warner Chilcott in connection with the business combination. Warner Chilcott selected Credit Suisse First Boston based on Credit Suisse First Boston's experience, expertise and familiarity with Warner Chilcott and its business. Credit Suisse First Boston is an internationally recognized investment banking firm and is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, leveraged buyouts, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes.

     In connection with Credit Suisse First Boston's engagement, Warner Chilcott requested that Credit Suisse First Boston evaluate the fairness, from a financial point of view, to the holders of Warner Chilcott ordinary shares, including those represented by Warner Chilcott ADRs, of the consideration to be received by such holders pursuant to the scheme of arrangement. On May 3, 2000, the date on which the Warner Chilcott board approved the transaction agreement, including the scheme, Credit Suisse First Boston rendered to the Warner Chilcott Board of Directors a written opinion to the effect that, as of that date and based on and subject to the matters described in the opinion, the exchange ratio to be offered to the holders of Warner Chilcott ordinary shares and Warner Chilcott ADRs (other than Galen and its affiliates), pursuant to the scheme was fair to such holders from a financial point of view.

     The full text of Credit Suisse First Boston's written opinion, dated May 3, 2000, to the Warner Chilcott Board of Directors, which sets forth the procedures followed, assumptions made, matters considered and limitations on the review undertaken, is attached as Annex C and is incorporated by reference into this proxy statement. Holders of Warner Chilcott ordinary shares and Warner Chilcott ADRs are urged to read this opinion carefully in its entirety. Credit Suisse First Boston's opinion is addressed to the Warner Chilcott Board of Directors and relates only to the fairness of the exchange ratio from a financial point of view, does not address any other aspect of the proposed scheme or any related transaction and does not constitute a recommendation to any holder of Warner Chilcott ordinary shares or Warner Chilcott ADRs as to any matter relating to the scheme.

     In arriving at its opinion, Credit Suisse First Boston reviewed a draft of the transaction agreement provided to it on May 2, 2000 and publicly available business and financial information relating to Warner Chilcott and Galen. Credit Suisse First Boston also reviewed other information relating to Warner Chilcott and Galen, including financial forecasts, that Warner Chilcott and Galen provided to or discussed with Credit Suisse First Boston, and met with the managements of Warner Chilcott and Galen to discuss the businesses and prospects of Warner Chilcott and Galen.

     Credit Suisse First Boston also considered financial and stock market data of Warner Chilcott and Galen and compared those data with similar data for other publicly held companies in businesses similar to Warner Chilcott and Galen, and considered, to the extent publicly available, the financial terms of other business combinations and other transactions recently effected. Credit Suisse First Boston also considered other information, financial studies, analyses and investigations and financial, economic and market criteria which Credit Suisse First Boston deemed relevant.

     In connection with its review, Credit Suisse First Boston did not assume any responsibility for independent verification of any of the information provided to or otherwise reviewed by it and relied on that information being complete and accurate in all material respects. With respect to the financial forecasts, Credit Suisse First Boston assumed that such forecasts were reasonably prepared on bases reflecting the best currently available estimates and judgments of the managements of Warner Chilcott and Galen as to the future financial performance of Warner Chilcott and Galen. Credit Suisse First Boston also assumed, with Warner Chilcott's consent, that the scheme of arrangement would be treated as a tax-free reorganization for federal income tax purposes.

     Credit Suisse First Boston was not requested to, and did not, make an independent evaluation or appraisal of the assets or liabilities, contingent or otherwise, of Warner Chilcott or Galen, and was not furnished with any evaluations or appraisals. Credit Suisse First Boston's opinion was necessarily based on information available to it, and financial, economic, market and other conditions as they existed and could be evaluated, on the date of its opinion. Credit Suisse First Boston did not express any opinion as to the actual value of the Galen ordinary shares or Galen ADRs when issued pursuant to the scheme or the prices at which the Galen ordinary shares or Galen ADRs will trade or otherwise be transferable after the business combination. In connection with its engagement, Credit Suisse First Boston was not requested to, and did not, solicit third party indications of interest in acquiring all or any part of Warner Chilcott. Although Credit Suisse First Boston evaluated the exchange ratio from a financial point of view, Credit Suisse First Boston was not requested to, and did not, recommend the specific consideration payable pursuant to the scheme, which consideration was determined between Warner Chilcott and Galen. No other limitations were imposed on Credit Suisse First Boston with respect to the investigations made or procedures followed by Credit Suisse First Boston in rendering its opinion.

     In preparing its opinion to the Warner Chilcott Board of Directors, as to the fairness, from a financial point of view, of the exchange ratio to be offered to the holders of Warner Chilcott ordinary shares, including those represented by Warner Chilcott ADRs, Credit Suisse First Boston performed a variety of financial and comparative analyses, including those described below. The summary of Credit Suisse First Boston's analyses described below is not a complete description of the analyses underlying its opinion. The preparation of a fairness opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analyses and the application of those methods to the particular circumstances and, therefore, a fairness opinion is not readily susceptible to summary description. In arriving at its opinion, Credit Suisse First Boston made qualitative judgments as to the significance and relevance of each analysis and factors considered by it. Accordingly, Credit Suisse First Boston believes that its analyses must be considered as a whole and that selecting portions of its analyses and factors, without considering all analyses and factors, could create a misleading or incomplete view of the processes underlying its analyses and opinion.

     In its analyses, Credit Suisse First Boston considered industry performance, regulatory, general business, economic, market and financial conditions and other matters, many of which are beyond the control of Warner Chilcott and Galen. No company, transaction or business used in Credit Suisse First Boston's analyses as a comparison is identical to Warner Chilcott or Galen or the proposed business combination, nor is an evaluation of the results of those analyses entirely mathematical; rather the analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies, business segments or transactions being analyzed.

     The estimates contained in Credit Suisse First Boston's analyses and the ranges of valuations resulting from any particular analysis are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by the analyses. In addition, analyses relating to the value of businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold. Accordingly, Credit Suisse First Boston's analyses and estimates are inherently subject to substantial uncertainty.

     Credit Suisse First Boston's opinion and financial analyses were only one of many factors considered by the Warner Chilcott Board of Directors in its evaluation of the proposed business combination and should not be viewed as determinative of the views of the Warner Chilcott Board of Directors or management of Warner Chilcott with respect to the exchange ratio or the proposed business combination.

     The following is a summary of the material analyses underlying Credit Suisse First Boston's opinion dated May 3, 2000 delivered to the Warner Chilcott Board of Directors. In connection with its opinion, Credit Suisse First Boston, among other things, performed the following analyses with respect to Warner Chilcott and Galen and derived an implied exchange ratio reference range from such analyses.

WARNER CHILCOTT FINANCIAL ANALYSES

     Discounted Cash Flow Analyses. Credit Suisse First Boston performed discounted cash flow analyses on Warner Chilcott in order to estimate the present value of the unlevered after-tax free cash flows of Warner Chilcott for the period from July 1, 2000 through 2005, based upon projected financial information provided to

Credit Suisse First Boston by the management of Warner Chilcott. Ranges of terminal values for the discounted cash flow analysis were estimated using multiples of terminal year 2005 earnings before interest, taxes, depreciation and amortization, commonly known as EBITDA, of 8.0x to 10.0x. Credit Suisse First Boston then discounted to present value the free cash flow streams and terminal values using discount rates of 11.0% to 13.0%. The discount rate range was selected based on a weighted average cost of capital analysis.

     Credit Suisse First Boston also derived terminal values for the discounted cash flow analysis using perpetuity cash flow growth rates ranging from 1% to 4%. Credit Suisse First Boston then discounted to present value the free cash flow streams and terminal values using discount rates of 11.0% to 13.0%.

     Based on the discounted cash flow analyses Credit Suisse First Boston developed an enterprise value reference range of $350 million to $440 million for Warner Chilcott, or an equity value reference range of $13.30 to $19.61 per Warner Chilcott ordinary share or Warner Chilcott ADR.

     Based on the foregoing analysis and the discounted cash flow analysis of Galen described below, Credit Suisse First Boston developed an implied exchange ratio reference range of 1.453x to 1.704x, as compared to the exchange ratio in the proposed business combination of 2.500x.

     Selected Companies Analysis. Credit Suisse First Boston compared financial, operating and stock market data for Warner Chilcott with corresponding data of the following selected companies placing emphasis on companies identified as in the process of transforming from marketing low-margin generic pharmaceuticals to marketing branded products obtained either through acquisition or internal development:

TRANSFORMING GENERICS COMPANIES                   ESTABLISHED GROWTH COMPANIES
-------------------------------                   ----------------------------
- K-V Pharmaceutical Company                      - King Pharmaceuticals, Inc.
- Barr Laboratories, Inc.                         - Jones Pharma Incorporated
- Watson Pharmaceuticals, Inc.                    - Medicis Pharmaceuticals Corporation
                                                  - Shire Pharmaceuticals plc

     Credit Suisse First Boston reviewed enterprise values, calculated as equity market value, plus total debt, preferred stock and minority interests, less cash and cash equivalents, of the selected companies as multiples of the last 12 months revenue, estimated EBITDA for 2000 and 2001, and estimated earnings before interest and taxes, commonly known as EBIT, for 2000 and 2001. Credit Suisse First Boston also reviewed equity values of the selected companies as multiples of estimated 2000 and 2001 earnings per share. Credit Suisse First Boston then applied a range of selected multiples derived from the selected companies to the corresponding financial data of Warner Chilcott. All multiples were based on closing stock prices on May 2, 2000. Estimated financial data for the selected companies were based on publicly available research analysts' estimates and estimated financial data for Warner Chilcott were based on internal estimates of Warner Chilcott management.

     Based on the selected companies analysis, Credit Suisse First Boston developed an enterprise value reference range of $350 million to $420 million for Warner Chilcott, or an equity value reference range of $13.30 to $18.21 per Warner Chilcott ordinary share or Warner Chilcott ADR.

     Based on the foregoing analysis and the selected companies analysis of Galen described below, Credit Suisse First Boston developed an implied exchange ratio reference range of 1.832x to 1.849x, as compared to the exchange ratio in the proposed business combination of 2.500x.

     Selected Mergers and Acquisitions Analysis. Using publicly available information, Credit Suisse First Boston analyzed the purchase prices and implied transaction multiples paid or proposed to be paid in the following selected merger and acquisition transactions involving pharmaceutical companies with a sales and marketing focus and pharmaceutical companies with a research and development focus.

SELECTED SALES AND MARKETING COMPANY TRANSACTIONS

  Acquiror

     - Celltech Chiroscience
     - Teva Pharmaceuticals
     - Watson Pharmaceuticals, Inc.
     - Amersham International
     - Rhone-Poulenc Rorer, Inc.
     - BASF AG

  Target

     - Medeva plc
     - Copley Pharmaceutical, Inc.
     - Royce Laboratories
     - Sorin Diagnostics SpA
     - Fisons plc
     - Boots Pharmaceuticals

SELECTED RESEARCH AND DEVELOPMENT COMPANY TRANSACTIONS

  Acquiror

     - King Pharmaceuticals, Inc.
     - Shire Pharmaceuticals Group, plc
     - Abbot Labs
     - Shering AG
     - Teva Pharmaceuticals
     - Sandoz AG

  Target

     - Medco Research
     - Roberts Pharmaceuticals
     - Alza
     - Leiras
     - Biocraft Laboratories
     - Roferm SpA

     Credit Suisse First Boston reviewed enterprise purchase price transaction values, calculated as the amount paid in the transaction for the equity of the target company, plus total debt, preferred stock and minority interests, less cash and cash equivalents, of the selected transactions as multiples of latest 12 months revenue and EBITDA. Credit Suisse First Boston also reviewed the equity purchase price of the selected transactions as multiples of latest 12 months net income. Credit Suisse First Boston then applied a range of selected multiples derived from the selected transactions to corresponding financial data of Warner Chilcott. All multiples for the selected transactions were based on financial information available at the time of the announcement of the relevant transaction.

     Based on the selected mergers and acquisitions analysis, Credit Suisse First Boston developed an enterprise value reference range of $450 million to $500 million for Warner Chilcott, or an equity value reference range of $20.31 to $23.82 per Warner Chilcott ordinary share or Warner Chilcott ADR.

  GALEN FINANCIAL ANALYSES

     Discounted Cash Flow Analyses. Credit Suisse First Boston performed discounted cash flow analyses on Galen in order to estimate the present value of the unlevered after-tax free cash flows of Galen for the period from July 1, 2000 through 2004, based on publicly available analysts estimates of Galen's future financial performance. Ranges of terminal values for the discounted cash flow analysis were estimated using multiples of terminal year 2004, EBITDA, of 17.0x to 20.0x. Credit Suisse First Boston then discounted to present value the free cash flow streams and terminal values using discount rates of 8.0% to 10.0%. The discount rate range was selected based on a weighted average cost of capital analysis.

     Credit Suisse First Boston also derived terminal values for the discounted cash flow analysis using perpetuity cash flow growth rates ranging from 2% to 4%. Credit Suisse First Boston then discounted to present value the free cash flow streams and terminal values using discounted rates of 8.0% to 10.0%.

     Based on the discounted cash flow analyses Credit Suisse First Boston developed an enterprise value reference range of $1,200 million to $1,500 million for Galen, or an equity value reference range of $9.15 to $11.51 per Galen ordinary share.

     Selected Companies Analysis. Credit Suisse First Boston compared financial, operating and stock market data for Galen with corresponding data of the following selected U.K. and U.S. specialty pharmaceutical companies:

U.K. SPECIALTY PHARMACEUTICAL COMPANIES

- Bioglan Pharmaceuticals Limited
- Goldshield Group
- Shire Pharmaceuticals plc
- Celltech Group, plc

U.S. SPECIALTY PHARMACEUTICAL COMPANIES

- King Pharmaceutical, Inc.
- Jones Pharma Incorporated
- Medicia Pharmaceuticals Corporation

Credit Suisse First Boston reviewed enterprise values of the selected companies as multiples of the latest 12 months revenue, estimated EBITDA for 2000 and 2001, and estimated EBIT for 2000 and 2001. Credit Suisse First Boston also reviewed equity values of the selected companies as multiples of estimated 2000 and 2001 earnings per share. Credit Suisse First Boston then applied a range of selected multiples derived from the selected companies to Galen's latest twelve months revenue, estimated 2000 and 2001 EBITDA, and 2000 and 2001 net income. All multiples were based on closing stock prices on May 2, 2000. Estimated financial data for the selected companies and Galen were based on publicly available research analysts' estimates.

     Based on the selected companies analysis, Credit Suisse First Boston developed an enterprise value reference range of $950 million to $1,300 million for Galen, or an equity value reference range of $7.19 to $9.94 per Galen ordinary share.

HISTORICAL EXCHANGE RATIO ANALYSIS

     Credit Suisse First Boston performed an exchange ratio analysis comparing the average daily closing prices for Warner Chilcott ADSs and Galen ordinary shares over various time periods leading up to May 2, 2000, and the exchange ratio in the proposed business combination. This comparison yielded an implied exchange ratio reference range of 1.096x to 1.744x and an implied premium reference range of 43.3% to 128.1%, as indicated in the following table:

                                                                         IMPLIED PREMIUM AT
PERIOD                                       IMPLIED EXCHANGE RATIO    PROPOSED EXCHANGE RATIO
----------------------------------------------------------------------------------------------
May 2, 2000................................          1.744x                      43.3%
Preceding 5 trading days...................          1.687x                      48.2%
Preceding 10 trading days..................          1.603x                      56.0%
Preceding 15 trading days..................          1.503x                      66.3%
Preceding 30 trading days..................          1.458x                      71.5%
Preceding 90 trading days..................          1.348x                      85.5%
One year preceding.........................          1.096x                     128.1%

  AGGREGATE REFERENCE RANGE

     Based on the valuation methodologies described above, Credit Suisse First Boston derived an aggregate implied exchange ratio reference range of 2.008x to 2.222x, as compared to the exchange ratio in the proposed business combination of 2.500x.

MERGER CONSEQUENCES ANALYSIS

     Credit Suisse First Boston analyzed the potential pro forma effect of the business combination on the reported earnings per share and cash earnings per share of Galen in calendar years 2000 and 2001, based on internal estimates of the management of Warner Chilcott and publicly available analyst's estimates for Galen. This analysis indicated that the business combination would be accretive to the cash earnings per share of Galen, and dilutive to the reported earnings per share of Galen in calendar years 2000 and 2001. The actual results achieved by the combined company may vary from projected results and the variations may be material.

OTHER FACTORS

     In the course of preparing its opinion, Credit Suisse First Boston considered other information and data, including the historical trading characteristics of Warner Chilcott ADRs and Galen ordinary shares over the twelve months ended May 2, 2000.

  MISCELLANEOUS


     Pursuant to the terms of Credit Suisse First Boston's engagement, Warner Chilcott has agreed to pay Credit Suisse First Boston an opinion fee of $500,000 payable upon delivery of its fairness opinion and a transaction fee for its financial advisory services payable upon completion of the business combination equal to the greater of 1.0% of the equity consideration payable in connection with the business combination and $3.75 million. The opinion fee will be creditable against the transaction fee. Assuming the business combination was completed on September 30, 2000, the aggregate amount payable to Credit Suisse First Boston in connection with its services as financial advisor would have been approximately $3.75 million, excluding expenses. Warner Chilcott also has agreed to reimburse Credit Suisse First Boston for all of its out-of-pocket expenses, including the fees and expenses for legal counsel and any other advisor retained by Credit Suisse First Boston, and to indemnify Credit Suisse First Boston and related persons and entities against liabilities, including liabilities under the federal securities laws, arising out of Credit Suisse First Boston's engagement.


     Credit Suisse First Boston and its affiliates have in the past provided financial services to Warner Chilcott unrelated to the proposed business combination, for which services Credit Suisse First Boston and its affiliates have received compensation. In the ordinary course of business, Credit Suisse First Boston and its affiliates may actively trade the debt and equity securities of both Warner Chilcott and Galen for their own accounts and for the accounts of customers and, accordingly, may at any time hold long or short positions in such securities.

                    INTERESTS OF WARNER CHILCOTT'S EXECUTIVE
                   OFFICERS AND DIRECTORS IN THE TRANSACTION

     In considering the recommendation of the board of directors with respect to the scheme, shareholders of Warner Chilcott should be aware that some executive officers and directors of Warner Chilcott have interests in the transaction that may be substantial or in addition to the interests of shareholders of Warner Chilcott generally. As noted below, Roger Boissonneault and Paul Herendeen, each an executive officer of Warner Chilcott, have entered into employment agreements with Warner Chilcott, Inc. conditional upon completion of the transaction under which they will receive, among other things, options to purchase ordinary shares of Galen. James Andress, an executive officer of Warner Chilcott, has entered into a separation agreement conditional upon completion of the transaction. Accordingly, the interests of these officers, each of whom owns ADSs, differ or may differ from those of other persons owning ordinary shares or ADSs, and these officers have therefore agreed to instruct the depositary not to exercise the voting rights attaching to the ordinary shares represented by the ADSs owned by them and have agreed to be bound by the scheme in respect of those shares. The disinterested directors of the board and the board of directors were aware of these interests and considered them, among other factors, in approving the transaction agreement and the scheme. The interests are summarized below.

GALEN'S ARRANGEMENTS WITH DIRECTORS AND EXECUTIVE OFFICERS OF WARNER CHILCOTT

  Separation Agreement

     James Andress, who currently serves as President and Chief Executive Officer, as well as a director, of Warner Chilcott has decided that upon completion of the transaction, he will retire from employment with Warner Chilcott. Mr. Andress and Warner Chilcott are currently parties to an employment agreement dated August 1, 1999, which according to its terms will expire on December 31, 2002, unless extended.

     Under a Separation Agreement and Mutual Release between Warner Chilcott and Mr. Andress, Mr. Andress is entitled to receive $350,000 as a severance payment, representing his current annual base salary. Mr. Andress is also entitled under the terms of this agreement to receive an aggregate amount which is expected to be approximately $675,000 in consideration for his release of any actual or potential claims against Warner Chilcott, as well as for an extension of non-compete covenants contained in his current employment agreement and for amounts payable under the terms of a consultancy agreement to be entered into between Mr. Andress and Galen prior to the effective date of the transaction. Mr. Andress will be entitled to continue his participation in Warner Chilcott's health plan, at Warner Chilcott's expense, for a period of up to eighteen months or until he becomes entitled to Medicare, whichever is sooner. In the event that any of the payments made to Mr. Andress are determined to be subject to an excise tax under the Internal Revenue Code, Warner Chilcott has agreed to reimburse Mr. Andress for the amount of this excise tax. In addition Mr. Andress is entitled to receive options over 375,000 Galen ordinary shares in consideration of waiving his right to receive options to purchase 150,000 ordinary shares in Warner Chilcott.

  Board of Directors of Galen

     Galen's Board of Directors currently consists of seven directors. Under their new employment agreements, Messrs. Boissonneault and Herendeen will each serve as a director of Galen, subject to Galen shareholder approval following completion of the transaction.

  Management Positions in Galen to be Filled by Current Executives and Directors of Warner Chilcott Upon Completion of the Transaction

     Roger M. Boissonneault and Paul Herendeen have each entered into an Employment Agreement as of May 4, 2000. Each employment agreement will be effective upon the completion of the transaction and shall continue until terminated. Roger M. Boissonneault will serve as Chief Executive Officer of Galen. Paul Herendeen will serve as Executive Vice President and Director of Business Development of Galen.

     The new employment agreements executed by Messrs. Boissonneault and Herendeen are similar in many material respects to their existing employment agreements with Warner Chilcott dated August 1, 1999. Their base salaries remain unchanged from the current amounts paid to them by Warner Chilcott: Mr. Boissonneault will continue to receive $285,000 per year and Mr. Herendeen will continue to receive $270,000 per year. In addition, the new employment agreements have not changed either executive's cash bonus eligibility amounts: both will continue to be eligible to receive an annual cash bonus in a target amount equal to 50% of their base salary. Similarly, Messrs. Boissonneault and Herendeen will continue to be entitled to participate on a basis comparable to other key executives in any benefit plan, incentive compensation plan or program for which key executives are or will become eligible. There are certain terms of their new employment agreements which differ from their current ones. Under the new employment agreements, both executives would receive twelve months severance in the event of a termination without cause, instead of the eighteen months provided for in their current employment agreements. In the event of a change in control, both would receive eighteen months severance.

     In consideration for Messrs. Boissonneault's and Herendeen's forfeiture of potential Warner Chilcott options, and other covenants and obligations contained in their current employment agreements, including the right to terminate their employment with Warner Chilcott and receive eighteen months base salary and benefits 60 days after close of the transaction, Messrs. Boissonneault and Herendeen will each receive a signing bonus and, provided that each of them are still employed within the Galen group of companies upon the first anniversary of the completion of the transaction, a retention bonus. The aggregate value of these bonuses is expected to be approximately $450,000 for each of Messrs. Boissonneault and Herendeen. In addition, each of Messrs. Boissonneault and Herendeen will be granted new options over 250,000 shares in Galen, in consideration of waving their rights to receive options to purchase 100,000 ordinary shares in Warner Chilcott.

     Each of Messrs. Boissonneault's and Herendeen's employment agreements contains non-competition and non-solicitation provisions.

OWNERSHIP OF ORDINARY SHARES; SHARE OPTIONS


     As of July 10, 2000, directors and executive officers of Warner Chilcott owned an aggregate of 2,058,615 Warner Chilcott ordinary shares, including options and warrants to purchase 1,353,831 Warner Chilcott ordinary shares exercisable within 60 days.



     The following table sets forth information, as of July 10, 2000, regarding beneficial ownership of Warner Chilcott ordinary shares, as well as the estimated beneficial ownership of Galen ordinary shares following completion of the transaction (based on beneficial ownership as of July 10, 2000) by each current Warner Chilcott Director and named executive officer, and by all directors and executive officers of Warner Chilcott as a group.



                                                             PERCENT OF
                                                            OUTSTANDING                                PERCENT OF
                                         NUMBER OF        WARNER CHILCOTT          NUMBER OF           OUTSTANDING
                                      WARNER CHILCOTT     ORDINARY SHARES        GALEN ORDINARY      GALEN ORDINARY
                                      ORDINARY SHARES          BEFORE             SHARES AFTER        SHARES AFTER
                                        BEFORE THE         COMPLETION OF         COMPLETION OF        COMPLETION OF
BENEFICIAL OWNER                      TRANSACTION(21)    THE TRANSACTION(1)    THE TRANSACTION(2)    THE TRANSACTION
----------------                      ---------------    ------------------    ------------------    ---------------
5% SHAREHOLDERS
Elan Corporation, plc...............     2,631,290(3)          20.85%(3)           6,578,225               4.16%
  Lincoln House, Lincoln Place
  Dublin 2, Ireland
William H. Gates III................     1,518,039(4)          12.19%(4)           3,795,098               2.40%
  2365 Carillon Point
  Kirkland, WA 98033
Warner-Lambert Company..............     1,130,158(5)           8.34%(5)           2,825,395               1.75%
  201 Tabor Road
  Morris Plains, NJ 07950

                                                             PERCENT OF
                                                            OUTSTANDING                                PERCENT OF
                                         NUMBER OF        WARNER CHILCOTT          NUMBER OF           OUTSTANDING
                                      WARNER CHILCOTT     ORDINARY SHARES        GALEN ORDINARY      GALEN ORDINARY
                                      ORDINARY SHARES          BEFORE             SHARES AFTER        SHARES AFTER
                                        BEFORE THE         COMPLETION OF         COMPLETION OF        COMPLETION OF
BENEFICIAL OWNER                      TRANSACTION(21)    THE TRANSACTION(1)    THE TRANSACTION(2)    THE TRANSACTION
----------------                      ---------------    ------------------    ------------------    ---------------
Wellington Management Company LLP...       955,100              7.69%              2,387,750               1.51%
  75 State Street
  Boston, MA 02109
Halisol S.A.(6) ....................       798,843              6.42%              1,997,108               1.26%
  112 Avenue Kleber
  75116 Paris
  France
Kopp Investment Advisors, Inc. .....       644,100              5.19%              1,610,250               1.02%
  7701 France Avenue South
  Suite 500
  Edina, MN 55435
DIRECTORS
James G. Andress(8).................       645,000(7)           4.99%(7)           1,531,250(22)              *%(22)
Roger M. Boissonneault(9)...........       302,938(7)           2.41%(7)             698,750(22)              *%(22)
Paul S. Herendeen(10)...............       266,875(7)           2.12%(7)             606,250(22)              *%(22)
James H. Bloem(11)..................         6,875                 *                  50,000                  *%
Harold H. Chefitz(12)...............        24,181                 *                  87,795                  *%
Bruce L. Downey(13).................         7,875                 *                  52,500                  *%
Arthur F. Haney(14).................        20,000                 *                  75,000                  *%
Thomas G. Lynch(15).................        73,506                 *                 211,108                  *%
David B. Pinkerton(16)(18)..........        16,595                 *                  68,830                  *%
Didier Voydeville(17)...............         2,500                 *                  37,500                  *%
NON-DIRECTOR NAMED EXECUTIVE
  OFFICERS
Norma A. Enders(19).................       110,313(7)              *(7)              200,000(22)              *%(22)
Beth P. Hecht(20)...................        94,251(7)              *(7)              238,753(22)              *%(22)


---------------
  *  less than 1%.


 (1) Figures are based upon 12,414,542 shares outstanding as of July 10, 2000. The figures assume exercise by only the shareholder or group named in each row of all warrants and/or options for the purchase of ADRs held by such shareholder or group which are exerciseable within 60 days of July 10, 2000.



 (2) Figures are based on: (a) all outstanding options and warrants vest and become immediately exercisable upon completion of the transaction and (b) the assumption that all Warner Chilcott ordinary shares, options and warrants outstanding as of July 10, 2000, are converted at the per share consideration of 2.5 Galen ordinary shares for every one Warner Chilcott ordinary share outstanding.



 (3) Amount shown represents the aggregate number of: (a) 2,426,768 ADRs, and
     (b) 204,522 ordinary shares subject to warrants which are currently exercisable; both (a) and (b) held by Elan International Services, Ltd.


 (4) Amount shown represents the aggregate number of: (a) 1,484,441 ADRSs, and
     (b) 33,598 ordinary shares subject to warrants which are currently exercisable; both (a) and (b) held by Mr. Gates and Castle Gate, LLC.

 (5) Based on 1,130,158 ordinary shares subject to warrants which are currently exerciseable, held by Warner-Lambert Company.

 (6) Amount shown represents the aggregate number of (a) 773,825 ADRs (b) 15,018 ordinary shares subject to warrants which are currently exercisable and (c) 10,000 options and warrants which are currently exercisable; (a) and (b) held by Halisol, S.A. and its Chairwoman Madam Nicole Bru, who was a director of Warner Chilcott until 1999 and (c) held by Madam Bru personally.


 (7) Amounts shown include ordinary shares held by an entity formed by selected members of senior management, including the named executives. The amount shown for each named shareholder includes the number of shares held by such entity in which such named shareholder has a pecuniary interest. Such ordinary shares were acquired from Elan Corporation as announced on January 8, 1999. The entity, and not the named persons, has the sole power to vote such shares.

 (8) Amount shown includes 512,500 ordinary shares issuable upon exercise of currently exercisable options and warrants.

 (9) Amount shown includes 178,438 ordinary shares issuable upon exercise of currently exercisable options and warrants.

(10) Amount shown includes 144,375 ordinary shares issuable upon exercise of currently exercisable options and warrants.

(11) Amount shown represents 6,875 ordinary shares issuable upon exercise of currently exercisable options.

(12) Amount shown includes 14,181 ordinary shares issuable upon exercise of currently exercisable options and warrants.


(13) Amount shown includes 6,875 ordinary shares issuable upon exercise of currently exercisable options. Excludes (a) 250,000 ADSs; and (b) 62,500 ordinary shares subject to warrants which are currently exercisable, both
     (a) and (b) held by Barr Laboratories of which Mr. Downey serves as Chairman, Chief Executive Officer. Mr. Downey disclaims beneficial ownership of ADSs and shares in (a) and (b).


(14) Amount shown represents 20,000 ordinary shares issuable upon exercise of currently exercisable options.

(15) Amount shown includes 14,675 ordinary shares issuable upon exercise of currently exercisable warrants and options. Excludes 2,631,290 ordinary shares, including warrants, owned by Elan (see footnote 2 above). Mr. Lynch, who serves as a director of Warner Chilcott is Executive Vice President and Chief Financial Officer of Elan. Accordingly, Mr. Lynch may be deemed to share voting and dispositive power as to the shares held by Elan. Mr. Lynch disclaims beneficial ownership of such shares.

(16) Amount shown includes 14,133 ordinary shares issuable upon exercise of currently exercisable options and warrants.

(17) Amount shown includes 2,500 ordinary shares issuable upon exercise of currently exercisable options.

(18) Excludes (a) 496,120 ADSs; and (b) 7,056 ordinary shares subject to warrants which are currently exercisable: both (a) and (b) held by National Union Fire Insurance Company of Pittsburgh of which Mr. Pinkerton serves as Vice President. Mr. Pinkerton disclaims beneficial ownership of these shares.

(19) Amount shown includes 65,313 ordinary shares issuable upon exercise of currently exercisable options.

(20) Amount shown includes 63,750 ordinary shares issuable upon exercise of currently exercisable options.

(21) The following table shows the interests of each director and officer named in the table above in the equity share capital of Warner Chilcott in the form of options granted under the Warner Chilcott, plc Incentive Share Option Scheme adopted in April 1997. The Incentive Share Option Scheme, as amended, provides for the grant of options to officers, directors, employees, consultants and members of Warner Chilcott's medical advisory board. The option price is the fair market value at the date of grant. All options are granted for no consideration. Unless otherwise stated below, options vest quarterly over four years on a calendar quarter basis and expire on the earlier of ten years from the date of grant or after a specified period following the participant's separation from Warner Chilcott. All options become fully vested if Warner Chilcott undergoes a change in control. The proposed transaction with Galen would constitute a change in control.

                                                    NUMBER OF
                                                 WARNER CHILCOTT
     DIRECTORS                                   ORDINARY SHARES    EXERCISE PRICE    DATE OF GRANT
     ---------                                   ---------------    --------------    -------------
     James G. Andress..........................      50,000            $  9.77          1/23/1998
                                                     50,000            $ 8.125          2/10/1999

     Roger M. Boissoneault.....................      25,000            $  9.77          1/23/1998
                                                     40,000            $ 8.125          2/10/1999
                                                     60,000            $7.0625          8/13/1999

     Paul S. Herendeen.........................      30,000            $ 8.125          2/10/1999

     James H. Bloem............................      10,000            $  9.77          1/23/1998
                                                      5,000            $ 7.875           6/3/1999
                                                      5,000            $ 20.00          5/16/2000

     Harold H. Chefitz.........................       5,000            $  9.77          1/23/1998
                                                      5,000            $ 7.875           6/3/1999
                                                      5,000            $ 20.00          5/16/2000

     Bruce L. Downey...........................      10,000            $  9.77          1/23/1998
                                                      5,000            $ 7.875           6/3/1999
                                                      5,000            $ 20.00          5/16/2000

     Arthus F. Haney, M.D......................      20,000(a)         $ 8.125          6/30/1999
                                                     10,000            $ 20.00          5/16/2000

     Thomas G. Lynch...........................       5,000            $  9.77          1/23/1998
                                                      5,000            $ 7.875           6/3/1999
                                                      5,000            $ 20.00          5/16/2000

     David B. Pinkerton........................       5,000            $  9.77          1/23/1998
                                                      5,000            $ 7.875           6/3/1999
                                                      5,000            $ 20.00          5/16/2000

     Didier Voydeville.........................      10,000            $ 7.875           6/3/1999
                                                      5,000            $ 20.00          5/16/2000

                                                    NUMBER OF
     NON-DIRECTOR NAMED                          WARNER CHILCOTT
     EXECUTIVE OFFICERS                          ORDINARY SHARES    EXERCISE PRICE    DATE OF GRANT
     ------------------                          ---------------    --------------    -------------
     Norma A. Enders...........................      35,000             $   20.00(b)     4/3/1997
                                                     10,000             $    9.77       1/23/1998
                                                     15,000             $    8.125      2/10/1999
                                                     20,000             $   15.50(a)    2/28/2000
     Beth P. Hecht.............................      75,000             $    6.75(c)   12/31/1998
                                                     20,000             $   15.50(a)    2/28/2000

---------------
     (a) Options are currently fully exercisable.

     (b) Options vest quarterly over four years beginning July 1, 1996.

     (c) One-third of the options vested at the time of grant and the remaining options vest quarterly over four years beginning January 1, 1999.

     The following table shows the interests of each director and officer named in the table above in the equity share capital of Warner Chilcott in the form of compensatory warrants granted. Warrants granted with a vesting provision become fully exercisable if Warner Chilcott undergoes a change of control. The proposed transaction with Galen would constitute a change in control.

                                                    NUMBER OF
                                                 WARNER CHILCOTT
     DIRECTORS                                   ORDINARY SHARES    EXERCISE PRICE    DATE OF GRANT
     ---------                                   ---------------    --------------    -------------
     James G. Andress..........................      100,000            $ 1.00(a)       3/31/1997
                                                     400,000            $20.00(a)       3/31/1997
     Roger M. Boissoneault.....................       30,000            $ 1.00(a)       3/31/1997
                                                     120,000            $20.00(a)       3/31/1997
     Paul S. Herendeen.........................       10,000            $20.00(b)       6/28/1996
                                                     200,000            $ 9.77(c)        2/3/1998
     Thomas G. Lynch...........................       10,000            $20.00(b)       6/28/1996
     Harold N. Chefitz.........................       10,000            $20.00(b)       6/28/1996
     David B. Pinkerton........................       10,000            $20.00(b)       6/28/1996

---------------
     (a) Warrants vest quarterly over four years beginning on October 1, 1996.

     (b) Warrants were fully vested at the time of grant.

     (c) Warrants vest quarterly over four years beginning on January 1, 1998.


(22) Amounts shown do not include the conversion of ordinary shares of Warner Chilcott, held by an entity formed by selected members of senior management, including the named executives (the amounts of which are included in the calculation of beneficial ownership of ordinary shares of Warner Chilcott for the following individuals: James G. Andress, Roger M. Boissonneault, Paul S. Herendeen, Norma A. Enders and Beth P. Hecht).



INDEMNIFICATION; DIRECTORS' AND OFFICERS' INSURANCE



     Galen is obligated, for at least six years after the completion of the transaction, to maintain in effect Warner Chilcott's current directors' and officers' liability insurance (or a substitute policy or policies not less advantageous to the beneficiaries of the current policies) covering acts and omissions occurring prior to the completion of the transaction. Galen is also obligated to extend for a period of not less than six years from the date of the completion of the transaction, all rights to indemnification now existing in favor of any director of Warner Chilcott or its subsidiaries (including but not limited to Warner Chilcott, Inc.) as provided in their respective charters or by-laws or, in an agreement between an indemnified party and Warner Chilcott or one of its subsidiaries (including, but not limited to, Warner Chilcott, Inc.).

                    THE TRANSACTION AGREEMENT AND THE SCHEME

     The following is a summary of the material terms of the transaction agreement and the scheme. This summary does not purport to be complete and is qualified in its entirety by the transaction agreement and the scheme, which are attached to this proxy statement as Annex A and Annex B. We have not filed with the commission all exhibits or other agreements referred to in the transaction agreement or the scheme.

GENERAL

     The transaction agreement provides that, following approval by the shareholders of Warner Chilcott and the sanctioning of the scheme and confirmation of the reduction of Warner Chilcott's share capital by the High Court, all of the issued ordinary shares and deferred shares of Warner Chilcott will be canceled and the holders thereof will be allotted a number of ordinary shares of Galen as set out below.

CANCELLATION AND ALLOTMENT OF SHARES


     Upon the scheme becoming effective, the share capital of Warner Chilcott will be reduced by the cancellation of Warner Chilcott's ordinary shares and deferred shares, and the holders of the ordinary shares and deferred shares will be allotted ordinary shares of Galen. In consideration for the cancellation of the ordinary shares and deferred shares, Galen will issue 2.5 shares of Galen to the holders of ordinary shares for each ordinary share outstanding at the effective time of the transaction, and one ordinary share of Galen jointly to the holders of deferred shares.


     No fractional ordinary shares of Galen will be issued to any holder of ordinary shares. The number of ordinary shares to be allocated and issued to the relevant holders will be rounded down to the next whole ordinary share of Galen.

REPRESENTATIONS AND WARRANTIES


     In the transaction agreement, Warner Chilcott makes representations and warranties about itself and its subsidiaries, including the following: (a) due incorporation, valid existence and good standing and certain similar corporate matters; (b) capital structure; (c) the authorization, execution, delivery and enforceability of the transaction agreement and related matters; (d) consents and approvals; (e) documents and financial statements filed with the Commission and the accuracy of information contained therein; (f) information provided for public documents; (g) the absence of certain material adverse changes or events;
(h) possession of necessary permits and compliance with charters and by-laws;
(i) tax matters; (j) litigation; (k) certain agreements relating to employee share plans; (l) employee benefit plans; (m) labor matters; (n) intellectual property; (o) environmental matters; (p) insurance; (q) the Credit Suisse First Boston fairness opinion; (r) finders or brokers fees; (s) real property; (t) material contracts; (u) compliance with laws; and (v) Warner Chilcott approvals.


     In the transaction agreement, Galen makes representations and warranties about itself and its subsidiaries, including the following: (a) due incorporation, valid existence and good standing and certain similar corporate matters; (b) capital structure; (c) the authorization, execution, delivery and enforceability of the transaction agreement and related matters; (d) consents and approvals; (e) public documents and the accuracy of the information contained therein; (f) information provided for public documents; (g) the absence of certain material adverse changes or events; (h) possession of necessary permits and compliance with charters and by-laws; (i) tax matters; (j) litigation; (k) certain agreements relating to employee share plans; (l) labor matters; (m) intellectual property; (n) environmental matters; (o) insurance;
(p) Galen shareholder approval; (q) finders or brokers fees; (r) real property;
(s) material contracts; and (t) compliance with laws.


SIGNIFICANT COVENANTS


     Under the transaction agreement, Warner Chilcott and Galen have agreed that from the date of the transaction agreement to the effective time of the transaction, except as set forth in the transaction agreement or as otherwise agreed to in writing by the other party, Warner Chilcott and Galen and their subsidiaries will, among other things:

     - carry on their businesses in the ordinary course;

     - use their reasonable best efforts to preserve intact their business organizations and relationships with third parties and keep available the services of their present officers and employees;


     - not amend their memorandum or articles of association or by-laws;


     - amend the terms of any outstanding securities;

     - merge with any other entity; and

     - abide by certain customary restrictions on and requirements with respect to, among others: (1) the issuance, pledge or transfer of any shares or assets, (2) the creations of liens, (3) the making of loans, (4) the declaration or payment of dividends, (5) splitting, redeeming or repurchasing shares, (6) substantial transactions and dispositions and
       (7) the incurrence of debt.

     Warner Chilcott, in addition to the above restrictions, has also agreed to abide by certain requirements in relation to (1) capital expenditure, (2) employee benefit plans and other employment arrangements, (3) tax and accounting matters, (4) breach of any warranty, (5) waiver or compromise of claims and proceedings, (6) winding up, dissolution or reorganization, and (7) insurance.

     In addition to the covenants above, the parties have also agreed on the following matters, among others:

ACCESS TO INFORMATION

     Upon reasonable notice and except as may otherwise be required by law, both Warner Chilcott and Galen will provide each other and their respective representatives with full access during normal business hours to their offices and other facilities and to their respective books and records, subject to limited exceptions. Further, both Warner Chilcott and Galen will provide each other and their respective representatives with financial and operating data and other information with respect to the respective businesses of Warner Chilcott and Galen and their subsidiaries as Galen or Warner Chilcott, as the case may be, may reasonably request, subject to limited exceptions.

OTHER ACTIONS

     The transaction agreement provides that both Warner Chilcott and Galen will use their respective reasonable best efforts to take, or cause to be taken, all action and to do, or cause to be done, as promptly as practicable all things necessary, proper, desirable or advisable to complete the transaction and the other transactions contemplated by the scheme and the transaction agreement. This includes the obtaining of any necessary government or other regulatory consents.

NO SOLICITATION

     Warner Chilcott also agreed to certain restrictions concerning any competing transaction, which is defined in the transaction agreement as any proposal with respect to any recapitalization, merger, consolidation or other business combination involving Warner Chilcott, or acquisition of any capital or any material portion of the assets of Warner Chilcott and its subsidiaries. Specifically, Warner Chilcott agreed, among other things, that during the term of the transaction agreement, or if sooner until the date upon which the transaction agreement is terminated:

     - neither Warner Chilcott nor any of its subsidiaries, directors, officers, employees, agents or representatives, will, directly or indirectly, solicit, initiate or furnish or disclose non-public information in furtherance of any inquiries or make any proposal with respect to any competing transaction, or negotiate or otherwise engage in discussions with any person with respect to any competing transaction, or enter into any agreement, arrangement or understanding requiring Warner Chilcott to abandon, terminate or fail to complete the transaction;

     - neither the board of directors of Warner Chilcott nor any committee of the board of directors will withdraw or modify, or propose publicly to withdraw or modify in a manner adverse to Galen, their recommendation of the transaction and the scheme;

     - neither the board of directors of Warner Chilcott nor any committee of the board of directors will approve or recommend, or propose publicly to approve or recommend, any competing transaction, unless the board of directors, after having been advised, determines in good faith that failure to do so would be likely to result in a breach of its fiduciary duties under applicable law; and

     - to advise Galen immediately of the receipt, directly or indirectly, of any inquiries, discussions, negotiations or proposals relating to a competing transaction provided that Warner Chilcott does not need to provide Galen with the identity of any third party involved in any such competing transaction unless and until the board of directors of Warner Chilcott proposes to withdraw or modify its recommendation of the transaction, or to approve or recommend any competing transaction.

     Warner Chilcott also agreed, together with its subsidiaries, directors, officers, employees, agents and representatives to cease with immediate effect on signing the agreement, all existing activities, discussions and negotiations with any third parties with respect to any competing transaction.

     However, prior to the hearing of the petition for the court's sanction of the scheme, Warner Chilcott may furnish information to, and negotiate or otherwise engage in discussions with, any party who initiates contact with Warner Chilcott regarding a competing transaction provided that the board of directors of Warner Chilcott determines in good faith, after being advised by its outside counsel and independent financial advisor, that failing to consider and cooperate with a third party regarding such a competing transaction would be likely to constitute a breach of their fiduciary duties under applicable law.

     In the event that Warner Chilcott's board of directors receives a proposal for a competing transaction that it determines in good faith is reasonably capable of being completed, taking into account all legal, financial, regulatory and other aspects of the proposal and which would, if completed, result in a transaction determined by a majority of the members of the board of directors, in good faith, to be more favorable to Warner Chilcott's shareholders than the transaction and the scheme, referred to as a superior proposal, then the board of directors of Warner Chilcott may, subject to the terms set out below, terminate the transaction agreement.

     Warner Chilcott must notify Galen of any intention to take any action in relation to a superior proposal, together with the material terms and conditions of, and the identity of the person making, any superior proposal. Warner Chilcott has agreed, for a period of five business days following receipt by Galen of any such notice, not to proceed in any way with the superior proposal. During this period Galen may either present to Warner Chilcott a revised proposal, or give notice to Warner Chilcott that it does not intend to revise its current proposal with respect to the transaction. Any revised proposal from Galen must be considered by the board of directors of Warner Chilcott, and if determined by a majority of the members of the board of directors, in good faith after receiving advice from Warner Chilcott's independent financial advisor, to be more favorable to Warner Chilcott's shareholders than the superior proposal, after taking into account all legal, financial, regulatory and other aspects of the proposal, then Warner Chilcott and its subsidiaries, directors, officers, employees, agents and representatives must cease all activities, discussions and negotiations with any party with respect to the superior proposal. If the revised proposal is determined by Warner Chilcott's board of directors to be less favorable than the superior proposal, or if Galen does not make a revised proposal, then Warner Chilcott may terminate the transaction agreement and proceed with the superior proposal.

RELATED MATTERS AFTER THE TRANSACTION

     At the effective time of the transaction, Warner Chilcott will become a wholly owned subsidiary of Galen. Galen will own 100% of the issued share capital of Warner Chilcott. After the effective time of the transaction, all ordinary shares of Warner Chilcott represented by ADSs and evidenced by ADRs will cease to be listed on the Nasdaq National Market. Galen will use its reasonable best efforts to cause the ordinary shares of Galen to be issued as consideration under the transaction to be listed for trading on the Nasdaq National Market at the effective time of the transaction.

STOCK OPTIONS AND EMPLOYEE BENEFITS

     Warner Chilcott and Galen have agreed that they will use their reasonable best efforts to implement arrangements whereby the outstanding Warner Chilcott options and warrants will be modified to become options and warrants to acquire the number of whole ordinary shares of Galen equal to the number of ordinary shares that were issuable upon exercise of the Warner Chilcott option or warrant immediately prior to the effective time of the transaction multiplied by the per share consideration, rounded down to the nearest whole number of ordinary shares of Galen. The per share exercise price of ordinary shares of Galen issuable upon exercise of these Galen options and warrants will be equal to the exercise price per share at which the Warner Chilcott option or warrant was exercisable immediately prior to the effective time of the transaction divided by the per share consideration, rounded up to the nearest whole cent. After conversion, the substitute options will continue to be subject to the provisions of the existing Warner Chilcott share plans and in accordance with the terms of those plans, the substitute options will become fully vested.

     For a period of one year following the effective time of the transaction, Galen has agreed to provide to the employees of Warner Chilcott and its subsidiaries who become employees of Galen as of the effective time of the transaction broad-based employee benefit plans and arrangements which are in the reasonable opinion of Galen no less favorable, in the aggregate, to those employees than the benefits currently provided by Warner Chilcott and its subsidiaries to those employees.

INDEMNIFICATION

     All rights to indemnification now existing in favor of a director or officer of Warner Chilcott, as in effect on the date of the transaction agreement, with respect to matters occurring through the transaction, shall survive the transaction and continue in full force and effect for a period of six years from the transaction. In addition, under the transaction agreement, for not less than six years after the transaction, Galen has agreed to maintain in effect the current policies of directors' and officers' liability insurance maintained by Warner Chilcott; provided, that (1) Galen may substitute policies containing terms and conditions which are not less advantageous, to such parties and (2) Galen will not be required to pay an annual premium in excess of 300% of the last annual premium paid by Warner Chilcott.

CONDITIONS

     The respective obligations of Galen and Warner Chilcott to complete the transaction is subject to the satisfaction or waiver on or prior to the effective date of the transaction of the following conditions:

     - the absence of any judgment, order, decree, statute, law, ordinance, rule or regulation by any court or other governmental entity of competent jurisdiction or other legal restraint or prohibition (1) imposing or seeking to impose material limitations on the ability of Galen to acquire or hold or to exercise full rights of ownership of any ordinary shares of Warner Chilcott; (2) imposing or seeking to impose material limitations on the ability of Galen and its affiliates to combine, operate or control the business and assets of Warner Chilcott; (3) imposing or seeking to impose other material sanctions, damages, or liabilities directly arising out of the transaction on Galen or Warner Chilcott; (4) requiring or seeking to require divestiture by Galen of all or any material portion of the business, assets or property of Warner Chilcott; or (5) preventing the completion of the transaction;

     - the absence of any action or proceeding instituted, proposed or threatened by any governmental entity seeking to prevent completion of the transaction, asserting the illegality of the transaction or the transaction agreement or seeking material damages directly arising out of the transactions contemplated thereby;

     - the expiration or termination of the applicable waiting period under the U.S. Hart-Scott-Rodino Antitrust Improvements Act of 1976;

     - to the extent applicable, written clearance from the Irish Minister for Enterprise, Trade and Employment under the Mergers, Takeovers and Monopolies (Control) Act, 1978, as amended;

     - the absence of any action by the Department of Justice or Federal Trade Commission or any foreign or supranational agency or entity charged with enforcement of antitrust laws that are applicable to the transactions contemplated by the transaction agreement;

     - Warner Chilcott and Galen shareholders have approved the transaction, and in the case of Warner Chilcott, also the scheme;

     - the scheme has been approved, and the capital reduction of Warner Chilcott has been confirmed, by the High Court;

     - the Galen American Depositary Shares to be issued under the scheme must be listed for trading on the Nasdaq National Market; and

     - the new ordinary shares of Galen to be issued under the scheme must be admitted to trading to the official list of the London Stock Exchange.

     The obligation of Warner Chilcott to complete the transaction is further subject to the satisfaction or waiver of the following conditions:

     - the representations and warranties of Galen must be true, complete and correct in all material respects both when made on and as of the effective time of the transaction, as if made at and as of such time;

     - Galen must perform or comply with, in all material respects, all its obligations under the transaction agreement;


     - the absence of any change, condition, event or development that would result in a material adverse affect on Galen;


     - Warner Chilcott must be reasonably satisfied that the transaction will be treated for U.S. federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code;

     - unless prevented by laws or regulations, Messrs. Boissonneault and Herendeen must be appointed to the board of directors of Galen with effect from the effective time of the transaction.

     The obligation of Galen to complete the transaction is further subject to the satisfaction or waiver of the following conditions:

     - the representations and warranties of Warner Chilcott must be true, complete and correct in all material respects both when made and on and as of the effective time of the transaction, as if made at and as of such time;

     - Warner Chilcott must perform or comply with in all material respects all its obligations under the transaction agreement; and

     - the absence of any change, condition, event or development that would result in a material adverse effect on Warner Chilcott.

TERMINATION

     The transaction agreement provides that either Warner Chilcott or Galen may terminate the transaction agreement and abandon the scheme, whether before or after approval of the scheme by Warner Chilcott's shareholders or sanction of the scheme by the High Court, as follows:

     - by mutual written consent;


     - if any court or governmental entity issues, enacts, promulgates or expenses any order, judgment, decree, injunction, ruling or takes any other action prohibiting the transaction, and such order, judgment, decree, injunction, ruling or other action becomes final and nonappealable;


     - if either Warner Chilcott's or Galen's board of directors withdraws or modifies in a manner adverse to Galen or Warner Chilcott, as the case may be, its recommendation of the transaction to its respective shareholders, or publicly discloses its intention to change such recommendation;

     - if either Warner Chilcott or Galen breaches any representation, warranty or covenant contained in the transaction agreement which has a material adverse effect;

     - if either Warner Chilcott or Galen fail to obtain their requisite shareholder approval by October 31, 2000;

     - subject to certain conditions, if Warner Chilcott receives a proposal for a competing transaction that the board of directors of Warner Chilcott considers in good faith to be reasonably capable of being completed and to be a superior proposal;

     - if there occurs a change, condition, event or development that constitutes a material adverse effect on either Warner Chilcott or Galen; and

     - by Warner Chilcott if Credit Suisse First Boston withdraws its fairness opinion.

TERMINATION FEES AND EXPENSES


     If the transaction agreement is terminated:



          (1) by Galen if Warner Chilcott's board of directors withdraws or modifies in a manner adverse to Galen its recommendation of the transaction and the scheme,


          (2) by Warner Chilcott if, subject to conditions, it receives a superior proposal,

          (3) by Warner Chilcott if the fairness opinion given to Warner Chilcott by Credit Suisse is withdrawn, or

          (4) by Galen if Warner Chilcott does not, subject to conditions, obtain its shareholder approval of the transaction and the scheme on or prior to October 31, 2000,

then, in each case, Warner Chilcott must reimburse Galen on demand for all reasonable and documented costs and expenses incurred by Galen in connection with the transaction agreement and the transactions contemplated thereby up to a maximum aggregate amount of $4.25 million.


     If the transaction agreement is terminated by either Warner Chilcott or Galen at a time when Galen is entitled to terminate the transaction agreement under paragraphs 1, 2 or 3 above, Warner Chilcott must pay to Galen a termination fee of $4.25 million in cash, such payment to be made promptly, but in no event later than the fifth business day following any such termination. Provided, however, that the termination fee will be reduced by the aggregate amount of any costs and expenses paid by Warner Chilcott to Galen as described above.



     Notwithstanding any of the foregoing, if the transaction agreement is terminated by Warner Chilcott because:



          (1) Galen does not obtain its shareholder approval of the transaction on or prior to October 31, 2000, or


          (2) Galen's board of directors withdraws or modifies in a manner adverse to Warner Chilcott its recommendation of the transaction,

then Galen must reimburse Warner Chilcott on demand for all reasonable and documented costs and expenses incurred by Warner Chilcott in connection with the transaction agreement and the transactions contemplated thereby up to a maximum aggregate amount of $4.25 million.

     In addition, if the transaction agreement is terminated by Warner Chilcott under paragraph 2 above, Galen must also pay to Warner Chilcott a termination fee of $4.25 million as described above.

                                  CHAPTER TWO

                                 FINANCIAL DATA

       SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF WARNER CHILCOTT


     Set forth below is selected consolidated financial data of Warner Chilcott Public Limited Company and its subsidiaries at the dates and for the periods indicated. We derived the selected consolidated statements of operations data for the years ended December 31, 1999 and 1998 and the selected balance sheet data as of December 31, 1999 and 1998 from the historical financial statements of Warner Chilcott Public Limited Company and its subsidiaries that were audited by KPMG LLP and appear elsewhere herein. We derived the selected consolidated statements of operations data for the year ended December 31, 1997 from the historical financial statements of Warner Chilcott Public Limited Company and subsidiaries that were audited by KPMG Chartered Accountants and appear elsewhere herein. We derived the selected consolidated statements of operations data for the years ended December 31, 1996 and 1995 and the selected balance sheet data as of December 31, 1997, 1996 and 1995 from audited historical statements of Warner Chilcott Public Limited Company and subsidiaries that do not appear elsewhere herein. The selected consolidated financial data as of and for the three months ended March 31, 2000 and 1999 are unaudited and, in our opinion, contain all adjustments, consisting only of normal, recurring accruals, which are necessary for a fair statement of the results of those periods. Results for the three months ended March 31, 2000 are not necessarily indicative of results that may be expected for the entire year. We have prepared the above described financial statements in accordance with U.S. GAAP.


     The selected financial data set forth below should be read in conjunction with, and are qualified by reference to, "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the audited consolidated financial statements and accompanying notes included elsewhere in this proxy statement.


                                                                                                          THREE MONTHS
                                                                                                              ENDED
                                                     YEARS ENDED DECEMBER 31,                               MARCH 31,
                                 ----------------------------------------------------------------   -------------------------
                                    1995         1996         1997         1998          1999          1999         2000(5)
                                 ----------   ----------   ----------   -----------   -----------   -----------   -----------
                                                       (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
STATEMENT OF OPERATIONS DATA:
Revenues(1)(2).................  $       48   $   62,734   $   75,827   $    64,894   $    74,035   $    21,048   $    26,079
                                 ----------   ----------   ----------   -----------   -----------   -----------   -----------
Costs and expenses
  Cost of goods sold...........          --       53,367       62,863        34,230        27,704         8,449         6,127
  Selling, general and
    administrative.............       1,934       10,373       23,618        41,709        46,409        12,111        12,647
  Depreciation and
    amortization...............          14        3,419        5,458         5,621         5,520         1,412         2,421
  Research and development.....       7,434       10,915        6,526         3,241         3,100           841           469
  One-time charge -- acquired
    in-process research and
    development(3).............          --       16,000           --            --            --            --            --
                                 ----------   ----------   ----------   -----------   -----------   -----------   -----------
Total costs and expenses.......       9,382       94,074       98,465        84,801        82,733        22,813        21,664
                                 ----------   ----------   ----------   -----------   -----------   -----------   -----------
Operating income (loss)........      (9,334)     (31,340)     (22,638)      (19,907)       (8,698)       (1,765)        4,415
                                 ----------   ----------   ----------   -----------   -----------   -----------   -----------
Net interest income
  (expense)....................       1,560       (7,999)      (5,736)         (390)         (747)         (232)       (3,103)
Gain on sale of assets(4)......          --           --           --            --         2,744            --            --
                                 ----------   ----------   ----------   -----------   -----------   -----------   -----------
Income (loss) before
  extraordinary item...........      (7,774)     (39,339)     (28,374)      (20,297)       (6,701)       (1,997)        1,312
Net income (loss)..............  $   (7,774)  $  (39,339)  $  (28,374)  $   (20,297)  $    (6,701)  $    (1,997)  $       581
                                 ==========   ==========   ==========   ===========   ===========   ===========   ===========
Net income (loss) per ordinary
  share -- diluted.............  $    (3.17)  $    (8.18)  $    (3.39)  $     (1.64)  $     (0.54)  $     (0.16)  $      0.05
                                 ==========   ==========   ==========   ===========   ===========   ===========   ===========
Weighted average ordinary
  shares outstanding --
  diluted......................   2,454,710    4,807,210    8,359,623    12,366,808    12,367,706    12,366,808    12,726,250
                                 ==========   ==========   ==========   ===========   ===========   ===========   ===========

                                                                  AT DECEMBER 31,
                                              -------------------------------------------------------    AT MARCH 31,
                                               1995        1996        1997        1998        1999          2000
                                              -------    --------    --------    --------    --------    ------------
                                                                        (IN THOUSANDS)
BALANCE SHEET DATA:
Cash and cash equivalents...................  $21,055    $  2,663    $ 52,786    $ 43,133    $ 50,954      $ 36,112
Working capital.............................   20,107      10,498      51,770      58,901      56,465        50,715
Total assets................................   21,575     123,668     171,737     157,017     132,462       311,174
Working capital debt........................       --      18,200      14,511      20,393      12,098            --
Long-term debt..............................       --      53,204       7,902       8,897      10,476       196,370
Shareholders' equity........................  $20,366    $ 28,183    $124,646    $104,943    $ 98,984      $100,177

---------------
(1) The increase in revenue from 1995 to 1996 reflects our acquisition, in March 1996, of the Warner Chilcott division from Warner-Lambert Company.


(2) On July 19, 2000 we announced that our promotion agreement with Schering-Plough will terminate on September 30, 2000. Revenue earned by us under the agreement with Schering-Plough accounted for 25% and 24% of total revenues for the years ended December 31, 1998 and 1999, respectively, and 18% and 15% for the three months ended March 31, 1999 and 2000, respectively. Our costs of generating this revenue were the costs of allocating significant portions of the capacity of our field sales force, marketing and administrative departments. We intend to use the capacity that will become available after September 30, 2000 to pursue other revenue generating activities, including promotion agreements and the possible acquisition of additional branded products in the women's healthcare segment.



(3) Represents the writeoff of acquired in-process research and development related to the acquisition of the Warner Chilcott division in 1996.



(4) Represents the gain on the sale of our Vectrin(R) branded minocycline product in September 1999.



(5) Included in net income for the three months ended March 31, 2000 is an extraordinary loss of $731,000 (or $.06 per diluted share) related to the repayment of certain debt.

            SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF GALEN

     The following selected consolidated financial data insofar as it relates to each of the years 1995 through 1999, has been derived from annual financial statements, including the consolidated balance sheets at September 30, 1998 and 1999 and the related consolidated statement of profit and loss for the three years ended September 30, 1999 and notes thereto appearing elsewhere herein. The selected consolidated financial data for the six months ended March 31, 1999 and 2000 are derived from the unaudited financial statements also appearing herein. The financial statements have been prepared in accordance with U.K. GAAP which differs in certain respects from U.S. GAAP. See note 33 to Galen's consolidated financial statements for a summary of the main differences between U.K. GAAP and U.S. GAAP.


     You should read the data set out below in conjunction with "Galen's Management's Discussion and Analysis of Financial Condition and Results of Operations", the pro forma financial information and the audited consolidated financial statements and notes thereto set out on page F-39 and thereafter.



           PROFIT AND LOSS ACCOUNT DATA IN ACCORDANCE WITH U.K. GAAP



                                                                                                 SIX MONTH PERIODS ENDED
                                                   YEAR ENDED SEPTEMBER 30                              MARCH 31
                                  ----------------------------------------------------------   ---------------------------
                                   1995      1996       1997      1998      1999     1999(1)    1999      2000     2000(1)
                                  -------   -------   --------   -------   -------   -------   -------   -------   -------
                                                           (IN THOUSANDS, EXCEPT PER SHARE DATA)
Turnover
Continuing operations...........  L23,312   L31,068   L 39,252   L48,867   L67,010   $99,979   L31,050   L42,446   $63,329
Discontinued operations(2)......   33,906    43,797         --        --        --        --        --        --        --
                                  -------   -------   --------   -------   -------   -------   -------   -------   -------
Total turnover..................   57,218    74,865     39,252    48,867    67,010    99,979    31,050    42,446    63,329
                                  -------   -------   --------   -------   -------   -------   -------   -------   -------
Operating profit
Continuing operations:
Before exceptional item and
  goodwill amortisation.........    3,867     7,493     10,498    14,067    19,361    28,886     9,389    12,044    17,969
Exceptional item(3).............       --        --         --    (2,731)       --        --        --        --        --
Goodwill amortisation...........       --        --         --        --      (671)   (1,001)       --      (901)   (1,344)
Discontinued operations.........    1,690     1,457         --        --        --        --        --        --        --
                                  -------   -------   --------   -------   -------   -------   -------   -------   -------
Total operating profit..........    5,557     8,950     10,498    11,336    18,690    27,885     9,389    11,143    16,625
Gain on disposal of intangible
  asset.........................       --        --        750        --        --        --        --        --        --
Investment income...............       --        --        446     1,507       925     1,380       622       747     1,115
Interest payable and similar
  charges.......................     (389)    (440)       (348)     (939)   (1,210)   (1,805)     (565)     (644)     (961)
                                  -------   -------   --------   -------   -------   -------   -------   -------   -------
Profit before taxation..........    5,168     8,510     11,346    11,904    18,405    27,460     9,446    11,246    16,779
Taxation on profit on ordinary
  activities....................    1,377     2,303      2,948     3,580     4,396     6,559     2,246     2,499     3,729
                                  -------   -------   --------   -------   -------   -------   -------   -------   -------
Profit after taxation...........    3,791     6,207      8,398     8,324    14,009    20,901     7,200     8,747    13,050
Minority interests..............       --        --         --       (12)      (19)      (28)       13       (39)      (58)
                                  -------   -------   --------   -------   -------   -------   -------   -------   -------
Profit for the financial
  period........................    3,791     6,207      8,398     8,312    13,990    20,873     7,213     8,708    12,992
Dividends.......................       --     5,522(2)      427    1,535     1,915     2,857       640       910     1,357
                                  -------   -------   --------   -------   -------   -------   -------   -------   -------
Retained profit for the
  period........................  L 3,791   L   685   L  7,971   L 6,777   L12,075   $18,016   L 6,573    L7,798   $11,635
                                  =======   =======   ========   =======   =======   =======   =======   =======   =======
Earnings per share..............      3.8p      6.2p       8.0p      7.1p     12.0p     17.9c      6.2p      7.2p     10.7c
Diluted earnings per share......      3.8p      6.2p       8.0p      7.1p     12.0p     17.9c      6.2p      7.2p     10.7c
Dividend per share..............       --        --        0.4p      1.3p      1.7p      2.5c      0.6p      0.7p      1.0c
                                  =======   =======   ========   =======   =======   =======   =======   =======   =======


---------------

(1) Translated solely for the reader from British pounds into U.S. dollars at the Noon Buying Rate on July 17, 2000 of L1.00 = $1.4920.


(2) Discontinued operations relate to the Connors Chemists retail chemist business in Northern Ireland which was demerged from the Group on August 30, 1996 to allow Galen to focus on its pharmaceutical businesses. The dividend in 1996 was a demerger dividend comprising the net assets of Connors Chemists at the date of demerger.

(3) The exceptional item in 1998 related to the abortive costs of the proposed acquisition of Ferring AB.

            BALANCE SHEET DATA OF GALEN IN ACCORDANCE WITH U.K. GAAP


                                               AS AT SEPTEMBER 30                               AS AT MARCH 31
                           -----------------------------------------------------------   -----------------------------
                            1995      1996      1997      1998       1999     1999(1)     1999       2000     2000(1)
                           -------   -------   -------   -------   --------   --------   -------   --------   --------
                                                                 (IN THOUSANDS)
Fixed assets:
  Intangible assets......  L   326   L   453   L   434   L   401   L 35,337   $ 52,723   L   774   L 34,974   $ 52,181
  Tangible assets........   13,641    15,117    40,835    57,154     65,173     97,238    61,014     73,343    109,428
                           -------   -------   -------   -------   --------   --------   -------   --------   --------
                            13,967    15,570    41,269    57,555    100,510    149,961    61,788    108,317    161,609
                           -------   -------   -------   -------   --------   --------   -------   --------   --------
Current assets:
  Stocks.................   10,735     2,901     4,338     4,811      8,829     13,173     5,558     10,781     16,085
  Debtors................    7,729     6,456     9,123    12,402     15,826     23,612    13,412     19,057     28,433
  Cash at bank and in
     hand(2).............      217       138    22,251    16,213      6,351      9,476    17,042     38,237     57,050
                           -------   -------   -------   -------   --------   --------   -------   --------   --------
                            18,681     9,495    35,712    33,426     31,006     46,261    36,012     68,075    101,568
Creditors: amounts
  falling due within one
  year...................   16,095     6,695    10,449    17,317     27,112     40,451    17,416     28,399     42,372
                           -------   -------   -------   -------   --------   --------   -------   --------   --------
Net current assets.......    2,586     2,800    25,263    16,109      3,894      5,810    18,596     39,676     59,196
                           -------   -------   -------   -------   --------   --------   -------   --------   --------
Total assets less current
  liabilities............   16,553    18,370    66,532    73,664    104,404    155,771    80,384    147,993    220,805
Creditors: amounts
  falling due after more
  than one year..........    2,716     2,767    11,373    10,746     29,981     44,732    10,946     28,700     42,820
Provision for liabilities
  and charges:
  Deferred taxation......      347        --        --        --         --         --        --         --         --
Deferred income..........    2,613     4,041     5,625     6,691      6,270      9,355     6,677      6,762     10,089
                           -------   -------   -------   -------   --------   --------   -------   --------   --------
Net assets...............  L10,877   L11,562   L49,534   L56,227   L 68,153    101,684   L62,761   L112,531    167,896
                           =======   =======   =======   =======   ========   ========   =======   ========   ========
Capital and reserves:
  Called up share
     capital.............      133       133    12,127    12,127     12,127     18,093    12,127     12,727     18,989
  Share premium
     account.............    1,367     1,367    19,377    19,264     19,264     28,742    19,264     55,031     82,106
  Profit and loss
     account.............    9,377    10,062    18,030    24,824     36,731     54,803    31,371     44,703     66,697
                           -------   -------   -------   -------   --------   --------   -------   --------   --------
Equity shareholders'
  funds..................   10,877    11,562    49,534    56,215     68,122    101,638    62,762    112,461    167,792
Minority
  interests -- equity....       --        --        --        12         31         46        (1)        70        104
                           -------   -------   -------   -------   --------   --------   -------   --------   --------
                           L10,877   L11,562   L49,534   L56,227   L 68,153   $101,684   L62,761   L112,531   $167,896
                           =======   =======   =======   =======   ========   ========   =======   ========   ========


---------------

(1) Translated solely for the reader from British pounds into U.S. dollars at the Noon Buying Rate on July 17, 2000 of L1.00 = $1.4920.


(2) In July 1997 net proceeds of L30.0 million were raised in connection with admission to the Official List of the London Stock Exchange.

           SELECTED CONSOLIDATED FINANCIAL DATA OF GALEN -- U.S. GAAP


                   CONSOLIDATED PROFIT AND LOSS ACCOUNT DATA

                                                            YEAR TO           SIX MONTHS TO
                                                         SEPTEMBER 30           MARCH 31
                                                       -----------------    -----------------
                                                        1998      1999       1999      2000
                                                       ------    -------    ------   --------
                                                       (IN THOUSANDS, EXCEPT PER SHARE DATA)
Profit.............................................    L7,217    L11,683    L6,592   L  8,193
Basic earnings per share...........................       6.2p      10.0p     5.7p       6.8p
Diluted earnings per share.........................       6.2p      10.0p     5.7p       6.8p
                                                       ======    =======    ======   ========

                        CONSOLIDATED BALANCE SHEET DATA


                                                                                      AS AT
                                                              AS AT SEPTEMBER 30     MARCH 31
                                                              -------------------    --------
                                                               1998        1999        2000
                                                              -------    --------    --------
                                                                      (IN THOUSANDS)
Total assets..............................................    L92,059    L122,125    L167,476
Equity shareholders' funds................................    L54,266    L 64,620    L108,415
                                                              =======    ========    ========

        UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS


     The following unaudited pro forma consolidated condensed financial statements reflect the acquisition by Galen of Bartholomew Rhodes Limited and certain of its subsidiaries during the year ended September 30, 1999, the placing made by Galen in November 1999 (the "Galen placing"), the product acquisitions and note issuance completed by Warner Chilcott in February 2000 (the "Warner Chilcott transactions") and the proposed acquisition by Galen of Warner Chilcott in a transaction to be accounted for as a purchase.


     The unaudited pro forma consolidated profit and loss account is derived from the historical consolidated profit and loss accounts of Galen for the year ended September 30, 1999 and the six-month period ended March 31, 2000 which includes Bartholomew Rhodes from the actual acquisition date of June 4, 1999 combined with the historical unaudited profit and loss account of Bartholomew Rhodes from October 1, 1998 to the date of acquisition and the historical profit and loss accounts of Warner Chilcott for the year ended December 31, 1999 and the six-month period ended March 31, 2000.


     The unaudited pro forma consolidated profit and loss account gives effect to the acquisition of Bartholomew Rhodes, the Galen placing, the Warner Chilcott transactions and the acquisition of Warner Chilcott as if they had occurred on October 1, 1998.


     The operations of Warner Chilcott for the three months ended December 31, 1999 resulting in turnover and net loss of L10,878,000 ($16,021,118) and L832,000 ($1,225,370) respectively have been included in the pro forma consolidated profit and loss accounts for the year ended September 30, 1999 and for the six-month period ended March 31, 2000.

     The unaudited pro forma condensed balance sheet as at March 31, 2000 is based on the individual balance sheets of Galen and Warner Chilcott appearing elsewhere in this document and presents the combined financial position as at March 31, 2000 as if the acquisition of Warner Chilcott had occurred on March 31, 2000.

     The unaudited pro forma adjustments reflect estimates made by Galen based on available information and certain assumptions that Galen believes to be reasonable. The unaudited pro forma consolidated condensed financial statements is provided for illustrative purposes only and does not purport to represent what Galen's results of operations or financial condition would actually have been, had the various transactions in fact occurred on such date, nor does it purport to project the results of operations or financial condition of Galen for any future period or date.

     The unaudited pro forma consolidated condensed financial statements should be read in conjunction with the audited consolidated financial statements and accompanying notes of Galen, Bartholomew Rhodes and Warner Chilcott which are included elsewhere herein.

            UNAUDITED PRO FORMA CONSOLIDATED PROFIT AND LOSS ACCOUNT


                     FOR THE YEAR ENDED SEPTEMBER 30, 1999



                                                                                     BARTHOLOMEW      PRO FORMA
                                                                                       RHODES           GALEN
                            GALEN                         GALEN                      HISTORICAL        COMBINED    WARNER CHILCOTT
                          HISTORICAL                    HISTORICAL                    U.S. GAAP       RESULTS OF     HISTORICAL
                          U.K. GAAP                     U.S. GAAP                      FOR THE        OPERATIONS      U.S. GAAP
                             YEAR                          YEAR                      PERIOD FROM         YEAR           YEAR
                            ENDED                         ENDED                     OCT. 1, 1998        ENDED           ENDED
                          SEPT. 30,      U.S. GAAP      SEPT. 30,      GALEN         TO JUNE 4,       SEPT. 30,       DEC. 31,
                             1999      ADJUSTMENTS(1)      1999      PLACING(2)        1999(3)           1999          1999(4)
                          ----------   --------------   ----------   ----------   -----------------   ----------   ---------------
                                                             (IN THOUSANDS, EXCEPT SHARE DATA)
Turnover................   L 67,010       L    --        L 67,010      L  --           L 3,163         L 70,173       L 45,751
Cost of sales...........    (32,558)           --         (32,558)        --            (2,662)         (35,220)       (17,120)
                           --------       -------        --------      -----           -------         --------       --------
Gross profit............     34,452            --          34,452         --               501           34,953         28,631
Net operating
  expenses..............    (15,762)         (277)        (16,039)        --            (2,537)         (18,576)       (34,006)
                           --------       -------        --------      -----           -------         --------       --------
Operating
  profit/(loss).........     18,690          (277)         18,413         --            (2,036)          16,377         (5,375)
Gain/(loss) on fixed
  asset disposals.......         --            --              --         --              (430)            (430)         1,696
Investment income.......        925            --             925         --                --              925          1,399
Interest payable........     (1,210)          671            (539)       419              (498)            (618)        (1,861)
                           --------       -------        --------      -----           -------         --------       --------
Profit/(loss) before
  tax...................     18,405           394          18,799        419            (2,964)          16,254         (4,141)
Tax.....................     (4,396)       (1,680)         (6,076)      (128)              369           (5,835)            --
                           --------       -------        --------      -----           -------         --------       --------
Profit/(loss) after
  tax...................     14,009        (1,286)         12,723        291            (2,595)          10,419         (4,141)
Minority interests......        (19)           --             (19)        --                --              (19)            --
                           --------       -------        --------      -----           -------         --------       --------
Profit/(loss) for the
  financial year before
  non-recurring
  charges...............   L 13,990       L(1,286)       L 12,704      L 291           L(2,595)        L 10,400       L (4,141)
                           ========       =======        ========      =====           =======         ========       ========
Basic earnings per
  share.................       12.0p                         10.9p                                          8.9p         (33.4)p
Diluted earnings per
  share.................       12.0p                         10.9p                                          8.9p         (33.4)p
Shares used in computing
  basic earnings per
  share (thousands).....    116,329                       116,329                                       116,329         12,368
Shares used in computing
  diluted earnings per
  share (thousands).....    116,390                       116,390                                       116,390         12,368
                           ========                      ========                                      ========       ========

                           PRODUCTS
                           ACQUIRED
                          BY WARNER                        PRO FORMA
                           CHILCOTT                         WARNER                           PRO FORMA      PRO FORMA
                          HISTORICAL                       CHILCOTT                         CONSOLIDATED   CONSOLIDATED
                          U.S. GAAP        WARNER          COMBINED            GALEN         U.S. GAAP      U.S. GAAP
                             YEAR         CHILCOTT        RESULTS OF      ACQUISITION OF    FOR THE YEAR   FOR THE YEAR
                            ENDED         PRODUCTS        OPERATIONS      WARNER CHILCOTT      ENDED          ENDED
                           DEC. 31,     ACQUISITION       YEAR ENDED         PURCHASE        SEPT. 30,      SEPT. 30,
                           1999(5)     ADJUSTMENTS(6)    DEC. 31, 1999    ADJUSTMENTS(7)        1999         1999(8)
                          ----------   --------------   ---------------   ---------------   ------------   ------------
                                                        (IN THOUSANDS, EXCEPT SHARE DATA)
Turnover................   L30,897        L     --          L76,648           L    --         L146,821      $ 219,057
Cost of sales...........    (1,615)            441(a)       (18,294)               --          (53,514)       (79,843)
                           -------        --------          -------           -------         --------      ---------
Gross profit............    29,282             441           58,354                --           93,307        139,214
Net operating
  expenses..............    (2,341)         (5,409)(b)      (41,756)           (7,190)(f)      (67,522)      (100,743)
                           -------        --------          -------           -------         --------      ---------
Operating
  profit/(loss).........    26,941          (4,968)          16,598            (7,190)          25,785         38,471
Gain/(loss) on fixed
  asset disposals.......        --              --            1,696                --            1,266          1,889
Investment income.......        --            (284)(c)        1,115              (732)(g)        1,308          1,952
Interest payable........        --         (14,559)(d)      (16,420)               --          (17,038)       (25,421)
                           -------        --------          -------           -------         --------      ---------
Profit/(loss) before
  tax...................    26,941         (19,811)           2,989            (7,922)          11,321         16,891
Tax.....................        --              --               --               220(h)        (5,615)        (8,378)
                           -------        --------          -------           -------         --------      ---------
Profit/(loss) after
  tax...................    26,941         (19,811)           2,989            (7,702)           5,706          8,513
Minority interests......        --              --               --                --              (19)           (28)
                           -------        --------          -------           -------         --------      ---------
Profit/(loss) for the
  financial year before
  non-recurring
  charges...............   L26,941        L(19,811)         L 2,989           L(7,702)        L  5,687      $   8,485
                           =======        ========          =======           =======         ========      =========
Basic earnings per
  share.................                                       24.2p                               3.9p
Diluted earnings per
  share.................                                       24.2p                               3.8p
Shares used in computing
  basic earnings per
  share (thousands).....                                     12,368                            147,363
Shares used in computing
  diluted earnings per
  share (thousands).....                                     12,368                            149,677
                                                            =======                           ========

            UNAUDITED PRO FORMA CONSOLIDATED PROFIT AND LOSS ACCOUNT

                    FOR THE SIX MONTHS ENDED MARCH 31, 2000

                                                                                             PRO FORMA
                                                                                               GALEN        WARNER
                                       GALEN                         GALEN                    COMBINED     CHILCOTT
                                     HISTORICAL                    HISTORICAL                RESULTS OF    PROFORMA
                                     U.K. GAAP                     U.S. GAAP                 OPERATIONS   U.S. GAAP
                                     SIX MONTHS                    SIX MONTHS                SIX MONTHS   SIX MONTHS
                                       ENDED                         ENDED                     ENDED        ENDED
                                      MAR. 31,      U.S. GAAP       MAR. 31,      GALEN       MAR. 31      MAR. 31,
                                        2000      ADJUSTMENTS(1)      2000      PLACING(2)      2000       2000(10)
                                     ----------   --------------   ----------   ----------   ----------   ----------
                                                            (IN THOUSANDS, EXCEPT SHARE DATA)
Turnover...........................   L 42,446        L  --         L 42,446       L --       L 42,446     L 36,625
Cost of sales......................    (21,758)          --          (21,758)        --        (21,758)      (7,624)
                                      --------        -----         --------       ----       --------     --------
Gross profit.......................     20,688           --           20,688         --         20,688       29,001
Net operating expenses.............     (9,545)        (188)          (9,733)        --         (9,733)     (20,806)
                                      --------        -----         --------       ----       --------     --------
Operating profit/(loss)............     11,143         (188)          10,955         --         10,955        8,195
Investment income..................        747           --              747         --            747          650
Interest payable...................       (644)         202             (442)        58           (384)      (8,208)
                                      --------        -----         --------       ----       --------     --------
Profit/(loss) before tax...........     11,246           14           11,260         58         11,318          637
Tax................................     (2,499)        (529)          (3,028)       (17)        (3,045)          --
                                      --------        -----         --------       ----       --------     --------
Profit/(loss) after tax............      8,747         (515)           8,232         41          8,273          637
Minority interests.................        (39)          --              (39)        --            (39)          --
                                      --------        -----         --------       ----       --------     --------
Profit/(loss) for the financial
  year before non-recurring
  charges..........................   L  8,708        L(515)        L  8,193       L 41       L  8,234     L    637
                                      ========        =====         ========       ====       ========     ========
Basic earnings per share...........        7.2p                          6.8p                      6.8p         5.1p
Diluted earnings per share.........        7.2p                          6.8p                      6.8p         5.1p
Shares used in computing basic
  earnings per share (thousands)...    120,541                       120,541                   120,541       12,377
Shares used in computing diluted
  earnings per share (thousands)...    120,975                       120,975                   120,975       12,548
                                      ========                      ========                  ========     ========


                                                        PRO FORMA      PRO FORMA
                                                       CONSOLIDATED   CONSOLIDATED
                                                        U.S. GAAP      U.S. GAAP
                                         GALEN           FOR THE        FOR THE
                                      ACQUISITION       SIX MONTHS     SIX MONTHS
                                       OF WARNER          ENDED          ENDED
                                        PURCHASE         MAR. 31,       MAR. 31,
                                     ADJUSTMENTS(7)        2000         2000(8)
                                     --------------    ------------   ------------
                                           (IN THOUSANDS, EXCEPT SHARE DATA)
Turnover...........................     L    --          L 79,071       $117,974
Cost of sales......................          --           (29,382)       (43,838)
                                        -------          --------       --------
Gross profit.......................          --            49,689         74,136
Net operating expenses.............      (3,595)(f)       (34,134)       (50,928)
                                        -------          --------       --------
Operating profit/(loss)............      (3,595)           15,555         23,208
Investment income..................        (366)(g)         1,031          1,538
Interest payable...................          --            (8,592)       (12,819)
                                        -------          --------       --------
Profit/(loss) before tax...........      (3,961)            7,994         11,927
Tax................................         110(h)         (2,935)        (4,379)
                                        -------          --------       --------
Profit/(loss) after tax............      (3,851)            5,059          7,548
Minority interests.................          --               (39)           (58)
                                        -------          --------       --------
Profit/(loss) for the financial
  year before non-recurring
  charges..........................     L(3,851)         L  5,020       $  7,490
                                        =======          ========       ========
Basic earnings per share...........                           3.3p
Diluted earnings per share.........                           3.2p
Shares used in computing basic
  earnings per share (thousands)...                       151,575
Shares used in computing diluted
  earnings per share (thousands)...                       155,780
                                                         ========

      UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET AS AT MARCH 31, 2000


                                                                          WARNER
                               GALEN                         GALEN       CHILCOTT        GALEN
                             HISTORICAL                    HISTORICAL   HISTORICAL    ACQUISITION
                             U.K. GAAP                     U.S. GAAP    U.S. GAAP      OF WARNER
                               AS AT                         AS AT        AS AT         CHILCOTT       PRO FORMA      PRO FORMA
                              MAR. 31,      U.S. GAAP       MAR. 31,     MAR. 31,       PURCHASE      CONSOLIDATED   CONSOLIDATED
                                2000      ADJUSTMENTS(1)      2000       2000(11)    ADJUSTMENTS(7)    U.S. GAAP     U.S. GAAP(8)
                             ----------   --------------   ----------   ----------   --------------   ------------   ------------
                                                                        (IN THOUSANDS)
FIXED ASSETS:
  Intangible assets........   L 34,974       L(10,834)      L 24,140    L 153,692      L 138,633(a)    L 316,465      $ 472,166
  Tangible assets..........     73,343          1,918         75,261          706             --          75,967        113,343
                              --------       --------       --------    ---------      ---------       ---------      ---------
                               108,317         (8,916)        99,401      154,398        138,633         392,432        585,509
                              --------       --------       --------    ---------      ---------       ---------      ---------
CURRENT ASSETS:
  Stocks...................     10,781             --         10,781        3,853          1,492          16,126         24,060
  Debtors..................     19,057             --         19,057       14,505             --          33,562         50,075
  Cash at bank and in
    hand...................     38,237             --         38,237       22,681        (13,023)(b)      47,895         71,459
                              --------       --------       --------    ---------      ---------       ---------      ---------
                                68,075             --         68,075       41,039        (11,531)         97,583        145,594
  Creditors: amounts
    falling due within one
    year...................    (28,399)         3,646        (24,753)      (9,187)      (126,868)(i)    (160,808)      (239,926)
                              --------       --------       --------    ---------      ---------       ---------      ---------
NET CURRENT ASSETS/
  (LIABILITIES)............     39,676          3,646         43,322       31,852       (138,399)        (63,225)       (94,332)
                              --------       --------       --------    ---------      ---------       ---------      ---------
TOTAL ASSETS LESS CURRENT
  LIABILITIES..............    147,993         (5,270)       142,723      186,250            234         329,207        491,177
  Creditors: amounts
    falling due after more
    than one year..........    (28,700)         7,527        (21,173)    (123,333)       123,333(i)      (21,173)       (31,590)
  Deferred taxation........         --         (6,303)        (6,303)          --             --          (6,303)        (9,404)
  Deferred income..........     (6,762)            --         (6,762)          --             --          (6,762)       (10,089)
                              --------       --------       --------    ---------      ---------       ---------      ---------
NET ASSETS.................   L112,531       L (4,046)      L108,485    L  62,917      L 123,567       L 294,969      $ 440,094
                              ========       ========       ========    =========      =========       =========      =========
CAPITAL AND RESERVES:
  Called up share
    capital................   L 12,727       L     --       L 12,727    L     417      L   2,686(c)    L  15,830      $  23,618
  Share premium/other
    reserves...............     55,031             --         55,031      131,397         67,431(d)      253,859        378,758
  Profit and loss
    account................     44,703         (4,046)        40,657      (68,897)        53,450(e)       25,210         37,613
                              --------       --------       --------    ---------      ---------       ---------      ---------
EQUITY SHAREHOLDERS'
  FUNDS....................    112,461         (4,046)       108,415       62,917        123,567         294,899        439,989
MINORITY
  INTERESTS -- EQUITY......         70             --             70           --             --              70            105
                              --------       --------       --------    ---------      ---------       ---------      ---------
                              L112,531       L (4,046)      L108,485    L  62,917      L 123,567       L 294,969      $ 440,094
                              ========       ========       ========    =========      =========       =========      =========

       NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL DATA

NOTE 1


     U.K. GAAP differs in certain respects from U.S. GAAP. A summary of the significant differences as they affect Galen are set out in note 33 to the historical consolidated financial statements of Galen included elsewhere herein. The proforma consolidated profit and loss account for the year ended September 30, 1999 in accordance with U.S. GAAP excludes the charge of L1,021,000 in respect of acquired in-process research and development as this is a non-recurring charge relating to the Bartholomew Rhodes acquisition. The in-process research and development was assigned to drugs under development at Bartholomew Rhodes at the date of acquisition. Drugs under development were as follows: Calcium Chewable tablets, Temazepam tablets and Paracetamol/Codeine Phosphate Effervescent tablets. At the date of acquisition, the drugs were 90%, 80% and 30% complete respectively. The remaining work on the drugs involved completion of applications and submissions to the MCA followed by the assessment and response to points raised by MCA. Subsequent to the date of acquisition, the Calcium Chewable tablet was approved by the MCA in August 1999. The anticipated approval dates for the Temazepam tablets and the Paracetamol/Codeine Phosphate Effervescent tablets are August 2000 and August 2001, respectively. See Note 33 to the historical consolidated financial statements of Galen for further information.



NOTE 2



     This adjustment relates to the placing on November 25, 1999 of 6,000,000 new ordinary Galen shares of 10p each at a premium of L6.05 per share. Total proceeds, net of costs, amounted to L36,385,464 ($54,287,112). The adjustment to the consolidated pro forma profit and loss accounts represents the interest saving on borrowings eliminated by the proceeds, as if the proceeds had been received on October 1, 1998. Borrowings eliminated totalled L6,385,464 ($9,527,112) and interest has been calculated at an average rate of 6.56%.



NOTE 3





                                                                                           BARTHOLOMEW
                                                                                              RHODES
                                                                                            HISTORICAL
                                             BARTHOLOMEW                                    U.S. GAAP
                                               RHODES                                       FOR PERIOD
                                             HISTORICAL                                        FROM
                                              U.K. GAAP                                    OCT. 1, 1998
                                             YEAR ENDED      ADJUSTMENTS    ADJUSTMENTS         TO
                                            MAR. 31, 1999        (A)          (B)(C)       JUNE 4, 1999
                                            -------------    -----------    -----------    ------------
                                                                  (IN THOUSANDS)
Turnover..................................     L 4,328         L(1,165)       L    --        L 3,163
Cost of sales.............................      (2,679)             17             --         (2,662)
                                               -------         -------        -------        -------
Gross profit..............................       1,649          (1,148)            --            501
Net operating expenses....................      (2,795)            927           (669)        (2,537)
                                               -------         -------        -------        -------
Operating (loss)/profit...................      (1,146)           (221)          (669)        (2,036)
Loss on fixed asset disposals.............          --            (430)            --           (430)
Interest payable..........................         (30)             (1)          (467)          (498)
                                               -------         -------        -------        -------
(Loss)/profit before tax..................      (1,176)           (652)        (1,136)        (2,964)
Tax.......................................         363            (136)           142            369
                                               -------         -------        -------        -------
(Loss)/profit after tax...................     L  (813)        L  (788)       L  (994)       L(2,595)
                                               =======         =======        =======        =======


---------------
(a) Adjustments are made to the historical audited statements of operations of Bartholomew Rhodes for the 12 months ended March 31, 1999 to exclude the results of operations for the six months ended September 30, 1998 and to add the results of operations for the period April 1, 1999 to June 4, 1999

                   NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
                    CONDENSED FINANCIAL DATA -- (CONTINUED)

(b) Adjustments have been included to reflect the impact on Galen group results had the acquisition of Bartholomew Rhodes taken place on October 1, 1998. These adjustments represent increased amortization of goodwill, additional interest costs and related taxation.

(c) There are no U.S. GAAP adjustments relating to the results of Bartholomew Rhodes for the period from October 1, 1998 through June 4, 1999.


NOTE 4


     The historical results of Warner Chilcott for the year ended December 31, 1999 have been calculated from the U.S. dollar audited financial statements of Warner Chilcott for that period. The results have been translated from U.S. dollars to pounds sterling using the average rate for the year of U.S.$1.6182 = L1.00.

     No adjustment has been made to recognize income tax expense in relation to Warner Chilcott in preparing the pro forma statements. As of December 31, 1999, Warner Chilcott had net operating loss carryforwards of $62.0 million for U.S. federal income tax purposes and $40.0 million for state income tax purposes. The pro forma financial statements assume that the pre-tax pro forma income would be offset by the utilization of these tax losses.


NOTE 5



     Represents the historical results of three branded pharmaceutical products acquired by Warner Chilcott from Bristol-Myers Squibb ("BMS") on February 15, 2000 for $175.1 million. These amounts have been derived from the 'Historical Statements of Net Sales and Product Contribution' relating to these products and included herein on page F-35 and thereafter. The results have been translated from U.S. dollars to pounds sterling using the average rate for the year of U.S.$1.6182 = L1.00.



     The unaudited pro forma consolidated profit and loss account for the year ended September 30, 1999 gives effect to this transaction as if it had occurred on October 1, 1998.


     Once Warner Chilcott's net operating loss carry forwards are fully utilized for financial reporting purposes, Warner Chilcott will be required to recognize income tax expense at the then current effective tax rate.


NOTE 6



     These adjustments, in the column headed "Warner Chilcott Products Acquisition adjustments," relate to the acquisition on February 15, 2000 by Warner Chilcott of three branded pharmaceutical products from BMS for $175.1 million, the issue contemporaneously of $200 million in principal amount of senior notes, the repayment of amounts outstanding under their existing working capital facility, the redemption of remaining senior subordinated discount notes due 2001 and the closing of a new senior credit facility. The unaudited pro forma consolidated profit and loss account for the year ended September 30, 1999 gives effect to the above transactions as if they had occurred on October 1, 1998.



(a) Adjustments to reduce the cost of goods sold as reported by BMS in the special purpose historical statements of net sales and product contribution under U.S. generally accepted accounting principles to amounts that Warner Chilcott would have paid for product purchases under the 10 year supply agreement with BMS.

                   NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
                    CONDENSED FINANCIAL DATA -- (CONTINUED)


(b) Represents the amortization of the intangible assets associated with the three branded products. Allocation of the $175.1 million purchase price was as follows: $168.0 million to the products (trade names, regulatory files, general know-how) and $7.1 million to goodwill, both amortized over 20 years.



(c) Reflects the reduction in pro forma interest income attributable to a $9.8 million reduction in the amount of cash available for investment at an assumed investment rate of 4.7% based on Warner Chilcott's historical returns on invested funds.



(d) Adjustments to reflect the increase in interest expense resulting from the issuance of the 12 5/8% Notes, amortization of the related debt discount and deferred financing costs, the availability fee of 0.375% on a new $10.0 million senior secured credit facility and the repayment of all other indebtedness including the senior subordinated notes due 2001 and amounts outstanding under the prior working capital facility.



                                                                  (IN THOUSANDS)
                                                                  --------------
    Issuance of $200 million of Notes at 12 5/8%................     L15,603
    Amortization of debt discount...............................         175
    Amortization of deferred financing costs....................         618
    Availability fee under new credit facility..................          23
    Interest on repaid debt.....................................      (1,860)
                                                                     -------
                                                                     L14,559
                                                                     =======



NOTE 7



                                                              (IN THOUSANDS)
                                                              --------------
(a) Excess purchase price (see below).......................     L162,917
    Warner Chilcott historical goodwill eliminated..........      (19,119)
                                                                 --------
                                                                  143,798
    Deferred financing costs (relating to long term
   liabilities) eliminated (see (i) below)..................       (5,165)
                                                                 --------
                                                                 L138,633
                                                                 ========


     Excess purchase price arising on the acquisition is calculated as follows:


                                                              (IN THOUSANDS)
                                                              --------------
    Consideration (see below)...............................     L211,087
    Estimated expenses of the acquisition...................       12,006
    Less estimated proportion of expenses relating to
   registration of shares...................................       (8,139)
                                                                 --------
                                                                  214,954
    Less fair value of net assets of Warner Chilcott at
   March 31, 2000...........................................      (52,037)
                                                                 --------
    Excess purchase price...................................     L162,917
                                                                 ========



     Consideration consists of L178,602,000 ($266,474,180) representing 31,034,209 shares of Galen valued at L5.755 per share, which represents the average closing share price of Galen shares traded on the London Stock Exchange for the five days before and after the announcement of the transaction on May 4, 2000, to be issued in exchange for the 12,413,683 outstanding shares of Warner Chilcott as of June 28, 2000, together with an amount of L31,468,000 ($46,950,256) representing the fair value of Galen share options which are to be exchanged for Warner Chilcott options and warrants. The fair value of the Galen options

                   NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
                    CONDENSED FINANCIAL DATA -- (CONTINUED)


     and warrants has been calculated using the Black-Scholes option pricing model and the following assumptions:



  Life of the option       9 months
  Dividend yield           0.32%
  Risk-free interest rate  6.382%
  Price volatility         30%



     Consideration also includes L683,000 ($1,019,036) for severance payments due to former employees of Warner Chilcott and other charges of L334,000 ($498,328), representing cash paid for the settlement of stock options due to be issued to certain employees of Warner Chilcott prior to the proposed merger with Galen. The amount of cash paid represents the estimated fair value of those stock options.


     Galen's preliminary allocation of the estimated purchase price to assets purchased is as follows:


                                            WARNER CHILCOTT                    FAIR VALUE OF
                                              HISTORICAL                      WARNER CHILCOTT
                                               U.S. GAAP       PRELIMINARY      NET ASSETS
                                                 AS AT         FAIR VALUE       AT MARCH 31
                                             MARCH 31 2000     ADJUSTMENTS         2000          NOTES
                                            ---------------    -----------    ---------------    -----
                                                             (IN THOUSANDS)
Goodwill..................................     L  19,119        L (19,119)       L     --
Other intangible assets...................       134,573           (5,165)        129,408
In process research and development.......            --           15,447          15,447
                                               ---------        ---------        --------
                                                 153,692           (8,837)        144,855
Tangible assets...........................           706               --             706
                                               ---------        ---------        --------
                                                 154,398           (8,837)        145,561
                                               ---------        ---------        --------
Stocks....................................         3,853            1,492           5,345
Other net current assets/(liabilities)....        27,999         (126,868)        (98,869)        (i)
                                               ---------        ---------        --------        -----
Net current assets/(liabilities)..........        31,852         (125,376)        (93,524)
                                               ---------        ---------        --------
Total assets less current liabilities.....       186,250         (134,213)         52,037
Creditors: amounts falling due after more
than one year.............................      (123,333)         123,333              --         (i)
                                               ---------        ---------        --------
Net assets................................     L  62,917        L (10,880)       L 52,037
                                               =========        =========        ========



     Under purchase accounting, the total purchase price will be allocated to Warner Chilcott's assets and liabilities based on their relative fair values. Allocations above are preliminary and are subject to completion of valuations as of the date of the consummation of the acquisition. Valuations of specifically identifiable intangible assets and in-process research and development are in progress. Consequently, the actual allocation of the purchase price could differ from that presented above. An independent appraiser is completing an analysis of the acquired in process research and development. The preliminary valuation of in-process research and development above represents the estimated fair value of products under development at Warner Chilcott calculated using an income approach. This involved estimating the fair value of the in-process research and development using the present value of the estimated after-tax cash flows expected to be generated by the purchased in-process research and development projects. The risk adjusted discount rate ranges from 15% to 30%, depending on the risks associated with each specific product. Cash inflows from projects begin primarily in 2001 and 2003, the expected dates of product approvals. Gross margins on products are estimated at levels consistent with Warner Chilcott's historical results (approximately 70% to 95%). The aggregate estimated cost expected to be incurred in the development of these products totals approximately $2 million.

                   NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
                    CONDENSED FINANCIAL DATA -- (CONTINUED)

(b) Reflects the estimated expenses of the acquisition, severance and other charges arising as a result of the acquisition.


                                                              (THOUSANDS)
     Acquisition expenses...................................    L12,006
     Severance costs........................................        683
     Other charges..........................................        334
                                                                -------
                                                                L13,023
                                                                =======



(c) Reflects the elimination of the share capital of Warner Chilcott, L417,000 ($622,164) and the issue of Galen shares as consideration, at par value L3,103,000 ($4,629,676).



(d) Reflects the elimination of share premium and other reserves of Warner Chilcott, L131,397,000 ($196,044,324) and the addition to share premium and other reserves on issue of Galen shares and options as consideration, L198,828,000 ($296,651,376).



(e) Reflects the elimination of the profit and loss account deficit of Warner Chilcott, L68,897,000 ($102,794,324), and the write-off of Warner Chilcott in-process research and development, L15,447,000 ($23,046,924).


(f) Reflects the amortisation of excess purchase price arising on the acquisition (net of Warner Chilcott historical goodwill eliminated) on a straight-line basis over 20 years. The pro forma consolidated profit and loss account excludes any charge in respect of acquired in-process research and development as this is a non-recurring charge relating to the acquisition of Warner Chilcott.


(g) Reflects the reduction in investment income from cash used for transaction expenses incurred. Cash used totalled L13,023,000 ($194,303,160) and interest foregone has been calculated at 5.62%.



(h) Reflects taxation credit at 30% on the reduction in investment income.



(i) Long term liabilities in Warner Chilcott's balance sheet at March 31, 2000, includes $200 million in principal amount of senior notes issued by Warner Chilcott on February 15, 2000 which are repurchasable upon a change of control. The acquisition of Warner Chilcott by Galen represents such a change in control. The liability has been reclassified as current in the pro forma balance sheet at a purchase price equal to 101% of the principal amount in accordance with the terms of the notes. Should such repurchase be required, Galen intends to replace the liability with currently unutilized long-term bank facilities and additional long-term financing. The terms of a bridgeover loan have been agreed with Northern Bank Limited to provide such financing in the event that a repurchase is required.



NOTE 8



     Represents the translation of the pro forma consolidated financial information solely for the convenience of the reader at the noon buying rate for cable transfers of the Federal Reserve Bank of New York on July 17, 2000 of U.S.$1.4920 = L1.00.



NOTE 9



     On May 4, 2000, Warner Chilcott and Galen issued a joint press release announcing the transaction and setting forth pro forma financial data. A copy of this press release was filed with the Securities and Exchange Commission by both of Galen and Warner Chilcott on May 4, 2000, pursuant to Rule 425 under the Securities Act and Rule 14a-12 under the Exchange Act.



     The pro forma financial data in this press release indicated pro forma turnover in the year ended September 30, 1999, of approximately $233 million for the combined company. In deriving this number, we translated the profit and loss account of Warner Chilcott into pounds sterling at a rate of $1.6295 = L1.00, the average exchange rate ruling during the twelve-month period ended September 30, 1999. We then translated the pounds sterling pro forma turnover back into U.S. dollars using the same ratio.

                   NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
                    CONDENSED FINANCIAL DATA -- (CONTINUED)

     Since May 4, 2000, the pound has weakened against the dollar. Pursuant to Rule 3-20 of Regulation S-X, the convenience translation provided above is as of a more recent date (May 23, 2000) rather than the balance sheet date due to the recent weakening of the pound against the dollar. If the convenience translation provided above had been made using the rate of L1.00 = $1.6295 (the same rate that the Warner Chilcott numbers were converted into pounds), turnover for the year ended September 30, 1999 and the six-month period ended March 31, 2000 would have been $239.2 million and $128.8 million, respectively.


NOTE 10



     The results of Warner Chilcott for the six months ended March 31, 2000 have been derived from a combination of their unaudited results for the quarter ended December 31, 1999 and their unaudited results for the quarter ended March 31, 2000. The combined amounts have been adjusted to reflect the impact on Warner Chilcott results had the Warner Chilcott transactions (referred to in 4 above) taken place on October 1, 1998.



     No adjustment has been made to recognize income tax expense in relation to Warner Chilcott in preparing the pro forma statements. As of December 31, 1999, Warner Chilcott had net operating loss carryforwards of $62.0 million for U.S. federal income tax purposes and $40.0 million for state income tax purposes. The pro forma financial statements assume that the pre-tax pro forma income would be offset by the utilization of these tax losses. A preliminary calculation of the effect of certain limitations on the use of net operating loss carryforwards as enacted by the United States Tax Reform Act of 1986 indicate that all the net operating losses could be able to be utilized over the carryforward period as the estimated annual limitation is $11,000,000 and the carryforwards do not begin to expire until 2011.


     Once Warner Chilcott's net operating loss carry forwards are fully utilized for financial reporting purposes, Warner Chilcott will be required to recognize income tax expense at the then current effective tax rate.


NOTE 11



     The historical unaudited balance sheet of Warner Chilcott at March 31, 2000 has been translated from U.S. dollars to Pounds sterling using the noon buying rate on March 31, 2000 of U.S.$1.5922 = L1.00.



SUBSEQUENT EVENT



     On July 19, 2000 Warner Chilcott announced that its promotion agreement with Schering-Plough will terminate on September 30, 2000. Revenue earned by Warner Chilcott under the agreement with Schering-Plough accounted for 8% of pro forma turnover for the year ended September 30, 1999 and 9% of pro forma turnover for the six months ended March 31, 2000. Warner Chilcott's costs of generating this revenue were the costs of allocating significant portions of the capacity of its field sales force, marketing and administrative departments. Warner Chilcott intends to use the capacity that will become available after September 30, 2000 to pursue other revenue generating activities, including promotion agreements and the possible acquisition of additional branded products in the women's healthcare segment.

                    COMPARATIVE PER SHARE DATA -- UNAUDITED


     The following tabulation reflects (a) the historical earnings, dividends and book value per share of Galen shares in comparison with pro forma Galen combined results of operations (reflecting the Galen placing and the Bartholomew Rhodes acquisition) and with the pro forma earnings, dividends and book value per share after giving effect to the proposed acquisition of Warner Chilcott and
(b) the historical net (loss)/earnings and book value per share of Warner Chilcott common stock in comparison with pro forma Warner Chilcott combined results of operations (reflecting the results of the products acquired from BMS on February 15, 2000 and the related acquisition adjustments) and with the equivalent pro forma net profit and book value per share attributable to 2.5 shares of Galen ordinary shares which will be received for each share of Warner Chilcott. The information presented in this tabulation should be read in conjunction with the pro forma combined financial statements and the separate financial statements of the respective companies and the notes thereto appearing elsewhere herein.



                                                             YEAR ENDED SEPTEMBER 30, 1999
                       ----------------------------------------------------------------------------------------------------------
                                                                                       PRO FORMA
                                                     PRO FORMA                          WARNER
                           GALEN          GALEN        GALEN      WARNER CHILCOTT      CHILCOTT
                         HISTORICAL     U.S. GAAP     COMBINED      HISTORICAL         COMBINED                   WARNER CHILCOTT
                         U.K. GAAP      YEAR ENDED   RESULTS OF      U.S. GAAP        RESULTS OF      PRO FORMA     EQUIVALENT
                         YEAR ENDED     SEPT. 30,    OPERATIONS     YEAR ENDED        OPERATIONS      COMBINED       PRO FORMA
                       SEPT. 30, 1999      1999      U.S. GAAP     DEC. 31, 1999       U.S. GAAP      U.S. GAAP      U.S. GAAP
                           PENCE          PENCE        PENCE           PENCE             PENCE          PENCE          PENCE
                       --------------   ----------   ----------   ---------------   ---------------   ---------   ---------------
Basic earnings/
  (loss) per ordinary
  share..............       12.0           10.9         8.9            (33.4)            24.2            3.9            9.7
Diluted earnings/
  (loss) per ordinary
  share..............       12.0           10.9         8.9            (33.4)            24.2            3.8            9.5
Dividends declared
  per ordinary
  share..............        1.7            1.7         1.7               --               --            1.7            4.2



                                                  AS OF OR FOR THE SIX MONTHS ENDED MARCH 31, 2000
                               ---------------------------------------------------------------------------------------
                                                         PRO FORMA
                                 GALEN                     GALEN                          PRO FORMA    WARNER CHILCOTT
                               HISTORICAL                 COMBINED        PRO FORMA       COMBINED       EQUIVALENT
                                  U.K.         GALEN     RESULTS OF    WARNER CHILCOTT      U.S.          PRO FORMA
                                  GAAP       U.S. GAAP   OPERATIONS       U.S. GAAP         GAAP          U.S. GAAP
                                 PENCE         PENCE     U.S. GAAP          PENCE           PENCE           PENCE
                               ----------    ---------   ----------    ---------------    ---------    ---------------
Basic earnings per ordinary
  share......................      7.2          6.8          6.8              5.1             3.3             8.3
Diluted earnings per ordinary
  share......................      7.2          6.8          6.8              5.1             3.2             8.0
Dividends declared per
  ordinary share.............      0.7          0.7          0.7               --             0.7             1.7
Book value per ordinary
  share......................     88.4         85.1         85.1            508.7           186.3           465.8



     Earnings per share data for Warner Chilcott for the year ended December 31, 1999 has been translated using the average rate for the year of U.S.$1.6182=L1.00, and for the six months ended March 31, 2000 at U.S.$1.6186=L1.00, the average rate for the period.

                                 CHAPTER THREE

                   INFORMATION ABOUT THE MEETINGS AND VOTING

GENERAL

     The transaction is to be effected principally by means of a scheme of arrangement under Section 201 of the Companies Act, 1963. The scheme will require the approval of the holders of ordinary shares at the court meeting. This meeting is being held at the direction of the High Court of Ireland. The transaction also requires the approval of the holders of ordinary shares at the extraordinary general meeting of the reduction of Warner Chilcott's share capital and certain other matters proposed in or incidental to the scheme.

     This proxy statement is being furnished to holders of ordinary shares, including those represented by ADSs by directions given to the depositary, and holders of deferred shares: (1) for the purposes of soliciting proxies by and on behalf of Warner Chilcott's board of directors for use at the court meeting and the extraordinary general meeting to be held at 10:00 a.m. and 10:15 a.m. respectively, local time (or, in the case of the extraordinary general meeting, as soon thereafter as the court meeting has concluded or been adjourned), on
            , 2000, and at any adjournment thereof and (2) to explain the effect of the scheme and to describe any material interests of the directors of Warner Chilcott, whether as directors, shareholders, creditors or otherwise, and any effects which the scheme will have upon them which are different from the effects which it will have on others affected by the scheme. This proxy statement and the accompanying notices and proxy cards are first being mailed on
or about             , 2000 to holders of ordinary shares, including those
represented by ADRs, whose names appear on Warner Chilcott's register of shareholders at the time of mailing.

     The obligations of Warner Chilcott and Galen to complete the transaction are subject to, among other things, the condition that the shareholders of Warner Chilcott, by the requisite votes thereof, approve the scheme and the other matters to be proposed at the meetings.

     The board of directors is not aware of any matters other than those described in the notices of the meetings transmitted with this proxy statement that may be brought before the meetings.

     Holders of Warner Chilcott's ordinary shares are requested promptly to complete, date, sign and return the accompanying shareholders' proxy cards in the enclosed postage-paid envelope.

     Holders of Warner Chilcott's ordinary shares should not forward any certificates representing ordinary shares with their proxy cards. In the event the transaction is completed, certificates should be delivered in accordance with instructions set forth in a letter of transmittal which will be sent to shareholders promptly after the completion of the transaction.

MATTERS TO BE CONSIDERED AT THE MEETINGS

     The court meeting has been convened to consider and, if thought fit, to approve the scheme.

     The extraordinary general meeting has been convened to consider and, if thought fit, pass a special resolution to approve the reduction of Warner Chilcott's capital and the subsequent creation and issuance by Warner Chilcott of new shares to Galen in accordance with the scheme.

     It is also proposed, as part of the resolution to be considered at the extraordinary general meeting, to amend Warner Chilcott's articles of association to ensure that ordinary shares issued upon the exercise of options or otherwise between the commencement of the court meeting and 5:00 p.m. on the day before the final court order is made will be subject to the scheme. It is also proposed to amend Warner Chilcott's articles of association so that any ordinary shares issued to any person (other than Galen, its subsidiary undertakings or any person on behalf of them) at or after 5:00 p.m. on the day before the final court order is made will be automatically exchanged for ordinary shares of Galen on the same terms as under the scheme. Part (ii) of the resolution set out in the notice of the extraordinary general meeting included in this document seeks shareholder approval for such amendments.

                                      III-1

BOARD RECOMMENDATION OF WARNER CHILCOTT

     The board of directors has determined by a unanimous vote of its disinterested directors and a unanimous vote of all of its directors that the transaction is fair to, and in the best interests of, Warner Chilcott and its shareholders and has approved the transaction and the scheme. Accordingly, the board of directors recommends that shareholders vote in favor of the scheme, the reduction of Warner Chilcott's share capital and the other matters to be proposed at the meetings.

SHAREHOLDERS ENTITLED TO VOTE


     Each holder of record of ordinary shares is entitled to vote either in person or by proxy at the court meeting and will have one vote for each ordinary share held by him. Voting will be by way of a poll.


     Roger Boissonneault and Paul Herendeen, each an executive officer of Warner Chilcott, have entered into employment agreements with Warner Chilcott, Inc. conditional upon completion of the transaction under which they will receive, among other things, options to purchase ordinary shares of Galen. James Andress, an executive officer of Warner Chilcott, has entered into a separation agreement conditional upon completion of the transaction. Accordingly, the interests of the excluded officers, each of whom owns ADRs, differ or may differ from those of other persons owning ordinary shares, or ADRs, and the excluded officers have therefore agreed to instruct the depositary not to exercise the voting rights attaching to the ordinary shares represented by the ADRs owned by them and have agreed to be bound by the scheme in respect of those shares.


     Each holder of record of ordinary shares is entitled to vote in person or by proxy at the extraordinary general meeting. On a show of hands, each shareholder will have one vote, and on a poll each shareholder will have one vote for each ordinary share held by him.


     The holders of deferred shares have agreed separately to be bound by the scheme with respect to those shares.

VOTING SECURITIES

     As of the close of business on May 19, 2000, there were outstanding and entitled to vote an aggregate of 12,400,461 ordinary shares and 30,000 deferred shares of Warner Chilcott.

QUORUM

     The Companies Act 1963 does not specify the quorum for the transaction of business at the court meeting. However, Warner Chilcott has been advised by McCann FitzGerald, its Irish counsel, that, unless the High Court decides that the circumstances justify a different quorum, two holders of record of ordinary shares entitled to vote at the meeting, each appearing in person or by proxy, will constitute a quorum for the transaction of business at the court meeting.

     Three holders of record of ordinary shares, each appearing in person or represented by proxy, holding not less than one-third of the outstanding ordinary shares will constitute a quorum for the transaction of business at the extraordinary general meeting.

VOTES REQUIRED

     In order to complete the transaction, the affirmative vote of shareholders is required at the court meeting and the extraordinary general meeting.

     The scheme must be approved at the court meeting by a majority in number, representing 75% in aggregate par value, of those holders or ordinary shares present and voting in person or by proxy. The custodian for the depositary is the shareholder of record in respect of those ordinary shares represented by ADRs.

                                      III-2

     As of May 19, 2000, executive officers, directors (other than the excluded officers) beneficially owned an aggregate of 325,284 ordinary shares, or approximately 2.62% of the outstanding ordinary shares.

     The resolution to be proposed at the extraordinary general meeting must, in order to be passed, be approved by not less than 75% of the votes cast at the extraordinary general meeting by the holders of ordinary shares. The custodian for the depositary is the shareholder of record in respect of those ordinary shares represented by ADRs.

     Holders of shares that abstain from voting such shares and holders of ADRs that instruct the depositary not to vote the shares represented by ADRs which their ADRs evidence as to a particular matter will not have such shares counted as votes in favor of such matter, and such shares will also not be counted as shares voted on such matter and may not count towards a quorum on such matter. Accordingly, such abstentions will have no effect on the voting on the matters presented for approval by the shareholders at any of the meetings.

NO APPRAISAL RIGHTS

     If the shareholders of Warner Chilcott approve the scheme and the reduction of Warner Chilcott's share capital in accordance with the scheme, and the High Court sanctions the scheme and confirms the reduction of Warner Chilcott's capital, then, subject to the scheme becoming effective in accordance with its terms, each of Warner Chilcott's ordinary shares and deferred shares will be automatically deemed canceled and in consideration therefore holders of those ordinary shares will receive the number of ordinary shares of Galen determined by the per share consideration and holders of the deferred shares will receive one ordinary share of Galen. No holder of any of Warner Chilcott's ordinary shares or deferred shares will have a right under Irish law to dissent or obtain the "full value" of, or otherwise seek a court appraisal of the value of, Warner Chilcott shares.

VOTING; PROXIES; REVOCATION OF PROXIES


     In the case of each meeting, votes may be given either personally or by proxy. In the case of the court meeting, each shareholder present in person or by proxy will be entitled to one vote for each ordinary share held by him. In the case of the extraordinary general meeting, voting will be by way of a show of hands unless a poll is demanded; on a show of hands each holder of ordinary shares present in person or by proxy will have one vote but so that no individual can have more than one vote, and on a poll each holder of ordinary shares will have one vote for each share held by him. We expect that the chairman of the extraordinary general meeting will make a demand for a poll at the meeting. Where there is an equality of votes at the extraordinary general meeting, the chairman of the meeting is entitled to a casting vote in addition to any other vote he may have.


     To be valid, proxy forms for any of the meetings must be deposited not less than 48 hours prior to the time appointed for the holding of that meeting with the Secretary of Warner Chilcott at its registered office, Lincoln House, Lincoln Place, Dublin 2, Ireland, or alternatively, in the case of the court meeting, delivered to the chairman of the court meeting. Any proxy may be revoked at any time by a shareholder before it is voted by:

     - voting in person at the relevant meeting (although mere personal attendance at the relevant meeting will not constitute a revocation of a proxy);


     - delivery of a subsequently dated proxy to the above office, provided that such subsequently dated proxy must be received at the above office not less than 48 hours prior to the time appointed for holding of the relevant meeting or, in the case of the court meeting, delivered to the chairman of the court meeting; or



     - delivery of written revocation of such proxy, provided that such revocation must be received at the above office not less than one hour prior to the time appointed for the holding of the relevant meeting.


     The custodian for the depositary is the shareholder of record in respect of those ordinary shares represented by ADRs. Warner Chilcott has requested the depositary, and the depositary is required pursuant

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


to Warner Chilcott's agreement with the depositary, to mail to all owners of ADRs evidencing ADSs of Warner Chilcott, a notice, the form of which notice will be in the sole discretion of the depositary, containing:


     - the information included in the notice of meeting received by the depositary from Warner Chilcott;

     - a statement that the owners as of the close of business on a specified record date will be entitled, subject to any applicable provision of Irish law and of the memorandum and articles of association of Warner Chilcott, to instruct the depositary as to the exercise of the voting rights, if any, pertaining to the amount of ordinary shares or other deposited securities represented by their respective ADRs; and

     - a statement as to the manner in which such instructions may be given, including an express indication that instructions may be given or deemed given to the depositary to give a discretionary proxy to a person designated by Warner Chilcott, as described in the next paragraph.


     Upon the written request of an owner, received on or before the date established by the depositary for such purpose, the depositary will endeavor, insofar as practicable, to vote or cause to be voted the amount of ordinary shares or other deposited securities represented by the ADRs evidenced by such owner's ADRs in accordance with the nondiscretionary instructions set forth in such request. The depositary will not vote or attempt to exercise the right to vote that attaches to the ordinary shares or other depositary securities, other than in accordance with such instructions received.


SOLICITATION OF PROXIES

     Warner Chilcott will bear the costs of soliciting proxies in the accompanying forms from shareholders. In addition to soliciting proxies by mail, directors, officers and employees of Warner Chilcott, without receiving additional compensation therefor, may solicit proxies by telephone, by telegram or in person. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of ordinary shares (or ADRs) held of record by such persons, and Warner Chilcott will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

                                      III-4

                       DESCRIPTION OF GALEN SHARE CAPITAL


     The following is a summary of provisions contained in the articles of association of Galen, statutory laws of Northern Ireland and the regulations of the U.K. Listing Authority and London Stock Exchange in relation to the rights attaching to the ordinary share capital of Galen.


     This summary is not intended to provide a complete discussion of all matters which will affect the rights of holders of Galen ordinary shares and is qualified in its entirety by reference to the laws of Northern Ireland and other laws and rules referred to in this summary.

SHAREHOLDER MEETINGS

     Under Northern Ireland law, a company must in each year hold a general meeting of its shareholders as its annual general meeting. Any other general meetings are called extraordinary general meetings. Under Northern Ireland law, an extraordinary general meeting of shareholders may be called either by the board of directors whenever they think fit or (notwithstanding any contrary provision in the company's articles of association) by shareholders holding at least 10% of the paid-up share capital of the company carrying the right to vote at general meetings.

     Three types of resolution may be proposed at a general meeting of shareholders of a Northern Ireland company. An ordinary resolution requires the approval of a majority vote of those present and voting at a general meeting of which 14 clear days' notice has been given. An extraordinary resolution requires the approval of a 75% majority vote of those present and voting at a meeting of which 14 clear days' notice has been given. A special resolution requires the approval of a 75% majority vote of those present and voting at a general meeting of which 21 clear days' notice has been given. The term "clear days' notice" means calendar days and excludes the date of mailing, the deemed date of receipt of such notice (which, according to Galen's articles of association, if sent by first class mail means the day following such mailing) and the date of the meeting itself.

     "Extraordinary resolutions" are relatively unusual and are confined to certain matters out of the ordinary course of business such as a proposal to wind up the affairs of the company. Proposals which are the subject of "special resolutions" are proposals to change the name of a company, to reduce its issued share capital, to change the rights of shareholders, to permit the company to issue new shares for cash without applying the shareholders' pre-emptive rights, to amend the company's objects (purpose clause) or its articles of association and to carry out certain other matters where the company's articles of association or the law require a special resolution. All other proposals relating to the ordinary course of the company's business, such as the election of directors, would be the subject of an "ordinary resolution".


     Under Galen's articles, the quorum for a general meeting of shareholders is two shareholders present in person or by proxy and entitled to vote at the meeting. Under its articles, Galen is not required to give notice of general meetings or other matters to a shareholder who has no registered address within the United Kingdom unless that shareholder has supplied Galen with an address within the United Kingdom for that purpose. However, a resolution is to be put to Galen shareholders at an extraordinary general meeting on August 11, 2000 to remove this provision.


VOTING RIGHTS

     The voting rights of shareholders of a Northern Ireland company at general meetings of the company are governed primarily by its articles of association. Under Galen's articles, subject to any special rights or restrictions attaching to any shares, on a show of hands every shareholder present in person has one vote, and on a poll every shareholder present in person or by proxy has one vote for each share held by him. A body corporate which is a shareholder will be deemed present at a general meeting if its authorized representative attends the meeting.

     Under Galen's articles, a resolution put to the vote of a general meeting will be decided on a show of hands unless a poll (which is a vote by the number of shares held rather than by a show of hands) is demanded before or on the declaration of the result of the show of hands. Shareholders have a statutory right to demand a
                                      III-5
poll at a general meeting in certain circumstances. Under Galen's articles, a poll may be demanded at any general meeting by the chairman of the meeting, by at least three shareholders present in person or by proxy and entitled to vote, by a shareholder or shareholders present in person or by proxy and representing not less than 10% of the total voting rights of all the shareholders having the right to vote at the meeting, or by a shareholder or shareholders present in person or by proxy holding shares conferring a right to vote at the meeting, being shares on which an aggregate sum has been paid up equal to not less than 10% of the total sum paid up on all shares conferring that right.

ACTIONS BY WRITTEN CONSENT

     Galen's articles of association provide that a resolution in writing signed by or on behalf of all the shareholders entitled to vote at general meetings will be as effective as if the resolution had been passed at a general meeting of the company.

SOURCE AND PAYMENT OF DIVIDENDS


     Under Northern Ireland law, a company may pay dividends and make certain other permissible distributions of the company's assets on its ordinary shares only out of its distributable profits (namely, its accumulated, realized profit so far as not previously utilised by distribution or capitalization, less accumulated, realized losses so far as not previously written off in a reduction or reorganization of capital) and not out of share capital or share premium (paid-in surplus). In addition, a public company such as Galen may make a distribution at any time only if, at that time and immediately after such distribution, the amount of its net assets is not less than the aggregate of its called-up (namely, its issued and paid-up) share capital and undistributable reserves. Under Galen's articles, subject to applicable law, the shareholders may by ordinary resolution declare dividends in accordance with the respective rights of shareholders, but no dividend may exceed the amount recommended by the board of Galen. In addition, subject to applicable law, if the distributable profits of Galen justify such payments, its board of directors may from time to time pay such interim dividends as the board sees fit. The board may, if previously authorized by an ordinary resolution, offer holders of Galen ordinary shares the right to elect to receive Galen ordinary shares, credited as fully paid, instead of cash in respective of any dividend specified in such authority. All unclaimed dividends may be invested or otherwise made use of for the benefit of Galen until claimed. Dividends unclaimed for a period of twelve years or more after being declared or becoming due for payment will be forfeited and will revert to Galen.


AMENDMENT OF GOVERNING INSTRUMENTS


     Under Northern Ireland law, the provisions of a company's memorandum of association as to its name and its objects (namely, its purposes) and any of the provisions of its articles of association (subject to any limitations in its memorandum) may be amended by a special resolution, although certain alterations of its share capital may be effected by ordinary resolution. In the case of an amendment made to a company's objects, the holders of at least 15% of the company's issued shares who did not vote in favour of the amendment may apply to the court for the cancellation of the amendment.



     Under Northern Ireland law, where a company has more than one class of shares, amendments of its memorandum or articles of association which affect the rights of the holders of any class of shares may, depending on the rights attaching to that class and the nature of the amendments, also require approval of an extraordinary resolution passed at a separate general meeting of the shareholders of that class, although an amendment so approved will be subject to confirmation by the court if the holders of at least 15 % of the shares of that class apply to the court for the cancellation of the amendment.


PRE-EMPTIVE RIGHTS

     Under Northern Ireland law, the issue for cash of equity securities -- this means (i) shares which with respect to dividends or capital carry a right to participate beyond a specified amount or (ii) rights to subscribe for, or to convert securities into, such shares -- must be offered in the first instance to the existing holders of

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


such shares in proportion to the respective nominal values of their holdings, unless a special resolution to the contrary has been passed at a general meeting of shareholders. As is the custom of many United Kingdom companies listed on the London Stock Exchange, at its annual general meeting each year Galen proposes a resolution to authorise its board of directors, until its next annual general meeting, to allot equity securities for cash up to a certain aggregate nominal value otherwise than pro rata to its existing shareholders. On February 22, 2000, the shareholders of Galen passed such a resolution to authorise the board of directors to exercise the powers of the company to allot equity securities up to an aggregate nominal value of L636,333 or by way of rights. This authorization expires on February 21, 2005. Resolutions will be put to Galen shareholders at an extraordinary general meeting to be held on August 11, 2000 to increase this amount to cover an issue or offer by way of rights, any allotments of equity securities pursuant to an employee share scheme or incentive scheme (including Galen's new 2000 U.S. Option Scheme), any allotment up to an aggregate nominal value equal to 5% of the issued share capital of Galen and an additional nominal amount of L37,500. This authorization will expire on August 11, 2005.


RIGHTS OF INSPECTION

     Except when closed in accordance with Northern Ireland law, the register of shareholders and index of names of shareholders of a Northern Ireland public company may be inspected during business hours by its shareholders without charge and by other persons upon payment of a charge, and copies may be obtained on payment of a charge. The shareholders of a Northern Ireland public company may, without charge, also inspect during business hours the minutes of meetings of the shareholders and obtain copies upon payment of a charge. The published annual accounts of a Northern Ireland company are required to be laid before the shareholders in general meeting and a shareholder is entitled to a copy of such accounts. However, a listed public company is entitled, in certain circumstances, to send to those of its shareholders not wising to receive full accounts summary financial statements in lieu of such full accounts. The shareholders are not entitled to inspect the accounting records of a company or the minutes of meetings of directors.


     Certain other registers required to be kept by a Northern Ireland company are open to public inspection during business hours, including the register of directors and secretaries, the register of director's interests in shares and debentures, the register of charges, the register of debenture holders and the register of interests in shares. Service contracts of directors of the company, which have an unexpired term of at least twelve months or which cannot be terminated by the company within twelve months without payment of compensation, must be available for inspection by members during business hours. Rights of inspection during business hours mean that the company must make the register, index or document available for inspection for not less than two hours during the period between 9:00 a.m. and 5:00 p.m. on each business day. The rules of the U.K. Listing Authority require the service contracts of directors to be open for inspection at certain times for periods longer than two hours.


BOARD OF DIRECTORS

     Under Northern Ireland law, a public company must have at least two directors. Under Galen's articles, subject to variation by ordinary resolution the number of its directors must not be less than two or more than ten. The Galen articles provide that one third of the directors or, if their number is three or a multiple of three, then the number nearest to but not exceeding one third, shall retire from office at each annual general meeting of Galen. Any director retiring by rotation or otherwise will be eligible for re-election. Subject to the articles, the company by ordinary resolution or the board may at any time appoint a person to be a director, either to fill a casual vacancy or as an additional director; a director so appointed by the board will hold office only until the next annual general meeting and will not be taken into account in determining the directors who are to retire by rotation at that meeting. No person other than a director retiring at the meeting will, unless recommended by the board, be eligible for appointment as a director at any general meeting unless not less than seven nor more than forty-two days before the meeting a notice, signed by a shareholder, of his intention to propose that person for appointment, and also a notice signed by that person of his willingness to be appointed, have been delivered to Galen's registered office.

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

REMOVAL OF DIRECTORS

     Shareholders of a Northern Ireland company have a statutory right to remove a director by ordinary resolution of which special notice (28 clear days) has been given to the company, irrespective of the provisions of the company's articles of association. Such removal would be without prejudice to any claim such director might have for damages for breach of any contract of service between him and the company. Under Galen's articles, a director may be removed from office in a number of circumstances, including where his resignation is requested by at least 75% of the other directors.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Northern Ireland law does not permit a company to indemnify a director or an officer of the company or any person employed by the company as auditor against any liability which by virtue of any rule of law would otherwise attach to him in respect of negligence, default, breach of duty or breach of trust in relation to the company, except liability incurred by such director, officer or auditor in defending any legal proceedings (whether civil or criminal) in which judgment is given in his favour or in which he is acquitted or in certain incidences where, although he is liable, the court finds that such director, officer or auditor acted honestly and reasonably and that having regard to all the circumstances he ought fairly to be excused and relief is granted by the court. Galen's articles provide that directors and officers of Galen will be entitled to indemnification in respect of those liabilities.

RIGHTS OF REDEMPTION AND PURCHASE

     Under Northern Ireland law, a company may issue redeemable shares if authorized by its articles of association. Such shares may be redeemed only if fully paid and, in the case of public company, only out of distributable profits or the proceeds of a new issue of shares made for the purpose of the redemption. Except as mentioned below, any premium payable on redemption must be paid out of distributable profits of the company. Any amount payable on redemption of any redeemable shares in excess of their par value may be paid out of the proceeds of a fresh issue of shares up to an amount equal to whichever is the lesser of the aggregate of the premiums received by the company on the issue of those shares and the amount of the company's share premium account as at the time of the redemption, including any sum transferred to that account in respect of premiums on the new issue. Where redeemable shares are redeemed wholly out of distributable profits, the amount by which the par value of the company's issued share capital is diminished must be transferred to a reserve known as the capital redemption reserve, which is generally treated as paid-up share capital. Where shares are redeemed wholly or partly out of the proceeds of a new issue of shares and the aggregate amount of the those proceeds is less than the aggregate nominal value of the shares redeemed, the amount of that difference must be transferred to the capital redemption reserve. Shares redeemed are treated as canceled on redemption.


     Under Northern Ireland law, a company may purchase its own shares, including any redeemable shares, if authorized by its articles of association and provided that the purchase has been previously approved by an ordinary resolution in the case of an on-market purchase or a special resolution in other cases. The above rules relating to redemption of redeemable shares apply also to purchases by a company of its own shares. Galen's articles authorise it to issue redeemable shares and to purchase its own shares. The London Stock Exchange, on which the Galen ordinary shares are listed, requires that purchases within a period of twelve months of 15% or more of a Company's share capital must be made by way of a tender or partial offer to all shareholders and in the case of a tender offer, at a stated maximum price or a fixed price. Notice of a tender offer must be given by advertising in two United Kingdom national newspapers at least 7 days before the offer closes. Purchases below the 15% threshold may be made through the market in the ordinary way at a price not more than 5% above the average of the market values of the shares for the 5 trading days before the purchase or by way of an off-market purchase negotiated with one or more shareholders.


     At the last annual general meeting of Galen held on February 22, 2000 shareholders authorised the company to make market purchases of its own shares up to a maximum aggregate nominal value of

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

L19,089,997 or, if less, 15% of the company's issued share capital. This authorisation expires on the earlier conclusion of Galen's annual general meeting to be held in respect of fiscal 2000 and May 22, 2001.

SHAREHOLDERS' VOTES ON CERTAIN MERGERS, ACQUISITIONS AND OTHER TRANSACTIONS


     In the case of a company such as Galen whose shares are listed on the London Stock Exchange, shareholder approval will usually be required under the listing rules of the U.K. Listing Authority for an acquisition or disposal by it, if the net assets of the company or business to be acquired or disposed of represent 25% or more of its net asset value or 25% or more of its value on the basis of any of the other criteria prescribed by those rules. Where the size of the acquisition or disposal falls below that level, certain information may nevertheless be required to be published or circulated to shareholders. Under those rules, shareholder approval may also be required for an acquisition or disposal of assets between a listed company and certain parties including (i) directors of the company or its subsidiaries, (ii) persons entitled to exercise 10% or more of the voting rights at general meetings of the company or of its holding company or of any subsidiary of its holding company or (iii) any associate of the persons at (i) or (ii). Such persons will not be permitted to vote at the relevant general meeting.



     Northern Ireland law provides for schemes of arrangement, which are arrangements or compromises between a company and any class of its shareholders (or any class of its creditors) and used for certain types of mergers, amalgamations or reconstructions. They require the approval at a special meeting of the company of a majority in number, representing 75% in value, of the shareholders of the relevant class voting at the meeting either in person or by proxy, and also the sanction of the court. Once so approved and sanctioned, all shareholders of the relevant class are bound by the terms of the scheme; a dissenting shareholder would have no rights comparable to the dissenters' rights described below.


     Under another procedure authorized by Northern Ireland law, one public company may acquire all the assets and liabilities of another public company in exchange for the issue of shares to the shareholders in the acquired company which will subsequently be dissolved. This procedure requires the approval of a special resolution of each company and the sanction of the court. In this case, a shareholder in either company who votes against the relevant special resolution will have dissenters' rights and may require the acquiring company to acquire his shares for cash.

     In the United Kingdom, acquisitions of companies are commonly effected by way of a "takeover bid", meaning an offer addressed to the shareholders of a company to acquire, for cash or securities, shares of that company with a view to giving the offeror voting control of the company. Under Northern Ireland law, where a takeover offer is made for the shares of a company incorporated in Northern Ireland and, within four months after the date of the offer the offeror has acquired or contracted to acquire at least 90% in value of the shares to which the offer relates (excluding the shares held on the date of the offer by the offeror), the offeror may, before the expiry of 6 months from the date of the offer, by notice require shareholders who have not accepted the offer to transfer their shares on the terms of the offer. A dissenting shareholder may apply to the court within 6 weeks after the date of that notice objecting to the transfer or its proposed terms. The court is unlikely (in the absence of fraud or oppression) to exercise its discretion to order that the transfer should not take effect, but it may specify such terms for the transfer as it thinks fit. A minority shareholder is also entitled in these circumstances to require the offeror to acquire his shares on the terms of the offer.

REGULATION OF TAKEOVERS


     Takeovers of public companies such as Galen which are incorporated in the United Kingdom are regulated by the City Code on Takeovers and Mergers, consisting of non-statutory rules not enforceable at law which are administered by the Panel on Takeovers and Mergers, a body comprising representatives of certain City of London financial and professional institutions which oversees the conduct of such takeovers. One of the provisions of the City Code is to the effect that (i) when any person acquires, whether by a series of transactions over a period of time or not, shares which (taken together with shares held or acquired by persons acting in concert with him) carry 30% or more of the voting rights of the public company or (ii) when any person, together with persons acting in concert with him, holds not less than 30% but not more than 50% of the


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


voting rights and such person, or any person acting in concert with him, acquires in any period of 12 months additional shares carrying voting rights, that person must, unless the Panel agrees otherwise, make an offer for all of the equity shares of the company (whether voting or non-voting) for cash, or for a non-cash consideration accompanied by a cash alternative, at not less than the highest price paid for the relevant shares by that person or persons acting in concert with him during the 12 months preceding the offer.


RIGHTS OF APPRAISAL

     Northern Ireland law does not provide generally for appraisal rights. However, dissenting shareholders are entitled to make application to the court in the circumstances described under "Shareholders' Votes on Certain Mergers, Acquisitions and Other Transactions" above.

SHAREHOLDER SUITS

     Under Northern Ireland law, a shareholder of a company generally has no right to sue in the name of the company; when a wrong has been done to or against the company, the proper plaintiff is normally the company itself. There are exceptions in the case of fraud on minority shareholders or where the act complained of is illegal or ultra vires. Northern Ireland law permits an individual shareholder to apply for a court order where the company's affairs are being or have been conducted in a manner unfairly prejudicial to the interest of one or more of the shareholders (including himself) or when any actual or proposed act or omission of the company is or would be so prejudicial. When granting relief a court has wide discretion and may authorise civil proceedings to be brought in the name of the company by a shareholder on such terms as the court may direct. Except in these limited respects, Northern Ireland law does not permit class action law suits by shareholders on behalf of the company or on behalf of other shareholders.

DISCLOSURE OF INTERESTS

     Under Northern Ireland law, a person (including a company and other legal entities) who acquires an interest or becomes aware that he has acquired an interest of 3% or more of any class of shares comprised in a public company's "relevant share capital" (which, for these purposes, means that company's issued share capital carrying rights to vote in all circumstances at general meetings of the company) is obliged to notify that company of his interest within two business days (that is, excluding Saturdays, Sundays or bank holidays in Northern Ireland) after becoming so interested or so aware. Thereafter any changes in such interest of at least 1% calculated as required by the legislation or which reduce such interest below 3% must be notified to the company. The Galen ordinary shares are "relevant share capital" for this purpose. Failure to comply with any of these notification obligations will be a criminal offence, and the Department of Enterprise, Trade and Investment in Northern Ireland may impose in respect of the relevant shares restrictions of the type referred to in the last paragraph of this section.


     In addition, Northern Ireland law provides that a public company may by notice in writing (an "Article 220 Notice") require a person whom the company knows or has reasonable cause to believe to be, or to have been at any time during the three years immediately preceding the date on which the notice is issued, interested in shares comprised in the company's "relevant share capital" to confirm that fact or (as the case may be) to indicate whether or not that is the case, and, where he holds or has during the relevant time held an interest in such shares, to give such further information as may be required relating to his interest and any other interest in the shares of which he is aware. The disclosure must be made within such reasonable period as may be specified in the relevant notice (which may, depending on the circumstances, be as short as one or two days). For the purposes of the above obligations, the interest of a person in shares means any kind of interest in shares, including interests in any shares (i) in which his spouse, or his child or stepchild under the age of 18 is interested, (ii) in which a corporate body is interested if either (a) that corporate body is or its directors are accustomed to act in accordance with that person's directions or instructions or (b) that person controls one-third or more of the voting power of that corporate body or (iii) in which another party is interested in shares if that person and that other party are parties to a "concert party" agreement under the relevant legislation (being an agreement which provides for one or more parties to it to acquire interests in shares of a particular public company, which imposes obligations or restrictions on any one or more of the

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parties as to the use, retention or disposal of such interests acquired pursuant to such agreement) and any interest in the company's shares is in fact acquired by any of the parties pursuant to the agreement. The holding of a Galen ADR evidencing a Galen ADS would generally constitute an interest in the underlying Galen ordinary share capital.

     Where an Article 220 notice is served by a company on a person who is or was interested in shares of the company and that person fails to give the company any information required by the notice within the time specified in the notice, the company may apply to the court for an order directing that the shares in question be subject to restrictions prohibiting, amongst other things, any transfer of those shares, the exercise of voting rights in respect of such shares, the issue of further shares in respect of such shares and, other than in a liquidation, payments, including dividends, in respect of such shares. A person who fails to fulfil the obligations described above will commit a criminal offence. In addition, in the event of any such failure, under its articles of association Galen may, without application to the court, prohibit the exercise of voting rights in respect of such shares, may refuse to register any transfer of such shares and may retain any dividend or other money held by Galen in respect of those shares.


LISTING REQUIREMENTS OF THE U.K. LISTING AUTHORITY



     In addition to Northern Ireland company legislation and the provisions of its articles of association, Galen is subject to the listing rules made by the U.K. Listing Authority under section 142 of the U.K. Financial Services Act 1986 and in particular to the continuing obligations under those rules. These rules (already referred to under "Shareholders' Votes on Certain Mergers, Acquisitions and Other Transactions" above) require a company listed on a relevant investment exchange (which expression includes the London Stock Exchange), to notify the U.K. Listing Authority without delay (a) of any major new developments in that company's sphere of activity which are not public knowledge and which may lead to a substantial movement in the price of its listed securities or, in the case of a company with debt securities, may significantly affect its ability to meet its commitments; and (b) of all relevant information which is not public knowledge concerning a change in the company's financial condition, the performance of its business or the company's expectation as to its performance, which, if made public, would be likely to lead to a substantial movement in the price of its listed securities. The Admissions Standards of the London Stock Exchange have similar provisions which require the company to make a simultaneous notification of such matters to the London Stock Exchange. The listed company must ensure equality of treatment for all shareholders who are in the same position and, where its securities are listed on more than one stock exchange, must ensure that equivalent information is made available to the market on each exchange on which its securities are listed. The listing rules also oblige listed companies to send certain information to shareholders, including details in relation to certain acquisitions, disposals, takeovers, mergers and offers made by or in respect of the company.



     In addition to the above requirements, a company is required to inform the U.K. Listing Authority of certain notifications received by the company concerning persons holding an interest of 3% or more of the company's share capital, any changes in its board of directors, any purchase or redemption by the company of its own shares, any changes in directors' interests in the shares or debentures of the company, and any changes in the capital structure of the company. The Admissions Standards of the London Stock Exchange have similar provisions which require the company to make a simultaneous notification of such matters to the London Stock Exchange.


                                     III-11

             COMPARISON OF WARNER CHILCOTT/GALEN SHAREHOLDER RIGHTS

     As a result of the transaction, holders of ordinary shares of Warner Chilcott, a public limited company incorporated in the Republic of Ireland, will receive ordinary shares of Galen, a public limited company incorporated in Northern Ireland. The following is a summary of material differences between the rights of holders of Galen ordinary shares and the rights of holders of Warner Chilcott ordinary shares which arise from differences between the corporate laws of Northern Ireland and those of the Republic of Ireland as well as from differences between the governing instruments of the two companies, namely, Galen's memorandum and articles of association and Warner Chilcott's memorandum and articles of association.


     This summary, which should be read in conjunction with "Description of Galen Share Capital" above, is not intended to be complete and is qualified in its entirety by reference to the laws of Northern Ireland and of the Republic of Ireland (and other laws or rules referred to herein), Galen's memorandum and articles of association and Warner Chilcott's memorandum and articles of association.


SHAREHOLDER MEETINGS


     The position under Irish law and Warner Chilcott's articles of association on general meetings of shareholders and types of shareholder resolutions is substantially similar to that described under "Description of Galen Share Capital" above, except that under Irish law the concept of an "extraordinary resolution" does not exist and under Warner Chilcott's articles the quorum required for a general meeting is three shareholders present in person or by proxy being holders of not less than one-third of the issued ordinary shares, and Warner Chilcott is required to give notices of meetings and other matters to all shareholders, wherever their registered addresses.


VOTING RIGHTS


     The position on shareholders' voting rights under Irish law and Warner Chilcott's articles of association is substantially similar to that described under "Description of Galen Share Capital" above, except that in Ireland proxies have a statutory right to vote on a show of hands as well as on a poll, and, under Warner Chilcott's articles, any shareholder present in person or by proxy and having the right to vote at a meeting may demand a poll.


ACTIONS BY WRITTEN CONSENT

     Under both Northern Ireland law and Irish law, a company's articles of association may provide that a resolution in writing signed by or on behalf of all the shareholders entitled to vote at general meetings will be as effective as if the resolution had been passed at a general meeting of the company. Unlike Warner Chilcott's articles, Galen's articles contain such provision.

SOURCE AND PAYMENT OF DIVIDENDS


     The position under Irish law and Warner Chilcott's articles in relation to payment and source of dividends is substantially similar to that described under "Description of Galen Share Capital" above.


AMENDMENT OF GOVERNING INSTRUMENTS


     Under Northern Ireland law, the provisions of a company's memorandum of association as to its name and its objects (namely, its purposes) and any of the provisions of its articles of association (subject to any limitations in its memorandum) may be amended by a special resolution, although certain alterations of its share capital may be effected by ordinary resolution. In the case of an amendment made to a company's objects, the holders of at least 15% of the company's issued shares who did not vote in favour of the amendment may apply to the court for the cancellation of the amendment. The position under Irish law is similar except that in the case of an amendment to the objects of a company, the holders of at least 10% of the company's issued share capital are entitled to apply to the court for the cancellation of the amendment.


                                     III-12

     Under Northern Ireland law, where a company has more than one class of shares, amendments of its memorandum or articles of association which affect the rights of the holders of any class of shares may, depending on the rights attaching to that class and the nature of the amendments, also require approval of an extraordinary resolution passed at a separate general meeting of the shareholders of that class, although an amendment so approved will be subject to confirmation by the court if the holders of at least 15 % of the shares of that class apply to the court for the cancellation of the amendment. The position under Irish law is similar, except that the approval required at such a separate general meeting of the shareholders of the class in question would be by special resolution, and the holders of at least 10% of the shares of that class would be entitled to apply to the court for cancellation of an amendment so approved.


PRE-EMPTIVE RIGHTS


     The position under Irish law concerning pre-emption rights of shareholders is substantially similar to that set out in "Description of Galen Share Capital" above. As Warner Chilcott shares have not been listed on the London Stock Exchange or the Irish Stock Exchange, Warner Chilcott has customarily at its annual general meeting each year proposed a resolution to disapply pre-emptive rights in respect of all allotments of equity securities that may be made prior to the next annual general meeting.


RIGHTS OF INSPECTION


     The position under Irish law in relation to entitlement to financial statements and inspection of registers and directors' service agreements is substantially similar to that described in "Description of Galen Share Capital" above. However, Irish law does not entitle a company to send summary financial statements instead of full accounts to any shareholder. The obligation under Irish law to make directors' service contracts available for inspection applies only to contracts which have an unexpired term of at least three years or which cannot be terminated by the company within the next three years without payment of compensation.


BOARD OF DIRECTORS


     The position under Irish law and Warner Chilcott's articles on the board of directors and the appointment and retirement of directors is substantially similar to that described in "Description of Galen Share Capital" above, except that under those articles the maximum number of directors is twelve.


REMOVAL OF DIRECTORS


     The position on the removal of directors under Irish law and Warner Chilcott's articles is similar to that described in "Description of Galen Share Capital" above, except that under those articles a request made to a director by the other directors that he resign would, in order to be effective, have to be made by all of them.


INDEMNIFICATION OF DIRECTORS AND OFFICERS


     The position under Irish law and Warner Chilcott's articles is substantially similar to that set out in "Description of Galen Share Capital" above.


RIGHTS OF REDEMPTION AND PURCHASE


     Under Irish law and Warner Chilcott's articles, the position regarding the issue by a company of redeemable shares and the purchase of its own shares is substantially the same in relation to "Rights of Redemption and Purchase" as set out in "Description of Galen Share Capital", except that shares redeemed or purchased out of distributable profit may, instead of being canceled immediately, be kept as treasury shares which the company may subsequently re-issue or cancel. Warner Chilcott has never issued redeemable shares or purchased its own shares, and would be entitled to make on-market purchases of its own shares only if its shares were listed on the Irish Stock Exchange.


                                     III-13

SHAREHOLDERS' VOTES ON CERTAIN MERGERS, ACQUISITIONS AND OTHER TRANSACTIONS


     The position under Irish law on the matters referred to in the section headed "Shareholders' Votes on Certain Mergers, Acquisitions and Other Transactions" in "Description of Galen Share Capital" is substantially similar, except that in a takeover bid for an Irish company the offeror will become entitled to issue compulsory acquisition notices to the dissenting shareholders upon acquiring at least 80% in value of the shares to which the offer relates.


REGULATION OF TAKEOVERS

     Takeovers of public companies such as Galen which are incorporated in the United Kingdom are regulated by the City Code on Takeovers and Mergers, consisting of non-statutory rules not enforceable at law which are administered by the Panel on Takeovers and Mergers, a body comprising representatives of certain City of London financial and professional institutions which oversees the conduct of such takeovers.

     Takeovers of Irish public companies whose shares are listed on the Irish Stock Exchange are supervised by the Irish Takeover Panel pursuant to the Irish Takeover Panel Act, 1997 by reference to certain statutory principles and certain statutory rules similar to the principles and rules contained in the City Code. As Warner Chilcott's shares are not listed on the Irish Stock Exchange, a takeover of Warner Chilcott is not subject to supervision by the Irish Takeover Panel.

SHAREHOLDER SUITS


     The position under Irish law in relation to the above matters is substantially similar to that set out in the section headed "Shareholder Suits" in "Description of Galen Share Capital".


DISCLOSURE OF INTERESTS


     The position under Irish law on the matters referred to in the section headed "Disclosure of Interests" in "Description of Galen Share Capital" is substantially similar, except that an interest of 5%, rather than 3%, is the threshold level for disclosure, disclosure must be made within five rather than two business days, and a person who fails to make due disclosure will automatically become unable to enforce by legal action any right or interest in respect of the relevant shares. The Warner Chilcott articles of association do not contain any additional provisions relating to such disclosure.


                                     III-14

                       DESCRIPTION OF GALEN ADSs AND ADRs


     The following is a summary of material provisions of the deposit agreement to be entered into by Warner Chilcott, Galen and The Bank of New York, as depositary, the registered holders of ADRs and the owners of a beneficial interest in book-entry ADRs pursuant to which the ADSs are to be issued.



     This summary is not complete and is subject to and qualified in its entirety by reference to the deposit agreement, including the form of ADR, both of which will be filed as exhibits to the Form F-6. Terms used in this section and not otherwise defined have the meanings set forth in the deposit agreement. Copies of the deposit agreement and the Memorandum and Articles of Association of Galen are available for inspection at the Corporate Trust Office of the depositary, currently located at 101 Barclay Street, New York, New York, 10286.



AMERICAN DEPOSITARY SHARES AND AMERICAN DEPOSITARY RECEIPTS


     ADRs evidencing ADSs are issuable by the depositary pursuant to the deposit agreement. Each ADS will represent four ordinary shares or evidence the right to receive four ordinary shares and any and all other securities, cash and property received by the depositary or the custodian in respect thereof and at such time held under the deposit agreement (together, "deposited securities"). Only persons in whose names ADRs are registered on the books of the depositary will be treated by the depositary and Galen as registered holders of ADRs.

DEPOSIT, TRANSFER AND WITHDRAWAL


     The depositary has agreed, subject to the terms and conditions of the deposit agreement, that upon delivery to the custodian of ordinary shares, or evidence of rights to receive ordinary shares accompanied by any of the appropriate instruments of transfer, or endorsement, in a form satisfactory to the custodian, the depositary will, upon payment of the fees, charges and taxes provided in the deposit agreement, execute and deliver at its corporate trust office to, or upon the written order of, the person or persons named in the notice of the custodian delivered to the depositary or requested by the person depositing such ordinary shares with the depositary, an ADR or ADRs, registered in the name or names of such person or persons, and evidencing any authorized number of ADSs requested by such person or persons.



     Upon surrender at the corporate trust office of the depositary of an ADR for the purpose of withdrawal of the deposited securities represented by the ADSs evidenced by the ADR, and upon payment of the fees of the depositary for the surrender of ADRs, governmental charges and taxes payable in connection with such surrender and withdrawal of the Deposited Securities, as provided in the deposit agreement, and subject to the terms and conditions of the deposit agreement, the registered holder of the ADRs will be entitled to delivery, to him or upon his order, of the amount of deposited securities or evidence of ownership of and title to the deposited securities at the time represented by the ADS or ADSs evidenced by such ADR. The forwarding of share certificates, other securities, property, cash and other document of title for such delivery will be at the risk and expense of the registered holder.



     No ordinary share will be accepted for deposit unless accompanied by evidence satisfactory to the depositary that any necessary approval has been granted by any governmental body in the United Kingdom, if any, which is then performing the function of the regulation of currency exchange.



     Subject to the terms and conditions of the deposit agreement and any limitations established by the depositary, the depositary may execute and deliver ADRs prior to the receipt of ordinary shares, known as a pre-release, and deliver ordinary shares upon the receipt and cancellation of ADRs which have been pre-released whether or not such cancellation is prior to the termination of such pre-release or the depositary knows such ADR has been pre-released. A pre-release is closed out as soon as the underlying shares are


                                     III-15
delivered to the depositary. The depositary may receive ADRs instead of shares to close out a pre-release. Each pre-release must be:



          (1) preceded or accompanied by a written representation from the person to whom the ADRs or ordinary shares are to be delivered that such person, or its customer, owns the ordinary shares or ADRs to be remitted, as the case may be;



          (2) at all times fully collateralized with cash, U.S. government securities or such other collateral as the depositary determines, in good faith, will provide substantially similar liquidity and security;



          (3) terminable by the depositary on not more than five (5) business days' notice; and



          (4) subject to such further indemnities and credit regulations as the depositary deems appropriate. In addition, the depositary will limit the number of ADRs that may be outstanding at any time as a result of pre-release, although the depositary may disregard the limit from time to time if it thinks it is appropriate to do so.


DIVIDENDS, OTHER DISTRIBUTIONS AND RIGHTS

     Subject to any restrictions imposed by the law of the United Kingdom, regulations or applicable permits, the depositary or the custodian is required, whenever the depositary or the custodian shall receive any cash dividend or other cash distribution to convert or cause to be converted into dollars, to the extent that in its judgment it can do so on a reasonable basis and can transfer the resulting dollars to the United States, all cash dividends and other cash distributions denominated in a currency other than dollars, including pounds sterling, that it receives in respect of the deposited securities, and to distribute, as promptly as practicable, the resulting dollar amount net of reasonable and customary expenses incurred by the depositary in converting such foreign currency, to the owners entitled thereto, in proportion to the number of ADSs representing such deposited securities evidenced by ADRs held by them.


     If the depositary determines that in its judgment any foreign currency received by the depositary or the custodian cannot be converted on a reasonable basis into dollars transferable to the United States, or if any approval or license of any government or agency thereof which is required for such conversion is denied or in the opinion of the depositary is not obtainable, or if any such approval or license is not obtained within a reasonable period as determined by the depositary, the depositary may distribute the foreign currency (or any appropriate document evidencing the right to receive such foreign currency) received by the depositary, or in its discretion may hold such foreign currency uninvested and without liability for interest thereon for the respective accounts of, the registered holders of ADRs entitled to receive the same. If any such conversion of foreign currency, in whole or in part, cannot be effected for distribution to some of the registered holders of ADRs entitled thereto, the depositary may in its discretion make such conversion and distribution in dollars to the extent permissible to the owners entitled thereto, and may distribute the balance of the foreign currency received by the depositary to, or hold such balance uninvested and without liability for interest thereon for, the respective accounts of, the registered holders of ADRs entitled thereto.



     If Galen declares a dividend in, or free distribution of, ordinary shares, the depositary may distribute to the registered holders of outstanding ADRs entitled thereto, in proportion to the number of ADSs evidenced by the deposited securities held by them, respectively, additional ADRs evidencing an aggregate number of ADSs that represents the amount of ordinary shares received as such dividend or free distribution, subject to the terms and conditions of the deposit agreement with respect to the deposit of ordinary shares and the issuance of ADSs evidenced by ADRs, including the withholding of any tax or other governmental charge and the payment of fees of the depositary. The depositary may withhold any such distribution of ADRs if it has not received satisfactory assurances from Galen that such distribution does not require registration under the Securities Act or is exempt from registration thereunder. In lieu of delivering ADRs for fractional ADSs in any such case, the depositary will sell the amount of ordinary shares represented by the aggregate of such fractions and distribute the net proceeds in accordance with the deposit agreement. If additional ADRs are not so distributed, each ADS will then represent the additional ordinary shares distributed upon the deposited securities represented thereby.


                                     III-16

     If Galen offers or causes to be offered to the holders of any deposited securities any rights to subscribe for additional ordinary shares or any rights of any other nature, the depositary will have discretion as to the procedure to be followed in making such rights available to any registered holder of ADRs or in disposing of such rights for the benefit of any registered holder of ADRs and making the net proceeds available to such registered holder or, if by the terms of such rights offering or for any other reason, the depositary may not either make such rights available to any registered holders of ADRs or dispose of such rights and make the net proceeds available to such registered holders, then the depositary shall allow the rights to lapse; provided, however, if at the time of the offering of any rights the depositary determines in its discretion, that it is lawful and feasible to make such rights available to all or certain registered holders but not to other registered holders, the depositary may distribute to any registered holder to whom it determines the distribution to be lawful and feasible, in proportion to the number of ADSs held by such registered holder, warrants or other instruments in such form as it deems appropriate. If the depositary determines in its discretion that it is not lawful and feasible to make such rights available to all or certain registered holders, it may sell the rights, warrants or other instruments in proportion to the number of ADSs held by the registered holders to whom it has determined it may not lawfully or feasibly make such rights available, and allocate the net proceeds of such sales (net of the fees of the depositary and all taxes and governmental charges payable in connection with such rights and subject to the terms and conditions of the deposit agreement) for the account of such registered holders otherwise entitled to such rights, warrants or other instruments, upon an averaged or other practical basis without regard to any distinctions among such registered holders because of exchange restrictions or the date of delivery of any ADR or otherwise. The depositary will not be responsible for any failure to determine that it may be lawful or feasible to make such rights available to registered holders in general or any registered holder or registered holders in particular.



     In circumstances in which rights would not otherwise be distributed, if a registered holder of ADRs requests the distribution of warrants or other instruments in order to exercise the rights allocable to the ADSs of such a registered holder, the depositary will make such rights available to such a registered holder upon written notice from Galen to the depositary that:


          (1) Galen has elected in its sole discretion to permit such rights to be exercised; and

          (2) such a registered holder has executed such documents as Galen has determined in its sole discretion are required under applicable law.


     If the depositary has distributed warrants or other instruments for rights to all or certain registered holders, then upon:



          (1) instruction from such registered holder pursuant to such warrants or other instruments to the depositary from such registered holders to exercise such rights;


          (2) payment by such registered holder to the depositary for the account of such a registered holder of an amount equal to the purchase price of the ordinary shares to be received in exercise of the rights; and

          (3) payment of the fees and expenses of the depositary as provided in the deposit agreement and any other charges as set forth in such warrants or other instruments,


the depositary will, on behalf of such registered holder, exercise the rights and purchase the ordinary shares, and Galen shall cause the ordinary shares so purchased to be delivered to the depositary on behalf of such registered holder.


     As agent for such registered holder, the depositary will cause the ordinary shares so purchased to be deposited, and will execute and deliver ADRs to such registered holder, pursuant to the deposit agreement.

     The depositary will not offer rights to registered holders unless both the rights and the securities to which such rights relate are either exempt from registration under the Securities Act with respect to a distribution to all registered holders or are so registered thereunder; provided, that nothing in the deposit agreement will create any obligation on the part of Galen to file a registration statement with respect to such rights or underlying securities or to endeavor to have such a registration statement declared effective. If a registered
                                     III-17
holder of ADRs requests the distribution of warrants or other instruments, notwithstanding that there has been no such registration under the Securities Act, the depositary will not effect such distribution unless it has received an opinion from legal counsel for Galen in the United States reasonably acceptable to the depositary upon which the depositary may rely that such distribution to such registered holder is exempt from such registration. The depositary will not be responsible for any failure to determine that it may be lawful or feasible to make such rights available to registered holders in general or any registered holder in particular.



     Whenever the depositary or the custodian receives any distribution other than cash, ordinary shares or rights in respect of the deposited securities, the depositary will cause the securities or property received by it to be distributed to the registered holders entitled thereto, after deduction or upon payment of any fees and expenses of the depositary or any taxes or other governmental charges, in proportion to their holdings, respectively, in any manner that the depositary may deem equitable and practicable for accomplishing such distribution; provided, however, that if in the opinion of the depositary such distribution cannot be made proportionately among the registered holders entitled thereto, or if for any other reason, including, but not limited to, any requirement that Galen or the depositary withhold an amount on account of taxes or other governmental charges or that such securities must be registered under the Securities Act in order to be distributed to registered holders or owners of a beneficial interest in book-entry ADRs, the depositary deems such distribution not to be feasible, the depositary may adopt such method as it may deem equitable and practicable for the purposes of effecting such distribution, including, but not limited to, the public or private sale of the securities or property thus received, or any part thereof, and the net proceeds of any such sale, net of the fees and expenses of the depositary as provided in the deposit agreement, will be distributed by the depositary to the registered holders entitled thereto as in the case of a distribution received in cash.



     If the depositary determines that any distribution of property, including ordinary shares and rights to subscribe therefor, is subject to any taxes or other governmental charges which the depositary is obligated to withhold, the depositary may, by public or private sale, dispose of all or a portion of such property including ordinary shares and rights to subscribe therefor in such amounts and in such manner as the depositary deems necessary and practicable to pay such taxes or charges and the depositary will distribute the net proceeds of any such sale or the balance of any such property after deduction of such taxes or charges to the registered holder of ADRs entitled thereto in proportion to the number of ADSs held by them respectively.


CHANGES AFFECTING DEPOSITED SHARES

     Upon any change in nominal value, split-up, consolidation or any other reclassification of deposited securities, or upon any recapitalization, reorganization, merger or consolidation or sale of assets affecting Galen or to which it is a party, any securities which shall be received by the depositary or custodian in exchange for, in conversion of, or in respect of deposited securities will be treated as new deposited securities under the deposit agreement, and the ADSs will then represent, in addition to the existing deposited securities, the right to receive the new deposited securities so received in exchange or conversion, unless additional ADRs are delivered pursuant to the following sentence. In any such case the depositary may execute and deliver additional ADRs as in the case of a dividend in ordinary shares, or call for the surrender of outstanding ADRs to be exchanged for new ADRs specifically describing such new deposited securities.

RECORD DATES

     Whenever any cash dividend or other cash distribution shall become payable or any distribution other than cash shall be made, or whenever rights shall be issued with respect to the deposited securities, or whenever for any reason the depositary causes a change in the number of ordinary shares that are represented by each ADS, or whenever the depositary shall receive notice of any meeting of holders of ordinary shares or other deposited securities, or whenever the depositary shall find it necessary or convenient, the depositary will fix a record date which shall be the record date, if any, established by Galen for such purpose, or, if different, as close thereto as practicable:

          (1) for the determination of the registered holders of ADRs who will be:

             (a) entitled to receive such dividend, distribution or rights, or the net proceeds of the sale thereof; or

                                     III-18

             (b) entitled to give instructions for the exercise of voting rights at any such meeting, or

          (2) on or after which each ADS will represent the changed number of ordinary shares, each of the foregoing subject to the provisions of the deposit agreement.

VOTING OF DEPOSITED SECURITIES


     Upon receipt of notice of any meeting of holders of ordinary shares or other deposited securities, if requested in writing by Galen, the depositary shall, as soon as practicable thereafter, mail to the registered holders of ADRs a notice, the form of which notice shall be prepared by the depositary and approved by Galen, which shall contain:


          (1) all of the information contained in such notice of meeting received by the depositary from Galen;

          (2) a statement that the registered holders of ADRs as of the close of business on a specified record date will be entitled, subject to any applicable provision of English law and of the Memorandum and Articles of Association of Galen, to instruct the depositary as to the exercise of the voting rights, if any, pertaining to the amount of ordinary shares or other deposited securities represented by their respective ADSs;

          (3) a statement that registered holders of ADRs who instruct the depositary as to the exercise of their voting rights will be deemed to have instructed the depositary or its authorized representative to call for a poll with respect to each matter for which such instructions are given, subject to any applicable provisions of English law and of the Memorandum and Articles of Association of Galen; and


          (4) if applicable, a statement as to the manner in which such instructions may be given, including an express indication that instructions may be given or deemed given in accordance with the last sentence of this paragraph if no instruction is received, to the depositary to give a discretionary proxy to a designated member or members of the Board of Directors of Galen.


     Upon the written request of a registered holder on such record date, received on or before the date established by the depositary for such purpose, the depositary shall endeavor, insofar as practicable, to vote or cause to be voted the amount of shares or other deposited securities represented by the ADSs evidenced by such ADR in accordance with the instructions set forth in such request. Accordingly, pursuant to Galen's Memorandum and Articles of Association and applicable English law, the depositary will cause its authorized representative to attend each meeting of holders of shares and call for a poll as instructed in accordance with clause (3) above for the purpose of effecting such vote. The depositary shall not vote or attempt to exercise the right to vote that attaches to the shares or other deposited securities, other than in accordance with such instructions or deemed instructions.

     The deposit agreement provides that if no instructions are received by the depositary from any registered holder of ADRs with respect to any of the deposited securities represented by the ADSs evidenced by such registered holder's ADRs on or before the date established by the depositary for such purpose, the depositary will deem such registered holder to have instructed the depositary to give a discretionary proxy to a person designated by Galen with respect to such deposited securities and the depositary will give a discretionary proxy to a person designated by Galen to vote such deposited securities; provided, that no such instructions will be deemed given and no such discretionary proxy will be given when Galen notifies the depositary, and Galen agrees to provide such notice as promptly as practicable in writing, that the matter to be voted upon is one of the following:

          (1) is a matter that has not been submitted to shareholders by means of a proxy statement comparable to that specified in Schedule 14-A of the Securities and Exchange Commission;

          (2) is the subject of a counter-solicitation, or is part of a proposal made by a shareholder which is being opposed by management;

                                     III-19

          (3) relates to a merger or consolidation, except when Galen's proposal is to merge with its own wholly-owned subsidiary, provided its shareholders dissenting thereto do not have rights of appraisal;

          (4) involves rights of appraisal;

          (5) authorizes mortgaging of property;

          (6) authorizes or creates indebtedness or increases the authorized amount of indebtedness;

          (7) authorizes or creates preferred shares or increases the authorized amount of existing preferred shares;


          (8) alters the terms or conditions of any shares of Galen's stock then issued or outstanding or existing indebtedness;


          (9) involves waiver or modification of preemptive rights, except when Galen's proposal is to waive such rights with respect to ordinary shares being offered pursuant to stock option or purchase plans involving the additional issuance of not more than 10% of Galen's outstanding ordinary shares;

          (10) alters voting provisions or the proportionate voting power of a class of shares, or the number of its votes per share, except where cumulative voting provisions govern the number of votes per share for election of directors and Galen's proposal involves a change in the number of its directors by not more than 10% or not more than one;

          (11) changes existing quorum requirements with respect to shareholder meetings;

          (12) authorizes issuance of ordinary shares, or options to purchase ordinary shares, to directors, officers, or employees in an amount which exceeds 10% of the total amount of the class outstanding, and when no plan is amended to extend its duration, Galen shall factor into the calculation the number of ordinary shares that remain available for issuance, the number of ordinary shares subject to outstanding options and any ordinary shares being added; should there be more than one plan being considered at the same meeting, all ordinary shares are aggregated;

          (13) authorizes (a) a new profit-sharing or special remuneration plan, or a new retirement plan, the annual cost of which will amount to more than 10% of average annual income before taxes for the preceding five years, or
     (b) the amendment of an existing plan which would bring its costs above 10% of such average annual income before taxes and should there be more than one plan being considered at the same meeting, all costs are aggregated; exceptions may be made in cases of retirement plans based on agreement or negotiations with labor unions or which have been or are to be approved by such unions and any related retirement plan for benefit of non-union employees having terms substantially equivalent to the terms of such union-negotiated plan, which is submitted for action of stockholders concurrently with such union-negotiated plan;


          (14) changes the purposes of powers of Galen to an extent which would permit it to change a materially different line of business and it is Galen's stated intention to make such a change;


          (15) authorizes the acquisition of property, assets, or a company, where the consideration to be given has a fair value of 20% or more of the market value of the previously outstanding shares;

          (16) authorizes the sale or other disposition of assets or earning power of 20% or more of those existing prior to the transaction;

          (17) authorizes a transaction not in the ordinary course of business in which an officer, director or substantial security holder has a direct or indirect interest; or

          (18) reduces earned surplus by 51% or more, or reduces earned surplus to an amount less than the aggregate of three years' ordinary share dividends computed at the current dividend rate.


     There can be no assurance that the registered holder of ADRs generally or any holder in particular will receive the notice described in this paragraph sufficiently prior to the date established by the depositary for the receipt of instructions to ensure that the depositary will in fact receive such instructions on or before such date.

                                     III-20

REPORTS AND OTHER COMMUNICATIONS

     The depositary will make available for inspection by registered holders of ADRs at its corporate trust office any reports and communications, including proxy soliciting material received from Galen, which are both (1) received by the depositary as the holder of the deposited securities and (2) made generally available to the holders of such ordinary shares or other deposited securities by Galen. The depositary will also send to the registered holders of ADRs copies of such reports and communications furnished by Galen pursuant to the deposit agreement.

     Any such reports and communications furnished to the depositary by Galen will be furnished in English when so required pursuant to any regulations of the Securities and Exchange Commission.

AMENDMENT AND TERMINATION OF THE DEPOSIT AGREEMENT


     The form of ADRs and any provisions of the deposit agreement may at any time and from time to time be amended by agreement between Galen and the depositary without the consent of the registered holders of ADRs or owners of a beneficial interest in book-entry ADRs; provided, however, that any amendment that imposes or increases any fees or charges, other than taxes and other governmental charges, registration fees, cable, telex or facsimile transmission costs, delivery costs or other such expenses, or which otherwise prejudices any substantial existing right of registered holders of ADRs, will not take effect with respect to outstanding ADRs until the expiration of 30 days after notice of any amendment given to the registered holders of outstanding ADRs. Every registered holder, at the time any amendment becomes effective, will be deemed, by continuing to hold such ADR, to consent and agree to such amendment and to be bound by the deposit agreement as amended thereby. In no event will such amendment impair the right of the registered holder of any ADR to surrender such ADR and receive therefor the deposited securities represented thereby, except to comply with mandatory provisions of applicable law.



     The depositary will at any time at the direction of Galen terminate the deposit agreement by mailing notice of such termination to the registered holder of the ADRs then outstanding at least 30 days prior to the date fixed in such notice for such termination. The depositary may likewise terminate the deposit agreement by mailing notice of such termination to Galen and the registered holders of all ADRs outstanding if, at any time after 60 days have expired after the depositary has delivered to Galen a written notice of its election to resign and a successor depositary has not been appointed and accepted such appointment, in accordance with the terms of the deposit agreement. If any ADRs remain outstanding after the date of termination of the deposit agreement, the depositary thereafter shall discontinue the registration of transfers of ADRs, will suspend the distribution of dividends to the registered holders thereof and will not give any further notices or perform any further acts under the deposit agreement, except the collection of dividends and other distributions pertaining to the deposited securities, the sale of rights and other property as provided in the deposit agreement and the delivery of other deposited securities, together with any dividends or other distributions received with respect thereto and the net proceeds of the sale of any rights or other property, in exchange for surrendered ADRs, after deducting, in each case, the fee of the depositary for the surrender of an ADR and other expenses set forth in the deposit agreement and any applicable taxes or governmental charges. At any time after the expiration of one year from the date of termination, the depositary may sell the deposited securities then held thereunder and hold uninvested the net proceeds of such sale, together with any other cash, unsegregated and without liability for interest, for the pro rata benefit of the registered holders of ADRs that have not theretofore surrendered their ADRs, such registered holders thereupon becoming general creditors of the depositary with respect to such net proceeds. After making such sale, the depositary will be discharged from all obligations under the deposit agreement, except to account for net proceeds and other cash, after deducting, in each case, the fee of the depositary for the surrender of an ADR and other expenses of the registered holder of such ADR set forth in the deposit agreement and any applicable taxes or other governmental charges. Upon termination of the deposit agreement, Galen will be discharged from all obligations under the deposit agreement except for its obligations to the depositary with respect to indemnification and to pay certain amounts as set forth in the deposit agreement.


                                     III-21

CHARGES OF DEPOSITARY

     The depositary will charge any party depositing or withdrawing ordinary shares or any party surrendering ADRs or to whom ADRs are issued, including, without limitation, issuance pursuant to a stock dividend or stock split declared by Galen or an exchange of stock regarding the ADRs or deposited securities or a distribution of ADRs pursuant to the deposit agreement, where applicable:

          (1) a fee not in excess of $5.00 per 100 ADSs, or portion thereof, for the execution and delivery of ADRs pursuant to the deposit agreement, and the surrender of ADRs pursuant to the deposit agreement;

          (2) taxes and other governmental charges;


          (3) such registration fees as may from time to time be in effect for the registration of transfers of shares generally on the share register of Galen or foreign registrar and applicable to transfers of shares to the name of the depositary or its nominee or the custodian or its nominee on the making of deposits or withdrawals under the deposit agreement;


          (4) such cable, telex and facsimile transmission expenses as are expressly provided in the deposit agreement;

          (5) such expenses as are incurred by the depositary in the conversion of foreign currency pursuant to the deposit agreement;


          (6) a fee not in excess of $0.02 per ADS, or portion thereof, for any cash distribution made pursuant to the deposit agreement including, but not limited to, the proceeds of a sale of shares, rights or property; and



          (7) a fee for the distribution of securities pursuant to the deposit agreement, such fee being in an amount equal to the fee for the execution and delivery of ADSs referred to above which would have been charged as a result of the deposit of such securities, for purposes of this clause 7 treating all such securities as if they were ordinary shares, but which securities are instead distributed by the depositary to registered holders of ADRs.


     The depositary may, subject to the provisions of the deposit agreement, own and deal in any class of securities of Galen and its affiliates and in ADRs.

LIABILITY OF OWNER FOR TAXES

     If any tax or other governmental charge shall become payable by the custodian or the depositary with respect to any ADR or any deposited securities represented by any ADRs, such tax or other governmental charge will be payable by the registered holder of an ADR or owner of a beneficial interest in book-entry ADRs to the depositary. The depositary may refuse to effect any transfer of such ADR or any withdrawal of deposited securities evidenced by such ADR until such payment is made, and may withhold any dividends or other distributions, or may sell for the account of the registered holder of an ADR or owner of a beneficial interest in book-entry ADRs thereof any part or all of the deposited securities evidenced by such ADR and may apply such dividends, other distributions or the proceeds of any such sale to pay any such tax or other governmental charge and the registered holder of an ADR or owner of a beneficial interest in book-entry ADRs will remain liable for any deficiency.

GENERAL


     Neither the depositary nor Galen nor any of their respective directors, employees, agents or affiliates will be liable to any registered holder of an ADR or owner of a beneficial interest in book-entry ADRs, if by reason of any provision of any present or future law or regulation of the United States, the United Kingdom or any other country, or of any other governmental or regulatory authority or stock exchange, or by reason of any provision, present or future, of the Memorandum and Articles of Association of Galen, or by reason of any act of God or war or other circumstances beyond its control, the depositary or Galen shall be prevented, delayed or forbidden from, or be subject to any civil or criminal penalty on account of, doing or performing any act or


                                     III-22
thing which by the terms of the deposit agreement or deposited securities it is provided will be done or performed; nor will the depositary or Galen or any of their respective directors, employees, agents or affiliates incur any liability to any registered holder of an ADR or owner of a beneficial interest in book-entry ADRs by reason of any nonperformance or delay, caused as aforesaid, in the performance of any act or thing which by the terms of the deposit agreement it is provided will or may be done or performed, or by reason of any exercise of, or failure to exercise, any discretion provided for under the deposit agreement where, by the terms of a distribution pursuant to the deposit agreement or an offering or distribution pursuant to the deposit agreement, or for any other reason, such distribution or offering may not be made available to registered holders of ADRs, and the depositary may not dispose of such distribution or offering on behalf of such registered holders of ADRs and make the net proceeds available to such registered holders of ADRs, then the depositary will not make such distribution or offering, and will allow any rights, if applicable, to lapse.


     Galen and the depositary assume no obligation nor will they be subject to any liability under the deposit agreement to registered holders of ADRs or owners of a beneficial interest in book-entry ADRs, except that they agree to perform their respective obligations specifically set forth under the deposit agreement without negligence or bad faith.


     The depositary will keep books at its corporate trust office for the registration and transfer of ADRs, which at all reasonable times will be open for inspection by the registered holders of ADRs, provided that such inspection will not be for the purpose of communication with registered holders of ADRs in the interest of a business or object other than the business of Galen or a matter related to the deposit agreement or the ADRs. The ADRs are transferable on the books of the depositary, provided that the depositary may close the transfer books at any time or from time to time when deemed expedient by it in connection with the performance of its duties under the deposit agreement. An ADR holder has the right to cancel their ADRs and withdraw the underlying shares at any time except when temporary delays arise because the depositary or Galen has closed its transfer books, the transfer of shares is blocked to permit voting at a shareholder meeting or Galen is paying a dividend on the shares. As a condition precedent to the execution and delivery, registration of transfer, split-up, combination or surrender of any ADR or withdrawal of any deposited securities, the depositary, the custodian or the registrar may require payment from the person presenting the ADR or the depositor of the ordinary shares of a sum sufficient to reimburse it for any tax or other governmental charge and any stock transfer or registration fee with respect thereto, including any such tax or charge and fee with respect to ordinary shares being deposited or withdrawn, and payment of any applicable fees payable by the registered holders of ADRs and owners of beneficial interests in book-entry ADRs as provided in the deposit agreement. The depositary may refuse to deliver ADRs, to register the transfer of any ADR or to make any distribution on, or related to, ordinary shares until it has received such proof of citizenship or residence, exchange control approval, or other information as it may deem necessary or proper. The delivery, transfer, registration of transfer of outstanding ADRs and surrender of ADRs generally may be suspended or refused during any period when the transfer books of the depositary are closed or if any such action is deemed necessary or advisable by the depositary or Galen at any time or from time to time.



     The depositary may appoint one or more co-transfer agents for the purpose of effecting transfers, combinations and split-ups of ADRs at designated transfer offices on behalf of the depositary. In carrying out its functions, a co-transfer agent may require evidence of authority and compliance with applicable laws and other requirements by registered holders of ADRs or persons entitled to ADRs and will be entitled to protection and indemnity to the same extent as the depositary.


GOVERNING LAW

     The deposit agreement is governed by the laws of the State of New York.

                                     III-23

                                  CHAPTER FOUR

                    ADDITIONAL INFORMATION FOR SHAREHOLDERS

MARKET PRICE INFORMATION

     Warner Chilcott's ordinary shares are quoted on the Nasdaq National Market in the form of American Depositary Shares, which are evidenced by American Depositary Receipts under the symbol "WCRX." The ordinary shares are not traded on the Irish Stock Exchange or any other exchange. The deferred shares are not traded on any exchange.

     Galen's ordinary shares are listed on the London Stock Exchange under the symbol "GAL," and on the Irish Stock Exchange under the symbol "GAL."

     The following table sets forth the high and low sales prices per share of:

     - Warner Chilcott's ADRs for the periods indicated; and

     - Galen's ordinary stock,

as quoted on the Nasdaq National Market and the London Stock Exchange, respectively, for the periods indicated.


                                    WARNER CHILCOTT
                                    ORDINARY SHARES                GALEN ORDINARY SHARES
                                  --------------------      -----------------------------------
                                   HIGH          LOW             HIGH                 LOW
                                  -------      -------      ---------------      --------------
                                    ($)          ($)         (L)      ($)         (L)      ($)
1998:
  First Quarter...............    12.5000       9.5000      5.235     7.710      3.455    5.089
  Second Quarter..............    12.6250       9.2500      5.275     7.769      4.150    6.112
  Third Quarter(1)............    11.5000       5.8750      4.375     6.444      4.375    6.444
  Fourth Quarter..............    10.2500       5.5000      4.975     7.327      3.375    4.971
1999:
  First Quarter...............     9.7500       4.7500      5.450     8.027      4.475    6.591
  Second Quarter..............     9.0000       5.6250      5.425     7.990      4.650    6.849
  Third Quarter...............     8.7500       7.0000      5.775     8.505      4.850    6.701
  Fourth Quarter..............    10.1875       7.6250      6.675     9.831      5.050    7.438
2000:
  First Quarter...............    17.5625       8.3750      7.650    11.267      5.050    7.438
  Second Quarter..............    22.8750      11.7500      7.100    10.593      5.100    7.609
  Third Quarter (through July
     19, 2000)................    25.8125      22.0000      7.000    10.444      6.200    9.250


---------------
(1) During this period, the ordinary shares of Galen were suspended from trading on the London Stock Exchange following the announcement of an intended merger with Ferring Pharmaceuticals in accordance with the listing rules of the London Stock Exchange.


     On May 3, 2000, the last trading day before public announcement of the execution of the transaction, the closing mid-market price of Warner Chilcott's ADRs was $18.00 per share and the closing mid-market price of Galen's ordinary shares was 612.5p ($9.58) per share, as quoted on the Nasdaq National Market and the London Stock Exchange, respectively. On July 19, 2000, the closing price of Warner Chilcott's ADRs was $24.5156 per share and the closing mid-market price of Galen's ordinary shares was 6.875p per share.


DIVIDEND HISTORY


     Warner Chilcott has not declared or paid any cash dividends on its share capital for the periods presented. Galen has paid total dividends of L0, L979,000 ($1,460,668) and L1,648,000, ($2,458,816) in each of its fiscal years ended September 30, 1997, 1998 and 1999. Any determination to pay dividends in the future will be at the discretion of the Galen board of directors and will be dependent upon Galen's results of operations, financial condition, capital expenditures, working capital requirements, any contractual restrictions and other factors deemed relevant by its board of directors.

     Shareholders are urged to obtain current market quotations for Warner Chilcott's ADRs and Galen's ordinary shares.

CURRENCIES AND EXCHANGE RATES


     Galen publishes its financial statements in pounds sterling. Warner Chilcott publishes its financial statements in U.S. Dollars. In this proxy statement, references to "pounds sterling", "L", "p" or "pence" are to the currency of the United Kingdom, and references to "U.S. Dollars", "$" or "c" are to the currency of the United States. Where this proxy statement contains translations of pound sterling amounts into U.S. dollar amounts, solely for your convenience, unless otherwise indicated, the translations have been made at L1.00 = $1.4920, which was the noon buying rate in The City of New York for cable transfers in pounds sterling as certified for customs purposes by the Federal Reserve Bank of New York (the "Noon Buying Rate") on July 17, 2000. You should not construe these translations as representations that the pound sterling amounts actually represent such U.S. dollar amounts or could have been or could be converted into U.S. dollars at the rates indicated or at any other rates.



     The table below sets forth, for the periods and dates indicated, information concerning the noon buying rates for pounds sterling expressed in U.S. dollars per pound. Fluctuations in the exchange rate between the pound sterling and the U.S. dollar will affect, among other things, the U.S. dollar equivalent of the pound price of the shares of the London Stock Exchange, which is likely to affect the market price of the ADSs.



                                                                                             END
                                                                                              OF
YEAR ENDED DECEMBER 31,                                HIGH    LOW     PERIOD AVERAGE(1)    PERIOD
-----------------------                                ----    ----    -----------------    ------
  1995...............................................  1.53    1.64          1.55            1.58
  1996...............................................  1.50    1.71          1.57            1.71
  1997...............................................  1.58    1.71          1.64            1.65
  1998...............................................  1.62    1.72          1.66            1.66
  1999...............................................  1.55    1.68          1.61            1.61
  2000 (to July 14, 2000)............................  1.47    1.65          1.55            1.50


     (1) The average of the exchange rates on the last day of each month during the applicable period.

WHERE YOU CAN FIND MORE INFORMATION

     Warner Chilcott files annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K and other information with the Commission. You may read and copy any reports, statements or other information that Warner Chilcott files at the Commission's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the Commission at 1-800-SEC-0330 for further information on the public reference rooms. Such filings are also available to the public from commercial document retrieval services. Copies of such material can also be obtained at prescribed rates from the Public Reference Section of the Commission at 450 Fifth Street, Washington, D.C. 20549. In addition, Warner Chilcott is required to file electronic versions of such material with the Commission through the Commission's Electronic Data and Gathering, Analysis and Retrieval (EDGAR) system. The Commission maintains a World Wide Web site at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. Warner Chilcott ADRs are quoted on the Nasdaq National Market under the symbol "WCRX".


     Galen files their annual report and accounts and other information with the Registrar of Companies in Northern Ireland. Such filings are available to the public from commercial document retrieval services. Copies of such material can also be obtained at prescribed rates from Companies House, Belfast, Northern Ireland.

     Warner Chilcott has supplied all information contained in this proxy statement relating to Warner Chilcott, and Galen has supplied all such information relating to Galen.

     Documents that we make reference to herein are available from us without charge, excluding all exhibits unless we have specifically made reference to an exhibit in this proxy statement. Shareholders may obtain such documents by requesting them in writing or by telephone at the following addresses:


Warner Chilcott PLC                Galen Holdings PLC
80 Corporate Centre                Seagoe Industrial Estate
100 Enterprise Drive               Craigavon
Suite 280                          Northern Ireland BT63 5UA
Rockaway                           Attention: Company Secretary
New Jersey 07866                   44 1762 334 974
Attention: Investor Relations
(973) 442-3200


     If you would like to request documents from us, please do so by , 2000 to receive them before the meetings.

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE ON THE MATTERS BROUGHT BEFORE THE MEETINGS. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT
IS DATED             , 2000. YOU SHOULD NOT ASSUME THAT THE INFORMATION
CONTAINED IN THE PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN SUCH DATE, AND NEITHER THE MAILING OF THE PROXY STATEMENT TO THE SHAREHOLDERS NOR THE COMPLETION OF THE TRANSACTION SHALL CREATE ANY IMPLICATION TO THE CONTRARY.

                                  CHAPTER FIVE

                              FINANCIAL STATEMENTS


                                                              PAGE
                                                              ----
WARNER CHILCOTT PUBLIC LIMITED COMPANY
Audited Consolidated Financial Statements:
Independent Auditors' Report................................   F-2
Statement of Independent Chartered Accountants..............   F-3
Consolidated Balance Sheets as of December 31, 1999 and
  1998......................................................   F-4
Consolidated Statements of Operations for the years ended
  December 31, 1999, 1998 and 1997..........................   F-5
Consolidated Statements of Shareholders' Equity for the
  years ended December 31, 1999, 1998 and 1997..............   F-6
Consolidated Statements of Cash Flows for the years ended
  December 31, 1999, 1998 and 1997..........................   F-7
Notes to Consolidated Financial Statements..................   F-8
Financial Statement Schedule: Valuation and Qualifying
  Accounts..................................................  F-24
Consolidated Financial Statements (unaudited):
Consolidated Balance Sheet as of March 31, 2000.............  F-25
Consolidated Statements of Operations for the Three Months
  Ended March 31, 2000 and 1999.............................  F-26
Consolidated Statements of Cash Flows for Three Months Ended
  March 31, 2000 and 1999...................................  F-27
Notes to the Unaudited Consolidated Financial Statements....  F-28

OVCON AND ESTRACE CREAM PRODUCTS OF APOTHECON (A SUBSIDIARY
  OF BRISTOL-MYERS SQUIBB COMPANY)
Independent Auditors' Report................................  F-34
Historical Statements of Net Sales and Product Contribution
  for the Years Ended December 31, 1999, 1998 and 1997......  F-35
Notes to the Historical Statements of Net Sales and Product
  Contribution..............................................  F-36

GALEN HOLDINGS PUBLIC LIMITED COMPANY
Independent Auditors' Report................................  F-38
Consolidated Profit and Loss Accounts.......................  F-39
Reconciliation of Movements in Shareholders' Funds..........  F-40
Consolidated Statement of Total Recognized Gains and
  Losses....................................................  F-40
Cumulative Foreign Currency Translation Differences.........  F-40
Consolidated Balance Sheets.................................  F-41
Consolidated Cash Flow Statements...........................  F-42
Notes to the Accounts.......................................  F-43

BARTHOLOMEW RHODES LIMITED (A SUBSIDIARY OF GALEN)
Report of the Auditors......................................  F-81
Profit and Loss Account for the Year Ended March 31, 1999...  F-83
Cash Flow Statement for the Year Ended March 31, 1999.......  F-84
Notes to the Financial Statements...........................  F-85

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of
  Warner Chilcott Public Limited Company

     We have audited the accompanying consolidated balance sheets of Warner Chilcott Public Limited Company and subsidiaries as of December 31, 1999 and 1998, and the related consolidated statements of operations, shareholders' equity, and cash flows for the years then ended. In connection with our audits of the consolidated financial statements, we also have audited the financial statement schedule as listed in the accompanying index. These consolidated financial statements and the financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedule based on our audits.

     We conducted our audits in accordance with United States generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Warner Chilcott Public Limited Company and subsidiaries as of December 31, 1999 and 1998, and the results of their operations and their cash flows for the years then ended in conformity with United States generally accepted accounting principles. Also, in our opinion, the related financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

KPMG LLP
Short Hills, New Jersey
February 22, 2000

                 STATEMENT OF INDEPENDENT CHARTERED ACCOUNTANTS

To the Directors and Shareholders of
  Warner Chilcott Public Limited Company

     We have audited the accompanying consolidated statements of operations, shareholders' equity and cash flows of Warner Chilcott Public Limited Company and subsidiaries for the year ended December 31, 1997. In connection with our audit of the consolidated financial statements, we have also audited the financial statement schedule as listed in the accompanying index. These consolidated financial statements and the financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedule based on our audits.

     We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the results of operations and cash flows of Warner Chilcott Public Limited Company and subsidiaries for the year ended December 31, 1997, in conformity with accounting principles generally accepted in the United States. Also, in our opinion, based on our audit, the related financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

KPMG
Chartered Accountants
Dublin, Ireland
February 24, 1998

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

                          CONSOLIDATED BALANCE SHEETS
                         (IN THOUSANDS OF U.S. DOLLARS)

                                                                  DECEMBER 31,
                                                              ---------------------
                                                                1999         1998
                                                              ---------    --------
ASSETS
  Current Assets:
     Cash and cash equivalents..............................  $  50,954    $ 43,133
     Accounts receivable, net...............................     11,526      18,050
     Inventories............................................      4,025      13,099
     Prepaid expense and other assets.......................        915       7,403
                                                              ---------    --------
          Total current assets..............................     67,420      81,685
                                                              ---------    --------
  Fixed Assets:
     Equipment, furniture and fixtures, net.................      1,177       1,076
  Intangible assets, net....................................     63,865      74,256
                                                              ---------    --------
          Total assets......................................  $ 132,462    $157,017
                                                              =========    ========
LIABILITIES
  Current Liabilities:
     Accounts payable.......................................  $   3,204    $  8,833
     Accrued liabilities....................................      7,438       6,254
     Due to Elan Corporation, plc and subsidiaries..........        262       7,697
                                                              ---------    --------
          Total current liabilities.........................     10,904      22,784
                                                              ---------    --------
  Other Liabilities:
     Working capital facility...............................     12,098      20,393
     Long-term debt.........................................     10,476       8,897
                                                              ---------    --------
          Total liabilities.................................     33,478      52,074
                                                              ---------    --------
SHAREHOLDERS' EQUITY
  Ordinary Shares, par value $.05 per share; 50,000,000
     shares authorized, 12,377,034 shares issued and
     outstanding at December 31, 1999, and 12,366,808 issued
     and outstanding at December 31, 1998...................        619         618
  Deferred Shares, par value IRL1 per share; 30,000 shares
     authorized, 30,000 shares issued and outstanding at
     December 31, 1999 and December 31, 1998................         45          45
  Additional paid-in capital................................    209,062     208,939
  Accumulated deficit.......................................   (110,279)   (103,578)
  Deferred compensation.....................................       (463)     (1,081)
                                                              ---------    --------
          Total shareholders' equity........................     98,984     104,943
                                                              ---------    --------
          Total liabilities and shareholders' equity........  $ 132,462    $157,017
                                                              =========    ========

          See accompanying notes to consolidated financial statements.

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

                     CONSOLIDATED STATEMENTS OF OPERATIONS
             (IN THOUSANDS OF U.S. DOLLARS, EXCEPT PER SHARE DATA)

                                                               YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
                                                          1999           1998           1997
                                                       -----------    -----------    ----------
REVENUES
  Branded product sales..............................  $    34,813    $    16,440    $    8,322
  Generic product sales..............................       13,767         31,405        67,505
  Marketing alliance and other revenue...............       25,455         17,049            --
                                                       -----------    -----------    ----------
          Total revenues.............................       74,035         64,894        75,827
                                                       -----------    -----------    ----------
OPERATING EXPENSES
  Cost of goods sold.................................       27,704         34,230        62,863
  Selling, general and administrative................       46,409         41,709        23,618
  Depreciation and amortization......................        5,520          5,621         5,458
  Research and development...........................        3,100          3,241         6,526
                                                       -----------    -----------    ----------
          Total operating expenses...................       82,733         84,801        98,465
                                                       -----------    -----------    ----------
OPERATING LOSS.......................................       (8,698)       (19,907)      (22,638)
                                                       -----------    -----------    ----------
OTHER INCOME (EXPENSE)
  Interest income....................................        2,264          2,622         1,524
  Interest expense...................................       (3,011)        (3,012)       (7,260)
  Gain on sale of assets.............................        2,744             --            --
                                                       -----------    -----------    ----------
          Total other income (expense)...............        1,997           (390)       (5,736)
                                                       -----------    -----------    ----------
LOSS BEFORE TAXES....................................       (6,701)       (20,297)      (28,374)
                                                       -----------    -----------    ----------
Income taxes.........................................           --             --            --
                                                       -----------    -----------    ----------
NET LOSS.............................................  $    (6,701)   $   (20,297)   $  (28,374)
                                                       ===========    ===========    ==========
Net loss per ordinary share
  Basic and Diluted..................................  $     (0.54)   $     (1.64)   $    (3.39)
                                                       ===========    ===========    ==========
Weighted average ordinary shares outstanding.........   12,367,706     12,366,808     8,359,623
                                                       ===========    ===========    ==========

          See accompanying notes to consolidated financial statements.

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

                CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
                         (IN THOUSANDS OF U.S. DOLLARS)

                                                            DEFERRED   ADDITIONAL
                                     NUMBER OF     SHARE     SHARE      PAID-IN     ACCUMULATED     DEFERRED
                                       SHARES     CAPITAL   CAPITAL     CAPITAL       DEFICIT     COMPENSATION    TOTAL
                                     ----------   -------   --------   ----------   -----------   ------------   --------
BALANCE AT DECEMBER 31, 1996.......   4,764,563    $238       $45       $ 82,807     $ (54,907)     $    --      $ 28,183
  Stock issued for cash............   4,775,000     239        --         82,267            --           --        82,506
  Issue expenses...................          --      --        --         (7,918)           --           --        (7,918)
  Conversion of senior subordinated
    notes into ordinary shares.....   2,827,245     141        --         49,336            --           --        49,477
  Stock compensation...............          --      --        --          2,470            --       (2,470)           --
  Stock compensation expense.......          --      --        --             --            --          772           772
  Net loss.........................          --      --        --             --       (28,374)          --       (28,374)
                                     ----------    ----       ---       --------     ---------      -------      --------
BALANCE AT DECEMBER 31, 1997.......  12,366,808     618        45        208,962       (83,281)      (1,698)      124,646
  Issue expenses...................          --      --        --            (23)           --           --           (23)
  Stock compensation expense.......          --      --        --             --            --          617           617
  Net loss.........................          --      --        --             --       (20,297)          --       (20,297)
                                     ----------    ----       ---       --------     ---------      -------      --------
BALANCE AT DECEMBER 31, 1998.......  12,366,808    $618       $45       $208,939     $(103,578)     $(1,081)     $104,943
  Stock option/warrant exercises
    and miscellaneous capital......      10,226       1        --             39            --           --            40
  Stock compensation expense.......          --      --        --             84            --          618           702
  Net loss.........................          --      --        --             --        (6,701)          --        (6,701)
                                     ----------    ----       ---       --------     ---------      -------      --------
BALANCE AT DECEMBER 31, 1999.......  12,377,034    $619       $45       $209,062     $(110,279)     $  (463)     $ 98,984
                                     ==========    ====       ===       ========     =========      =======      ========

          See accompanying notes to consolidated financial statements.

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                         (IN THOUSANDS OF U.S. DOLLARS)

                                                                 YEARS ENDED DECEMBER 31,
                                                             --------------------------------
                                                               1999        1998        1997
                                                             --------    --------    --------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss.................................................  $ (6,701)   $(20,297)   $(28,374)
  Adjustments to reconcile net loss to net cash provided by
     (used in) operating activities
     Depreciation and amortization.........................     5,520       5,621       5,458
     Accretion of loan discount............................        --         995       4,174
     Deferred financing cost write-off.....................        --          --       1,069
     Stock compensation expense............................       702         617         772
     (Gain) loss on sale of assets.........................    (2,744)         --          98
     Notes issued in lieu of cash interest payments........     1,579          --          --
     Changes in assets and liabilities:
       Decrease (increase) in accounts receivable, prepaid
          expense and other assets.........................    12,562      (3,455)     (1,326)
       Decrease in inventories.............................     6,396       3,076       7,125
       (Decrease) increase in accounts payable and accrued
          liabilities......................................    (4,445)     (4,324)      5,327
                                                             --------    --------    --------
          Net cash provided by (used in) operating
            activities.....................................    12,869     (17,767)     (5,677)
                                                             --------    --------    --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from sale of assets.............................    11,000          --       1,168
  Purchase of intangible assets............................        --          --     (12,389)
  Purchase of fixed assets.................................      (358)       (175)       (495)
                                                             --------    --------    --------
          Net cash provided by (used in) investing
            activities.....................................    10,642        (175)    (11,716)
                                                             --------    --------    --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Working capital facility (repayment) proceeds, net.......    (8,295)     20,393          --
  Short-term debt repayment................................        --     (14,511)     (2,343)
  (Repayment) proceeds -- Elan Corporation, plc............    (7,435)      2,430      (4,729)
  Net proceeds from issuance of share capital..............        40         (23)     74,588
                                                             --------    --------    --------
          Net cash (used in) provided by financing
            activities.....................................   (15,690)      8,289      67,516
                                                             --------    --------    --------
Net increase (decrease) in cash and cash equivalents.......     7,821      (9,653)     50,123
  Cash and cash equivalents, beginning of year.............    43,133      52,786       2,663
                                                             --------    --------    --------
  Cash and cash equivalents, end of year...................  $ 50,954    $ 43,133    $ 52,786
                                                             ========    ========    ========
  Cash paid for interest...................................  $  1,328    $  1,542    $  1,395
                                                             ========    ========    ========

          See accompanying notes to consolidated financial statements.

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
             (IN THOUSANDS OF U.S. DOLLARS, EXCEPT PER SHARE DATA)

1.  GENERAL

     Warner Chilcott Public Limited Company ("Warner Chilcott" or the "Company") is an Irish company with operations in Dublin, Ireland and Rockaway, NJ, USA. The Company's consolidated financial statements include the financial statements for Warner Chilcott Public Limited Company and all of its subsidiaries and are prepared in U.S. dollars in conformity with United States generally accepted accounting principles.


     The Company is engaged in the development, marketing, sale and distribution of branded prescription pharmaceutical products in the United States. Warner Chilcott's primary focus is the women's health care market, with a continued presence in the cardiology and dermatology markets. All of the Company's branded products are promoted by the Company's sales force. The Company manages and operates its business as one segment as its marketing and distribution methodology is consistent for all of its product offerings. The majority of its operating revenues were generated in the United States.


2.  SIGNIFICANT ACCOUNTING POLICIES

     The accounting policies followed in the preparation of the accompanying consolidated financial statements are in conformity with generally accepted accounting principles in the United States.

  (a) Basis of consolidation

     The consolidated financial statements include the accounts of Warner Chilcott Public Limited Company and its subsidiaries. Significant intercompany transactions and balances have been eliminated.

  (b) Estimates and assumptions

     The preparation of financial statements in accordance with United States generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported periods. Actual results could differ from those estimates.

  (c) Financial instruments

     The Company considers all liquid interest-earning investments with original maturities of ninety days or less to be cash equivalents. Investments with maturities between ninety days and one year are considered short-term investments. Cash and short-term investments are stated at cost plus accrued interest, which approximates market value. From time to time, the Company pledges cash and equivalents as collateral for borrowings under its working capital facility. (See Note 8)

  (d) Inventories

     Inventories are valued at the lower of cost or market. Cost is determined principally on the basis of first-in, first-out or standards, which approximate average cost.

  (e) Equipment, furniture and fixtures

     Equipment, furniture and fixtures are stated at cost, net of accumulated depreciation. Depreciation is computed on the straight-line basis over the estimated useful lives of the various assets (primarily five years or the life of the lease or leasehold improvement).

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

             (IN THOUSANDS OF U.S. DOLLARS, EXCEPT PER SHARE DATA)

  (f) Intangible assets

     Purchased goodwill and other intangible assets resulting from business acquisitions are carried at cost and are amortized over their estimated useful lives, which range between 5 and 20 years. Where events or circumstances are present which indicate that the carrying amount of an intangible asset may not be recoverable, the Company estimates the future undiscounted cash flows expected to result from use of the asset and its eventual disposition. Where future undiscounted cash flow is less than the carrying amount of the asset, the Company will recognize an impairment loss. Otherwise, no loss is recognized.

  (g) Revenue recognition

     Revenue from sales is recognized upon shipment of product to the customer. The Company warrants products against defects and for specific quality standards, permitting the return of products under certain circumstances. Sales are recorded net of deductions for cash discounts, sales returns, customer rebates and pricing adjustments. Revenue from marketing alliances is recognized when earned under the terms of the associated contracts.

  (h) Research and development

     Research and development costs are expensed as incurred.

  (i) Foreign currency transactions

     The Company's financial statements are prepared in U.S. dollars. In general, the Company's operating and other business transactions are denominated in U.S. dollars. Accordingly, the Company's exposure to currency fluctuations is limited. Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than U.S. dollars are included in the results of operations as incurred.

  (j) Income taxes

     Corporation tax is provided on the results for the year. The Company applies Statement of Financial Accounting Standard ("SFAS") No. 109 "Accounting for Income Taxes," which requires deferred tax assets and liabilities to be recognized for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which these temporary differences are expected to be recovered or settled.

  (k) Stock based compensation

     The Company grants stock options for fixed numbers of shares to employees and directors generally with an exercise price equal to the fair value of the shares at the date of grant. The Company accounts for stock option grants to employees and directors in accordance with Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" and related interpretations, and includes appropriate disclosures as required by SFAS No. 123, "Accounting for Stock-Based Compensation."

  (l) Impairment of long-lived assets and long-lived assets to be disposed of

     SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed of" requires that long-lived assets and certain identifiable intangible assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

             (IN THOUSANDS OF U.S. DOLLARS, EXCEPT PER SHARE DATA)

not be recoverable. The application of this Statement did not have any impact on the Company's consolidated financial statements.

  (m) Net loss per ordinary share

     The Company calculates net loss per ordinary share in accordance with the provisions of SFAS No. 128, "Earnings Per Share." Net loss and weighted average shares outstanding used for computing diluted loss per share were the same as that used for computing basic loss per share for each of the years ended December 31, 1999, 1998 and 1997. Stock options and warrants have not been included in the calculation since the inclusion of such shares would be antidilutive (See Notes 9 and 10).

  (n) Comprehensive income

     SFAS No. 130, "Reporting Comprehensive Income" defines comprehensive income as the total change in shareholders' equity during the period other than from transactions with shareholders. For the Company, comprehensive loss is comprised solely of net loss.

3.  ACCOUNTS RECEIVABLE

                                                                 DECEMBER 31,
                                                              ------------------
                                                               1999       1998
                                                              -------    -------
Trade receivables...........................................  $ 5,823    $10,189
Marketing alliance receivables..............................    6,044      8,869
Other non-trade receivables.................................    1,082        559
                                                              -------    -------
                                                               12,949     19,617
Less allowance for doubtful accounts........................    1,423      1,567
                                                              -------    -------
                                                              $11,526    $18,050
                                                              =======    =======

4.  INVENTORIES

                                                                DECEMBER 31,
                                                              -----------------
                                                               1999      1998
                                                              ------    -------
Raw materials...............................................  $   17    $ 1,897
Finishing supplies..........................................       3          3
Work-in-process.............................................     957        932
Finished goods..............................................   3,936     11,597
                                                              ------    -------
                                                               4,913     14,429
Less reserve for obsolescence...............................     888      1,330
                                                              ------    -------
                                                              $4,025    $13,099
                                                              ======    =======

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

             (IN THOUSANDS OF U.S. DOLLARS, EXCEPT PER SHARE DATA)

5.  EQUIPMENT, FURNITURE AND FIXTURES

                                                                DECEMBER 31,
                                                              ----------------
                                                               1999      1998
                                                              ------    ------
Equipment, furniture and fixtures...........................  $1,924    $1,565
Less accumulated depreciation...............................     747       489
                                                              ------    ------
                                                              $1,177    $1,076
                                                              ======    ======

     Depreciation expense amounted to $258, $247 and $179 for the years ended December 31, 1999, 1998 and 1997, respectively.

6.  INTANGIBLE ASSETS

                                                                 DECEMBER 31,
                                                              ------------------
                                                               1999       1998
                                                              -------    -------
Goodwill....................................................  $29,624    $29,624
Tradename and other intangibles.............................   52,189     58,389
                                                              -------    -------
                                                               81,813     88,013
Less accumulated amortization...............................   17,948     13,757
                                                              -------    -------
                                                              $63,865    $74,256
                                                              =======    =======

     Amortization expense amounted to $5,262, $5,374 and $5,279 for the years ended December 31, 1999, 1998, and 1997, respectively.

7.  FAIR VALUE OF FINANCIAL INSTRUMENTS

     The following methods and assumptions were used to estimate the fair value of each material class of financial instrument:

          Cash, cash equivalents and accounts receivable carrying amount approximates fair value due to the short-term maturities of these instruments.

          Other creditors and due to Elan carrying amount approximates fair value due to the short term maturities of these instruments.

          Long-term debt and working capital facility carrying amount approximates fair value based on market comparables.

     The Company invests its cash in U.S. government securities and debt instruments of financial institutions and corporations with investment grade credit ratings. The Company has established guidelines relative to diversification and maturities that are designed to help ensure safety and liquidity.

8.  DEBT

  Working Capital Facility

     On March 30, 1998 Warner Chilcott, Inc., the Company's U.S. operating subsidiary ("WCI"), entered into a $30,000 revolving credit facility and security agreement with a syndicate of banks led by PNC Business Credit ("the "PNC facility"). The facility expires in March 2001. The PNC facility replaced a facility provided by Bankers Trust Commercial Corporation.

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

             (IN THOUSANDS OF U.S. DOLLARS, EXCEPT PER SHARE DATA)

     The PNC facility is collateralized by substantially all of the assets of WCI including cash balances, accounts receivable, inventory, fixed assets and other intangible assets. Availability under the credit facility is based upon the balances of qualified collateral, primarily accounts receivable, inventory and certain cash balances. Under the credit agreement, WCI is required to maintain a minimum balance of shareholders' equity. At December 31, 1999 the Company was in compliance with the covenants of the PNC facility. Warner Chilcott, plc, Warner Chilcott Ireland Limited, and Warner Chilcott Limited (Bermuda) have also pledged certain assets and financial support for the facility.

     Interest on outstanding borrowings accrues at either PNC's Base Rate or LIBOR plus one and three-quarter percent. In addition, the Company pays a commitment fee equal to three-eighths of one percent on the unused portion of the facility. Interest expense related to the PNC and predecessor credit facilities in 1999, 1998 and 1997, including commitment fees, were $1,592, $1,735 and $1,761, respectively.

  Senior Subordinated Discount Notes

     In April 1996 WCI issued $69,000 principal amount of Senior Subordinated Discount Notes ("Notes") due 2001 at a 30% discount to the principal amount. Gross proceeds to WCI amounted to $48,300, which were utilized to fund the acquisition of the Warner-Lambert division. The Notes are unsecured and rank subordinate in right of payment to all senior indebtedness of WCI. The Notes are redeemable at the option of WCI, in whole or in part, at any time prior to maturity at redemption prices equal to 105% of the principal amount of the Notes plus accrued interest. The discount on the Notes was amortized to interest expense at a rate of 14.8%, compounded semi-annually.

     In June 1997 the Company offered all holders of the Notes the right to exchange Notes for newly issued Convertible Senior Subordinated Discount Notes ("the Convertible Notes") and detachable warrants to purchase Ordinary Shares of the Company. The holders of 87% of the principal amount of the Notes accepted the offer and the Company issued $49,477 of Convertible Notes and detachable warrants in exchange for $49,477 of Notes. The conversion price for the Convertible Notes, the number of shares subject to the detachable warrants and the exercise price of the warrants were ultimately determined by the price at which the Company sold shares in its IPO in August 1997. Following the exchange, the Company exercised an option to convert the Convertible Notes into Ordinary Shares. The net result of the exchange of Notes for Convertible Notes and detachable warrants and the subsequent conversion of the Convertible Notes into shares was that the Company issued 2,827,245 Ordinary Shares and warrants to purchase an aggregate 141,362 Ordinary Shares exercisable at $17.50 per share.

     At October 25, 1998 the discount on the Notes was fully amortized and the Notes were carried at 100% of their principal amount. Beginning October 25, 1998, interest began to accrue on the Notes at a rate of 16.8% per annum paid semi-annually on each April 30th and October 31st. At its sole discretion, the Company may issue additional Notes in lieu of cash payment of any or all interest due on the Notes. The Company issued additional Notes in payment of the interest installments due April 30, 1999 and October 31, 1999.

     The table below shows the components of long-term debt as of December 31, 1999 and 1998:

                                                                DECEMBER 31,
                                                              -----------------
                                                               1999       1998
                                                              -------    ------
Principal, beginning of year................................  $ 8,897    $6,228
Accreted interest...........................................       --     2,669
Notes issued for interest payments..........................    1,579        --
                                                              -------    ------
                                                              $10,476    $8,897
                                                              =======    ======

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

             (IN THOUSANDS OF U.S. DOLLARS, EXCEPT PER SHARE DATA)

9.  SHARE CAPITAL

  Ordinary Shares

     In August 1997 the Company completed its initial public offering (the "IPO") selling 3,500,000 shares at an issue price of $17.50 per Ordinary Share. Concurrent with the IPO, Barr Laboratories Inc. purchased 250,000 Ordinary Shares in a private placement at an issue price of $16.275 per share that equated to the IPO issue price net of underwriting discounts and commissions. Also, at the time of the IPO, Elan Corporation, plc exercised a warrant to purchase 500,000 Ordinary Shares at a price of $16.00 per share. In September 1997 the underwriters of the Company's IPO exercised an option to cover over-allotments and purchased an additional 525,000 Ordinary Shares from the Company at a price of $17.50 per share less underwriting discounts and commissions. The net proceeds to the Company of the IPO and related financings totaled $74,588.

     In 1997 the Company issued 2,827,245 Ordinary Shares and 141,362 detachable warrants in exchange for Convertible Senior Subordinated Discount Notes (See
Note 8).

  Deferred Shares

     Holders of Deferred Shares will not be entitled to receive dividends or to receive notice of or be represented at shareholder meetings of the Company or to vote at such meetings. On liquidation or a winding up of the Company the holders of Deferred Shares will be entitled to receive the par value of the Deferred Shares after the holders of the Ordinary Shares have received the par value of the Ordinary Shares but shall not be entitled to otherwise participate in the assets which are available for distribution.

  Warrants Issued In Connection With Financing Activities

     The Company from time to time has issued warrants in connection with various financing activities.

     On September 30, 1997 the Company issued a five-year warrant to Elan to purchase 150,000 Ordinary Shares at an exercise price of $22.75 per share in conjunction with bridge financing for the purchase of five products from Warner-Lambert Company.

     In connection with Barr's purchase of shares at the time of the IPO, the Company issued to Barr a warrant to purchase up to 250,000 Ordinary Shares exercisable at $16.275 per share. The warrant becomes exercisable as to 62,500 shares during four one-year periods beginning on each of the first, second, third and fourth anniversaries of the IPO. If Barr does not exercise, in full, its right to purchase the 62,500 shares during any one-year period, such portion of the warrant expires. At December 31, 1999, this warrant entitled Barr to purchase 187,500 shares and was exercisable as to 62,500 shares.

     In connection with the acquisition of the Warner-Lambert division in 1996, the Company issued a warrant to Warner-Lambert Company for $672. This warrant entitles Warner-Lambert to purchase 1,130,158 Ordinary Shares of the Company for an aggregate of $18,003. This warrant is exercisable through January 31, 2001.

  Other Warrants

     During 1996 100,000 warrants were issued to an individual who was, at the time, an officer and director of the Company. The exercise price of $20.00 per share was equal to the estimated fair value of the shares on the date of the grant. The warrants are exercisable through June 28, 2001.

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

             (IN THOUSANDS OF U.S. DOLLARS, EXCEPT PER SHARE DATA)

  Other

     In December 1998 Elan Corporation, plc, contributed 600,000 shares of the Company's stock to an entity formed by it and selected members of senior management of the Company. Under the terms of the transaction, Elan retained the right to 100% of the proceeds from the sale of the shares at a price up to $11.50 per share, and certain additional proceeds from the sale of these shares at higher amounts.

     During 1999 warrants for the purchase of a total of 410,189 Ordinary Shares expired. A warrant for the purchase of 10,000 Ordinary Shares at an exercise price of $0.05 was exercised in 1999.

10.  STOCK OPTIONS AND COMPENSATORY WARRANTS

  Incentive Share Option Scheme

     In April 1997 the Company adopted an Incentive Share Option Scheme for officers, directors and employees that provides for stock options. In June 1999 the Scheme was amended to provide for grants to consultants and members of the Company's medical advisory board. The option exercise price is the fair market value at the date of grant. Options generally vest over four years and expire on the earlier of ten years from the date of grant or after a specified period following the participant's separation from the Company. At December 31, 1999 options for 1,384,413 shares were outstanding under the Scheme, 115,243 shares were available for future grants and 545,687 were exercisable.

  Warrants Issued to Officers and Directors

     The Company has issued warrants to certain executives and to directors that are not governed by the Incentive Share Option Scheme. These warrants are described below:

     In June 1996 the Company issued warrants to directors to purchase up to an aggregate 60,000 Ordinary Shares at an exercise price of $20.00 per share. The exercise price on the date of grant was equal to the estimated fair value of the shares on that date. The warrants are exercisable through June 28, 2001.

     In March 1997 the Company issued warrants to two executives pursuant to employment agreements approved by the Board of Directors. The warrants allow the executives to purchase up to an aggregate 650,000 shares (520,000 at an exercise price of $20.00 per share and 130,000 at an exercise price of $1.00 per share). These warrants become exercisable ratably over 16 quarterly periods which began October 1, 1996, but would be immediately exercisable in full if the Company undergoes a change of control. The warrants expire on the earlier of October 31, 2006 or after a specified period following the termination of the executive's employment with the Company. The difference between the estimated fair value of the shares on the date of grant ($20.00) and the $1.00 per share exercise price was recorded as deferred compensation expense totaling $2,470 on the date of grant and is being amortized over the vesting period. Compensation expense charged against income in respect of these warrants was $618, $617 and $772 for the years ended December 31, 1999, 1998 and 1997.

     In February 1998 the Company issued a warrant to an executive pursuant to an employment agreement approved by the Board of Directors. The warrant allows the executive to purchase up to 200,000 Ordinary Shares at an exercise price of $9.77 per share. The exercise price on the date of grant was equal to the fair market value of the shares on that date. The warrant becomes exercisable (vests) over 16 quarterly periods that began January 1, 1998, but would be immediately exercisable in full if the Company undergoes a change of control. The warrant expires on the earlier of February 3, 2008 or after a specified period following the termination of the executive's employment with the Company.

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

             (IN THOUSANDS OF U.S. DOLLARS, EXCEPT PER SHARE DATA)

     Options outstanding under the Scheme and warrants issued to officers and directors are summarized below:

                                                                   PRICE PER SHARE
                                                              --------------------------
                                                                                WEIGHTED
                                                  SHARES          RANGE         AVERAGE
                                                 ---------    --------------    --------
Balance at December 31, 1996...................     60,000        $20.00         $20.00
  Granted......................................    926,750    $1.00 - $20.00     $17.33
  Exercised....................................         --          --               --
  Cancelled....................................     (7,500)       $20.00         $20.00
                                                 ---------    --------------     ------
Balance at December 31, 1997...................    979,250    $1.00 - $20.00     $17.48
  Granted......................................    748,450    $6.00 - $ 9.88     $ 9.22
  Exercised....................................         --          --               --
  Cancelled....................................    (18,250)   $9.77 - $20.00     $14.70
                                                 ---------    --------------     ------
Balance at December 31, 1998                     1,709,450    $1.00 - $20.00     $13.89
  Granted......................................    628,575    $7.00 - $10.19     $ 7.82
  Exercised....................................       (344)   $6.75 - $ 8.13     $ 6.99
  Cancelled....................................    (43,268)   $6.75 - $20.00     $ 9.14
                                                 ---------    --------------     ------
Balance at December 31, 1999...................  2,294,413    $1.00 - $20.00     $12.32
                                                 =========    ==============     ======
Exercisable at December 31, 1999...............  1,233,812    $1.00 - $20.00     $14.60
                                                 =========    ==============     ======

     Following is option and warrant data at December 31, 1999 by exercise price range:

                                       $1.00 TO     $6.00 TO     $10.00 TO
EXERCISE PRICE RANGE                    $5.99        $10.00       $20.00        TOTAL
--------------------                   --------    ----------    ---------    ----------
Number of shares subject to options
  and warrants.......................   130,000     1,305,863     858,550      2,294,413
Weighted average exercise price......     $1.00         $8.54      $19.78         $12.32
Weighted average remaining
  contractual life (years)...........      6.75          8.70        6.60           7.80
Number of exercisable options and
  warrants...........................   105,625       418,843     709,344      1,233,812
Weighted average exercise price of
  exercisable options and warrants...     $1.00         $8.90      $20.00         $14.60
                                       --------    ----------    --------     ----------

     The Company applies APB Opinion No. 25 in accounting for option grants under its Incentive Share Option scheme and the issuance of warrants to officers and directors. Accordingly, no compensation cost has been recorded in the Consolidated Statement of Operations for stock options or warrants granted at exercise prices at least equal to fair market value on the date of grant. Had the Company determined compensation cost based on the fair value of options and warrants issued at the grant date under SFAS No. 123, the Company's net loss and net loss per ordinary share would have been increased to the pro forma amounts indicated below.

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

             (IN THOUSANDS OF U.S. DOLLARS, EXCEPT PER SHARE DATA)

                                                       1999        1998        1997
                                                      -------    --------    --------
AS REPORTED
  Net loss..........................................  $(6,701)   $(20,297)   $(28,374)
  Basic and diluted net loss per ordinary share.....  $ (0.54)   $  (1.64)   $  (3.39)
PRO FORMA
  Net loss..........................................  $(8,756)   $(22,767)   $(30,817)
  Basic and diluted net loss per ordinary share.....  $ (0.71)   $  (1.84)   $  (3.69)

     The per share weighted-average fair value of options and warrants granted during 1999, 1998 and 1997 was $2.23, $4.54 and $5.53, respectively, using the Black-Scholes option pricing model. Values were estimated using a weighted average life of 2.5, 3.0 and 3.6 years in 1999, 1998 and 1997, no expected dividend yield in any year, volatility of 38.8% in 1999, 72.8% in 1998 and 25.6% in 1997, and risk free interest rates of 5.4 %, 4.6% and 6.0% in 1999, 1998 and 1997, respectively.

11.  401(k) SAVINGS PLAN

     In April 1996 Warner Chilcott adopted a 401(k) savings plan that provides eligible employees with the option to defer amounts not in excess of 15% of his or her compensation. The Company makes matching contributions to the plan on behalf of all participants who make elective deferrals. The Company contributes and allocates to each participant's account matching contributions equal to 50% of up to 6% of the participant's contributions. The Company's contributions vest at 25% per year up to 100% at the participant's completion of four years of employment.

     The Company's contributions recognized for the years ended December 31, 1999, 1998 and 1997 were $375, $174 and $59, respectively.

12.  SALE OF VECTRIN(R)

     In September 1999 the Company completed the sale of its Vectrin(R) product line including certain inventory, samples and the related FDA approval, and received $11,000 in cash at closing. The Company reported a pre-tax gain of $2,744 from the sale that is included in the Statement of Operations under the caption "Other income -- Gain on sale of assets". As part of the sale and purchase agreement, the Company will also receive royalties and milestone payments based on certain future events. Royalty and milestone revenues from this agreement are included in the Statement of Operations under the caption "Marketing alliance and other revenue". Vectrin(R) net sales were recognized by the Company until the date of sale and, such net sales amounted to $3,236 for the year ended December 31, 1999. Net sales for the years ended December 31, 1998 and 1997 amounted to $3,799 and $2,902, respectively.

13.  ELAN AGREEMENTS

     In March 1999 the Company reached a binding agreement with Elan Corporation, plc ("Elan") under which Elan agreed to acquire Warner Chilcott's marketing rights to an extended-release nifedipine product. Under terms of the agreement, as of March 31, 1999 Elan was obligated to make a non-refundable payment, which was received, of $3,000 to Warner Chilcott and such amount was recorded as revenue in the first quarter of 1999 under the caption "Marketing alliance and other revenue". In June 1999 the Company executed the definitive agreement licensing the extended-release nifedipine product to Elan and received an additional $4,000 that was recorded as revenue in the second quarter of 1999. Under the agreement, additional license fees would be due to Warner Chilcott upon the completion of certain milestones including FDA approval of the pending ANDA for the product. Warner Chilcott would also be entitled to receive royalties

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

             (IN THOUSANDS OF U.S. DOLLARS, EXCEPT PER SHARE DATA)

based upon revenues derived from the product. As of December 31, 1999 the Company had not earned any additional fees or royalties from this agreement.

     Also in March 1999 the Company reached a binding agreement with Elan under which Elan re-acquired the marketing rights to an isosorbide-5-mononitrate product ("IS5MN-PM") that Elan had been developing for Warner Chilcott. Under terms of the agreement, as of March 31, 1999, Elan was obligated to make a payment to Warner Chilcott in an amount equal to Warner Chilcott's remaining contractual obligation relating to the development of IS5MN-PM. Such amount had been carried by Warner Chilcott as an asset in "Prepaid expense and other assets" and as a liability in "Due to Elan Corporation, plc and subsidiaries". In concluding this transaction and reducing both the related asset and liability, Warner Chilcott did not recognize an income statement effect.

14.  TAXES

     The Company operates in Ireland and the United States and is subject to various taxes on income in both jurisdictions. Although the Company is currently generating losses, tax relief may be available to offset future taxable earnings. However, there can be no assurance that such relief will be available to the Company.

     SFAS No. 109 requires, among other things, recognition of future tax benefits measured at enacted rates attributable to temporary differences between financial statement and income tax basis of assets and liabilities and to tax net operating losses if realization of such benefits were more likely than not. Under SFAS No. 109, the Company's deferred tax assets as of December 31, 1999 and 1998 are estimated as follows:

                                                                  DECEMBER 31,
                                                              --------------------
                                                                1999        1998
                                                              --------    --------
Deferred tax assets
  Net operating loss carryforward...........................  $ 23,428    $ 18,026
  Amortization of intangibles...............................     5,256       5,329
  Disqualified interest carryforward........................       826         826
  Other, net................................................    (1,630)       (252)
                                                              --------    --------
     Subtotal...............................................    27,880      23,929
  Valuation allowance.......................................   (27,880)    (23,929)
                                                              --------    --------
     Net deferred tax asset.................................  $     --    $     --
                                                              ========    ========

     At December 31, 1999 the Company had available net operating loss carryforwards for United States Federal income tax reporting purposes of approximately $62,000 which begins expiring in 2011. At December 31, 1999, the Company had net operating loss carryforwards for state income tax reporting purposes of approximately $40,000 which expire at various dates. Ultimate utilization or availability of such net operating losses and certain deferred tax assets may be limited if a significant change in ownership occurs, as defined by rules enacted with the United States Tax Reform Act of 1986. The Company did not pay any Federal income taxes in 1999, 1998 or 1997.

15.  SIGNIFICANT CONCENTRATIONS

  Significant customers/revenue sources

     In 1999 the Company derived 24% of its total revenue from the promotion of several products under an agreement with Schering Corporation. The Company's sales force promotes these Schering products to a targeted physician population and in turn receives a fee based on the market performance of the products. The agreement expires in December 2000 but may be terminated sooner by either party under certain circum-

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

             (IN THOUSANDS OF U.S. DOLLARS, EXCEPT PER SHARE DATA)

stances. Amounts earned by the Company under the promotion agreement are paid on a quarterly basis within 45 days of the end of each calendar quarter. At December 31, 1999 $5,555 of the Company's accounts receivable balance represents amounts due from Schering.

     The Company distributes its pharmaceutical products through wholesalers, distributors and direct to certain retailers. The following table shows significant customer sales as a percentage of total sales:

                                                              1999    1998    1997
                                                              ----    ----    ----
Customer A..................................................   21%     17%     12%
Customer B..................................................   13%     12%      7%
Customer C..................................................    9%     10%     15%

  Credit risk

     Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of short-term investments and accounts receivable. The Company's short-term investments consist of interest-bearing securities issued by investment grade entities and exposure to any one entity is limited.

     Trade receivables are primarily due from wholesalers, distributors, major retailers of pharmaceutical products, and multi-national pharmaceutical companies located in the United States. The Company completes ongoing credit evaluations of its customers and sales made on credit are generally not collateralized. The following table shows significant trade receivables as a percentage of total accounts receivable:

                                                              DECEMBER 31,
                                                              ------------
                                                              1999    1998
                                                              ----    ----
Customer A..................................................   10%     11%
Customer B..................................................    0%     10%
Customer C..................................................    6%      9%

16.  COMMITMENTS AND CONTINGENCIES

  Leases

     The Company has various operating leases for the rental of office space and sales force vehicles and equipment. Future minimum rental commitments for operating leases with non-cancellable terms in excess of one year are as follows:

                            MINIMUM RENTAL PAYMENTS

2000........................................................  $  532
2001........................................................     538
2002........................................................     543
2003........................................................     548
2004........................................................      38
Thereafter..................................................      --
                                                              ------
          Total.............................................  $2,199
                                                              ------

     Rent expense under operating leases during the years ended 1999, 1998 and 1997 was $2,124, $571, and $206, respectively.

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

             (IN THOUSANDS OF U.S. DOLLARS, EXCEPT PER SHARE DATA)

  Employment Agreements

     The Company has employment agreements with six of its executives. The agreements provide for minimum salary levels as well as incentive bonuses that are payable if specified management goals are attained. The agreements also contain provisions that would entitle each executive to severance payments based upon their then current base salary in the event of termination other than for "cause" as defined in the agreements. The maximum contingent liability for such severance payments at December 31, 1999 totalled $1,770.

17.  RELATED PARTIES

     The Company has ongoing business dealings with three companies, as described below, that are related parties. The Company employs certain procedures to ensure that transactions with these parties take place on terms no more favorable than could be obtained from unrelated third parties.

  Elan Corporation, plc.

     At December 31, 1999 Elan Corporation, plc ("Elan") and its subsidiaries held 19.6% of the Company's outstanding ADSs, representing Ordinary Shares, (excluding shares that are part of the transaction described in Note 9). Mr. Thomas G. Lynch, Executive Vice President, Chief Financial Officer and a member of the Board of Directors of Elan, serves on the Company's Board of Directors. Although the companies did not have a product development relationship at December 31, 1999, they have had such relationships prior to this date and may have similar relationships in the future (see Note 13). Also, Elan provides certain administrative and support services to the Company for a fee.

     The Company incurred research and development costs charged by Elan of $4,083 in the year ended December 31, 1997. No research and development costs were charged by Elan in 1999 and 1998. The Company recorded administrative and support fees charged by Elan of $237, $326 and $583 in the years ended December 31, 1999, 1998 and 1997. Amounts billed to the Company by Elan for administrative services are due within 30 days of receipt of invoice.

  Barr Laboratories, Inc.

     In 1997 the Company entered into an agreement under which Barr Laboratories, Inc. ("Barr") distributed minocycline capsules manufactured under the Company's ANDA. Royalties from this agreement of $63, $94 and $262 were included in the Company's financial results for the years ended December 31, 1999, 1998 and 1997, respectively. This agreement was mutually terminated in 1998. Barr holds 250,000 of the Company's Ordinary Shares and a warrant to purchase an additional 187,500 shares. Mr. Bruce Downey, the Chairman, President and Chief Executive Officer of Barr, serves on Warner Chilcott's Board of Directors.

  Boron-LePore Group, Inc.

     Boron-LePore Group, Inc. ("Boron-LePore") provides a range of services to the Company including providing contract sales personnel, recruitment of sales representatives and certain sample data record keeping. Mr. Roger Boissonneault, the President and Chief Operating Officer of Warner Chilcott, serves on the Board of Boron-LePore. For the years ended December 31, 1999, 1998 and 1997 fees of $2,232, $5,654 and $2,160, respectively, were charged by Boron-LePore and expensed to operations.

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

             (IN THOUSANDS OF U.S. DOLLARS, EXCEPT PER SHARE DATA)

18.  CONSOLIDATING SCHEDULE

     Following are consolidation schedules reflecting Balance Sheet and Statement of Operations information for the Company as of December 31, 1999 and 1998, and for the years ended December 31, 1999, 1998 and 1997:


                                                                                          WARNER
                                                           WARNER                        CHILCOTT
                                                          CHILCOTT                     LABORATORIES
                                            WARNER       (BERMUDA),       WARNER         IRELAND      ELIMINATION
                                         CHILCOTT, PLC      LTD.      CHILCOTT, INC.       LTD.         ENTRIES     CONSOLIDATED
                                         -------------   ----------   --------------   ------------   -----------   ------------
DECEMBER 31, 1999
BALANCE SHEET INFORMATION:
ASSETS
  Cash and cash equivalents............    $     44       $29,021        $ 21,889         $   --       $      --      $ 50,954
  Accounts receivable..................          --            --          11,351            175              --        11,526
  Inventories..........................          --            --           4,025             --              --         4,025
  Other assets.........................          64            --             851             --              --           915
                                           --------       -------        --------         ------       ---------      --------
         Total current assets..........         108        29,021          38,116            175              --        67,420
                                           --------       -------        --------         ------       ---------      --------
  Long-term assets.....................          --            --          61,242          3,800              --        65,042
  Investment in subsidiaries...........     161,938            --              --             --        (161,938)           --
                                           --------       -------        --------         ------       ---------      --------
         Total assets..................    $162,046       $29,021        $ 99,358         $3,975       $(161,938)     $132,462
                                           ========       =======        ========         ======       =========      ========
LIABILITIES AND EQUITY
  Current liabilities..................    $    261       $    --        $ 10,431         $  212       $      --      $ 10,904
  Inter-company accounts...............      (3,574)        7,506          (4,941)         1,009              --            --
  Working capital facility.............          --            --          12,098             --              --        12,098
  Long-term debt.......................          --            --          10,476             --              --        10,476
  Shareholders' equity.................     165,359        21,515          71,294          2,754        (161,938)       98,984
                                           --------       -------        --------         ------       ---------      --------
         Total liabilities and
           shareholders' equity........    $162,046       $29,021        $ 99,358         $3,975       $(161,938)     $132,462
                                           ========       =======        ========         ======       =========      ========
STATEMENT OF OPERATIONS INFORMATION:
REVENUES
  Product sales........................    $     --       $    --        $ 48,580         $   --       $      --      $ 48,580
  Marketing alliance and other
    revenue............................          --            --          18,546          7,101            (192)       25,455
                                           --------       -------        --------         ------       ---------      --------
         Total revenues................          --            --          67,126          7,101            (192)       74,035
                                           --------       -------        --------         ------       ---------      --------
OPERATING EXPENSES
  Cost of goods sold...................          --            --          27,704             --              --        27,704
  Selling, general & administration ...       1,359             6          44,649            395              --        46,409
  Dep. & amortization..................           6            --           5,202            312              --         5,520
  Research and development.............          --            --             356          2,936            (192)        3,100
                                           --------       -------        --------         ------       ---------      --------
         Total operating expenses......       1,365             6          77,911          3,643            (192)       82,733
                                           --------       -------        --------         ------       ---------      --------
Interest income (expense), net.........          --         1,437          (2,184)            --              --          (747)
Gain on sale of assets.................          --            --           2,744             --              --         2,744
Income taxes...........................          --            --              --             --              --            --
                                           --------       -------        --------         ------       ---------      --------
NET LOSS...............................    $ (1,365)      $ 1,431        $(10,225)        $3,458       $      --      $ (6,701)
                                           ========       =======        ========         ======       =========      ========

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

             (IN THOUSANDS OF U.S. DOLLARS, EXCEPT PER SHARE DATA)

                                                                                          WARNER
                                                           WARNER                        CHILCOTT
                                                          CHILCOTT                     LABORATORIES
                                            WARNER       (BERMUDA),       WARNER         IRELAND      ELIMINATION
                                         CHILCOTT, PLC      LTD.      CHILCOTT, INC.       LTD.         ENTRIES     CONSOLIDATED
                                         -------------   ----------   --------------   ------------   -----------   ------------
DECEMBER 31, 1998
BALANCE SHEET INFORMATION:
ASSETS
  Cash and cash equivalents............    $      7       $27,160        $ 15,953         $   13       $      --      $ 43,133
  Accounts receivable..................          --           291          16,834            925              --        18,050
  Inventories..........................          --            --          13,099             --              --        13,099
  Other assets.........................          94             2           2,807          4,500              --         7,403
                                           --------       -------        --------         ------       ---------      --------
         Total current assets..........         101        27,453          48,693          5,438              --        81,685
                                           --------       -------        --------         ------       ---------      --------
  Long-term assets.....................          --            --          71,220          4,112              --        75,332
  Investment in subsidiaries...........     146,949            --              --             --        (146,949)           --
                                           --------       -------        --------         ------       ---------      --------
         Total assets..................    $147,050       $27,453        $119,913         $9,550       $(146,949)     $157,017
                                           ========       =======        ========         ======       =========      ========
LIABILITIES AND EQUITY
  Current liabilities..................    $    569       $    --        $ 14,389         $7,826       $      --      $ 22,784
  Inter-company accounts...............     (19,502)       22,358          (5,283)         2,427              --            --
  Working capital facility.............          --            --          20,393             --              --        20,393
  Long-term debt.......................          --            --           8,897             --              --         8,897
  Shareholders' equity.................     165,983         5,095          81,517           (703)       (146,949)      104,943
                                           --------       -------        --------         ------       ---------      --------
         Total liabilities and
           shareholders' equity........    $147,050       $27,453        $119,913         $9,550       $(146,949)     $157,017
                                           ========       =======        ========         ======       =========      ========
STATEMENT OF OPERATIONS INFORMATION:
REVENUES
  Product sales........................    $     --       $    --        $ 47,845         $   --       $      --      $ 47,845
  Marketing alliance and other
    revenue............................          --            --          16,484            750            (185)       17,049
                                           --------       -------        --------         ------       ---------      --------
         Total revenues................          --            --          64,329            750            (185)       64,894
                                           --------       -------        --------         ------       ---------      --------
OPERATING EXPENSES
  Cost of goods sold...................          --            --          34,230             --              --        34,230
  Selling, general & administration ...       2,741            10          38,360            598              --        41,709
  Dep. & amortization..................         234            --           5,311             76              --         5,621
  Research and development.............       2,316            --             330            780            (185)        3,241
                                           --------       -------        --------         ------       ---------      --------
         Total operating expenses......       5,291            10          78,231          1,454            (185)       84,801
                                           --------       -------        --------         ------       ---------      --------
Interest income (expense), net.........          --         2,143          (2,533)            --              --          (390)
Income taxes...........................          --            --              --             --              --            --
                                           --------       -------        --------         ------       ---------      --------
NET LOSS...............................    $ (5,291)      $ 2,133        $(16,435)        $ (704)      $      --      $(20,297)
                                           ========       =======        ========         ======       =========      ========

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

             (IN THOUSANDS OF U.S. DOLLARS, EXCEPT PER SHARE DATA)


                                                                                          WARNER
                                                           WARNER                        CHILCOTT
                                                          CHILCOTT                       PHARMA-
                                            WARNER       (BERMUDA),       WARNER         CEUTICAL     ELIMINATION
                                         CHILCOTT, PLC      LTD.      CHILCOTT, INC.      CORP.         ENTRIES     CONSOLIDATED
                                         -------------   ----------   --------------   ------------   -----------   ------------
DECEMBER 31, 1997
STATEMENT OF OPERATIONS INFORMATION:
REVENUES
  Product sales........................    $     --       $    --        $ 75,827         $   --       $      --      $ 75,827
                                           --------       -------        --------         ------       ---------      --------
         Total revenues................          --            --          75,827             --              --        75,827
                                           --------       -------        --------         ------       ---------      --------
OPERATING EXPENSES
  Cost of goods sold...................          --            --          62,863             --              --        62,863
  Selling, general & administration ...       2,720            23          20,791             84              --        23,618
  Dep. & amortization..................          10           409           5,039             --              --         5,458
  Research and development.............       5,054            --           1,472             --              --         6,526
                                           --------       -------        --------         ------       ---------      --------
         Total operating expenses......       7,784           432          90,165             84              --        98,465
                                           --------       -------        --------         ------       ---------      --------
Interest income (expense), net.........          40         1,228          (7,004)            --              --        (5,736)
Income taxes...........................          --            --              --             --              --            --
                                           --------       -------        --------         ------       ---------      --------
NET LOSS...............................    $ (7,744)      $   796        $(21,342)        $  (84)      $      --      $(28,374)
                                           ========       =======        ========         ======       =========      ========


19.  SUBSEQUENT EVENTS

  Product Acquisitions

     On February 15, 2000 the Company completed the acquisition of three branded pharmaceutical products from Bristol-Myers Squibb Company ("BMS") for a purchase price of $180,000. The purchase price is subject to downward adjustment under certain circumstances. The products acquired were Estrace(R) cream, Ovcon(R) 35 and Ovcon(R) 50. Unaudited revenues for these products in total were estimated to be approximately $50,000 in 1999. In connection with the acquisition, WCI entered into transitional support and supply agreements with BMS under which BMS will supply WCI with its requirements for Estrace(R) cream, Ovcon(R) 35 and Ovcon(R) 50 for a period up to 10 years. The Company acquired all of the intangible assets associated with the three products including the trademarks, regulatory files, manufacturing know-how and other intellectual property. The acquisition of the products will be accounted for as a purchase. Under purchase accounting, the purchase price will be allocated to the tangible and intangible assets acquired based upon their respective fair values as of the purchase date in accordance with Accounting Principle Board Opinion No. 16. The final purchase price and allocation of the purchase price have not been determined. However, a preliminary allocation of the $180,000 purchase price based upon current estimates resulted in $168,000 being allocated to intangible assets associated with the products, primarily the product rights, and $12,000 to goodwill. There were no tangible assets acquired. The Company will amortize the acquired intangible assets over 20 years, their estimated useful life.

  Issuance of Senior Notes

     The Company financed the acquisition of the BMS products discussed above through the sale of senior notes by WCI. On February 15, 2000 WCI issued $200,000 of 12 5/8% senior notes due 2008 at a discount of $3,664 to yield 13%. Interest payments on the senior notes are due semi-annually in arrears on each February 15th and August 15th beginning August 15, 2000. Proceeds from the issuance of the senior notes, net of the discount and estimated transaction expenses, were approximately $186,300. The senior notes will be shown on the Company's balance sheet net of the discount. The discount and transaction fees will be

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

             (IN THOUSANDS OF U.S. DOLLARS, EXCEPT PER SHARE DATA)

amortized to interest expense over the eight-year term of the senior notes. The senior notes are unconditionally guaranteed by Warner Chilcott, plc, WCI's parent company.

  Other Transactions

     In connection with the sale of the 12 5/8% senior notes, on February 14, 2000 the Company prepaid all $10,476 of the senior subordinated discount notes outstanding at a redemption price equal to 105% of the principal amount outstanding. The redemption premium of $524 will be recognized as an extraordinary loss in the first quarter of the year 2000.

     Also in connection with the sale of the 12 5/8% senior notes, on February 18, 2000 the Company prepaid all amounts outstanding under its senior secured working capital facility. On February 28, 2000 the Company amended its working capital facility to reduce the maximum amount available to $10,000 from its previous $30,000 and to extend the life of the agreement for two years under terms substantially the same as were in place under the previous facility.

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

                          FINANCIAL STATEMENT SCHEDULE
                       VALUATION AND QUALIFYING ACCOUNTS
                         (IN THOUSANDS OF U.S. DOLLARS)

                                                    BALANCE AT                   WRITE-OFF'S    BALANCE
                                                   BEGINNING OF    ADDITIONAL      AGAINST      END OF
                                                      PERIOD        RESERVES      RESERVES      PERIOD
                                                   ------------    ----------    -----------    -------
1999:
Allowance for doubtful accounts..................     $1,567         $   22        $  (166)     $1,423
Reserve for inventory obsolescence...............     $1,330         $2,320        $(2,762)     $  888
1998:
Allowance for doubtful accounts..................     $1,519         $   50        $    (2)     $1,567
Reserve for inventory obsolescence...............     $  471         $1,672        $  (813)     $1,330
1997:
Allowance for doubtful accounts..................     $2,030             --        $  (511)     $1,519
Reserve for inventory obsolescence...............     $1,331         $  790        $(1,650)     $  471

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

                CONSOLIDATED BALANCE SHEETS AS OF MARCH 31, 2000
                         (IN THOUSANDS OF U.S. DOLLARS)
                                  (UNAUDITED)

                                                              MARCH 31,
                                                                2000
                                                              ---------
ASSETS
  Current Assets:
     Cash and cash equivalents..............................  $  36,112
     Accounts receivable, net...............................     21,753
     Inventories............................................      6,135
     Prepaid expense and other assets.......................      1,342
                                                              ---------
       Total current assets.................................     65,342
                                                              ---------
  Fixed Assets:
     Equipment, furniture and fixtures, net.................      1,124
  Intangible assets, net....................................    236,484
  Other assets..............................................      8,224
                                                              ---------
       Total assets.........................................  $ 311,174
                                                              =========
LIABILITIES
  Current Liabilities:
     Accounts payable.......................................  $   5,733
     Accrued liabilities....................................      8,722
     Due to Elan Corporation, plc and subsidiaries..........        172
                                                              ---------
       Total current liabilities............................     14,627
                                                              ---------
  Other Liabilities:
     Working capital facility...............................         --
     Long-term debt.........................................    196,370
                                                              ---------
       Total liabilities....................................    210,997
                                                              ---------
SHAREHOLDERS' EQUITY
  Ordinary Shares, par value $.05 per share; 50,000,000
     shares authorized, 12,390,730 shares issued and
     outstanding at March 31, 2000..........................        619
  Deferred Shares, par value IRL1 per share; 30,000 shares
     authorized, 30,000 shares issued and outstanding at
     March 31, 2000.........................................         45
  Additional paid-in capital................................    209,520
  Accumulated deficit.......................................   (109,698)
  Deferred compensation.....................................       (309)
                                                              ---------
     Total shareholders' equity.............................    100,177
                                                              ---------
       Total liabilities and shareholders' equity...........  $ 311,174
                                                              =========

     See accompanying notes to unaudited consolidated financial statements.

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

                     CONSOLIDATED STATEMENTS OF OPERATIONS
               FOR THE THREE MONTHS ENDED MARCH 31, 2000 AND 1999
             (IN THOUSANDS OF U.S. DOLLARS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

                                                                 THREE MONTHS ENDED
                                                                     MARCH 31,
                                                              ------------------------
                                                                 2000          1999
                                                              ----------    ----------
REVENUES
  Branded product sales.....................................  $   14,168    $    8,300
  Generic product sales.....................................       3,367         5,566
  Marketing alliance and other revenue......................       8,544         7,182
                                                              ----------    ----------
     Total revenues.........................................      26,079        21,048
                                                              ----------    ----------
OPERATING EXPENSES
  Cost of goods sold........................................       6,127         8,449
  Selling, general and administrative.......................      12,647        12,111
  Depreciation and amortization.............................       2,421         1,412
  Research and development..................................         469           841
                                                              ----------    ----------
     Total operating expenses...............................      21,664        22,813
                                                              ----------    ----------
OPERATING INCOME (LOSS).....................................       4,415        (1,765)
                                                              ----------    ----------
OTHER INCOME (EXPENSE)
  Interest income...........................................         565           539
  Interest expense..........................................      (3,668)         (771)
                                                              ----------    ----------
     Total other income (expense)...........................      (3,103)         (232)
                                                              ----------    ----------
INCOME (LOSS) BEFORE TAXES AND EXTRAORDINARY ITEM...........       1,312        (1,997)
                                                              ----------    ----------
Income taxes................................................          --            --
                                                              ----------    ----------
INCOME (LOSS) BEFORE EXTRAORDINARY ITEM.....................       1,312        (1,997)
                                                              ----------    ----------
Extraordinary item..........................................        (731)           --
                                                              ----------    ----------
NET INCOME (LOSS)...........................................  $      581    $   (1,997)
                                                              ==========    ==========
EARNINGS (LOSS) PER SHARE:
Basic
  Income (loss) before extraordinary item...................  $     0.11    $    (0.16)
  Extraordinary item........................................  $    (0.06)   $       --
  Net income (loss).........................................  $     0.05    $    (0.16)
                                                              ==========    ==========
Diluted Income (loss) before extraordinary item.............  $     0.10    $    (0.16)
  Extraordinary item........................................  $    (0.05)   $       --
  Net income (loss).........................................  $     0.05    $    (0.16)
                                                              ==========    ==========
WEIGHTED AVERAGE ORDINARY SHARES OUTSTANDING:
  Basic.....................................................  12,382,742    12,366,808
                                                              ==========    ==========
  Diluted...................................................  12,726,250    12,366,808
                                                              ==========    ==========

     See accompanying notes to unaudited consolidated financial statements.

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
               FOR THE THREE MONTHS ENDED MARCH 31, 2000 AND 1999
                         (IN THOUSANDS OF U.S. DOLLARS)
                                  (UNAUDITED)

                                                               THREE MONTHS ENDED
                                                                   MARCH 31,
                                                              --------------------
                                                                2000        1999
                                                              ---------    -------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss).........................................  $     581    $(1,997)
  Adjustments to reconcile net loss to net cash (used in)
     provided by operating activities
     Depreciation and amortization..........................      2,421      1,412
     Amortization on senior notes...........................         33         --
     Deferred financing cost write-off......................        207         --
     Stock compensation expense.............................        495        155
     Changes in assets and liabilities:
       (Increase) decrease in accounts receivable, prepaid
        expense and other assets............................    (10,853)    11,121
       (Increase) decrease in inventories...................     (2,110)     2,053
       Increase (decrease) in accounts payable and accrued
        liabilities.........................................      3,813     (1,602)
       Decrease in due to/from Elan Corporation, plc and
        subsidiaries........................................        (90)    (9,060)
                                                              ---------    -------
          Net cash (used in) provided by operating
            activities......................................     (5,503)     2,082
                                                              ---------    -------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of branded products from Bristol-Myers Squibb....   (175,054)        --
  Purchase of fixed assets..................................        (26)       (54)
                                                              ---------    -------
     Net cash used in investing activities..................   (175,080)       (54)
                                                              ---------    -------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Working capital facility repayment, net...................    (12,098)    (2,200)
  Proceeds from issuance of senior notes due 2008...........    196,337         --
  Redemption of senior subordinated discount notes due
     2001...................................................    (10,476)        --
  Increase in other assets..................................     (8,139)        --
  Net proceeds from issuance of share capital -- stock
     option exercises.......................................        117         --
                                                              ---------    -------
     Net cash provided by (used in) financing activities....    165,741     (2,200)
                                                              ---------    -------
Net decrease in cash and cash equivalents...................    (14,842)      (172)
  Cash and cash equivalents, beginning of period............     50,954     43,133
                                                              ---------    -------
  Cash and cash equivalents, end of period..................  $  36,112    $42,961
                                                              =========    =======

     See accompanying notes to unaudited consolidated financial statements.

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

            NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
                         (IN THOUSANDS OF U.S. DOLLARS)

1. BASIS OF PRESENTATION

     The unaudited consolidated financial statements included herein have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission for reporting on Form 10-Q. Certain information and footnote disclosure normally included in the financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations. The statements should be read in conjunction with the accounting policies and notes to the consolidated financial statements included in Warner Chilcott Public Limited Company's (the "Company") 1999 Annual Report on Form 10-K.

     The Company is an Irish public limited company with operations in Dublin, Ireland and Rockaway, NJ, USA. The Company's financial statements include the financial statements for Warner Chilcott Public Limited Company and all of its subsidiaries and are prepared in U.S. dollars in conformity with United States generally accepted accounting principles.

     In the opinion of management, the financial statements reflect all adjustments necessary for a fair statement of the operations for the interim periods presented.

2. INVENTORIES

     Inventories are valued at the lower of cost or market. Cost is determined principally on the basis of first-in, first-out or standards that approximate average cost.

                                                              MARCH 31,
                                                                2000
                                                              ---------
Raw materials...............................................   $   17
Finishing supplies..........................................       19
Work in process.............................................      678
Finished goods..............................................    5,839
                                                               ------
                                                                6,553
Less: Reserves for obsolescence.............................      418
                                                               ------
  Inventories...............................................   $6,135
                                                               ======

3. DEBT

  Issuance of Senior Notes Due 2008

     On February 15, 2000 Warner Chilcott, Inc., the Company's wholly-owned U.S. operating subsidiary ("WCI"), issued $200,000 of 12 5/8% senior notes due 2008 at a discount of $3,663 to yield 13% (the "Notes"). Interest payments on the Notes are due semi-annually in arrears on each February 15th and August 15th beginning August 15, 2000. Proceeds from the issuance of the Notes, net of the discount and estimated transaction expenses, were approximately $188,300, and were utilized to fund the acquisition of the three branded pharmaceutical products from Bristol-Myers Squibb (see note 4). The Notes are included in the Company's Balance Sheet net of the discount. The discount and transaction fees are being amortized to interest expense over the eight-year term of the Notes. The Notes are unconditionally guaranteed by Warner Chilcott, plc, WCI's parent company.

     On or after February 15, 2004 the Notes are redeemable at the option of WCI, in whole or part, prior to maturity at redemption prices which decrease annually and range from 106.3125% to 100% of the principal amount of the Notes plus accrued interest. In addition, before February 15, 2003 up to 35% of the aggregate principal amount of the Notes are redeemable at the option of WCI from the proceeds of one or more public

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

                         (IN THOUSANDS OF U.S. DOLLARS)

equity offerings of the Company at a redemption price of 112.625% plus accrued interest. If the Company were to undergo a change of control, each Note holder would have the right to require that WCI repurchase the Notes at a purchase price equal to 101% of the principal amount plus accrued interest. The Note indenture limits the Company's ability to incur or guarantee additional debt, as well as pay dividends or distributions on, or redeem or repurchase, capital stock.

  Redemption of Senior Subordinated Discount Notes Due 2001

     On February 14, 2000 the Company prepaid all $10,476 of the senior subordinated discount notes outstanding at a redemption price equal to 105% of the principal amount outstanding. The redemption premium of $524 and the write-off of the deferred financing costs of $93 associated with theses notes are included in the extraordinary item in the Company's Statement of Operations for the three months ended March 31, 2000.

  Amendment to Working Capital Credit Facility

     On February 18, 2000 WCI prepaid all amounts outstanding under its senior secured working capital credit facility. On February 28, 2000 WCI amended its credit facility to reduce the maximum amount available to $10,000 from $30,000 and to extend the expiration date to February 2, 2002. Warner Chilcott, plc unconditionally guaranteed WCI's obligation under the amended credit facility. Other terms of the amended credit facility, provided by PNC Business Credit, are substantially the same as the previous credit facility. The write-off of the deferred financing costs of $114 associated with the previous credit facility is included in the extraordinary item in the Company's Statement of Operations for the three months ended March 31, 2000.

4. PRODUCT ACQUISITIONS

     On February 15, 2000 the Company completed the acquisition of three branded pharmaceutical products from Bristol-Myers Squibb Company ("BMS") for a purchase price of $175,054. The products acquired were Estrace(R) cream, Ovcon(R) 35 and Ovcon(R) 50. In connection with the acquisition, the Company entered into transitional support and supply agreements with BMS under which BMS will supply the Company with its requirements for Estrace(R) cream, Ovcon(R) 35 and Ovcon(R) 50 for a period of up to 10 years. The Company acquired all of the intangible assets associated with the three products including the trademarks, regulatory files, manufacturing know-how and other intellectual property. The acquisition of the products is being accounted for as a purchase. Under purchase accounting, the purchase price is allocated to the tangible and intangible assets acquired based upon their respective fair values as of the purchase date in accordance with Accounting Principles Board Opinion No. 16. The allocation of the purchase price for the branded pharmaceutical products from BMS resulted in an allocation of $168,000 to the products and $7,054 to goodwill, as there were no tangible assets acquired. The acquired intangible assets are being amortized over 20 years, their estimated useful life.

     The following unaudited pro forma information has been prepared as if the February 2000 acquisition of the products, the issuance of the senior notes due 2008, the early redemption of senior subordinated discount notes due 2001 and the prepayment of amounts outstanding under the working capital credit facility (see note 3) had occurred on January 1, 1999 and does not include cost savings expected from the transactions. The unaudited pro forma information does not purport to represent our consolidated results of operations that would have been achieved had the transaction to which pro forma effect is given been consummated as the date or period indicated.

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

                         (IN THOUSANDS OF U.S. DOLLARS)

                                                            THREE MONTHS ENDED MARCH 31,
                                                    --------------------------------------------
                                                            2000                    1999
                                                    --------------------    --------------------
                                                    ACTUAL     PRO FORMA    ACTUAL     PRO FORMA
                                                    -------    ---------    -------    ---------
Revenues..........................................  $26,079     $26,379     $21,048     $32,788
Income (Loss) before extraordinary item...........  $ 1,312     $(2,535)    $(1,997)    $   316
Earnings (Loss) per share -- before extraordinary
  item -- Basic...................................  $  0.11     $ (0.20)    $ (0.16)    $  0.03
Earnings (Loss) per share -- before extraordinary
  item -- Diluted.................................  $  0.10     $ (0.20)    $ (0.16)    $  0.03

5. SCHERING PLOUGH AGREEMENT

     During the three months ended March 31, 2000 the Company derived 15% of its total revenue from the promotion of certain branded pharmaceutical products on behalf of Schering-Plough. The Company's sales force promotes these Schering-Plough products to a targeted physician population and in turn receives a fee based on the market performance of the products. The agreement under which the Company promotes these products expires in December 2000 but may be terminated sooner by either party under certain circumstances. Revenue from this arrangement is included in the Statement of Operations under the caption "Marketing alliance and other revenue."

6. ELAN AGREEMENTS

     In March 1999 the Company reached a binding agreement with Elan Corporation, plc ("Elan") under which Elan agreed to acquire the Company's marketing rights to an extended-release nifedipine product. Under terms of the agreement, as of March 31, 1999 Elan was obligated to make a non-refundable payment, which was received, of $3,000 to the Company and such amount was recorded as revenue in the first quarter of 1999 under the caption "Marketing alliance and other revenue." In June 1999 the Company executed the definitive agreement licensing the extended-release nifedipine product to Elan and received an additional $4,000 that was recorded as revenue in the second quarter of 1999. Under the agreement, additional license fees may be earned by the Company upon the completion of certain milestones including FDA approval of the pending ANDA for the product. The Company is also entitled to receive royalties based upon revenues derived from the product. Other than the $7,000 described above, the Company earned no additional fees or royalties under this agreement during the year ended December 31, 1999. During the three months ended March 31, 2000 the Company earned a milestone payment of $2,000 upon the FDA approval of the ANDA for the product and $600 in royalty fees, both of which are included under the caption "Marketing alliance and other revenue."

7. SALE OF VECTRIN(R)

     During September 1999 the Company completed the sale of its Vectrin(R) product line including certain inventory, samples and the related FDA approval, and received $11,000 in cash at closing. The Company reported a pre-tax gain of $2,744 from the sale. As part of the sale and purchase agreement, the Company is also entitled to receive royalties and milestone payments based on certain future events. During the three months ended March 31, 2000 the Company earned milestone and royalty payments totaling $2,044. Both the milestone and royalty revenues are included in the Statement of Operations under the caption "Marketing alliance and other revenue."

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

                         (IN THOUSANDS OF U.S. DOLLARS)

8. NET INCOME (LOSS) PER ORDINARY SHARE

     Basic net income (loss) per ordinary share has been computed by dividing net income available to ordinary shareholders by the weighted average number of ordinary shares outstanding during the period. Diluted net income per ordinary share is computed by adjusting the weighted average number of ordinary shares outstanding during the period for all potentially dilutive ordinary shares outstanding during the period, and adjusting net income for any changes in income or loss that would result from the conversion of such potential ordinary shares.

     The amount of dilution attributable to share options and warrants issued by the Company is computed under the treasury stock method and depends on the average market price of the Company's ordinary shares for the period. For the three months ended March 31, 2000 an additional 343,508 shares were added to the weighted average number of ordinary shares outstanding in computing diluted earnings per share. Net income used for computing diluted earnings per share was the same as that used for computing basic earnings per share for the three months ended March 31, 2000. Net loss and weighted average shares outstanding used for computing basic and diluted loss per share for the three months ended March 31, 1999 were the same. Stock options and warrants were not included in the diluted calculation since the inclusion of such shares would be antidilutive.

9. COMPREHENSIVE INCOME

     In June 1997, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 130, "Reporting Comprehensive Income". Comprehensive income is defined as the total change in shareholders' equity during the period other than from transactions with shareholders. For the Company, comprehensive loss is comprised solely of net loss.

10. CONTINGENCIES

     The Company is involved in various legal proceedings of a nature considered normal to its business including patent litigation, product liability and other matters. In the event of the adverse outcome of these proceedings, resulting liabilities are either covered by insurance, established reserves or, in the opinion of management, would not have a material adverse effect on the financial condition or results of operations of the Company.

11. UNITED STATES FEDERAL INCOME TAXES

     The Company operates in Ireland and the United States and is subject to various taxes on income in both jurisdictions. The Company's wholly-owned United States subsidiary, Warner Chilcott, Inc., is a United States corporation and, as such, is subject to United States taxation. Ultimate utilization or availability of net operating losses and certain deferred tax assets may be limited if a significant change in ownership occurs, as defined by rules enacted with the United States Tax Reform Act of 1986. The Company did not accrue a liability for Federal or State income taxes in the three months ended March 31, 2000 as a result of the anticipated utilization of these net operating loss carryforwards.

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

                         (IN THOUSANDS OF U.S. DOLLARS)

12. CONSOLIDATING SCHEDULE

     Following are consolidating schedules reflecting Balance Sheet and Statement of Operations information for the Company as of March 31, 2000, and for the three months ended March 31, 2000 and 1999:


                                                                               WARNER
                                                WARNER                        CHILCOTT
                                               CHILCOTT                     LABORATORIES
                                 WARNER       (BERMUDA),       WARNER         IRELAND      ELIMINATION
                              CHILCOTT, PLC      LTD.      CHILCOTT, INC.       LTD.         ENTRIES     CONSOLIDATED
                              -------------   ----------   --------------   ------------   -----------   ------------
MARCH 31, 2000
BALANCE SHEET INFORMATION:
ASSETS
  Cash and cash
     equivalents............    $     17       $  6,066       $ 30,029         $   --       $      --      $ 36,112
  Accounts receivable.......          --             --         20,978            775              --        21,753
  Inventories...............          --             --          6,135             --              --         6,135
  Other assets..............          45             --          1,297                             --         1,342
                                --------       --------       --------         ------       ---------      --------
     Total current assets...          62          6,066         58,439            775              --        65,342
                                --------       --------       --------         ------       ---------      --------
  Long-term assets..........          --             --        242,109          3,723              --       245,832
  Investment in
     subsidiaries...........     185,594             --             --             --        (185,594)           --
                                --------       --------       --------         ------       ---------      --------
     Total assets...........    $185,656       $  6,066       $300,548         $4,498       $(185,594)     $311,174
                                ========       ========       ========         ======       =========      ========
LIABILITIES AND EQUITY
  Current liabilities.......    $    257       $     --       $ 14,258         $  112       $      --      $ 14,627
  Inter-company accounts....      19,947        (15,676)        (3,893)          (378)             --            --
  Working capital
     facility...............          --             --             --             --              --            --
  Long-term debt............          --             --        196,370             --              --       196,370
  Shareholders' equity......     165,452         21,742         93,813          4,764        (185,594)      100,177
                                --------       --------       --------         ------       ---------      --------
     Total liabilities and
       shareholders'
       equity...............    $185,656       $  6,066       $300,548         $4,498       $(185,594)     $311,174
                                ========       ========       ========         ======       =========      ========
STATEMENT OF OPERATIONS
  INFORMATION:
REVENUES
  Product sales.............    $     --       $     --       $ 17,535         $   --       $      --      $ 17,535
  Marketing alliance and
     other revenue..........          --             --          5,975          2,600             (31)        8,544
                                --------       --------       --------         ------       ---------      --------
     Total revenues.........          --             --         23,510          2,600             (31)       26,079
                                --------       --------       --------         ------       ---------      --------
OPERATING EXPENSES
  Cost of goods sold........          --             --          6,127             --              --         6,127
  Selling, general &
     admin..................         499              6         12,105             37              --        12,647
  Depreciation and
     amortization...........          --             --          2,343             78              --         2,421
  Research and
     development............          --             --             24            476             (31)          469
                                --------       --------       --------         ------       ---------      --------
     Total operating
       expenses.............         499              6         20,599            591             (31)       21,664
                                --------       --------       --------         ------       ---------      --------

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

                         (IN THOUSANDS OF U.S. DOLLARS)

                                                                               WARNER
                                                WARNER                        CHILCOTT
                                               CHILCOTT                     LABORATORIES
                                 WARNER       (BERMUDA),       WARNER         IRELAND      ELIMINATION
                              CHILCOTT, PLC      LTD.      CHILCOTT, INC.       LTD.         ENTRIES     CONSOLIDATED
                              -------------   ----------   --------------   ------------   -----------   ------------
  Interest income (expense),
     net....................          --            234         (3,337)            --              --        (3,103)
  Income taxes..............          --             --             --             --              --            --
  Extraordinary item........          --             --           (731)            --              --          (731)
                                --------       --------       --------         ------       ---------      --------
     NET INCOME (LOSS)......    $   (499)      $    228       $ (1,157)        $2,009       $      --      $    581
                                ========       ========       ========         ======       =========      ========
MARCH 31, 1999
STATEMENT OF OPERATIONS
  INFORMATION:
REVENUES
     Product sales..........    $     --       $     --       $ 13,866         $   --       $      --      $ 13,866
     Marketing alliance and
       other revenue........          --             --          3,853          3,379             (50)        7,182
                                --------       --------       --------         ------       ---------      --------
     Total revenues.........          --             --         17,719          3,379             (50)       21,048
                                --------       --------       --------         ------       ---------      --------
OPERATING EXPENSES
  Cost of goods sold........          --             --          8,449             --              --         8,449
  Selling, general &
     admin..................         270              6         11,487            348              --        12,111
  Depreciation and
     amortization...........          --             --          1,334             78                         1,412
  Research and
     development............          --             --            131            760             (50)          841
                                --------       --------       --------         ------       ---------      --------
     Total operating
       expenses.............         270              6         21,401          1,186             (50)       22,813
                                --------       --------       --------         ------       ---------      --------
  Interest income (expense),
     net....................          --            349           (581)            --              --          (232)
  Income taxes..............          --             --             --             --              --            --
                                --------       --------       --------         ------       ---------      --------
     NET INCOME (LOSS)......    $   (270)      $    343       $ (4,263)        $2,193       $      --      $ (1,997)
                                ========       ========       ========         ======       =========      ========

13. SUBSEQUENT EVENT


     On May 4, 2000 the Company entered into an agreement with Galen Holdings PLC under which the Company would be acquired by Galen Holdings PLC. The acquisition would be effected through a scheme of arrangement under the laws of the Republic of Ireland. Under the agreement Galen Holdings, plc proposes to issue 2.5 new Galen ordinary shares for each of the Company's ordinary shares. The acquisition is subject to various conditions, including, among other things, sanction by the High Court of Ireland, regulatory approval, approval by the Company's and Galen's shareholders and Galen obtaining a listing of its shares, in American Depositary Share form, on NASDAQ.


     The proposed transaction with Galen would constitute a change of control under the 12 5/8% senior note indenture. Accordingly, holders of the $200,000 face amount of senior notes would have the right to require that WCI repurchase the senior notes at a purchase price equal to 101% of the principal amount plus accrued interest (see note 3).

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Warner Chilcott Public Limited Company

     We have audited the accompanying historical statements of net sales and product contribution for the years ended December 31, 1999, 1998 and 1997, of the Ovcon and Estrace Cream product lines (the "Products") of Apothecon, a subsidiary of Bristol-Myers Squibb Company. These historical statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these historical statements based on our audits.

     We conducted our audits in accordance with United States generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statements of net sales and product contribution are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in these historical statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statements. We believe that our audits provide a reasonable basis for our opinion.

     As described in Note 2, the accompanying historical statement of net sales and product contribution attributable to the Products are not intended to be a complete presentation of the Ovcon and Estrace Cream financial position or results of operations.

     In our opinion, the historical statements referred to above present fairly, in all material respects, the net sales and product contribution of the Products as described in Note 2 for the years ended December 31, 1999, 1998 and 1997, in conformity with United States generally accepted accounting principles.

KPMG
Short Hills, New Jersey
March 31, 2000

                 OVCON AND ESTRACE CREAM PRODUCTS OF APOTHECON
                 (A SUBSIDIARY OF BRISTOL-MYERS SQUIBB COMPANY)

          HISTORICAL STATEMENTS OF NET SALES AND PRODUCT CONTRIBUTION
              FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------

                                                               1999       1998       1997
                                                              -------    -------    -------
Net sales...................................................  $49,998    $68,696    $62,225
Cost of goods sold..........................................    2,613      4,173      2,889
Distribution................................................      613        728        606
Marketing...................................................    1,861        837        842
Promotion...................................................    1,314        588        631
                                                              -------    -------    -------
     Product contribution...................................  $43,597    $62,370    $57,257
                                                              -------    -------    -------

    See accompanying notes to historical statements of net sales and product contribution.

                 OVCON AND ESTRACE CREAM PRODUCTS OF APOTHECON
                 (A SUBSIDIARY OF BRISTOL-MYERS SQUIBB COMPANY)

    NOTES TO THE HISTORICAL STATEMENTS OF NET SALES AND PRODUCT CONTRIBUTION
                        DECEMBER 31, 1999, 1998 AND 1997
                                 (IN THOUSANDS)

1. DESCRIPTION OF BUSINESS

     Ovcon and Estrace Cream (the "Products") are manufactured and marketed by Apothecon, a subsidiary of Bristol-Myers Squibb Company ("BMS"). Ovcon is an oral contraceptive and is indicated for the prevention of pregnancy. Estrace Cream is a hormone replacement vaginal cream. The Products are sold primarily through distributors in the United States. The Products were acquired by Warner Chilcott, plc (WC) on February 15, 2000.

2. BASIS OF PRESENTATION

     The accompanying historical statements present the combined net sales and product contribution of the Products. These historical statements include all the adjustments necessary for a fair presentation of the net sales and product contribution of the Products. These historical statements set forth the net sales and operational expenses attributable to the Products and do not purport to represent all the costs, expenses and resultant operating earnings or complete financial statements associated with a stand alone, separate entity.


     The statements of net sales and product contribution include amounts attributable to the manufacture, distribution, marketing and promotion of the Products, as allocated primarily based on a percentage of revenues in the Apothecon subsidiary, which management believes to be a reasonable allocation methodology. Net sales include gross sales less product specific sales returns, cash discounts, government rebates, and certain other customer discounts.


     Inventories are valued at average cost, not in excess of market value.

     In January of 1999, BMS entered into a co-promotion agreement to expand promotion of the Products to physicians. Fees relating to this agreement were $716 in 1999 and are classified in marketing expense.

3. NET SALES

                                                              FOR THE YEARS ENDED DECEMBER 31,
                                                              --------------------------------
                                                                1999        1998        1997
                                                              --------    --------    --------
Gross sales.................................................  $57,171     $75,348     $70,284
  Returns...................................................    3,384       3,137       4,977
  Cash discounts............................................    1,279       1,679       1,472
  Government rebates........................................      482         709         540
  Other customer discounts..................................    2,028       1,127       1,070
                                                              -------     -------     -------
Net sales...................................................  $49,998     $68,696     $62,225
                                                              -------     -------     -------

                 OVCON AND ESTRACE CREAM PRODUCTS OF APOTHECON
                 (A SUBSIDIARY OF BRISTOL-MYERS SQUIBB COMPANY)

          NOTES TO THE HISTORICAL STATEMENTS OF NET SALES AND PRODUCT
                          CONTRIBUTION -- (CONTINUED)
                        DECEMBER 31, 1999, 1998 AND 1997
                                 (IN THOUSANDS)

                                                              FOR THE YEARS ENDED DECEMBER 31,
                                                              --------------------------------
                                                                1999        1998        1997
                                                              --------    --------    --------
Net sales
  Ovcon.....................................................  $28,566     $48,394     $47,852
  Estrace Cream.............................................   21,432      20,302      14,373
                                                              -------     -------     -------
                                                              $49,998     $68,696     $62,225
                                                              -------     -------     -------
Product contribution
  Ovcon.....................................................  $24,982     $43,519     $43,699
  Estrace Cream.............................................   18,615      18,851      13,558
                                                              -------     -------     -------
                                                              $43,597     $62,370     $57,257
                                                              -------     -------     -------

     Sales are recorded when goods are shipped. Returns in 1997 include a voluntary recall relating to Ovcon packaging.

     There were four customers individually accounting for more than 10% of the Products' gross sales in all periods presented. In the aggregate these customers accounted for approximately 65% -- 85% of total gross sales.

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Galen Holdings PLC

     We have audited the accompanying consolidated balance sheets of Galen Holdings PLC and subsidiaries ("the Company") as at 30 September 1999 and 1998 and the related consolidated profit and loss accounts, consolidated cashflow statements, consolidated reconciliation of movements in shareholders' funds and consolidated statements of total recognised gains and losses for each of the years in the three year period ended 30 September 1999. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United Kingdom, which are substantially consistent with those in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Galen Holdings PLC and subsidiaries as of 30 September 1999 and 1998 and the results of their operations and their cash flows for each of the years in the three year period ended 30 September 1999 in conformity with generally accepted accounting principles in the United Kingdom.

     Accounting principles generally accepted in the United Kingdom vary in certain significant respects from accounting principles generally accepted in the United States. Application of accounting principles generally accepted in the United States would have affected results of operations for both of the years in the two year period ended 30 September 1999, and shareholders' funds as at 30 September 1999 and 1998 to the extent summarised in Note 33 to the consolidated financial statements.

                                          PRICEWATERHOUSECOOPERS
                                          Chartered Accountants and Registered
                                          Auditors
                                          Belfast
                                          Northern Ireland

17 November 1999 except as to Note 33
which is as of 17 April 2000

                               GALEN HOLDINGS PLC

                     CONSOLIDATED PROFIT AND LOSS ACCOUNTS

                                                   SIX MONTHS TO 31 MARCH       YEAR TO 30 SEPTEMBER
                                                 --------------------------   ------------------------
                                         NOTES    2000     2000      1999      1999     1998     1997
                                         -----   ------   -------   -------   ------   ------   ------
                                                 $'000     L'000     L'000    L'000    L'000    L'000
                                                          UNAUDITED UNAUDITED
TURNOVER
Continuing operations..................          62,514    42,446    31,050   64,247   48,867   39,252
Acquisitions...........................              --        --        --    2,763       --       --
                                                 ------   -------   -------   ------   ------   ------
TOTAL TURNOVER.........................    2     62,514    42,446    31,050   67,010   48,867   39,252
COST OF SALES..........................    3     32,045    21,758    14,902   32,558   23,334   19,826
                                                 ------   -------   -------   ------   ------   ------
GROSS PROFIT...........................    3     30,469    20,688    16,148   34,452   25,533   19,426
                                                 ------   -------   -------   ------   ------   ------
NET OPERATING EXPENSES.................          12,731     8,644     6,759   15,091   11,466    8,928
Exceptional item.......................    3         --        --        --       --    2,731       --
Goodwill amortisation..................           1,327       901        --      671       --       --
                                                 ------   -------   -------   ------   ------   ------
TOTAL NET OPERATING EXPENSES...........    3     14,058     9,545     6,759   15,762   14,197    8,928
                                                 ------   -------   -------   ------   ------   ------
OPERATING PROFIT
CONTINUING OPERATIONS:
Before exceptional item and goodwill
  amortisation.........................          17,738    12,044     9,389   18,679   14,067   10,498
Exceptional item.......................              --        --        --       --    2,731       --
                                                 ------   -------   -------   ------   ------   ------
                                                 17,738    12,044     9,389   18,679   11,336   10,498
Acquisitions...........................              --        --        --      682       --       --
Goodwill amortisation..................          (1,327)     (901)       --     (671)      --       --
                                                 ------   -------   -------   ------   ------   ------
TOTAL OPERATING PROFIT                           16,411    11,143     9,389   18,690   11,336   10,498
Gain on disposal of intangible fixed
  asset................................    4         --        --        --       --       --      750
Investment income......................    5      1,100       747       622      925    1,507      446
                                                 ------   -------   -------   ------   ------   ------
PROFIT ON ORDINARY ACTIVITIES BEFORE
  INTEREST                                       17,511    11,890    10,011   19,615   12,843   11,694
Interest payable and similar charges...    6        948       644       565    1,210      939      348
                                                 ------   -------   -------   ------   ------   ------
PROFIT ON ORDINARY ACTIVITIES
  BEFORE TAXATION......................    7     16,563    11,246     9,446   18,405   11,904   11,346
Taxation on profit on ordinary
  activities...........................    9      3,681     2,499     2,246    4,396    3,580    2,948
                                                 ------   -------   -------   ------   ------   ------
PROFIT ON ORDINARY ACTIVITIES AFTER
  TAXATION                                       12,882     8,747     7,200   14,009    8,324    8,398
Minority interests.....................   23        (57)      (39)       13      (19)     (12)      --
                                                 ------   -------   -------   ------   ------   ------
PROFIT FOR THE FINANCIAL PERIOD                  12,825     8,708     7,213   13,990    8,312    8,398
Dividends..............................   10      1,340       910       640    1,915    1,535      427
                                                 ------   -------   -------   ------   ------   ------
RETAINED PROFIT FOR THE PERIOD.........   22     11,485     7,798     6,573   12,075    6,777    7,971
                                                 ======   =======   =======   ======   ======   ======
EARNINGS PER SHARE.....................   11      10.6C      7.2P      6.2P    12.0P     7.1P     8.0P
ADJUSTED EARNINGS PER SHARE............   11      10.6C      7.2P      6.2P    12.0P     9.5P     8.0P
IIMR EARNINGS PER SHARE................   11      11.8C      8.0P      6.2P    12.6P     7.1P     7.4P
DILUTED EARNINGS PER SHARE.............   11      10.6C      7.2P      6.2P    12.0P     7.1P     8.0P

---------------
All activities relate to continuing operations.

  The accompanying notes are an integral part of these consolidated financial statements.

               RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS' FUNDS

                                       SIX MONTHS TO 31 MARCH             YEAR TO 30 SEPTEMBER
                                  ---------------------------------    --------------------------
                                   2000        2000         1999        1999      1998      1997
                                  -------    ---------    ---------    ------    ------    ------
                                   $'000       L'000        L'000      L'000     L'000     L'000
                                             UNAUDITED    UNAUDITED
Opening shareholders' funds.....  100,330      68,122        56,215    56,215    49,534    11,562
Share issue including premium
  (net of costs)................   53,561      36,367            --        --      (113)   30,004
Profit for the financial
  period........................   12,825       8,708         7,213    13,990     8,312     8,398
Dividends.......................   (1,340)       (910)         (640)   (1,915)   (1,535)     (427)
Exchange difference.............      257         174           (26)     (168)       17        (3)
                                  -------     -------     ---------    ------    ------    ------
CLOSING SHAREHOLDERS' FUNDS.....  165,633     112,461        62,762    68,122    56,215    49,534
                                  =======     =======     =========    ======    ======    ======

          CONSOLIDATED STATEMENT OF TOTAL RECOGNISED GAINS AND LOSSES


                                         SIX MONTHS TO 31 MARCH         YEAR TO 30 SEPTEMBER
                                       --------------------------    --------------------------
                                        2000      2000      1999      1999      1998      1997
                                       ------    ------    ------    ------    ------    ------
                                       $'000     L'000     L'000     L'000     L'000     L'000
                                                 UNAUDITED UNAUDITED
Profit for the financial period......  12,825     8,708     7,213    13,990     8,312     8,398
Translation differences on foreign
  currency net investments...........     257       174       (26)     (168)       17        (3)
                                       ------    ------    ------    ------    ------    ------
Total recognised gains and losses
  relating to the year...............  13,082     8,882     7,187    13,822     8,329     8,395
                                       ======    ======    ======    ======    ======    ======


              CUMULATIVE FOREIGN CURRENCY TRANSLATION DIFFERENCES

                                                              L'000
                                                              -----
At 1 October 1996...........................................    --
Difference arising in year..................................    (3)
                                                              ----
At 1 October 1997...........................................    (3)
Difference arising in year..................................    17
                                                              ----
At 1 October 1998...........................................    14
Difference arising in year..................................  (168)
                                                              ----
At 30 September 1999........................................  (154)
                                                              ====
Unaudited At 1 October 1999.................................  (154)
Difference arising in period................................   174
                                                              ----
Unaudited At 31 March 2000..................................    20
                                                              ====

  The accompanying notes are an integral part of these consolidated financial statements.

                               GALEN HOLDINGS PLC

                          CONSOLIDATED BALANCE SHEETS


                                                          AS AT 31 MARCH      AS AT 30 SEPTEMBER
                                                        ------------------    -------------------
                                               NOTES     2000       2000        1999       1998
                                               -----    -------    -------    --------    -------
                                                         $'000      L'000      L'000       L'000
                                                                   UNAUDITED
Fixed assets:
Intangible assets............................   12       51,510     34,974     35,337        401
Tangible assets..............................   13      108,020     73,343     65,173     57,154
                                                        -------    -------    -------     ------
                                                        159,530    108,317    100,510     57,555
                                                        -------    -------    -------     ------
Current assets:
Stocks.......................................   15       15,878     10,781      8,829      4,811
Debtors......................................   16       28,067     19,057     15,826     12,402
Cash at bank and in hand.....................            56,315     38,237      6,351     16,213
                                                        -------    -------    -------     ------
                                                        100,260     68,075     31,006     33,426
Creditors: amounts falling due within one
  year.......................................   17       41,826     28,399     27,112     17,317
                                                        -------    -------    -------     ------
Net current assets...........................            58,434     39,676      3,894     16,109
                                                        -------    -------    -------     ------
Total assets less current liabilities........           217,964    147,993    104,404     73,664
Creditors: amounts falling due after more
  than one year..............................   18       42,269     28,700     29,981     10,746
Deferred income..............................   20        9,959      6,762      6,270      6,691
                                                        -------    -------    -------     ------
Net assets...................................           165,736    112,531     68,153     56,227
                                                        =======    =======    =======     ======
Capital and reserves:
Called up share capital......................   21       18,744     12,727     12,127     12,127
Share premium account........................   22       81,050     55,031     19,264     19,264
Profit and loss account......................   22       65,839     44,703     36,731     24,824
                                                        -------    -------    -------     ------
Equity shareholders' funds...................           165,633    112,461     68,122     56,215
Minority interests -- equity.................   23          103         70         31         12
                                                        -------    -------    -------     ------
                                                        165,736    112,531     68,153     56,227
                                                        =======    =======    =======     ======


  The accompanying notes are an integral part of these consolidated financial statements.

                               GALEN HOLDINGS PLC

                       CONSOLIDATED CASH FLOW STATEMENTS


                                             SIX MONTHS TO 31 MARCH              YEAR TO 30 SEPTEMBER
                                       ----------------------------------    -----------------------------
                                         2000        2000         1999        1999       1998       1997
                                        $'000        L'000        L'000       L'000      L'000      L'000
                                       --------    ---------    ---------    -------    -------    -------
                                                   UNAUDITED    UNAUDITED
Net cash inflow from operating
  activities before exceptional item
  (Note 25)..........................    11,656       7,914       6,283       16,654     14,258      8,781
Exceptional abortive acquisition
  costs..............................        --          --          --       (2,692)        --         --
                                       --------    --------      ------      -------    -------    -------
Net cash inflow from operating
  activities.........................    11,656       7,914       6,283       13,962     14,258      8,781
                                       --------    --------      ------      -------    -------    -------
Returns on investments and servicing
  of finance
Interest paid........................      (947)       (643)       (455)      (1,057)      (838)      (342)
Interest paid on hire purchase
  agreements.........................       (22)        (15)        (12)         (26)        (6)        (5)
Interest received....................       451         306         546          724      1,323        195
                                       --------    --------      ------      -------    -------    -------
                                           (518)       (352)         79         (359)       479       (152)
                                       --------    --------      ------      -------    -------    -------
Taxation
U.K. Corporation tax paid............    (1,507)     (1,023)       (133)      (3,584)    (2,822)    (1,880)
                                       --------    --------      ------      -------    -------    -------
Capital expenditure
Purchase of tangible fixed assets....   (11,021)     (7,483)     (4,507)     (10,604)   (18,977)   (25,267)
Sale of tangible fixed assets........        46          31          --           15         19          1
Sale of intangible fixed assets......        --          --          --           --         --        750
Purchase of intangible fixed
  assets.............................        --          --          --         (100)        --        (13)
Government grants received...........     1,639       1,113         449          566      1,682      2,020
                                       --------    --------      ------      -------    -------    -------
                                         (9,336)     (6,339)     (4,058)     (10,123)   (17,276)   (22,509)
                                       --------    --------      ------      -------    -------    -------
Acquisitions
Purchase of subsidiary
  undertakings.......................    (2,772)     (1,882)       (399)     (23,709)        --         --
Net borrowings acquired with
  subsidiary undertakings............        --          --          --           (6)        --         --
                                       --------    --------      ------      -------    -------    -------
                                         (2,772)     (1,882)       (399)     (23,715)        --         --
                                       --------    --------      ------      -------    -------    -------
Equity dividends paid................    (2,062)     (1,400)     (1,067)      (1,648)      (979)        --
                                       --------    --------      ------      -------    -------    -------
Net cash (outflow)/inflow before
  management of liquid resources and
  financing..........................    (4,539)     (3,082)        705      (25,467)    (6,340)   (15,760)
                                       --------    --------      ------      -------    -------    -------
Management of liquid resources
(Increase)/decrease in short-term
  deposits...........................   (45,287)    (30,749)         --       11,500      3,000    (20,000)
                                       --------    --------      ------      -------    -------    -------
Financing
Issue of ordinary share capital (net
  of expenses).......................    53,561      36,367          --           --       (113)    30,004
Loans (repaid)/obtained net..........    (3,183)     (2,161)        225       14,627        469      8,566
Principal repayment under hire
  purchase agreements................      (182)       (124)       (101)        (207)       (55)        (4)
                                       --------    --------      ------      -------    -------    -------
                                         50,196      34,082         124       14,420        301     38,566
                                       --------    --------      ------      -------    -------    -------
Increase/(decrease) in cash in the
  period.............................       370         251         829          453     (3,039)     2,806
                                       ========    ========      ======      =======    =======    =======


  The accompanying notes are an integral part of these consolidated financial statements.

                             NOTES TO THE ACCOUNTS

1 PRINCIPAL ACCOUNTING POLICIES

     The financial statements have been prepared in accordance with applicable Accounting Standards in the United Kingdom. A summary of the more important group accounting policies, which have been applied consistently, is set out below.

  Basis of accounting

     The financial statements are prepared in accordance with the historical cost convention.

  Changes in accounting presentation


     FRS 13 'Derivatives and other financial instruments: disclosures' came into effect for the 1999 financial statements and the relevant disclosure is included in Note 18. The Group did not have derivative financial instruments at any time during the financial year; the disclosure is limited therefore to primary financial instruments.


     FRS 14 'Earnings per share' has been adopted and consequently basic and diluted earnings per share have been calculated in accordance with the new methodology. Comparative basic and diluted earnings per share have been re-calculated on the same basis. Dividend income arising on shares in the Employee Benefit Trust which was previously included in investment income is now deducted from the aggregate of dividends paid and proposed. Comparative amounts have been restated.

  Basis of consolidation

     The consolidated financial statements incorporate the financial statements of the Company and each of its subsidiaries for the three years ended 30 September 1999. The results of subsidiaries sold or acquired are included in the consolidated profit and loss account up to, or from, the date control passes. Intra-group transactions are eliminated fully on consolidation.

  Goodwill

     Goodwill arising on consolidation, representing the excess of the fair value of the purchase consideration over the fair value of the identifiable net assets acquired, is accounted for as an asset and amortised over its useful economic life. This has been assessed as 5 to 20 years in relation to goodwill arising on the various acquisitions.

  Turnover

     Turnover represents the invoiced value of goods and services supplied by the group exclusive of VAT, and is net of sales returns, trade discounts and rebates. Revenue is recognised upon shipment of product, which is when title to the product is transferred to the customer, or upon completion of services to the customer.

  Stocks

     Stocks are valued at the lower of cost and net realisable value. Cost is determined on a first in, first out basis and includes transport and handling costs. In the case of manufactured products, cost includes all direct expenditure and overheads, based on the normal level of activity. Where necessary, provision is made for obsolete, slow moving and defective stocks.

  Research and development

     Expenditure on research and development is written off in the year in which it is incurred.

  Intangible assets


     Product licences acquired are capitalised and amortised over their estimated useful economic lives, not usually exceeding 15 years.


  Deferred taxation

     Tax deferred or accelerated is accounted for in respect of all material timing differences to the extent that it is probable that a liability or asset will crystallise.

  Pension costs

     Retirement benefits are provided for employees by a defined contribution pension scheme whereby the assets of the scheme are held separately from those of the group in an independently administered scheme. Contributions are charged against profits as they become due.

  Revenue grants

     Revenue grants relating to research and development expenditure are credited to profit and loss account as a reduction of net operating expenses in the period of receipt. Employment grants are similarly credited in the period in which the expenditure is incurred.

  Capital grants

     Capital grants are treated as deferred income and then credited to revenue over the expected useful lives of the related assets.

  Tangible fixed assets

     The cost of tangible fixed assets is their purchase cost together with any incidental expenses of acquisition.

     No depreciation is charged on land. For all other tangible assets, depreciation is calculated on a straight line basis to write off the cost over their useful lives. The rates used are:-

Buildings................................................         2%
Plant and machinery......................................        10%
Motor vehicles...........................................        25%
Fixtures and fittings....................................  10% - 20%

  Hire purchase and finance leases


     Assets acquired under hire purchase contracts and finance lease agreements (both are capital leases for U.S. GAAP purposes) are recorded in the balance sheet as tangible fixed assets and depreciated over the shorter of their estimated useful lives and the hire term. Future instalments under such contracts, net of finance charges, are included within creditors. Rentals payable are apportioned between the finance element, which is charged to the profit and loss account as interest, and the capital element, which reduces the outstanding obligation for future instalments.


  Operating leases

     Costs in respect of operating leases are charged on a straight line basis over the lease term.

  Foreign currencies

     Assets, liabilities, revenues and costs denominated in foreign currencies are recorded at the rate of exchange ruling at the date of the transactions, monetary assets and liabilities at the balance sheet date are translated at the year end rate of exchange. All exchange differences thus arising are reported as part of the results for the year. Differences on exchange arising from the retranslation of the opening net investment in subsidiary companies are taken to reserves.

2 SEGMENTAL ANALYSIS

     Geographical analysis


                                                 SIX MONTHS TO
                                                    31 MARCH           YEAR TO 30 SEPTEMBER
                                                ----------------    --------------------------
                                                 2000      1999      1999      1998      1997
                                                ------    ------    ------    ------    ------
                                                L'000     L'000     L'000     L'000     L'000
                                                ------    ------    ------    ------    ------
                                                   UNAUDITED
SALES BY DESTINATION

U.K...........................................  22,033    17,370    37,186    31,941    30,518
North America.................................  13,729     9,144    19,359     8,870     1,986
Rest of World.................................   6,684     4,536    10,465     8,056     6,748
                                                ------    ------    ------    ------    ------
                                                42,446    31,050    67,010    48,867    39,252
                                                ======    ======    ======    ======    ======
The above analysis includes the following
  amount relating to acquisitions:

U.K...........................................      --        --     1,260        --        --
North America.................................      --        --     1,503        --        --
                                                ------    ------    ------    ------    ------
                                                    --        --     2,763        --        --
                                                ======    ======    ======    ======    ======
SALES BY ORIGIN
U.K...........................................  33,307    25,428    54,577    42,880    37,648
North America.................................   8,570     5,149    11,548     5,164       711
Rest of World.................................     569       473       885       823       893
                                                ------    ------    ------    ------    ------
                                                42,446    31,050    67,010    48,867    39,252
                                                ======    ======    ======    ======    ======
The above analysis includes the following
  amounts relating to acquisitions:

U.K...........................................      --        --     1,260        --        --
North America.................................      --        --     1,503        --        --
                                                ------    ------    ------    ------    ------
                                                    --        --     2,763        --        --
                                                ======    ======    ======    ======    ======

     Geographical analysis of Group's profit before taxation, by territory of origin



                                                 SIX MONTHS TO
                                                    31 MARCH           YEAR TO 30 SEPTEMBER
                                                ----------------    --------------------------
                                                 2000      1999      1999      1998      1997
                                                ------    ------    ------    ------    ------
                                                L'000     L'000     L'000     L'000     L'000
                                                ------    ------    ------    ------    ------
                                                   UNAUDITED
U.K...........................................  10,186     9,013    17,461    12,113    12,183
North America.................................   1,832       998     2,154       730      (490)
Rest of World.................................    (128)       --        --        --         1
                                                ------    ------    ------    ------    ------
Profit before interest........................  11,890    10,011    19,615    12,843    11,694
Interest payable..............................    (644)     (565)   (1,210)     (939)     (348)
                                                ------    ------    ------    ------    ------
Profit before taxation........................  11,246     9,446    18,405    11,904    11,346
                                                ======    ======    ======    ======    ======
The above analysis includes the following
  amounts relating to acquisitions:
U.K...........................................      --        --       344        --        --
North America.................................      --        --       338        --        --
                                                ------    ------    ------    ------    ------
Profit before interest........................      --        --       682        --        --
Interest payable..............................      --        --        --        --        --
                                                ------    ------    ------    ------    ------
Profit before taxation........................      --        --       682        --        --
                                                ======    ======    ======    ======    ======


     Geographical analysis of net assets


                                                                          AS AT 30 SEPTEMBER
                                                    AS AT 31 MARCH    --------------------------
                                                         2000          1999      1998      1997
                                                    --------------    ------    ------    ------
                                                        L'000         L'000     L'000     L'000
                                                      UNAUDITED
U.K...............................................     111,009        67,280    56,557    49,860
North America.....................................       1,648           871      (332)     (328)
Rest of World.....................................        (126)            2         2         2
                                                       -------        ------    ------    ------
Net operating assets..............................     112,531        68,153    56,227    49,534
                                                       =======        ======    ======    ======
The above analysis includes the following amounts
  relating to acquisitions:
U.K...............................................          --           119        --        --
North America.....................................          --           881        --        --
                                                       -------        ------    ------    ------
Net assets........................................          --         1,000        --        --
                                                       =======        ======    ======    ======

     Geographical analysis of total assets


                                                                         AS AT 30 SEPTEMBER
                                                   AS AT 31 MARCH    ---------------------------
                                                        2000          1999       1998      1997
                                                   --------------    -------    ------    ------
                                                     L'000            L'000     L'000     L'000
                                                     UNAUDITED
U.K..............................................     138,530         98,091    77,487    66,626
North America....................................      36,788         32,347    12,960    10,214
Rest of World....................................       1,074          1,078       534       141
                                                      -------        -------    ------    ------
Total assets.....................................     176,392        131,516    90,981    76,981
                                                      =======        =======    ======    ======
The above analysis includes the following amounts
  relating to acquisitions:
U.K..............................................          --            968        --        --
North America....................................          --          1,065        --        --
                                                      -------        -------    ------    ------
Total assets.....................................          --          2,033        --        --
                                                      =======        =======    ======    ======


     For internal financial reporting purposes, operating results are analysed into two businesses; pharmaceutical products and pharmaceutical services. Pharmaceutical products comprise prescription and sterile products, Galen and Sterile Solutions divisions respectively. Pharmaceutical services comprise clinical trials services and chemical synthesis services divisions. The divisions are summarised as follows:


ETHICAL PHARMACEUTICAL PRODUCTS (PRESCRIPTION MEDICINES)


  Galen division


     The Galen pharmaceutical division manufactures and markets prescription medicines to healthcare professionals in several key therapy areas: analgesia, anti-infectives, gastroenterology, respiratory and cardiovascular. Research and development is focused on the development of proprietary drug delivery applications and technologies for international exploitation.


  Sterile Solutions division


     The Sterile Solutions division manufactures and supplies intravenous and other sterile solutions, primarily for human use. The sterile manufacturing facility contains a suite for the manufacture of unfilled PVC bags and provides a strong base for the speciality manufacturing business.


ETHICAL PHARMACEUTICAL SERVICES

  Clinical Trial Services division


     Clinical Trial Services (CTS) designs, manufactures and compiles patient packs for use in clinical trials, which are then distributed worldwide. From its state-of-the-art facilities in Craigavon and Pennsylvania, CTS provides a global service to many multinational pharmaceutical companies, contract research and biotech organizations.



     Interactive Clinical Technologies Inc. (ICTI) provides interactive voice response systems (IVRS) for clinical trials' management from its bases in Lambertville (New Jersey), San Francisco and Maidenhead (United Kingdom). ICTI's technological developments enable clients to manage drug supplies efficiently and collect real-time patient enrolment data.

  Chemical Synthesis Services division


     SynGal operates a current Good Manufacturing Practice (cGMP) custom chemical synthesis service for the pharmaceutical and related chemicals industry. From its facility at Craigavon, SynGal manufactures highly active pharmaceutical ingredients (APIs), intermediates and fine chemicals to pilot plant scale.



     QuChem, a 76 percent owned subsidiary of Galen, offers a complementary service to SynGal, providing laboratory scale research in pharmaceutical chemistry. QuChem is based at the Queen's University of Belfast in Northern Ireland, where there are established links in to an extensive technology base.


ANALYSIS OF THE GROUP'S TURNOVER BY CLASS OF BUSINESS

                                                 SIX MONTHS TO
                                                    31 MARCH           YEAR TO 30 SEPTEMBER
                                                ----------------    --------------------------
                                                 2000      1999      1999      1998      1997
                                                ------    ------    ------    ------    ------
                                                L'000     L'000     L'000     L'000     L'000
                                                   UNAUDITED
Pharmaceutical products
  Galen.......................................  18,958    15,425    31,389    25,915    21,635
  Sterile Solutions...........................   4,207     3,511     7,227     6,541     7,256
                                                ------    ------    ------    ------    ------
                                                23,165    18,936    38,616    32,456    28,891
                                                ------    ------    ------    ------    ------
Pharmaceutical services
  Clinical Trial Services.....................  17,480    11,347    26,204    15,875    10,361
  Chemical Synthesis..........................   1,801       767     2,190       536        --
                                                ------    ------    ------    ------    ------
                                                19,281    12,114    28,394    16,411    10,361
                                                ------    ------    ------    ------    ------
                                                42,446    31,050    67,010    48,867    39,252
                                                ======    ======    ======    ======    ======

     Analysis of the Group's profit before taxation by class of business


                                          PHARMACEUTICAL PRODUCTS    PHARMACEUTICAL SERVICES
                                          -----------------------    -----------------------
                                                        STERILE      CLINICAL      CHEMICAL
                                           GALEN       SOLUTIONS      TRIALS       SYNTHESIS    TOTAL
                                          -------      ----------    --------      ---------    ------
                                           L'000         L'000        L'000          L'000      L'000
YEAR TO 30 SEPTEMBER 1999
Turnover................................  31,389         7,227        26,204         2,190      67,010
Cost of sales...........................  14,031         4,714        12,089         1,724      32,558
                                          ------         -----        ------         -----      ------
Gross profit............................  17,358         2,513        14,115           466      34,452
Net operating expenses..................   7,979         1,529         5,182         1,072      15,762
                                          ------         -----        ------         -----      ------
Operating profit........................   9,379           984         8,933          (606)     18,690
                                          ------         -----        ------         -----
Investment income.......................                                                           925
                                                                                                ------
Profit before interest..................                                                        19,615
Interest payable........................                                                         1,210
                                                                                                ------
Profit before taxation..................                                                        18,405
                                                                                                ======

                                          PHARMACEUTICAL PRODUCTS    PHARMACEUTICAL SERVICES
                                          -----------------------    -----------------------
                                                        STERILE      CLINICAL      CHEMICAL
                                           GALEN       SOLUTIONS      TRIALS       SYNTHESIS    TOTAL
                                          -------      ----------    --------      ---------    ------
                                           L'000         L'000        L'000          L'000      L'000
YEAR TO 30 SEPTEMBER 1998
Turnover................................  25,915         6,541        15,875           536      48,867
Cost of sales...........................  11,437         3,779         7,718           400      23,334
                                          ------         -----        ------         -----      ------
Gross profit............................  14,478         2,762         8,157           136      25,533
Net operating expenses..................   9,188         1,813         2,679           517      14,197
                                          ------         -----        ------         -----      ------
Operating profit........................   5,290           949         5,478          (381)     11,336
                                          ------         -----        ------         -----
Investment income.......................                                                         1,507
                                                                                                ------
Profit before interest..................                                                        12,843
Interest payable........................                                                           939
                                                                                                ------
Profit before taxation..................                                                        11,904
                                                                                                ======
YEAR TO 30 SEPTEMBER 1997
Turnover................................  21,635         7,256        10,361            --      39,252
Cost of sales...........................   9,367         4,805         5,542           112      19,826
                                          ------         -----        ------         -----      ------
Gross profit............................  12,268         2,451         4,819          (112)     19,426
Net operating expenses..................   5,289         1,509         1,928           202       8,928
                                          ------         -----        ------         -----      ------
Operating profit........................   6,979           942         2,891          (314)     10,498
                                          ------         -----        ------         -----
Gain on asset disposal..................                                                           750
Investment income.......................                                                           446
                                                                                                ------
Profit before interest..................                                                        11,694
Interest payable........................                                                           348
                                                                                                ------
Profit before taxation..................                                                        11,346
                                                                                                ======
UNAUDITED
SIX MONTHS TO 31 MARCH 2000
Turnover................................  18,958         4,207        17,480         1,801      42,446
Cost of sales...........................   9,174         2,702         8,735         1,147      21,758
                                          ------         -----        ------         -----      ------
Gross profit............................   9,784         1,505         8,745           654      20,688
Net operating expenses..................   5,117           692         3,105           631       9,545
                                          ------         -----        ------         -----      ------
Operating profit........................   4,667           813         5,640            23      11,143
                                          ------         -----        ------         -----
Investment income.......................                                                           747
                                                                                                ------
Profit before interest..................                                                        11,890
Interest payable........................                                                           644
                                                                                                ------
Profit before taxation..................                                                        11,246
                                                                                                ======

                                          PHARMACEUTICAL PRODUCTS    PHARMACEUTICAL SERVICES
                                          -----------------------    -----------------------
                                                        STERILE      CLINICAL      CHEMICAL
                                           GALEN       SOLUTIONS      TRIALS       SYNTHESIS    TOTAL
                                          -------      ----------    --------      ---------    ------
                                           L'000         L'000        L'000          L'000      L'000
UNAUDITED
SIX MONTHS TO 31 MARCH 1999
Turnover................................  15,425         3,511        11,347           767      31,050
Cost of sales...........................   7,077         2,338         4,714           773      14,902
                                          ------         -----        ------         -----      ------
Gross profit............................   8,348         1,173         6,633            (6)     16,148
Net operating expenses..................   3,468           696         2,098           497       6,759
                                          ------         -----        ------         -----      ------
Operating profit........................   4,880           477         4,535          (503)      9,389
                                          ------         -----        ------         -----
Investment income.......................                                                           622
                                                                                                ------
Profit before interest..................                                                        10,011
Interest payable........................                                                           565
                                                                                                ------
Profit before taxation..................                                                         9,446
                                                                                                ======


     Analysis of the Group's net assets by class of business

                                                                          AS AT 30 SEPTEMBER
                                                    AS AT 31 MARCH    --------------------------
                                                         2000          1999      1998      1997
                                                    --------------    ------    ------    ------
                                                        L'000         L'000     L'000     L'000
                                                      UNAUDITED
Pharmaceutical products
  Galen...........................................      87,712        49,745    46,398    45,233
  Sterile Solutions...............................       6,717         5,757     4,776     3,781
Pharmaceutical services
  Clinical Trials.................................      16,807        12,522     5,002       520
  Chemical Synthesis..............................       1,295           129        51        --
                                                       -------        ------    ------    ------
                                                       112,531        68,153    56,227    49,534
                                                       =======        ======    ======    ======

     Analysis of the Group's total assets by class of business

                                                                         AS AT 30 SEPTEMBER
                                                   AS AT 31 MARCH    ---------------------------
                                                        2000          1999       1998      1997
                                                   --------------    -------    ------    ------
                                                       L'000          L'000     L'000     L'000
                                                     UNAUDITED
Pharmaceutical products
  Galen..........................................      88,457         54,608    42,690    45,320
  Sterile Solutions..............................      12,078         11,303    10,063     7,803
Pharmaceutical services
  Clinical Trials................................      59,701         50,286    25,380    18,246
  Chemical Synthesis.............................      16,156         15,319    12,848     5,612
                                                      -------        -------    ------    ------
                                                      176,392        131,516    90,981    76,981
                                                      =======        =======    ======    ======

RELIANCE ON MAJOR CUSTOMERS (10% OR MORE OF REVENUE)

     In the year ended 30 September 1999 revenue from one customer amounted to 11.3% of consolidated revenue. No single customer exceeded 10% of consolidated revenue in the years ended 30 September 1998 and 1997. Amounts outstanding from the major customer at 30 September 1999 totalled [pound sterling] 2,915,000.

RELIANCE ON MAJOR PRODUCTS

     Sales of one pharmaceutical product, Kapake(R), in the year ended 30 September 1999 represented 12.3% of consolidated turnover (1998: 16.3%, 1997:
14.2%).

3  COST OF SALES, GROSS PROFIT AND NET OPERATING EXPENSES

                                                 SIX MONTHS TO
                                                    31 MARCH           YEAR TO 30 SEPTEMBER
                                                ----------------    --------------------------
                                                 2000      1999      1999      1998      1997
                                                ------    ------    ------    ------    ------
                                                            [POUND STERLING] '000
                                                   UNAUDITED
Turnover......................................  42,446    31,050    67,010    48,867    39,252
Cost of sales.................................  21,758    14,902    32,558    23,334    19,826
                                                ------    ------    ------    ------    ------
Gross profit..................................  20,688    16,148    34,452    25,533    19,426
                                                ------    ------    ------    ------    ------
Distribution costs............................   4,215     3,234     6,766     5,254     4,300
                                                ------    ------    ------    ------    ------
Administrative expenses before exceptional
  item........................................   5,298     4,423     9,616     7,544     5,664
Exceptional administrative expenses...........      --        --        --     2,731        --
Goodwill amortisation.........................     901        --       671        --        --
                                                ------    ------    ------    ------    ------
Total administrative expenses.................   6,199     4,423    10,287    10,275     5,664
                                                ------    ------    ------    ------    ------
Other operating income........................    (869)     (898)   (1,291)   (1,332)   (1,036)
                                                ------    ------    ------    ------    ------
Net operating expenses........................   9,545     6,759    15,762    14,197     8,928
                                                ------    ------    ------    ------    ------
Group operating profit........................  11,143     9,389    18,690    11,336    10,498
                                                ======    ======    ======    ======    ======

     The exceptional item in 1998 related to the abortive costs of the proposed acquisition of Ferring AB.

     Cost of sales, gross profit, distribution costs and administrative expenses include, in respect of subsidiary undertakings acquired during 1999, [pound sterling] 1,320,000, [pound sterling] 1,443,000, [pound sterling] 22,000 and [pound sterling] 739,000 respectively.

4 GAIN ON DISPOSAL OF INTANGIBLE FIXED ASSETS

     This gain in 1997 related to the disposal of the business and assets, including goodwill and know-how, in relation to a catheter-care product.

     The taxation charge relating to this gain was [pound sterling] 124,000.

5 INVESTMENT INCOME

                                                         SIX MONTHS TO
                                                            31 MARCH        YEAR TO 30 SEPTEMBER
                                                         --------------    -----------------------
                                                         2000     1999     1999     1998     1997
                                                         -----    -----    -----    -----    -----
                                                                   [POUND STERLING] '000
                                                           UNAUDITED
Interest on bank deposits..............................   747      622      925     1,507     446
                                                          ===      ===      ===     =====     ===

6 INTEREST PAYABLE AND SIMILAR CHARGES

                                                         SIX MONTHS TO
                                                            31 MARCH        YEAR TO 30 SEPTEMBER
                                                         --------------    -----------------------
                                                         2000     1999     1999     1998     1997
                                                         -----    -----    -----    -----    -----
                                                                   [POUND STERLING] '000
                                                           UNAUDITED
On bank loans and overdrafts...........................   629      553     1,184     933      343
On hire purchase agreements............................    15       12        26       6        5
                                                          ---      ---     -----     ---      ---
                                                          644      565     1,210     939      348
                                                          ===      ===     =====     ===      ===

7 PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION

                                                               YEAR TO 30 SEPTEMBER
                                                              -----------------------
                                                              1999     1998     1997
                                                              -----    -----    -----
                                                               [POUND STERLING] '000
PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION IS AFTER
  CHARGING:
Depreciation -- tangible fixed assets -- owned..............  2,940    1,952    1,298
                                      -- hire purchase and
                                      lease.................     86       45       21
              -- intangible fixed assets....................     36       33       32
Amortisation of goodwill....................................    671       --       --
Auditors' remuneration -- for audit.........................     35       27       25
                         -- other services..................     58      214       12
Research and development expenditure........................  3,978    3,059    2,273
Hire of plant and machinery -- operating leases.............    359      270      271
Hire of other assets -- operating leases....................    237       69       53
                                                              -----    -----    -----
and after crediting:
Transfer from capital grants reserve........................    987      616      436
Revenue grants..............................................  1,291    1,331    1,036
                                                              -----    -----    -----

AUDITORS' REMUNERATION -- OTHER SERVICES

     The 1999 total includes [pound sterling] 12,000 in relation to consultancy (1998: [pound sterling] Nil, 1997: [pound sterling] Nil)) with the balance consisting of taxation services and grants certification. The 1998 amount included [pound sterling] 203,000 for due diligence services relating to the aborted acquisition.

     The auditors also received remuneration during 1999 for due diligence services totalling [pound sterling] 18,000.

     The auditors also received remuneration during 1997 for due diligence services related to the flotation totalling [pound sterling] 175,000.

8 DIRECTORS' EMOLUMENTS AND EMPLOYEE INFORMATION


                                                              1999     1998     1997
                                                              -----    -----    -----
                                                               [POUND STERLING] '000
DIRECTORS' EMOLUMENTS (TOTAL SALARY AND BENEFITS)
Aggregate emoluments........................................   655      502      440
Company pension contributions to defined contribution
  schemes...................................................    59       57       56
                                                               ===      ===      ===


     Retirement benefits are accruing to three Directors (1998: three, 1997: three) under the Group's defined contribution schemes.

                                                              1999     1998     1997
                                                              -----    -----    -----
                                                              L'000    L'000    L'000
HIGHEST PAID DIRECTOR
Aggregate emoluments........................................   226      167      156
Company pension contributions to defined contribution
  schemes...................................................    25       25       25
                                                               ===      ===      ===

     Details of individual Directors' emoluments for the year ended 30 September 1999 are as follows:

                                         AJ MCCLAY    JA KING    RG ELLIOTT    AD ARMSTRONG    TOTAL
                                         ---------    -------    ----------    ------------    -----
                                           L'000       L'000       L'000          L'000        L'000
EXECUTIVE DIRECTORS
Salary.................................     50          195         150            105          500
Bonus..................................     --           20          20             20           60
Benefits...............................      8           11          11              5           35
Pension contributions..................     --           25          25              9           59
                                            --          ---         ---            ---          ---
1999 TOTAL.............................     58          251         206            139          654
                                            ==          ===         ===            ===          ===
1998 total (including pension
  contributions).......................     56          192         165             98          511
                                            ==          ===         ===            ===          ===
1998 pension contributions.............     --           25          25              7           57
                                            ==          ===         ===            ===          ===

                                                              FEES     FEES     FEES
                                                              1999     1998     1997
                                                              -----    -----    -----
                                                              L'000    L'000    L'000
NON-EXECUTIVE DIRECTORS
HA Ennis....................................................   20       20       18
D Gibbons...................................................   20       20       12
MG Carter...................................................   20        8       --
                                                               --       --       --
                                                               60       48       30
                                                               ==       ==       ==


                                                               1999      1998     1997
                                                              ------    ------    -----
EMPLOYEE INFORMATION
Average monthly number of persons (including Executive
  Directors) employed by the Group during the year was:
Administration staff........................................     133       112       87
Other staff.................................................     896       676      564
                                                              ------    ------    -----
                                                               1,029       788      651
                                                              ======    ======    =====

Staff costs (for the above persons):                           L'000     L'000    L'000
Wages and salaries..........................................  16,550    11,285    8,324
Social security costs.......................................   1,483     1,222      710
Other pension costs.........................................     373       191      137
                                                              ------    ------    -----
                                                              18,406    12,698    9,171
                                                              ======    ======    =====

9 TAX ON PROFIT ON ORDINARY ACTIVITIES

                                                               YEAR TO 30 SEPTEMBER
                                                              -----------------------
                                                              1999     1998     1997
                                                              -----    -----    -----
                                                              L'000    L'000    L'000
United Kingdom corporation tax at 30.5% (1998: 31%, 1997:
  32%)
Current.....................................................  4,396    3,584    2,971
Adjustment to previous year.................................     --       (4)     (23)
                                                              -----    -----    -----
                                                              4,396    3,580    2,948
                                                              =====    =====    =====


TAX RECONCILIATION TO U.K. STATUTORY RATE



     The table below reconciles the U.K. statutory rate tax charge to the Group's tax on profit on ordinary activities:



                                                                 YEAR TO 30 SEPTEMBER
                                                              --------------------------
                                                               1999      1998      1997
                                                              ------    ------    ------
                                                              L'000     L'000     L'000
Profit on ordinary activities before taxation...............  18,405    11,904    11,346
                                                              ------    ------    ------
Tax charge at U.K. statutory rate of 30.5% for 1999 (31% for
  1998, 32% for 1997).......................................   5,613     3,690     3,630
Timing differences not recognised on excess of tax
  allowances over depreciation..............................  (1,529)   (1,351)   (1,052)
Non taxable grant transfers.................................    (301)     (129)     (106)
Amortisation of goodwill and intangible fixed assets not
  allowable.................................................     216        10        10
Abortive acquisition costs not allowable....................      --       846        --
Other.......................................................     397       514       466
                                                              ------    ------    ------
Tax on profit on ordinary activities........................   4,396     3,580     2,948
                                                              ======    ======    ======


10 DIVIDENDS

                                                               YEAR TO 30 SEPTEMBER
                                                              -----------------------
                                                              1999     1998     1997
                                                              -----    -----    -----
                                                              L'000    L'000    L'000
Final dividend proposed of 1.10p per share (1998: 0.88p,
  1997: 0.367p).............................................  1,334    1,067     445
Interim dividend paid of 0.55p per share (1998: 0.44p)......    667      534      --
                                                              -----    -----     ---
Total ordinary dividends on equity shares...................  2,001    1,601     445
Less amounts in respect of shares held by Galen Employee
  Benefit Trust.............................................     86       66      18
                                                              -----    -----     ---
                                                              1,915    1,535     427
                                                              =====    =====     ===

                                                              SIX MONTHS TO
                                                                 31 MARCH
                                                              --------------
                                                              2000     1999
                                                              -----    -----
                                                              L'000    L'000
Interim dividend proposed of 0.69p per share (1999: 0.55p
  per share)................................................   844      640
Adjustment to previous period...............................    66       --
                                                              ----     ----
                                                              L910      640
                                                              ====     ====

11 EARNINGS PER SHARE


     Earnings per ordinary share is based on profit for the financial year of L13,990,135 (1998: L8,311,943, 1997: L8,416,233) and on 116,329,438 ordinary shares (1998: 116,266,390, 1997: 104,777,716) the weighted average number of ordinary shares in issue during the year, excluding those held in the employee share trust which are treated as cancelled.



     FRS 14 "Earnings per share" recognises that there may be instances where a company would wish to disclose additional EPS calculated on other levels of earnings. Two common instances where such additional figures are shown are where earnings has been materially affected by exceptional items or by items of a capital item (including goodwill amortisation). The FRS permits inclusion of such additional EPS but requires that the calculation uses the weighted average number of ordinary shares as determined for the basic calculation. The FRS also requires that the additional EPS is reconciled to the basic EPS required by the standard and that the reasons for calculating the additional EPS are explained.


     ADJUSTED EARNINGS PER SHARE figures reflecting the results before the impact of abortive acquisition costs have been calculated in addition to the earnings per share required by FRS 14, since in the opinion of the Directors, this will allow the shareholders to gain a clearer understanding of underlying trading performance of the Group.

                                                   UNAUDITED
                                                 SIX MONTHS TO
                                                    31 MARCH              YEAR TO 30 SEPTEMBER
                                                 --------------    -----------------------------------
                                                 2000     1999       1999         1998         1997
                                                 -----    -----    ---------    ---------    ---------
                                                                     PENCE        PENCE        PENCE
                                                 PENCE    PENCE    PER SHARE    PER SHARE    PER SHARE
Earnings per ordinary share....................   7.2      6.2       12.0          7.1          8.0
Adjustment in relation to loss arising from
  abortive acquisition costs...................    --       --         --          2.4           --
                                                  ---      ---       ----          ---         ----
Adjusted earnings per share....................   7.2      6.2       12.0          9.5          8.0
                                                  ===      ===       ====          ===         ====

     HEADLINE EARNINGS PER SHARE, a measure recommended by the Institute of Investment Management and Research (the "IIMR") adjusts standard earnings per share to eliminate items of a capital nature.

                                                   UNAUDITED
                                                 SIX MONTHS TO
                                                    31 MARCH              YEAR TO 30 SEPTEMBER
                                                 --------------    -----------------------------------
                                                 2000     1999       1999         1998         1997
                                                 -----    -----    ---------    ---------    ---------
                                                                     PENCE        PENCE        PENCE
                                                 PENCE    PENCE    PER SHARE    PER SHARE    PER SHARE
Earnings per ordinary share....................   7.2      6.2       12.0          7.1          8.0
Goodwill amortisation..........................   0.8       --        0.6           --           --
Gain on asset disposal.........................    --       --         --           --         (0.6)
                                                  ---      ---       ----          ---         ----
IIMR earnings per share........................   8.0      6.2       12.6          7.1          7.4
                                                  ===      ===       ====          ===         ====

     DILUTED EARNINGS PER SHARE is calculated on profit for the financial period and on an adjusted number of shares reflecting the number of dilutive shares under option as follows:


                                 UNAUDITED                        UNAUDITED
                        SIX MONTHS TO 31 MARCH 2000      SIX MONTHS TO 31 MARCH 1999       YEAR TO 30 SEPTEMBER 1999
                       ------------------------------   ------------------------------   ------------------------------
                                   NUMBER OF     EPS                NUMBER OF     EPS                NUMBER OF     EPS
                       EARNINGS     SHARES      PENCE   EARNINGS     SHARES      PENCE   EARNINGS     SHARES      PENCE
                       --------   -----------   -----   --------   -----------   -----   --------   -----------   -----
                        L'000                            L'000                            L'000
Basic EPS............   8,708     120,540,888    7.2     7,213     116,316,829    6.2     13,990    116,329,438   12.0
Effect of dilutive
  securities-
  options............                 434,519                          260,201                           60,171
                        -----     -----------    ---     -----     -----------    ---     ------    -----------   ----
Diluted EPS..........   8,708     120,975,407    7.2     7,213     116,577,030    6.2     13,990    116,389,609   12.0
                        =====     ===========    ===     =====     ===========    ===     ======    ===========   ====


12 INTANGIBLE FIXED ASSETS

                                                                          PRODUCT
                                                              GOODWILL    LICENCES    TOTAL
                                                              --------    --------    ------
                                                               L'000       L'000      L'000
Cost
At 1 October 1997...........................................       --       490          490
Additions...................................................       --        --           --
                                                               ------       ---       ------
At 1 October 1998...........................................       --       490          490
Additions...................................................   35,543       100       35,643
                                                               ------       ---       ------
At 30 September 1999........................................   35,543       590       36,133
                                                               ------       ---       ------
Depreciation
At 1 October 1997...........................................       --        56           56
Charge for year.............................................       --        33           33
                                                               ------       ---       ------
At 1 October 1998...........................................       --        89           89
Charge for year.............................................      671        36          707
                                                               ------       ---       ------
At 30 September 1999........................................      671       125          796
                                                               ------       ---       ------
Net book value
At 30 September 1999........................................   34,872       465       35,337
                                                               ======       ===       ======
At 30 September 1998........................................       --       401          401
                                                               ======       ===       ======

13 TANGIBLE FIXED ASSETS

                                              LAND
                                               AND       PLANT AND      FIXTURES       MOTOR
                                            BUILDINGS    MACHINERY    AND FITTINGS    VEHICLES    TOTAL
                                            ---------    ---------    ------------    --------    ------
                                                               [POUND STERLING] '000
COST
At 1 October 1997.........................   27,973       14,597         4,276          336       47,182
Currency adjustment.......................     (329)         (57)          (65)          (5)        (456)
Additions.................................   11,211        4,539         2,961           78       18,789
Disposals.................................       --           --            --          (44)         (44)
                                             ------       ------         -----          ---       ------
At 1 October 1998.........................   38,855       19,079         7,172          365       65,471
Currency adjustment.......................      263           62            70            4          399
Acquisitions..............................       --           --           181           --          181
Additions.................................    2,822        6,030         1,602           42       10,496
Disposals.................................       --           --            --          (28)         (28)
                                             ------       ------         -----          ---       ------
AT 30 SEPTEMBER 1999......................   41,940       25,171         9,025          383       76,519
                                             ------       ------         -----          ---       ------
DEPRECIATION
At 1 October 1997.........................      691        4,596           920          140        6,347
Currency adjustment.......................       (1)          (1)           (1)          (1)          (4)
Charge for year...........................      220        1,080           629           68        1,997
Eliminated on disposal....................       --           --            --          (23)         (23)
                                             ------       ------         -----          ---       ------
At 1 October 1998.........................      910        5,675         1,548          184        8,317
Currency adjustment.......................        4            3             6            1           14
Charge for year...........................      482        1,495           976           73        3,026
Eliminated on disposal....................       --           --            --          (11)         (11)
                                             ------       ------         -----          ---       ------
AT 30 SEPTEMBER 1999......................    1,396        7,173         2,530          247       11,346
                                             ------       ------         -----          ---       ------
NET BOOK VALUE
AT 30 SEPTEMBER 1999......................   40,544       17,998         6,495          136       65,173
                                             ======       ======         =====          ===       ======
At 30 September 1998......................   37,945       13,404         5,624          181       57,154
                                             ======       ======         =====          ===       ======

     The net book value of tangible fixed assets includes an amount of L663,114 (1998: L612,853) in respect of assets held under hire purchase agreements.

     Land and buildings at net book value comprise:

                                                                1999         1998
                                                              ---------    ---------
                                                              [POUND STERLING] '000
Freehold property...........................................   22,195       21,006
Long leasehold property.....................................   18,349       16,939
                                                               ------       ------
                                                               40,544       37,945
                                                               ======       ======

14 GROUP UNDERTAKINGS

     Subsidiary undertakings whose results or financial position, in the opinion of the directors, principally affected the figures of the group are as follows:


                                                                                        PROPORTION
                                                                                         OF ISSUED
                                                                                      SHARES HELD BY
                                                                                      ---------------
              SUBSIDIARY                COUNTRY OF INCORPORATION    CLASS OF SHARE    GROUP   COMPANY
              ----------                ------------------------    --------------    -----   -------
Galen Limited                           Northern Ireland          Ordinary L1 shares   100%      --
Quchem Limited                          Northern Ireland          Ordinary L1 shares    76%      --
Galen Chemicals Limited                 Republic of Ireland       Ordinary IR L1       100%      --
                                                                  shares
Galen Incorporated                      United States of America  Common $1 stock       --      100%
Bartholomew Rhodes Limited              Great Britain             Ordinary L1 shares    --      100%
Interactive Clinical Technologies Inc.  United States of America  Common $1 stock      100%      --


15 STOCKS

                                                                                AS AT 30 SEPTEMBER
                                                              AS AT 31 MARCH    -------------------
                                                                   2000          1999        1998
                                                              --------------    -------     -------
                                                                L'000           L'000       L'000
                                                               (UNAUDITED)
Raw materials and consumables...............................       5,642         5,673       3,623
Finished goods..............................................       5,139         3,156       1,188
                                                                  ------         -----       -----
                                                                  10,781         8,829       4,811
                                                                  ======         =====       =====

16 DEBTORS

                                                              AS AT 30 SEPTEMBER
                                                              ------------------
                                                               1999       1998
                                                              -------    -------
                                                              L'000      L'000
AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR
Advance corporation tax recoverable.........................      --        267
                                                              ------     ------
AMOUNTS FALLING DUE WITHIN ONE YEAR
Trade debtors...............................................  14,744     10,804
Less amounts provided for doubtful debts....................    (287)      (365)
                                                              ------     ------
                                                              14,457     10,439
Other debtors...............................................     658      1,248
Prepayments and accrued income..............................     711        448
                                                              ------     ------
                                                              15,826     12,135
                                                              ------     ------
                                                              15,826     12,402
                                                              ------     ------

PROVISIONS FOR DOUBTFUL DEBTS

                                                              1999     1998     1997
                                                              -----    -----    -----
                                                              L'000    L'000    L'000
At beginning of year........................................   365      324      184
Profit and loss account (credit)/charge.....................    (5)      65      140
Amounts utilised and other movements........................   (73)     (24)      --
                                                               ---      ---      ---
AT END OF YEAR..............................................   287      365      324
                                                               ===      ===      ===

17 CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

                                                              AS AT 30 SEPTEMBER
                                                              ------------------
                                                               1999       1998
                                                              -------    -------
                                                               L'000      L'000
Bank loans and overdrafts...................................   8,663      1,559
Obligations under hire purchase agreements..................     217        181
Trade creditors.............................................   7,125      4,104
Corporation tax.............................................   4,203      3,959
Other taxation and social security..........................   1,124        620
Other creditors.............................................   1,026      1,671
Accruals and deferred income................................   1,597      4,156
Dividend proposed...........................................   1,334      1,067
Deferred consideration (Note 26)............................   1,823         --
                                                              ------     ------
                                                              27,112     17,317
                                                              ======     ======

18 CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR

                                                              AS AT 30 SEPTEMBER
                                                              ------------------
                                                               1999       1998
                                                              -------    -------
                                                               L'000      L'000
Bank loans..................................................  19,134     10,114
Obligations under hire purchase contracts...................     193        307
Other creditors.............................................     325        325
Contingent consideration (Note 26)..........................  10,329         --
                                                              ------     ------
                                                              29,981     10,746
                                                              ======     ======

                                                              AS AT 30 SEPTEMBER
                                                              ------------------
                                                               1999       1998
                                                              -------    -------
                                                               L'000      L'000
BANK LOANS
REPAYABLE AS FOLLOWS:
In one year or less.........................................   7,477      1,559
Between one and two years...................................   4,040      1,873
Between two and five years..................................  10,486      5,064
In five years or more.......................................   4,608      3,177
                                                              ------     ------
                                                              26,611     11,673
                                                              ======     ======

     The terms of bank loans which are partly repayable in more than five years are as follows:-


     - 9.06 per cent fixed rate loan repayable over ten years by equal quarterly instalments.



     - LIBOR plus 0.75 per cent variable rate loan repayable over seven years by equal quarterly instalments



     Circular and cross guarantees and indemnities are in place in relation to certain Group banking facilities.

HIRE PURCHASE AND FINANCE LEASE AGREEMENTS

                                                              1999     1998
                                                              -----    -----
                                                              L'000    L'000
THE NET HIRE PURCHASE OBLIGATIONS TO WHICH THE GROUP IS
  COMMITTED ARE:
In one year or less.........................................   248      204
Between one and two years...................................   177      204
Between two and three years.................................    25      142
Between three and four years................................    20       --
Between four and five years.................................     1       --
Less interest element.......................................   (61)     (62)
                                                               ===      ===
                                                               410      488
                                                               ===      ===

FINANCIAL INSTRUMENTS

     The Group's financial instruments comprise borrowings, its cash and liquid resources, and other current assets and liabilities that arise directly from its operations. The main purpose of these financial instruments is to raise finance for the Group's operations.

     The Group has not entered into derivatives transactions during the year as interest rate and currency risks arising from the Group's operations and its sources of finance to date have not been significant.

GROUP POLICY

     The main risks arising from the Group's financial instruments are interest rate risk, liquidity risk and foreign currency risk. The Board reviews and agrees policies for managing each of these risks and they are summarised below. These policies have remained unchanged from the previous year.

  Interest rate risk


     The Group finances its operations through a mixture of retained profits and bank borrowings. The Group borrows in the desired currencies at both fixed and floating rates of interest. As the Group's balance sheet has until recently been ungeared there has not been a need to use interest rate swaps or other derivative instruments to manage the risk. At the year end 3 per cent of the Group's borrowings were at fixed rates.


  Liquidity risk

     As regards liquidity, the Group's policy is to maintain a balanced spread of maturity to ensure continuity of funding. At 30 September 1999, 69 per cent of the Group's borrowings were due to mature in more than 2 years and 21 per cent in more than five years. Short-term flexibility is achieved by overdraft facilities.

  Foreign currency risk


     The Group's overseas subsidiaries operate in the USA and their revenues and expenses are denominated exclusively in U.S. dollars. As the net assets of these subsidiaries have not been material in Group terms no financial instruments have been used to hedge the net investment against movements in the U.S. dollar/ sterling exchange rate. This exposure will continue to be monitored as the scale of the Group's overseas operations expands in the coming years.



     All sales of the U.K. businesses are denominated in sterling.


INTEREST RATE RISK PROFILE OF FINANCIAL ASSETS AND FINANCIAL LIABILITIES

     Short-term debtors and creditors have been excluded from all the following disclosures.

FINANCIAL ASSETS

     The Group's financial assets, other than short-term debtors consist of sterling cash deposits and cash at bank.


     At 30 September 1999 sterling cash deposits amounted to L5,500,000. These comprise deposits placed on money markets at three month rolling rates. Cash at bank which at the year end amounted to L850,000 is held in sterling and U.S. dollars.


FINANCIAL LIABILITIES

     The interest rate profile of the Group's financial liabilities at 30 September 1999 was:


                                                              FLOATING         FIXED          FINANCIAL
                                                                RATE           RATE          LIABILITIES
                                                              FINANCIAL      FINANCIAL       ON WHICH NO
                                                   TOTAL     LIABILITIES    LIABILITIES    INTEREST IS PAID
                                                   ------    -----------    -----------    ----------------
                                                   L'000        L'000          L'000            L'000
CURRENCY
Sterling.........................................  17,291      16,088           878                325
U.S. dollar......................................  23,393      11,241            --             12,152
                                                   ------      ------           ---             ------
Total............................................  40,684      27,329           878             12,477
                                                   ======      ======           ===             ======



                                                          FIXED
                                                          RATE            FIXED RATE           FINANCIAL
                                                        FINANCIAL         FINANCIAL           LIABILITIES
                                                       LIABILITIES       LIABILITIES          ON WHICH NO
                                                        WEIGHTED           WEIGHTED         INTEREST IS PAID
                                                         AVERAGE      AVERAGE PERIOD FOR        WEIGHTED
                                                        INTEREST        WHICH RATE IS        AVERAGE PERIOD
                                                          RATE              FIXED            UNTIL MATURITY
                                                            %               YEARS                YEARS
                                                       -----------    ------------------    ----------------
CURRENCY
Sterling.............................................       9                 10                  --
U.S. dollar..........................................      --                 --                   2


     The floating rate financial liabilities comprise:

     - sterling denominated bank borrowings and overdrafts that bear interest at rates based on LIBOR, and


     - U.S. dollar denominated bank borrowings that bear interest at rates based on LIBOR.


CURRENCY EXPOSURES

     Group companies do not normally carry monetary assets and liabilities in currencies other than their local currency. Forward foreign exchange contracts are used when required to hedge specific future purchases. The only currency exposure at 30 September 1999 arises from the group's net investment in its USA subsidiaries, and gains and losses arising on net investments overseas are recognised in the statement of total recognised gains and losses.

MATURITY OF FINANCIAL LIABILITIES


     The maturity profile of the group's financial liabilities, other than short-term creditors and accruals, at 30 September 1999 was as follows:


                                                                   FINANCE         OTHER
                                                        BANK     LEASES/HIRE     FINANCIAL
                                                        DEBT      PURCHASE      LIABILITIES    TOTAL
                                                       ------    -----------    -----------    ------
                                                       L'000        L'000          L'000       L'000
In one year or less, or on demand....................   8,663        218           1,823       10,704
In more than one year but not more than two years....   4,040        164           3,873        8,077
In more than two years but not more than five
  years..............................................  10,486         29           6,456       16,971
In more than five years..............................   4,608         --              --        4,608
                                                       ------        ---          ------       ------
                                                       27,797        411          12,152       40,360
                                                       ======        ===          ======       ======

     Other financial liabilities relate to deferred and contingent consideration in relation to acquisitions.

BORROWING FACILITIES

     The Group has undrawn committed borrowing facilities. The facilities available, but undrawn, at 30 September 1999 in respect of which all conditions precedent had been met were as follows:

                                                              L'000
                                                              ------
Expiring in one year or less................................  11,658
                                                              ======

FAIR VALUES OF FINANCIAL ASSETS AND FINANCIAL LIABILITIES

     Set out below is a comparison by category of book values and fair values of the Group's financial assets and liabilities as at 30 September 1999.

                                                               BOOK      FAIR
                                                              VALUE     VALUE
                                                              ------    ------
                                                              L'000     L'000
PRIMARY FINANCIAL INSTRUMENTS HELD OR ISSUED TO FINANCE THE
  GROUP'S OPERATIONS
Short-term borrowings.......................................   8,881     8,881
Long-term borrowings........................................  19,327    20,205
Other financial liabilities.................................  12,152    11,657
Financial assets............................................   6,350     6,350
                                                              ======    ======

     The fair values shown above have been assessed by calculating discounted cash flows that would arise if the commitments at 30 September 1999 had been entered into at market rates at that time.

     Debt maturities at 30 September 1999 were as follows:


                                                 UNSECURED          UNSECURED        UNSECURED
                                                 STERLING          U.S. DOLLAR        STERLING
                                                 BANK DEBT          BANK DEBT        BANK DEBT      TOTAL
                                              ---------------    ---------------    ------------    ------
                                              (VARIABLE RATE)    (VARIABLE RATE)    (FIXED RATE)    L'000
                                                   L'000              L'000            L'000
Due within one year.........................       6,941              1,606             116          8,663
From one to two years.......................       2,612              1,302             126          4,040
From two to three years.....................       2,486              1,302             138          3,926
From three to four years....................       2,111              1,302             151          3,564
From four to five years.....................       1,528              1,302             166          2,996
After five years............................          --              4,427             181          4,608
                                                  ------             ------             ---         ------
                                                  15,678             11,241             878         27,797
                                                  ======             ======             ===         ======


19 DEFERRED TAXATION

     Deferred taxation provided in the financial statements, and the amount unprovided of the total potential liability, are as follows:

                                                                PROVISION          AMOUNTS
                                                                   MADE           UNPROVIDED
                                                              --------------    --------------
                                                              1999     1998     1999     1998
                                                              -----    -----    -----    -----
                                                              L'000    L'000    L'000    L'000
GROUP
Excess of tax allowances over depreciation..................   --       --      5,323    3,827
                                                                ==       ==     =====    =====


     The extent of the Group's budgeted capital expenditure means that depreciation on qualifying fixed assets will not exceed capital allowances claimed in the foreseeable future and on these grounds no deferred taxation provision is deemed necessary by the Directors.


20 DEFERRED INCOME

                                                              L'000
                                                              -----
GOVERNMENT GRANTS
At 1 October 1997...........................................  5,625
Receivable in the year......................................  1,682
Released to profit and loss account.........................   (616)
                                                              -----
At 1 October 1998...........................................  6,691
Receivable in the year......................................    566
Released to profit and loss account.........................   (987)
                                                              -----
At 30 September 1999........................................  6,270
                                                              =====

21 CALLED-UP SHARE CAPITAL (SHARES ISSUED AND OUTSTANDING)



                                                          AS AT 31 MARCH      AS AT 30 SEPTEMBER
                                                        ------------------    ------------------
                                                          2000       1999      1998       1997
                                                        --------    ------    -------    -------
                                                         L'000      L'000      L'000      L'000
                                                            UNAUDITED
AUTHORISED
170,000,000 ordinary shares of 10p each...............    17,000    17,000    17,000     17,000
                                                        --------    ------    ------     ------
ALLOTTED, CALLED-UP AND FULLY PAID
127,266,652 (1999, 1998 and 1997:
121,266,652) ordinary shares of 10p each..............    12,727    12,127    12,127     12,127
                                                        --------    ------    ------     ------


22 SHARE PREMIUM ACCOUNT AND RESERVES

                                                               SHARE      PROFIT
                                                              PREMIUM    AND LOSS
                                                              ACCOUNT    ACCOUNT
                                                              -------    --------
                                                               L'000      L'000
At 1 October 1996...........................................   1,367      10,062
Arising on share issue......................................  29,773          --
Issue costs.................................................  (1,896)         --
Bonus issue capitalisation..................................  (9,867)         --
Retained profit for the year................................      --       7,971
Exchange differences arising on consolidation...............      --          (3)
                                                              ------      ------
At 1 October 1997...........................................  19,377      18,030
1997 share issue costs......................................    (113)         --
Retained profit for the year................................      --       6,777
Exchange differences arising on consolidation...............      --          17
                                                              ------      ------
At 1 October 1998...........................................  19,264      24,824
Retained profit for the year................................      --      12,075
Exchange differences arising on consolidation...............      --        (168)
                                                              ------      ------
At 30 September 1999........................................  19,264      36,731
                                                              ======      ======
UNAUDITED
At 1 October 1999...........................................  19,264      36,731
Arising on share issue (see Note 32)........................  36,300          --
Issue costs.................................................    (533)         --
Retained profit for the period..............................      --       7,798
Exchange differences arising on consolidation...............      --         174
                                                              ------      ------
AT 31 MARCH 2000............................................  55,031      44,703
                                                              ======      ======

     On 10 July 1997 21,266,666 new ordinary shares of 10p each were issued by way of a placing at a price of 150p, representing a premium of 140p over their nominal value. By way of a bonus issue on capitalisation of L9,866,666 of the share premium account, 98,666,656 ordinary shares were allotted, credited as fully paid on the basis of 74 ordinary shares for every one ordinary share held prior to the placing.

SHARE OPTION SCHEMES

     The following share option schemes were established in 1997:
          The Galen Approved Executive Share Option Scheme
          The Galen Unapproved Executive Share Option Scheme

          The Galen Savings Related Share Option Scheme
          The Galen Inc Employee Stock Purchase Plan


     Summary of the main terms of the schemes:



THE GALEN APPROVED EXECUTIVE SHARE OPTION SCHEME AND THE GALEN UNAPPROVED EXECUTIVE SHARE SCHEME ("THE EXECUTIVE SCHEMES")



     These are discretionary share schemes, one of which has been approved by the Inland Revenue. The terms of these schemes are similar unless expressly indicated to the contrary. Both schemes provide for options to be granted over unissued shares or shares held in a trust. Options are granted at the discretion of the Remuneration Committee of the Company to any full time employee of any Group company.



     The granting of options is subject to performance conditions being fulfilled before the option can be exercised. Options may be exercised between the third and tenth anniversaries of their date of grant provided that the performance conditions have been fulfilled. The exercise price is not less than the higher of the nominal value of the share and the middle market quotation for the last dealing day before the date of grant.



     The number of options which may be issued is subject to overall scheme limits and individual limits: -- no further options may be granted if, as a result



     (i) the aggregate number of shares issued under any of the Company's schemes in the previous 10 years would exceed 10 per cent of the Company's issued share capital; or



     (ii) the aggregate number of shares issued under any of the Company's schemes (other than the Savings Related Scheme) in the previous 10 years would exceed 5 per cent of the Company's issued share capital; or



     (iii) the aggregate number of shares issued under any of the Company's schemes in the previous 3 years would exceed 3 per cent of the Company's issued share capital; or



     (iv) the aggregate number of shares issued under any of the Company's schemes in the previous 4 years would exceed 2.5 per cent of the Company's issued share capital.



     No further options may be granted to an individual if as a result (i) the aggregate market value of shares issued to him under any Company scheme (other than the Savings Related Scheme and the Section 423 Plan) during the previous 10 years would exceed 4 times his annual earnings, or (ii) in the case of the Approved Scheme, the aggregate market value of shares issued to him under the scheme would exceed L30,000.



THE GALEN SAVINGS RELATED SHARE OPTION SCHEME (THE SAYE SCHEME)



     The SAYE Scheme permits the grant of options over unissued shares or shares held in a trust. All eligible employees are invited to apply for options and it is a condition of application that employees enter into a savings contract with an approved savings institution. The number of shares subject to option will be determined by the level of contributions to the savings contract. Any employee of a Group company with more than 1 year continuous employment is eligible to participate. The exercise price is not less than the higher of the nominal value of the share and 80 per cent of the average middle market quotation for the 5 dealing days prior to the date of invitation to apply for options. An option may be exercised three or five years after the date of grant depending on the type of savings contract taken out.



     No further options may be granted if as a result



     (i) the aggregate number of shares issued under any of the Company's schemes in the previous 10 years would exceed 10 per cent of the Company's issued share capital; or

     (ii) the aggregate number of share issued under any of the Company's schemes in the previous 5 years would exceed 5 per cent of the Company's issued share capital.



THE GALEN INC EMPLOYEE STOCK PURCHASE PLAN (SECTION 423 PLAN)



     This plan, which is for the benefit of the employees of Galen Incorporated and its subsidiaries, qualifies as an "employee stock purchase plan" under
Section 423 of the U.S. Internal Revenue Code of 1986. Each eligible employee (more than one year's service) may elect that a specified portion of his or her salary be accumulated through payroll deductions for a period not exceeding 27 weeks and applied towards the purchase of ordinary shares. The number of shares subject to the Section 423 Plan is limited to one per cent of the Company's issued share capital on admission to the London Stock Exchange. On the final day of any period during which savings may be accumulated ("final date"), the options will be exercised automatically with the accumulated savings being applied to acquire shares under option. The exercise price will be 85 per cent of the mid market closing price of an ordinary share at the date of grant or the final date, whichever is the lesser. No further options may be granted if the aggregate number of shares issued under any of the Company's schemes in the previous 10 years would exceed 10 per cent of the Company's issued share capital. No employee may be granted an option which would permit the value of his options under the Section 423 Plan to exceed $25,000 for each calendar year. In addition, no employee will be eligible to participate if immediately after the date of grant he would own 5 per cent or more of the voting power or value of all shares of the Company.


     Details of options issued during the year are as follows:


                                AT        OPTIONS     OPTIONS          AT
                             1 OCTOBER    GRANTED    EXERCISED    30 SEPTEMBER    EXERCISE    EXERCISE
                               1998       IN YEAR     IN YEAR         1999         PRICE       PERIOD
                             ---------    -------    ---------    ------------    --------    ---------
Unapproved scheme
                                --         25,003       --           25,003         L3.60     2001-2008
                                --        112,123       --          112,123        L3.925     2001-2008
                                --        160,609       --          160,609        L4.475     2002-2009
Approved scheme
                                --         74,997       --           74,997         L3.60     2001-2008
                                --         14,583       --           14,583        L3.925     2001-2008
                                --         20,109       --           20,109        L4.475     2002-2009
                                 --       -------        --         -------        ------     ---------


     The following options were outstanding under the Galen Savings Related Share Option Scheme at 30 September 1999:

NUMBER OF   EXERCISE     EARLIEST
 OPTIONS     PRICE     EXERCISE DATE
---------   --------   -------------
 198,347     L2.56         2001
 123,848     L3.38         2002
 162,773     L2.56         2003
  60,095     L3.38         2004
 =======     =====         ====

THE GALEN EMPLOYEE BENEFIT TRUST


     The Galen Holdings PLC Employee Benefit Trust was established in June 1997. The trustee is Galen Trustees Limited, a subsidiary of Galen Holdings PLC. It is a discretionary trust for the benefit of employees and former employees of the Group, including Directors, and may be used inter alia, to meet obligations under the Executive Share Option Schemes, the Savings Related Share Option Scheme, or any other share scheme established by any Group company. Dividends have not been waived by the Trust. Dividend income is included in the Group's profit and loss account by way of reduction of the total dividend charge. Dr McClay, who cannot be a beneficiary of the Trust, gifted 5,000,262 ordinary shares to the Trust on its establishment. At the year end the 4,922,481 (1998: 5,000,262) shares held by the Trust were valued at L26,458,335 (1998: L21,876,146). Other income and costs of the Trust are incorporated into the financial statements where applicable. Cash held by the Trust totalled L131,456 and L27,768 at 30 September 1999 and 1998 respectively.

23 MINORITY INTERESTS

                                                                L'000
                                                                -----
At 1 October 1997...........................................     --
  Profit and loss account...................................     12
                                                                 --
At 1 October 1998...........................................     12
  Profit and loss account...................................     19
                                                                 --
At 30 September 1999........................................     31
                                                                 ==

24 RECONCILIATION OF NET CASH FLOW TO MOVEMENT IN NET FUNDS/(DEBT)

                                                               1999       1998      1997
                                                              -------    ------    ------
                                                               L'000     L'000     L'000
Increase/(decrease) in cash in the period...................      453    (3,039)    2,806
Cash (inflow)/outflow from movement in liquid resources.....  (11,500)   (3,000)   20,000
Cash inflow from increase in debt and hire purchase
  financing.................................................  (14,420)     (414)   (8,562)
                                                              -------    ------    ------
Change in net funds resulting from cash flows...............  (25,467)   (6,453)   14,244
Exchange movement...........................................     (311)      417        --
New hire purchase agreements................................      (80)     (506)      (39)
Lease obligations assumed on acquisition....................      (49)       --        --
                                                              -------    ------    ------
Movement in net funds in the year...........................  (25,907)   (6,542)   14,205
Net funds/(debt) at beginning of year.......................    4,051    10,593    (3,612)
                                                              -------    ------    ------
NET (DEBT)/FUNDS AT END OF YEAR.............................  (21,856)    4,051    10,593
                                                              =======    ======    ======

                                                                                    LOANS
                                                                     LOANS LESS    GREATER       HIRE          NET
                                CASH AT       BANK          ST          THAN        THAN       PURCHASE      FUNDS/
ANALYSIS OF NET FUNDS/(DEBT)     BANK      OVERDRAFTS    DEPOSITS      1 YEAR      1 YEAR     OBLIGATIONS    (DEBT)
----------------------------    -------    ----------    --------    ----------    -------    -----------    -------
                                 L'000       L'000        L'000        L'000        L'000        L'000        L'000
At 1 October 1996.............     138         (693)          --         (611)      (2,442)        (4)        (3,612)
  Cash flow...................   2,113          693       20,000           14       (8,580)         4         14,244
  Other non cash movement.....      --           --           --           --           --        (39)           (39)
                                ------       ------      -------       ------      -------       ----        -------
At 1 October 1997.............   2,251           --       20,000         (597)     (11,022)       (39)        10,593
  Cash flow...................  (2,251)        (788)      (3,000)        (962)         493         55         (6,453)
  Exchange movement...........      --           --           --           --          415          2            417
  Other non cash movement.....      --           --           --           --           --       (506)          (506)
                                ------       ------      -------       ------      -------       ----        -------
At 1 October 1998.............      --         (788)      17,000       (1,559)     (10,114)      (488)         4,051
  Cash flow...................     851         (398)     (11,500)      (5,885)      (8,742)       207        (25,467)
  Exchange movement...........      --           --           --          (33)        (278)        --           (311)
  Acquisitions................      --           --           --           --           --        (49)           (49)
  Other non-cash movement.....      --           --           --           --           --        (80)           (80)
                                ------       ------      -------       ------      -------       ----        -------
AT 30 SEPTEMBER 1999..........     851       (1,186)       5,500       (7,477)     (19,134)      (410)       (21,856)
                                ======       ======      =======       ======      =======       ====        =======

     Other non-cash movements relates to new hire purchase agreements incepted.

25 RECONCILIATION OF OPERATING PROFIT TO NET CASH INFLOW FROM OPERATING
ACTIVITIES

                                                               1999      1998      1997
                                                              ------    ------    ------
                                                              L'000     L'000     L'000
Operating profit............................................  18,690    11,336    10,498
Depreciation of tangible fixed assets.......................   3,026     1,997     1,319
Amortisation of intangible fixed assets.....................     707        33        32
Capital grants release......................................    (987)     (616)     (436)
Loss on sale of tangible fixed assets.......................       3         1         3
Increase in stocks..........................................  (3,714)     (474)   (1,436)
Increase in debtors.........................................  (1,879)   (2,873)   (2,287)
Increase in creditors.......................................   1,050     4,802     1,091
Exchange difference.........................................    (242)       52        (3)
                                                              ------    ------    ------
NET CASH INFLOW FROM OPERATING ACTIVITIES...................  16,654    14,258     8,781
                                                              ======    ======    ======

26 ACQUISITIONS

     Details of the fair value of assets and liabilities of companies acquired during the year ended 30 September 1999 are set out below together with the resultant amount of goodwill arising. Goodwill is being written off over periods ranging from 5 years to 20 years maximum. All purchases have been accounted for as acquisitions. The most significant acquisitions were those of Bartholomew Rhodes Limited and Interactive Clinical Technologies Inc ("ICTI").


     The Bartholomew Rhodes acquisition provided additional products in the analgesic, respiratory and cardiovascular categories. ICTI provides interactive voice response systems (IVRS) for clinical trials' management from its bases in Princeton (New Jersey) and San Francisco. ICTI's technological developments enable clients to efficiently manage drugs supplies and collect real-time patient enrolment data. The other acquisition related to the purchase of J Dana Inc, a company which provides drug reconciliation services.


                                                      BARTHOLOMEW
                                                        RHODES         ICTI      J DANA    TOTAL
                                                      -----------    --------    ------    ------
                                                         L'000        L'000      L'000     L'000
Tangible fixed assets...............................        --           170       11         181
Stocks..............................................       304            --       --         304
Debtors.............................................     1,191           399       23       1,613
Cash/(overdrafts)...................................      (218)          209        3          (6)
Creditors...........................................    (1,802)         (211)     (13)     (2,026)
Taxation............................................       301            --       --         301
Lease obligations...................................        --           (49)      --         (49)
                                                        ------        ------      ---      ------
Net assets acquired.................................      (224)          518       24         318
Goodwill............................................    20,315        14,838      390      35,543
                                                        ------        ------      ---      ------
Consideration.......................................    20,091        15,356      414      35,861
                                                        ======        ======      ===      ======
Consideration satisfied by:
Cash (including costs of acquisitions)..............    20,091         3,204      414      23,709
Deferred consideration (payable January 2000).......        --         1,823       --       1,823
Contingent consideration............................        --        10,329       --      10,329
                                                        ------        ------      ---      ------
                                                        20,091        15,356      414      35,861
                                                        ======        ======      ===      ======

     A proportion of the goodwill from the Bartholomew Rhodes acquisition calculated above relates specifically to product licenses and brand names. The estimated useful life of such intangible assets is 20 years, the period over which goodwill is being amortised.

     Under FRS 11 "Impairment of fixed assets and goodwill" an impairment review of goodwill and intangible assets is required to be carried out at the end of the first full financial year following their acquisition. Post-acquisition performance will be compared with forecasts and a review undertaken of unexpected adverse events or changes in circumstances that throw doubt on the recoverability of the capitalised goodwill or intangible assets.

     The contingent consideration in relation to the ICTI acquisition is payable upon the achievement of certain minimum targets and represents the total amount payable in respect of the period from 1 October 1999 to 30 September 2001. Payments would be made on 31 January 2001 and 31 January 2002 respectively. Initial estimates of the contingent consideration will be revised as further and more certain information becomes available with corresponding adjustments to goodwill.


     The share purchase agreement relating to the acquisition of ICTI dated 30 April 1999 provides that the consideration for this acquisition is $5 million payable on closing, $3 million payable on 2 January 2000 and two further "earn-out" payments dependent upon the financial performance of ICTI in the twelve month periods ending 30 September 2000 and 30 September 2001 respectively. Accordingly:



     (a) On closing (30 April 1999) Galen Inc. paid the sellers $5 million (net of expenses of $157,778);



     (b) on 2 January 2000 Galen Inc. paid the purchaser $3 million; and



     (c) Galen Inc. remains liable to pay deferred consideration (earn out payments) in respect of two earn out periods, the sizes of such consideration being performance related and also subject to set off rights.



     Earn out payments are calculated on the basis of Operating Profit during the earn out periods. Operating Profit for each of the earn out periods is determined as soon as practicable, but in no event later than 31 December 2000 (with respect to the earn out period ending 30 September 2000) or 31 December 2001 (with respect to the earn out period ended 30 September 2001).



     The earn out payment is calculated by multiplying the Net Sales for the earn out period by a multiplier related to the size of the Operating Profit.



     From the beginning of their respective latest financial years, 1 April 1999 for Bartholomew Rhodes Limited and 1 January 1999 for ICTI, to their respective dates of acquisition, 4 June 1999 and 30 April 1999, the after tax results were (pound sterling)894,000 loss and (pound sterling)38,000 loss respectively.


     The respective results of Bartholomew Rhodes Limited and ICTI for their previous full financial years to 31 March 1999 and 31 December 1998 respectively were (pound sterling)813,000 loss and (pound sterling)442,000 profit.

     The post-acquisition turnover and operating profit of Bartholomew Rhodes Limited and ICTI are as follows:


                                                  BARTHOLOMEW
                                                  RHODES LTD.    ICTI
                                                  -----------    -----
                                                     L'000       L'000
Turnover........................................     1,260       1,162
Operating profit................................       344         298
                                                     =====       =====


     The operations of the acquired businesses did not have a material effect on the Group cash flow in the year.

     The following unaudited pro forma information presents the results of operations of the Group as if the acquisitions of Bartholomew Rhodes, ICTI and J Dana had taken place on 1 October 1997.

     These unaudited pro forma results have been prepared for comparative purposes only and include certain adjustments, such as additional amortisation expense as a result of goodwill, increased interest expense on acquisition debt and related taxation adjustments. They do not purport to be indicative of the results of operations that actually would have resulted had the combination occurred on 1 October 1997, or of future results of operations of the consolidated entities.

                                                         YEAR TO
                                                       30 SEPTEMBER
                                                     ----------------
                                                      1999      1998
                                                     ------    ------
                                                     L'000     L'000
                                                       (UNAUDITED)
Turnover...........................................  71,139    55,137
Profit for the financial year......................  10,766     5,541
Earnings per share.................................   9.25p     4.77p
                                                     ======    ======

27 CONTINGENT LIABILITIES AND FINANCIAL COMMITMENTS

     There exists a contingent liability to repay certain capital and revenue grants received from the Industrial Development Board for Northern Ireland if future employment levels fall below specified levels. The directors do not anticipate any repayment falling due under the terms on which the grants were received.

28 CAPITAL COMMITMENTS

                                                              GROUP    GROUP
                                                              1999     1998
                                                              -----    -----
                                                              L'000    L'000
Capital expenditure that has been contracted for but has not
  been provided for in the financial statements.............  6,150    3,360
                                                              =====    =====

29 FINANCIAL COMMITMENTS

     At 30 September 1999 the Group had annual commitments under non-cancellable operating leases as follows:

                                                             LAND                  LAND
                                                              AND                   AND
                                                           BUILDINGS    OTHER    BUILDINGS    OTHER
                                                             1999       1999       1998       1998
                                                           ---------    -----    ---------    -----
                                                             L'000      L'000      L'000      L'000
Expiring within one year.................................      66         76         5          49
Expiring between one and two years.......................      --        177        --         125
Expiring between two and five years......................     208         60        --          80
Expiring in over five years..............................     105         --         9          --
                                                              ---        ---        --         ---
                                                              379        313        14         254
                                                              ===        ===        ==         ===

30 RELATED PARTIES

     The company has taken advantage of the exemption under Financial Reporting Standard 8 "Related party disclosures" (FRS8) not to disclose related party transactions between wholly owned group undertakings which are eliminated on consolidation.

     By virtue of the shareholdings of the Directors in Connors Chemists Limited until 13 March 1998, that Company was a related party of Galen Holdings PLC and its subsidiaries as defined by FRS 8. The following transactions were conducted with Connors Chemists Limited during the period:


                                                              1998     1997
                                                              -----    -----
                                                              L'000    L'000
Sales.......................................................   50        68
Reimbursement for services..................................   46       145
Purchases...................................................    2       308
                                                               ==       ===


     Plant and machinery amounting to L72,000 (1998: L140,000) was acquired during the year on an arm's length basis from a company whose directors are members of the close family of a subsidiary company director.

31 ULTIMATE CONTROLLING PARTIES

     The ultimate controlling parties at 30 September 1999, as defined by FRS8, are the executive directors who together hold 60.3% (1998: 62.5%, 1997: 64.3%) of the issued share capital.

32 SUBSEQUENT EVENTS (UNAUDITED)

     On 25 November 1999 6,000,000 new ordinary shares of 10p each were placed at a premium of (pound sterling)6.05 per share. Total proceeds, net of costs, amounted to (pound sterling)36,385,464.


     On May 4, 2000, the Company entered into an agreement with Warner Chilcott, plc under which the Company would acquire Warner Chilcott through a scheme of arrangement under the laws of the Republic of Ireland. The Company proposes to issue 2.5 new ordinary shares for each of Warner Chilcott's ordinary shares. The acquisition is subject to various conditions including, among other things, sanction by the High Court of Ireland, regulatory approval, approval by the Company's and Warner Chilcott's shareholders and the Company obtaining a listing of its shares, in American Depositary share form, on the Nasdaq National Market.

33 SUMMARY OF DIFFERENCES BETWEEN U.K. AND U.S. GENERALLY ACCEPTED ACCOUNTING
   PRINCIPLES ("GAAP")


(1) PROFIT FOR THE FINANCIAL YEAR AND SHAREHOLDERS' FUNDS


     The Group financial statements are prepared in accordance with U.K. GAAP which differs in certain significant respects from U.S. GAAP. The effect of the U.S. GAAP adjustments to profit for the financial period and equity shareholders' funds are set out in the tables below:



                                                             6 MONTHS TO           YEAR TO
                                                               31 MARCH          30 SEPTEMBER
                                                           ----------------    ----------------
                                                  NOTES    2000      1999       1999      1998
                                                  -----    -----    -------    ------    ------
                                                           L'000     L'000     L'000     L'000
                                                              UNAUDITED
(a) RECONCILIATION OF PROFIT FOR THE FINANCIAL
  YEAR TO U.S. GAAP
  Profit for the financial period under U.K.
     GAAP.......................................           8,708      7,213    13,990     8,312
                                                           -----    -------    ------    ------
  U.S. GAAP adjustments:
  Amortisation of goodwill......................    (i)      258         --       215        --
  In-process research and development...........    (i)       --         --    (1,021)       --
  Related amortization of goodwill..............              26         --        17        --
  Capitalisation of interest....................   (ii)      191        224       649       681
  Deferred taxation.............................  (iii)     (472)      (580)   (1,496)   (1,402)
  Compensation expense..........................   (iv)     (461)      (208)     (487)     (163)
  Deferred tax effect of U.S. GAAP
     adjustments................................             (57)       (57)     (184)     (211)
                                                           -----    -------    ------    ------
  U.S. GAAP adjustments total...................            (515)      (621)   (2,307)   (1,095)
                                                           -----    -------    ------    ------
  Profit for the financial period under U.S.
     GAAP.......................................           8,193      6,592    11,683     7,217
                                                           =====    =======    ======    ======
  Basic earnings per share under U.S. GAAP......   (vi)     6.8p       5.7p     10.0p      6.2p
                                                  =====    =====    =======    ======    ======
  Diluted earnings per share under U.S. GAAP....   (vi)     6.8p       5.7p     10.0p      6.2p
                                                  =====    =====    =======    ======    ======



                                                                      AS AT
                                                                    31 MARCH     AS AT 30 SEPTEMBER
                                                                    ---------    ------------------
                                                                      2000        1999       1998
                                                                    ---------    -------    -------
                                                                      L'000       L'000      L'000
                                                                    UNAUDITED
(b) EFFECT ON EQUITY SHAREHOLDERS' FUNDS OF
  DIFFERENCES BETWEEN U.K. GAAP AND U.S. GAAP:
  Equity shareholders' funds under U.K. GAAP....                     112,461     68,122     56,215
                                                                     -------     ------     ------
  U.S. GAAP ADJUSTMENTS:
  Amortisation of goodwill......................    (i)                  473        215         --
  In-process research and development...........    (i)                 (978)    (1,004)        --
  Capitalisation of interest....................   (ii)                1,918      1,727      1,078
  Deferred taxation.............................  (iii)               (5,728)    (5,256)    (3,760)
  Employee benefit trust........................    (v)               (7,384)    (7,384)    (7,500)
  Share premium account.........................    (v)                7,384      7,384      7,500
  Deferred tax effect of U.S. GAAP
     adjustments................................                        (575)      (518)      (334)
  Dividends.....................................  (viii)                 844      1,334      1,067
                                                                     -------     ------     ------
  U.S. GAAP adjustments total...................                      (4,046)    (3,502)    (1,949)
                                                                     -------     ------     ------
  Equity shareholders' funds under U.S. GAAP....                     108,415     64,620     54,266
                                                                     =======     ======     ======

(i) BUSINESS COMBINATIONS

  (a) Amortisation of goodwill


     Under U.K. GAAP, at 30 September 1999 an amount of (pound sterling)10,329,000 is included within creditors representing the maximum contingent consideration payable to the former shareholders of ICTI and this amount is included in goodwill on acquisition. Under U.S. GAAP amounts related to contingent consideration are only included when the contingency is resolved.


  (b) In-process research and development


     As part of the acquisition of Bartholomew Rhodes, Galen assigned an amount of L1,021,000 to in-process research and development for drugs under development at Bartholomew Rhodes at the date of acquisition. Under U.S. GAAP the amount of purchase consideration allocated to in-process research and development is written off immediately to profit and loss account. The valuation of in-process research and development was calculated using an income approach. This involved estimating the fair value of the in-process research and development using the present value of the estimated after-tax cash flows expected to be generated by the purchased in-process research and development. The Drugs under development and the related fair values assigned were as follows: Calcium Chewable tablets (L599,000), Temazepam tablets (L143,000) and Paracetamol/Codeine Phosphate Effervescent tablets (L279,000). At the date of acquisition, the drugs were 90%, 80% and 30% complete respectively. Revenues generated by the Calcium Chewable tablets are expected to commence in the third quarter of 2000 and continue through 2009. Revenues for the Temazepam and Paracetamol/Codeine tablets are expected to commence in 2001 and 2002 respectively and continue through 2009. The expected after tax cash flows for the Calcium Chewable, Temazepam and Paracetamol/Codeine tablets were discounted at 15%, 30% and 50% respectively. There are no anticipated material changes from historic pricing, margins and expense levels. The amounts of the purchase price assigned to the fair values of in-process research and development represent management's best estimate. Under U.K. GAAP this amount, which was allocated to in-process research and development under U.S. GAAP, would be included within goodwill. The adjustment for in-process research and development is net of the related amortisation expense recorded under U.K. GAAP.


(ii) CAPITALISATION OF INTEREST


     Under U.K. GAAP, companies may choose whether or not to capitalise finance costs on fixed assets that take a substantial period of time to bring into service. U.S. GAAP requires interest incurred as part of the cost of constructing fixed assets to be capitalised and amortised over the life of the asset.


(iii) DEFERRED TAXATION


     Under U.K. GAAP, provision for deferred tax is only required to the extent that it is probable that a taxation liability or asset will crystallise, in the foreseeable future, as a result of timing differences between taxable profit and accounting profit. Provision is made at known rates of tax.



     Under U.S. GAAP, full provision for deferred tax is required to the extent that accounting profit differs from taxable profit due to temporary differences. Provision is made at future enacted rates. A valuation adjustment is made against deferred tax assets where it is more likely than not that some portion will not be realised.

     The following table summarises deferred tax liabilities and assets on a U.S. GAAP basis:



                                                                               AS AT
                                                                AS AT       30 SEPTEMBER
                                                              31 MARCH     --------------
                                                                2000       1999     1998
                                                              ---------    -----    -----
                                                                L'000      L'000    L'000
                                                              UNAUDITED
DEFERRED TAX LIABILITY:
Accelerated capital allowances..............................    5,795      5,323    3,827
DEFERRED TAX ASSET:
Trading losses..............................................      (67)       (67)     (67)
                                                                -----      -----    -----
                                                                5,728      5,256    3,760
Deferred tax on U.S. GAAP adjustments.......................      575        518      334
                                                                -----      -----    -----
                                                                6,303      5,774    4,094
                                                                =====      =====    =====


     Based on an assessment of all available evidence including the group's current business plans, no valuation adjustment has been made against the deferred tax asset in relation to trading losses.

(iv) SHARE COMPENSATION EXPENSE


     Under U.K. GAAP no cost has been accrued in relation to share options awarded to employees since the exercise price is equivalent to the market value at the date of grant.



     Under U.S. GAAP the company has elected to follow APB 25. Under APB 25 compensation cost on variable option awards in which the number of options exercisable is not known at the date of grant is calculated as the difference between the option price and the market price at the end of the reporting period. This cost is amortised over the period from the date the options are granted to the date they are first exercisable, that is, the vesting date. In determining the costs of benefits arising from stock compensation plans, companies may adopt either the intrinsic value method (APB 25) or a fair value method (FAS 123). Had compensation costs been determined in accordance with FAS 123, net profit and basic and diluted earnings per share would have been as follows:



                                                                  YEAR TO
                                                               30 SEPTEMBER
                                                              ---------------
                                                               1999     1998
                                                              ------    -----
                                                              L'000     L'000
Net profit under U.S. GAAP as reported......................  11,683    7,217
Compensation cost adjustment................................     169       83
                                                              ------    -----
Proforma profit.............................................  11,852    7,300
                                                              ======    =====
NET PROFIT PER ORDINARY SHARE UNDER U.S. GAAP
As reported.................................................   10.0p     6.2p
Proforma -- Basic...........................................   10.2p     6.3p
          -- Diluted........................................   10.2p     6.3p
                                                              ------    -----

     Under FAS 123 the compensation cost is based on the fair value of the options at the date of grant using the Black-Scholes option pricing model and the following weighted average assumptions:

                                                                  YEAR ENDED
                                                                 30 SEPTEMBER
                                                              ------------------
                                                               1999       1998
                                                              -------    -------
Life of option..............................................  3.9 yrs    3.9 yrs
Dividend yield..............................................    0.32%      0.32%
Risk-free interest rate.....................................     4.8%       6.5%
Price volatility............................................      30%        30%
                                                              -------    -------

(v) EMPLOYEE BENEFIT TRUST


     Under U.K. GAAP, shares held by the Employee Benefit Trust are recorded as fixed asset investments with zero cost. Under U.S. GAAP, those shares are regarded as treasury stock and recorded as a contra equity account within equity shareholders' funds at the date of contribution.


(vi) EARNINGS PER SHARE

     YEARS TO 30 SEPTEMBER 1999 AND 1998


     Earnings per share is based on profit for the financial year under U.S. GAAP as calculated above and on 116,329,438 ordinary shares (1998: 116,266,390) the weighted average number of ordinary shares in issue during the year, excluding those held in the employee trust. Diluted earnings per share is calculated on profit for the financial year under U.S. GAAP as calculated above and on an adjusted number of shares of 116,389,609 (1998: 116,266,390) reflecting the number of dilutive shares under option.


     UNAUDITED 6 MONTHS TO 31 MARCH 2000 AND 1999


     Earnings per share is based on profit for the financial period under U.S. GAAP as calculated above and on 120,540,888 ordinary shares (1999: 116,266,829) the weighted average number of ordinary shares in issue during the period, excluding those held in the employee trust. Diluted earnings per share is calculated on profit for the financial period under U.S. GAAP as calculated above and on an adjusted number of shares of 120,975,407 (1999: 116,577,030) reflecting the number of dilutive shares under option.


(vii) PRESENTATION OF EXCEPTIONAL ITEMS


     Under U.K. GAAP exceptional items are items which derive from events or transactions that fall within the ordinary activities of the reporting entity and which individually or, if of a similar type, in aggregate, need to be disclosed by virtue of their size or incidence. Under U.S. GAAP only items which are deemed unusual in nature and infrequent in occurrence (not reasonably expected to recur in the foreseeable future) qualify for presentation as "extraordinary" items. They are presented below income before extraordinary items in the profit and loss account. Under U.S. GAAP, abortive merger costs in this case does not meet the criteria for presentation as an extraordinary item.


(viii) DIVIDENDS


     Under U.K. GAAP, final ordinary dividends are recognised in the financial year in respect of which they are recommended by the Board of Directors for approval by shareholders. Under U.S. GAAP, such dividends are not recognised until they are formally declared by the Board of Directors.


(2) CONSOLIDATED CASH FLOW STATEMENT

     The Group Consolidated Cash Flow Statement is prepared in accordance with United Kingdom Financial Reporting Standard 1 "FRS 1 (Revised 1996)", whose objective and principles are similar to those set out in SFAS No. 95, "Statement of Cash Flows". The principal differences between the standards relate to classification. Under FRS 1 (Revised 1996), the Company presents its cash flows for (a) operating activities,

(b) returns on investments and servicing of finance, (c) taxation, (d) capital expenditure and financial investment, (e) acquisitions, (f) dividends paid, (g) management of liquid resources and (h) financing. SFAS No. 95 requires only three categories of cash flow activity being (a) operating, (b) investing and
(c) financing.

     Cash flows from taxation and returns on investments and servicing of finance under FRS 1 (Revised 1996) would be included as operating activities under SFAS No. 95, capital expenditure and financial investment and acquisitions and disposals would be included as investing activities, and dividends paid would be included as a financing activity under SFAS No. 95. Under FRS 1 (Revised 1996) cash comprises cash in hand and deposits repayable on demand, less overdrafts repayable on demand, and liquid resources comprise current asset investments held as readily disposable stores of value. Under SFAS No. 95 cash equivalents, comprising short-term highly liquid investments, generally with original maturities of three months or less, are grouped together with cash. Short-term borrowings repayable on demand would not be included within cash and cash equivalents and movements on those borrowings would be included in financing activities.

     Set out below, for illustrative purposes, is a summary consolidated cash flow statement under U.S. GAAP.

                                                UNAUDITED
                                               6 MONTHS TO
                                                 31 MARCH            YEAR TO 30 SEPTEMBER
                                             ----------------    -----------------------------
                                              2000      1999      1999       1998       1997
                                             ------    ------    -------    -------    -------
                                             L'000     L'000      L'000      L'000      L'000
Net cash provided by operating
  activities...............................   6,539     6,229     10,019     11,915      6,749
Net cash used in investing activities......  (8,221)   (4,457)   (33,838)   (17,275)   (22,509)
Net cash provided by financing
  activities...............................  31,580    (1,730)    13,170        109     37,873
                                             ------    ------    -------    -------    -------
NET (DECREASE)/INCREASE IN CASH AND CASH
  EQUIVALENTS..............................  29,898        42    (10,649)    (5,251)    22,113
Cash and cash equivalents at beginning of
  period...................................   6,351    17,000     17,000     22,251        138
                                             ------    ------    -------    -------    -------
CASH AND CASH EQUIVALENTS AT END OF
  PERIOD...................................  36,249    17,042      6,351     17,000     22,251
                                             ======    ======    =======    =======    =======

(3) RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

     In June 1998, the Financial Accounting Standards Board ("FASB") issued FAS 133, "Accounting for Derivative Instruments and Hedging Activities". FAS 133 establishes a new model for accounting for derivatives and hedging activities and supersedes and amends a number of existing standards. FAS 133 is effective for fiscal years beginning after June 15, 1999, but earlier application is permitted as of the beginning of any fiscal quarter subsequent to June 15, 1998. Upon initial application, all derivatives are required to be recognised in the statement of financial position as either assets or liabilities and measured at fair value. In addition, all hedging relationships must be reassessed and documented pursuant to the provisions of FAS 133. Subsequent to the issuance of FAS 133, the FASB issued FAS 137, "Accounting for Derivative Instruments and Hedging Activities -- Deferral of the Effective Date of FASB Statement No. 133", which defers the effective date of FAS 133 to periods beginning after June 15, 2000. The Group is currently evaluating the likely impact of the adoption of FAS 133 on its results of operations and financial position.

     In December 1999, the Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin (SAB) No. 101, "Revenue Recognition in Financial Statements," which summarizes certain of the SEC staff views in applying generally accepted accounting principles to revenue recognition in financial statements. The Company adopted SAB 101 in these financial statements. Such adoption had no impact on the Company's financial statements.

                           BARTHOLOMEW RHODES LIMITED

                              FINANCIAL STATEMENTS
                               FOR THE YEAR ENDED
                                 31 MARCH 1999

                           BARTHOLOMEW RHODES LIMITED

                              FINANCIAL STATEMENTS
                        FOR THE YEAR ENDED 31 MARCH 1999


INDEX                                                         PAGE
-----                                                         ----
Report of the directors.....................................  F-79
Report of the auditors......................................  F-81
Principal accounting policies...............................  F-82
Profit and loss account.....................................  F-83
Cash flow statement.........................................  F-84
Notes to the financial statements...........................  F-85

                           BARTHOLOMEW RHODES LIMITED

                            REPORT OF THE DIRECTORS

     The directors present their report together with financial statements for the year ended 31 March 1999.

PRINCIPAL ACTIVITY

     The company is principally engaged in the sale of generic pharmaceutical products.

BUSINESS REVIEW

     The directors are satisfied with the performance of the company for the year and its position at the year end. They are cautiously optimistic for the forthcoming period.

     There was a loss for the year after taxation amounting to L813,155. The directors do not recommend payment of a dividend and the loss of L813,155 has therefore been transferred to reserves.

DIRECTORS

     The present membership of the Board is set out below. Both directors served throughout the year.

     The interests of the directors in the shares of the company at 1 April 1998 and at 31 March 1999, were as follows:

                                                                NUMBER
                                                                ------
Dr D J Burston..............................................      99
Mrs L F Burston.............................................       1

DIRECTORS' RESPONSIBILITIES FOR THE FINANCIAL STATEMENTS

     Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to:

     - select suitable accounting policies and then apply them consistently;

     - make judgements and estimates that are reasonable and prudent;

     - prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

     The directors are responsible for maintaining proper accounting records, for safeguarding the assets of the company and for taking reasonable steps for the prevention and detection of fraud and other irregularities.

                           BARTHOLOMEW RHODES LIMITED

                            REPORT OF THE DIRECTORS

YEAR 2000 COMPLIANCE

     The company reviewed its computer systems for the impact of the Year 2000 date change, prepared an action plan to address the issue and carried out all necessary measures. All systems have continued to operate properly over the Year 2000 date change and through any roll-over procedures that occurred at a later date.

     The issue is complex, and no business can guarantee that there will be no Year 2000 problems. As all businesses are dependent on the compliance of their major customers, suppliers and other trading partners, any impact that has occurred on their systems will affect the company's business to a greater or lesser extent.

ON BEHALF OF THE BOARD

                    REPORT OF THE AUDITORS TO THE MEMBERS OF

                           BARTHOLOMEW RHODES LIMITED


     We have audited the financial statements on pages F-83 to F-88 which have been prepared under the accounting policies set out on page F-82.


RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS


     As described on page F-79 the directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.


BASIS OF OPINION

     We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

     We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

OPINION

     In our opinion the financial statements give a true and fair view of the company's loss for the year ended 31 March 1999.

GRANT THORNTON
REGISTERED AUDITORS
CHARTERED ACCOUNTANTS
KETTERING

                           BARTHOLOMEW RHODES LIMITED

                         PRINCIPAL ACCOUNTING POLICIES

BASIS OF PREPARATION

     The financial statements have been prepared under the historical cost convention.

     The principal accounting policies of the company have remained unchanged from the previous year and are set out below.

  Turnover

     Turnover is the total amount receivable by the company for goods supplied and services provided, excluding VAT and trade discounts.

DEPRECIATION

     Depreciation is calculated to write down the cost of all motor vehicles by the reducing balance method and all other tangible fixed assets by the straight line method over their expected useful lives. The rates generally applicable are:

Motor vehicles..........................................   25%
Office equipment........................................   33 1/3%
Computer equipment......................................   33 1/3%
Laboratory equipment....................................   15%

TRADEMARK AND LICENCE EXPENDITURE

     Trademark and licence expenditure is charged to profits in the period in which it is incurred.

  Stocks

     Stocks are stated at the lower of cost and net realisable value.

  Deferred Taxation

     Deferred tax is provided for using the tax rates estimated to arise when the timing differences reverse and is accounted for to the extent that it is probable that a liability or asset will crystallise. Unprovided deferred tax is disclosed as a contingent liability.

  Leased Assets

     Assets held under finance leases and hire purchase contracts are capitalised in the balance sheet and depreciated over their expected useful lives. The interest element of leasing payments represents a constant proportion of the capital balance outstanding and is charged to the profit and loss account over the period of the lease.

     All other leases are regarded as operating leases and the payments made under them are charged to the profit and loss account on a straight-line basis over the lease term.

CONTRIBUTIONS TO PENSION FUNDS

  Defined contribution scheme

     The pension costs charged against profits represent the amount of the contributions payable to the scheme in respect of the accounting period.

                           BARTHOLOMEW RHODES LIMITED

                            PROFIT AND LOSS ACCOUNT
                        FOR THE YEAR ENDED 31 MARCH 1999

                                                                         1999
                                                              NOTE        L
                                                              ----    ----------
TURNOVER....................................................   1       4,328,098
Cost of sales...............................................           2,678,660
                                                               --     ----------
Gross profit................................................           1,649,438
Other operating income and charges..........................   2       2,794,959
                                                               --     ----------
OPERATING LOSS..............................................   6      (1,145,521)
Net interest................................................   3          30,634
                                                               --     ----------
LOSS ON ORDINARY ACTIVITIES BEFORE TAXATION.................   1      (1,176,155)
Tax on loss on ordinary activities..........................   5         363,000
                                                               --     ----------
LOSS TRANSFERRED TO RESERVES................................            (813,155)
                                                               ==     ==========

There were no recognised gains or losses other than the loss for the financial year.

The accompanying accounting policies and notes form an integral part of these financial statements.

                           BARTHOLOMEW RHODES LIMITED

                              CASH FLOW STATEMENT
                        FOR THE YEAR ENDED 31 MARCH 1999

                                                                        1999
                                                              NOTE       L
                                                              ----    --------
NET CASH INFLOW FROM OPERATING ACTIVITIES...................   6       356,665
RETURNS ON INVESTMENTS AND SERVICING OF FINANCE
Interest received...........................................             1,941
Interest paid...............................................           (28,707)
Finance lease interest paid.................................            (3,868)
                                                                      --------
NET CASH OUTFLOW FROM RETURNS ON INVESTMENTS AND SERVICING
  OF FINANCE................................................           (30,634)
                                                                      --------
TAXATION....................................................          (220,000)
                                                                      --------
CAPITAL EXPENDITURE
Purchase of tangible fixed assets...........................          (657,364)
Sale of tangible fixed assets...............................            42,000
                                                                      --------
NET CASH OUTFLOW FROM CAPITAL EXPENDITURE...................          (615,364)
                                                                      --------
FINANCING
Capital element of finance lease rentals....................   7       (50,311)
                                                                      --------
NET CASH OUTFLOW FROM FINANCING.............................           (50,311)
                                                                      --------
DECREASE IN CASH............................................   8      (559,644)
                                                                      ========

 The accompanying accounting policies and notes form an integral part of these financial statements.

                           BARTHOLOMEW RHODES LIMITED

                       NOTES TO THE FINANCIAL STATEMENTS
                        FOR THE YEAR ENDED 31 MARCH 1999

 1. TURNOVER AND LOSS ON ORDINARY ACTIVITIES BEFORE TAXATION.

     The turnover and loss before taxation are attributable to one activity, the sale of generic pharmaceutical products.

 2. THE LOSS ON ORDINARY ACTIVITIES IS STATED AFTER:

                                                                 1999
                                                                   L
                                                                -------
Auditors' remuneration......................................      5,000
Depreciation:
Tangible fixed assets, owned................................     61,562
Other operating lease rentals...............................    177,461
                                                                =======

    OTHER OPERATING INCOME AND CHARGES

                                                                  1999
                                                                    L
                                                                ---------
Administrative expenses.....................................    3,008,253
Other operating income......................................     (213,294)
                                                                ---------
                                                                2,794,959
                                                                =========

 3. NET INTEREST

                                                                 1999
                                                                  L
                                                                ------
On bank overdraft...........................................    28,707
Finance charges in respect of finance leases................     3,868
                                                                ------
                                                                32,575
Other interest receivable and similar income................    (1,941)
                                                                ------
                                                                30,634
                                                                ======

 4. DIRECTORS AND EMPLOYEES

     Staff costs during the year were as follows:

                                                                 1999
                                                                   L
                                                                -------
Wages and salaries..........................................    472,003
Social security costs.......................................     26,106
Other pension costs.........................................    143,208
                                                                -------
                                                                641,317
                                                                =======

     The average number of employees of the company during the year was 12.

                           BARTHOLOMEW RHODES LIMITED

                       NOTES TO THE FINANCIAL STATEMENTS
                FOR THE YEAR ENDED 31 MARCH 1999 -- (CONTINUED)

     Remuneration in respect of directors was as follows:

                                                                  1999
                                                                   L
                                                                --------
Emoluments..................................................      14,842
Pension contributions to money purchase pension schemes.....     140,000
                                                                --------
                                                                 154,842
                                                                ========

     During the year 1 director participated in money purchase pension schemes.

 5. TAX ON LOSS ON ORDINARY ACTIVITIES

     The tax credit represents:

                                                                  1999
                                                                   L
                                                                --------
Corporation tax at 31%......................................    (409,000)
Deferred tax................................................      46,000
                                                                --------
                                                                (363,000)
                                                                ========

 6. NET CASH INFLOW FROM OPERATING ACTIVITIES

                                                                 1999
                                                                  L
                                                              ----------
Operating loss..............................................  (1,145,521)
Depreciation................................................      61,562
Loss on sale of tangible fixed assets.......................       2,459
Decrease in stocks..........................................      82,848
Decrease in debtors.........................................   1,286,586
Increase in creditors.......................................      68,731
                                                              ----------
Net cash inflow from operating activities...................     356,665
                                                              ==========

 7. RECONCILIATION OF NET CASH FLOW TO MOVEMENT IN NET DEBT

                                                                1999
                                                                 L
                                                              --------
Decrease in cash in the year................................  (559,644)
Cash outflow from finance leases............................    50,311
                                                              --------
Movement in net debt in the year............................  (509,333)
Net debt at 1 April 1998....................................  (325,015)
                                                              --------
Net debt at 31 March 1999...................................  (834,348)
                                                              ========

                           BARTHOLOMEW RHODES LIMITED

                       NOTES TO THE FINANCIAL STATEMENTS
                FOR THE YEAR ENDED 31 MARCH 1999 -- (CONTINUED)

 8. ANALYSIS OF CHANGES IN NET DEBT

                                                              AT                           AT
                                                         1 APRIL 1998    CASH FLOW    31 MARCH 1999
                                                              L              L              L
                                                         ------------    ---------    -------------
Cash in hand and at bank...............................          --         2,395          2,395
Overdraft..............................................    (274,704)     (562,039)      (836,743)
                                                           --------      --------       --------
                                                           (274,704)     (559,644)      (834,348)
Finance leases.........................................     (50,311)       50,311             --
                                                           --------      --------       --------
                                                           (325,015)     (509,333)      (834,348)
                                                           ========      ========       ========

 9. CAPITAL COMMITMENTS

     The company had no capital commitments at 31 March 1999.

10. FINANCIAL COMMITMENTS

     At the year end the company were committed until February 2001 to pay Mrs M A Ross a monthly business consultancy fee of (pound sterling)4,167.

11. CONTINGENT LIABILITIES

     The company has given an unlimited guarantee for the banking facilities of Dallas Burston Healthcare Limited. At 31 March 1999 the guaranteed borrowings amounted to (pound sterling)nil.

     There were no other contingent liabilities at 31 March 1999.

12. PENSIONS

  Defined contribution scheme

     The company operates a defined contribution pension scheme for the benefit of certain employees and directors. The assets of the scheme are administered by trustees in a fund independant from those of the company.

13. LEASING COMMITMENTS

     Operating lease payments amounting to (pound sterling)227,461 are due within one year. The leases to which these amounts relate expire as follows:

                                                                1999
                                                                LAND
                                                                 AND
                                                              BUILDINGS
                                                                  L
                                                              ---------
Between one and five years..................................   100,000
In five years or more.......................................   127,461
                                                               -------
                                                               227,461
                                                               =======

                           BARTHOLOMEW RHODES LIMITED

                       NOTES TO THE FINANCIAL STATEMENTS
                FOR THE YEAR ENDED 31 MARCH 1999 -- (CONTINUED)

14. TRANSACTIONS WITH RELATED PARTIES

     During the year the company traded with the following companies, all of which are controlled and owned in majority/entirety by Dr D J Burston:

     Ashbourne Pharmaceuticals Limited:

     Sales and purchases were made during the year of (pound sterling)104,114 and (pound sterling)535,937 respectively.

     Fixed asset purchases were made during the year of (pound sterling)181,116.

     In addition, expenses of (pound sterling)806,030 were recharged from Ashbourne Pharmaceuticals Limited during the year.

     Dallas Burston Investment Properties and Dallas Burton Estates Limited:

     Rental payments were made during the year of (pound sterling)119,484.

     At the year end the following balances were outstanding with the above companies:

                                                       AMOUNTS RECEIVABLE    AMOUNTS PAYABLE
                                                              1999                1999
                                                               L                    L
                                                       ------------------    ---------------
Ashbourne Pharmaceuticals Limited                             2,189              93,240
Dallas Burston Estates Limited                               75,010               8,364
Dallas Burston Healthcare Limited                            60,000                   0
Dallas Burston Investment Properties                              0              16,667

     The company also sold motor vehicles to Dr D J Burston during the year for (pound sterling)101,894 which had a net book value of (pound sterling)104,351.

15. CONTROLLING RELATED PARTY

     The ultimate controlling related party of the company is Dr D J Burston as a result of his interest in the shares of the company.

                                                                         ANNEX A

                             TRANSACTION AGREEMENT

                                  BY AND AMONG

                               GALEN HOLDINGS PLC

                                      AND

                              WARNER CHILCOTT PLC

                            ------------------------

                                  MAY 4, 2000

                            ------------------------

                               TABLE OF CONTENTS


                                                                              PAGE
                                                                              ----
ARTICLE I     THE ACQUISITION, INCLUDING THE SCHEME.......................     A-2
ARTICLE II    ADS EXCHANGE................................................     A-6
ARTICLE III   OPTIONS AND WARRANTS........................................     A-6
ARTICLE IV    REPRESENTATIONS AND WARRANTIES OF WARNER....................     A-6
ARTICLE V     REPRESENTATIONS AND WARRANTIES OF GALEN.....................    A-16
ARTICLE VI    COVENANTS...................................................    A-23
ARTICLE VII   CONDITIONS..................................................    A-31
ARTICLE VIII  TERMINATION; AMENDMENTS; WAIVER.............................    A-34
ARTICLE IX    MISCELLANEOUS...............................................    A-36
ARTICLE X     DEFINITIONS.................................................    A-38

                             TRANSACTION AGREEMENT

     This TRANSACTION AGREEMENT (this "Agreement") dated as of May 4, 2000 is entered into by Galen Holdings PLC, a Northern Ireland public limited company ("Galen"), and Warner Chilcott, PLC, an Irish public limited company ("Warner").

     WHEREAS, the respective Boards of Directors of Galen and Warner have approved the combination of the businesses of Galen and Warner on the terms and subject to the conditions set forth in this Agreement and the Scheme; and

     WHEREAS, Galen has received executed Employment Agreements in form and substance satisfactory to Galen;


     WHEREAS, such combination is proposed to be effected, subject to the sanction of the High Court of Ireland (the "Court"), by means of a scheme of arrangement in substantially the form attached hereto as Exhibit A (the "Scheme") under Section 201 of the Companies Act, 1963, of Ireland (the "Irish Companies Act"), whereby (i) all of the ordinary shares of U.S.$0.05 each in the capital of Warner ("Warner Shares"), excluding any Warner Shares held by or on behalf of Galen or any Subsidiary of Galen (as more particularly described in the Scheme, "Scheme Shares"), will be cancelled in consideration for the issue to the holders of Scheme Shares of a number of new ordinary shares of 10p each in the capital of Galen ("Galen Shares") determined as set forth herein and (ii) the reserve arising on cancellation of the Scheme Shares will be applied to pay up in full an issue of new shares in Warner to Galen, such that Warner will become a wholly-owned subsidiary of Galen; and it is proposed that, in conjunction with the Scheme, certain amendments will be made to the Articles of Association of Warner (the "Amendments") so as to ensure that any Warner Shares issued after the Effective Time (as defined in the Scheme) other than to Galen or its nominee will be exchanged for Galen Shares on the same basis as under the Scheme, and that arrangements will be made under which Options (as defined herein) may be converted into options to acquire Galen Shares upon the terms and subject to the conditions set forth herein and in accordance with the relevant laws;


     WHEREAS, Warner has previously (i) deposited Warner Shares with The Bank of New York (the "Depositary") and (ii) caused the Depositary to issue American Depositary Shares, each representing one Warner Share (the "Warner ADS's") in respect thereof; and

     WHEREAS, Galen intends to (i) deposit Galen Shares with the Depositary and
(ii) cause the Depositary to issue American Depositary Shares (the "Galen ADSs") in respect thereof; and

     WHEREAS, under the terms of the Scheme, holders of Scheme Shares (including the Scheme Shares represented by the Warner ADSs) will receive 2.5 Galen Shares for each Warner Share subject to adjustment as provided by the Scheme (as more particularly defined in the Scheme the "Per Share Consideration"); and

     WHEREAS, the parties intend to enter into arrangements whereby holders of Warner ADSs representing Scheme Shares will receive Galen ADSs in respect of the Per Share Consideration for such Scheme Shares; and

     WHEREAS, the Boards of Directors of Galen and Warner have approved the acquisition of Warner by Galen pursuant to the Scheme (the "Acquisition") and the other transactions contemplated hereby (collectively the "Transactions"), in accordance with the laws of Ireland ("Irish Law") and upon the terms and subject to the conditions set forth in this Agreement; and

     WHEREAS under the terms of the Scheme all the issued Deferred Shares in the capital of Warner will be cancelled in consideration of the issue of one new Galen Share; and

     WHEREAS, concurrently with the execution of this Agreement and as an inducement to Warner to enter into this Agreement, certain shareholders of Galen have entered into shareholder agreements (each, a "Galen Shareholder Agreement") in the form attached hereto as Annex A, pursuant to which, among other things, such shareholders have agreed, pursuant to the terms thereof, to support, and vote their Galen Shares in favor of, the Transactions; and

     WHEREAS, Galen and Warner desire to make certain representations, warranties, covenants and agreements in connection with the Transactions and also to prescribe various conditions to the implementation of the Scheme set forth herein; and

     WHEREAS, for U.S. federal income tax purposes, the parties expect that the Transactions will qualify as a reorganization within the meaning of Section 368(a)(1)(B) of the U.S. Internal Revenue Code of 1986, as amended (the "Code"); and

     WHEREAS, certain capitalized terms used in this Agreement have the meaning as set forth or referred to in Article X hereof.

     NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, Galen and Warner agree as follows:

               ARTICLE I -- THE ACQUISITION, INCLUDING THE SCHEME

     SECTION 1.01  Implementation of the Scheme.


     (a) Warner and Galen shall take all such steps and actions reasonably within their respective powers and shall prepare, execute, agree, settle, publish and/or announce (and use their reasonable best efforts to procure to be prepared, executed, agreed, settled, published and announced), all such documents as may be necessary or appropriate for the implementation of the Scheme and the Transactions in accordance with the terms and conditions of this Agreement and the requirements of applicable law, the United States Securities and Exchange Commission ("SEC"), the U.K. Listing Authority (as hereinafter defined), the London Stock Exchange ("LSE"), the Nasdaq National Market ("Nasdaq") and the Court. The parties shall respectively use their reasonable best efforts to cause the Effective Date (as defined in the Scheme) to occur on or before August 31, 2000. Notwithstanding the foregoing, if the Effective Date does not occur on or before August 31, 2000, the parties shall use their respective reasonable best efforts to cause the Effective Date to occur as soon as practicable thereafter. In any event, the parties shall comply with any time limits which may be specified in the Final Court Order.


     (b) (i) As promptly as practicable after the date of this Agreement, Warner shall prepare a Proxy Statement (the "Proxy Statement") complying with all requirements of applicable law, the Court and the SEC and without limitation containing:

             (1) the text of the Scheme;

             (2) an explanatory statement in relation to the Scheme as required by Irish Law;

             (3) a notice convening a meeting or meetings of holders of Warner Shares pursuant to an order of the Court for the purpose of voting on the Scheme (such meetings, including any adjournment thereof, being the "Court Meeting");

             (4) a notice convening an extraordinary general meeting of Warner for the purpose of voting on a Special Resolution ("the Warner EGM Resolution") to approve the reduction and cancellation of capital of Warner (the "Capital Reduction") and creation and issue of new Warner Shares to Galen contemplated by the Scheme and the Amendments (such meeting, including any adjournment thereof, being the "Warner EGM");

             (5) such other information as may be required by the SEC, Nasdaq, the Court or applicable law.

          (ii) Warner shall give Galen and its advisers all reasonable opportunity to review and comment on drafts of and approve the final forms of drafts, and final forms of all documents to be filed with the Court, including those documents referred to in paragraph (b)(i) of this Section 1.01, prior to the filing thereof by Warner (such approval not to be unreasonably withheld or delayed) and will duly take account of any comments thereon made by Galen and its advisers. Warner shall consult with Galen regarding the conduct of all court proceedings and shall advise Galen's counsel of the dates of any hearings.

     (c) Galen shall be represented in the Court by solicitors or counsel on the hearing of the Petition and any other hearings, and shall give such undertakings, subject to the Scheme becoming effective, as are required by the Court for the purposes of assuring the Court that Galen shall perform those acts which the Scheme provides that it shall perform.

     (d) The Proxy Statement will set forth, and Warner hereby represents, that the Board of Directors of Warner (the "Warner Board") at a meeting duly called and held, has (i) determined that the Scheme is fair to and in the best interests of Warner and Warner Shareholders; and (ii) recommended approval by Warner Shareholders of the Scheme and the Warner EGM Resolution (such recommendation to the Warner Shareholders being referred to as the "Warner Board Recommendation" and references to the Warner Board Recommendation herein to include, where the context so allows, a recommendation against any proposed adjournment of the Court Meeting or the Warner EGM other than due to practical difficulties); provided, however, that the Warner Board recommendation may be withdrawn, modified or amended to the extent that the Warner Board determines in good faith, after taking due account of advice from its outside counsel as to legal matters and from its independent financial adviser as to financial matters, that its fiduciary duties would be likely to require it to do so. Warner further represents that Credit Suisse First Boston Corporation ("CSFB") has delivered to the Warner Board its written opinion to the effect that, as of the date thereof, the Per Share Consideration to be offered to the holders of Warner Shares and Warner ADSs (other than Galen and its affiliates) pursuant to the Scheme is fair to such holders from a financial point of view.

     (e) On the terms and subject to the conditions of this Agreement, Warner shall promptly take or cause to be taken such steps as are within its power and necessary or reasonably required to implement the Scheme, including the following:

          (i) Warner shall issue proceedings requesting the Court to order that the Court Meeting be convened;

          (ii) upon the giving by the Court of any directions in that respect, and the Proxy Statement and related forms of proxy for use at the Court Meeting and the Warner EGM being approved (to the extent required) by the Court, Warner shall, in accordance with the directions of the Court, promptly dispatch the Proxy Statement and proxy forms to the Warner Shareholders and thereafter publish and/or post the requisite advertisements and such other documents and information as the Court may approve or direct from time to time in connection with the implementation of the Scheme in accordance with applicable law;

          (iii) (subject to the attendance of a quorum) Warner shall hold the Court Meeting and the Warner EGM and, provided the necessary resolutions are duly passed at such meetings (by the requisite votes required under Section 201(3) of the Irish Companies Act ("Section 201"), in the case of the Court Meeting) promptly after such vote has been taken present a petition or petitions (the "Petition") and issue a notice of motion for directions and file any grounding affidavits required requesting the Court to issue directions in relation to the date to be fixed for the hearing of the Petition and for an order of the Court directing the manner of advertisement of the hearing of the Petition and for such further and other orders as the Court deems fit. Warner shall as soon as practicable thereafter proceed with the Petition for the purpose of obtaining an order or orders of the Court (the "Final Court Order") sanctioning the Scheme and confirming the Capital Reduction; and

          (iv) within three business days after the perfection of the Final Court Order, Warner shall cause a copy of the Final Court Order and the minute required by Section 75 of the Irish Companies Act to be duly delivered to the Registrar of Companies in Ireland and obtain from such Registrar a certificate of registration in relation to the Capital Reduction.

     (f) Warner hereby represents and warrants to Galen that the Proxy Statement will comply in all material respects with the provisions of applicable federal securities laws, and on the date filed with the SEC, on the date first published, sent or given to Warner's stockholders and on the date of the Warner EGM, shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they

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were made, not misleading (provided that for the purposes of this Agreement
Warner makes no representation or warranty with respect to any information concerning Galen and its Subsidiaries supplied by Galen for inclusion in the Proxy Statement). Warner and Galen agree promptly to correct any information provided by either of them for use in the Proxy Statement if and to the extent that it shall have become false or misleading, and Warner further agrees to take all steps necessary to cause the Proxy Statement as so corrected to be filed with the SEC and to be disseminated to the holders of the Warner Shares, in each case, as and to the extent required by applicable federal securities law.

     (g) As promptly as practicable after the date hereof, Galen and Warner shall prepare and file with the SEC (i) either a "no action" request letter seeking an exemption from the registration requirements of the Securities Act with respect to Galen Shares to be issued under the Scheme or (ii) at Galen's discretion or in the event that a "no action" request letter is denied or withdrawn a registration statement meeting, in all material respects, the requirements of Form F-4 under the Securities Act, in which the Proxy Statement will be included as part of a proxy statement/prospectus (in substantially the form mailed to Warner's shareholders, the "PS/P") and in either case any other documents required or mutually agreed by Galen and Warner to be necessary to discharge their respective obligations under United States and Irish securities laws, in connection with the Transactions. Galen hereby represents and warrants that the PS/P shall not include any untrue statement (provided that for the purposes of this Agreement Galen makes no representation or warranty with respect to any information concerning Warner and its subsidiaries supplied by Warner) of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading. The written statements supplied by Warner specifically for inclusion in the PS/P shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. Galen and Warner shall use all commercially reasonable efforts to have such Form F-4 declared effective under the Securities Act as promptly as practicable after filing. Galen shall also take any action required to be taken under any applicable provincial or state securities laws (including United States "Blue Sky" laws) in connection with the issuance of the Galen Shares in the Acquisition; provided, however, that neither Galen nor Warner shall be required to register or qualify as a foreign corporation or to take any action that would subject it to service of process in any jurisdiction where any such entity is not now so subject.

     (h) Each of Warner and Galen shall use its reasonable best efforts to cause all conditions precedent set forth herein to be fulfilled and to avoid the occurrence of, or cure, any event which may prevent such conditions precedent set forth herein from being fulfilled.

     SECTION 1.02  Additional Actions and Undertakings.

     (a) Galen agrees to be bound by, and allot and issue Galen Shares pursuant to, the Scheme upon its becoming effective and upon and subject to the terms and conditions of this Agreement to cooperate fully with Warner in providing such information and executing such documents and taking such other actions reasonably within Galen's power as may be necessary or desirable for the purpose of giving effect to the Scheme.

     (b) As promptly as practicable following the date of this Agreement, Galen shall file with the SEC a registration statement on Form 20-F (the "Registration Statement") under the U.S. Securities Exchange Act of 1934 (the "Exchange Act"). Galen hereby represents and warrants to Warner that the Registration Statement and all information concerning Galen and its Subsidiaries supplied by Galen for inclusion in the Proxy Statement will comply in all material respects with the provisions of applicable federal securities laws, and on the date filed with the SEC, on the date first published, sent or given to Warner Shareholders, shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading (provided that for the purposes of this Agreement Galen makes no representation or warranty with respect to any information concerning Warner and its Subsidiaries supplied by Warner for inclusion in the Registration Statement). Each of Galen and Warner agrees promptly to correct any information provided by it for use in the Proxy Statement or the Registration Statement, if and to the extent that it shall have become false or misleading in any material respect and Galen further agrees to take all steps

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

necessary to cause the Registration Statement as so corrected to be filed with the SEC, in each case, as and to the extent required by applicable federal securities laws.

     (c) Galen shall, as soon as practicable after the date of this Agreement and in accordance with applicable law and regulations, including without limitation the listing rules made pursuant to the Financial Services Act 1986 (the "Listing Rules"):

          (i) duly convene and hold an extraordinary general meeting (such meeting, including any adjournment thereof, being the "Galen Meeting") of holders of Galen Shares (the "Galen Shareholders"), for the purpose of considering and voting upon (among other things) an ordinary resolution to
     (A) approve this Agreement and the Transactions; (B) increase the authorized share capital of Galen to create additional Galen Shares; and
     (C) authorize the directors of Galen to allot Galen Shares pursuant to the Scheme and the Transactions and to take such other actions, if any, as may be necessary to give effect to this Agreement, the Scheme and the Transactions (the passing of such a resolution by a majority of the votes cast at the Galen Meeting being referred to in this Agreement as the "Galen Shareholder Approval");


          (ii) prepare and submit to the competent authority for listing in the United Kingdom for purposes of Part IV of the Financial Services Act 1986 (the "U.K. Listing Authority" or "UKLA") for approval a document or documents comprising (A) a class one circular to Galen Shareholders (or such other document as may be required by the UKLA), including a notice convening the Galen Meeting and (B) listing particulars in respect of the new Galen Shares to be issued pursuant to the Scheme, in each case containing all information required by applicable law and the Listing Rules (such document or documents collectively the "Listing Particulars");


          (iii) give Warner and its advisers all reasonable opportunity to review and comment on drafts of the Listing Particulars before such drafts are submitted to the UKLA, duly take account of any comments made thereon in relation to information on Warner and in relation to the Transactions and, to the extent reasonably practicable, provide copies of comments from the UKLA thereon to Warner and its advisers as soon as practicable after the same are received;

          (iv) subject to final approval by the UKLA, procure that the Listing Particulars are duly delivered to the Registrar of Companies in Northern Ireland, published in accordance with applicable law and the Listing Rules and dispatched to Galen Shareholders in a manner sufficient to give lawful notice of the Galen Meeting;

          (v) apply for admission of the Galen Shares to be issued pursuant to the Transactions to trading on the LSE in accordance with the LSE's Admission and Disclosure Standards for Listed Companies, or other relevant requirements, as applicable.

Without prejudice to any right it may have to terminate this Agreement, Galen shall, if necessary under applicable law and the Listing Rules, promptly publish supplementary Listing Particulars and, if required by the UKLA or the LSE or applicable law, re-solicit votes of Galen Shareholders in support of the Transactions. The provisions of paragraphs (c)(ii) to (iv) above shall apply in the same manner in relation to any supplementary listing particulars and for purposes of this Agreement references to the Listing Particulars shall where appropriate include any such supplementary listing particulars.

     (d) Galen shall include in the Listing Particulars the recommendation of the Board of Directors of Galen (the "Galen Board") to Galen Shareholders to vote in favor of the resolutions to be proposed at the Galen Meeting referred to in Section 1.02(c)(i) (such recommendation to the Galen Shareholders being referred to as the "Galen Board Recommendation" and references to the Galen Board Recommendation herein to include, where the context so allows, a recommendation against any proposed adjournment of the Court Meeting or the Galen EGM other than due to practical difficulties); provided, however, that such recommendation may be withdrawn, modified or amended to the extent the Galen Board determines, in good faith, after taking due account of advice from its outside counsel as to legal matters and from its independent financial advisers as to financial matters, that its fiduciary duties would be likely to require it to do so.

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

     (e) Warner shall cooperate with Galen in the preparation of the Listing Particulars and provide in a timely manner such information about Warner and its subsidiaries and the directors, employees, business, prospects and finances thereof as may be necessary or reasonably requested in connection therewith.

                           ARTICLE II -- ADS EXCHANGE

Prior to the posting of the Proxy Statement to Warner Shareholders, Warner and Galen shall, so far as lies within their respective powers, take such actions and enter into such agreements or arrangements with the Depositary, on terms reasonably satisfactory to Warner and Galen, as may be necessary or appropriate to provide for holders of Warner ADSs to receive (at no additional cost to such holders) whole Galen ADSs representing (as nearly as practicable) the number of Galen Shares comprised in the consideration received by the Depositary in respect of the Scheme Shares represented by their Warner ADSs in accordance with reasonable and customary exchange procedures for securities traded on Nasdaq.

                      ARTICLE III -- OPTIONS AND WARRANTS

     SECTION 3.01. Warner and Galen shall use their respective reasonable best efforts to implement arrangements whereby each and every option and warrant to purchase Warner Shares granted under the Warner Option Plan or pursuant to any other arrangement adopted by the Warner Board to provide options, warrants or other rights to acquire share capital of Warner (in any such case an "Option") which is outstanding prior to the Effective Time shall be adjusted or otherwise modified so as to become, with effect from the Effective Time, an option, warrant or other such right as aforesaid to acquire such number of Galen Shares (a "Substitute Option") at such exercise price per Galen Share as shall be determined by applying the following formulae:

     Every one Warner share subject to an Option immediately prior to the Effective Time shall be multiplied by the Per Share Consideration (rounded down to the nearest whole number, if necessary) and the exercise price per Warner Share immediately prior to the Effective Time shall be divided by the Per Share Consideration (rounded up to the nearest cent) and except as provided above in this Section 3.01, each Substitute Option shall after the Effective Time continue to be subject to the provisions of the Warner Option Plan and shall be exercisable upon the same terms and conditions as were applicable under the Warner Option Plan immediately prior to the Effective Time. It is the intention of the parties that the above formulae shall be applied in a manner consistent with Section 424(a) of the Code. Galen shall take all corporate action necessary to reserve for issuance a sufficient number of Galen Shares for delivery upon exercise of Substitute Options. Promptly following the Effective Time, Galen shall file a registration statement on Form S-8 or another appropriate form with respect to the Galen Shares subject to such options and shall use its reasonable best efforts to maintain the effectiveness of such registration statement or registration statements (and maintain the current status of the prospectus or prospectuses contained therein) for so long as such options remain outstanding. With respect to those individuals who subsequent to the Transactions will be subject to the reporting requirements under Section 16(a) of the Exchange Act, where applicable, to the extent that the arrangements referred to in Section
3.01 are implemented Galen shall cause its Board of Directors to specifically approve the transactions in this Article III and shall administer options in a manner that complies with Rule 16b-3 promulgated under the Exchange Act to the extent the Warner Option Plan complied with such rule prior to the Transactions.

     SECTION 3.02. Warner shall procure that no amendments shall be made to the Warner Option Plan other than as reasonably necessary to effect the provisions of Section 3.01 above.

             ARTICLE IV -- REPRESENTATIONS AND WARRANTIES OF WARNER

     Except as disclosed in the letter delivered to Galen concurrently herewith and designated therein as the Warner Disclosure Letter (the "Warner Disclosure Letter"), in each case with specific reference to the

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

Section to which exception is taken, and except as disclosed in the Warner SEC Documents, Warner hereby represents and warrants to Galen as follows:

     SECTION 4.01  Corporate Organization.

     (a) Warner is a public limited company duly incorporated and validly existing under the laws of Ireland. Warner has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not have or is not likely to have with due regard to all circumstances a Material Adverse Effect on Warner. As used in this Agreement, the term "Material Adverse Effect" means, with respect to Galen or Warner, as the case may be, a material adverse effect on (i) the business, operations, results of operations or financial condition of such party and its Subsidiaries taken as a whole or (ii) the ability of such party to consummate the transactions contemplated hereby. As used in this Agreement, the word "Subsidiary" means any corporation, partnership, limited liability company, joint venture or other legal entity of which Galen or Warner, as the case may be (either alone or through or together with any other Subsidiary), (A) owns, directly or indirectly, 50% or more of the stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation, partnership, limited liability company, joint venture or other legal entity, (B) is a general partner, trustee or other entity or person performing similar functions or (C) has control (as defined in Rule 405 under the Securities Act). For all purposes of this Agreement, a "wholly-owned Subsidiary" shall be deemed to include those entities which, for regulatory or other local law purposes, have issued nominal ownership interests to persons other than Warner or Galen or their respective Subsidiaries. True and complete copies of the Memorandum and Articles of Association (the "Warner Memorandum and Articles") of Warner, as in effect as of the date of this Agreement, have previously been made available by Warner to Galen.

     (b) The only Subsidiaries of Warner are those listed in Section 4.01(b) of the Warner Disclosure Letter. Each Warner Subsidiary (i) is duly organized and validly existing under the laws of its jurisdiction of organization, (ii) is duly qualified to do business and in good standing (where applicable) in all jurisdictions (whether federal, state, local or foreign) where its ownership or leasing of property or the conduct of its business requires it to be so qualified and in which the failure to be so qualified would have or be likely to have a Material Adverse Effect on Warner and (iii) has all requisite corporate power and authority to own or lease its properties and assets and to carry on its business as now conducted.

     (c) Save as disclosed in Section 4.01(c) of the Warner Disclosure Letter the minute books of Warner are fully up-to-date and accurately reflect in all material respects all material corporate actions held or taken since January 1, 1999 of its shareholders and Board of Directors (including committees of the Board of Directors of Warner).

     SECTION 4.02  Capitalization.

     (a) The authorized share capital of Warner consists of 50,000,000 shares of Warner Shares, of which, as of April 30, 2000, 12,391,827 shares were issued and outstanding and (ii) 30,000 Deferred Shares, par value one Irish punt per share, of Warner (the "Warner Deferred Shares"), all of which, as of April 30, 2000, were designated, issued and outstanding. All of the issued and outstanding Warner Shares have been duly authorized and validly issued and are fully paid, non-assessable and free of preemptive rights, with no personal liability attaching to the ownership thereof. As of April 30, 2000, except pursuant to the terms of options issued pursuant to the Warner Incentive Share Option Scheme (the "Warner Option Plan") and Options and Warrants listed in Section 4.02 of the Warner Disclosure Letter, Warner does not have and is not bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase, transfer, sale or issuance of any Warner Shares or any other equity securities of Warner or any securities representing the right to purchase or otherwise receive any Warner Shares or Warner Deferred Shares. As of April 30, 2000, no Warner Shares are reserved for issuance, except for 1,573,707 Warner Shares reserved for issuance upon exercise of share options granted pursuant to the Warner Option Plan (the "Warner Stock Options") and the 2,619,023 Warner Shares reserved for issuance under the Warrants described in Section 4.02 of the Warner Disclosure Letter. Save as referred to in Section 4.02 of the Warner Disclosure Letter since December 31, 1999, Warner has not issued any shares in its capital or any securities convertible into or exercisable for any shares in its capital, other than pursuant to the exercise of Warner Stock Options granted prior to such date.

     (b) Warner owns, directly or indirectly, all of the issued and outstanding shares in its capital or other equity ownership interests of each of the Warner Subsidiaries as set forth in Section 4.02(b) of the Warner Disclosure Letter, free and clear of any Liens other than as set forth in Section 4.02(b) of the Warner Disclosure Letter, and all of such shares or equity ownership interests are duly authorized and validly issued and are fully paid, non-assessable and free of preemptive rights, with no personal liability attaching to the ownership thereof. No Warner Subsidiary has or is bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase or issuance of any shares in its capital or any other equity security of such Subsidiary or any securities representing the right to purchase or otherwise receive any shares in its capital or any other equity security of such Subsidiary.

     SECTION 4.03  Authority; No Violation.

     (a) Subject to passing of the resolutions to be proposed at the Court Meeting and the Warner EGM and to the issue of the Final Court Order and registration thereof by the Registrar of Companies in Ireland, Warner has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby, and no other corporate proceedings on the part of Warner are necessary to approve and adopt this Agreement and to consummate the transactions contemplated hereby. Without prejudice to any other provisions of this Agreement, the consummation of the transactions contemplated hereby has been duly and validly approved and declared advisable by the Warner Board. This Agreement has been duly and validly executed and delivered by Warner and (assuming due authorization, execution and delivery by Galen of this Agreement) constitutes a valid and binding obligation of Warner, enforceable against Warner in accordance with its terms.

     (b) Neither the execution and delivery of this Agreement by Warner nor the consummation by Warner of the transactions contemplated hereby, nor compliance by Warner with any of the terms or provisions hereof, will (i) violate any provision of the Warner Memorandum and Articles or similar bylaw/organizational documents of its Subsidiaries or (ii) assuming that the consents and approvals, filings or waiting times referred to in Section 4.04 are duly obtained, made or elapsed respectively (x) violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to Warner or any of its Subsidiaries or any of their respective properties or assets, or (y) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the respective properties or assets of Warner or any of its Subsidiaries under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture or other agreement, instrument for borrowed money, any guarantee of any agreement or instrument for borrowed money or any license, lease or any other agreement or instrument ("Material Agreement") to which Warner or any of its Subsidiaries is a party, or by which they or any of their respective properties or assets may be bound or affected, except (in the case of clause (y) above) for such violations, conflicts, breaches or defaults which, either individually or in the aggregate, will not have and is not likely to have a Material Adverse Effect on Warner.

     SECTION 4.04 Consents and Approvals. Except (i) in connection, or in compliance, with the provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), (ii) for the filing of any required applications or notices with any state or foreign agencies and approval of such applications and notices (the "State and Foreign Approvals"), (iii) in connection with applicable requirements of the Mergers Act, (iv) for such filings and approvals as are required to be made or obtained under the securities or "Blue Sky" laws of various states or Nasdaq in connection with the issuance or listing of the shares of Galen Shares pursuant to this Agreement,
(v) for the approval of this Agreement by the requisite vote of the shareholders of Galen, (vi) in connection, or in compliance, with the Securities Act or Exchange Act, and (vii) the passing of the resolutions to be proposed at the Court Meeting and the Warner EGM and the issue of the Final Court Order and registration thereof by the Registrar of Companies in Ireland, no consents or approvals of or filings or registrations with any court, administrative agency or commission or other governmental authority or instrumentality (each a "Governmental Entity") or with any third party are necessary in connection with (A) the execution and delivery by Warner of this Agreement and (B) the consummation by Warner of the Transaction and the other transactions contemplated by this Agreement, failure at which to make or obtain could not reasonably be expected to have a Material Adverse Effect on Warner or impair or delay the ability of either party to consummate the Transactions contemplated hereby.

     SECTION 4.05 SEC Documents and Other Reports. Warner has filed all required documents with the SEC since January 1, 1999 (the "Warner SEC Documents"). As of their respective dates, the Warner SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and, at the respective times they were filed, none of the Warner SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The consolidated financial statements (including, in each case, any notes thereto) of Warner included in the Warner SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as of their respective dates of filing, were prepared in accordance with generally accepted accounting principles "U.S. GAAP") (except, in the case of the unaudited statements, as permitted by Regulation S-X) applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto) and fairly presented in all material respects the consolidated financial position of Warner and its consolidated Subsidiaries as of the respective dates thereof and the consolidated results of their operations and their consolidated cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments and to any other adjustments described therein). Except as disclosed in the Warner SEC Documents or as required by U.S. GAAP, Warner has not, since December 31, 1999, made any change in the accounting practices or policies applied in the preparation of its financial statements.

     SECTION 4.06  Registration Statement; Listing Particulars

     (a) None of the information supplied or to be supplied by Warner for inclusion or incorporation by reference in the Registration Statement at the time it becomes effective under the Exchange Act, or the Registration Statement on Form F-4 (if filed) at the time it becomes effective under the Securities Act, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

     (b) All the information supplied or to be supplied by Warner for inclusion in the Listing Particulars (and any supplementary listing particulars required to be published) on the date the Listing Particulars (or, if applicable, supplementary listing particulars) are first mailed to shareholders of Galen and at the time of the Galen Meeting to vote on the approval of the Transactions will be true and accurate in all material respects, will not be misleading in any material respect, and will not omit any information known or which could on reasonable enquiry have been known to the directors of Warner the omission of which would make them misleading in any material respect.

     SECTION 4.07 Absence of Certain Changes or Events. Except as disclosed in the Warner SEC Documents filed prior to the date of this Agreement or in Section
4.07 of the Warner Disclosure Letter and except for the Transactions, since December 31, 1999, (A) Warner and its Subsidiaries have not incurred any material liability or obligation (indirect, direct or contingent), or entered into any material oral or written agreement or other transaction, that is not in the ordinary course of business or that would have a Material Adverse Effect on Warner, (B) Warner and its Subsidiaries have not sustained any loss or interference with their business or properties from fire, flood, windstorm, accident or other calamity (whether or not covered by insurance) that has had or that would have or is likely to have a Material Adverse Effect on Warner, (C) there has been no change in the capital stock of Warner and no dividend or distribution of any kind declared, paid or made by Warner on any class of its stock, (D) there has not been (y) any granting by Warner or any of its Subsidiaries to any executive officer or material modification of any severance or termination benefits or (z) any entry or purported entry by Warner or any of its Subsidiaries into or material modification of any employment, severance or termination agreement with any such executive officer, (E) Warner and its Subsidiaries have not prepared or filed any Tax Return (as defined in Section 4.09) inconsistent in any material respect with past practice or, on any such Tax Return, taken any position, made any election, or adopted any method that is inconsistent with positions taken, elections made or methods used in preparing or filing similar Tax Returns in prior periods, and (F) there has been no other event causing a Material Adverse Effect on Warner, nor any development that would, individually or in the aggregate, have or be likely to have a Material Adverse Effect on Warner. Set forth in Section 4.07 of the Warner Disclosure Letter is a description of any material changes, between December 31, 1999 and the date of this Agreement (excluding any intervening fluctuations between such dates), to the amount and terms of the indebtedness of Warner and its Subsidiaries as described in Warner's Annual Report on Form 10-K for the year ended December 31, 1999, as filed with the SEC (other than any changes in, or the incurrence of, indebtedness of Warner or any of its Subsidiaries with a principal amount not in excess of U.S.$1,000,000).


     SECTION 4.08 Permits and Compliance. Each of Warner and its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, charters, easements, variances, exceptions, consents, certificates, approvals and orders of any Governmental Entity (collectively, "Permits") necessary for Warner or any of its Subsidiaries to own, lease and operate its properties or to carry on its business as it is now being conducted (the "Warner Permits"), except where the failure to have any of the Warner Permits would not, individually or in the aggregate, have or be likely to have a Material Adverse Effect on Warner, and, as of the date of this Agreement, no suspension or cancellation of any of the Warner Permits is pending or, to the Knowledge of Warner, threatened, except where the suspension or cancellation of any of the Warner Permits, individually or in the aggregate, would not have or be likely to have a Material Adverse Effect on Warner. Neither Warner nor any of its Subsidiaries is in violation of (i) its charter, by-laws or equivalent documents, (ii) any applicable law, ordinance, administrative or governmental rule or regulation or (iii) any order, decree or judgment of any Governmental Entity having jurisdiction over Warner or any of its Subsidiaries, except, in the case of clauses (i), (ii) and (iii), for any violations that, individually or in the aggregate, would not have or be likely to have a Material Adverse Effect on Warner. "Knowledge of Warner" means the knowledge (after reasonable investigation) of Roger Boissoneault, Paul Herendeen, Beth Hecht or Norma Enders.


     SECTION 4.09 Tax Matters. Except as otherwise set forth in Section 4.09 of the Warner Disclosure Letter, (i) Warner and each of its Subsidiaries have filed all federal, and all material state, local, foreign and provincial, Tax Returns required to have been filed or appropriate extensions therefor have been properly obtained, and to the Knowledge of Warner such Tax Returns are correct and complete, except to the extent that any failure to so file or any failure to be correct and complete, individually or in the aggregate, would not have or be likely to have a Material Adverse Effect on Warner; (ii) all Taxes shown to be due on such Tax Returns have been timely paid or extensions for payment have been properly obtained, or such Taxes are being timely and properly contested and any such contests do not contemplate payment of Taxes in excess of U.S.$100,000 (in aggregate), (iii) Warner and each of its Subsidiaries have complied in all material respects with all rules and regulations relating to the withholding of Taxes except to the extent that any failure to comply with such rules and regulations, individually or in the aggregate, would not have or be likely to have a Material Adverse Effect on Warner; (iv) neither Warner nor any of its Subsidiaries has waived any statute of limitations in respect of its Taxes which waiver is currently in effect; (v) no issues have been raised in writing by the relevant taxing authority in connection with the examination of the Tax Returns referred to in clause (i) are currently pending; and (vi) all deficiencies asserted or assessments made as a result of any examination of such Tax Returns by any taxing authority have been paid in full. To the Knowledge of Warner, the representations set forth in the proposed form of the Warner tax certificate provided by Warner to Galen, if made on the date hereof (assuming the Acquisition were consummated on the date hereof), would be true and correct. Warner has not been a United States real property holding corporation within the meaning of Code Section 897(c)(2) during the applicable period (relative to the Closing) specified in Code Section 897(c)(1)(A)(ii). For purposes of this Agreement, "Tax Return" means any return, report or similar statement (including the attached schedules) required to be filed with respect to any Tax, including any information return, claim for refund, amended return or declaration of estimated Tax.


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     SECTION 4.10  Actions and Proceedings.  Except as set forth in the Warner
SEC Documents filed prior to the date of this Agreement, there are no outstanding orders, judgments, injunctions, awards or decrees of any Governmental Entity against or involving Warner or any of its Subsidiaries, or against or involving any of the directors, officers or employees of Warner or any of its Subsidiaries, as such, any of its or their properties, assets or business or any Warner Plan that, individually or in the aggregate, would have or be likely to have a Material Adverse Effect on Warner. Except as set forth in
Section 4.10 of the Warner Disclosure Letter, as of the date of this Agreement, there are no actions, suits or claims or legal, administrative or arbitrative proceedings or investigations pending or, to the Knowledge of Warner, threatened against or involving Warner or any of its Subsidiaries or any of its or their directors, officers or employees as such, or any of its or their properties, assets or business or any Warner Plan that, individually or in the aggregate, would have or be likely to have a Material Adverse Effect on Warner. There are no actions, suits, labor disputes or other litigation, legal or administrative proceedings or governmental investigations pending or, to the Knowledge of Warner, threatened against or affecting Warner or any of its Subsidiaries or any of its or their officers, directors or employees, as such, or any of its or their properties, assets or business relating to the transactions contemplated by this Agreement which would have a Material Adverse Effect on Warner.

     SECTION 4.11 Certain Agreements. Except as set forth in Section 4.11 of the Warner Disclosure Letter: (i) neither Warner nor any of its Subsidiaries is a party to any oral or written agreement or plan, including any employment agreement, severance agreement, retention agreement, stock option plan, stock appreciation rights plan, restricted stock plan or stock purchase plan, any of the benefits of which will be increased, the vesting of the benefits of which will be accelerated, or which will become payable or which at the participant's or holder's option may become payable, due to or by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will, or may at the option of the holder or participant, be calculated on the basis of any of the transactions contemplated by this Agreement; and (ii) no holder of any option to purchase Warner Shares, or Warner Shares granted in connection with the performance of services for Warner or its Subsidiaries, is or will be entitled to receive cash from Warner or any Subsidiary in lieu of or in exchange for such option or shares as a result of the transactions contemplated by this Agreement.

     SECTION 4.12  ERISA.

     (a) Section 4.12(a)(X) of Warner Disclosure Letter contains a list of each Warner Plan. With respect to each Warner Plan, Warner has made available to Galen a true and correct copy of (i) the most recent annual report (Form 5500) filed with the IRS, (ii) such Warner Plan and all amendments thereto, (iii) each trust agreement, insurance contract or administration agreement relating to such Warner Plan, (iv) the most recent summary plan description for each Warner Plan for which a summary plan description is required, (v) the most recent actuarial report or valuation relating to a Warner Plan subject to Title IV of the Employee Retirement Income Security Act of 1974 and the regulations promulgated thereunder ("ERISA"), (vi) the most recent determination letter, if any, issued by the IRS with respect to any Warner Plan intended to be qualified under
Section 401(a) of the Code, (vii) any request for a determination currently pending before the IRS and (viii) all correspondence with the IRS, the Department of Labor or the Pension Benefit Guaranty Corporation relating to any outstanding controversy. Each Warner Plan complies with ERISA, the Code and all other applicable statutes and governmental rules and regulations, except any failure to comply as would not have or be likely to have, individually or in the aggregate, a Material Adverse Effect on Warner. Except as set forth in Section 2.12(a)(Y) of the Warner Disclosure Letter, (i) no "reportable event" (within the meaning of Section 4043 of ERISA) has occurred within the past three years with respect to any Warner Plan which could result in liability to Warner, (ii) neither Warner nor any of its ERISA Affiliates (as hereinafter defined) has withdrawn from any Warner Multiemployer Plan (as hereinafter defined) at any time or instituted, or is currently considering taking, any action to do so, and
(iii) no action has been taken, or is currently being considered, to terminate any Warner Plan subject to Title IV of ERISA.

     (b) There has been no failure to make any contribution or pay any amount due to any Warner Plan as required by Section 412 of the Code, Section 302 of ERISA, or the terms of any such Plan, and no Warner Plan, nor any trust created thereunder, has incurred any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived.

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     (c) With respect to Warner Plans, no event has occurred and, to the
Knowledge of Warner, there exists no condition or set of circumstances in connection with which Warner or any of its ERISA Affiliates would be subject to any liability under the terms of such Warner Plans, ERISA, the Code or any other applicable law which has had, or would have or be likely to have, individually or in the aggregate, a Material Adverse Effect on Warner. Except as listed on
Section 2.12(c) of the Warner Disclosure Letter, all Warner Plans that are intended to be qualified under Section 401(a) of the Code have been determined by the IRS to be so qualified, or a timely application for such determination is now pending or will be filed on a timely basis and, except as listed on Section 2.12(c) of the Warner Disclosure Letter, to the Knowledge of Warner there is no reason why any Warner Plan is not so qualified in operation. Neither Warner nor any of its ERISA Affiliates has been notified by any Warner Multiemployer Plan that such Warner Multiemployer Plan is currently in reorganization or insolvency under and within the meaning of Section 4241 or 4245 of ERISA or that such Warner Multiemployer Plan intends to terminate or has been terminated under
Section 4041A of ERISA. To the Knowledge of Warner, neither the termination of any Warner Multiemployer Plan nor the complete or partial withdrawal by Warner or any of its ERISA Affiliates from any Warner Multiemployer Plan would result in any liability of Warner or any of its ERISA Affiliates that would have or be likely to have, individually or in the aggregate, a Material Adverse Effect on Warner. Except as set forth in Section 2.12(c) of the Warner Disclosure Letter, neither Warner nor any of its ERISA Affiliates has any liability or obligation under any welfare plan to provide life insurance or medical benefits after termination of employment to any employee or dependent other than as required by
(i) Part 6 of Title I of ERISA or (ii) the laws of a jurisdiction outside the United States.

     (d) As used in this Agreement, (i) "Warner Plan" means a "pension plan" (as defined in Section 3(2) of ERISA (other than a Warner Multiemployer Plan (as hereinafter defined))), "Welfare Plan" means a welfare plan as defined in
Section 3(1) of ERISA, or any material bonus, profit sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, vacation, severance, death benefit, insurance or other plan, arrangement or understanding, in each case established or maintained or contributed to by Warner or any of its ERISA Affiliates or as to which Warner or any of its ERISA Affiliates or otherwise may have any liability, whether or not covered by ERISA (other than a Warner Ex-U.S. Pension Plan (as hereinafter defined)), (ii) "Warner Multiemployer Plan" means a "multiemployer plan" (as defined in Section 4001(a)(3) of ERISA) to which Warner or any of its ERISA Affiliates is or has been obligated to contribute or otherwise may have any liability, and (iii) with respect to any person, "ERISA Affiliate" means any corporation or trade or business (whether or not incorporated) which is under common control, or otherwise would be considered a single employer with such person pursuant to Section 414(b), (c), (m) or (o) of the Code and the regulations promulgated thereunder or pursuant to Section 4001(b) of ERISA and the regulations promulgated thereunder.

     (e) Section 4.12(e) of the Warner Disclosure Letter contains a list of each Warner Ex-U.S. Pension Plan (as hereinafter defined) and Warner has provided to Galen a copy of any written plan document. Except as would not have, nor be likely to have, individually or in the aggregate, a Material Adverse Effect on Warner, each such plan has been maintained in compliance with all applicable laws, orders and regulations, and the fair market value of the assets of each such plan which is intended to be a funded Warner Ex-U.S. Pension Plan or arrangement equals or exceeds the value of the accrued benefits. As used in this Agreement, the term "Warner Ex-U.S. Pension Plan" shall mean any arrangement (other than a Warner Plan) providing retirement pension benefits that is established or maintained by Warner or any Subsidiary for the benefit of employees who are or were employed outside the United States.


     (f) Section 4.12(f) of the Warner Disclosure Letter contains a list, as of the date of this Agreement, of all (i) severance and employment agreements with officers of Warner and each ERISA Affiliate, (ii) severance programs and policies of Warner with or relating to its employees and (iii) plans, programs, agreements and other arrangements of Warner with or relating to its employees which contain change of control or similar provisions, in each case involving a severance or employment agreement or arrangement with an individual officer or employee, only to the extent such agreement or arrangement provides for minimum annual payments in excess of U.S.$100,000. Warner has provided to Galen a true and complete copy of each of the foregoing.


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     SECTION 4.13  Labor Matters.  Except as disclosed in Section 4.13 of the
Warner Disclosure Letter, neither Warner nor any of its Subsidiaries is party to any collective bargaining agreement or other labor agreement with any union or labor organization and no union or labor organization has been recognized by Warner or any of its Subsidiaries as an exclusive bargaining representative for employees of Warner or any of its Subsidiaries. Neither Warner nor any of its Subsidiaries is the subject of any material proceeding asserting that it or any of its Subsidiaries has committed an unfair labor practice or is seeking to compel it to bargain with any labor union or labor organization nor is there pending or, to the Knowledge of Warner, threatened, nor has there been for the past three years, any labor strike, dispute, walkout, work stoppage, slow-down or lockout involving it or any of its Subsidiaries, except in each case as would not, individually or in the aggregate, have or be likely to have a Material Adverse Effect on Warner.

     SECTION 4.14 Intellectual Property. Except as set forth in Section 4.14 of the Warner Disclosure Letter, Warner and its Subsidiaries own or have a valid, enforceable right to use free from any encumbrances, other than those that would not have or be likely to have a Material Adverse Effect on Warner, all patents, patent applications, patent disclosure, patent rights, trademarks, trade names, service marks, trade secrets, trade dress, corporate names, logos and slogans (and all translations, adaptations, derivations and combinations of the foregoing), design rights, database rights, copyrights, inventions, know-how, confidential information processes, procedures, customer and supplier lists, computer data, databases, documentation and software (including but not limited to source code and executable code), domain names, applications for registration or registrations of any of the foregoing and other proprietary intellectual property rights (collectively, "Intellectual Property Rights") necessary to conduct the business of Warner and its Subsidiaries, taken as a whole, except where the failure to have such Intellectual Property Rights, individually or in the aggregate, would not have or be likely to have a Material Adverse Effect on Warner. Except as set forth in Section 4.14 of the Warner Disclosure Letter, neither Warner nor any of its Subsidiaries has infringed any Intellectual Property Rights of any third party other than any infringements that, individually or in the aggregate, would not have a or be likely to have Material Adverse Effect on Warner. Neither Warner nor its Subsidiaries are aware of any infringement or misappropriation by any person with respect to the Intellectual Property Rights owned or used by Warner or its Subsidiaries other than any such infringement or misappropriation that would not have or be likely to have a Material Adverse Effect on Warner. All Intellectual Property Rights owned or used by Warner or its Subsidiaries as of the date hereof will be owned or available for use by Warner and its Subsidiaries on terms and conditions immediately following the Effective Date that are not materially different from those existing prior to the Effective Date.

     SECTION 4.15  Environmental and Safety Matters.

     (a) Except as set forth in Section 4.15 of the Warner Disclosure Letter, the operations of Warner and Subsidiaries have complied and are in compliance with all applicable federal, state, local, regional and foreign laws, rules and regulations, orders, decrees, common law, judgments, permits and licenses relating to public and worker health and safety (collectively, "Worker Safety Laws") and relating to the protection, regulation or clean-up of the indoor and outdoor environment and activities or conditions related thereto, including, without limitation, those relating to the generation, handling, disposal, transportation or release of hazardous or toxic materials, substances, wastes, pollutants and contaminants including, without limitation, asbestos, petroleum, radon and polychlorinated biphenyls (collectively, "Environmental Laws"), except for any violations that, individually or in the aggregate, have not had, and would not have, a Material Adverse Effect on Warner. To the best of Warner's Knowledge with respect to properties and assets of Warner including any previously owned, leased or operated properties or assets, there are no past, present or reasonably anticipated future events, conditions, circumstances, activities, practices, incidents, actions or plans of Warner or any of its predecessors or Subsidiaries that would interfere with or prevent compliance or continued compliance with or give rise to any liabilities or investigatory, corrective or remedial obligations under applicable Worker Safety Laws or Environmental Laws, other than any such interference, prevention, liability or obligation that, individually or in the aggregate, has not had, and would not have, a Material Adverse Effect on Warner.

     (b) Except as set forth in Section 4.15 of the Warner Disclosure Letter, Warner and its Subsidiaries have not caused or permitted so far as Warner is aware any property or asset including any previously owned property or asset, to use, generate, manufacture, refine, transport, treat, store, handle, dispose, transfer or

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process hazardous or toxic materials, substances, wastes, pollutants or contaminants, except in material compliance with all Environmental Laws and Worker Safety Laws, other than any such activity that, individually or in the aggregate, has not had, and would not have, a Material Adverse Effect on Warner. Warner and its Subsidiaries have not reported to any Governmental Entity, or been notified by any Governmental Entity of the existence of, any material violation of an Environmental Law or any release, discharge or emission of any hazardous or toxic materials, substances, wastes, pollutants or contaminants, other than any such violation, release, discharge or emission that, individually or in the aggregate, has not had, and would not have, a Material Adverse Effect on Warner.

     (c) With respect to Warner, neither this Agreement nor the consummation of the transactions that are the subject of this Agreement will result in any obligations for transfer of permits under Environment Laws or Worker Safety Laws site investigation or cleanup, or notification to or consent of any Governmental Entity or third party, pursuant to any transfer of permits under Environment Laws or Workers Safety Laws Environmental Laws or contract, other than any such obligations that, individually or in the aggregate, would not have a Material Adverse Effect on Warner.

     (d) This Section sets forth the sole representations and warranties of Warner with respect to all matters arising under Environmental Laws and Worker Safety Laws.

     SECTION 4.16 Insurance. Warner and its Subsidiaries have in effect insurance coverage with reputable insurers, which in respect of amounts, premiums, types and risks insured, constitutes reasonably adequate coverage against all risks customarily insured against by companies of comparable size and with similar operations.

     SECTION 4.17 Opinion of Financial Advisor. Warner has received the written opinion of CSFB to the effect that, as of the date thereof, the consideration to be offered to the holders of Warner Shares and Warner ADSs (other than Galen and its affiliates) pursuant to the Scheme is fair to such holders from a financial point of view, a copy of which opinion has been delivered to Galen.

     SECTION 4.18 Broker's Fees. Except as set forth in the engagement letter agreement between Warner and CSFB, a true and complete copy of which has previously been provided to Galen, neither Warner nor any Warner Subsidiary nor any of their respective officers or directors has employed any broker or finder or incurred any liability for any broker's fees, commissions or finder's fees in connection with the Transactions or related transactions contemplated by this Agreement.

     SECTION 4.19  Real Property.

     (a) Section 4.19(a) of the Warner Disclosure Letter lists each material parcel of real property owned by Warner or any of its Subsidiaries (the "Warner Owned Property"). Warner or its applicable Subsidiary has good and marketable fee simple title in and to all of the Warner Owned Property, subject to no Liens that would have a Material Adverse Effect on Warner or materially impair Warner's rights to or ability to use any such property, except as described on
Section 4.19(a) of the Warner Disclosure Letter ("Permitted Liens"). Except as set forth in Schedule 4.19(a) of the Warner Disclosure Letter, (i) Warner or any of its Subsidiaries has not leased or otherwise granted to any Person the right to use or occupy such Warner Owned Property or any portion thereof; (ii) other than the right of Galen pursuant to this Agreement, there are no outstanding options, rights of first offer or rights of first refusal to purchase such Warner Owned Property or any portion thereof or interest therein, and (iii) Warner or Subsidiary is not a party to any agreement or option to purchase any real property or interest therein relating to the business of Warner.

     The term "Permitted Liens" shall mean with respect to each owned real property and leased property of either Warner or Galen ("Real Property"): (A) real estate taxes, assessments and other governmental levies, fees or charges imposed with respect to such Real Property which are not due and payable as of the Effective Time or which are being contested by appropriate proceedings; (B) mechanics liens and similar liens for labor, materials or supplies provided with respect to such Real Property incurred in the ordinary course of business for amounts which are not delinquent and which would not, individually or in the aggregate, have a material adverse effect on the business or which are being contested by appropriate proceedings; (C) zoning, building codes and other land use Laws regulating the use or occupancy of such Real Property or the activities

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conducted thereon which are imposed by any governmental authority having jurisdiction over such Real Property which are not violated by the current use or occupancy of such Real Property or the operation of the business or any violation of which would not have a material adverse effect on the business; (D) easements, covenants, conditions, restrictions and other similar matters affecting title to such Real Property and other title defects which do not materially impair the use or occupancy of such Real Property or the operation of the business.

     (b) Section 4.19(b) of the Warner Disclosure Letter sets forth a list of all material leases, subleases and other occupancy agreements, including all amendments, extensions and other modifications (the "Warner Leases") for real property (the "Warner Leased Property"; the Warner Owned Property and the Warner Leased Property collectively the "Warner Real Property") to which Warner or any of its Subsidiaries is a party. Warner or its applicable Subsidiary has a good and valid leasehold interest in and to all of the Warner Leased Property, subject to no Liens except Permitted Liens as described in Section 4.19(b) of the Warner Disclosure Letter. Each Warner Lease is in full force and effect and is enforceable in accordance with its terms. There exists no default or condition which, with the giving of notice, the passage of time or both, could become a default under any Warner Lease in any case, that would have a Material Adverse Effect on Warner or materially impair Warner's rights to or ability to use any such property. Warner has previously delivered to Galen true and complete copies of all the Warner Leases. Except as described on Section 4.19(b) of the Warner Disclosure Letter, no consent, waiver, approval or authorization is required from the landlord under any Warner Lease as a result of the execution of this Agreement or the consummation of the transactions contemplated hereby the failure to obtain would have a Material Adverse Effect on Warner or materially impair Warner's rights to or ability to use any such property.

     (c) Real Property Used in The Business. The Warner Owned Property identified in Schedule 4.19(a) and the Warner Leased Property identified in
Schedule 4.19(b) comprise all of the real property used or intended to be used in, or otherwise related to, the Warner business.

     SECTION 4.20 Material Contracts. There have been made available to Galen, its affiliates and their representatives true and complete copies of all of the following contracts to which Warner or any of its Subsidiaries is a party or by which any of them is bound (collectively, the "Warner Material Contracts"): (i) contracts with any current officer or director of Warner or any of its Subsidiaries; (ii) contracts for the sale of any of the assets of Warner or any of its Subsidiaries other than in the ordinary course of business or for the grant to any person of any preferential rights to purchase any of its assets other than inventory in the ordinary course of business; (iii) contracts containing covenants of Warner or any of its Subsidiaries not to compete in any line of business or with any person in any geographical area or covenants of any other person not to compete with Warner or any of its Subsidiaries in any line of business or in any geographical area; (iv) material indentures, credit agreements, mortgages, promissory notes, and all contracts relating to the borrowing of money; and (v) all other agreements contracts or instruments which, in the reasonable opinion of Warner, are material to Warner or any of its Subsidiaries. Except as set forth in Section 4.20 of the Warner Disclosure Letter or as would not have or be likely to have a Material Adverse Effect on Warner, all of the Warner Material Contracts are in full force and effect and are the legal, valid and binding obligation of Warner or its Subsidiaries, enforceable against them in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors, rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). Except as set forth in Section 4.20 of the Warner Disclosure Letter, neither Warner nor any Subsidiary is in default in any material respect under any Warner Material Contract nor, to the Knowledge of Warner, is any other party to any Warner Material Contract in default thereunder in any material respect except, in each case, for those defaults that, individually or in the aggregate, would not have or be likely to have a Material Adverse Effect on Warner.

     SECTION 4.21 Compliance with Laws. Warner has conducted its business and operations in compliance with, and obtained all permits, licenses and other authorizations required under, all applicable laws, rules, regulations, orders, ordinances, judgments and decrees of all governmental authorities (foreign, federal, state and local) (collectively "Laws") including, where applicable, all requirements imposed by the U.S. Food and Drug Administration (the "FDA"), except for such non-compliance which Warner does not reasonably

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expect would have or would be likely to have a Material Adverse Effect. To the
Knowledge of Warner, Warner has not within the past 24 months received written notice of any non-compliance with respect to, or potential liability under, any Laws, which has not been satisfied or otherwise resolved, and there are no circumstances to the Knowledge of Warner which are reasonably likely to give rise to any such non-compliance except for such non-compliance which Warner does not reasonably expect would have a Material Adverse Effect.

     SECTION 4.22 Warner Approvals. The approval of the Scheme by Warner Shareholders at the Court Meeting and the passing of the Warner EGM Resolution and the sanction of the Scheme by the Court are the only actions required by law, the Warner Memorandum and Articles or otherwise in order for Warner to consummate the Transactions and the other transactions contemplated by this Agreement.

              ARTICLE V -- REPRESENTATIONS AND WARRANTIES OF GALEN

     Except as disclosed in the letter delivered to Warner concurrently herewith and designated therein as the Galen Disclosure Letter (the "Galen Disclosure Letter"), in each case with specific reference to the Section to which exception is taken, and except as disclosed in the Galen Public Documents Galen hereby represents and warrants to Warner as follows:

     SECTION 5.01  Corporate Organization.

     (a) Galen is a public limited company duly incorporated and validly existing under the laws of Northern Ireland. Galen has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not have or is not likely to have with due regard to all circumstances a Material Adverse Effect on Galen. True and complete copies of the Memorandum and Articles of Association (the "Galen Memorandum and Articles") of Galen, as in effect as of the date of this Agreement, have previously been made available by Galen to Warner.

     (b) The only Subsidiaries of Warner or those listed in Section 6.01(b) of the Galen Disclosure Letter. Each Galen Subsidiary (i) is duly organized and validly existing under the laws of its jurisdiction of organization, (ii) is duly qualified to do business and in good standing (where applicable) in all jurisdictions (whether federal, state, local or foreign) where its ownership or leasing of property or the conduct of its business requires it to be so qualified and in which the failure to be so qualified would have or would be likely to have a Material Adverse Effect on Galen and (iii) has all requisite corporate power and authority to own or lease its properties and assets and to carry on its business as now conducted.

     (c) The minute books of Galen are fully up-to-date and accurately reflect in all material respects all material corporate actions held or taken since January 1, 1999 of its shareholders and Board of Directors (including committees of the Board of Directors of Galen).

     SECTION 5.02  Capitalization.

     (a) The authorized share capital of Galen consists of (i) 170,000,000 Galen Shares, of which, as of the date hereof, 127,266,652 shares are issued and outstanding. All of the issued and outstanding Galen Shares have been duly authorized and validly issued and are fully paid and non-assessable with no personal liability attaching to the ownership thereof. As of the date of this Agreement, except pursuant to the terms of options granted pursuant to the Galen Approved Executive Share Option Scheme, the Galen Unapproved Executive Share Option Scheme, the Galen Savings Related Share Option Scheme and The Galen Inc. Employee Stock Purchase Plan (the "Galen Stock Plans") and (ii) this Agreement, Galen does not have and is not bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase, transfer, sale or issuance of any Galen Shares or any other equity securities of Galen or any securities representing the right to purchase or otherwise receive any Galen Shares. As of the date of this Agreement, no Galen Shares are reserved for issuance, except for 407,424 Galen Shares reserved for issuance upon exercise of stock options issued pursuant to the Galen Stock Plans. Since September 30, 1999, and

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except for the issue of 6,000,000 new Galen Shares announced on 25 November 1999
Galen has not issued any shares of its capital stock or any securities convertible into or exercisable for any shares of its capital stock, other than pursuant to the exercise of employee stock options granted prior to such date.

     (b) Subject to all approvals required to be sought under the terms of this Agreement Galen owns, directly or indirectly, all of the issued and outstanding shares in its capital or other equity ownership interests of each of the Galen Subsidiaries as set forth in Section 5.02(b) of the Galen Disclosure Letter, free and clear of any Liens other than as set forth in Section 5.02(b) of the Galen Disclosure Letter, and all of such shares or equity ownership interests are duly authorized and validly issued and are fully paid, non-assessable and free of preemptive rights, with no personal liability attaching to the ownership thereof.

     No Galen Subsidiary is bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase or issuance of any shares in its capital or any other equity security of such Subsidiary or any securities representing the right to purchase or otherwise receive any shares in its capital or any other equity security of such Subsidiary.

     SECTION 5.03  Authority; No Violation.

     (a) Subject to all approvals required to be sought under the term of this Agreement, Galen has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly approved by the Board of Directors of Galen. No corporate proceedings on the part of Galen, other than the Galen Shareholder Approval and the passing of a resolution or resolutions of the directors of Galen to allot the new Galen Shares to be issued pursuant to this Agreement, are necessary to approve and adopt this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Galen and (assuming due authorization, execution and delivery by Warner of this Agreement) constitutes a valid and binding obligation of Galen, enforceable against Galen in accordance with its terms.

     (b) Neither the execution and delivery of this Agreement by Galen nor the consummation by Galen of the transactions contemplated hereby or thereby, nor compliance by Galen with any of the terms or provisions hereof, will (i) violate any provision of the Galen Memorandum and Articles or similar bylaw/organizational document of its Subsidiaries or (ii) assuming that the consents and approvals, filings or waiting times referred to in Section 5.04 are duly obtained, made or elapsed respectively (x) violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to Galen or any of its Subsidiaries or any of their respective properties or assets, or (y) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) will result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the respective properties or assets of Galen or any of its Subsidiaries under, any of the terms, conditions or provisions of any Material Agreement to which Galen or any of its Subsidiaries is a party, or by which they or any of their respective properties or assets may be bound or affected, except (in the case of clause (y) above) for such violations, conflicts, breaches or defaults which, either individually or in the aggregate, will not have and is not likely to have a Material Adverse Effect on Galen.

     SECTION 5.04 Consents and Approvals. Except (i) in connection, or in compliance, with the provisions of the HSR Act, (ii) for the filing of any required State and Foreign Approvals, (iii) in connection with the Securities Act or the Exchange Act (including the filing with the SEC of the Proxy Statement and the Registration Statement), (iv) the approval of the Listing Particulars (and any supplementary listing particulars required to be published by Galen) by the UKLA, the agreement of the UKLA to admit the new Galen Shares to the Official List, the consent of the LSE to admit the new Galen Shares to trading and the filing of the Listing Particulars (and any supplementary listing particulars required to be published by Galen) with the Registrar of Companies in Northern Ireland, (v) for such filings and approvals as are required to be made or obtained under the securities or "Blue Sky" laws of various states in connection with the issuance or listing of Galen Shares pursuant to this Agreement, (vi) in connection with the applicable Requirements of the Mergers Act, and (vii) for the Galen Shareholder Approval, no consents or approvals of or filings or

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registrations with any Governmental Entity or with any third party are necessary in connection with (A) the execution and delivery by Galen of this Agreement and
(B) the consummation by Galen of the Transactions and the other transactions contemplated by this Agreement, failure of which to make or obtain would not reasonably be expected to have a Material Adverse Effect on Galen or impair or delay the ability of either party to consummate the Transactions contemplated hereby.


     SECTION 5.05 Public Documents and Other Reports. Galen has duly published and delivered to the LSE all documents and announcements required by the Listing Rules and the listing rules of the ISE since December 31, 1997 (collectively the "Galen Public Documents"). As of their respective dates, the Galen Public Documents complied in all material respects with applicable law, including, without limitation, the Companies (Northern Ireland) Order 1986 (as amended), the Financial Services Act 1986 (as amended) and the Listing Rules as to the form and content of the Galen Public Documents and, at the respective times they were issued, none of the Galen Public Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The consolidated financial statements (including, in each case, any notes thereto) of Galen included in the Galen Public Documents complied as to form in all material respects with applicable law and all applicable financial reporting standards and generally accepted accounting principles and practices in the United Kingdom ("U.K. GAAP") applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto) and fairly presented in all material respects the consolidated financial position of Galen and its consolidated Subsidiaries as at the respective dates thereof and the consolidated results of their operations and their consolidated cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments and to any other adjustments described therein). Except as disclosed in the Galen Public Documents or as required by U.K. GAAP or any reconciliation to U.S. GAAP, Galen has not, since September 30, 1999, made any change in the accounting practices or policies applied in the preparation of its financial statements.


     SECTION 5.06  Registration Statement; Listing Particulars.

     (a) The Registration Statement will comply as to form in all material respects with the provisions of the Exchange Act and the Registration Statement on Form F-4 of which the PS/P forms a part, if any, will comply as to form in all material respects with the provisions of the Securities Act.

     (b) The Listing Particulars when published will contain all such information as investors and their professional advisors would reasonably require and reasonably expect to find there, for the purpose of making an informed assessment of the assets and liabilities, financial position, profits and losses and prospects of Galen as enlarged by the Transactions and of the rights attaching to the Galen Shares to be issued pursuant to this Agreement, having regard to the matters referred to in Section 146(3) of the Financial Services Act 1986. All statements of fact contained in the Listing Particulars will be true and accurate in all material respects, will not be misleading in any material respect, and will not omit any information known or which could on reasonable enquiry have been known to the directors of Galen the omission of which would make them misleading in any material respect. All expressions of opinion, intention or expectation on the part of the directors of Galen contained therein will be made on reasonable grounds after appropriate enquiry and accurately reflect the views honestly held by them. Notwithstanding anything in this paragraph 5.06 Galen makes no representation or warranty with respect to any information concerning Warner and its Subsidiaries supplied by Warner for inclusion in the Listing Particulars.

     SECTION 5.07 Absence of Certain Changes or Events. Except as disclosed in the Galen Public Documents filed prior to the date of this Agreement, since September 30, 1999, (A) Galen and its Subsidiaries have not incurred any material liability or obligation (indirect, direct or contingent), or entered into any material oral or written agreement or other transaction, that is not in the ordinary course of business or that would have or is likely to have a Material Adverse Effect on Galen, (B) Galen and its Subsidiaries have not sustained any loss or interference with their business or properties from fire, flood, windstorm, accident or other calamity (whether or not covered by insurance) that has had or that would have or is likely to have a Material Adverse Effect on Galen, (C) there has been no change in the capital stock of Galen and

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no dividend or distribution of any kind declared, paid or made by Galen on any class of its stock, (D) there has not been (y) any granting by Galen or any of its Subsidiaries to any executive officer or material modification of any severance or termination benefits or (z) any entry or purported entry by Galen or any of its Subsidiaries into or material modification of any employment, severance or termination agreement with any such executive officer, (E) Galen and its Subsidiaries have not prepared or filed any Tax Return inconsistent in any material respect with past practice or, on any such Tax Return, taken any position, made any election, or adopted any method that is inconsistent with positions taken, elections made or methods used in preparing or filing similar Tax Returns in prior periods, and (F) there has been no other event causing a Material Adverse Effect on Galen, nor any development that would, individually or in the aggregate, have a Material Adverse Effect on Galen. Set forth in
Section 5.07 of Galen Disclosure Letter is a description of any material changes, between December 31, 1999 and the date of this Agreement (excluding any intervening fluctuations between such dates), to the amount and terms of the indebtedness of Galen and its Subsidiaries as described in Galen's Annual Report and Accounts for the financial year ended 30 September 1999 (other than any changes in, or the incurrence of, indebtedness of Galen or any of its Subsidiaries with a principal amount not in excess of U.S.$1,000,000) other than changes required by the transactions contemplated by this Agreement.


     SECTION 5.08 Permits and Compliance. Except as set forth in Section 5.08 of the Galen Disclosure Letter, each of Galen and its Subsidiaries is in possession of all Permits necessary for Galen or any of its Subsidiaries to own, lease and operate its properties or to carry on its business as it is now being conducted (the "Galen Permits"), except where the failure to have any of the Galen Permits would not, individually or in the aggregate, have or is likely to have or is likely to have a Material Adverse Effect on Galen, and, as of the date of this Agreement, no suspension or cancellation of any of the Galen Permits is pending or, to the Knowledge of Galen, threatened, except where the suspension or cancellation of any of the Galen Permits, individually or in the aggregate, would not have or is likely to have a Material Adverse Effect on Galen. Neither Galen nor any of its Subsidiaries is in violation of (i) its charter, bylaws or equivalent documents, (ii) any applicable law, ordinance, administrative or governmental rule or regulation or (iii) any order, decree or judgment of any Governmental Entity having jurisdiction over Galen or any of its Subsidiaries, except, in the case of clauses (i), (ii) and (iii), for any violations that, individually or in the aggregate, would not have or is likely to have a Material Adverse Effect on Galen. "Knowledge of Galen" means the knowledge (after reasonable investigation), of Allen McClay, John King, Geoffrey Elliott, Stephen Campbell and Clare Gilligan.


     SECTION 5.09 Tax Matters. Except as otherwise set forth in Section 5.09 of the Galen Disclosure Letter, Galen and each of its Subsidiaries have filed all U.K. and federal, and all material state, local, foreign and provincial, Tax Returns required to have been filed or appropriate extensions therefor have been properly obtained, and to the Knowledge of Galen such Tax Returns are correct and complete, except to the extent that any failure to so file or any failure to be correct and complete, individually or in the aggregate, would not have or is likely to have a Material Adverse Effect on Galen; (ii) all Taxes shown to be due on such Tax Returns have been timely paid or extensions for payment have been properly obtained, or such Taxes are being timely and properly contested and any such contests do not contemplate payment of Taxes in excess of U.S.$100,000 (in aggregate), (iii) Galen and each of its Subsidiaries have complied in all material respects with all rules and regulations relating to the withholding of Taxes except to the extent that any failure to comply with such rules and regulations, individually or in the aggregate, would not have or is likely to have a Material Adverse Effect on Galen; (iv) neither Galen nor any of its Subsidiaries has waived any statute of limitations in respect of its Taxes which waiver is currently in effect; (v) no issues that have been raised in writing by the relevant taxing authority in connection with the examination of the Tax Returns referred to in clause (i) are currently pending; and (vi) all deficiencies asserted or assessments made as a result of any examination of such Tax Returns by any taxing authority have been paid in full. To the Knowledge of Galen, the representations set forth in the proposed form of the Galen tax certificate provided by Galen to Warner, if made on the date hereof (assuming the Acquisition were consummated on the date hereof), would be true and correct.


     SECTION 5.10 Actions and Proceedings. Except as set forth in Section 5.10 of the Galen Disclosure Letter and in the Galen Public Documents filed prior to the date of this Agreement, there are no outstanding orders, judgments, injunctions, awards or decrees of any Governmental Entity against or involving Galen or

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any of its Subsidiaries, or against or involving any of the directors, officers or employees of Galen or any of its Subsidiaries, as such, any of its or their properties, assets or business or any Galen Plan that, individually or in the aggregate, would have or is likely to have a Material Adverse Effect on Galen. As of the date of this Agreement, there are no actions, suits or claims or legal, administrative or arbitrative proceedings or investigations pending or, to the Knowledge of Galen, threatened against or involving Galen or any of its Subsidiaries or any of its or their directors, officers or employees as such, or any of its or their properties, assets or business or any Galen Plan that, individually or in the aggregate, would have or be likely to have a Material Adverse Effect on Galen. There are no actions, suits, labor disputes or other litigation, legal or administrative proceedings or governmental investigations pending or, to the Knowledge of Galen, threatened against or affecting Galen or any of its Subsidiaries or any of its or their officers, directors or employees, as such, or any of its or their properties, assets or business relating to the transactions contemplated by this Agreement which would have or is likely to have a Material Adverse Effect on Galen.

     SECTION 5.11 Certain Agreements. Except as set forth in Section 5.11 of Galen Disclosure Letter, neither Galen nor any of its Subsidiaries is a party to any oral or written agreement or plan, including any employment agreement, severance agreement, retention agreement, stock option plan, stock appreciation rights plan, restricted stock plan or stock purchase plan, any of the benefits of which will be increased, the vesting of the benefits of which will be accelerated, or which will become payable or which at the participant's or holder's option may become payable, due to or by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will, or may at the option of the holder or participant, be calculated on the basis of any of the transactions contemplated by this Agreement. No holder of any option to purchase shares of Galen Shares, or shares of Galen Shares granted in connection with the performance of services for Galen or its Subsidiaries, is or will be entitled to receive cash from Galen or any Subsidiary in lieu of or in exchange for such option or shares as a result of the transactions contemplated by this Agreement.

     SECTION 5.12 Labor Matters. Except as disclosed in Section 5.12 of the Galen Disclosure Letter, neither Galen nor any of its Subsidiaries is party to any collective bargaining agreement or other labor agreement with any union or labor organization and no union or labor organization has been recognized by Galen or any of its Subsidiaries as an exclusive bargaining representative for employees of Galen or any of its Subsidiaries. Other than as described in
Section 5.12 of the Galen Disclosure Letter, neither Galen nor any of its Subsidiaries is the subject of any material proceeding asserting that it or any of its Subsidiaries has committed an unfair labor practice or seeking to compel it to bargain with any labor union or labor organization nor is there pending or, to the Knowledge of Galen, threatened, nor has there been for the past three years, any labor strike, dispute, walkout, work stoppage, slow-down or lockout involving it or any of its Subsidiaries, except in each case as would not, individually or in the aggregate, have or is likely to have a Material Adverse Effect on Galen.

     SECTION 5.13 Intellectual Property. Except as set forth in Section 5.13 of the Galen Disclosure Letter, Galen and its Subsidiaries own, possess all right, title and interest in and to, or have a valid, enforceable right to use free from any Liens or encumbrances, other than those that would not have or is likely to have or be likely to have a Material Adverse Effect on Galen, the Intellectual Property Rights in the intra-vaginal ring technology and all other Intellectual Property Rights necessary to conduct the business of Galen and its Subsidiaries, taken as a whole, except where the failure to have such Intellectual Property Rights, individually or in the aggregate, would not have or is likely to have or be likely to have a Material Adverse Effect on Galen. Neither Galen nor any of its Subsidiaries has infringed, misappropriated or otherwise conflicts with any Intellectual Property Rights of any third party other than any infringements that, individually or in the aggregate, would not have or is likely to have a Material Adverse Effect on Galen. Neither Galen nor its Subsidiaries are aware of any infringement, misappropriation or conflict by any person with respect to the Intellectual Property Rights owned or used by Galen or its Subsidiaries other than any such infringement, misappropriation or conflict that would not have a Material Adverse Effect on Galen. All Intellectual Property Rights owned or used by Galen or its Subsidiaries as of the closing hereof will be owned or available for use by Galen and its Subsidiaries on terms and conditions immediately following the Effective Time that are not materially different from those existing prior to the closing. The Intellectual Property Rights owned or used by

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Galen are valid and enforceable, none of the Intellectual Property Rights has been misused, and no claim by any other party contesting the validity, enforceability, use or ownership of any of Intellectual Property Rights owned or used by Galen is currently outstanding or is threatened. No loss or expiration of any of the Intellectual Property Rights owned or used by Galen is threatened, pending or reasonably foreseeable.

     SECTION 5.14  Environmental and Safety Matters.

     (a) Except as set forth in Section 5.14 of the Galen Disclosure Letter, the operations of Galen and Subsidiaries have complied and are in compliance with all Worker Safety Laws and Environmental Laws, except for any violations that, individually or in the aggregate, have not had, and would not have, a Material Adverse Effect on Galen. To Galen's knowledge with respect to properties, and assets of Galen, including any previously owned, leased or operated properties or assets except as set forth in Section 5.14 of the Galen Disclosure Letter, there are no past or present events, conditions, circumstances, activities, practices, incidents, actions or plans of Galen or any of its predecessors or Subsidiaries that would interfere with or prevent compliance or continued compliance with or give rise to any liabilities or investigatory, corrective or remedial obligations under applicable Worker Safety Laws or Environmental Laws, other than any such interference, prevention, liability or obligation that, individually or in the aggregate, has not had, and would not have, a Material Adverse Effect on Galen.

     (b) Except as set forth in Section 5.14 of the Galen Disclosure Letter, Galen and Subsidiaries have not caused or permitted to Galen's knowledge any property or asset, including any previously owned property or asset, to use, generate, manufacture, refine, transport, treat, store, handle, dispose, transfer or process hazardous or toxic materials, substances, wastes, pollutants or contaminants, except in material compliance with all Environmental Laws and Worker Safety Laws, other than any such activity that, individually or in the aggregate, has not had, and would not have, a Material Adverse Effect on Galen. Except as set forth in Section 5.14 of the Galen Disclosure Letter, Galen and its Subsidiaries have not reported to any Governmental Entity, or been notified by any Governmental Entity of the existence of, any material violation of an Environmental Law or any release, discharge or emission of any hazardous or toxic materials, substances, wastes, pollutants or contaminants, other than any such violation, release, discharge or emission that, individually or in the aggregate, has not had, and would not have, a Material Adverse Effect on Galen.

     (c) With respect to Galen, neither this Agreement nor the consummation of the transactions that are the subject of this Agreement will result in any obligations for transfer of permits under Environmental Laws or Worker Safety Laws site investigation or cleanup, or notification to or consent of any Governmental Entity or third party, pursuant to Environmental Laws or contract, other than any such obligations that, individually or in the aggregate, would not have, a Material Adverse Effect on Galen.

     (d) This Section sets forth the sole representations and warranties of Galen with respect to all matters arising under Environmental Laws and Worker Safety Laws.

     SECTION 5.15 Insurance. Galen and its Subsidiaries have in effect insurance coverage with reputable insurers, which in respect of amounts, premiums, types and risks insured, constitutes reasonably adequate coverage against all risks customarily insured against by companies of comparable size and with similar operations.

     SECTION 5.16 Required Vote of Galen Shareholders. The Galen Shareholders Approval is the only vote of the shareholders of Galen required by law, the Galen Memorandum and Articles or otherwise in order for Galen to consummate the Transactions and the other transactions contemplated by this Agreement. Without prejudice to the provisions of Section 1.02(d), the Board of Directors of Galen has approved this Agreement and the Transactions and has resolved to recommend that the shareholders of Galen approve the Agreement and the Transactions.

     SECTION 5.17 Broker's Fees. Except as set forth in the engagement letter agreement between Galen and Merrill Lynch & Co. and ABN Amro Hoare Govett, a true and complete copy of which has previously been provided to Warner, neither Galen nor any Galen Subsidiary nor any of their respective officers or directors has employed any broker or finder or incurred any liability for any broker's fees, commissions or finder's fees in connection with the Acquisition or related transactions contemplated by this Agreement.

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     SECTION 5.18  Real Property.

     (a) Section 5.18(a) of the Galen Disclosure Letter lists each parcel of real property owned by Galen or any of its Subsidiaries (the "Galen Owned Property"). Galen or its applicable Subsidiary has good and marketable fee simple title in and to all of the Galen Owned Property, subject to no Liens that would have a Material Adverse Effect on Galen or materially impair Galen's rights to or ability to use any such property, except Permitted Liens, as described on Section 5.18(a) of the Galen Disclosure Letter. Except as set forth in Schedule 5.18(a) of the Galen Disclosure Letter, (i) Galen or any of its Subsidiaries has not leased or otherwise granted to any Person the right to use or occupy such Galen Owned Property or any portion thereof; (ii) other than the right of Galen pursuant to this Agreement, there are no outstanding options, rights of first offer or rights of first refusal to purchase such Galen Owned Property or any portion thereof or interest therein, and (iii) Galen or Subsidiary is not a party to any agreement or option to purchase any real property or interest therein relating to the business of Galen.

     (b) Section 5.18(b) of the Galen Disclosure Letter sets forth a list of all material leases, subleases and other occupancy agreements, including all amendments, extensions and other modifications (the "Galen Leases") for real property (the "Galen Leased Property"; the Galen Owned Property and the Galen Leased Property collectively the "Galen Real Property") to which Galen or any of its Subsidiaries is a party. Galen or its applicable Subsidiary has a good and valid leasehold interest in and to all of the Galen Leased Property, subject to no Liens except Permitted Liens, as described in Section 5.18(b) of the Galen Disclosure Letter. Each Galen Lease is in full force and effect and is enforceable in accordance with its terms. There exists no default or condition which, with the giving of notice, the passage of time or both, could become a default under any Galen Lease in any case, that would have a Material Adverse Effect on Galen or materially impair Galen's rights to or ability to use any such property. Except as described on Section 5.18(b) of the Galen Disclosure Letter, no consent, waiver, approval or authorization is required from the landlord under any Galen Lease as a result of the execution of this Agreement or the consummation of the transactions contemplated hereby the failure to obtain would have a Material Adverse Effect on Galen or materially impair Galen's rights to or ability to use any such property.

     (c) Real Property Used in The Business. The Galen Owned Property identified in Schedule 5.18(a) and the Galen Leased Property identified in Schedule 5.18(b) comprise all of the real property used or intended to be used in, or otherwise related to, the Galen business.

     SECTION 5.19 Material Contracts. Except as set forth in Section 5.19 of the Galen Disclosure Letter, there have been made available to Warner, its affiliates and their representatives true and complete copies of all of the following contracts to which Galen or any of its Subsidiaries is a party or by which any of them is bound (collectively, the "Galen Material Contracts"): (i) contracts with any current officer or director of Galen or key employee of any of its material Subsidiaries; (ii) contracts for the sale of any of the assets of Galen or any of its Subsidiaries other than in the ordinary course of business or for the grant to any person of any preferential rights to purchase any of its assets other than inventory in the ordinary course of business; (iii) contracts containing covenants of Galen or any of its Subsidiaries not to compete in any line of business or with any person in any geographical area or covenants of any other person not to compete with Galen or any of its Subsidiaries in any line of business or in any geographical area; (iv) material indentures, credit agreements, mortgages, promissory notes, and all contracts relating to the borrowing of money; (v) contracts or agreement relating to the licensing of Intellectual Property Rights by Galen to another party or by another party to Galen, all other contracts or agreements affecting Galen's ability to use or disclose any Intellectual Property Rights; and (vi) all other agreements contracts or instruments which, in the reasonable opinion of Galen, are material to Galen or any of its Subsidiaries, except as set forth in Section
5.19 of the Galen Disclosure Letter. Except as set forth or as would not have a Material Adverse Effect on Galen, all of the Galen Material Contracts are in full force and effect and are the legal, valid and binding obligation of Galen or its Subsidiaries, enforceable against them in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors, rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). Except as set forth in Section 5.19 of the Galen Disclosure Letter, neither Galen nor any Subsidiary is in default in any material respect under any Galen Material Contract nor,

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to the Knowledge of Galen, is any other party to any Galen Material Contract in default thereunder in any material respect except, in each case, for those defaults that, individually or in the aggregate, would not have a Material Adverse Effect on Galen.


     SECTION 5.20 Compliance with Laws. Galen has conducted its business and operations in compliance with, and obtained all permits, licenses and other authorizations required under, all Laws, including, without limitation, all requirements imposed by the FDA and comparable foreign regulatory authorities, including, where applicable, the Medicines Act 1968 and the rules made and marketing authorizations granted thereunder and the regulations of the U.K. Department of Health governing the sale of products to the National Health Service, except for such non-compliance which Galen does not reasonably expect would have or be likely to have a Material Adverse Effect. To the Knowledge of Galen, Galen has not within the past 24 months received written notice of any non-compliance with respect to, or potential liability under, any Laws, which has not been satisfied or otherwise resolved, except for such non-compliance which Galen does not reasonably expect would have or would be likely to have a Material Adverse Effect and there are no circumstances to the Knowledge of Galen which are reasonably likely to give rise to any such non-compliance.


                            ARTICLE VI -- COVENANTS

     SECTION 6.01 Conduct of Warner. Warner agrees that from the date hereof until the Effective Time, except as set forth in Section 6.01 of the Warner Disclosure Letter or as otherwise expressly contemplated by this Agreement or required to effect the Scheme or complete the Transactions or with the prior written consent of Galen, Warner and its Subsidiaries shall conduct their business in the ordinary course consistent with past practice and shall use their reasonable best efforts to preserve intact their business organizations and relationships with third parties and to keep available the services of their present officers and employees. Without limiting the generality of the foregoing, from the date hereof until the Effective Time, except as set forth in the Warner Disclosure Letter or as expressly contemplated by this Agreement, without the prior written consent of Galen (such consent not to be unreasonably withheld or delayed), Warner will not, and will not permit any of its Subsidiaries to:

          (a) adopt or propose any change in the Warner Memorandum and Articles or equivalent documents;

          (b) amend any material term of any outstanding security of Warner or any of its Subsidiaries;

          (c) merge or consolidate or announce its intention to merge or consolidate with any Person;


          (d) issue, sell, pledge, dispose of, grant, transfer, lease, license, guarantee, encumber, or authorize the issuance, sale, pledge, disposition, grant, transfer, lease, license, guarantee or encumbrance of, (i) any shares in the capital of Warner or any of its Subsidiaries (other than the issuance of shares by a wholly-owned Subsidiary of Warner to Warner or another wholly-owned Subsidiary of Warner), or securities convertible or exchangeable or exercisable for any shares in such capital, or any options, warrants or other rights of any kind to acquire any shares in such capital or such convertible or exchangeable securities, or any stock appreciation rights or limited stock appreciation rights, or any other ownership interest of Warner or any of its Subsidiaries or (ii) except in the ordinary course of business and in a manner consistent with past practice, any property or assets (tangible or intangible) (including, without limitation, by merger, consolidation, spin-off or other dispositions of stock or assets) of Warner or any of its Subsidiaries, except in the case of either clause (i) or (ii) (A) the issuance of Warner Shares upon the exercise of stock options issued pursuant to the Warner Option Plan prior to the date hereof, (B) the award of options in connection with new employee hires in the ordinary course of business and consistent with past practice; provided, however, that no such new employee shall receive options to purchase more than 5,000 Warner Shares, (C) pursuant to existing obligations under contracts or agreements in force at the date of this Agreement and set forth in Section 6.01 of the Warner Disclosure Letter and
     (D) sales or other dispositions of property and assets of Warner and its Subsidiaries in an aggregate amount that does not exceed U.S.$1,000,000;


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

          (e) create or incur any material Lien on any asset (tangible or intangible) other than in the ordinary course of business and consistent with past practice;

          (f) make any material loan, advance or capital contributions to or investments in any Person other than loans, advances or capital contributions to or investments in wholly owned Subsidiaries of Warner made in the ordinary course and consistent with past practices;

          (g) declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its share capital (except for dividends paid by any direct or indirect wholly-owned Subsidiary of Warner to Warner or to any other direct or indirect wholly-owned Subsidiary of Warner) or enter into any agreement with respect to the voting of its share capital;

          (h) reclassify, combine, split, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock;


          (i) (i) acquire (including, without limitation, by merger, consolidation or acquisition of stock or assets) any interest in any Person or any division thereof (other than a wholly-owned Subsidiary) or any assets, other than acquisitions of assets in the ordinary course of business and consistent with past practice, (ii) incur any indebtedness for borrowed money or guarantee such indebtedness of another Person, or issue or sell any debt securities or warrants or other rights to acquire any debt security of Warner or any of its Subsidiaries, except for (A) indebtedness for borrowed money incurred in the ordinary course of business and consistent with past practice or in connection with transactions otherwise permitted under this Section 6.01, (B) other indebtedness for borrowed money with a maturity of not more than one year in a principal amount not, in the aggregate, in excess of U.S.$5,000,000, and (C) other indebtedness for borrowed money incurred under Warner's credit agreement for working capital purposes only, (iii) terminate, cancel, waive any rights under or request any material change in, or agree to any material change in, any material contract or agreement of Warner or, except in connection with transactions permitted under this Section 6.01(i), enter into any contract or agreement material to the business, results of operations or financial condition of Warner and its Subsidiaries, taken as a whole, in either case other than in the ordinary course of business and consistent with past practice, (v) make or authorize any capital expenditure, other than capital expenditures that are not, in the aggregate, in excess of U.S.$1,500,000 taken as a whole or (v) enter into or amend any contract, agreement, commitment or arrangement that, if fully performed, would not be permitted under this Section 6.01(i);


          (j) take any action with respect to accounting policies or procedures, other than actions in the ordinary course of business and consistent with past practice or except as required by changes in U.S. GAAP;

          (k) make any material Tax election or take any position on any Tax Return filed on or after the date of this Agreement or adopt any method therefor that is inconsistent with elections made, positions taken or methods used in preparing or filing similar Tax Returns in prior periods;

          (l) except as may be required by contractual commitments or corporate policies with respect to severance or termination pay in existence on the date hereof, (i) increase the compensation payable or to become payable to its officers or employees (except for increases in the ordinary course of business and consistent with past practice in salaries or wages of employees of Warner or any of its Subsidiaries), (ii) establish, adopt, enter into or amend any collective bargaining, bonus, profit sharing, thrift, compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any director, officer or employee, except as contemplated by this Agreement or to the extent required by applicable law or the terms of a collective bargaining agreement, (iii) increase the benefits payable under any existing severance or termination pay policies or employment or other agreements or (iv) take any affirmative action to accelerate the vesting of any stock-based compensation;

          (m) take any action that would, individually or in the aggregate, reasonably be expected to make any representation and warranty of Warner hereunder untrue in any material respect at, or as of any time prior to, the Closing;

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

          (n) take or propose any corporate action for its winding-up, dissolution or reorganization of for the appointment of a receiver, administrator, administrative receiver, trustee or similar officer of all or any of its assets and revenues;

          (o) waive or compromise any claim or proceedings involving equitable relief (other than in the ordinary course of business) which is material to Warner and its Subsidiaries taken as a whole; or

          (p) save for any amendments required by the relevant insurers, maintain in all material respects all insurance policies listed in Section
     6.01 of the Warner Disclosure Letter on the same terms and at the same level of insurance cover as those prevailing at the date of this Agreement;

          (q) agree or commit to do any of the foregoing.

     SECTION 6.02 Conduct of Galen. Galen agrees that from the date hereof until the Effective Time, except as set forth in Section 6.02 of the Galen Disclosure Letter or as otherwise expressly contemplated by this Agreement or as may be necessary or desirable to effect the Transactions or with the prior written consent of Warner, Galen and its Subsidiaries shall conduct their business in the ordinary course consistent with past practice and shall use their reasonable best efforts to preserve intact their business organizations and relationships with third parties and to keep available the services of their present officers and employees. Without limiting the generality of the foregoing, from the date hereof until the Effective Time, except as set forth in the Galen Disclosure Letter or as expressly contemplated by this Agreement, without the prior written consent of Warner (such consent not to be unreasonably withheld or delayed), Galen will not, and will not permit any of its Subsidiaries to:

          (a) adopt or propose any change in the Galen Memorandum and Articles or equivalent documents;

          (b) amend any material term of any outstanding security of Galen or any of its Subsidiaries;

          (c) merge or consolidate or announce its intention to merger or consolidate with any Person;

          (d) issue, sell, dispose of, grant, transfer, or authorize the issuance, sale, disposal, grant or transfer of more than 10% of its issued share capital at the date of this document (other than the issuance of shares by a wholly-owned Subsidiary of Galen to Galen or another wholly-owned Subsidiary of Galen), or securities convertible or exchangeable or exercisable for any shares in such capital, or any options, warrants or other rights of any kind to acquire any shares in such capital or such convertible or exchangeable securities, or any stock appreciation rights or limited stock appreciation rights, or any other ownership interest of Galen or any of its Subsidiaries except (A) the issuance of Galen Shares upon the exercise of stock options issued pursuant to the Galen Stock Plans prior to the date hereof, (B) the award of options in connection with new employee hires in the ordinary course of business and consistent with practice; provided, however, that no such new employee shall receive options to purchase more than 5,000 Galen Shares; and (C) pursuant to existing obligations under contracts or agreements in force at the date of this Agreement;

          (e) declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its share capital (except for dividends paid by any direct or indirect wholly-owned Subsidiary of Galen to Galen or to any other direct or indirect wholly-owned Subsidiary of Galen and except for any interim or final cash dividend(s) (as applicable) not materially inconsistent with the principles and practices applied by Galen in relation to the dividends paid in respect of the financial year ended September 30, 1999, or enter into any agreement with respect to the voting of its share capital;

          (f) reclassify, combine, split, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its share capital;


          (g) enter into any agreement or arrangement with any Person (other than a wholly-owned Subsidiary) for the purchase or acquisition of any stock or assets, other than acquisitions of stocks or assets in the ordinary course of business and consistent with past practice and any other acquisitions for consideration that (i) is, in the aggregate, in excess of U.S.$25,000,000; or (ii) would not be able to be


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

     financed by way of Galen's own internal resources available and subsisting as at the date of this Agreement provided that any proceeds receivable pursuant to an issue of shares allowed pursuant to this section 6.02 shall be treated for the purposes of this sub-section (ii) as internal financial resources available and subsisting;

          (h) take any action that would, individually or in the aggregate, reasonably be expected to make any representation and warranty of Galen hereunder untrue in any material respect at, or as of any time prior to, the Effective Time.

          (i) agree or commit to do any of the foregoing.

     SECTION 6.03  Access to Information.

     (a) From the date of this Agreement until the Effective Time, Warner will, and will cause its Subsidiaries, and each of their respective officers, directors, counsel, advisors and representatives (collectively, the "Warner Representatives") to, give Galen and its officers, employees, counsel, advisors and representatives (collectively, the "Galen Representatives") full access (subject, however, to existing confidentiality and similar non-disclosure obligations and the preservation of attorney client and work product privileges or any further confidentiality assurances which may be required to update or extend existing confidentiality agreements between the parties in order to protect Warner's legitimate business interests), during normal business hours, to the offices and other facilities and to the books and records of Warner and its Subsidiaries and will cause the Warner Representatives to furnish Galen and the Galen Representatives to the extent available with such financial and operating data and such other information with respect to the business and operations of Warner and its Subsidiaries as Galen may from time to time reasonably request provided that Galen shall demonstrate to the Warner Representatives a legitimate interest or purpose in relation to the consummation of the Transactions for access to such information. Prior to the Closing, neither Galen nor the Galen Representatives shall contact or in any manner communicate with the employees, customers, lessors and suppliers of Warner and its Subsidiaries with respect to any matter related to the transaction contemplated hereby, except with the prior consent of Warner.

     (b) From the date of this Agreement until the Effective Time, Galen will, and will cause its Subsidiaries, and each Galen Representative to, give Warner and the Warner Representatives full access (subject, however, to existing confidentiality and similar non-disclosure obligations and the preservation of attorney client and work product privileges or any further confidentiality assurances which may be required to update or extend existing confidentiality agreements between the parties in order to protect Galen's legitimate business interests), during normal business hours, to the offices and other facilities and to the books and records of Galen and its Subsidiaries and will cause the Galen Representatives to furnish Warner and the Warner Representatives to the extent available with such financial and operating data and such other information with respect to the business and operations of Galen and its Subsidiaries as Warner may from time to time reasonably request, provided that Warner shall demonstrate to the Galen Representatives a legitimate interest or purpose in relation to the consummation of the Transactions for access to such information. Prior to the Closing, neither Warner nor the Warner Representatives shall contact or in any manner communicate with the employees, customers, lessors and suppliers of Galen and its Subsidiaries with respect to any matter related to the transaction contemplated hereby, except with the prior consent of Galen.

     SECTION 6.04  Reasonable Best Efforts.

     (a) Subject to the terms and conditions herein provided and to applicable legal requirements, each of the parties hereto agrees to use reasonable best efforts to take, or cause to be taken, all action, and to do, or cause to be done (consistent with the fiduciary duties of the Board of Directors of Warner and Galen under applicable law), and to assist and cooperate with the other parties hereto in doing, as promptly as practicable, all things necessary, proper, desirable or advisable under applicable laws and regulations to ensure that the conditions set forth in Article VII are satisfied and to consummate and make effective the transactions contemplated by the Scheme and this Agreement.

     (b) If at any time prior to the Closing any event or circumstance relating to either Warner or Galen or any of their respective Subsidiaries, should be discovered by Warner or Galen, as the case may be, and which

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

should be set forth in an amendment or supplement to the Proxy Statement or the Registration Statement or the Listing Particulars, the discovering party will promptly inform the other party of such event or circumstance. If at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement, including the execution of additional instruments, the proper officers and directors of each party to this Agreement shall take all such necessary action.

     SECTION 6.05  Consents.

     (a) Each of the parties will use its reasonable best efforts to obtain as promptly as practicable all consents of any Governmental Entity or any other person required in connection with, and waivers of any violations that may be caused by, the consummation of the transactions contemplated by the this Agreement. Warner and Galen shall promptly prepare and file as soon as practicable after the date hereof all documents required to be filed (i) with the United States Federal Trade Commission and the Department of Justice in order to comply with the HSR Act and (ii) any other documents which are required under any non-United States laws regulating competition, antitrust, investment or exchange controls. Warner and Galen shall promptly furnish all materials thereafter required in connection therewith.

     (b) In furtherance and not in limitation of the foregoing, Galen and Warner shall use their respective best efforts to resolve such objections, if any, as may be asserted with respect to the transactions contemplated by this Agreement under any antitrust, competition or trade regulatory laws, rules or regulations of any domestic or foreign government or governmental authority or any multinational authority ("Antitrust Laws"). If any suit is instituted challenging any of the transactions contemplated by this Agreement as violative of any Antitrust Law, Galen shall use its reasonable best efforts to take such action as may be required (a) by the applicable government or governmental or multinational authority (including, without limitation, the Antitrust Division of the United States Department of Justice, the Federal Trade Commission, the Irish Department of Enterprise, Trade and Employment or the Competition Authority of Ireland in order to resolve such objections or (b) by any domestic or foreign court or similar tribunal, in any suit brought by a private party or governmental or multinational authority challenging the transactions contemplated by this Agreement as violative of any Antitrust Law, in order to avoid the entry of, or to effect the dissolution of, any injunction, temporary restraining order or other order that has the effect of preventing the consummation of any of such transactions, provided always that, for the avoidance of doubt, Galen shall not be obliged by this Section 6.05 to hold separate or divest any businesses, product lines or assets of Galen or Warner or any of their Subsidiaries or to agree to do so or to undertake to any such bodies so to do.

     (c) Any party hereto shall promptly inform the others of any material communication from the United States Federal Trade Commission, the Department of Justice or any other domestic or foreign government or governmental or multinational authority regarding any of the transactions contemplated by this Agreement. If any party or any affiliate thereof receives a request for additional information or documentary material from any such government or authority with respect to the transactions contemplated by this Agreement, then such party will endeavor in good faith to make, or cause to be made, as soon as reasonably practicable and after consultation with the other party, an appropriate response in compliance with such request. Galen will advise Warner promptly in respect of any understandings, undertakings or agreements (oral or written) which Galen proposes to make or enter into with the Federal Trade Commission, the Department of Justice, or any other domestic or foreign government or governmental or multinational authority in connection with the transactions contemplated by this Agreement.

     SECTION 6.06 Public Announcements. The initial press release with respect to the execution of this Agreement shall be a joint press release acceptable to Warner and Galen. Thereafter, so long as this Agreement is in effect, Warner and Galen shall consult with each other before issuing any press release or otherwise making any public statements with respect to the Transactions or this Agreement and shall not issue any such press release or make any such public statement without the prior consent of the other party, which shall not be unreasonably withheld; provided, however, that a party may, without the prior consent of the other party, issue such press release or make such public statement as may upon the advice of counsel be required by law, Nasdaq, the LSE or the ISE if it has used all reasonable best efforts to consult with the other party.

     SECTION 6.07 Employee Benefit Arrangements. Galen agrees that it will honor, or cause Warner to honor, all obligations under employee arrangements (the "Employee Arrangements") to which Warner or any of its Subsidiaries is presently a party which are listed in the Employee Arrangements Schedule. Notwithstanding the foregoing, from and after the Effective Time, subject to the remaining provisions of this Section 6.07, Galen shall have the right to amend, modify, alter or terminate any Employee Arrangements of Warner; provided, that any such action shall not in the reasonable opinion of Galen adversely affect the rights of any employees or other beneficiaries which shall have arisen (1) under the Warner Option Plan; (2) under any Employee Arrangement prior to such amendment, modification, alteration or termination; or (3) under any agreement which requires the consent of the employee or any other party or beneficiary for amendment, modification, alteration or termination, without obtaining such consent. Notwithstanding the foregoing, for a period of one year following the Effective Time, Galen shall continue to provide to employees of Warner and its Subsidiaries (excluding employees covered by collective bargaining agreements) broad-based employee benefit plans and arrangements which are in the aggregate in the reasonable opinion of Galen no less favorable than those provided to such employees as of the date hereof, provided always that nothing in this section shall obligate Galen to continue (or procure to be continued) the employment of any particular employee or employees during such period. Solely for purposes of eligibility and vesting under Employee Arrangements (including without limitation plans or programs of Galen and its affiliates after the Closing), all service with Warner or any of its Subsidiaries or their predecessors prior to the Closing shall be treated as service with Galen and its affiliates.

     SECTION 6.08  Indemnification.

     (a) Galen agrees that all rights to indemnification now existing in favor of any director or officer of Warner and its Subsidiaries (the "Indemnified Parties") as provided in their respective charters or by-laws or, in an agreement between an Indemnified Party and Warner or one of its Subsidiaries, shall survive the Transactions and shall continue in full force and effect for a period of not less than six years from the Effective Time; provided, that in the event any claim or claims are asserted or made within such six-year period, all rights to indemnification in respect of any such claim or claims shall continue until final disposition of any and all such claims. After the Effective Time, Galen agrees to cause Warner to honor all rights to indemnification referred to in the preceding sentence. Without limitation of the foregoing, in the event any such Indemnified Party is or becomes involved in any capacity in any action, proceeding or investigation in connection with any matter, including, without limitation, the transactions contemplated by this Agreement, occurring prior to, and including, the Effective Time, Warner will cause to be paid in accordance with the applicable charters, by-laws and agreements, as incurred such Indemnified Party's legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith. Galen shall pay all reasonable expenses, including attorneys' fees, that may be incurred by any Indemnified Party in enforcing the indemnity and other obligations provided for in this Section 6.08 subject to the limitations of Northern Ireland law to the extent applicable.

     (b) Galen agrees that Warner shall cause to be maintained in effect for not less than six years from the Effective Time the current policies of the directors' and officers' liability insurance maintained by Warner; provided, that Galen may substitute therefor other policies not less advantageous (other than to a de minimus extent) to the beneficiaries of the current policies and provided that such substitution shall not result in any gaps or lapses in coverage with respect to matters occurring prior to the Effective Time; and provided, further, that Galen shall not be required to pay an annual premium in excess of 300% of the last annual premium paid by Warner prior to the date hereof and if Galen is unable to obtain the insurance required by this Section 6.08(b) it shall obtain as much comparable insurance as possible for an annual premium equal to such maximum amount.

     (c) Galen, unless prevented by laws or regulations in any relevant jurisdiction, LSE, UKLA or SEC, shall take, prior to the Effective Time, all appropriate actions within their remit to appoint to the Galen Board Messrs. Boissoneault and Herendeen with effect from the Effective Time, provided that neither of these individuals nor Warner shall have taken any action or omitted to fulfill any obligation which would result in the termination of his Employment Agreement or affect the ability of his Employment Agreement to become unconditional. Galen further agrees (to the extent permitted by law) to indemnify and hold harmless Roger

Boissonneault and Paul Herendeen against and in respect of all actions, claims, liabilities and losses which they may suffer or incur as persons responsible for the Listing Particulars to the same extent as Galen is permitted under applicable law to indemnify its existing directors.

     (d) Galen agrees that with effect from the publication of the Listing Particulars it will procure that Roger Boissonneault and Paul Herendeen shall be covered by Galen's existing Directors and Officers liability insurance policy in respect of liabilities as proposed Directors of Galen to the same extent as Galen's existing Directors are so covered.

     SECTION 6.09 Notification of Certain Matters. Galen and Warner shall promptly notify each other of (a) the occurrence or non-occurrence of any fact or event which would be reasonably likely (i) to cause any representation or warranty of any party hereto contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date hereof to the Effective Time or (ii) to cause any material covenant, condition or agreement of any party hereto under this Agreement not to be complied with or satisfied in all material respects and (b) any failure of any party hereto to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder in any material respect; provided, however, that no such notification shall affect the representations or warranties of any party or the conditions to the obligations of any party hereunder .

     SECTION 6.10  No Solicitation; Termination Right.

     (a) Warner agrees that, during the term of this Agreement or, if sooner, until the date upon which this Agreement is terminated, it shall not, and shall not authorize or permit any of its Subsidiaries or any of its or its Subsidiaries' directors, officers, employees, agents or representatives, directly or indirectly, to solicit, initiate, or furnish or disclose non-public information in furtherance of, any inquiries or the making of any proposal with respect to any recapitalization, merger, consolidation or other business combination involving Warner, or acquisition of any capital (other than upon exercise of the Options or Warrants which are outstanding as of the date hereof) or any material portion of the assets (except for acquisition of assets in the ordinary course of business consistent with past practice) of Warner and its Subsidiaries, or any combination of the foregoing (a "Competing Transaction"), or negotiate, or otherwise engage in discussions with any person (other than Galen or their respective directors, officers, employees, agents and representatives) with respect to any Competing Transaction or enter into any agreement, arrangement or understanding requiring it to abandon, terminate or fail to consummate the Acquisition or any other transactions contemplated by this Agreement; provided, that prior to the hearing of the Petition, and having complied with Section 6.10(b) hereof, Warner may furnish information to, and negotiate or otherwise engage in discussions with, any party who initiates contact with Warner regarding a Competing Transaction if and so long as the Board of Directors of Warner determines in good faith, after being advised as to legal matters by its outside counsel and as to financial matters from its independent financial adviser, that failing to consider and cooperate with such other party regarding such Competing Transaction would be likely to constitute a breach of the fiduciary duties of the Board under applicable law.

     (b) Warner shall, and shall cause its Subsidiaries, directors, officers, employees, agents and representatives immediately to cease all existing activities, discussions and negotiations with any parties conducted heretofore with respect to any Competing Transaction. Warner agrees that neither the Board of Directors nor any committee thereof will, during the period referenced in the first sentence of Subsection (a), (A) withdraw or modify, or propose publicly to withdraw or modify, in a manner adverse to Galen, the Warner Board Recommendation, or (B) approve or recommend, or propose publicly to approve or recommend, any Competing Transaction, unless the Board of Directors of Warner (after being advised as referred to in Section 6.10(a) hereof) determines in good faith that failure to do so would be likely to result in breach of its fiduciary duties under applicable law. During the period referenced in the first sentence of Subsection (a), Warner shall immediately advise Galen orally (so far as is reasonably practicable) and in writing of the receipt, directly or indirectly, of any inquiries, discussions, negotiations, or proposals relating to a Competing Transaction, such advice to include the material terms and details thereof (so far as then known to Warner), provided that, for the avoidance of doubt, Warner shall not be obliged to disclose the identity of any third party involved in any such possible Competing Transaction unless and until notice is given by Warner pursuant to sub-section (d) of this Section 6.10 of an intention to take any action referred to in (A) or (B) above in connection with such Competing Proposal. Warner will keep Galen reasonably informed of the status and details (including amendments or proposed amendments)of any such inquiries, discussions, negotiations or proposals relating to a Competing Transaction.

     (c) Notwithstanding the foregoing, in the event that the Warner Board receives a proposal for a Competing Transaction that it determines in good faith is reasonably capable of being completed, taking into account all legal, financial, regulatory and other aspects of the proposal and which would, if completed, result in a transaction (involving at least 50% of the Warner Shares in issue and/or 50% of the assets of Warner and its Subsidiaries as the case may
be) which is determined by a majority of the members of the Warner Board (being, where relevant, a majority of those members who shall be disinterested in the proposal), in good faith (after receiving advice from Warner's independent financial adviser that the proposal for a Competing Transaction is more favorable to the Warner Shareholders, from a financial point of view, than the Scheme and the Transactions), to be more favorable to Warner Shareholders than the Scheme and the Transactions (a "Superior Proposal"), the Warner Board may terminate this Agreement pursuant to Section 8.01(e)hereof and may take any of the actions described in sub-section (A) and (B) in Section 6.10(b) above in relation to the Superior Proposal and enter into a letter of intent, agreement-in-principle, acquisition agreement or other similar agreement, but in any case only after complying with the provisions of sub-section (d) below.

     (d) At such time as Warner intends to take any action as set forth in
Section 6.10(b) (A) or (B) in relation to a Superior Proposal, Warner shall provide to Galen written notice advising Galen that the Warner Board is prepared to accept a Superior Proposal, specifying the material terms and conditions of such Superior Proposal and identifying the person making such Superior Proposal and confirming that such proposal is capable of creating a legally binding agreement upon Termination of this Agreement. Until the expiry of a period of five Business Days following receipt of such written notice (the "Period of First Refusal") or, if earlier, until receipt of a Refusal Notice, Warner hereby undertakes not to proceed in any way with the Superior Proposal, including taking any action as set out in clause 6.10(b)(A) or (B) above. During this period, Galen shall be able to (A) present in writing to Warner a revised proposal (capable of creating a legally binding amendment to this Agreement upon acceptance by Warner within the Period of First Refusal) to continue with the Acquisition (the "Revised Proposal") or (B) present in writing to Warner notice that Galen does not intend to revise the current proposals as set out in this Agreement in response to notice of such Superior Proposal (the "Refusal Notice"). On receipt of the Revised Proposal Warner shall procure that a meeting of the Warner Board shall consider the terms thereof. In the event that the Revised Proposal is determined by a majority of the members of the Warner Board (being, where relevant, a majority of such members who shall be disinterested in the Superior Proposal) in good faith (after receiving advice from Warner's independent financial adviser that the Revised Proposal is more favorable to Warner Shareholders, from a financial point of view, than the Superior Proposal) to be more favorable to Warner's shareholders than the Superior Proposal, taking into account all legal, financial, regulatory and other aspects of the proposal, Warner undertakes to and to procure that its subsidiaries, directors, officers, employees, agents and representatives shall cease all existing activities, discussions and negotiations with any party with respect to the Superior Proposal ) save that the provisions of this Section 6.10 shall apply ab initio in relation to any proposed amendment to such Superior Proposal). Otherwise, (x) in the event that the Revised Proposal is determined (on the same bases as stated in the previous sentence) by the Warner Board to be less favorable than the Superior Proposal, or (y) in the event that a Refusal Notice is served on Warner, or (z) on the expiry of the Period of First Refusal without service of a Revised Proposal or a Refusal Notice, Warner shall be entitled to terminate this agreement as provided by Section 6.10(c) above and to proceed with any such actions as set forth in clause 6.10(b)(A) and (B) above.

     SECTION 6.11 Termination of Scheme. Galen hereby covenants and agrees that in the event that this Agreement is terminated, Galen will provide all such reasonable cooperation to Warner in relation to any steps reasonably necessary to or appropriate in connection with the abandonment of the Scheme.

     SECTION 6.12  Additional Action.

     (a) If the Irish Takeover Panel Act, 1997 (Takeover) Rules, 1997 or any other takeover statute ("Takeover Statute") shall become applicable to the transactions contemplated hereby, Warner and Galen and the members of their respective Boards of Directors of Warner, subject to their respective fiduciary duties, shall grant such approvals and take such actions as are necessary so that the transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated hereby (which shall include the provision by Warner and its directors and officers of all suitable assistance and information which may be necessary to or reasonably requested by Galen in connection with the preparation of any offer document required to be published by the Irish Takeover Panel, which shall be given in a prompt fashion) and otherwise act to eliminate or minimize the effects of such Takeover Statute on the transactions contemplated hereby.

     (b) Galen shall ensure that Warner shall have access to sufficient funds which may be required pursuant to any rights of the holders of Warner's outstanding 12 5/8% Senior Notes due 2008 (the "Notes") triggered by the entering into by Warner of the Transactions and, to the extent required by the terms of the Notes, will, with effect from the Effective Time, comply, or cause Warner to comply, in all respects with Warner's obligations under the indenture governing the Notes.

     (c) Galen shall use its reasonable best efforts to cause the Galen ADSs to be listed for trading on Nasdaq at the Effective Time.


     (d) Prior to the Effective Time Galen shall procure the adoption of a new share option scheme for the benefit of U.S. employees on terms mutually acceptable to it and Warner (in each case acting reasonably) which scheme shall have due regard to the requirements of both U.S. and U.K. law, regulation, custom and practice.


                           ARTICLE VII -- CONDITIONS

     SECTION 7.01 Conditions. The obligations of the parties to effect the Scheme are subject to the satisfaction (or, to the extent permitted by Section
7.02 or 7.03, waiver) of each of the conditions set out in this Section 7.01 and in Sections 7.02 and 7.03 on or before the earlier of the Effective Time or 5 p.m. on December 29, 2000 (the "Outside Date").

          (a) No Injunctions or Restraints. No judgment, order, decree, statute, law, ordinance, rule or regulation entered, enacted, promulgated, enforced or issued by any court or other Governmental Entity of competent jurisdiction or other legal restraint or prohibition (collectively, "Restraints") shall be in effect or pending (i) imposing or seeking to impose material limitations on the ability of Galen to acquire or hold or to exercise full rights of ownership of any Warner Shares; (ii) imposing or seeking to impose material limitations on the ability of Galen and its Affiliates to combine, operate or control the business and assets of Warner; (iii) imposing or seeking to impose other material sanctions, damages, or liabilities directly arising out of the Transactions on Galen or Warner; (iv) requiring or seeking to require divestiture by Galen of all or any material portion of the business, assets or property of Warner; or
     (v) preventing the consummation of the Transactions.

          (b) Governmental Action. No action or proceeding shall be instituted, proposed or threatened by any Governmental Entity seeking to prevent consummation of the Acquisition, asserting the illegality of the Acquisition or this Agreement or seeking material damages directly arising out of the transactions contemplated hereby which continues to be outstanding.

          (c) Galen Shareholder Approval. The Galen Shareholder Approval shall have been obtained.

          (d) Antitrust Laws.

             (i) The waiting period applicable to the consummation of the Transactions under the HSR Act and any applicable foreign or supranational Antitrust Laws shall have expired or been terminated; and

             (ii) no action by the Department of Justice or Federal Trade Commission or any foreign or supranational agency or entity charged with enforcement of Antitrust Laws that are applicable to the transactions contemplated hereby challenging or seeking to enjoin the consummation of the Transactions shall have been instituted and be pending; and

             (iii) to the extent that the Irish Mergers, Takeovers and Monopolies (Control) Act, 1978 as amended (the "Mergers Act") is applicable, the Minister for Enterprise, Trade and Employment of Ireland shall have stated in writing, pursuant to Section 7(a) of the Mergers Act, that he/she does not intend to make an order under Section 9 of the Act in relation to the Acquisition or, in the event of the said Minister making an order under Section 9 prohibiting the implementation of the Scheme except on conditions specified in the said order, Galen in its absolute discretion having decided to accept such conditions or, in the event of no order under that section being made and the said Minster not stating in writing that he/she does not intend to make such an order, the relevant period within the meaning of Section 6 of that Act having elapsed.

          (e) No Injunctions or Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing or prohibiting the consummation of the Transactions or materially limiting or restricting Galen's conduct or operation of the business of Warner after the relevant Closing shall have been issued and be in effect, nor shall any proceeding brought by a domestic administrative agency or commission or other domestic Governmental Entity, seeking any of the foregoing be pending; nor shall any action have been taken or any statute, rule, regulation or order have been enacted, entered or enforced or be deemed applicable to the Transactions which makes the consummation of the Transactions illegal or prevents or prohibits the Transactions.

          (f) Warner Shareholder and Court Approvals.

             (i) Approval of the Scheme in substantially the form attached as Annex A by a majority in number representing three-fourths in value of the holders of Scheme Shares present and voting, either in person or by proxy, at the Court Meeting;

             (ii) the Warner EGM Resolution (as described in Section 1.01(b)) being duly passed as a special resolution at the Warner EGM;

             (iii) the Scheme in substantially the form attached as Annex A being sanctioned by the Court (without modification save as agreed by Warner and Galen) and the Capital Reduction being confirmed by the Court; and

             (iv) an official copy of the Final Court Order and the minute of the Capital Reduction of capital being duly delivered to the Registrar of Companies in Ireland for registration and such Registrar issuing a certificate of registration in relation to the Capital Reduction.

          (g) Effective Registration Statement. The Registration Statement shall and if filed, the Registration Statement on Form F-4, have been declared effective by the SEC and no stop order suspending its effectiveness shall have been issued by the SEC and no proceedings for that purpose shall have been initiated or, to the Knowledge of Galen or Warner, threatened by the SEC, and all necessary approvals under blue sky laws relating to the issuance or trading of the Galen Shares and the Galen ADSs to be issued to the Warner Shareholders in connection with the Transactions shall have been received.

          (h) Nasdaq Listing. The Galen ADSs shall be listed for trading on Nasdaq;


          (i) U.K. Admission. The UKLA shall have agreed to admit the new Galen Shares to be issued pursuant to the Scheme to the Official List of the UKLA and the LSE shall have agreed to admit such shares to trading as referred to in section 1.02(c)(v), such agreements shall not have been revoked or withdrawn and, no event shall have occurred which will or may reasonably be expected to result in such agreements being revoked or withdrawn.

          SECTION 7.02 Conditions to the Obligations of Warner. The obligations of Warner to implement the Scheme are subject to the satisfaction or waiver by Warner of the following further conditions:

          (a) each of the representations and warranties of Galen contained in this Agreement shall be true, complete and correct in all material respects both when made and on and as of the Effective Time as if made at and as of the Effective Time (other than representations and warranties which address matters only as of a certain date which shall be true, complete and correct as of such certain date) and Warner shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of Galen to such effect;

          (b) Galen shall have performed or complied in all material respects with all covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time and Warner shall have received a certificate of an officer of Galen to that effect;

          (c) there shall not have occurred any change, condition, event or development that would result in a Material Adverse Effect on Galen;

          (d) Warner shall be reasonably satisfied that the Transactions will constitute a reorganization within the meaning of Section 368(a)(1)(B) of the Code and that no gain or loss will be recognized by Warner Shareholders for U.S. federal income tax purposes upon exchange of their Warner Shares as set forth herein; and

          (e) Galen, unless prevented by laws or regulations in any relevant jurisdiction, LSE, UKLA or SEC, shall have taken, all appropriate actions within their remit to appoint to the Galen Board Messrs. Boissoneault and Herendeen with effect from the Effective Time, provided that neither of these individuals nor Warner shall have taken any action or omitted to fulfill any obligation which would result in the termination of his Employment Agreement or affect the ability of his Employment Agreement to become unconditional.

          SECTION 7.03 Conditions to the Obligations of Galen. The obligations of Galen to effect the Acquisition are subject to the satisfaction or waiver by Galen of the following further conditions:

          (a) each of the representations and warranties of Warner contained in this Agreement shall be true, complete and correct in all material respects both when made and on and as of the Closing as if made at and as of the Closing (other than representations and warranties which address matters only as of a certain date which shall be true, complete and correct as of such certain date) and Galen shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of Warner to such effect;

          (b) Warner shall have performed or complied in all material respects with all covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time and Galen shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of Warner to that effect;

          (c) there shall not have occurred any change, condition, event or development that would result in a Material Adverse Effect on Warner;

                ARTICLE VIII -- TERMINATION; AMENDMENTS; WAIVER

          SECTION 8.01 Termination. This Agreement may be terminated and the Scheme and the Transactions may be abandoned at any time prior to the making of the Final Court Order:

          (a) by the mutual written consent of Galen and Warner;

          (b) by Warner or Galen pursuant to the relevant provisions of this
     Section 8.01, provided, however, that neither Warner or Galen may terminate this Agreement pursuant to this Section 8.01 if such party shall have materially breached this Agreement.

          (c) by Galen or Warner if any court or other Governmental Entity shall have issued, enacted, entered, promulgated or enforced any order, judgment, decree, injunction, or ruling or taken any other action restraining, enjoining or otherwise prohibiting the Transactions and such order, judgment, decree, injunction, ruling or other action shall have become final and nonappealable; provided, that the party seeking to terminate the Agreement shall have used its reasonable best efforts to remove or lift such order, decree or ruling;

          (d) by Galen if the Warner Board shall have withdrawn or modified in a manner adverse to Galen, or refrained from making the Warner Board Recommendation, or shall have publicly disclosed its intention to change such recommendation, unless Warner is at such time entitled to terminate this Agreement pursuant to any of sub-sections (e),(f), or (k) of this
     Section 8.01;

          (e) by Warner, pursuant to and in accordance with Section 6.10(c) and
     (d);

          (f) by Warner in the event of any breach of the covenants and/or representations and warranties of Galen contained in this Agreement which has a Material Adverse Effect on Galen (and for this purpose a breach of representation/warranty shall be regarded as having a Material Adverse Effect on Galen if the actual state of affairs, when compared to the position as represented/warranted, amounts to a change having such a Material Adverse Effect) ;

          (g) by Warner if the Galen Shareholder Approval has not been obtained on or prior to October 31, 2000;

          (h) by Warner if the Galen Board shall have withdrawn or modified in a manner adverse to Warner, or refrained from making the Galen Board Recommendation, or shall have publicly disclosed its intention to change such recommendation, unless Galen is at such time entitled to terminate this Agreement pursuant to any of sub-sections (i), (j)or (l) of this
     Section 8.01;

          (i) by Galen in the event of any breach of the covenants and/or representations and warranties of Warner contained in this Agreement which has a material adverse effect on Warner (and for this purpose a breach of representation/warranty shall be regarded as having a Material Adverse Effect on Warner if the actual state of affairs, when compared to the position as represented/warranted, amounts to a change having such a Material Adverse Effect);

          (j) by Galen if the Warner Shareholder approval as referred to in
     Section 7.01 (f) (i) and (ii) has not occurred on or prior to October 31, 2000;

          (k) by Warner if (otherwise than as referred to in sub-section (f) of this Section 8.01), there shall have occurred a change, condition, event or development that would constitute a Material Adverse Effect on Galen;

          (l) by Galen if (otherwise than as referred to in sub-section (i) of this Section 8.01), there shall have occurred a change, condition, event or development that would constitute a Material Adverse Effect on Warner; and

          (m) by Warner if CSFB shall have withdrawn its written fairness opinion referred to in Section 1.01(d) hereof.

In the event that the Scheme does not become effective as a result of a failure of any of the conditions set forth in Article VII hereof to be satisfied or (where applicable) waived, within the time provided by Article VII, this Agreement shall terminate automatically. For the avoidance of doubt, if this Agreement terminates pursuant to this provision due to non-satisfaction or (where applicable) waiver of the Galen Shareholder approval condition set forth in Section 7.01(c) (unless Galen is at the time entitled to terminate this Agreement pursuant to any of sub-sections 8.01(i) or (l)), or the Warner Shareholder approval conditions set forth in Section 7.01(f)(i) and (ii) (unless Warner is at the time entitled to terminate this Agreement pursuant to sub-section 8.01(f) or (k)), such termination shall be treated in the same manner as if notice of termination had been given pursuant to Section 8.01(g) or
(j), as the case may be and the corresponding provisions of Section 8.02(c) or, as the case may be, (e) shall apply accordingly.

     SECTION 8.02  Effect of Termination; Fees and Expenses.

     (a) In the event of the termination of this Agreement pursuant to Section 8.01, this Agreement shall forthwith become void and have no effect without any liability on the part of any party or its directors, officers or shareholders, other than as provided by this Section 8.02 and Sections 6.06, 8.03 and 8.04 and Articles IX and X, which shall survive any such termination. In the event of such termination, the provisions of this Section 8.02 shall constitute the sole and exclusive remedies of the parties, provided always that nothing contained in this Section 8.02 shall relieve any party from liability for any breach of this Agreement or the Confidentiality Agreement. Following such termination the sole remedy for breach of this Agreement (other than Section 6.06) shall lie in damages, provided that if it shall be judicially determined that termination of this Agreement was caused by an intentional breach of this Agreement, then in addition to damages for such breach, the party so found to have intentionally breached this Agreement shall indemnify and hold harmless the other party for its respective costs, fees and expenses of its counsel, accountants, financial advisers and other experts and advisers incident to negotiation and preparation of this Agreement.

     (b) The prevailing party in any legal action undertaken to enforce this Agreement or any provision hereof shall be entitled to recover from the other party the costs and expenses (including attorneys' and expert witness fees) incurred in connection with such action.


     (c) Notwithstanding any provision in this Agreement to the contrary, if this Agreement terminates pursuant to Section 8.01(d), (e), or (unless Warner is at the time entitled to terminate this Agreement pursuant to sub-section (f) or
(k) of Section 8.01) (m), Warner shall pay to Galen on demand a sum equivalent to the reasonable and documented costs and expenses incurred by Galen in connection with this Agreement and all matters provided for or referred to herein, including but not limited to the fees and expenses of its lawyers and merchant banking advisors and any value added tax or similar tax on any such costs and expenses (which shall include any fees payable in respect of the facility arrangement put in place by Galen prior to the date of this Agreement pursuant to its obligations under section 6.13(c) of this Agreement), provided that the aggregate amount payable pursuant to this Section 8.02(c) shall not exceed U.S.$4.25 million. The provisions of this sub-section (c) shall also apply if this Agreement terminates pursuant to Section 8.01(j) (unless, the average of the closing middle market prices for one Galen Share as reflected by the London Stock Exchange Daily Official List for the three Business Days prior to the date of the Court Meeting and the Warner EGM (or the later of the two if different) is less than or equal to 75% of the average of such closing middle market prices for the 3 Business Days ended May 3, 2000).



     (d) Notwithstanding any other provision in this Agreement to the contrary, if this Agreement is terminated by Warner or Galen (as the case may be) pursuant to Section 8.01(d), (e) or (unless Warner is at the time entitled to terminate this Agreement pursuant to sub-section (f) or (k) of Section 8.01) (m), Warner shall pay to Galen the sum of U.S.$4.25 million (the "Termination Fee") in cash, such payment to be made promptly, but in no event later than the fifth Business Day following any such termination; provided, however, that any amount payable under this Section 8.02(d) shall be reduced by the aggregate amount required to be paid by Warner pursuant to Section 8.02(c) above.


     (e) (i) Notwithstanding any provision in this Agreement to the contrary, if this Agreement terminates pursuant to Section 8.01(g) or (h) (unless Galen is at the time entitled to terminate this Agreement pursuant to sub-section (i) or (l) of Section 8.01), Galen shall pay to Warner on demand a sum equivalent to the reasonable and documented costs and expenses incurred by Warner in connection with this Agreement and all matters provided for or referred to herein, including but not limited to the fees and expenses of its lawyers and merchant banking advisors and any value added tax or similar tax on any such costs and expenses, provided that the aggregate amount payable pursuant to this Section 8.02(e) shall not exceed U.S.$4.25 million.


      (ii) In addition, if this Agreement terminates pursuant to Section 8.01(h) (except as referred to in Section 8.02 (e)(i)) then Galen shall pay to Warner such additional amount if any as, when added to the sum referred to in Section 8.02(e)(i) shall be equal to the Termination Fee.

     (f) If both parties are entitled to terminate this Agreement in accordance with Section 8.01(g) or (j) (as applicable) then, notwithstanding any provision of this Section 8.02, neither party will be obligated to pay any of the expenses of the other party or the Termination Fee.

     (g) The parties acknowledge that the agreements contained in Sections 8.02(c), (d) and (e) hereof are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, Galen, on the one hand, and Warner, on the other, would not enter into this Agreement. Accordingly, if a party fails promptly to pay the amounts due pursuant to this
Section 8.02, (i) the party failing so to pay shall pay interest on such amounts at the prime rate announced by the Chase Manhattan Bank, in effect on the date the Termination Fee (or fees and expenses) were due to be paid in accordance with this Agreement, and (ii) if in order to obtain such payment a party commences a suit or takes other action which results in a judgment or other binding determination against such party for the fees and expenses in Sections 8.02(c) or 8.02(e) hereof or the Termination Fee, the non-paying party shall also pay to the party entitled to receive payment thereunder (as the case may be) its costs and expenses (including reasonable attorneys' fees) in connection with such suit, together with interest payable under the preceding clause (i).

     SECTION 8.03 Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of all the parties.

     SECTION 8.04 Extension; Waiver. At any time prior to the Effective Time, the parties hereto may (i) extend the time for the performance of any of the obligations or other acts of any other party hereto, (ii) waive any inaccuracies in the representations and warranties contained herein by any other party or in any document, certificate or writing delivered pursuant hereto by any other party or (iii) waive compliance with any of the agreements of any other party or with any conditions to its own obligations. Any agreement on the part of any party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

                          ARTICLE IX -- MISCELLANEOUS

     SECTION 9.01 Non-Survival of Representations and Warranties. The representations and warranties made in this Agreement, or past breaches thereof, shall not survive beyond the Effective Time. Notwithstanding the foregoing, the covenants set forth herein shall survive the Effective Time indefinitely (except to the extent a shorter period of time is explicitly specified therein).

     SECTION 9.02  Entire Agreement; Assignment.

     (a) This Agreement (including the documents and the instruments referred to herein) and the confidentiality agreements entered into by the parties prior to the date of this Agreement, constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof.

     (b) Neither this Agreement nor any of the rights, interests or obligations hereunder will be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

     SECTION 9.03 Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, each of which shall remain in full force and effect.

     SECTION 9.04 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, by overnight courier or facsimile to the respective parties as follows:

          If to Galen:        Galen Holdings Plc
                              Seagoe Industrial Estate
                              Craigavon
                              Northern Ireland
                              BT63 5UA
          Attention:          Company Secretary
          Fax:                00 44 1762-331-500
          with copies to:     Ashurst Morris Crisp
                              Broadwalk House
                              5 Appold Street
                              London EC2A 2HA
          Attention:          Steven Fox
          Fax:                00 44-207-972-7990 and:
                              99 Bishopsgate
                              London EC2M 3XF
          Attention:          Mark Stegemoeller
          Fax:                00 44-207-374-4460
          If to Warner:       Warner Chilcott, PLC
                              Rockaway
                              NJ 07868
                              USA
          Attention:          General Counsel
          Fax:                001-973-442-3316 with a
                              copy to:
                              153 East 53rd Street
                              New York
                              NY 10022-4675
          Attention:          Frederick Tanne
          Fax:                001-212-446-4900 and
                              10 Norwich Street
                              London EC4A 1BD
          Attention:          Mary Leth
          Fax:                00 44-207-831-9607

or to such other address as the person to whom notice is given may have previously furnished to the other in writing in the manner set forth above (provided that notice of any change of address shall be effective only upon receipt thereof).

     SECTION 9.05 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof or otherwise.

     SECTION 9.06 Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

     SECTION 9.07 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

     SECTION 9.08 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and, except with respect to Sections 6.06 and 6.07 nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

     SECTION 9.09 Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

                            ARTICLE X -- DEFINITIONS

     SECTION 10.01 Certain Definitions. As used in this Agreement unless the context requires otherwise:

          "ADRs" shall mean American Depositary Receipts.

          "Affiliate", as applied to any person, shall mean any other person directly or indirectly controlling, controlled by, or under common control with, that person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that person, whether through the ownership of voting securities, by contract or otherwise.

          "Acquisition" has the meaning given thereto in the preamble hereof.

          "Agreement" has the meaning given thereto in the preamble hereof.

          "Amendments" has the meaning given thereto in the preamble hereof.

          "Antitrust Laws" has the meaning given thereto in Section 6.05(b) hereof.

          "Business Day" means any day other than a Saturday, Sunday or public holiday in New York or the United Kingdom.

          "Capital Reduction" has the meaning given thereto in Section 1.01(b).

          "Code" has the meaning given thereto in the preamble hereof.

          "Competing Transaction" has the meaning given thereto in Section 6.10(a) hereof.

          "Confidentiality Agreement" has the meaning given thereto in Section 9.02(a) hereof.

          "Court" has the meaning given thereto in the preamble hereof.

          "Court Meeting" has the meaning given thereto in Section 1.01(b) hereof.

          "CSFB" has the meaning given thereto in Section 1.01(d) hereof.

          "Depositary" has the meaning given thereto in the preamble hereof.

          "Effective Date" has the meaning given thereto in the Scheme.

          "Effective Time" has the meaning given thereto in the Scheme.

          "Employee Arrangements" has the meaning given thereto in Section 6.07 hereof.

          "Employment Agreements" means employment agreements and option rollover agreements between Galen or one of its Subsidiaries and each of
     (i) Roger M. Boissonneault and (ii) Paul Herendeen, together with a severance agreement between Mr Andress and Warner or one of its subsidiaries in respect of Mr Andress's current employment contract with Warner;

          "Environmental Laws" has the meaning given thereto in Section 4.15 hereof.

          "ERISA" has the meaning given thereto in Section 4.12(a) hereof.

          "ERISA Affiliate" has the meaning given thereto in Section 4.12(d) hereof.

          "Exchange Act" has the meaning given thereto in Section 1.02(b) hereof.

          "FDA" has the meaning given thereto in Section 4.21 hereof.

          "Final Court Order" has the meaning given thereto in Section 1.01(e) hereof.

          "Galen" has the meaning given thereto in the preamble hereof.

          "Galen ADSs" has the meaning given thereto in the preamble hereof.

          "Galen Board" has the meaning given thereto in Section 1.02(e) hereof.

          "Galen Board Recommendation" has the meaning given thereto in Section 1.02(d) hereof.

          "Galen Disclosure Letter" has the meaning given thereto in Article V hereof.

          "Galen Leases" has the meaning given thereto in Section 5.18(b) hereof.

          "Galen Material Contracts" has the meaning given thereto in Section
     5.19 hereof.

          "Galen Meeting" has the meaning given thereto in Section 1.02(c) hereof.

          "Galen Memorandum and Articles" has the meaning given thereto in
     Section 5.01(a) hereof.

          "Galen Owned Property" has the meaning given thereto in Section 5.18(a) hereof.

          "Galen Permits" has the meaning given thereto in Section 5.08 hereof.

          "Galen Public Documents" has the meaning given thereto in Section 5.05 hereof.

          "Galen Representatives" has the meaning given thereto in Section 6.03 hereof.

          "Galen Shareholders" has the meaning given thereto in Section 1.02(c) hereof.

          "Galen Shares" has the meaning given thereto in the preamble hereof.

          "Galen Shareholder Agreement" has the meaning given thereto in the preamble hereof.

          "Galen Shareholder Approval" has the meaning given thereto in Section 1.02(c) hereof.

          "Galen Stock Plans" has the meaning given thereto in Section 5.02(a) hereof.

          "Governmental Entity" has the meaning given thereto in Section 4.04 hereof.

          "HSR Act" has the meaning given thereto in Section 4.04 hereof.

          "Indemnified Parties" has the meaning given thereto in Section 6.08(a) hereof.

          "Intellectual Property Rights" has the meaning given thereto in
     Section 4.14 hereof.

          "Ireland" unless preceded by the word "Northern" means the Republic of Ireland and "Irish" shall be construed accordingly.

          "Irish Companies Act" has the meaning given thereto in the preamble hereof.

          "Irish Law" has the meaning given thereto in the preamble hereof.


          "IRS" means the U.S. Internal Revenue Service.

          "ISE" means the Irish Stock Exchange.

          "Knowledge of Galen" has the meaning given thereto in Section 5.08 hereof.

          "Knowledge of Warner" has the meaning given thereto in Section 4.08 hereof.

          "Laws" has the meaning given thereto in Section 4.21 hereof.

          "Liens" means liens, security interests, options, rights of first refusal, easements, mortgages, charges, pledges, deeds of trust, rights-of-way, restrictions, encroachments, licenses, leases, permits, security agreements, or any other encumbrances, restrictions or limitations on the use of real or personal property, whether or not they constitute specific or floating charges.

          "Listing Particulars" has the meaning given thereto in Section 1.02(c) hereof.

          "Listing Rules" has the meaning given thereto in Section 1.02(c) hereof.

          "LSE" has the meaning given thereto in Section 1.01(a) hereof.

          "Material Adverse Effect" has the meaning given thereto in Section 4.01(a) hereof.

          "Material Agreement" has the meaning given thereto in Section 4.03(b) hereof.

          "Mergers Act" has the meaning given thereto in Section 7.01(d) hereof.

          "Nasdaq" has the meaning given thereto in Section 1.01(a) hereof.

          "Notes" has the meaning given thereto in Section 6.12(c).

          "Option" has the meaning given thereto in Section 3.01 hereof.

          "Outside Date" has the meaning given thereto in Section 7.01.

          "Pension Plan" has the meaning given thereto in Section 4.12(d) hereof.

          "Period of First Refusal" has the meaning given thereto in Section 6.10(d).

          "Permits" has the meaning given thereto in Section 4.08 hereof.

          "Permitted Liens" has the meaning given thereto in Section 4.19(a) hereof.

          "Per Share Consideration" has the meaning given thereto in the preamble hereof.

          "Person" or "person" shall include individuals, corporations, partnerships, trusts, other entities and groups (which term shall include a "group" as such term is defined in Section 13(d)(3) of the Exchange Act ).

          "Petition" has the meaning given thereto in Section 1.01(e) hereof.

          "Proxy Statement" has the meaning given thereto in Section 1.01 (b) hereof.

          "PS/P" has the meaning given thereto in Section 1.01(g) hereof.

          "Refusal Notice" has the meaning given thereto in Section 6.10(d).

          "Registration Statement" has the meaning given thereto in Section 1.02(b) hereof.

          "Restraints" has the meaning given thereto in Section 7.01(a) hereof.

          "Scheme" has the meaning given thereto in the preamble hereof.

          "Scheme Shareholders" shall mean the registered holders of the Scheme Shares as at the Scheme Record Time (and in relation to any time after the Effective Time, the persons who were the registered holders of the Scheme Shares as at such time, notwithstanding the cancellation of the Scheme Shares).

          "Scheme Shares" has the meaning given thereto in the Scheme.

          "SEC" has the meaning given thereto in Section 1.01(a) hereof.

          "Section 201" has the meaning given thereto in Section 1.01(e) hereof.

          "Securities Act" shall mean the U.S. Securities Act of 1933.

          "State and Foreign Approvals" has the meaning given thereto in Section
     4.04 hereof.

          "Subsidiary" or "Subsidiaries" has the meaning given thereto in
     Section 4.01 hereof.

          "Substitute Option" has the meaning given thereto in Section 3.01 hereof.

          "Superior Proposal" has the meaning given thereto in Section 6.10(c).

          "Takeover Statute" has the meaning given thereto in Section 6.12(a).

          "Taxes" mean any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code Section 59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest penalty, or addition thereto, whether disputed or not.

          "Tax Return" has the meaning given thereto in Section 4.09 hereof.

          "Termination Fee" has the meaning given thereto in Section 8.02(d) hereof.

          "Transactions" has the meaning given thereto in the preamble hereof.

          "U.K. GAAP" has the meaning given thereto in Section 5.05 hereof.

          "U.K. Listing Authority" or 'UKLA" has the meaning given thereto in
     Section 1.02(c) hereof.

          "U.S. GAAP" has the meaning given thereto in Section 4.05 hereof.

          "Warrants" means the warrants to buy Warner Shares listed in Section 4.02(a) of the Warner Disclosure Letter.

          "Warner" has the meaning given thereto in the preamble hereof.

          "Warner ADSs" has the meaning given thereto in the preamble hereof.

          "Warner Board" has the meaning given thereto in Section 1.01(d) hereof.

          "Warner Board Recommendation" has the meaning given thereto in Section 1.01(d) hereof.

          "Warner Deferred Shares" has the meaning given thereto in Section 4.02(a) hereof.

          "Warner Disclosure Letter" has the meaning given thereto in Article IV hereof.

          "Warner EGM" has the meaning given thereto in Section 1.01(b) hereof.

          "Warner EGM Resolution" has the meaning given thereto in Section 1.01(b) hereof.

          "Warner Ex-U.S. Pension Plan" has the meaning given thereto in Section 4.12(e) hereof.

          "Warner Leased Property" has the meaning given thereto in Section 4.19(b) hereof.

          "Warner Leases" has the meaning given thereto in Section 4.19(b) hereof.

          "Warner Material Contracts" has the meaning given thereto in Section
     4.20 hereof.

          "Warner Memorandum and Articles" has the meaning given thereto in
     Section 4.01(a) hereof.

          "Warner Multiemployer Plan" has the meaning given thereto in Section 4.12(d) hereof.

          "Warner Option Plan" has the meaning given thereto in Section 4.02(a) hereof.

          "Warner Owned Property" has the meaning given thereto in Section 4.19(a) hereof.

          "Warner Permits" has the meaning given thereto in Section 4.08 hereof.

          "Warner Plan" has the meaning given thereto in Section 4.12(d) hereof.

          "Warner Real Property" has the meaning given thereto in Section 4.19(b) hereof.

          "Warner Representatives" has the meaning given thereto in Section 6.03(a) hereof.

          "Warner SEC Documents" has the meaning given thereto in Section 4.05 hereof.

          "Warner Shareholders" means holders of Warner Shares.

          "Warner Shares" has the meaning given thereto in the preamble hereof.

          "Warner Stock Options" has the meaning given thereto in Section 4.02 hereof.

          "Welfare Plans" has the meaning given thereto in Section 4.12(d) hereof.

          "Wholly-owned Subsidiary" has the meaning given thereto in Section 4.01(a) hereof.

          "Worker Safety Laws" has the meaning given thereto in Section 4.15 hereof.

     IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its respective officer thereunto duly authorized, all as of the day and year first above written.

                                          GALEN HOLDINGS, PLC

                                          By: /s/ JOHN KING
                                            ------------------------------------
                                            Name: Dr. John King
                                            Title: CEO

                                          WARNER PUBLIC LIMITED COMPANY

                                          By: /s/ ROGER M. BOISSONNEAULT
                                            ------------------------------------
                                            Name: Roger M. Boissonneault
                                            Title: COO

                                                                         ANNEX B

                                 THE HIGH COURT


                                                                2000 NO. 119 COS


            IN THE MATTER OF WARNER CHILCOTT PUBLIC LIMITED COMPANY

                                      AND


               IN THE MATTER OF THE COMPANIES ACTS, 1963 TO 1999


                            ------------------------

                             SCHEME OF ARRANGEMENT
                 (UNDER SECTION 201 OF THE COMPANIES ACT, 1963)

                                    BETWEEN

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

                                      AND

                     THE HOLDERS OF WARNER ORDINARY SHARES

                     (OTHER THAN GALEN-HELD WARNER SHARES)

                           AND WARNER DEFERRED SHARES
                         (EACH AS HEREINAFTER DEFINED)

                                  PRELIMINARY

     In this Scheme, unless inconsistent with the subject or context, the following expressions bear the following meanings:

"business day"                   a day (other than a Saturday or Sunday) on
                                 which banks are open for business in Dublin, London and New York;

"Court"                          the High Court of Ireland;


"Court Meeting"                  the meeting of holders of Warner Ordinary
                                 Shares (other than holders of Galen-held Warner
                                 Shares) convened by direction of the Court pursuant to section 201 of the Companies Act, 1963, including any adjournment thereof;


"Effective Date"                 the date on which the Scheme becomes effective
                                 in accordance with its terms;

"Effective Time"                 the time on the Effective Date at which the
                                 Scheme becomes effective in accordance with its terms;

"Galen" Galen Holdings Public Limited Company, a public limited company incorporated in Northern Ireland on 23 August 1991 under the Companies (Northern Ireland) Order 1986 (as amended), with registered number 25836;

"Galen Shares"                   ordinary shares of 10p each in the capital of
                                 Galen;

"Galen-held Warner Shares"       Warner Ordinary Shares held by or on behalf of
                                 Galen or any subsidiary undertaking of Galen;

"Hearing Date"                   the date on which the Order is made;

"holder" a registered holder and includes any person(s) entitled by transmission;

"Ireland"                        the Republic of Ireland;

"New Galen Shares"               the meaning given to that expression in Clause
                                 2(A);

"New Warner Shares"              the meaning given to that expression in Clause
                                 1(B)(i);

"Order" the order of the Court sanctioning the Scheme under section 201 of the Companies Act, 1963;

"Per Share Consideration"        the meaning given to that expression in Clause
                                 2(A);

"Relevant Holders"               holders of Scheme Shares whose names appear in
                                 the register of members of Warner at the Scheme
                                 Record Time;

"Scheme" this scheme in its present form or with or subject to any modification, addition or condition approved or imposed by the Court;

"Scheme Deferred Share"          Warner Deferred Shares which constitute Scheme
                                 Shares;

"Scheme Ordinary Shares"         Warner Ordinary Shares which constitute Scheme
                                 Shares;

"Scheme Record Time"             5.00 p.m. on the business day immediately
                                 preceding the Effective Date;


"Scheme Shares"                  (i) the Warner Ordinary Shares (excluding any
                                     Galen-held Warner Shares) and the Warner
                                     Deferred Shares in issue at the date of
                                     this document; and

                                 (ii) any Warner Ordinary Shares (excluding any
                                      Galen-held Warner Shares) issued after the date of this document and prior to the commencement of the Court Meeting or issued after the commencement of the Court Meeting and prior to 5.00 p.m. on the day before the Hearing Date;


"subsidiary undertaking"         a subsidiary undertaking as that term is
                                 defined in Regulation 4 of the European
                                 Communities (Companies: Group Accounts)
                                 Regulations, 1992;

"United Kingdom"                 the United Kingdom of Great Britain and
                                 Northern Ireland;

"United States"                  the United States of America;

"Warner" Warner Chilcott Public Limited Company, a public limited company incorporated in the Republic of Ireland on 7 July 1992 under the Companies Acts, 1963 to 1990, with registered number 191050;

"Warner Deferred Shares"         deferred shares of IR(pound sterling)1 each in
                                 the capital of Warner;

"Warner Ordinary Shares"         ordinary shares of $0.05 each in the capital of
                                 Warner;

"$"                              United States dollars;

"(pound sterling)" and "p"       pounds and pence sterling;


"IR(pound sterling)"             Irish pounds.



     (D) The authorized share capital of Warner is U.S.$2,500,000 and IR(pound sterling)30,000 divided into 50,000,000 Warner Ordinary Shares and 30,000 Warner
Deferred Shares of which as at close of business on      2000 (the last
practicable date before publication of this document)      Warner Ordinary
Shares and 30,000 Warner Deferred Shares were in issue and were fully paid or credited as fully paid and the remainder of the Warner Ordinary Shares were unissued.



     (C) The authorized share capital of Galen is (pound sterling)17,000,000 divided into 170,000,000 Galen Shares of which as at close of business on
2000 (the last practicable date before publication of this document)      Galen
Shares were in issue and were fully paid or credited as fully paid and the remainder of the Galen Shares were unissued. Prior to the Effective Date an extraordinary general meeting of Galen will be held at which will be proposed a resolution to increase the authorized share capital of Galen to L25,000,000 divided into 250,000,000 Galen Shares.


     (D) Galen holds one Warner Ordinary Share and no Warner Deferred Shares.

     (E) The holders of the 30,000 issued Warner Deferred Shares have agreed to be bound by the Scheme.

     (F) James Andress, Roger M. Boissonneault and Paul Herendeen (the "Excluded Officers"), being officers of Warner, have beneficial interests in 132,500, 124,500 and 122,500 Warner Ordinary Shares respectively; and each of the Excluded Officers has agreed to procure that the voting rights attaching to the Warner Ordinary Shares in which he has an interest will not be exercised at the Court Meeting and that such shares shall not be represented at that meeting and has further agreed in respect of those shares that, subject to the Scheme becoming effective as described in Clause 5(A), he will be bound by the Scheme and he will execute and do or procure to be executed and done all such documents, acts and things as may be necessary to be executed or done by him for the purpose of giving effect to the Scheme.

     (G) Galen has agreed to appear by Counsel on the hearing of the petition to sanction the Scheme and to undertake to the Court that, subject to the Scheme having become effective, it will be bound thereby and will execute and do or procure to be executed and done all such documents, acts and things as may be necessary or desirable to be executed or done by it for the purpose of giving effect to the Scheme.

THE SCHEME

     1. Cancellation of Scheme Shares


          (A) At the Effective Time, the share capital of Warner shall be reduced by the cancellation and extinguishment of the Scheme Shares.


          (B) Forthwith and contingently upon the reduction of capital referred to in Clause 1(A) taking effect:

             (i) the share capital of Warner shall be increased to its former amount by the creation of such number of new Warner Ordinary Shares and new Warner Deferred Shares (collectively "New Warner Shares") as shall equal the number of Scheme Ordinary Shares and Scheme Deferred Shares respectively, such New Warner Shares to confer the same respective rights and be subject to the same respective restrictions as the Scheme Shares of the same class; and


             (ii) Warner shall apply the reserves arising as a result of the cancellation of the Scheme Ordinary Shares and the Scheme Deferred Shares in paying up in full at par the new Warner Ordinary Shares and the new Warner Deferred Shares respectively which are referred to in Clause 1(B)(i) above and which shall be allotted and issued credited as fully paid to Galen and/or its nominee(s).



     2. Consideration for the cancellation of Scheme Shares



          (A) In consideration for the cancellation of the Scheme Shares and the issue to Galen of the New Warner Shares, Galen shall allot and issue new Galen Shares credited as fully paid ("New Galen Shares") to and amongst the Relevant Holders of Scheme Shares on the following basis:


             (i) for each Scheme Ordinary Share, 2.5 New Galen Shares (the "Per Share Consideration");

     provided that no fractional New Galen Shares shall be issued to any such Relevant Holder of Scheme Ordinary Shares and if but for this provision any such Relevant Holder would be entitled to a fractional New Galen Share such fractional entitlement shall be rounded down to a whole share which shall be allotted and issued to such Relevant Holder; and


             (ii) for all the Scheme Deferred Shares, one New Galen Share which shall be allotted and issued to the holders of the Scheme Deferred Shares jointly.



          (B) If, between 4 May 2000 and the Effective Time, Galen Shares shall be changed into a different number of shares or a different class of shares by reason of any reclassification, consolidation, subdivision or cancellation or if a capitalization issue of shares to the holders of Galen Shares shall be declared with a record date within such period (in any such case a "Galen Share Adjustment"), then the Per Share Consideration shall be adjusted appropriately so as to maintain the respective proportional interests of holders of Scheme Ordinary Shares in the outstanding Galen Shares in effect immediately prior to the Galen Share Adjustment.



          (C) If, between 4 May 2000 and the Effective Time, the Warner Ordinary Shares shall be changed into a different number of shares or a different class of shares by reason of any reclassification, consolidation, subdivision or cancellation (other than the cancellation contemplated by Clause 1) or if a capitalization issue of shares to the holders of Warner Ordinary Shares (other than the issue of New Warner Shares contemplated by Clause 1(B)(ii)) shall be declared with a record date within such period (in any such case a "Warner Share Adjustment"), then the Per Share Consideration shall be adjusted appropriately so as to maintain the respective proportional interests of holders of Scheme Ordinary Shares in the outstanding Galen Shares in effect immediately prior to the Warner Share Adjustment.

     3. Allotment and issue of New Galen Shares

          (A) The New Galen Shares shall rank pari passu with all other Galen Shares in issue on the Effective Date and shall rank for all dividends or distributions made, paid or declared thereon by reference to a record date following the Effective Date.


          (B) Immediately after the Scheme becomes effective, Galen shall make all such allotments of and shall issue such New Galen Shares as are required to be issued by it to give effect to the Scheme to the persons respectively entitled thereto. The New Galen Shares to which the Relevant Holders are entitled shall be issued in certificated form and, provided that such shares are still held in certificated form immediately prior to the dispatch of such certificates, share certificates for those shares shall be dispatched within 14 days of the Effective Date.


          (C) All deliveries of notices and documents of title required to be made by the Scheme shall be effected by posting the same in pre-paid envelopes addressed to the persons respectively entitled thereto at their respective addresses as appearing in the relevant register of members (or, in the case of joint holders, to the address of that one of the joint holders whose name stands first in the said register of members in respect of the joint holding) immediately prior to the date of their dispatch or to such other addresses (if any) as such persons may respectively direct in writing.

          (D) Neither Warner nor Galen shall be responsible for any loss or delay in the transmission of the documents of title posted in accordance with Clause 3(C) which shall be posted at the risk of the addressee.


          (E) Prior to the issue of share certificates representing New Galen Shares to Relevant Holders pursuant to Clause 3(B), such Relevant Holders wishing to register transfers of the New Galen Shares issued to them pursuant to the Scheme will be required to produce their existing certificates representing Scheme Shares to Galen's registrar. After the issue of such certificates representing New Galen Shares, every Relevant Holder who has not already produced his or her existing certificates to Galen's registrar shall be bound on the request of Warner to deliver up to Warner, or to any person appointed by Warner to receive the same, the existing certificate(s) for his or her Scheme Shares, which will have ceased to be of value, for cancellation.



          (F) All New Galen Shares issued upon cancellation of the Scheme Shares in accordance with Clause 2 shall be deemed to have been issued in full satisfaction of all rights pertaining to such Scheme Shares.


          (G) Neither Galen nor Warner shall be liable to any Relevant Holder for any New Galen Shares or cash delivered to a public official in compliance with any law permitting attachment of money or property or similar law.

     4. Payment mandates


          Each mandate in force at the Effective Time relating to the payment of dividends on any Scheme Shares and other instructions given to Warner by holders of Warner Ordinary Shares shall, unless and until revoked, be deemed as from the Effective Time to be an effective mandate or instruction to Galen in relation to the corresponding number of New Galen Shares to be allotted and issued pursuant to the Scheme.


     5. Operation of the Scheme

          (A) The Scheme shall become effective as soon as an office copy of the Order shall have been duly delivered by Warner to the Registrar of Companies in Ireland for registration and an office copy of the order of the Court under section 74 of the Companies Act, 1963 confirming the reduction of capital provided for by the Scheme and a copy of the minute required by section 75 of that Act shall have been duly delivered by Warner to the Registrar of Companies for registration and registered by him.

          (B) Unless the Scheme shall become effective on or before 29 December 2000 or such later date, if any, as Warner and Galen may agree and the Court may allow, the Scheme shall never become effective.

          (C) Warner and Galen may but neither shall be required to consent jointly on behalf of all persons concerned to any modification of or addition to the Scheme or to any condition which the Court may approve or impose.

     6. Costs

          Warner is authorized and permitted to pay all of its costs and expenses relating to the negotiation, preparation and implementation of the Scheme.

          , 2000.

                                    ANNEX C

                     OPINION OF CREDIT SUISSE FIRST BOSTON

                                                                     May 3, 2000

Board of Directors
Warner Chilcott Public Limited Company
Lincoln House, Lincoln Place
Dublin 2, Ireland

Gentlemen:


     You have asked us to advise you with respect to the fairness to the holders of the outstanding ordinary shares of U.S.$0.05 each in the share capital (the "Company Ordinary Shares") of Warner Chilcott Public Limited Company, a Republic of Ireland public limited company (the "Company"), including those Company Ordinary Shares represented by American Depositary Shares of the Company ("Company ADSs"), from a financial point of view, of the consideration to be received by such holders pursuant to the scheme of arrangement (the "Scheme") under Section 201 of the Companies Act, 1963, of Ireland, contemplated by the terms of the Transaction Agreement (draft provided to us by the Company on May 2, 2000, the "Transaction Agreement"), to be entered into between the Company and Galen Holdings, PLC, a Northern Ireland public limited company (the "Acquiror").



     Upon the terms and subject to the conditions set forth in the Transaction Agreement and subject to the terms and conditions thereof, pursuant to the Scheme each Company Ordinary Share, including Company Ordinary Shares represented by Company ADSs, in issue at the date fixed by the Scheme for such purpose, excluding any Company Ordinary Shares held by or on behalf of the Acquiror, will be canceled in consideration for new ordinary shares of 10p in the capital of the Acquiror (the "Acquiror Ordinary Shares"), and the Company will become a wholly owned subsidiary of the Acquiror. Under the terms of the Scheme, holders of Company Ordinary Shares will receive 2.50 Acquiror Ordinary Shares for each Company Ordinary Share, and holders of Company ADSs will receive
2.50 American Depositary Shares (the "Acquiror ADSs") representing 2.50 Acquiror Ordinary Shares for each Company ADS, subject to adjustment as provided by the Scheme (such 2.50-for-one exchange ratios offered in the foregoing clause are referred to herein collectively, as the "Exchange Ratio"). We understand that the Scheme is subject to approval by the holders of Company Ordinary Shares at a meeting to be held pursuant to an order of the High Court of Ireland (the "Court"). We also understand that the Scheme is also subject to being sanctioned by the Court and other conditions set forth in more detail in the Transaction Agreement.


     In arriving at our opinion, we have reviewed certain publicly available business and financial information relating to the Company and the Acquiror, as well as the Transaction Agreement and we have assumed that the definitive, executed agreement will not vary in any material respect from the Transaction Agreement. We have also reviewed certain other information, including financial forecasts, provided to us by the Company and the Acquiror, and have met with the Company's and the Acquiror's management to discuss the business and prospects of the Company and the Acquiror.

     We have also considered certain financial and stock market data of the Company and the Acquiror, and we have compared those data with similar data for other publicly held companies in businesses similar to the Company and the Acquiror, and we have considered the financial terms of certain other business combinations and other transactions which have recently been effected. We also considered such other information, financial studies, analyses and investigations and financial, economic and market criteria which we deemed relevant.

     In connection with our review, we have not assumed any responsibility for independent verification of any of the foregoing information and have relied on its being complete and accurate in all material respects. With respect to the financial forecasts, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the Company's and the Acquiror's management as to the future financial performance of the Company and the Acquiror. You also have informed us, and we have assumed, that the Scheme will be treated as a tax-free reorganization for federal income tax purposes. In addition, we have not been requested to make, and have not made, an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Company or the Acquiror, nor have we been furnished with any such evaluations or appraisals. Our opinion is necessarily based upon financial, economic, market and other conditions as they exist and can be evaluated on the date hereof. We are not expressing any opinion as to the actual value of the Acquiror Ordinary Shares or the Acquiror ADSs when issued to the holders of Company Ordinary Shares and Company ADSs, as the case may be, pursuant to the Scheme or the prices at which such Acquiror Ordinary Shares or Acquiror ADSs will trade subsequent to the issuance thereof pursuant to the Scheme. We were not requested to, and did not, solicit third party indications of interest in acquiring all or any part of the Company.

     We have acted as financial advisor to the Board of Directors in connection with the Scheme and will receive a fee for our services, a significant portion of which is contingent upon the consummation of the Scheme. In the past, we have performed certain investment banking services for the Company and have received customary fees for such services. In the ordinary course of our business, we and our affiliates may actively trade the debt and equity securities of both the Company and the Acquiror for our and such affiliates' own accounts and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

     It is understood that this letter is for the information of the Board of Directors in connection with its consideration of the transactions contemplated by the Transaction Agreement, including the Scheme, and does not constitute a recommendation to any holder of Company Ordinary Shares or Company ADSs as to whether or not such holder should vote to approve the Scheme or otherwise.

     Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Exchange Ratio to be offered to the holders of Company Ordinary Shares and Company ADSs (other than the Acquiror and its affiliates), pursuant to the Scheme is fair to such holders from a financial point of view.

                                      Sincerely,

                                      CREDIT SUISSE FIRST BOSTON CORPORATION

                                                                         ANNEX D

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. IF YOU ARE IN ANY DOUBT ABOUT THE ACTION YOU SHOULD TAKE, YOU SHOULD IMMEDIATELY CONSULT YOUR OWN STOCKBROKER, SOLICITOR, ACCOUNTANT OR OTHER INDEPENDENT PROFESSIONAL ADVISER AUTHORISED UNDER THE FINANCIAL SERVICES ACT 1986.

IF YOU HAVE SOLD OR OTHERWISE TRANSFERRED ALL YOUR ORDINARY SHARES IN GALEN, YOU SHOULD SEND THIS DOCUMENT AND THE ACCOMPANYING FORM OF PROXY AT ONCE TO THE PURCHASER OR TRANSFEREE, OR TO THE STOCKBROKER, BANK OR OTHER AGENT THROUGH WHOM THE SALE OR TRANSFER WAS EFFECTED FOR TRANSMISSION TO THE PURCHASER OR TRANSFEREE. HOWEVER, SUCH DOCUMENTS SHOULD NOT BE FORWARDED OR TRANSMITTED, UNLESS REQUIRED BY A REGULATORY AUTHORITY, IN OR INTO THE US, CANADA, JAPAN OR AUSTRALIA.

Shareholders should read the whole of this document and not rely on the summary information contained in the Letter from the Chairman of Galen set out in part one of this document.

Application has been made to the UK Listing Authority for the New Ordinary Shares to be admitted to the Official List of the UK Listing Authority and will be made to NASDAQ for the American Depositary Shares (ADSs) in respect of all of the Company's issued Ordinary Shares (including the New Ordinary Shares) to be admitted to the NASDAQ National Market. Application has also been made to the London Stock Exchange for admission of the New Ordinary Shares to trading on the London Stock Exchange's market for listed securities. It is expected that admission of the New Ordinary Shares to the Official List and in ADS form to the NASDAQ National Market will become effective in September 2000. The New Ordinary Shares will be issued pursuant to an exemption from the registration requirements of the US Securities Act 1933 pursuant to section 3(a)10 of that Act. The New Ordinary Shares will, when issued, rank pari passu in all respects with the existing Ordinary Shares. Dealings in the New Ordinary Shares are expected to commence on the London Stock Exchange and as ADSs on the NASDAQ National Market in September 2000.

--------------------------------------------------------------------------------
                                  [GALEN LOGO]

                               GALEN HOLDINGS PLC

 (incorporated and registered in Northern Ireland under the Companies (Northern
             Ireland) Order 1986 with registered number N.I. 25836)

                  PROPOSED ACQUISITION OF WARNER CHILCOTT, PLC
                                       AND
                     NOTICE OF EXTRAORDINARY GENERAL MEETING
--------------------------------------------------------------------------------

The following table shows the authorised and issued share capital of the Company as it is at the date of this document and as it will be on completion of the Transaction.

                 Existing authorised                                                      Existing issued and fully paid
            Number            Amount                                                        Number                Amount
       170,000,000       L17,000,000               ordinary shares of 10p each         127,266,654           L12,726,665

                 Proposed authorised                                                      Proposed issued and fully paid
            Number            Amount                                                        Number                Amount
       250,000,000       L25,000,000               ordinary shares of 10p each         168,811,879           L16,881,188

--------------------------------------------------------------------------------

A copy of this document, which comprises listing particulars relating to the Company, prepared in accordance with the listing rules made under Part IV of the Financial Services Act 1986, has been delivered to the Registrar of Companies for Northern Ireland for registration as required by section 149 of that Act.

This document may not be supplied to the public in any jurisdiction in which any registration, qualification or other requirements exist or would exist in respect of any public offering of shares. Other than pursuant to the terms of the Transaction, no Ordinary Shares have been marketed to, nor are available for purchase by, the public in the UK or elsewhere in connection with the Transaction.

Merrill Lynch is regulated in the UK by The Securities and Futures Authority Limited, and is acting for Galen Holdings PLC and no one else in connection with the Transaction and the issue of New Ordinary Shares. It will not regard any other person (whether or not a recipient of this document) as its customer in relation to the Transaction and will not be responsible to anyone other than Galen Holdings PLC for providing the protections afforded to customers of Merrill Lynch nor for providing advice in relation to the Transaction.

Notice of an Extraordinary General Meeting of the Company to be held at Malone House, Barnetts Demesne, Belfast at 10.00 a.m. on 11 August 2000 is set out at the end of this document. A form of proxy for use at the Extraordinary General Meeting is enclosed. To be valid, forms of proxy, completed in accordance with the instructions printed thereon, must be received by the Company's Registrars, Computershare Services PLC, PO Box 82, Caxton House, Redcliffe Way, Bristol BS99 3FA as soon as possible, but, in any event, so as to arrive not later than 10.00 a.m. on 9 August 2000.

CONTENTS
--------------------------------------------------------------------------------

                                                                                                                   PAGE
-----------------------------------------------------------------------------------------------------------------------
EXPECTED TIMETABLE                                                                                                  D-3
-----------------------------------------------------------------------------------------------------------------------
PART ONE
Letter from the Chairman of Galen                                                                                   D-4
  Introduction                                                                                                      D-4
  Reasons for the Transaction                                                                                       D-4
  The Transaction Agreement and Scheme of Arrangement                                                               D-5
  Current Trading and Prospects                                                                                     D-6
  Board Changes and New Appointments                                                                                D-6
  US Share Scheme and Award of Options                                                                              D-7
  Information on Warner Chilcott                                                                                    D-7
      - Overview                                                                                                    D-7
      - Key Products and Markets                                                                                    D-8
      - Research and Development                                                                                   D-11
      - Sales and Marketing                                                                                        D-11
      - Manufacturing and Distribution                                                                             D-11
      - Summary Financial Information                                                                              D-12
      - Management and Employees                                                                                   D-12
  Information on Galen                                                                                             D-12
      - Overview                                                                                                   D-12
      - Key Products and Markets                                                                                   D-12
      - Research and Development                                                                                   D-13
      - Sales and Marketing                                                                                        D-14
      - Manufacturing and Distribution                                                                             D-14
      - Summary Financial Information                                                                              D-15
      - Management and Employees                                                                                   D-16
  Corporate Governance                                                                                             D-16
  EGM and Action to be Taken                                                                                       D-16
  Further Information                                                                                              D-17
  Recommendation                                                                                                   D-17
-----------------------------------------------------------------------------------------------------------------------
PART TWO
Financial Information on Warner Chilcott                                                                           D-18
-----------------------------------------------------------------------------------------------------------------------
PART THREE
Financial Information on Warner Chilcott for the three months ended 31 March 2000                                  D-38
-----------------------------------------------------------------------------------------------------------------------
PART FOUR
Financial Information on Galen                                                                                     D-44
-----------------------------------------------------------------------------------------------------------------------
PART FIVE
Consolidated Interim Financial Statements for Galen for the six months ended 31 March 2000                         D-68
-----------------------------------------------------------------------------------------------------------------------
PART SIX
Pro Forma Financial Information of the Enlarged Group                                                              D-75
-----------------------------------------------------------------------------------------------------------------------
PART SEVEN
Summary of the Terms of the Transaction Agreement                                                                  D-80
-----------------------------------------------------------------------------------------------------------------------
PART EIGHT
Additional Information                                                                                             D-85
-----------------------------------------------------------------------------------------------------------------------
PART NINE
Definitions and Glossary                                                                                          D-114
-----------------------------------------------------------------------------------------------------------------------
Notice of Extraordinary General Meeting                                                                           D-120
-----------------------------------------------------------------------------------------------------------------------

EXPECTED TIMETABLE
--------------------------------------------------------------------------------

                                                                                                                                2000
------------------------------------------------------------------------------------------------------------------------------------
Latest time and date for receipt of proxy forms                                                               10.00 a.m. on 9 August
Extraordinary General Meeting                                                                                10.00 a.m. on 11 August
Effective Date for the Scheme                                                                                         late September
New Ordinary Shares admitted to the Official List and trading commences on the
  London Stock Exchange                                                                                               late September
Trading in New Ordinary Shares in ADS form commences on NASDAQ                                                        late September
------------------------------------------------------------------------------------------------------------------------------------
Where a time of day is specified, it refers to London time unless stated otherwise.

PART ONE

Letter from the Chairman of Galen
--------------------------------------------------------------------------------

                               GALEN HOLDINGS PLC

 (incorporated and registered in Northern Ireland under the Companies (Northern
             Ireland) Order 1986 with registered number N.I. 25836)

Directors                                                                                                Registered and Head Office:
Dr. Allen James McClay, OBE                                                                                 Seagoe Industrial Estate
Dr. John Alexander King                                                                                                    Craigavon
Robert Geoffrey Elliott                                                                                             Northern Ireland
Alan David Armstrong                                                                                                        BT63 5UA
Dr. Harold Alexander Ennis, OBE
David Gibbons, MBE
Dr. Michael Carter

                                                                    29 June 2000

To Galen Shareholders and, for information only, to participants under the Share Option Schemes.

Dear Shareholder,

                  PROPOSED ACQUISITION OF WARNER CHILCOTT, PLC

INTRODUCTION

Your board announced on 4 May 2000 that Galen had entered into a conditional agreement to acquire the entire issued share capital of Warner Chilcott, to be effected by way of a scheme of arrangement of Warner Chilcott under section 201 of the Irish Companies Act. Under the Transaction Agreement, Galen has agreed to issue 2.5 New Galen Shares for each Warner Chilcott share pursuant to the terms of the Scheme. The Transaction values the current issued share capital of Warner Chilcott at L201.7 million based on the Galen share price of 650.0p as at 27 June 2000, the latest practicable date prior to the date of this document. Following completion of the Transaction, Warner Chilcott will become a wholly-owned subsidiary of Galen.

Given the size of Warner Chilcott relative to Galen, under the UK Listing Authority's Listing Rules, the Transaction is subject to the approval of Galen Shareholders in general meeting. The purpose of this document is to provide you with details of the Transaction and to explain why your board considers that it is in the best interests of Galen and its shareholders as a whole and recommend that you vote in favour of the resolutions to be proposed at the Extraordinary General Meeting to give effect to the Transaction.

REASONS FOR THE TRANSACTION

The Transaction is expected to create an international specialty pharmaceutical products and services company with a variety of revenue platforms in attractive high growth sectors. In particular, the Transaction represents an opportunity to create a new force in the women's healthcare market with both Galen and Warner Chilcott contributing development pipeline and product portfolios which have significant potential in this market and with sales and marketing organisations which are geographically complementary.

The change in scale resulting from the Transaction is expected to provide the enlarged entity with, inter alia, complementary business strengths, greater geographic breadth, enhanced opportunities for growth and retention of earnings and an increased investor profile.

Since flotation in 1997, Galen has developed its pharmaceutical services business in the US with the establishment of a Clinical Trials Services operation based in Pennsylvania and the acquisitions of J Dana Associates and ICTI. The acquisition of Warner Chilcott will allow Galen's ethical pharmaceutical products business to develop internationally and will provide Galen with a US branded products business.

As the commercialisation of Galen's intravaginal ring (IVR) product for HRT approaches, the Directors believe that it will be beneficial for Galen to have access to a women's healthcare salesforce in the US, the world's largest pharmaceutical market. Access to such a salesforce will allow Galen to market its IVR products in the US itself and thereby provide Galen with the

                                                                       =========
                                                                         GALEN
Letters from the Chairman of Galen continued                           =========
--------------------------------------------------------------------------------

opportunity to retain a greater economic stake in the success of Galen's IVR products by capturing the US distribution margin. There will also be the opportunity within the Enlarged Group to accelerate investment in research and development which should benefit those IVR products in early stages of clinical development.

The Enlarged Group's enhanced marketing strength in women's healthcare will also be complemented by a presence in the therapeutic areas of analgesia, gastroenterology, infection control, urology and cardiology. The improved geographic breadth of the Enlarged Group is expected to increase the commercial opportunities open to the Enlarged Group both from its existing product portfolio and from acquisition and in-licensing opportunities.

The Enlarged Group will have a high calibre and experienced management team. Roger Boissonneault, President and Chief Operating Officer, and Paul Herendeen, Chief Financial Officer of Warner Chilcott, will, upon the Transaction completing, join the Galen Board. Details of their proposed terms of appointment are set out in paragraph 7 of part eight of this document. The executive directors of the Enlarged Group will have more than 75 years of experience in the pharmaceutical industry.

Your Board also believes that, by increasing the size of the Group, the Transaction should increase the Enlarged Group's ability to attract investors and thus improve liquidity in its shares. Galen has listings in London and Dublin and is seeking a listing on NASDAQ. The Transaction will offer investors an opportunity to invest in a larger company with a growing international presence and a broader geographic reach.

THE TRANSACTION AGREEMENT AND SCHEME OF ARRANGEMENT

On 4 May 2000, the Transaction valued the whole of the issued share capital of Warner Chilcott at approximately L189.6 million (or L259.9 million on a fully diluted basis) (based on the closing mid-market price of the Company's Ordinary Shares of 612.5p as at 3 May 2000). As at 27 June 2000, being the latest practicable date prior to the publication of this document, and based on the closing mid-market price of the Company's Ordinary Shares of 650.0p, the Transaction values the whole of the issued share capital of Warner Chilcott at L201.7 million (or L275.7 million on a fully diluted basis which includes 875,000 New Ordinary Shares over which options are to be granted under the Option Agreement and the US Share Scheme on Completion).

Under the Transaction Agreement, shareholders of Warner Chilcott will be entitled to receive 2.5 New Ordinary Shares for each ordinary share in Warner Chilcott held at Completion. The Transaction is to be effected by way of a Scheme of Arrangement under section 201 of the Irish Companies Act, to be approved by Warner Chilcott shareholders. The Scheme will provide for the cancellation of all Warner Chilcott shares in issue at the record date for the Scheme, in consideration for the issue of New Ordinary Shares to Warner Chilcott shareholders. Upon the Scheme becoming effective, Galen will be required to issue 31.0 million New Ordinary Shares (representing approximately 24 per cent. of the existing issued share capital of Galen). Upon the implementation of the Scheme, Warner Chilcott will become a wholly-owned subsidiary of Galen. Based on the current issued share capital of Warner Chilcott, Galen shareholders will hold approximately 80 per cent. and Warner Chilcott shareholders approximately 20 per cent. of the enlarged issued share capital of Galen. On a fully diluted basis, Galen shareholders will hold approximately 75 per cent. and Warner Chilcott shareholders approximately 25 per cent. of the enlarged issued share capital of Galen.

No fractions of New Ordinary Shares will be issued to Warner Chilcott shareholders. Any fractional entitlements shall be rounded down to the nearest whole number of New Ordinary Shares. The New Ordinary Shares will rank pari passu with existing Ordinary Shares.

It is proposed that outstanding options over Warner Chilcott shares will be adjusted upon the Scheme becoming effective so that they become options over Ordinary Shares in the Company on the same basis as under the Scheme.

                                                                       =========
                                                                         GALEN
Letters from the Chairman of Galen continued                           =========
--------------------------------------------------------------------------------



In addition, amendments will be proposed to Warner Chilcott's Articles of Association so that any Warner Chilcott shares issued after the time at which the Scheme becomes effective, will automatically be transferred to Galen in exchange for New Ordinary Shares on the same basis as under the Scheme.

It is expected that, as outstanding options and warrants over Warner Chilcott shares will become vested on the Scheme becoming effective, up to an additional
10.5 million New Ordinary Shares may be required to be issued pursuant to the exercise of options and warrants. This does not include 875,000 New Ordinary Shares over which options are to be granted upon the Scheme becoming effective under the Option Agreement and the US Share Scheme.

The Transaction Agreement sets out certain conditions to the implementation of the Scheme, including:

- the approval of Warner Chilcott shareholders and Galen shareholders;

- the sanctioning of the Scheme by the High Court of the Republic of Ireland;

- admission of the New Ordinary Shares to trading on the London Stock Exchange and to listing on the Official List; and

- the New Ordinary Shares being admitted to the NASDAQ National Market in ADS form.

Implementation of the Scheme is also subject to the rights of Warner Chilcott or Galen to terminate the Transaction Agreement in certain circumstances. Further details of the Transaction Agreement are set out in part seven of this document.

CURRENT TRADING AND PROSPECTS

During the six month period to 31 March 2000, the Group continued to progress strongly, as reflected in Galen's performance in both the US and Europe. Revenues from Galen's US operations have grown since flotation and now account for approximately 20 per cent. of total Group turnover. In addition, the development programmes for Galen's IVR products in HRT continue to gain momentum as registration of the lead product (delivering estradiol only) in the UK progresses.

Group turnover increased by 37 per cent. to L42.4 million and operating profit before goodwill amortisation by 28 per cent. to L12.0 million. Pre-tax profits were L11.2 million, which represents a 19 per cent. increase on the same period last year. As a result, the Board announced an increase in the interim dividend to 0.69p per share on 25 May 2000, an increase on the previous year's interim dividend of 0.55p per share.

Since 31 March 2000, the Group has continued trading in line with management expectations and there has been no significant change to the financial or trading position of the Company.

The launch of Galen's first (estradiol-only) IVR will represent a new therapeutic category for the UK business, which will be of major importance to the Group. In anticipation of the completion of the UK registration process and launch of the estradiol-only IVR early next financial year, Galen is now finalising the details of the marketing and launch programme, in order to maximise the impact of this important product range.

The Company continues to have discussions with other organisations concerning the international commercialisation of Galen's IVR products. The Board believes these products can contribute strongly to the corporate development of the ethical pharmaceutical products business, especially in light of the proposed Transaction. The Board believes Warner Chilcott has the potential to be an excellent vehicle for the Group to commercialise the products in the US market and thus enhance margin retention for the Enlarged Group. Accordingly the Directors are confident of the outlook for the Enlarged Group for the forthcoming year and are committed to realising the potential benefits that the Transaction will bring to the Enlarged Group.

BOARD CHANGES AND NEW APPOINTMENTS

Following the acquisition of Warner Chilcott, Galen will benefit from a strong and experienced management team with the appointment of Roger Boissonneault, Warner Chilcott's President and Chief Operating Officer, as Chief Executive Officer of Galen and Paul Herendeen, Warner Chilcott's Chief Financial Officer, as Galen's Director of Business Development and Executive Vice President. Messrs. Boissonneault and Herendeen have entered into new employment agreements which will become unconditional upon the Transaction completing. Further details of these new employment agreements are set out in paragraph 7 of part eight of this document.

                                                                       =========
                                                                         GALEN
Letters from the Chairman of Galen continued                           =========
--------------------------------------------------------------------------------

A number of changes will also be made to the existing Galen Board. Allen McClay, Galen's current Chairman, will relinquish his executive responsibility and will become Non-Executive President. Dr. John King, Galen's current Chief Executive Officer, will become Executive Chairman and Dr. Harold Ennis will be appointed Non-Executive Vice-Chairman. Geoffrey Elliott will continue as Finance Director and Alan Armstrong will become Executive Director and Chief Executive, Ethical Pharmaceutical Services.

US SHARE SCHEME AND AWARD OF OPTIONS

In order to provide appropriate incentives for the Enlarged Group's US employees following Completion, the Company proposes to establish a new share option scheme for eligible US employees. Further details of this scheme are set out in paragraph 6 of part eight of this document.

Also, as part of the arrangements in respect of James Andress, who will be retiring from the Warner Chilcott board, Galen will be honouring Mr. Andress's existing right to receive a lump sum equal to 12 month's salary upon the Transaction completing. Galen has further undertaken to propose the grant to Mr. Andress of new options under the Option Agreement partly in compensation for the release by him of existing options over Warner Chilcott shares. Accordingly, the Board will also be proposing a resolution set out in the Notice of EGM in this respect.

INFORMATION ON WARNER CHILCOTT
OVERVIEW

Warner Chilcott develops and markets branded prescription pharmaceutical products in the United States. Warner Chilcott's primary area of focus is the large and growing women's health therapeutic category and in addition it has a presence in the cardiology and dermatology therapeutic categories. Through Warner Chilcott's US sales force of approximately 260 representatives, Warner Chilcott markets branded pharmaceutical products directly to physician specialists across the country, including obstetrician/gynaecologists, urologists, cardiologists, dermatologists and high-prescribing primary care physicians. Warner Chilcott has an experienced management team with significant pharmaceutical industry expertise, specifically in the marketing of prescription pharmaceutical brands.

On 26 January 2000, Warner Chilcott entered into an agreement with BMS to acquire the rights to three branded pharmaceutical products for an aggregate consideration of US$175.1 million funded by the issue of $200 million of 12 5/8% senior notes due 2008. Further information on these senior notes is set out in paragraph 9 of part eight of this document. The products acquired were Estrace(R) vaginal cream and two oral contraceptives, Ovcon(R) 35 and Ovcon(R) 50.

For the year ended 31 December 1999, Warner Chilcott had total turnover and EBITDA of L45.4 million and negative L1.9 million, respectively. On a pro forma basis after giving effect to the recent acquisition of the three branded products from BMS, Warner Chilcott would have had total turnover and EBITDA for the year ended 31 December 1999 of L76.1 million and L25.3 million respectively, as set out in part six of this document.

                                                                       =========
                                                                         GALEN
Letters from the Chairman of Galen continued                           =========
--------------------------------------------------------------------------------

KEY PRODUCTS AND MARKETS

Warner Chilcott markets a portfolio of branded products primarily in the women's healthcare, cardiology and dermatology segments. The following table identifies Warner Chilcott's branded product marketing and development activities.

PRODUCT                     THERAPEUTIC APPLICATION                                STATUS
------------------------------------------------------------------------------------------------------------------------------------
WOMEN'S HEALTH
NataFort(R)                  Prenatal vitamin                                       Developed in-house and launched in December
                                                                                    1997.
NataChew(TM)                 Chewable prenatal vitamin                              Developed in-house and launched in November
                                                                                    1999.
Pyridium(R)                  Urinary tract analgesic                                Acquired the rights from Warner-Lambert to this
                                                                                    product in June 1997.
Pyridium(R)Plus              Urinary tract analgesic/Antispasmodic                  Acquired the rights to this product from
                                                                                    Warner-Lambert in June 1997, continued
                                                                                    development in-house, and launched in March
                                                                                    1999.
Estrace(R) cream             Estrogen replacement                                   Began promoting this product in March 1999 under
                                                                                    a promotion agreement with BMS. Warner Chilcott
                                                                                    acquired this product from BMS in February 2000.
Ovcon(R)35                   Oral contraceptive                                     Began promoting this product in March 1999 under
                                                                                    a promotion agreement with BMS. Warner Chilcott
                                                                                    acquired this product from BMS in February 2000.


Ovcon(R)50                   Oral contraceptive                                     Acquired from BMS in February 2000.
Mandelamine(R)               Antibacterial                                          Acquired from Warner-Lambert in June 1997.


CARDIOLOGY
LoCholest(R)                 Lipid regulation                                       Licensed from Eon Laboratories and launched in
                                                                                    1997.
K-Dur(R)                     Potassium supplement                                   Began promoting this product in July 1998 under
                                                                                    the Schering-Plough Agreement.
NitroDur(R)                  Angina                                                 Began promoting this product in January 1999
                                                                                    under the Schering-Plough Agreement.
DERMATOLOGY
Doryx(R)                     Antibiotic                                             Acquired from Warner-Lambert in June 1997.
Lotrisone(R)                 Antifungal/Anti-inflammatory                           Began promoting this product in January 1999
                                                                                    under the Schering-Plough Agreement.

Eryc(R)                      Antibiotic                                             Acquired from Warner-Lambert in June 1997.
------------------------------------------------------------------------------------------------------------------------------------

                                                                       =========
                                                                         GALEN
Letters from the Chairman of Galen continued                           =========
--------------------------------------------------------------------------------



WOMEN'S HEALTHCARE PRODUCTS
Warner Chilcott markets and develops prescription products for the treatment and support of women's healthcare including:

NataFort(R)
In December 1997, Warner Chilcott launched NataFort(R), a prescription strength prenatal vitamin designed to improve patient compliance by virtue of its relatively small tablet size relative to other products in the category. In developing NataFort(R), Warner Chilcott performed market research which indicated that the most important ingredients physicians seek in a prenatal vitamin are folic acid and iron. Patients, however, expressed a strong negative reaction to the size of the tablets which reduced patient compliance. Prenatal vitamin tablets tend to be large due to the inclusion of calcium in their formulation. Although thought to be less important than folic acid or iron, calcium was traditionally included in pre-natal vitamins before the introduction of Natafort. Also, the absorption of iron may be inhibited by the presence of calcium. Warner Chilcott's solution was to formulate NataFort(R) with folic acid and iron but without calcium. As such, NataFort(R) tablets are smaller than competing vitamins and, due to the absence of calcium, potentially allow for improved iron absorption. Prenatal vitamins are grandfathered drugs and therefore not subject to FDA pre-market clearance requirements.

NataChew(TM)
NataChew(TM) is a prescription strength chewable prenatal vitamin which was developed internally by Warner Chilcott and launched in November 1999. NataChew(TM) is a wildberry flavoured chewable tablet that provides ten essential vitamins, including folic acid and iron. The product was designed to enhance patient compliance by using a pleasant-tasting chewable format. Warner Chilcott licensed the proprietary taste-masking technology to overcome the taste of iron.

Pyridium(R) and Pyridium(R) Plus
Pyridium(R) is an orally active urinary tract analgesic agent which helps to relieve urinary pain, burning, urgency and frequency related to urinary tract infections.

Pyridium(R)
Plus was introduced by Warner-Lambert Company in 1980. Warner Chilcott reintroduced Pyridium(R) Plus in March 1999. The product is positioned to capitalise on the brand name associated with the Pyridium(R) trademark but is intended for patients with irritative bladder conditions.

Estrace(R) Cream
Estrace(R) estradiol vaginal cream is a hormone replacement therapy for the treatment of vaginal and vulval atrophy. Estrace(R) cream was promoted by Warner Chilcott pursuant to an agreement with BMS from March 1999. The product contains beta-estradiol as its active ingredient. In February 2000, Warner Chilcott acquired the rights to this product under the BMS Agreement. Further details of this agreement are set out in paragraph 9 of part eight of this document.

Ovcon(R)35
Ovcon(R)35 is an oral contraceptive composed of norethindrone and ethinyl estradiol. It was introduced by BMS in 1978 and Warner Chilcott began promoting the product in March 1999 pursuant to an agreement with BMS. In February 2000, Warner Chilcott acquired the rights to this product under the BMS Agreement.

Ovcon(R)50
Ovcon(R)50 is an oral contraceptive composed of norethindrone and ethinyl estradiol. It was introduced by BMS in 1975 and Warner Chilcott began promoting the product in March 1999 pursuant to an agreement with BMS. In February 2000, Warner Chilcott acquired the rights to this product under the BMS Agreement.

                                                                       =========
                                                                         GALEN
Letters from the Chairman of Galen continued                           =========
--------------------------------------------------------------------------------

DERMATOLOGY PRODUCTS
Warner Chilcott markets and develops prescription products for the treatment of acne and other dermatological conditions including:

Doryx(R)
Doryx(R) capsules contain enteric-coated pellets of doxycycline hyclate for oral administration. Doxycycline is indicated for the treatment of a broad range of infections. Doryx(R) was introduced in 1986 by Warner-Lambert. Warner Chilcott acquired Doryx(R) in July 1997 and in September 1999 repositioned the product for the dermatology sector.

Lotrisone(R) Cream
Lotrisone(R) Cream contains a combination of clotrimazole, USP, a synthetic antifungal agent, and betamethasone dipropionate, USP, a synthetic corticosteroid for dermatologic use. It is indicated for the topical treatment for certain dermal infections. Lotrisone(R) is promoted under the Schering-Plough Agreement described below.

Eryc(R)
Eryc(R), Warner Chilcott's brand of erythromycin, is an orally administered capsule containing enteric-coated pellets of erythromycin which protect the erythromycin base from inactivation by gastric acidity. Erythromycin is often prescribed by dermatologists as a lower cost alternative to minocycline and for patients for whom tetracycline and penicillin derivatives are contraindicated. Eryc(R) was introduced in 1981 by Warner-Lambert. Warner Chilcott began selling Eryc(R) in the first half of 1998.

CARDIOLOGY PRODUCTS
Warner Chilcott markets and develops prescription products for the treatment of angina pectoris and lipid disorders including:

LoCholest(R)
LoCholest(R) powder is a resin that acts as a cholesterol-lowering agent and is intended for oral administration. It is mixed with beverages of the patient's choice.

K-Dur(R)
K-Dur(R) is an immediately dispersing extended-release oral dosage form of potassium chloride that is used for the prevention and treatment of hypokalemia which can be caused by a number of conditions including the use of diuretics. K-Dur(R) is promoted under the terms of the Schering-Plough Agreement.

Nitro-Dur(R)
Nitro-Dur(R) transdermal patch is an organic nitratic formulation used for the treatment of angina pectoris due to coronary artery disease. The product comes in five different dosages and is designed to provide continuous controlled-release of nitroglycerine through intact skin. Nitro-Dur(R) is promoted under the terms of the Schering-Plough Agreement.


THE SCHERING-PLOUGH RELATIONSHIP
In July 1998, Warner Chilcott became responsible for developing and executing promotional plans to improve the market performance of two Schering-Plough brands: IMDUR(R), a long-acting nitrate for patients with angina, and K-Dur(R), a potassium supplement. Under the original agreement with Schering-Plough, Warner Chilcott was compensated based on the market performance of both brands relative to fixed sales targets. This agreement proved to be very rewarding financially and was an important element in reducing Warner Chilcott's operating losses in the third and fourth calendar quarters of 1998.

In January 1999, the agreement with Schering-Plough was modified, changing the mix of products promoted by Warner Chilcott to include K-Dur(R), Nitro-Dur(R) and Lotrisone(R). This agreement generated consistent revenue for Warner Chilcott in the first three quarters of 1999, although at lower levels than were earned under the original agreement.



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In November 1999, Warner Chilcott modified the terms of its agreement with
Schering-Plough. The agreement was changed to provide a more direct link between Warner Chilcott's performance in influencing the market share of the promoted brands and Warner Chilcott's compensation. The current agreement with Schering-Plough is due to expire at the end of this year.

GENERIC PRODUCTS
Consistent with the launch of Warner Chilcott's branded product initiative to primarily focus its business efforts on branded pharmaceutical products, Warner Chilcott has significantly decreased its generic product line to less than ten products as at 31 December 1999 from over 70 generic products two years earlier.

RESEARCH AND DEVELOPMENT

Branded pharmaceutical products are marketed under proprietary brand names and through programmes designed to attract the loyalty of high volume prescribing physicians. Warner Chilcott's current portfolio and development pipeline of branded products are targeted at the women's healthcare, cardiology and dermatology therapeutic segments. These market segments are large and are expected to afford attractive growth opportunities.

Through its in-house expertise in product development and regulatory affairs and collaborations with corporate partners, Warner Chilcott identifies opportunities to develop and launch additional branded pharmaceutical products. As with Galen's approach to research and development, Warner Chilcott's strategy has been to pursue products that represent improvements to existing pharmaceuticals rather than creating new chemical entities as well as line extensions for existing and future branded products. Enhancements may take the form of modified formulations, novel delivery methods or alternative dosages.

SALES AND MARKETING

Warner Chilcott's customers include leading US pharmaceutical wholesalers, drug distributors and chain drug stores. Warner Chilcott also sells certain products in the government sector, both on the US federal and state levels. Warner Chilcott's three largest customers are McKesson HBOC, Cardinal Health and Bergen Brunswig. During the 1999 financial year, McKesson HBOC, Cardinal Health and Bergen Brunswig accounted for approximately US$11 million, US$7 million and US$5 million respectively, representing approximately 21 per cent., 13 per cent. and 9 per cent. respectively, of Warner Chilcott's net sales. This financial information has been extracted from Warner Chilcott's Form 10-K for the year ended 31 December 2000 which was filed with the Securities and Exchange Commission on 16 March 2000.

Warner Chilcott derived 15 per cent. of its turnover for the three month period ended 31 March 2000 from the Schering-Plough Agreement described above.

The marketing strategy of Warner Chilcott has been to pursue the commercialisation of branded pharmaceutical products that it believes will benefit from promotional activities directed toward physician specialists.

Warner Chilcott began building its sales organisation in 1997. By the end of 1998, Warner Chilcott had established a sales organisation of approximately 260 professionals as well as the infrastructure to support and manage its sales effort.

Warner Chilcott's marketing strategy is to promote its branded products to high volume prescribing physicians through their targeted specialty sales forces. Warner Chilcott employs precision marketing techniques, which include comprehensive internal analyses of actual prescription data, to identify and target physicians that are likely to produce the greatest return on Warner Chilcott's promotional effort. Generally, the physicians targeted tend to be specialists concentrated in metropolitan areas and within larger group practices. This concentration enables Warner Chilcott to maximise the impact of its sales effort.

MANUFACTURING AND DISTRIBUTION

Warner Chilcott currently contracts with third parties for its product manufacturing requirements and most of its products are manufactured by a single source. Warner Chilcott is dependent upon its contract manufacturers to comply with regulatory requirements and to keep their facilities in good working order. To ensure such compliance, Warner Chilcott conducts quality assurance audits of the contract manufacturer's sites and batch records and other documents are examined to determine compliance with FDA requirements and Warner Chilcott's specifications.



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SUMMARY FINANCIAL INFORMATION

Warner Chilcott's turnover for the year ended 31 December 1999 increased by 14.1 per cent. to US$74.0 million from US$64.9 million for the year ended 31 December 1998. This increase in revenue was partly due to increases from market alliances and in branded product sales. This was offset by a decline in generic product sales as Warner Chilcott continued its planned exit from this business.

Gross profit on product sales increased to US$20.9 million for the year ended 31 December 1999 as compared to US$13.6 million for 1998. The gross margin for branded and generic products sales increased by approximately 14.5 per cent. to
43.0 per cent. during the year ended 31 December 1999, reflecting Warner Chilcott's expanded branded product portfolio and increased branded product sales. This financial information has been extracted from Warner Chilcott's Form 10-K for the year ended 31 December 2000 which was filed with the Securities and Exchange Commission on 16 March 2000.

Since 31 December 1999, Warner Chilcott acquired three branded pharmaceutical products from BMS for an aggregate purchase price of US$175.1 million. Further details of this acquisition are set out in paragraph 9 of part eight of this document and financial information in relation to these products is set out in part B of part two of this document. Sales of these newly acquired branded products from the date of the acquisition are included in Warner Chilcott's reported branded sales for the first quarter 2000, as set out in part three of this document.

Shareholders should read the whole of this document and, in particular, parts two and three of this document, rather than rely on the summary information set out above. Except as otherwise stated, information in relation to the three years ended 31 December 1999 has been extracted from part two of this document.

MANAGEMENT AND EMPLOYEES

As of 31 March 2000, Warner Chilcott had approximately 305 full-time employees. None of Warner Chilcott's employees are covered by collective bargaining agreements.

INFORMATION ON GALEN
OVERVIEW

Galen is an integrated pharmaceutical company, based in Northern Ireland. Galen develops, manufactures and supplies branded prescription pharmaceutical products and provides ethical pharmaceutical services to the pharmaceutical industry in both Europe and North America. Galen produces a wide range of prescription medicines in a number of therapeutic categories and develops novel drug delivery systems, including novel applications for the IVR.

Galen's ethical pharmaceutical products business, which includes Galen's research and development activities, focuses on the women's healthcare, analgesia, gastroenterology, respiratory and anti-infectives therapeutic areas. Research and development activity is focused on the development of proprietary drug delivery applications and technologies for international exploitation. Galen has a pipeline of several proprietary products in development for the women's healthcare market. The primary therapy currently under development is the use of the IVR technology for hormone replacement therapy. The Sterile Solutions division of the business manufactures and supplies intravenous and other sterile solutions primarily for human use.

The ethical pharmaceutical services business supplies and distributes clinical trials materials internationally, operates a drug reconciliation business and designs and programmes computer-based interactive voice response systems to permit the more efficient management of the clinical trials process. This business also provides a "bench-to-pilot" specialty chemical synthesis service for research-based pharmaceutical businesses through its chemical synthesis division which comprises SynGal and QuChem Ltd., the latter being a 76 per cent.-owned subsidiary of Galen based at The Queen's University of Belfast in Northern Ireland.

KEY PRODUCTS AND MARKETS

The Galen division of the ethical pharmaceutical products business sells over 50 branded products, primarily in the United Kingdom and Ireland, and has a developing export business. These include twelve products in the analgesic therapeutic



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area, including Kapake(R) and Tramake(R), eight gastroenterology products, including Manevac(R), twelve respiratory products and the division also manufactures and markets anti-infective products. Galen's prescription medicine portfolio was enhanced during the year ended 30 September 1999 through the purchase of the Bartholomew Rhodes group of companies. This acquisition has added products in the analgesic, respiratory and cardiovascular therapeutic categories to Galen's portfolio.

The Sterile Solutions division of the ethical pharmaceutical products business supplies intravenous and other sterile solutions primarily for human use and sells specialised products to pharmaceutical companies. The division has now mainly withdrawn from the supply of commodity intravenous infusions to the NHS which was historically its largest market.

The CTS division, which includes CTS and ICTI in the US and Europe, and the chemical synthesis division, comprising SynGal and QuChem Ltd., make up the ethical pharmaceutical services business of Galen. Galen recently acquired ICTI and the drug reconciliation business of J Dana Associates, Inc. in order to extend the range of services offered by CTS in the US and to expand its customer base and strengthen the existing services offered. ICTI presently operates from the east and west coasts of the US and established an operation outside London earlier this year in order to service the European market. ICTI's technology developments are designed to enable its clients to manage drug supplies efficiently and collect real-time patient enrolment data.

RESEARCH AND DEVELOPMENT

As stated in the Chairman's statement in Galen's 1999 annual report and accounts, during the year ended 30 September 1999, Galen invested L4.0 million in research and development, a 30.0 per cent. increase on the previous year. Galen's research and development activities are centred on its ethical pharmaceutical products business. Research and development at Galen is directed towards the development of proprietary products rather than new chemical entity research. Galen has a dual research and development strategy based on the development of controlled release technology (such as the IVR) and other drug delivery systems, and the development and co-development of products to grow Galen's core prescription business in the UK and Ireland and specialty manufacture.

Galen markets a number of products that it has co-developed with companies such as Ciba Vision, Gambro and Haemonetics. These specialty manufactured products have allowed Galen to broaden its product range, particularly with respect to sterile products.

The research and development of products at Galen is co-ordinated by a scientific department that serves pharmaceutical and clinical research groups. Pharmaceutical development is carried out in Northern Ireland at dedicated facilities in Larne (IVR applications and sterile fluids) and Craigavon (oral and topical dosage forms). In addition, Galen has developed close links with the School of Pharmacy at The Queen's University of Belfast, with which it has jointly established a pharmaceutical drug delivery technology laboratory for research on new drug delivery systems.

Current drug delivery research and development is focused on developing IVR applications, oral controlled release products and proprietary topical drug delivery technology based on the enhanced skin penetrative properties of eutectic mixtures of pharmacologically active agents. Galen has dedicated facilities for the production of injection-moulded IVRs.

Galen currently has three HRT IVR products in development:

- Estradiol Only Replacement Therapy. Phase III trials have been completed in Europe and have commenced in the United States. The Phase III evaluation began with two pivotal multi-centre trials in the United Kingdom. The first trial, carried out in approximately 120 menopausal patients, demonstrated the effectiveness of IVRs delivering 50mg and 100mg of estradiol per day in controlling vasomotor symptoms, including hot flushes, in comparison with standard oral treatment. The same centres are also conducting a second trial to assess the benefit of the IVR in the prevention of osteoporosis and in reducing indicator factors for cardiovascular disease. This trial will cover over 100 patients and is expected to complete in early 2001. Galen filed applications for UK marketing authorisations following completion of the first trial and these applications are now under evaluation by the Medicines Control Agency (MCA). A third Phase III trial to gather additional data for a US filing is underway. Results from this third trial are expected in late 2000 with an NDA application anticipated by the end of this year.



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- Opposed Hormone Replacement Therapy (estradiol/progestogen). This product is intended to reduce the risk of endometrial hyperplasia (or more serious pathology) which is an undesirable consequence of estradiol only therapy in women with an intact womb. A Phase II dose finding study has been completed with an estradiol/progestogen releasing IVR. The Phase III programme for this product is in its initial phase. Galen currently anticipates filing for marketing authorisation in the USA and UK in 2002, with filings in the rest of Europe to be made the following year.

- Testosterone Releasing IVR. Galen's third IVR is being developed to deliver systemic doses of testosterone. Deficiency of testosterone in post-menopausal women has been associated with adverse psychosexual effects. Galen's testosterone IVR is aimed at addressing the problem of those patients where the augmentation of sexual motivation is required. The IVR offers a more convenient delivery system for this hormone than existing treatments such as implants. Galen is currently developing the methodology for the clinical evaluation of this product prior to a Phase II dose ranging study.

The intellectual property associated with these treatments is the subject of two international patent applications, one of which has been approved with the second having completed PCT examination in September 1999.

Galen's IVR products will make available to physicians a new and alternative method for hormone replacement therapy which is currently dominated by oral and transdermal patch products. The current global market for HRT products is estimated to be worth approximately US$3.0 billion.

SALES AND MARKETING
UK & IRELAND
The ethical pharmaceutical products business has a sales and marketing operation in the UK and Ireland consisting of a director of sales and marketing, a sales director, two divisional managers, nine regional business managers and approximately 45 representatives supported by a marketing and administrative staff of two. The sales force directly contacts general practitioners, community pharmacists and hospital staff throughout the UK and Ireland. In the year ended 31 December 1999, approximately 1.96 million prescriptions were written for Galen's products, ranking it twenty-seventh of the 246 companies supplying prescription medicines in the United Kingdom.

Galen intends to utilise this sales force for the marketing of any HRT products launched in the UK and Ireland. In anticipation of the approval of the first IVR product, which is expected to be launched in the UK during 2000, Galen has initiated the creation of a marketing infrastructure to establish the IVR pre-launch programme.

SPECIALTY MANUFACTURE AND EXPORT
The Galen division and the Sterile Solutions division also have a dedicated specialty manufacture and export marketing group which comprises a divisional director and two key account representatives. This marketing group is responsible for obtaining contracts under which Galen manufactures and, in certain instances, develops products for third party pharmaceutical and healthcare companies. The ethical pharmaceutical products business exports products to more than 50 countries.

CTS DIVISION
CTS in Europe and the US have separate sales departments which market services globally to both the clinical trials departments and the medical departments of multinational pharmaceutical companies, contract research organisations and biotech organisations. ICTI also has separate but complementary sales departments in North America and Europe.

CHEMICAL SYNTHESIS DIVISION
SynGal has its own commercial manager who is responsible for marketing operations. SynGal and QuChem Ltd. are targeting customers who have decision making responsibility for the outsourcing of activities which multinational pharmaceutical and biotech companies traditionally performed in their own research and development departments.

MANUFACTURING AND DISTRIBUTION

Galen operates from modern dedicated facilities based at three sites in Northern Ireland and four in the US.


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ETHICAL PHARMACEUTICAL PRODUCTS
Galen's administrative, regulatory compliance, sales and marketing and distribution activities are based at the Craigavon site. As at April 2000, approximately 350 employees worked at the Craigavon site.

Galen has an 80,000 sq. ft. facility at Larne for the manufacture of its sterile product range. Further manufacturing efficiencies have been achieved through the establishment of an in-house suite to manufacture unfilled PVC bags. The Larne facility also houses some pharmaceutical research and development facilities and Galen's dedicated facility for the manufacture of IVRs. The facility has the capacity to produce in excess of 3 million IVRs annually. As at April 2000, approximately 160 people were employed at the Larne site.

ETHICAL PHARMACEUTICAL SERVICES
In early 1998, Galen invested L9.2 million in the construction of an additional CTS facility at Craigavon of approximately 100,000 sq. ft. A complementary 102,000 sq. ft. CTS facility in Pennsylvania has been established to service the US market and offer a co-ordinated service with CTS in Europe for international clinical trials. As major pharmaceutical companies are increasingly developing products on an international basis, Galen's management believes this co-ordinated service is a key strength, permitting the CTS operations to compete more effectively in this rapidly developing business.

The CTS division offers a full range of clinical trial services, including manufacture of active and placebo products, design and production of clinical trial packs, and worldwide distribution to investigator sites. Design and manufacture of customer specific tooling for trial packs is undertaken by TechniGal, Galen's specialised engineering subsidiary, at dedicated facilities at Craigavon. This in-house capability reduces significantly the lead-times for customers and Galen believes it provides a key competitive strength to the CTS division.

ICTI provides interactive voice response systems (IVRS) for clinical trials management from its bases in Princeton, New Jersey and San Francisco, as well as having commenced operations earlier this year from Maidenhead in Surrey.

SynGal operates from a 28,000 sq. ft. facility at the Craigavon site. This newly constructed facility incorporates the latest processes in custom chemical synthesis. The SynGal facility comprises a cGMP pilot plant, quality control and research and development laboratories, plant service areas and staff offices. QuChem Ltd.'s laboratories are situated at the School of Chemistry at The Queen's University of Belfast and enable Galen to provide a comprehensive research and development service and bench-scale production to customers requiring custom chemical synthesis.

As at April 2000, approximately 350 people were employed within the ethical pharmaceutical services operations at Craigavon, with a further 200 employed at the CTS facility in Pennsylvania and a further 50 employed by ICTI in the US.

Galen is currently implementing a strategic plan for expansion of the products and services manufacturing capacity at Craigavon and the US over the next three years. To assist with this expansion, the Industrial Development Board for Northern Ireland will be providing selective financial support to Galen totalling L10.2 million for its continuing expansion in Northern Ireland.

SUMMARY FINANCIAL INFORMATION

For the year ended 30 September 1999, Galen reported turnover of L67.0 million, representing an increase of approximately 37 per cent. over turnover of L48.9 million for the year ended 30 September 1998. As set out in the Chairman's Statement in Galen's 1999 annual report and accounts, in the year ended 30 September 1999, the ethical pharmaceutical products business reported turnover of L38.6 million, which represented a 19.1 per cent. increase over the previous financial year and accounted for 57.6 per cent. of Galen's total turnover. In the year ended 30 September 1999, the ethical pharmaceutical services business reported turnover of L28.4 million, which represented a 72.1 per cent. increase over the previous financial year, reflecting continued growth in Europe and an increasing contribution from the divisions in the US.

Galen's operating profit before goodwill amortisation and exceptional items increased 37.6 per cent. from L14.1 million for the year ended 30 September 1998. This was mainly due to increased turnover for the ethical pharmaceutical products business and the CTS division.

For the six months ended 31 March 2000, Galen's total turnover was L42.4 million, representing an increase of 37 per cent. over turnover for the corresponding period in the previous financial year. Revenues from the US accounted for approximately



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20 per cent. of total group turnover. Sales from the ethical pharmaceutical products business increased by 22 per cent. over the corresponding period in the previous financial year, to L23.2 million. Turnover generated by the ethical pharmaceutical services business increased by 59 per cent. over the same six month period in 1999 to L19.2 million, mainly due to strong growth in the CTS divisions and the acquisition of ICTI.

Shareholders should read the whole of this document and, in particular, parts four and five of this document, rather than rely on the summary information set out above.

MANAGEMENT AND EMPLOYEES

The Group employed an average of 1,029 employees during the year ended 30 September 1999 of which 133 employees were involved in the administration of the Group. This compares to the previous year when an average of 788 persons were employed by the Group, 112 of which were involved in the administration of the Group.

Dr. Allen McClay, Dr. John King and Mr. Geoffrey Elliott, together with the Galen Employee Benefit Trust, currently have aggregate holdings representing
57.0 per cent. of the Company's issued share capital. The Galen Employee Benefit Trust is a discretionary trust for the benefit of employees and former employees of the Group, excluding Dr. McClay who founded the trust at the time of flotation. In addition, Messrs. McClay, King and Elliott are the trustees of the McClay Trust, which currently owns 2.3 per cent. of the Company's issued share capital. The McClay Trust is independent of Galen and is intended to promote research and academic studies in the Schools of Chemistry and Pharmacy at The Queen's University of Belfast and to publish the results of any such research.

Immediately following completion of the Transaction, Messrs. Herendeen and Boissonneault will hold interests and options over 1,805,000 New Ordinary Shares equivalent to approximately 1.1 per cent. of the fully diluted issued share capital of Galen following completion of the Transaction. Further details of these interests are set out in paragraph 7 of part eight of this document.

CORPORATE GOVERNANCE

Following completion of the Transaction, the Company will continue to observe the recommendations of the Committee on Corporate Governance as set out in the Principles of Good Governance and Code of Best Practice annexed to the Listing Rules of the UK Listing Authority (the "Combined Code").

EGM AND ACTION TO BE TAKEN

Set out at the end of this document is a Notice of Extraordinary General Meeting of the Company to be held at Malone House, Barnetts Demesne, Belfast at 10.00 a.m. on 11 August 2000. At this meeting, resolutions will be proposed to approve the Transaction Agreement and all matters to be enacted pursuant to that agreement, to increase the authorised share capital of the Company, principally for the purpose of effecting the Transaction, to grant authority to the Directors to allot shares, including authority to allot shares pursuant to Mr. James Andress's Option Agreement and to increase further the authorities to allot Ordinary Shares to replace existing shareholder authorities granted at Galen's AGM in February this year. Further resolutions are being proposed to amend the articles of association to allow for overseas shareholders to receive notices of meetings outside the UK and to approve the new US Share Scheme. Details of the US Share Scheme are set out in paragraph 6 of part eight of this document.

Copies of the Articles of Association and the US Share Scheme will be available for inspection from the date of this document until the close of the EGM at the offices of Ashurst Morris Crisp, whose address is set out in paragraph 15 of part eight of this document and at the EGM for at least 15 minutes prior to and during the meeting.

You will find enclosed a form of proxy for use at the Extraordinary General Meeting. Whether or not you propose to attend the Extraordinary General Meeting in person, you are requested to complete the form of proxy in accordance with the instructions thereon and return it as soon as possible but, in any event, so as to reach the Company's registrars, Computershare Services PLC, PO Box 82, Caxton House, Redcliffe Way, Bristol BS99 3FA not later than 10.00 a.m. on 9 August 2000. The return of a completed form of proxy will not prevent you from attending the Extraordinary General Meeting and voting in person if you so wish.



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FURTHER INFORMATION

Your attention is drawn to the further information set out in this document, in particular part seven, which sets out in summary the terms and conditions of the Transaction Agreement.

RECOMMENDATION

The Directors, who have been advised by Merrill Lynch, Galen's financial adviser, consider the terms of the Transaction to be fair and reasonable. In providing its advice, Merrill Lynch has relied on the Directors' commercial assessments. Additionally, the Directors believe the transaction to be in the best interests of Galen's Shareholders as a whole and, accordingly, unanimously recommend you to vote in favour of the resolutions to be proposed at the Extraordinary General Meeting, as they intend to do in respect of their own beneficial holdings of, in aggregate, 68.0 million Ordinary Shares, representing approximately 53.4 per cent. of the issued share capital of the Company. Allen McClay, John King and Geoffrey Elliott have irrevocably undertaken, under the terms of the Transaction, as shareholders of Galen, to vote in favour of the resolutions to be put to shareholders at the EGM.

                                Yours faithfully

                                ALLEN MCCLAY, OBE
                                    CHAIRMAN



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PART TWO
                                                                       =========
                                                                         GALEN
FINANCIAL INFORMATION ON WARNER CHILCOTT                               =========
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INTRODUCTION

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

Part B of this part two contains the text of a filing made by Warner Chilcott with the SEC on Form 8-K on 21 April 2000 in respect of the acquisition of the three branded products from BMS.

A. HISTORIC FINANCIAL INFORMATION

CONSOLIDATED PROFIT AND LOSS ACCOUNTS

FOR THE YEAR ENDED 31 DECEMBER:                                                     1997           1998           1999
                                                                    NOTES         US$000         US$000         US$000
----------------------------------------------------------------------------------------------------------------------
Turnover - continuing operations                                    2             75,827         64,894         74,035
Cost of sales                                                                    (62,863)       (34,230)       (27,704)
Gross profit                                                                      12,964         30,664         46,331
Selling, general and administrative expenses                                     (27,541)       (45,795)       (50,282)
Research and development expenses                                                 (6,526)        (3,241)        (3,100)
----------------------------------------------------------------------------------------------------------------------
Operating loss - continuing operations                                           (21,103)       (18,372)        (7,051)
Exceptional item: profit on sale of product line                    4                 -              -           2,744
Interest income                                                                    1,524          2,622          2,264
Interest payable and similar charges                                5             (7,260)        (3,012)        (3,011)
----------------------------------------------------------------------------------------------------------------------
Loss on ordinary activities before taxation                         6            (26,839)       (18,762)        (5,054)
Tax on ordinary activities                                          7                 -              -              -
----------------------------------------------------------------------------------------------------------------------
Loss for financial year                                                          (26,839)       (18,762)        (5,054)
Profit and loss account at beginning of year                                     (81,970)      (110,109)      (128,871)
Reserve movements                                                   19            (1,300)            -              -
----------------------------------------------------------------------------------------------------------------------
Profit and loss account at end of year                                          (110,109)      (128,871)      (133,925)
======================================================================================================================

Basic and diluted loss per ordinary share (US$)                     8              (3.21)         (1.52)         (0.41)
----------------------------------------------------------------------------------------------------------------------

The Group had no recognised gains or losses in the above financial years other than those dealt with in the profit and loss account.



                                      D-18
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CONSOLIDATED BALANCE SHEETS

                                                                                                  1997           1998           1999
AT 31 DECEMBER:                                                                 NOTES           US$000         US$000         US$000
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Fixed assets:
   Tangible assets                                                                   10          1,148          1,076          1,177
   Intangible assets                                                                 11         52,642         48,803         39,975
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                53,790         49,879         41,152
------------------------------------------------------------------------------------------------------------------------------------
Current assets:
   Stock                                                                             12         16,175         13,099          4,025
   Debtors                                                                           13         21,998         25,453         12,441
   Cash at bank and in hand                                                                     52,786         43,133         50,954
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                90,959         81,685         67,420
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                   144,749        131,564        108,572
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLDERS' EQUITY
Creditors: amounts falling due within one year
   Trade creditors and accruals                                                      14         19,411         15,087         10,642
   Short term debt                                                                              14,511              -              -
   Due to Elan Corporation, plc and subsidiaries                                                 5,267          7,697            262
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                39,189         22,784         10,904
------------------------------------------------------------------------------------------------------------------------------------
Creditors: amounts falling due after more than one year
Long term debt                                                                       16          7,902         29,290         22,574
------------------------------------------------------------------------------------------------------------------------------------
Shareholders' equity
   Ordinary shares, par value US$0.05 per share; 50,000,000 shares authorised,
  12,377,034 shares issued and outstanding at 31 December 1999
  (12,366,808 shares issued and outstanding at 31 December 1998 and 1997)            17            618            618            619
   Deferred shares, par value IR-1 per share; 30,000 shares authorised,
  issued and outstanding at 31 December 1999, 1998 and 1997                          17             45             45             45
   Share premium                                                                     17        206,332        206,309        206,348
   Other reserves                                                                    17            772          1,389          2,007
   Profit and loss account                                                                    (110,109)      (128,871)     (133,925)
------------------------------------------------------------------------------------------------------------------------------------
Shareholders' equity                                                                 18         97,658         79,490         75,094
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                                     144,749        131,564        108,572
------------------------------------------------------------------------------------------------------------------------------------




                                      D-19
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CONSOLIDATED CASH FLOW STATEMENTS

                                                                                              1997          1998         1999
FOR THE YEAR ENDED 31 DECEMBER:                                            NOTES            US$000        US$000       US$000
-----------------------------------------------------------------------------------------------------------------------------
CASH INFLOW/(OUTFLOW) FROM OPERATING ACTIVITIES                              21             (5,168)      (18,652)      12,037
Returns on investment and servicing of finance                               22               (509)          885         (747)
Capital expenditure and financial investment                                 22            (11,716)         (175)      10,642
-----------------------------------------------------------------------------------------------------------------------------
NET CASH INFLOW/(OUTFLOW) BEFORE USE OF LIQUID RESOURCES AND FINANCING                     (17,393)      (17,942)      21,932
(Decrease)/increase in liquid resources                                      22            (46,948)       32,357         (251)
Financing                                                                    22             67,516         8,289      (14,111)
-----------------------------------------------------------------------------------------------------------------------------
INCREASE IN CASH IN THE YEAR                                                                 3,175        22,704        7,570
-----------------------------------------------------------------------------------------------------------------------------

RECONCILIATION OF NET CASH FLOW TO MOVEMENT IN NET DEBT

                                                                                                  1997          1998         1999
FOR THE YEAR ENDED 31 DECEMBER:                                                NOTES            US$000        US$000       US$000
---------------------------------------------------------------------------------------------------------------------------------
INCREASE IN CASH IN THE YEAR                                                     23              3,175        22,704        7,570
(Increase)/decrease in liquid resources                                          23             46,948       (32,357)         251
Cash outflow/(inflow) from decrease/increase in debt financing                   23              7,072        (8,312)      15,730
---------------------------------------------------------------------------------------------------------------------------------
CHANGE IN NET DEBT RESULTING FROM CASH FLOWS                                                    57,195       (17,965)      23,551
Conversion of Senior Subordinated Notes (including related interest) into
  ordinary shares                                                                               49,476             -            -
Notes issued in lieu of cash interest payments                                   23                  -             -       (1,579)
Accretion of interest on senior subordinated discount notes                                     (4,174)         (995)           -
Write off of financing costs                                                                     1,346             -            -
---------------------------------------------------------------------------------------------------------------------------------
MOVEMENT IN NET FUNDS FOR THE YEAR                                               23            103,843       (18,960)      21,972
Net funds at beginning of the year                                               23            (78,737)       25,106        6,146
---------------------------------------------------------------------------------------------------------------------------------
NET FUNDS AT END OF THE YEAR                                                     23             25,106         6,146       28,118
---------------------------------------------------------------------------------------------------------------------------------



                                      D-20
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CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY

                                                          NUMBER              DEFERRED ADDITIONAL    PROFIT
                                                              OF      SHARE      SHARE   PAID-IN   AND LOSS      OTHER
                                                        ORDINARY    CAPITAL    CAPITAL   CAPITAL    ACCOUNT   RESERVES      TOTAL
                                                          SHARES     US$000     US$000    US$000     US$000     US$000     US$000
---------------------------------------------------------------------------------------------------------------------------------
AT 1 JANUARY 1997                                      4,764,563        238         45    82,647    (81,970)         -        960
   Stock issued for cash                               4,775,000        239          -    82,267          -          -     82,506
   Issue expenses                                              -          -          -    (7,918)         -          -     (7,918)
   Conversion of senior subordinated notes into
  ordinary shares                                      2,827,245        141          -    49,336          -          -     49,477
   Net loss                                                    -          -          -         -    (26,839)         -    (26,839)
   Stock compensation                                          -          -          -         -          -        772        772
   Purchase of goodwill written off                            -          -          -         -     (1,300)         -     (1,300)
---------------------------------------------------------------------------------------------------------------------------------
AT 31 DECEMBER 1997                                   12,366,808        618         45   206,332   (110,109)       772     97,658
   Issue expenses                                              -          -          -       (23)         -          -        (23)
   Net loss                                                    -          -          -         -    (18,762)         -    (18,762)
   Stock compensation                                          -          -          -         -          -        617        617
---------------------------------------------------------------------------------------------------------------------------------
AT 31 DECEMBER 1998                                   12,366,808        618         45   206,309   (128,871)     1,389     79,490
   Stock option/warrant exercises                         10,226          1          -        39          -          -         40
   Net loss                                                    -          -          -         -     (5,054)         -     (5,054)
   Stock compensation                                          -          -          -         -          -        618        618
---------------------------------------------------------------------------------------------------------------------------------
AT 31 DECEMBER 1999                                   12,377,034        619         45   206,348   (133,925)     2,007     75,094
---------------------------------------------------------------------------------------------------------------------------------




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--------------------------------------------------------------------------------



NOTES TO THE FINANCIAL INFORMATION

1 STATEMENT OF ACCOUNTING POLICIES

The following accounting policies have been applied consistently in dealing with items which are considered material in relation to the Group's financial information.

BASIS OF PREPARATION
The financial information is prepared under the historical cost convention and complies with financial reporting standards of the Accounting Standards Board, as promulgated by the Institute of Chartered Accountants in Ireland.

The format and wording of the financial information has been adapted from that required by the provisions of the Companies (Amendment) Act 1986 of Ireland as, in the opinion of the directors, the special nature of the Company's business requires such adaptation.

CONSOLIDATION
The consolidated financial information includes the financial information of Warner Chilcott PLC and all of its subsidiaries. All significant intercompany profits, transactions and account balances have been eliminated. The results of subsidiary undertakings acquired are included in the consolidated profit and loss account from the date of acquisition. Upon the acquisition of a business, fair values are attributed to the separable net assets acquired. Goodwill on acquisitions arising before 23 December 1998, representing the excess of the consideration over the fair value of the net tangible assets and identifiable intangible assets when they were acquired, is written off against reserves on acquisition. Goodwill arising after 23 December 1998 will be capitalised and written off over its useful life.

REVENUE RECOGNITION
Revenue is recognised upon shipment of product to the customer. The Company warrants products against defects and for specific quality standards, permitting the return of products under certain circumstances. Sales are recorded net of sales returns, customer rebates and pricing adjustments.

RESEARCH AND DEVELOPMENT
Research and development expenditures are written off as incurred.

LICENCE FEES PAYABLE
Licence fees payable on signature of product development licences and supply agreements are written off as incurred.

FOREIGN CURRENCIES AND TRANSLATION OF SUBSIDIARIES
The Company's financial information is prepared in US dollars. Transactions in currencies other than US dollars are recorded at the exchange rate ruling at the date of the transactions. Monetary assets and liabilities denominated in currencies other than US dollars are translated into US dollars at exchange rates prevailing at the balance sheet date. Profits and losses are addressed within the profit and loss account and where material they are separately disclosed.

STOCK COMPENSATION EXPENSE
The intrinsic value of share options granted is charged to the profit and loss account over the vesting period of the options.

TAXATION
The charge for taxation is based on the results for the year.

LOSS PER SHARE
Loss per share is computed by dividing the loss for the year available to shareholders by the weighted average number of ordinary shares in issue. Net loss and weighted average shares outstanding used for computing diluted loss per share were the same as that used for computing basic loss per share for each of the years ended 31 December 1999, 1998 and 1997. Stock options and warrants have not been included in the calculation since the inclusion of such shares would be antidilutive.

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TANGIBLE FIXED ASSETS AND DEPRECIATION
Tangible fixed assets are stated at cost less accumulated depreciation. Depreciation of tangible fixed assets is computed using the straight line method based on estimated useful lives at the following annual rates:

Equipment                                            20%
Furniture and fittings                               20%
Leasehold improvements                               Life of lease

FINANCIAL FIXED ASSETS
Investments in subsidiary undertakings are shown at cost less provisions for impairments in value.

INTANGIBLE FIXED ASSETS
Intangible fixed assets resulting from business or product acquisitions are carried at cost and currently amortised over their estimated useful lives, which range between 5 and 20 years. Where events or circumstances are present which indicate that the carrying amount of an intangible fixed asset may not be recoverable, the Company estimates the future cash flows expected to result from use of the asset and its eventual disposition. Based upon its most recent analysis, the Company believes that no impairment of intangible fixed assets exists at 31 December 1999.

STOCKS
Stocks are valued at the lower of cost or market value. Cost is determined principally on the basis of first-in, first-out or standards which approximate average cost.

DEFERRED TAX
Tax deferred or accelerated by timing differences is accounted for under the liability method to the extent that it is probable that a net liability will arise, calculated at the rates expected to be applicable when the net liabilities are expected to crystallise.

CASH AT BANK AND IN HAND
Cash at bank and in hand includes liquid resources. For the purposes of the cash flow statement liquid resources include certificates of deposit and commercial paper.

LEASES
Operating lease rentals are charged to the profit and loss account on a straight line basis over the lease term.

2 TURNOVER
The Group's entire turnover was derived from sales of pharmaceutical products in the United States, and revenues from marketing alliances of which the greater part was earned in the United States.

3 STAFF NUMBERS AND COSTS
The average number of persons employed by the Group (including executive directors), analysed by category, was as follows:

                                                                                                 NUMBER OF EMPLOYEES
                                                                                          1997               1998               1999
------------------------------------------------------------------------------------------------------------------------------------
Sales                                                                                        -                172                264
Management and administration                                                               35                 39                 49
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            35                211                313
------------------------------------------------------------------------------------------------------------------------------------

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Financial Information on Warner Chilcott continued                     =========
--------------------------------------------------------------------------------

The aggregate payroll costs of these persons were as follows:

                                                                                          1997               1998               1999
                                                                                        US$000             US$000             US$000
------------------------------------------------------------------------------------------------------------------------------------
Wages and salaries                                                                       2,855             11,451             19,261
Social welfare costs                                                                       517              1,523              2,817
Other pension costs                                                                         49                187                374
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         3,421             13,161             22,452
------------------------------------------------------------------------------------------------------------------------------------


4 EXCEPTIONAL ITEM

In September 1999 the Company completed the sale of its Vectrin(R) product line including certain inventory, samples and the related FDA approval, and received US$11.0 million in cash at closing. The Company reported a pre-tax gain of US$2.7 million from the sale. As part of the sale and purchase agreement, the Group will also receive royalties and milestone payments based on certain future events. Royalty and milestone revenues from this agreement are included in the profit and loss account under the caption (R)Turnover & continuing operations(R). Vectrin(R) net sales were recognised by the Company until the date of sale and such net sales amounted to US$3.2 million for the year ended 31 December 1999. Net sales for the years ended 31 December 1998 and 1997 amounted to US$3.8 million and US$3.3 million respectively.

The pre-tax gain in 1999 was computed as follows:

ASSET BOOK CARRYING AMOUNTS:                                                                                   US$000
---------------------------------------------------------------------------------------------------------------------
Intangible fixed assets                                                                                         5,128
Stock                                                                                                           2,678
---------------------------------------------------------------------------------------------------------------------
                                                                                                                7,806
Consideration received                                                                                        (11,000)
Reserve established for returns and allowances                                                                    450
---------------------------------------------------------------------------------------------------------------------
                                                                                                               (2,744)
---------------------------------------------------------------------------------------------------------------------

5  INTEREST PAYABLE AND SIMILAR CHARGES


                                                                                          1997               1998               1999
                                                                                        US$000             US$000             US$000
------------------------------------------------------------------------------------------------------------------------------------
On senior subordinated discount notes wholly repayable within five years                 4,174              1,275              1,419
On bank loans wholly repayable within five years                                         1,466              1,737              1,592
On loan from Elan Corporation, plc                                                         256                  -                  -
Deferred financing costs written off                                                     1,364                  -                  -
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         7,260              3,012              3,011
------------------------------------------------------------------------------------------------------------------------------------

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6  STATUTORY AND OTHER INFORMATION

                                                                                          1997               1998               1999
                                                                                        US$000             US$000             US$000
------------------------------------------------------------------------------------------------------------------------------------
Auditors' remuneration                                                                      50                 69                 95
------------------------------------------------------------------------------------------------------------------------------------
Directors' remuneration:
   Fees                                                                                     65                100                116
   Other remuneration                                                                      357              1,013              1,022
   Pension contributions                                                                    49                 30                 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           471              1,143              1,168
------------------------------------------------------------------------------------------------------------------------------------
Amortisation of stock compensation expense                                                 772                617                618
------------------------------------------------------------------------------------------------------------------------------------
Operating leases:
   Property                                                                                206                206                524
   Equipment                                                                                 -                380              1,600
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           206                586              2,124
------------------------------------------------------------------------------------------------------------------------------------
Depreciation of tangible fixed assets                                                      179                247                257
------------------------------------------------------------------------------------------------------------------------------------
Amortisation of intangible fixed assets                                                  3,744              3,839              3,700
------------------------------------------------------------------------------------------------------------------------------------

Details of individual Directors' emoluments for the year ended 31 December 1997 are as follows:

                                                                                      ROGER M.
                                                                                 BOISSONNEAULT     PAUL HERENDEEN
                                                                                        US$000             US$000       TOTAL US$000
Salary                                                                                     207                  -                207
Bonus                                                                                      120                  -                120
Pension and Benefits                                                                        20                  -                 20
Directors Fees                                                                               -                 10                 10
Excess of fair value over exercise price of Ordinary Shares underlying
  warrants awarded                                                                         570                  -                570
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                                      917                 10                927
------------------------------------------------------------------------------------------------------------------------------------

Details of individual Directors' emoluments for the year ended 31 December 1998 are as follows:

                                                                                      ROGER M.
                                                                                 BOISSONNEAULT     PAUL HERENDEEN
                                                                                        US$000             US$000       TOTAL US$000
Salary                                                                                     223                206                429
Bonus                                                                                      100                100                200
Pension and Benefits                                                                        20                 20                 40
Directors Fees                                                                              10                 10                 20
Relocation expenses                                                                          -                104                104
Signing bonus                                                                                -                 75                 75
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                                      353                515                868
------------------------------------------------------------------------------------------------------------------------------------

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Financial Information on Warner Chilcott continued                     =========
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Details of individual Directors' emoluments for the year ended 31 December 1999 are as follows:

                                                                                      ROGER M.
                                                                                 BOISSONNEAULT     PAUL HERENDEEN
                                                                                        US$000             US$000       TOTAL US$000
Salary                                                                                     254                242                496
Bonus                                                                                      200                200                400
Pension and Benefits                                                                        15                 15                 30
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                                      469                457                926
------------------------------------------------------------------------------------------------------------------------------------

7 TAX ON ORDINARY ACTIVITIES

No charge to taxation due to losses incurred.

8 LOSS PER SHARE

During the year ended 31 December 1999, the Company adopted FRS14 (R)Earnings per share(R) which amended the calculation and reporting for basic and diluted earnings per share. Basic earnings per share is computed by dividing the net loss for the year available to ordinary shareholders by the sum of the weighted average number of ordinary shares in issue and ranking for dividend during the year. Diluted earnings per share would be computed by dividing the net loss for the year by the weighted average number of ordinary shares in issue, adjusted for the effect of all dilutive potential ordinary shares that were outstanding during the year however this has not been done as it would have the effect of reducing the net loss per share. The following table sets forth the computation for basic and unadjusted diluted loss per share:

                                                                                      1997               1998               1999
--------------------------------------------------------------------------------------------------------------------------------
Numerator for basic and diluted loss per share & loss for the financial
  year (US$000)                                                                    (26,839)           (18,762)            (5,054)
--------------------------------------------------------------------------------------------------------------------------------
Denominator for basic and diluted loss per share & weighted average shares
  outstanding                                                                    8,359,623         12,366,808         12,367,706
--------------------------------------------------------------------------------------------------------------------------------
Basic loss per share (US$)                                                           (3.21)             (1.52)             (0.41)
--------------------------------------------------------------------------------------------------------------------------------
Unadjusted diluted loss per share (US$)                                              (3.21)             (1.52)             (0.41)
--------------------------------------------------------------------------------------------------------------------------------

9 PROFIT AND LOSS ACCOUNT

Separate profit and loss accounts for the Company are not presented, as provided for by Section 3(2) of the Companies (Amendment) Act 1986. Of the consolidated loss after tax for the years ended 1997, 1998 and 1999, US$7.7 million, US$4.7 million and US$1.3 million respectively has been dealt with in the accounts of Warner Chilcott PLC.

The cumulative amount of goodwill resulting from acquisitions in financial years prior to 23 December 1998 which has been eliminated against the Group and Company profit and loss accounts for the year ended 31 December 1999 is US$45.6 million and US$nil (1998: US$45.6 million and US$nil, 1997: US$45.6 million and US$nil) respectively. This amount is net of goodwill attributable to subsidiary undertakings or businesses disposed of prior to the balance sheet date.

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10 TANGIBLE FIXED ASSETS

                                                                                          1997               1998               1999
                                                                                        US$000             US$000             US$000
------------------------------------------------------------------------------------------------------------------------------------
COST
At beginning of year                                                                     2,427              1,390              1,565
Additions                                                                                  495                175                358
Disposals                                                                               (1,532)                 -                  -
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                                                           1,390              1,565              1,923
------------------------------------------------------------------------------------------------------------------------------------
DEPRECIATION
At beginning of year                                                                       329                242                489
Charge for year                                                                            179                247                257
Disposals                                                                                 (266)                 -                  -
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                                                             242                489                746
------------------------------------------------------------------------------------------------------------------------------------
NET BOOK VALUE
At end of year                                                                           1,148              1,076              1,177
------------------------------------------------------------------------------------------------------------------------------------

Fixed assets include equipment, furniture, fittings and leasehold improvements.

11 INTANGIBLE FIXED ASSETS


                                                                                          1997               1998              1999
                                                                                        US$000             US$000            US$000
-----------------------------------------------------------------------------------------------------------------------------------
Product licences and trade name                                                         47,289             47,289            47,389
Abbreviated new drug applications                                                        6,300              6,300                 -
Supply agreements                                                                        4,800              4,800             4,800
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        58,389             58,389            52,189
Less: accumulated amortisation                                                          (5,747)            (9,586)          (12,214)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        52,642             48,803            39,975
-----------------------------------------------------------------------------------------------------------------------------------

12  STOCKS

                                                                                          1997               1998               1999
                                                                                        US$000             US$000             US$000
------------------------------------------------------------------------------------------------------------------------------------
Raw materials                                                                            3,687              1,897                 17
Finishing supplies                                                                           7                  3                  3
Work in progress                                                                           492                932                957
Finished goods                                                                          11,989             10,267              3,048
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        16,175             13,099              4,025
------------------------------------------------------------------------------------------------------------------------------------

There are no material differences between the replacement cost of stock and the balance sheet amounts.

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13  DEBTORS

                                                                                          1997               1998               1999
                                                                                        US$000             US$000             US$000
------------------------------------------------------------------------------------------------------------------------------------
Trade debtors                                                                           14,422             17,875             10,444
Other debtors                                                                              177                175              1,082
Prepayments and accrued income                                                           7,399              7,403                915
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        21,998             25,453             12,441
------------------------------------------------------------------------------------------------------------------------------------
Amounts falling due after more than one year included above
Prepayments and accrued income                                                               -                205                 51
------------------------------------------------------------------------------------------------------------------------------------

14  TRADE CREDITORS AND ACCRUALS

                                                                                          1997               1998               1999
                                                                                        US$000             US$000             US$000
------------------------------------------------------------------------------------------------------------------------------------
Trade creditors                                                                         11,417              8,833              3,204
Accruals                                                                                 7,994              6,254              7,438
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        19,411             15,087             10,642
------------------------------------------------------------------------------------------------------------------------------------

15 CURRENCY AND INTEREST RATE RISK

In general, the Group's operating and other business transactions are denominated in US dollars. Accordingly, the Group's exposure to currency fluctuations is limited. Currently the Group does not enter into derivative financial instruments for currency risk purposes, nor does the Group enter into such instruments for interest rate risk purposes. Short term debtors and creditors have been excluded from all of the following numerical disclosures.

INTEREST RATE RISK
The Group's interest rate risk profiles at 31 December 1999 are set forth below:

                                                                                                FINANCIAL LIABILITIES
                                                                                         FIXED           FLOATING              TOTAL
CURRENCY                                                                                US$000             US$000             US$000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
US dollars                                                                              10,476             12,098             22,574
------------------------------------------------------------------------------------------------------------------------------------

The Group's fixed rate financial liability consists of the Senior Subordinated Discount Notes described in Note 16. The Group's floating rate financial liability consists of the Group's outstanding balance on its working capital credit facility also described in Note 16.

FINANCIAL ASSETS - BANK AND LIQUID RESOURCES

                                                                                         FIXED           FLOATING              TOTAL
CURRENCY                                                                                US$000             US$000             US$000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
US dollars                                                                              14,898             36,056             50,954
------------------------------------------------------------------------------------------------------------------------------------

Fixed rates on bank and liquid resources at 31 December 1999 have a weighted average interest rate of 6.19%, maturing in 2000. The weighted average life of the fixed rate bank and liquid resources balances at 31 December 1999 is two months.

Floating rates on bank and liquid resources are generally based on Prime or LIBOR interest rates.




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FAIR VALUE FINANCIAL INSTRUMENTS
The following methods and assumptions were used to estimate the fair value of each material class of financial instrument:

- Cash, cash equivalents and debtors carrying amount approximates fair value due to the short term maturities of these instruments.

- Other creditors and amounts due to Elan carrying amount approximates fair value due to the short term maturities of these instruments.

- Long term debt and working capital facility carrying amount approximates fair value based on market comparables. Long term debt was repaid on 14 February 2000 at a premium of 5%.

LIQUIDITY RISK
The Group invests its cash in US government securities and debt instruments of financial institutions and corporations with investment grade credit ratings. The Group has established guidelines relative to diversification and maturities that are designed to help ensure safety and liquidity.

The maturity profile of the Group's financial liabilities at 31 December 1999 was as follows:

                                                                                                                              US$000
------------------------------------------------------------------------------------------------------------------------------------
In one year or less, or on demand                                                                                                  -
In more than one year, but not more than two years                                                                            22,574
In more than two years, but not more than five years                                                                               -
In more than five years                                                                                                            -
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              22,574
------------------------------------------------------------------------------------------------------------------------------------

16  DEBT

                                                                                          1997               1998               1999
                                                                                        US$000             US$000             US$000
------------------------------------------------------------------------------------------------------------------------------------
Revolving credit facility                                                                    -             20,393             12,098
Senior subordinated discount notes                                                       6,228              6,228             10,476
Amortised interest                                                                       1,674              2,669                  -
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         7,902             29,290             22,574
------------------------------------------------------------------------------------------------------------------------------------

WORKING CAPITAL FACILITY
On 30 March 1998 Warner Chilcott, Inc., the Company's US operating subsidiary ("WCI"), entered into a US$30 million revolving credit facility and security agreement with a syndicate of banks led by PNC Business Credit (the "PNC facility"). The facility expires in March 2001.

The PNC facility is collateralised by substantially all of the assets of WCI including cash balances, accounts receivable, inventory, fixed assets and other intangible assets. Availability under the credit facility is based upon the balances of qualified collateral, primarily accounts receivable, inventory and certain cash balances. Under the credit agreement, WCI is required to maintain a minimum balance of shareholders' equity. At 31 December 1999 the Group was in compliance with the covenants of the PNC facility. Warner Chilcott PLC, Warner Chilcott Ireland Limited, and Warner Chilcott Limited (Bermuda) have also pledged certain assets and financial support for the facility.

Interest on outstanding borrowings accrues at either PNC's Base Rate or LIBOR plus one and three-quarter per cent. In addition, the Group pays a commitment fee equal to three-eighths of one per cent, on the unused proportion of the facility. Interest expense related to the PNC and predecessor credit facilities in 1997, 1998 and 1999, including commitment fees, were US$1.8 million, US$1.7 million and US$1.6 million respectively.



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SENIOR SUBORDINATED DISCOUNT NOTES
In April 1996 WCI issued US$69 million principal amount of Senior Subordinated Discount Notes ("Notes") due 2001 at a 30% discount to the principal amount. Gross proceeds to WCI amounted to US$48.3 million, which were utilised to fund the acquisition of the Warner-Lambert division. The Notes are unsecured and rank subordinate in right of payment to all senior indebtedness of WCI. The Notes are redeemable at the option of WCI, in whole or in part, at any time prior to maturity at redemption prices equal to 105% of the principal amount of the Notes plus accrued interest. The discount on the Notes was amortised to interest expense at a rate of 14.8%, compounded semi-annually.

In 1997, Warner Chilcott offered to exchange the Notes for Convertible Senior Subordinated Discount Notes and detachable warrants to purchase Ordinary Shares of the Company. The holders of US$49.5 million principal amount of the Notes accepted the transaction.

At 25 October 1998, the discount on the Notes was fully amortised and the Notes were carried at 100% of their principal amount. Beginning 25 October 1998, interest began to accrue on the Notes at a rate of 16.8% per annum paid semi-annually on each 30 April and 31 October. At its sole discretion, the Group may issue additional Notes in lieu of cash payment of any or all interest due on the Notes. The Group issued additional Notes in payment of the interest instalments due 30 April 1999 and 31 October 1999 (see Note 25).

17 SHARE CAPITAL

ORDINARY SHARES
In August 1997 the Company completed its initial public offering (the "IPO") selling 3,500,000 shares at an issue price of US$17.50 per Ordinary Share. Concurrent with the IPO, Barr Laboratories Inc. purchased 250,000 Ordinary Shares in a private placement at an issue price of US$16.275 per share which equated to the IPO issue price net of underwriting discounts and commissions. Also, at the time of the IPO, Elan Corporation, plc exercised a warrant to purchase 500,000 Ordinary Shares at a price of $16.00 per share. In September 1997 the underwriters of the Company's IPO exercised an option to cover over-allotments and purchased an additional 525,000 Ordinary Shares from the Company at a price of $17.50 per share less underwriting discounts and commissions. The net proceeds to the Company of the IPO and related financing totalled $74.6 million.

In 1997, the Company issued 2,827,245 Ordinary Shares and 141,362 detachable warrants in exchange for Convertible Senior Subordinated Discount Notes (see
Note 16).

During 1999 a total of 10,266 Ordinary Shares were issued in connection with the exercise of warrants and incentive share options.

DEFERRED SHARES
Holders of Deferred Shares will not be entitled to receive dividends or to receive notice of or be represented at shareholder meetings of the Company or to vote at such meetings. On liquidation or a winding up of the Company the holders of Deferred Shares will be entitled to receive the par value of the Deferred Shares after the holders of the Ordinary Shares have received the par value of the Ordinary Shares but shall not be entitled to otherwise participate in the assets which are available for distribution.

WARRANTS ISSUED IN CONNECTION WITH FINANCING ACTIVITIES
The Company from time to time has issued warrants in connection with various financing activities.

On 30 September 1997 the Company issued a five year warrant to Elan Corporation to purchase 150,000 Ordinary Shares at an exercise price of US$22.75 per share in conjunction with bridge financing for the purchase of five products from Warner-Lambert Company.

In connection with Barr Laboratories Inc.'s purchase of shares at the time of the IPO, the Company issued to Barr Laboratories Inc. a warrant to purchase up to 250,000 Ordinary Shares exercisable at US$16.275 per share. The warrant becomes exercisable as to 62,500 shares during four one-year periods beginning on each of the first, second, third and fourth anniversaries of the IPO. If Barr does exercise, in full, its right to purchase the 62,500 shares during any one year period, such



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portion of the warrant expires. At 31 December 1999, this warrant entitled Barr
Laboratories Inc. to purchase 187,500 shares and was exercisable as to 62,500 shares.

In connection with the acquisition of the Warner-Lambert division in 1996, the Company issued a warrant to Warner-Lambert Company for US$672,000. This warrant entitles Warner-Lambert Company to purchase 1,130,158 Ordinary Shares of the Company for an aggregate of US$18.0 million. This warrant is exercisable until 31 January 2001.

OTHER WARRANTS

During 1996, 100,000 warrants were issued to an individual who was, at the time, an officer and director of the Company. The exercise price of US$20.00 per share was equal to the estimated fair value of the shares on the date of the grant. The warrants are exercisable until 28 June 2001.

OTHER

In December 1998, Elan Corporation, plc contributed 600,000 shares of the Company's stocks to an entity formed by it and selected members of senior management of the Group. Under the terms of the transaction, Elan Corporation retained the right to 100 per cent. of the proceeds from the sale of the shares at a price up to US$11.50 per share, and certain additional proceeds from the sale of these shares at higher amounts.

During 1999, warrants for the purchase of a total of 410,189 Ordinary Shares expired. A warrant for the purchase of 10,000 Ordinary Shares at an exercise price of US$0.05 was exercised in 1999.

INCENTIVE SHARE OPTION SCHEME

In April 1997 the Company adopted an Incentive Share Option Scheme for officers, directors and employees that provides for stock options. In June 1999 the Scheme was amended to provide for grants to consultants and members of Warner Chilcott's medical advisory board. The option exercise price is the fair market value at the date of grant. Options generally vest over four years and expire on the earlier of ten years from the date of grant or after a specified period following the participant's separation from Warner Chilcott. At 31 December 1999, options for 1,384,413 shares were outstanding under the Scheme, 115,243 shares were available for future grants and 545,687 options were exercisable.

WARRANTS ISSUED TO OFFICERS AND DIRECTORS

The Company has issued warrants to certain executives and to directors that are not governed by the Incentive Share Option Scheme. These warrants are described below:

- In June 1996 the Company issued warrants to directors to purchase up to an aggregate of 60,000 Ordinary Shares at an exercise price of US$20.00 per share. The exercise price on the date of grant was equal to the estimated fair value of the shares on that date. The warrants are exercisable until 28 June 2001.

- In March 1997 the Company issued warrants to two executives pursuant to employment agreements approved by the Board of Directors. The warrants allow the executives to purchase up to an aggregate of 650,000 shares (520,000 at an exercise price of US$20.00 per share and 130,000 at an exercise price of US$1.00 per share). These warrants become exercisable ratably over 16 quarterly periods which began 1 October 1996, but would be immediately exercisable in full if the Group undergoes a change of control. The warrants expire on the earlier of 31 October 2006 or after a specified period following the termination of the executive's employment with the Group. The difference between the estimated fair value of the shares on the date of grant (US$20.00) and the US$1.00 per share exercise price will be recorded as compensation expense totalling US$2.5 million over the vesting period. Compensation expense charged against income in respect of these warrants was US$772,000, US$617,000 and US$618,000 for the years ended 31 December 1997, 1998 and 1999 respectively.

- In February 1998 the Company issued a warrant to an executive pursuant to an employment agreement approved by the Board of Directors. The warrant allows the executive to purchase up to 200,000 Ordinary Shares at an exercise price of US$9.77 per share. The exercise price on the date of grant was equal to the fair market value of the shares on that date. The warrant becomes exercisable (vests) over 16 quarterly periods that began 1 January 1998, but would be immediately exercisable in full if the Group undergoes a change of control. The warrant expires on the earlier of 3 February 2008 or after a specified period following the termination of the executive's employment with the Group.

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Options outstanding under the Scheme and warrants issued to officers and directors are summarised below:

                                                                                            PRICE PER SHARE
                                                                                                         WEIGHTED
                                                                                         RANGE            AVERAGE
                                                                     SHARES                US$                US$
-----------------------------------------------------------------------------------------------------------------
BALANCE AT 1 JANUARY 1997                                            60,000              20.00              20.00
Granted                                                             926,750       1.00 - 20.00              17.33
Exercised                                                                --                 --                 --
Cancelled                                                            (7,500)             20.00              20.00
-----------------------------------------------------------------------------------------------------------------
BALANCE AT 31 DECEMBER 1997                                         979,250       1.00 - 20.00              17.48
Granted                                                             748,450       6.00 -  9.88               9.22
Exercised                                                                --                 --                 --
Cancelled                                                           (18,250)      9.77 - 20.00              14.70
-----------------------------------------------------------------------------------------------------------------
BALANCE AT 31 DECEMBER 1998                                       1,709,450       1.00 - 20.00              13.89
Granted                                                             628,575       7.00 - 10.19               7.82
Exercised                                                              (344)      6.75 -  8.13               6.99
Cancelled                                                           (43,268)      6.75 - 20.00               9.14
-----------------------------------------------------------------------------------------------------------------
BALANCE AT 31 DECEMBER 1999                                       2,294,413       1.00 - 20.00              12.32
-----------------------------------------------------------------------------------------------------------------
EXERCISABLE AT 31 DECEMBER 1999                                   1,233,812       1.00 - 20.00              14.60
-----------------------------------------------------------------------------------------------------------------

18  RECONCILIATION OF SHAREHOLDERS' FUNDS

                                                                       1997               1998               1999
                                                                     US$000             US$000             US$000
-----------------------------------------------------------------------------------------------------------------
Total recognised gains and losses for the year                      (26,839)           (18,762)            (5,054)
Transactions with shareholders:
Nominal value of shares issued                                          380                 --                 --
Premium on shares issued                                            131,603                 --                 --
Stock compensation                                                      772                617                618
Other movements:
Purchased goodwill written off                                       (1,300)                --                 --
Issue expenses                                                       (7,918)               (23)                40
-----------------------------------------------------------------------------------------------------------------
Net (decrease)/increase in shareholders' funds                       96,698            (18,168)            (4,396)
Opening shareholders' funds                                             960             97,658             79,490
-----------------------------------------------------------------------------------------------------------------
Closing shareholders' funds--equity                                  97,658             79,490             75,094
-----------------------------------------------------------------------------------------------------------------

19 ACQUISITION OF WARNER CHILCOTT BUSINESS

On 28 March 1996, Warner Chilcott, plc acquired certain assets, including the debtors, stocks, intellectual property, licenses, trade names and know-how of the Warner Chilcott division ("the Division") of Warner-Lambert Company for approximately US$140 million in cash plus certain other expenses. The acquisition has been accounted for as a purchase and, accordingly, the results of the Division were included in the Company's financial statements from 28 March 1996.

During 1997 the Group reviewed the initial allocation of purchase price to the supply agreement resulting in a restatement of the purchase price allocation from US$6.1 million to US$4.8 million with a resulting increase in purchased goodwill. The additional purchased goodwill of US$1.3 million was written off to reserves during 1997.

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20 COMMITMENTS

The Group occupies certain facilities under lease arrangements and leases certain equipment. Rentals during 1999 amounted to US$2.1 million (1998: US$0.6 million, 1997: US$0.2 million).

Annual commitments exist under non-cancellable operating leases as follows:


                                                                                1997               1998               1999
                                                                              US$000             US$000             US$000
--------------------------------------------------------------------------------------------------------------------------
EXPIRING:
Within one year                                                                   --                 --                412
Between two and five years - land and buildings                                  206                412                532
More than five years - other assets                                               --                505                 --
--------------------------------------------------------------------------------------------------------------------------
                                                                                 206                917                944
--------------------------------------------------------------------------------------------------------------------------

21  RECONCILIATION OF OPERATING LOSS TO OPERATING CASH FLOWS

                                                                                1997               1998               1999
                                                                              US$000             US$000             US$000
--------------------------------------------------------------------------------------------------------------------------
Operating loss                                                               (21,103)           (18,372)            (7,051)
Depreciation of tangible fixed assets                                            179                247                257
Amortisation of intangible fixed assets                                        3,744              3,839              3,700
Loss on sale of fixed assets                                                      98                 --                 --
Deferred compensation expense                                                    772                617                618
Decrease in stocks                                                             7,125              3,076              6,396
Decrease/(increase) in debtors                                                (1,310)            (3,455)            12,562
Increase/(decrease) in creditors                                               5,327             (4,604)            (4,445)
--------------------------------------------------------------------------------------------------------------------------
Net cash inflow/(outflow) from operating activities                           (5,168)           (18,652)            12,037
--------------------------------------------------------------------------------------------------------------------------

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22  ANALYSIS OF CASH FLOWS FOR HEADINGS NETTED IN THE CASH FLOW STATEMENT

                                                                                       1997               1998               1999
                                                                                     US$000             US$000             US$000
---------------------------------------------------------------------------------------------------------------------------------
RETURNS ON INVESTMENTS AND SERVICING OF FINANCE
Interest received                                                                     1,507              2,622              2,264
Interest paid                                                                        (2,016)            (1,737)            (3,011)
---------------------------------------------------------------------------------------------------------------------------------
Net cash (outflow)/inflow from returns on investments and servicing of
  finance                                                                              (509)               885               (747)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL EXPENDITURE AND FINANCIAL INVESTMENT
Purchase of tangible fixed assets                                                      (495)              (175)              (358)
Sale of tangible fixed assets                                                         1,168                 --                 --
Purchase of intangible fixed assets                                                 (12,389)                --                 --
Sale of intangible fixed assets                                                          --                 --             11,000
---------------------------------------------------------------------------------------------------------------------------------
Net cash inflow/(outflow) from capital expenditure and financial investment         (11,716)              (175)            10,642
---------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT OF LIQUID RESOURCES
(Purchase)/sale of commercial paper                                                 (26,765)            12,174               (251)
(Purchase)/sale of certificates of deposit                                          (20,183)            20,183                 --
---------------------------------------------------------------------------------------------------------------------------------
Net cash (outflow)/inflow from management of liquid resources                       (46,948)            32,357               (251)
---------------------------------------------------------------------------------------------------------------------------------

                                                                                      1997               1998               1999
                                                                                    US$000             US$000             US$000
--------------------------------------------------------------------------------------------------------------------------------
FINANCING
Net proceeds from issuance of share capital                                         74,588                (23)                40
Decrease in short term borrowings                                                   (2,343)           (14,511)                --
Notes issued in lieu of cash interest instalments                                       --                 --              1,579
(Decrease)/increase in long term borrowings                                             --             20,393             (8,295)
Elan Corporation, plc loan (repayment)/proceeds                                     (4,729)             2,430             (7,435)
--------------------------------------------------------------------------------------------------------------------------------
Net cash (outflow)/inflow from financing                                            67,516              8,289            (14,111)
--------------------------------------------------------------------------------------------------------------------------------

23  ANALYSIS OF CHANGES IN NET DEBT

                                                      LIQUID   SHORT TERM      DEBT DUE     LONG TERM        TOTAL
                                          CASH     RESOURCES         DEBT       TO ELAN          DEBT     NET DEBT
                                        US$000        US$000       US$000        US$000        US$000       US$000
------------------------------------------------------------------------------------------------------------------
At 1 January 1997                        2,663            --      (18,200)       (9,996)      (53,204)     (78,736)
Cash flow in 1997                        3,175        46,948        2,343         4,729            --       57,195
Other movements                             --            --        1,346            --        45,302       46,648
------------------------------------------------------------------------------------------------------------------
At 31 December 1997                      5,838        46,948      (14,511)       (5,267)       (7,902)      25,106
------------------------------------------------------------------------------------------------------------------
Cash flow in 1998                       22,704       (32,357)      14,511        (2,430)      (20,393)     (17,965)
Other movements                             --            --           --            --          (995)        (995)
------------------------------------------------------------------------------------------------------------------
At 31 December 1998                     28,542        14,591           --        (7,697)      (29,290)       6,146
------------------------------------------------------------------------------------------------------------------
Cash flow in 1999                        7,570           251           --         7,435         8,295       23,551
Other movements                             --            --           --            --        (1,579)      (1,579)
------------------------------------------------------------------------------------------------------------------
At 31 December 1999                     36,112        14,842           --          (262)      (22,574)      28,118
------------------------------------------------------------------------------------------------------------------



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24 RELATED PARTY TRANSACTIONS

The Group has ongoing business dealings with three companies, as described below, that are related parties. The Group employs certain procedures to ensure that transactions with these parties take place on terms no more favourable than could be obtained from unrelated third parties.

ELAN CORPORATION, PLC

At 31 December 1999, Elan Corporation, plc ("Elan") and its subsidiaries held 19.6% of the Company's outstanding ADSs, representing Ordinary Shares (excluding shares that are part of the transaction described in Note 17). Mr. Thomas G Lynch, Executive Vice President, Chief Financial Officer and a member of the Board of Directors of Elan, serves on the Company's Board of Directors. Although Warner Chilcott and Elan did not have a product development relationship at 31 December 1999, they have had such relationships prior to this date and may have similar relationships in the future.

In March 1999, the Group reached a binding agreement with Elan under which Elan agreed to acquire Warner Chilcott's marketing rights to an extended-release nifedipine product. Under the terms of the agreement, as of 31 March 1999 Elan was obligated to make a non-refundable payment, which was received, of US$3.0 million to Warner Chilcott and such amount was recorded in the first quarter of 1999 as a contribution to marketing alliance revenue. In June 1999, Warner Chilcott executed the definitive agreement licensing the extended-release nifedipine product to Elan and received an additional US$4.0 million that was recorded in the second quarter of 1999 as a contribution to marketing alliance revenue. Under the agreement, additional licence fees would be due to Warner Chilcott upon the completion of certain milestones including FDA approval of the pending ANDA for the product. Warner Chilcott would also be entitled to receive royalties based upon revenues derived from the product. As of 31 December 1999, the Group had not earned any additional fees or royalties from this agreement.

Also in March 1999, the Group reached a binding agreement with Elan under which Elan re-acquired the marketing rights to an isosorbide-5-mononitrate product ("IS5MN-PM') that Elan had been developing for Warner Chilcott. Under the terms of the agreement, as of 31 March 1999, Elan was obligated to make a payment to Warner Chilcott in an amount equal to Warner Chilcott's remaining contractual obligation to Elan of US$4.5 million relating to the development of the IS5MN-PM. No profit or loss arose on the transaction.

Research and development costs of US$4.1 million, US$Nil and US$Nil were charged by Elan in the years ended 31 December 1997, 1998 and 1999 respectively. Elan provides certain administrative and support services to the Group for a fee. The Group recorded administrative and support fees charged by Elan of approximately US$600,000, US$326,000 and US$237,000 in the years ended 31 December 1997, 1998 and 1999 respectively. Amounts billed to the Group by Elan for administrative services are due within 30 days of receipt of invoice.

BARR LABORATORIES, INC.

In 1997 the Group entered into an agreement under which Barr Laboratories, Inc. ("Barr') distributed minocycline capsules manufactured under Warner Chilcott's ANDA. Royalties from this agreement of US$262,000, US$94,000 and US$63,000 were included in the Group's financial results for the years ended 31 December 1997, 1998 and 1999 respectively. This agreement was mutually terminated in 1998. Barr holds 250,000 of the Company's Ordinary Shares and a warrant to purchase an additional 187,500 shares. Mr. Bruce Downey, the Chairman, President and Chief Executive Officer of Barr, serves on the Company's Board of Directors.

BORON-LEPORE GROUP, INC.

Boron-LePore Group, Inc. ('Boron-LePore') provides a range of services to the Group including providing contract sales personnel, recruitment of sales representatives and certain sample data record keeping. Mr. Roger Boissonneault, the President and Chief Operating Officer of the Company, serves on the Board of Boron-LePore. For the years ended 31 December 1997, 1998 and 1999 fees of US$2.2 million, US$5.7 million and US$2.2 million respectively were charged by Boron-LePore and expensed to operations.



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25 SUBSEQUENT EVENTS

PRODUCT ACQUISITIONS

On 15 February 2000 the Group completed the acquisition of three branded pharmaceutical products from BMS for a purchase price of US$175.1 million. The products acquired were Estrace(R) Cream, Ovcon(R) 35 and Ovcon(R) 50. Unaudited revenues for these products in total were US$50.0 million in 1999. In connection with the acquisition, WCI entered into transitional support and supply agreements with BMS under which BMS will supply WCI with its requirements for Estrace(R) cream, Ovcon(R) 35 and Ovcon(R) 50 for up to 10 years. The Group acquired all of the intangible assets associated with the three products including trademarks, regulatory files, manufacturing know-how and other intellectual property.

ISSUANCE OF SENIOR NOTES

The Group financed the acquisition of the BMS products discussed above through the sale of senior notes by WCI. On 15 February 2000 WCI issued US$200.0 million of 12 5/8% senior notes due 2008 at a discount of US$3.7 million to yield 13%. Interest payments on the senior notes are due semi-annually in arrears on each 15 February and 15 August beginning 15 August 2000. Proceeds from the issuance of the senior notes, net of the discounted and estimated transaction expenses, were approximately US$186.3 million. The senior notes will be shown on Warner Chilcott's balance sheet net of the discount. The discount and transaction fees will be amortised to interest expense over the eight year term of the senior notes. The senior notes are unconditionally guaranteed by Warner Chilcott PLC.

OTHER TRANSACTIONS

In connection with the sale of the 12 5/8% senior notes, on 14 February 2000 the Group prepaid all US$10.5 million of the senior subordinated discount notes outstanding at a redemption price to 105% of the principal amount outstanding. The redemption premium of US$524,000 will be recognised during the year ended 31 December 2000.

Also in connection with the sale of the 12 5/8% senior notes, on 18 February 2000 the Group prepaid all amounts outstanding under its senior secured working capital facility. The Group amended its working capital facility to reduce the maximum amount available to US$10.0 million from US$30.0 million and extended the life of the agreement for two years under terms substantially the same as were in place under the previous facility.

B. FILING UNDER FORM 8-K/A

The information contained in this section is extracted without material adjustment from Form 8-K/A which was filed with the Securities and Exchange Commission on 21 April 2000. Included are the audited statements of net sales and product contribution for Estrace(R) cream, Ovcon(R) 35 and Ovcon(R) 50, for each of the three years ended 31 December 1997, 1998 and 1999 which were reported on without qualification by KPMG LLP, Short Hills, New Jersey and the notes thereto.

ESTRACE(R) CREAM AND OVCON(R) PRODUCTS OF APOTHECON (A SUBSIDIARY OF BRISTOL-MYERS SQUIBB COMPANY)

HISTORICAL STATEMENT OF NET SALES AND PRODUCT CONTRIBUTION

YEAR ENDED 31 DECEMBER                                                                    1997               1998               1999
                                                                                        US$000             US$000             US$000
------------------------------------------------------------------------------------------------------------------------------------
NET SALES                                                                               62,225             68,696             49,998
Cost of goods sold                                                                       2,889              4,173              2,613
Distribution                                                                               606                728                613
Marketing                                                                                  842                837              1,861
Promotion                                                                                  631                588              1,314
------------------------------------------------------------------------------------------------------------------------------------
Product contribution                                                                    57,257             62,370             43,597
------------------------------------------------------------------------------------------------------------------------------------



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NOTES TO THE HISTORICAL STATEMENTS OF NET SALES AND PRODUCT CONTRIBUTION

1 DESCRIPTION OF BUSINESS

Ovcon(R) and Estrace(R) cream (the "Products") were manufactured and marketed by Apothecon, a subsidiary of BMS. Ovcon(R) is an oral contraceptive and is indicated for the prevention of pregnancy. Estrace(R) cream is a hormone replacement vaginal cream. The Products are sold primarily through distributors in the United States. The Products were acquired by Warner Chilcott on 15 February 2000.

2 BASIS OF PREPARATION

The accompanying historical statements present the combined net sales and product contribution of the Products. These historical statements include all the adjustments necessary for a fair presentation of the net sales and product contribution of the Products. These historical statements set forth the net sales and operational expenses attributable to the Products and do not purport to represent all of the costs, expenses and resultant operating earnings or complete financial statements associated with a stand alone, separate entity.

The statements of net sales and product contribution include amounts attributable to the manufacture, distribution, marketing and promotion of the Products. Net sales include gross sales less product specific sales returns, cash discounts, government rebates, and certain other customer discounts.

Inventories are valued at average cost, not in excess of market value.

In January 1999, BMS entered into a co-promotion agreement with Warner Chilcott to expand promotion of the Products to physicians. Costs associated with this agreement were US$716,000 in 1999 and are classified in marketing expense.

3 NET SALES

YEAR ENDED 31 DECEMBER:                                  1997               1998               1999
                                                       US$000             US$000             US$000
---------------------------------------------------------------------------------------------------
Gross sales                                            70,284             75,348             57,171
Returns                                                 4,977              3,137              3,384
Cash discounts                                          1,472              1,679              1,279
Government rebates                                        540                709                482
Other customer discounts                                1,070              1,127              2,028
---------------------------------------------------------------------------------------------------
Net sales                                              62,225             68,696             49,998
---------------------------------------------------------------------------------------------------

YEAR ENDED 31 DECEMBER:                                  1997               1998               1999
                                                       US$000             US$000             US$000
---------------------------------------------------------------------------------------------------
Net sales
Ovcon(R)                                               47,852             48,394             28,566
Estrace(R) cream                                       14,373             20,302             21,432
---------------------------------------------------------------------------------------------------
                                                       62,225             68,696             49,998
---------------------------------------------------------------------------------------------------
Product contribution
Ovcon(R)                                               43,699             43,519             24,982
Estrace(R) cream                                       13,558             18,851             18,615
---------------------------------------------------------------------------------------------------
                                                       57,257             62,370             43,597
---------------------------------------------------------------------------------------------------

Sales are recorded when goods are shipped. Returns in 1997 include a voluntary recall relating to Ovcon(R) packaging.

There were four customers individually accounting for more than 10 per cent. of the Products' gross sales in all years presented. In the aggregate these customers accounted for approximately 65 per cent. - 85 per cent. of total gross sales.

PART THREE
                                                                       =========
Financial Information on Warner Chilcott                                 GALEN
for the three months ended 31 March 2000                               =========
--------------------------------------------------------------------------------

The financial information contained in this section has been extracted without material adjustment from the text of the quarterly results for the period ended 31 March 2000 as filed with the Securities and Exchange Commission on Form 10-Q, published on 15 May 2000, which has been prepared in accordance with US GAAP.

CONSOLIDATED BALANCE SHEET

As at:                                                                                               31 MARCH        31 DECEMBER
                                                                                                         2000               1999
                                                                                                       US$000             US$000
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
Current assets:
   Cash and cash equivalents                                                                           36,112             50,954
   Accounts receivable, net                                                                            21,753             11,526
   Inventories                                                                                          6,135              4,025
   Prepaid expense and other assets                                                                     1,342                864
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                       65,342             67,369
--------------------------------------------------------------------------------------------------------------------------------
Fixed assets:
   Equipment, furniture and fixtures, net                                                               1,124              1,177
Intangible assets, net                                                                                236,484             63,865
Other assets                                                                                            8,224                 51
--------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                          311,174            132,462
--------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Current liabilities
   Accounts payable                                                                                     5,733              3,204
   Accrued liabilities                                                                                  8,722              7,438
   Due to Elan Corporation, plc and subsidiaries                                                          172                262
      Total current liabilities                                                                        14,627             10,904
--------------------------------------------------------------------------------------------------------------------------------
Other liabilities
   Working capital facility                                                                                --             12,098
   Long term debt                                                                                     196,370             10,476
--------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                               210,997             33,478
--------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDERS' EQUITY
   Ordinary shares, par value US$0.05 per share; 50,000,000 shares authorised, 12,390,730 shares
  issued and outstanding at 31 March 2000                                                                 619                619
Deferred shares, par value IRL1 per share; 30,000 shares authorised, issued and outstanding at 31
  March 2000                                                                                               45                 45
Additional paid-in capital                                                                            209,520            209,062
Accumulated deficit                                                                                  (109,698)          (110,279)
Deferred compensation                                                                                    (309)              (463)
--------------------------------------------------------------------------------------------------------------------------------
Total shareholders' equity                                                                            100,177             98,984
--------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                                            311,174            132,462
--------------------------------------------------------------------------------------------------------------------------------

                                                                       =========
Financial Information on Warner Chilcott                                 GALEN
for the three months ended 31 March 2000 continued                     =========
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE THREE MONTHS ENDED 31 MARCH:                                                                     2000               1999
                                                                                                       US$000             US$000
--------------------------------------------------------------------------------------------------------------------------------
REVENUES
Branded product sales                                                                                  14,168              8,300
Generic product sales                                                                                   3,367              5,566
Marketing alliance and other revenue                                                                    8,544              7,182
--------------------------------------------------------------------------------------------------------------------------------
Total revenues                                                                                         26,079             21,048
--------------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
Cost of goods sold                                                                                      6,127              8,449
Selling, general and administrative                                                                    12,647             12,111
Depreciation and amortisation                                                                           2,421              1,412
Research and development                                                                                  469                841
--------------------------------------------------------------------------------------------------------------------------------
Total operating expenses                                                                               21,664             22,813
--------------------------------------------------------------------------------------------------------------------------------
OPERATING INCOME (LOSS)                                                                                 4,415             (1,765)
OTHER INCOME (EXPENSE)
Interest income                                                                                           565                539
Interest expense                                                                                       (3,668)              (771)
--------------------------------------------------------------------------------------------------------------------------------
Total other income (expense)                                                                           (3,103)              (232)
--------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) BEFORE TAXES AND EXTRAORDINARY ITEM                                                       1,312             (1,997)
Income taxes                                                                                               --                 --
--------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) BEFORE EXTRAORDINARY ITEM                                                                 1,312             (1,997)
Extraordinary item                                                                                       (731)                --
--------------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                                                                         581             (1,997)
--------------------------------------------------------------------------------------------------------------------------------
EARNINGS (LOSS) PER SHARE (US$)
Basic
Income (loss) before extraordinary item                                                                  0.11              (0.16)
Extraordinary item                                                                                      (0.06)                --
Net income (loss)                                                                                        0.05              (0.16)
--------------------------------------------------------------------------------------------------------------------------------
Diluted Income (loss) before extraordinary item                                                          0.10              (0.16)
Extraordinary item                                                                                      (0.05)                --
Net income (loss)                                                                                        0.05              (0.16)
--------------------------------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE ORDINARY SHARES OUTSTANDING (NUMBER)
Basic                                                                                              12,382,742         12,366,808
--------------------------------------------------------------------------------------------------------------------------------
Diluted                                                                                            12,726,250         12,366,808
--------------------------------------------------------------------------------------------------------------------------------

                                                                       =========
Financial Information on Warner Chilcott                                 GALEN
for the three months ended 31 March 2000 continued                     =========
--------------------------------------------------------------------------------

CONSOLIDATED CASH FLOW STATEMENTS

FOR THE THREE MONTHS ENDED 31 MARCH:                                                                     2000               1999
                                                                                                       US$000             US$000
--------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                                                         581             (1,997)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities
Depreciation and amortisation                                                                           2,421              1,412
Amortisation on senior notes                                                                               33                 --
Deferred financing cost write-off                                                                         207                 --
Stock compensation expense                                                                                495                155
Changes in assets and liabilities
(Increase) decrease in accounts receivable, prepaid expense and other assets                          (10,853)            11,121
(Increase) decrease in inventories                                                                     (2,110)             2,053
Increase (decrease) in accounts payable and accrued liabilities                                         3,813             (1,602)
Decrease in amounts due to / from Elan Corporation, plc and subsidiaries                                  (90)            (9,060)
--------------------------------------------------------------------------------------------------------------------------------
Net cash (used in) provided by operating activities                                                    (5,503)             2,082
--------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of branded products from Bristol-Myers Squibb                                               (175,054)                --
Purchase of fixed assets                                                                                  (26)               (54)
--------------------------------------------------------------------------------------------------------------------------------
Net cash used in investing activities                                                                (175,080)               (54)
--------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES
Working capital facility repayment, net                                                               (12,098)            (2,200)
Proceeds from issuance of senior notes due 2008                                                       196,337                 --
Redemption of senior subordinated discount notes due 2001                                             (10,476)                --
Increase in other assets                                                                               (8,139)                --
Net proceeds from issuance of share capital-stock options exercises                                       117                 --
--------------------------------------------------------------------------------------------------------------------------------
Net cash provided by (used in) financing activities                                                   165,741             (2,200)
--------------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN CASH AND CASH EQUIVALENTS                                                             (14,842)              (172)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                                         50,954             43,133
--------------------------------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                                               36,112             42,961
--------------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL INFORMATION

1 BASIS OF PRESENTATION

The unaudited consolidated financial information included herein has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission for reporting on Form 10-Q. Certain information and footnote disclosure normally included in the financial statements prepared in accordance with US generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations. In the opinion of management, the financial statements reflect all adjustments necessary for a fair statement of the operations for the interim periods presented.

                                                                       =========
Financial Information on Warner Chilcott                                 GALEN
for the three months ended 31 March 2000 continued                     =========
--------------------------------------------------------------------------------

2 INVENTORIES

Inventories are valued at the lower of cost or market. Cost is determined principally on the basis of first-in, first-out or standards that approximate average cost.

                                                                31 MARCH        31 DECEMBER
                                                                    2000               1999
                                                                  US$000             US$000
-------------------------------------------------------------------------------------------
Raw materials                                                         17                 17
Finishing supplies                                                    19                  3
Work in progress                                                     678                957
Finished goods                                                     5,839              3,936
-------------------------------------------------------------------------------------------
                                                                   6,553              4,913
Less: reserves for obsolescence                                      418                888
-------------------------------------------------------------------------------------------
Inventories                                                        6,135              4,025
-------------------------------------------------------------------------------------------

3  DEBT

3.1  ISSUANCE OF SENIOR NOTES DUE 2008

On 15 February 2000 Warner Chilcott, Inc., the Company's wholly-owned U.S. operating subsidiary ("WCI"), issued US$200,000,000 of 12 5/8% senior notes due 2008 at a discount of US$3,663,000 to yield 13% (the "Notes"). Interest payments on the Notes are due semi-annually in arrears on each 15 February and 15 August beginning 15 August 2000. Proceeds from the issuance of the Notes, net of the discount and estimated transaction expenses, were approximately US$188,300,000 and were utilised to fund the acquisition of the three branded pharmaceutical products from BMS (see Note 4). The Notes are included in the Company's Balance Sheet net of the discount. The discount and transaction fees are being amortised to interest expense over the eight-year term of the Notes. The Notes are unconditionally guaranteed by Warner Chilcott PLC, WCI's parent company.

On or after 15 February 2004 the Notes are redeemable at the option of WCI, in whole or part, prior to maturity at redemption prices which decrease annually and range from 106.3125% to 100% of the principal amount of the Notes plus accrued interest. In addition, before 15 February 2003 up to 35% of the aggregate principal amount of the Notes are redeemable at the option of WCI from the proceeds of one or more public equity offerings of the Company at a redemption price of 112.625% plus accrued interest. If the Company were to undergo a change of control, each Note holder would have the right to require that WCI repurchase the Notes at a purchase price equal to 101% of the principal amount plus accrued interest. The Note indenture limits Warner Chilcott's ability to incur or guarantee additional debt, as well as pay dividends or distributions on, or redeem or repurchase, capital stock.

3.2  REDEMPTION OF SENIOR SUBORDINATED DISCOUNT NOTES DUE 2001

On 14 February 2000 the Company prepaid all US$10,476,000 of the senior subordinated discount notes outstanding at a redemption price equal to 105% of the principal amount outstanding. The redemption premium of US$524,000 and the write-off of the deferred financing costs of US$93,000 associated with these notes are included in the extraordinary item in the Company's Statement of Operations for the three months ended 31 March 2000.

3.3  AMENDMENT TO WORKING CAPITAL CREDIT FACILITY

On 18 February 2000 WCI prepaid all amounts outstanding under its senior secured working capital credit facility. On 28 February 2000 WCI amended its credit facility to reduce the maximum amount available to US$10,000,000 from US$30,000,000 and to extend the expiration date to 2 February 2002. Warner Chilcott PLC unconditionally guaranteed WCI's obligation under the amended credit facility. Other terms of the amended credit facility, provided by PNC Business Credit, are substantially the same as the previous credit facility. The write-off of the deferred financing costs of US$114,000 associated with the previous credit facility is included in the extraordinary item in the Company's Statement of Operations for the three months ended 31 March 2000.

                                                                       =========
Financial Information on Warner Chilcott                                 GALEN
for the three months ended 31 March 2000 continued                     =========
--------------------------------------------------------------------------------

4 PRODUCT ACQUISITIONS

On 15 February 2000 the Company completed the acquisition of three branded pharmaceutical products from BMS.

The following unaudited pro forma information has been prepared as if the February 2000 acquisition of the products, the issuance of the senior notes due 2008, the early redemption of senior subordinated discount notes due 2001 and the prepayment of amounts outstanding under the working capital credit facility (see Note 3) had occurred on 1 January 1999 and does not include cost savings expected from the transactions. The unaudited pro forma information does not purport to represent Warner Chilcott's consolidated results of operations that would have been achieved had the transaction to which pro forma effect is given been consummated as the date or period indicated.

                                                               2000                                  1999
                                                      ACTUAL          PRO FORMA             ACTUAL          PRO FORMA
                                                      US$000             US$000             US$000             US$000
---------------------------------------------------------------------------------------------------------------------
Revenues                                              26,079             26,379             21,048             32,788
Income (loss) before extraordinary item                1,312             (3,686)            (1,997)               318
Earnings (loss) per share - before extraordinary
  item - Basic (US$)                                    0.11              (0.30)             (0.16)              0.03
Earnings (loss) per share - before extraordinary
  item - Diluted (US$)                                  0.10              (0.29)             (0.16)              0.03

5 SCHERING-PLOUGH AGREEMENT

During the three months ended 31 March 2000, the Company derived 15% of its total revenue from the promotion of certain branded pharmaceutical products on behalf of Schering-Plough. The Company's sales force promotes these Schering-Plough products to a targeted physician population and in turn receives a fee based on the market performance of the products. The agreement under which the Company promotes these products expires in December 2000 but may be terminated sooner by either party under certain circumstances.

Revenue from this arrangement is included in the Statement of Operations under the caption "Marketing alliance and other revenue."

6 ELAN AGREEMENTS

In March 1999 the Company reached a binding agreement with Elan Corporation, plc ("Elan") under which Elan agreed to acquire the Company's marketing rights to an extended-release nifedipine product. Under the terms of the agreement, as of 31 March 1999 Elan was obligated to make a non-refundable payment, which was received, of US$3,000,000 to the Company and such amount was recorded as revenue in the first quarter of 1999 under the caption "Marketing alliance and other revenue." In June 1999 the Company executed the definitive agreement licensing the extended-release nifedipine product to Elan and received an additional US$4,000,000 that was recorded as revenue in the second quarter of 1999. Under the agreement, additional licence fees may be earned by the Company upon the completion of certain milestones including FDA approval of the pending ANDA for the product. The Company is also entitled to receive royalties based upon revenues derived from the product. Other than the US$7,000,000 described above, the Company earned no additional fees or royalties under this agreement during the year ended 31 December 1999. During the three months ended 31 March 2000 the Company earned a milestone payment of US$2,000,000 upon the FDA approval of the ANDA for the product and US$600,000 in royalty fees, both of which are included under the caption "Marketing alliance and other revenue."

7 SALE OF VECTRIN(R)

During September 1999 the Company completed the sale of its Vectrin(R) product line including certain inventory, samples and the related FDA approval, and received US$11,000,000 in cash at closing. The Company reported a pre-tax gain of US$2,744,000 from the sale. As part of the sale and purchase agreement, the Company is also entitled to receive royalties and milestone payments based on certain future events. During the three months ended 31 March 2000 the Company earned milestone and royalty payments totalling US$2,044,000. Both the milestone and royalty revenues are included in the Statement of Operations under the caption "Marketing alliance and other revenue."

                                                                       =========
Financial Information on Warner Chilcott                                 GALEN
for the three months ended 31 March 2000 continued                     =========
--------------------------------------------------------------------------------

8 NET INCOME (LOSS) PER SHARE

Basic net income (loss) per ordinary share has been computed by dividing net income available to ordinary shareholders by the weighted average number of ordinary shares outstanding during the period. Diluted net income per ordinary share is computed by adjusting the weighted average number of ordinary shares outstanding during the period for all potentially dilutive ordinary shares outstanding during the period, and adjusting net income for any changes in income or loss that would result from the conversion of such potential ordinary shares.

The amount of dilution attributable to share options and warrants issued by the Company is computed under the treasury stock method and depends on the average market price of the Company's ordinary shares for the period. For the three months ended 31 March 2000 an additional 343,508 shares were added to the weighted average number of ordinary shares outstanding in computing diluted earnings per share. Net income used for computing diluted earnings per share was the same as that used for computing basic earnings per share for the three months ended 31 March 2000. Net loss and weighted average shares outstanding used for computing basic and diluted loss per share for the three months ended 31 March 1999 were the same. Stock options and warrants were not included in the diluted calculation since the inclusion of such shares would be antidilutive.

9 COMPREHENSIVE INCOME

In June 1997, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 130, "Reporting Comprehensive Income". Comprehensive income is defined as the total change in shareholders' equity during the period other than from transactions with shareholders. For the Company, comprehensive loss is comprised solely of net loss.

10 CONTINGENCIES

The Company is involved in various legal proceedings of a nature considered normal to its business including patent litigation, product liability and other matters. In the event of the adverse outcome of these proceedings, resulting liabilities are either covered by insurance, established reserves or, in the opinion of management, would not have a material adverse effect on the financial condition or results of operations of the Company.

11 UNITED STATES FEDERAL INCOME TAXES

The Company operates in Ireland and the United States and is subject to various taxes on income in both jurisdictions. The Company's wholly-owned United States subsidiary, Warner Chilcott, Inc., is a United States corporation and, as such, is subject to United States taxation. Ultimate utilisation or availability of net operating losses and certain deferred tax assets may be limited if a significant change in ownership occurs, as defined by rules enacted with the United States Tax Reform Act of 1986. The Company did not accrue a liability for Federal or State income taxes in the three months ended 31 March 2000 as a result of the anticipated utilisation.

PART FOUR
                                                                       =========
                                                                         GALEN
Financial Information on Galen                                         =========
--------------------------------------------------------------------------------

The financial information contained in this section does not constitute statutory accounts within the meaning of section 248 of the Companies (Northern Ireland) Order 1986. Statutory consolidated accounts of the Group for the financial years ended 30 September 1997, 1998 and 1999 received an unqualified audit opinion, did not contain a statement under section 245(2) and (3) of the Companies (Northern Ireland) Order 1986 and have been delivered to the Registrar of Companies in Belfast. PricewaterhouseCoopers, Chartered Accountants and Registered Auditors, of Royston House, Belfast, BT1 6HG, have been auditors of the Company for each of the two financial years ended 30 September 1999 and Coopers and Lybrand, Chartered Accountants, of Fanum House, Belfast, BT2 7AX, were auditors of the Company for the financial year ended 30 September 1997. No audited accounts of the Group have been prepared in respect of any period subsequent to 30 September 1999.

The financial information is extracted without material adjustment from the audited consolidated financial statements of the Group for the financial years ended 30 September 1997, 1998 and 1999.

                                                                       =========
                                                                         GALEN
Financial Information on Galen continued                               =========
--------------------------------------------------------------------------------

CONSOLIDATED PROFIT AND LOSS ACCOUNTS

FOR THE YEAR ENDED 30 SEPTEMBER:                                              1997          1998         1999
                                                               NOTES          L000          L000         L000
-------------------------------------------------------------------------------------------------------------
TURNOVER
Continuing operations                                                       39,252        48,867       64,247
Acquisitions                                                       2            --            --        2,763
-------------------------------------------------------------------------------------------------------------
TOTAL TURNOVER                                                     2        39,252        48,867       67,010
Cost of sales                                                      3        19,826        23,334       32,558
-------------------------------------------------------------------------------------------------------------
GROSS PROFIT                                                       3        19,426        25,533       34,452
NET OPERATING EXPENSES
Before exceptional item and goodwill amortisation                            8,928        11,466       15,091
Exceptional item                                                   3            --         2,731           --
Goodwill amortisation                                                           --            --          671
-------------------------------------------------------------------------------------------------------------
TOTAL NET OPERATING EXPENSES                                       3         8,928        14,197       15,762
-------------------------------------------------------------------------------------------------------------
OPERATING PROFIT
Continuing operations:
Before exceptional item                                                     10,498        14,067       18,679
Exceptional item                                                                --         2,731           --
                                                                            10,498        11,336       18,679
Acquisitions                                                                    --            --          682
Goodwill amortisation                                                           --            --         (671)
-------------------------------------------------------------------------------------------------------------
TOTAL OPERATING PROFIT                                                      10,498        11,336       18,690
Gain on disposal of intangible fixed assets                                    750            --           --
Investment income                                                  4           446         1,507          925
-------------------------------------------------------------------------------------------------------------
PROFIT ON ORDINARY ACTIVITIES BEFORE INTEREST                               11,694        12,843       19,615
Interest payable and similar charges                               5           348           939        1,210
-------------------------------------------------------------------------------------------------------------
PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION                      6        11,346        11,904       18,405
Taxation on profit on ordinary activities                          8         2,948         3,580        4,396
-------------------------------------------------------------------------------------------------------------
PROFIT ON ORDINARY ACTIVITIES AFTER TAXATION                                 8,398         8,324       14,009
Minority interests                                                24            --            12           19
-------------------------------------------------------------------------------------------------------------
PROFIT FOR THE FINANCIAL YEAR                                      9         8,398         8,312       13,990
Dividends                                                         10           427         1,535        1,915
-------------------------------------------------------------------------------------------------------------
RETAINED PROFIT FOR THE YEAR                                      22         7,971         6,777       12,075
-------------------------------------------------------------------------------------------------------------
EARNINGS PER SHARE                                                11         8.43p         7.15p       12.03p
ADJUSTED EARNINGS PER SHARE                                       11         8.43p         9.50p       12.03p
IIMR EARNINGS PER SHARE                                           11         7.68p         7.15p       12.60p
DILUTED EARNINGS PER SHARE                                        11         8.43p         7.15p       12.02p
-------------------------------------------------------------------------------------------------------------

There is no difference between the profit on ordinary activities before taxation and the profit for the year stated above and their historical cost equivalents.

                                                                       =========
                                                                         GALEN
Financial Information on Galen continued                               =========
--------------------------------------------------------------------------------

GROUP TOTAL RECOGNISED GAINS AND LOSSES

FOR THE YEAR ENDED 30 SEPTEMBER:                                               1997          1998         1999
                                                                               L000          L000         L000
--------------------------------------------------------------------------------------------------------------
Profit for the year                                                           8,416         8,312       13,990
Translation differences on foreign currency net investments                       3            17         (168)
--------------------------------------------------------------------------------------------------------------
Total recognised gains and losses relating to year                            8,419         8,329       13,822
--------------------------------------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEETS


                                                                                   1997          1998         1999
AT 30 SEPTEMBER:                                                    NOTES          L000          L000         L000
------------------------------------------------------------------------------------------------------------------
FIXED ASSETS
Intangible assets                                                      12           434           401       35,337
Tangible assets                                                        13        40,835        57,154       65,173
------------------------------------------------------------------------------------------------------------------
                                                                                 41,269        57,555      100,510
------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
Stocks                                                                 15         4,338         4,811        8,829
Debtors                                                                16         9,123        12,402       15,826
Cash at bank and in hand                                                         22,251        16,213        6,351
------------------------------------------------------------------------------------------------------------------
                                                                                 35,712        33,426       31,006
CREDITORS: amounts falling due within one year                         17        10,449        17,317       27,112
------------------------------------------------------------------------------------------------------------------
NET CURRENT ASSETS                                                               25,263        16,109        3,894
------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS LESS CURRENT LIABILITIES                                            66,532        73,664      104,404
CREDITORS: amounts falling due after more than one year                18        11,373        10,746       29,981
DEFERRED INCOME                                                        20         5,625         6,691        6,270
------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                       49,534        56,227       68,153
------------------------------------------------------------------------------------------------------------------
CAPITAL AND RESERVES
Called up share capital                                                21        12,127        12,127       12,127
Share premium account                                                  22        19,377        19,264       19,264
Profit and loss account                                                22        18,030        24,824       36,731
------------------------------------------------------------------------------------------------------------------
EQUITY SHAREHOLDERS' FUNDS                                             23        49,534        56,215       68,122
MINORITY INTERESTS - EQUITY                                            24            --            12           31
------------------------------------------------------------------------------------------------------------------
                                                                                 49,534        56,227       68,153
------------------------------------------------------------------------------------------------------------------

                                                                       =========
                                                                         GALEN
Financial Information on Galen continued                               =========
--------------------------------------------------------------------------------

CONSOLIDATED CASH FLOW STATEMENTS

                                                                                             1997          1998         1999
FOR THE YEAR ENDED 30 SEPTEMBER:                                              NOTES          L000          L000         L000
----------------------------------------------------------------------------------------------------------------------------
NET CASH INFLOW FROM OPERATING ACTIVITIES BEFORE EXCEPTIONAL ITEM                26         8,781        14,258       16,654
Exceptional abortive acquisition costs                                                         --            --       (2,692)
----------------------------------------------------------------------------------------------------------------------------
NET CASH INFLOW FROM OPERATING ACTIVITIES                                                   8,781        14,258       13,962
----------------------------------------------------------------------------------------------------------------------------
RETURNS ON INVESTMENTS AND SERVICING OF FINANCE
Interest paid                                                                                (342)         (838)      (1,057)
Interest paid on hire purchase agreements                                                      (5)           (6)         (26)
Interest received                                                                             195         1,323          724
----------------------------------------------------------------------------------------------------------------------------
                                                                                             (152)          479         (359)
----------------------------------------------------------------------------------------------------------------------------
TAXATION
UK corporation tax paid                                                                    (1,880)       (2,822)      (3,584)
----------------------------------------------------------------------------------------------------------------------------
CAPITAL EXPENDITURE AND FINANCIAL INVESTMENT
Purchase of tangible fixed assets                                                         (25,267)      (18,977)     (10,604)
Sale of tangible fixed assets                                                                   1            19           15
Purchase of intangible fixed assets                                                           (13)           --         (100)
Government grants received                                                                  2,020         1,682          566
----------------------------------------------------------------------------------------------------------------------------
                                                                                          (22,509)      (17,276)     (10,123)
----------------------------------------------------------------------------------------------------------------------------
ACQUISITIONS
Purchase of subsidiary undertakings                                              27            --            --      (23,709)
Net borrowings acquired with subsidiary undertaking                                            --            --           (6)
----------------------------------------------------------------------------------------------------------------------------
                                                                                               --            --      (23,715)
----------------------------------------------------------------------------------------------------------------------------
EQUITY DIVIDENDS PAID                                                                          --          (979)      (1,648)
----------------------------------------------------------------------------------------------------------------------------
NET CASH OUTFLOW BEFORE MANAGEMENT OF LIQUID RESOURCES AND FINANCING                      (15,760)       (6,340)     (25,467)
----------------------------------------------------------------------------------------------------------------------------
MANAGEMENT OF LIQUID RESOURCES
Decrease in short term deposits                                                           (20,000)        3,000       11,500
----------------------------------------------------------------------------------------------------------------------------
FINANCING
Issue of ordinary share capital                                                            31,900            --           --
Expenses of share issue                                                                    (1,896)         (113)          --
Loans obtained net of repayments                                                            8,566           469       14,627
Principal repayment under hire purchase agreements                                             (4)          (55)        (207)
----------------------------------------------------------------------------------------------------------------------------
                                                                                           38,566           301       14,420
----------------------------------------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN CASH IN THE YEAR                                                     2,806        (3,039)         453
----------------------------------------------------------------------------------------------------------------------------

                                                                       =========
                                                                         GALEN
Financial Information on Galen continued                               =========
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL INFORMATION

1 PRINCIPAL ACCOUNTING POLICIES

The financial information has been prepared in accordance with applicable Accounting Standards in the UK. A summary of the more important Group accounting policies, which have been applied consistently, is set out below.

BASIS OF ACCOUNTING

The financial information is prepared in accordance with the historical cost convention.

CHANGES IN ACCOUNTING PRESENTATION

FRS 13 "Derivatives and other financial instruments: disclosures" came into effect for the financial information for the year ended 30 September 1999 and the relevant disclosure is included in Note 18. The Group did not have derivative financial instruments at any time during the financial year; the disclosure is limited therefore to primary financial instruments.

FRS 14 "Earnings per share" has been adopted and consequently basic and diluted earnings per share have been calculated in accordance with the new methodology. Comparative basic and diluted earnings per share have been re-calculated on the same basis. Dividend income arising on shares in the Employee Benefit Trust which was previously included in investment income is now deducted from the aggregate of dividends paid and proposed. Comparative amounts have been restated.

BASIS OF CONSOLIDATION

The consolidated financial information incorporates the financial information of the Company and each of its subsidiaries. The results of subsidiaries sold or acquired are included in the consolidated profit and loss account up to, or from, the date control passes. Intra-Group transactions are eliminated fully on consolidation.

GOODWILL

Goodwill arising on consolidation, representing the excess of the fair value of the purchase consideration over the fair value of the identifiable net assets acquired, is accounted for as an asset and amortised over its useful economic life. This has been assessed as 20 years in relation to goodwill arising in the year.

TURNOVER

Turnover represents the invoiced value of goods and services supplied by the Group exclusive of VAT.

STOCKS

Stocks are valued at the lower of cost and net realisable value. In general, cost is determined on a first in, first out basis and includes transport and handling costs. In the case of manufactured products, cost includes all direct expenditure and overheads, based on the normal level of activity. Where necessary, provision is made for obsolete, slow moving and defective stocks.

RESEARCH AND DEVELOPMENT

Expenditure on research and development is written off in the year in which it is incurred.

INTANGIBLE ASSETS

Product licences acquired are capitalised and amortised over their estimated useful economic lives, not usually exceeding 15 years.

DEFERRED TAXATION

Tax deferred or accelerated is accounted for in respect of all material timing differences to the extent that it is probable that a liability or asset will crystallise.

                                                                       =========
                                                                         GALEN
Financial Information on Galen continued                               =========
--------------------------------------------------------------------------------

PENSION COSTS

Retirement benefits are provided for employees by a defined contribution pension scheme whereby the assets of the scheme are held separately from those of the Group in an independently administered scheme. Contributions are charged against profits as they become due.

REVENUE GRANTS

Revenue grants relating to research and development expenditure are credited to the profit and loss account in the period of receipt. Employment grants are credited in the period in which the expenditure is incurred.

CAPITAL GRANTS

Capital grants are treated as deferred income and then credited to revenue over the expected useful lives of the related assets.

TANGIBLE FIXED ASSETS

The cost of tangible fixed assets is their purchase cost together with any incidental expenses of acquisition.

No depreciation is charged on land. For all other tangible assets, depreciation is calculated on a straight line basis to write off the cost over their useful lives. The rates used are:

Buildings                                                                          2%
Plant and machinery                                                               10%
Motor vehicles                                                                    25%
Fixtures and fittings                                                       10% - 20%

HIRE PURCHASE AND FINANCE LEASES

Assets acquired under hire purchase contracts and finance lease agreements are recorded in the balance sheet as tangible fixed assets and depreciated over the shorter of their estimated useful lives and the hire term. Future instalments under such contracts, net of finance charges, are included within creditors. Rentals payable are apportioned between the finance element, which is charged to the profit and loss account as interest, and the capital element, which reduces the outstanding obligation for future instalments.

OPERATING LEASES

Costs in respect of operating leases are charged on a straight line basis over the lease term.

FOREIGN CURRENCIES

Assets, liabilities, revenues and costs denominated in foreign currencies are recorded at the rate of exchange ruling at the date of the transactions. Monetary assets and liabilities at the balance sheet date are translated at the year end rate of exchange. All exchange differences thus arising are reported as part of the results for the year. Differences on exchange arising from the re-translation of the opening net investment in subsidiaries or companies are taken to reserves.

2 SEGMENTAL ANALYSIS

The company's results are all derived from one class of business.

                                                        SALES BY      SALES BY     SALES BY      SALES BY      SALES BY     SALES BY
                                                     DESTINATION        ORIGIN  DESTINATION        ORIGIN   DESTINATION       ORIGIN
                                                            1997          1997         1998          1998          1999         1999
GEOGRAPHICAL ANALYSIS OF THE GROUP'S TURNOVER               L000          L000         L000          L000          L000         L000
------------------------------------------------------------------------------------------------------------------------------------
UK                                                        30,518        37,648       31,941        42,880        37,186       54,577
North America                                              1,986           711        8,870         5,164        19,359       11,548
Rest of world                                              6,748           893        8,056           823        10,465          885
------------------------------------------------------------------------------------------------------------------------------------
                                                          39,252        39,252       48,867        48,867        67,010       67,010
------------------------------------------------------------------------------------------------------------------------------------

                                                                       =========
                                                                         GALEN
Financial Information on Galen continued                               =========
--------------------------------------------------------------------------------

The above analysis includes the following amounts relating to acquisitions during the year ended 30 September 1999:

                                            SALES BY           SALES BY
                                         DESTINATION             ORIGIN
                                                L000               L000
-----------------------------------------------------------------------
UK                                             1,260              1,260
North America                                  1,503              1,503
-----------------------------------------------------------------------
                                               2,763              2,763

                                                                                PROFIT             PROFIT             PROFIT
                                                                                BEFORE             BEFORE             BEFORE
                                                                              TAXATION           TAXATION           TAXATION
GEOGRAPHICAL ANALYSIS OF PROFIT BEFORE TAXATION AND NET ASSETS,                   1997               1998               1999
BY TERRITORY OF ORIGIN                                                            L000               L000               L000
----------------------------------------------------------------------------------------------------------------------------
UK                                                                              12,183             12,113             17,461
North America                                                                     (490)               730              2,154
Rest of world                                                                        1                 --                 --
----------------------------------------------------------------------------------------------------------------------------
Profit before interest                                                          11,694             12,843             19,615
Interest payable                                                                  (348)              (939)            (1,210)
----------------------------------------------------------------------------------------------------------------------------
                                                                                11,346             11,904             18,405

The above analysis of profit before taxation includes the following amounts relating to acquisitions during the year ended 30 September 1999:

                                            L000
------------------------------------------------
UK                                           344
North America                                338
Profit before interest                       682
Interest payable                              --
Profit before tax                            682
------------------------------------------------

                                        NET                NET                NET
                                     ASSETS             ASSETS             ASSETS
                                       1997               1998               1999
                                       L000               L000               L000
---------------------------------------------------------------------------------
UK                                   49,860             56,557             67,280
North America                          (328)              (332)               871
Rest of world                             2                  2                  2
Net operating assets                 49,534             56,227             68,153
---------------------------------------------------------------------------------

The above analysis of net assets includes the following amounts relating to acquisitions during the year ended 30 September 1999:

                                                       L000
-----------------------------------------------------------
UK                                                      119
North America                                           881
Net assets                                            1,000
-----------------------------------------------------------

                                                                       =========
                                                                         GALEN
Financial Information on Galen continued                               =========
--------------------------------------------------------------------------------

3  COST OF SALES, GROSS PROFIT AND NET OPERATING EXPENSES

                                                                                  1997               1998               1999
                                                                                  L000               L000               L000
----------------------------------------------------------------------------------------------------------------------------
Turnover                                                                        39,252             48,867             67,010
Cost of sales                                                                   19,826             23,334             32,558
Gross profit                                                                    19,426             25,533             34,452
Distribution costs                                                               4,300              5,254              6,766
Administrative expenses before exceptional item and goodwill amortisation        5,664              7,544              9,616
Exceptional administrative expenses                                                 --              2,731                 --
Goodwill amortisation                                                               --                 --                671
Total administrative expenses                                                    5,664             10,275             10,287
Other operating income                                                          (1,036)            (1,332)            (1,291)
Net operating expenses                                                           8,928             14,197             15,762
Group operating profit                                                          10,498             11,336             18,690
----------------------------------------------------------------------------------------------------------------------------

The exceptional item in 1998 related to the abortive costs of the proposed acquisition of Ferring AB.

Cost of sales, gross profit, distribution costs and administrative expenses include, in respect of subsidiary undertakings acquired during the year ended 30 September 1999, "1,320,000, "1,443,000, "22,000 and "739,000 respectively.

4 INVESTMENT INCOME

                                                     1997               1998               1999
                                                     L000               L000               L000
-----------------------------------------------------------------------------------------------
Interest on bank deposits                             446              1,507                925
-----------------------------------------------------------------------------------------------

5  INTEREST PAYABLE AND SIMILAR CHARGES

                                                    1997               1998               1999
                                                    L000               L000               L000
----------------------------------------------------------------------------------------------
On bank loans and overdrafts                         343                933              1,184
On hire purchase agreements                            5                  6                 26
----------------------------------------------------------------------------------------------
                                                     348                939              1,210
----------------------------------------------------------------------------------------------

                                                                       =========
                                                                         GALEN
Financial Information on Galen continued                               =========
--------------------------------------------------------------------------------

6  PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION

                                                                         1997               1998               1999
PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION IS AFTER CHARGING:         L000               L000               L000
-------------------------------------------------------------------------------------------------------------------
Depreciation - tangible fixed assets - owned                            1,298              1,952              2,940
             - hire purchase and lease                                     21                 45                 86
             - intangible fixed assets                                     32                 33                 36
Amortisation of goodwill                                                   --                 --                671
Auditors' remuneration - for audit                                         25                 27                 35
                       - other services                                    12                214                 58
Research and development expenditure                                    2,273              3,059              3,978
Hire of plant and machinery - operating leases                            271                270                359
Hire of other assets - operating leases
  and after crediting:                                                     53                 69                237
-------------------------------------------------------------------------------------------------------------------
Transfer from capital grants reserve                                      436                616                987
Revenue grants                                                          1,036              1,331              1,291
-------------------------------------------------------------------------------------------------------------------

AUDITORS' REMUNERATION - OTHER SERVICES

The 1999 total includes L12,000 in relation to consultancy (1998: Lnil, 1997:
Lnil) with the balance consisting of taxation services and grants certification. The comparative amount included L203,000 in relation to corporate finance due diligence.

The auditors also received remuneration during 1999 for non-audit services not charged to the profit and loss account totalling L18,000 (1998: Lnil, 1997:
L175,000).

7 DIRECTORS' EMOLUMENTS AND EMPLOYEE INFORMATION

                                                                                1997               1998               1999
DIRECTORS' EMOLUMENTS                                                           L000               L000               L000
--------------------------------------------------------------------------------------------------------------------------
Aggregate emoluments                                                             440                502                655
Company pension contributions to defined contribution schemes                     56                 57                 59
--------------------------------------------------------------------------------------------------------------------------

Retirement benefits are accruing to three Directors (1998: three, 1997: three) under the Group's defined contribution schemes.

                                                                                1997               1998               1999
HIGHEST PAID DIRECTOR                                                           L000               L000               L000
--------------------------------------------------------------------------------------------------------------------------
Aggregate emoluments                                                             156                167                226
Company pension contributions to defined contribution schemes                     25                 25                 25
--------------------------------------------------------------------------------------------------------------------------

Details of individual Directors' emoluments for the year ended 30 September 1997 are as follows:

                              AJ MCCLAY            JA KING         RG ELLIOTT       AD ARMSTRONG              TOTAL
EXECUTIVE DIRECTORS                L000               L000               L000               L000               L000
-------------------------------------------------------------------------------------------------------------------
Salary                               50                150                125                 67                392
Benefits                              3                  6                  6                  3                 18
Pension contributions                --                 25                 25                  5                 55
-------------------------------------------------------------------------------------------------------------------
1997 total                           53                181                156                 75                465
-------------------------------------------------------------------------------------------------------------------

                                                                       =========
                                                                         GALEN
Financial Information on Galen continued                               =========
--------------------------------------------------------------------------------

Details of individual Directors' emoluments for the year ended 30 September 1998 are as follows:

                                AJ MCCLAY            JA KING         RG ELLIOTT       AD ARMSTRONG              TOTAL
EXECUTIVE DIRECTORS                  L000               L000               L000               L000               L000
---------------------------------------------------------------------------------------------------------------------
Salary                                 50                158                131                 86                425
Benefits                                6                  9                  9                  5                 29
Pension contributions                  --                 25                 25                  7                 57
---------------------------------------------------------------------------------------------------------------------
1998 total                             56                192                165                 98                511
---------------------------------------------------------------------------------------------------------------------

Details of individual Directors' emoluments for the year ended 30 September 1999 are as follows:

                                 AJ MCCLAY            JA KING         RG ELLIOTT       AD ARMSTRONG              TOTAL
EXECUTIVE DIRECTORS                   L000               L000               L000               L000               L000
----------------------------------------------------------------------------------------------------------------------
Salary                                  50                195                150                105                500
Bonus                                   --                 20                 20                 20                 60
Benefits                                 8                 11                 11                  5                 35
Pension contributions                   --                 25                 25                  9                 59
----------------------------------------------------------------------------------------------------------------------
1999 total                              58                251                206                139                654
----------------------------------------------------------------------------------------------------------------------

                                             FEES               FEES               FEES
                                             1997               1998               1999
NON-EXECUTIVE DIRECTORS                      L000               L000               L000
---------------------------------------------------------------------------------------
H A Ennis                                      18                 20                 20
D Gibbons                                      12                 20                 20
M G Carter                                     --                  8                 20
---------------------------------------------------------------------------------------
                                               30                 48                 60
---------------------------------------------------------------------------------------

EMPLOYEE INFORMATION

The average monthly number of persons (including Executive Directors) employed by the Group during the year was:

                                                    1997               1998               1999
                                                  NUMBER             NUMBER             NUMBER
----------------------------------------------------------------------------------------------
Administration staff                                  87                112                133
Other staff                                          564                676                896
----------------------------------------------------------------------------------------------
                                                     651                788              1,029
----------------------------------------------------------------------------------------------

                                                    1997               1998               1999
STAFF COSTS (FOR THE ABOVE PERSONS)                 L000               L000               L000
----------------------------------------------------------------------------------------------
Wages and salaries                                 8,324             11,285             16,550
Social security costs                                710              1,222              1,483
Other pension costs                                  137                191                373
----------------------------------------------------------------------------------------------
                                                   9,171             12,698             18,406
----------------------------------------------------------------------------------------------

                                                                       =========
                                                                         GALEN
Financial Information on Galen continued                               =========
--------------------------------------------------------------------------------

8  TAX ON PROFIT ON ORDINARY ACTIVITIES

                                                                          1997               1998               1999
                                                                          L000               L000               L000
--------------------------------------------------------------------------------------------------------------------
United Kingdom corporation tax at 30.5% (1998: 31%) (1997: 32%)
Current                                                                  2,971              3,584              4,396
Adjustment to previous year                                                (23)                (4)                --
--------------------------------------------------------------------------------------------------------------------
                                                                         2,948              3,580              4,396
--------------------------------------------------------------------------------------------------------------------

The charge for the year has been reduced by L1,529,000 (1998: L1,351,000, 1997:
L1,052,000) as a result of timing differences on which deferred taxation has not been provided and by L301,000 (1998: L192,000, 1997: L106,000) as a result of non-taxable grant transfers.

9  PROFIT FOR THE FINANCIAL YEAR

As permitted by the Companies (Northern Ireland) Order 1986 the parent company's profit and loss account has not been included in this financial information. The parent company's profit for the financial year was L2,130,000 (1998: L2,428,000, 1997: L3,773,000).

10 DIVIDENDS

                                                                                1997               1998        1999
                                                                                L000               L000        L000
--------------------------------------------------------------------------------------------------------------------------
Final dividend proposed of 1.10p per share (1998: 0.88p, 1997: 0.367p)           445              1,067              1,334
Interim dividend paid of 0.55p per share (1998: 0.44p, 1997: nil)                 --                534                667
--------------------------------------------------------------------------------------------------------------------------
Total ordinary dividends on equity shares                                        445              1,601              2,001
Less amounts in respect of shares held by Galen Employee Benefit Trust            18                 66                 86
--------------------------------------------------------------------------------------------------------------------------
                                                                                 427              1,535              1,915
--------------------------------------------------------------------------------------------------------------------------

11  EARNINGS PER SHARE

EARNINGS PER ORDINARY SHARE is based on profit for the financial year of "13,990,135 (1998: "8,311,943, 1997: "8,398,233) and on 116,329,438 ordinary shares (1998: 116,266,390, 1997: 99,777,454), the weighted average number of ordinary shares in issue during the year, excluding those held in the employee share trust which are treated as cancelled.

ADJUSTED EARNINGS PER SHARE figures reflecting the results before the impact of abortive acquisition costs have been calculated in addition to the earnings per share required by FRS 14, since in the opinion of the Directors, this will allow the shareholders to gain a clearer understanding of the underlying trading performance of the Group.

                                                                                  1997               1998               1999
                                                                             PENCE PER          PENCE PER          PENCE PER
                                                                                 SHARE              SHARE              SHARE
----------------------------------------------------------------------------------------------------------------------------
Earnings per ordinary share                                                       8.43               7.15              12.03
Adjustment in relation to loss arising from abortive acquisition costs              --               2.35                 --
----------------------------------------------------------------------------------------------------------------------------
Adjusted earnings per share                                                       8.43               9.50              12.03
----------------------------------------------------------------------------------------------------------------------------

                                                                       =========
                                                                         GALEN
Financial Information on Galen continued                               =========
--------------------------------------------------------------------------------

HEADLINE EARNINGS PER SHARE, a measure recommended by the Institute of Investment Management and Research (the "IIMR"), adjusts standard earnings per share to eliminate items of a capital nature.

                                                                                   1997               1998               1999
                                                                              PENCE PER          PENCE PER          PENCE PER
                                                                                  SHARE              SHARE              SHARE
-----------------------------------------------------------------------------------------------------------------------------
Earnings per ordinary share                                                        8.43               7.15              12.03
Goodwill amortisation                                                                --                 --               0.57
Gain on sale of intangible fixed assets                                           (0.75)                --                 --
-----------------------------------------------------------------------------------------------------------------------------
IIMR earnings per share                                                            7.68               7.15              12.60
-----------------------------------------------------------------------------------------------------------------------------

DILUTED EARNINGS PER SHARE is calculated on profit for the financial year of "13,990,135 (1998: "8,311,943, 1997: "8,398,233) and on an adjusted number of shares of 116,389,609 (1998: 116,266,390, 1997: 99,777,454) reflecting the number of dilutive shares under option as follows:

                                                                                   1997               1998               1999
                                                                              PENCE PER          PENCE PER          PENCE PER
                                                                                  SHARE              SHARE              SHARE
-----------------------------------------------------------------------------------------------------------------------------
Basic EPS                                                                          8.43               7.15              12.03
Effect of dilutive securities (1999: 60,171 options, 1998: nil, 1997: nil)           --                 --              (0.01)
-----------------------------------------------------------------------------------------------------------------------------
Diluted EPS                                                                        8.43               7.15              12.02
-----------------------------------------------------------------------------------------------------------------------------

12  INTANGIBLE FIXED ASSETS

                                                                      PRODUCT
                                                  GOODWILL           LICENCES              TOTAL
GROUP                                                 L000               L000               L000
------------------------------------------------------------------------------------------------
COST
At 1 October 1996                                       --                477                477
Additions                                               --                 13                 13
------------------------------------------------------------------------------------------------
At 1 October 1997 and 1998                              --                490                490
Additions                                           35,543                100             35,643
------------------------------------------------------------------------------------------------
At 30 September 1999                                35,543                590             36,133
------------------------------------------------------------------------------------------------
DEPRECIATION
At 1 October 1996                                       --                 24                 24
Charge for year                                         --                 32                 32
------------------------------------------------------------------------------------------------
At 1 October 1997                                       --                 56                 56
Charge for year                                         --                 33                 33
------------------------------------------------------------------------------------------------
At 1 October 1998                                       --                 89                 89
Charge for year                                        671                 36                707
------------------------------------------------------------------------------------------------
At 30 September 1999                                   671                125                796
------------------------------------------------------------------------------------------------
NET BOOK VALUE
At 30 September 1999                                34,872                465             35,337
------------------------------------------------------------------------------------------------
At 30 September 1998                                    --                401                401
------------------------------------------------------------------------------------------------
At 30 September 1997                                    --                434                434
------------------------------------------------------------------------------------------------

                                                                       =========
                                                                         GALEN
Financial Information on Galen continued                               =========
--------------------------------------------------------------------------------

13  TANGIBLE FIXED ASSETS

                                                                     FIXTURES
                               LAND AND          PLANT AND                AND              MOTOR
                              BUILDINGS          MACHINERY           FITTINGS           VEHICLES              TOTAL
GROUP                              L000               L000               L000               L000               L000
-------------------------------------------------------------------------------------------------------------------
COST
At 1 October 1996                 6,774             11,061              2,160                176             20,171
Additions                        21,199              3,556              2,119                167             27,041
Disposals                            --                (20)                (3)                (7)               (30)
-------------------------------------------------------------------------------------------------------------------
At 30 September 1997             27,973             14,597              4,276                336             47,182
Currency adjustment               (329)                (57)               (65)                (5)              (456)
Additions                        11,211              4,539              2,961                 78             18,789
Disposals                            --                 --                 --                (44)               (44)
-------------------------------------------------------------------------------------------------------------------
AT 30 SEPTEMBER 1998             38,855             19,079              7,172                365             65,471
-------------------------------------------------------------------------------------------------------------------
CURRENCY ADJUSTMENT                 263                 62                 70                  4                399
Acquisitions                         --                 --                181                 --                181
Additions                         2,822              6,030              1,602                 42             10,496
Disposals                            --                 --                 --                (28)               (28)
-------------------------------------------------------------------------------------------------------------------
AT 30 SEPTEMBER 1999             41,940             25,171              9,025                383             76,519
-------------------------------------------------------------------------------------------------------------------
DEPRECIATION
At 1 October 1996                   588              3,796                585                 85              5,054
Charge for year                     103                819                335                 62              1,319
Eliminated on disposal               --                (19)                --                 (7)               (26)
-------------------------------------------------------------------------------------------------------------------
At 30 September 1997                691              4,596                920                140              6,347
Currency adjustment                  (1)                (1)                (1)                (1)                (4)
Charge for year                     220              1,080                629                 68              1,997
Eliminated on disposal               --                 --                 --                (23)               (23)
-------------------------------------------------------------------------------------------------------------------
AT 30 SEPTEMBER 1998                910              5,675              1,548                184              8,317
-------------------------------------------------------------------------------------------------------------------
CURRENCY ADJUSTMENT                   4                  3                  6                  1                 14
Charge for year                     482              1,495                976                 73              3,026
Eliminated on disposal               --                 --                 --                (11)               (11)
-------------------------------------------------------------------------------------------------------------------
AT 30 SEPTEMBER 1999              1,396              7,173              2,530                247             11,346
-------------------------------------------------------------------------------------------------------------------
NET BOOK VALUE
AT 30 SEPTEMBER 1999             40,544             17,998              6,495                136             65,173
-------------------------------------------------------------------------------------------------------------------
At 30 September 1998             37,945             13,404              5,624                181             57,154
-------------------------------------------------------------------------------------------------------------------
At 30 September 1997             27,282             10,001              3,356                196             40,835
-------------------------------------------------------------------------------------------------------------------

The net book value of tangible fixed assets includes an amount of L663,114 (1998: L612,853, 1997: L37,504) in respect of assets held under hire purchase agreements.

                                                              1997               1998               1999
LAND AND BUILDINGS AT NET BOOK VALUE COMPRISES:               L000               L000               L000
--------------------------------------------------------------------------------------------------------
Freehold property                                           17,576             21,006             22,195
Long leasehold property                                      9,706             16,939             18,349
--------------------------------------------------------------------------------------------------------
                                                            27,282             37,945             40,544
--------------------------------------------------------------------------------------------------------

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                                                                       =========
                                                                         GALEN
Financial Information on Galen continued                               =========
--------------------------------------------------------------------------------

14  FIXED ASSET INVESTMENTS

                                                                        INTEREST IN
                                                                              GROUP
                                                                       UNDERTAKINGS
COMPANY                                                                        L000
-----------------------------------------------------------------------------------
Cost or valuation
At 1 October 1997 and 1998 and 30 September 1999                                412
-----------------------------------------------------------------------------------
Amounts written off
At 1 October 1997 and 1998 and 30 September 1999                                 --
-----------------------------------------------------------------------------------
Net book value
At 30 September 1999                                                            412
-----------------------------------------------------------------------------------
At 30 September 1997 and 1998                                                   412
-----------------------------------------------------------------------------------

The following information relates to those subsidiary undertakings whose results or financial position, in the opinion of the Directors, principally affected the figures of the Group:

                                                   COUNTRY OF INCORPORATION             CLASS OF SHARE     GROUP     COMPANY
                                                                                                       PROPORTION OF ISSUED
                                                                                                          SHARES HELD BY
----------------------------------------------------------------------------------------------------------------------------
Galen Limited                                              Northern Ireland         Ordinary--1 shares      100%          --
Quchem Limited                                             Northern Ireland         Ordinary--1 shares       76%          --
Galen Chemicals Limited                                 Republic of Ireland         Ordinary--1 shares      100%          --
Galen, Inc.                                        United States of America            Common $1 stock        --        100%
Bartholomew Rhodes Limited                                    Great Britain         Ordinary--1 shares      100%          --
Interactive Clinical Technologies Inc.             United States of America            Common $1 stock      100%          --
J Dana Associates Inc.                             United States of America            Common $1 stock      100%          --
----------------------------------------------------------------------------------------------------------------------------

15  STOCKS

                                                  1997               1998               1999
                                                  L000               L000               L000
--------------------------------------------------------------------------------------------
Raw materials and consumables                    2,642              3,623              5,673
Finished goods                                   1,696              1,188              3,156
--------------------------------------------------------------------------------------------
                                                 4,338              4,811              8,829
--------------------------------------------------------------------------------------------

16  DEBTORS

                                                              1997               1998               1999
                                                              L000               L000               L000
--------------------------------------------------------------------------------------------------------
AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR:
Advance corporation tax recoverable                            111                267                 --
AMOUNTS FALLING DUE WITHIN ONE YEAR:
Trade debtors                                                7,405             10,439             14,457
Other debtors                                                1,192              1,248                658
Prepayments and accrued income                                 415                448                711
--------------------------------------------------------------------------------------------------------
                                                             9,123             12,402             15,826
--------------------------------------------------------------------------------------------------------

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                                                                       =========
                                                                         GALEN
Financial Information on Galen continued                               =========
--------------------------------------------------------------------------------

17  CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

                                                           1997               1998               1999
                                                           L000               L000               L000
-----------------------------------------------------------------------------------------------------
Bank loans and overdrafts                                   597              1,559              8,663
Obligations under hire purchase agreements                   13                181                217
Trade creditors                                           2,663              4,104              7,125
Corporation tax                                           3,045              3,959              4,203
Other taxation and social security                          339                620              1,124
Other creditors                                           2,315              1,671              1,026
Accruals and deferred income                              1,032              4,156              1,597
Dividend proposed                                           445              1,067              1,334
Deferred consideration                                       --                 --              1,823
-----------------------------------------------------------------------------------------------------
                                                         10,449             17,317             27,112
-----------------------------------------------------------------------------------------------------

18  CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR

                                                          1997               1998               1999
                                                          L000               L000               L000
----------------------------------------------------------------------------------------------------
Bank loans                                              11,022             10,114             19,134
Obligations under hire purchase contracts                   26                307                193
Other creditors                                            325                325                325
Contingent consideration (note 27)                          --                 --             10,329
----------------------------------------------------------------------------------------------------
                                                        11,373             10,746             29,981
----------------------------------------------------------------------------------------------------

                                                          1997               1998               1999
BANK LOANS                                                L000               L000               L000
----------------------------------------------------------------------------------------------------
Repayable as follows:
In one year or less                                        597              1,559              7,477
Between one and two years                                1,513              1,873              4,040
Between two and five years                               4,476              5,064             10,486
In five years or more                                    5,033              3,177              4,608
----------------------------------------------------------------------------------------------------
                                                        11,619             11,673             26,611
----------------------------------------------------------------------------------------------------

The terms of bank loans which are partly repayable in more than five years are as follows:

- 9.06 per cent. fixed rate repayable over ten years by equal quarterly instalments.

- LIBOR plus 0.75 per cent. variable rate loan repayable over seven years by equal quarterly instalments.

Circular and cross guarantees and indemnities are in place in relation to certain Group banking facilities.

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                                                                       =========
                                                                         GALEN
Financial Information on Galen continued                               =========
--------------------------------------------------------------------------------

HIRE PURCHASE AND FINANCE LEASE AGREEMENTS

                                                                            1997               1998               1999
THE NET HIRE PURCHASE OBLIGATIONS TO WHICH THE GROUP IS COMMITTED           L000               L000               L000
----------------------------------------------------------------------------------------------------------------------
In one year or less                                                           13                181                217
Between one and two years                                                     13                181                164
Between two and five years                                                    13                126                 29
----------------------------------------------------------------------------------------------------------------------
                                                                              39                488                410
----------------------------------------------------------------------------------------------------------------------

FINANCIAL INSTRUMENTS

The Group's financial instruments comprise borrowings, its cash and liquid resources, and other current assets and liabilities that arise directly from its operations. The main purpose of these financial instruments is to raise finance for the Group's operations.

The Group has not entered into derivatives transactions during the year as interest rate and currency risks arising from the Group's operations and its sources of finance to date have not been significant.

GROUP POLICY

The main risks arising from the Group's financial instruments are interest rate risk, liquidity risk and foreign currency risk. The Board reviews and agrees policies for managing each of these risks and they are summarised below. These policies have remained unchanged from the previous year.

INTEREST RATE RISK

The Group finances its operations through a mixture of retained profits and bank borrowings. The Group borrows in the desired currencies at both fixed and floating rates of interest. As the Group's balance sheet has until recently been ungeared there has not been a need to use interest rate swaps or other derivative instruments to manage the risk. At the year end 3% of the Group's borrowings were at fixed rates.

LIQUIDITY RISK

As regards liquidity, the Group's policy is to maintain a balanced spread of maturity to ensure continuity of funding. At the year end, 69 per cent. of the Group's borrowings were due to mature in more than two years and 21 per cent. in more than five years. Short term flexibility is achieved by overdraft facilities.

FOREIGN CURRENCY RISK

The Group's overseas subsidiaries operate in the USA and their revenues and expenses are denominated exclusively in US dollars. As the net assets of these subsidiaries have not been material in Group terms no financial instruments have been used to hedge the net investment against movements in the US dollar/sterling exchange rate. This exposure will continue to be monitored as the scale of the Group's overseas operations expands in the coming years.

All sales of the UK businesses are denominated in sterling.

INTEREST RATE RISK PROFILE OF FINANCIAL ASSETS AND FINANCIAL LIABILITIES

Short term debtors and creditors have been excluded from all the following disclosures.

FINANCIAL ASSETS

The Group's financial assets, other than short term debtors, consist of sterling cash deposits and cash at bank.

At 30 September 1999 sterling cash deposits amounted to "5,500,000. These comprise deposits placed on money markets at three month rolling rates. Cash at bank, which at the year end, amounted to "850,000 is held in sterling and US dollars.

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                                                                       =========
                                                                         GALEN
Financial Information on Galen continued                               =========
--------------------------------------------------------------------------------

FINANCIAL LIABILITIES

The interest rate profile of the Group's financial liabilities at 30 September 1999 was:

                                                                                                      FINANCIAL LIABILITIES
                                                         FLOATING RATE                   FIXED RATE             ON WHICH NO
                                        TOTAL    FINANCIAL LIABILITIES        FINANCIAL LIABILITIES        INTEREST IS PAID
CURRENCY                                 L000                     L000                         L000                    L000
---------------------------------------------------------------------------------------------------------------------------
Sterling                               17,291                   16,088                          878                     325
US dollar                              23,393                   11,241                           --                  12,152
---------------------------------------------------------------------------------------------------------------------------
Total                                  40,684                   27,329                          878                  12,477
---------------------------------------------------------------------------------------------------------------------------

                                                                                                            Financial liabilities on
                                 Fixed rate financial liabilities       Fixed rate financial liabilities   which no interest is paid
                                        Weighted average interest                Weighted average period     Weighted average period
                                                             rate                for which rate is fixed              until maturity
                                                                %                                  Years                       Years
------------------------------------------------------------------------------------------------------------------------------------
Sterling                                                        9                                     10                         --
US dollar                                                      --                                     --                          2
------------------------------------------------------------------------------------------------------------------------------------

The floating rate financial liabilities comprise:

- sterling denominated bank borrowings and overdrafts that bear interest at rates based on LIBOR; and

- US dollar denominated bank borrowings that bear interest at rates based on LIBOR.

CURRENCY EXPOSURES

Group companies do not normally carry monetary assets and liabilities in currencies other than their local currency. Forward foreign exchange contracts are used when required to hedge specific future purchases. The only currency exposure at 30 September 1999 arises from the Group's net investment in its USA subsidiaries, and gains and losses arising on net investments overseas are recognised in the statement of total recognised gains and losses.

MATURITY OF FINANCIAL LIABILITIES

The maturity profile of the Group's financial liabilities, other than short term creditors and accruals, at 30 September 1999 was as follows:

                                                                                       Finance              Other
                                                                       Bank        leases/hire          financial
                                                                       debt           purchase        liabilities              Total
                                                                       L000               L000               L000               L000
------------------------------------------------------------------------------------------------------------------------------------
In one year or less, or on demand                                     8,663                218              1,823             10,704
In more than one year but not more than two years                     4,040                164              3,873              8,077
In more than two years but not more than five years                  10,486                 29              6,456             16,971
In more than five years                                               4,608                 --                 --              4,608
------------------------------------------------------------------------------------------------------------------------------------
                                                                     27,797                411             12,152             40,360
------------------------------------------------------------------------------------------------------------------------------------

Other financial liabilities relate to deferred and contingent consideration in relation to acquisitions.

                                                                       =========
                                                                         GALEN
Financial Information on Galen continued                               =========
--------------------------------------------------------------------------------

BORROWING FACILITIES

The Group has undrawn committed borrowing facilities. The facilities available, but undrawn, at 30 September 1999 in respect of which all conditions precedent had been met were as follows:

                                                                                        L000
--------------------------------------------------------------------------------------------
Expiring in one year or less                                                          11,658
--------------------------------------------------------------------------------------------

FAIR VALUES OF FINANCIAL ASSETS AND FINANCIAL LIABILITIES

Set out below is a comparison by category of book values and fair values of the Group's financial assets and liabilities as at 30 September 1999.

                                                                                           Book               Fair
                                                                                          value              value
Primary financial instruments held or issued to finance the Group's operations             L000               L000
------------------------------------------------------------------------------------------------------------------
Short term borrowings                                                                     8,881              8,881
Long term borrowings                                                                     19,327             20,205
Other financial liabilities                                                              12,152             11,657
Financial assets                                                                          6,350              6,350
------------------------------------------------------------------------------------------------------------------

The fair values shown above have been assessed by calculating discounted cash flows that would arise if the commitments at 30 September 1999 had been entered into at market rates at that time.

19 DEFERRED TAXATION

Deferred taxation provided in the financial information, and the amount unprovided of the total potential liability, are as follows:

                                                            Provision made                        Amount unprovided
                                                   1997          1998         1999          1997          1998         1999
                                                   L000          L000         L000          L000          L000         L000
---------------------------------------------------------------------------------------------------------------------------
Excess of tax allowances over depreciation           --            --           --         2,425         3,827        5,323
---------------------------------------------------------------------------------------------------------------------------

The extent of the Group's budgeted capital expenditure means that depreciation on qualifying fixed assets will not exceed capital allowances claimed in the foreseeable future and on these grounds no deferred taxation provision is deemed necessary by the Directors.

20 DEFERRED INCOME

GOVERNMENT GRANTS                                                                      L000
-------------------------------------------------------------------------------------------
At 1 October 1997                                                                     5,625
Receivable in the year                                                                1,682
Released to profit and loss account                                                    (616)
-------------------------------------------------------------------------------------------
AT 30 SEPTEMBER 1998                                                                  6,691
-------------------------------------------------------------------------------------------
Receivable in the year                                                                  566
Released to profit and loss account                                                    (987)
-------------------------------------------------------------------------------------------
AT 30 SEPTEMBER 1998                                                                  6,270
-------------------------------------------------------------------------------------------

                                                                       =========
                                                                         GALEN
Financial Information on Galen continued                               =========
--------------------------------------------------------------------------------

21  CALLED UP SHARE CAPITAL

                                                 1997         1998        1999
                                                 L000         L000        L000
--------------------------------------------------------------------------------
AUTHORISED
170,000,000 ordinary shares of 10p each         17,000       17,000       17,000
--------------------------------------------------------------------------------
ALLOTTED, CALLED UP AND FULLY PAID
121,266,652 ordinary shares of 10p each         12,127       12,127       12,127
--------------------------------------------------------------------------------

22  SHARE PREMIUM ACCOUNT AND RESERVES

                                                    Share       Profit
                                                  premium     and loss
                                                  account      account
                                                     L000         L000
----------------------------------------------------------------------
AT 1 OCTOBER 1996                                   1,367       10,062
----------------------------------------------------------------------
Arising on share issue                             29,773           --
Issue costs                                        (1,896)          --
Bonus issue capitalisation                         (9,867)          --
Retained profit for the year                           --        7,971
Exchange differences arising on consolidation          --           (3)
----------------------------------------------------------------------
AT 30 SEPTEMBER 1997                               19,377       18,030
----------------------------------------------------------------------
1997 share issue costs                               (113)          --
Retained profit for the year                           --        6,777
Exchange differences arising on consolidation          --           17
----------------------------------------------------------------------
AT 30 SEPTEMBER 1998                               19,264       24,824
----------------------------------------------------------------------
Retained profit for the year                           --       12,075
Exchange differences arising on consolidation          --         (168)
----------------------------------------------------------------------
AT 30 SEPTEMBER 1999                               19,264       36,731
----------------------------------------------------------------------

SHARE OPTION SCHEMES

The following share option schemes were established in 1997:

    The Galen Approved Executive Share Option Scheme

    The Galen Unapproved Executive Share Option Scheme

    The Galen Savings Related Share Option Scheme

    The Galen Inc Employee Stock Purchase Scheme

                                                                       =========
                                                                         GALEN
Financial Information on Galen continued                               =========
--------------------------------------------------------------------------------

Details of options issued during the three years ended 30 September 1999 are as follows:

                                 At 1         Options          Options            At 30
                              October         granted        exercised        September        Exercise        Exercise
                                 1998         in year          in year             1999           price          period
-----------------------------------------------------------------------------------------------------------------------
Unapproved scheme
                                   --          25,003               --           25,003          L3.60        2001-2008
                                   --         112,123               --          112,123          L3.925       2001-2008
                                   --         160,609               --          160,609          L4.475       2002-2009
Approved scheme
                                   --          74,997               --           74,997          L3.60        2001-2008
                                   --          14,583               --           14,583          L3.925       2001-2008
                                   --          20,109               --           20,109          L4.475       2002-2009
-----------------------------------------------------------------------------------------------------------------------

THE GALEN EMPLOYEE BENEFIT TRUST

The Galen Holdings PLC Employee Benefit Trust was established in June 1997. The trustee is Galen Trustees Limited, a subsidiary of Galen Holdings PLC. It is a discretionary trust for the benefit of employees and former employees of the Group, including Directors, and may be used inter alia, to meet obligations under the Executive Share Option Schemes, the Savings Related Option Scheme, or any other share scheme established by any Group Company. Dividends have not been waived by the Trust. Dividend income is included in the Group's profit and loss account by way of reduction of the total dividend charge. Dr McClay, who cannot be a beneficiary of the Trust, gifted 5,000,262 ordinary shares to the Trust on its establishment. At the year end the 4,922,481 shares held by the Trust were valued at L26,458,335. Other income and costs of the Trust are incorporated into the financial information where applicable.

23  RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS' FUNDS

                                      1997         1998         1999
                                      L000         L000         L000
--------------------------------------------------------------------
Opening shareholders' funds         11,562       49,534       56,215
Share issue including premiums      30,004         (112)          --
Profit for the financial year        8,416        8,377       13,990
Dividends                             (445)      (1,601)      (1,915)
Exchange difference                      3           17         (168)
--------------------------------------------------------------------
CLOSING SHAREHOLDERS' FUNDS         49,534       56,215       68,122
--------------------------------------------------------------------

24  MINORITY INTERESTS

                                                              L000
------------------------------------------------------------------
At 1 October 1996 and 1997                                      --
Profit and loss account                                         12
------------------------------------------------------------------
AT 30 SEPTEMBER 1998                                            12
Profit and loss account                                         19
------------------------------------------------------------------
AT 30 SEPTEMBER 1999                                            31
------------------------------------------------------------------

                                                                       =========
                                                                         GALEN
Financial Information on Galen continued                               =========
--------------------------------------------------------------------------------


25  RECONCILIATION OF NET CASH FLOW TO MOVEMENT IN NET FUNDS/(DEBT)

                                                                            1997         1998         1999
                                                                            L000         L000         L000
----------------------------------------------------------------------------------------------------------
Increase/(decrease) in cash in the period                                  2,806       (3,039)         453
Cash inflow from movement in liquid resources                             20,000       (3,000)     (11,500)
Cash inflow from increase in debt and hire purchase financing             (8,562)        (414)     (14,420)
----------------------------------------------------------------------------------------------------------
Change in net funds resulting from cash flows                             14,244       (6,453)     (25,467)
Exchange movement                                                             --          417         (311)
New hire purchase agreements                                                 (39)        (506)         (80)
Lease obligations assumed on acquisition                                      --           --          (49)
----------------------------------------------------------------------------------------------------------
Movement in net funds in the year                                         14,205       (6,542)     (25,907)
Net opening funds                                                         (3,612)      10,593        4,051
----------------------------------------------------------------------------------------------------------
NET CLOSING DEBT                                                          10,593        4,051      (21,856)
----------------------------------------------------------------------------------------------------------

                                       AT 1                                  OTHER        AT 30
                                    OCTOBER                  EXCHANGE     NON-CASH    SEPTEMBER
                                       1996    CASH FLOW     MOVEMENT     MOVEMENT         1997
ANALYSIS OF NET FUNDS                  L000         L000         L000         L000         L000
-----------------------------------------------------------------------------------------------
Cash at bank and in hand                138        2,113           --           --        2,251
Bank overdraft                         (693)         693           --           --           --
-----------------------------------------------------------------------------------------------
                                                   2,806
-----------------------------------------------------------------------------------------------
Liquid resources
Short term deposits                      --       20,000           --           --       20,000
-----------------------------------------------------------------------------------------------
Loans less than one year               (611)          14           --           --         (597)
Loans greater than one year          (2,442)      (8,580)          --           --      (11,022)
Hire purchase and finance lease
  obligations                            (4)           4           --          (39)         (39)
-----------------------------------------------------------------------------------------------
                                                  (8,562)
-----------------------------------------------------------------------------------------------
                                     (3,612)      14,244           --          (39)      10,593
-----------------------------------------------------------------------------------------------

                                       AT 1                                  OTHER        AT 30
                                    OCTOBER                  EXCHANGE     NON-CASH    SEPTEMBER
                                       1997    CASH FLOW     MOVEMENT     MOVEMENT         1998
ANALYSIS OF NET FUNDS                  L000         L000         L000         L000         L000
-----------------------------------------------------------------------------------------------
Cash at bank and in hand              2,251       (2,251)          --           --           --
Bank overdraft                           --         (787)          --           --         (787)
-----------------------------------------------------------------------------------------------
                                                  (3,038)
-----------------------------------------------------------------------------------------------
Liquid resources
Short term deposits                  20,000       (3,000)          --           --       17,000
-----------------------------------------------------------------------------------------------
Loans less than one year               (597)        (962)          --           --       (1,559)
Loans greater than one year         (11,022)         493          415           --      (10,114)
Hire purchase and finance lease
  obligations                           (39)          55            2         (506)        (488)
-----------------------------------------------------------------------------------------------
                                                    (414)
-----------------------------------------------------------------------------------------------
                                     10,593       (6,452)         417         (506)       4,052
-----------------------------------------------------------------------------------------------

                                                                       =========
                                                                         GALEN
Financial Information on Galen continued                               =========
--------------------------------------------------------------------------------

                                                   AT 1                                              OTHER        AT 30
                                                OCTOBER         CASH    EXCHANGE                  NON-CASH    SEPTEMBER
                                                   1998         FLOW    MOVEMENT ACQUISITIONS     MOVEMENT         1999
ANALYSIS OF NET FUNDS/(DEBT)                       L000         L000        L000         L000         L000         L000
-----------------------------------------------------------------------------------------------------------------------
Cash at bank and in hand                             --          851          --           --           --          851
Bank overdraft                                     (788)        (398)         --           --           --       (1,186)
-----------------------------------------------------------------------------------------------------------------------
                                                                 453
-----------------------------------------------------------------------------------------------------------------------
Liquid resources
Short term deposits                              17,000      (11,500)         --           --           --        5,500
-----------------------------------------------------------------------------------------------------------------------
Loans less than one year                         (1,559)      (5,885)        (33)          --           --       (7,477)
Loans greater than one year                     (10,114)      (8,742)       (278)          --           --      (19,134)
Hire purchase and finance lease obligations        (488)         207          --          (49)         (80)        (410)
-----------------------------------------------------------------------------------------------------------------------
                                                             (14,420)
-----------------------------------------------------------------------------------------------------------------------
                                                  4,051      (25,467)       (311)         (49)         (80)     (21,856)
-----------------------------------------------------------------------------------------------------------------------

Other non-cash movement relates to new hire purchase agreements incepted in that year.

26  RECONCILIATION OF OPERATING PROFIT TO NET CASH INFLOW FROM OPERATING
ACTIVITIES

                                                 1997         1998         1999
                                                 L000         L000         L000
-------------------------------------------------------------------------------
Operating profit                               10,498       11,336       18,690
Depreciation of tangible fixed assets           1,351        1,997        3,026
Amortisation of intangible fixed assets            --           33          707
Capital grants release                           (436)        (616)        (987)
Loss on sale of tangible fixed assets               3            1            3
Increase in stocks                             (1,436)        (474)      (3,714)
Increase in debtors                            (2,287)      (2,873)      (1,879)
Increase in creditors                           1,091        4,802        1,050
Exchange difference                                (3)          52         (242)
-------------------------------------------------------------------------------
NET CASH INFLOW FROM OPERATING ACTIVITIES       8,781       14,258       16,654
-------------------------------------------------------------------------------

                                                                       =========
                                                                         GALEN
Financial Information on Galen continued                               =========
--------------------------------------------------------------------------------


27  ACQUISITIONS

Details of the net assets of companies acquired during the year ended 30 September 1999 are set out below, together with the resultant amount of goodwill arising. All purchases have been accounted for as acquisitions. Provisional fair value adjustments as shown below have been made to the book values of the assets and liabilities acquired. The most significant acquisitions were those of Bartholomew Rhodes Limited and Interactive Clinical Technologies Inc.

                                                    BARTHOLOMEW RHODES LTD
                                                  BOOK  FAIR VALUE        FAIR
                                                 VALUE  ADJUSTMENT       VALUE        ICTI       OTHER       TOTAL
                                                  L000        L000        L000        L000        L000        L000
------------------------------------------------------------------------------------------------------------------
Tangible fixed assets                               --          --          --         170          11         181
Stock                                              604        (300)        304          --          --         304
Debtors                                          1,191          --       1,191         399          23       1,613
Cash                                              (218)         --        (218)        209           3          (6)
Creditors                                       (1,802)         --      (1,802)       (211)        (13)     (2,026)
Taxation                                           301          --         301          --          --         301
Lease obligations                                   --          --          --         (49)         --         (49)
------------------------------------------------------------------------------------------------------------------
Net assets acquired                                 76        (300)       (224)        518          24         318
------------------------------------------------------------------------------------------------------------------
Goodwill                                                                                                    35,543
------------------------------------------------------------------------------------------------------------------
Consideration                                                                                               35,861
------------------------------------------------------------------------------------------------------------------
Consideration satisfied by:
Cash                                                                                                        23,433
Related costs of acquisitions                                                                                  276
Deferred consideration (payable January 2000)                                                                1,823
Contingent consideration                                                                                    10,329
------------------------------------------------------------------------------------------------------------------
                                                                                                            35,861
------------------------------------------------------------------------------------------------------------------

The fair value adjustment to stock reflects a write-down to estimated realisable value.

The contingent consideration is payable upon the achievement of certain minimum targets and represents the total amount payable in respect of the period from 1 October 1999 to 30 September 2001. Initial estimates of the contingent consideration will be revised as further and more certain information becomes available with corresponding adjustments to goodwill.

From the beginning of their respective latest financial years, 1 April 1999 for Bartholomew Rhodes Limited and 1 January 1999 for ICTI, to their respective dates of acquisition, 4 June 1999 and 30 April 1999, the after tax results were L894,000 loss and L38,000 loss respectively.

The respective results of Bartholomew Rhodes Limited and ICTI for their previous full financial years to 31 March 1999 and 31 December 1998 respectively were L813,000 loss and L442,000 profit.

The post acquisition turnover and operating profit of Bartholomew Rhodes Limited and ICTI are as follows:

                                               BARTHOLOMEW
                                                RHODES LTD               ICTI
                                                      L000               L000
-----------------------------------------------------------------------------
Turnover                                             1,260              1,162
Operating profit                                       344                298
-----------------------------------------------------------------------------

The operations of the acquired businesses did not have a material effect on the Group cash flow in the year.

                                                                       =========
                                                                         GALEN
Financial Information on Galen continued                               =========
--------------------------------------------------------------------------------

28  CONTINGENT LIABILITIES AND FINANCIAL COMMITMENTS

There exists a contingent liability to repay certain capital and revenue grants received from the Industrial Development Board if future employment levels fall below specified levels. The Directors do not anticipate any repayment falling due under the terms on which the grants were received.

29  CAPITAL COMMITMENTS

                                                                        1997        1998       1999
                                                                        L000        L000       L000
---------------------------------------------------------------------------------------------------
Capital expenditure that has been contracted for but has not
  been provided for in the financial information                      10,000       3,360      6,150
---------------------------------------------------------------------------------------------------

30  FINANCIAL COMMITMENTS

                                            LAND AND                   LAND AND                    LAND AND
                                           BUILDINGS         OTHER    BUILDINGS         OTHER     BUILDINGS        OTHER
                                                1997          1997         1998          1998          1999         1999
                                                L000          L000         L000          L000          L000         L000
------------------------------------------------------------------------------------------------------------------------
Expiring within one year                           6           107            5            49            66           76
Expiring between one and two years                --           161           --           125            --          177
Expiring between two and five years               --            63           --            80           208           60
Expiring in over five years                        9            --            9            --           105           --
------------------------------------------------------------------------------------------------------------------------
                                                  15           331           14           254           379          313
------------------------------------------------------------------------------------------------------------------------

31  RELATED PARTIES

The Company has taken advantage of the exemption under Financial Reporting Standard 8 "Related party disclosures" ("FRS8") not to disclose related party transactions between wholly owned Group undertakings.

Plant and machinery amounting to L72,000 (1998: L140,000, 1997: L400,000) was acquired during the year on an arm's length basis from a company whose directors are members of the close family of a subsidiary company director.

32  ULTIMATE CONTROLLING PARTIES

The ultimate controlling parties as defined by FRS8 are the Executive Directors who together held 60.3 per cent. of the issued share capital as at 30 September 1999.

PART FIVE
                                                                       =========
Consolidated Interim Financial Statements for Galen                      GALEN
for the six months ended 31 March 2000                                 =========
--------------------------------------------------------------------------------

The following is the full text of the interim results for the six month period ended 31 March 2000 for the Group which were published on 25 May 2000:


                               GALEN HOLDINGS PLC


            INTERIM RESULTS FOR THE SIX MONTH PERIOD TO 31 MARCH 2000

Galen Holdings PLC, the international specialty pharmaceutical products and services company, announces its interim results for the six month period to 31 March 2000.

HIGHLIGHTS


                                              Six months         Six months
                                                   ended              ended
                                           31 March 2000      31 March 1999
                                                    (Lm)               (Lm)         Change (%)
----------------------------------------------------------------------------------------------
Turnover...........................                 42.4               31.1               +37%
Operating profit*..................                 12.0                9.4               +28%
Pre-tax profits....................                 11.2                9.4               +19%
Earnings per share*................                 8.0p               6.2p               +29%
Dividend per share.................                0.69p              0.55p             +25.5%
----------------------------------------------------------------------------------------------
* before goodwill amortisation.


 - Revenues from US operations now account for 20% of total Group turnover

 - Ethical Pharmaceutical Products (EPP) sales (55% of group turnover) increased by 22% to L23.2 million

 - Ethical Pharmaceutical Services (EPS) sales (45% of group turnover) increased by 59% to L19.2 million with strong growth from US businesses (CTS Inc. and ICTI)

 - IVR products continue to progress through clinical development in Europe and the US

 - Proposed acquisition of Warner Chilcott, announced in May to provide EPP entry into US market

Dr Allen McClay, Chairman, commented:

"Since flotation we have created an international platform for our services divisions through both organic growth and acquisitions and we now occupy strong international positions in the business segments in which we operate. The proposed acquisition of Warner Chilcott, with its major presence in women's healthcare in the USA, will give us a strong base with which to internationalise our pharmaceutical products business. We believe that this significant acquisition will take us to a new platform for the expansion of our business, commercialisation of our R&D pipeline and strengthening of our management team."

CHAIRMAN'S STATEMENT

During the six month period to 31 March 2000, the Group continued to progress strongly, reflected in our performances in both the USA and Europe. Revenues from our US operations have grown since flotation and now account for 20% of our total Group turnover. In addition, the development programmes for our intravaginal ring (IVR) products in hormone replacement therapy (HRT) continue to gain momentum as we look towards the registration of the lead product (delivering estradiol only) in the UK.

Group turnover increased by 37% to L42.4m and operating profit, before goodwill amortisation, by 28% to L12.0m. Pre-tax profits were L11.2m, which represents a 19% increase on the same period last year. As a result of this sound performance, your directors are pleased to announce an increase in the interim dividend to 0.69p per share (1998/99: 0.55p).


ETHICAL PHARMACEUTICAL PRODUCTS

Turnover in Ethical Pharmaceutical Products (EPP) increased by 22% to L23.2m (1998/99: L19.0m) and now represents 55% of total Group turnover. Both prescription medicines and speciality manufacture progressed well notwithstanding the enforced Pharmaceutical Price Regulation Scheme (PPRS) 4% price reduction for NHS medicines in the UK. Excellent progress was made with the consolidation of the products from the acquisition of the Bartholomew Rhodes group of companies last year. We continue to make sound progress in our core therapeutic areas of analgesics, gastrointestinal,

                                                                       =========
Consolidated Interim Financial Statements for Galen                      GALEN
for the six months ended 31 March 2000 continued                       =========
--------------------------------------------------------------------------------

respiratory, cardiovascular and antibiotics. Development programmes to support these categories are proceeding to plan. In particular, the registration process for our controlled- release anti-arthritic/analgesic, indicated for the treatment of night pain in arthritis, is on schedule for completion during the first half of next year.

The launch of our first, estrogen-only IVR will represent a new and exciting therapeutic category for our UK business, which will be of major importance for future growth. In anticipation of the completion of the UK registration process for our estrogen-only IVR early next financial year, we are now finalising the details of the marketing and launch programme, which will be necessary to maximise the impact of this important product range.

We continue to have discussions with other organisations concerning the international commercialisation of our IVR products. While we accept that for certain territories licensing arrangements will be appropriate, these products can contribute strongly to the corporate development of our EPP business as reflected in our recently announced proposal to acquire Warner Chilcott PLC in the USA. This would be an excellent vehicle for the Group to commercialise the product in this major market and thus achieve maximum margin retention.

Our Ivex Division manufactures and supplies sterile intravenous and other solutions and has now completed its refocusing towards the utilisation of its extensive expertise in sterile manufacture for the development and production of specialised products for third-party pharmaceutical companies. This strategy progresses well, with turnover growth and operating profit at the highest levels ever achieved within the division.

RESEARCH AND DEVELOPMENT

Galen's research and development of new medicines follows the twin strategy of developing proprietary products for international exploitation, which are based on our controlled release technology (such as the IVR) and other drug delivery systems, and also the development and co-development of products for our core prescription business in the UK and Ireland and speciality manufacture.

The main element of our R&D is focused on the late stage development of our IVR products for hormone replacement therapy. Our lead product, an intravaginal ring for the delivery of estradiol, is in late stage registration in the UK, and we look forward to progressing with this process during the next six months, to be followed by registration in Europe via the mutual recognition procedure.

In the USA, a placebo-controlled vasomotor clinical trial is required for registration purposes. This study is well underway and we anticipate NDA filing at the end of this calendar year.

The second IVR product for HRT delivers both estradiol and progestin for continuous combined therapy in those menopausal patients with an intact uterus and is now entering Phase III clinical trials, in a single global study designed to satisfy filing requirements both in Europe and the USA. The first filings for this product are scheduled for late 2002 in the USA and UK.

Our development of an IVR for the delivery of testosterone, for those menopausal patients who require the augmentation of sexual motivation, continues to progress. We have commenced a placebo-controlled Phase II study at one dose level to investigate effects on libido in estrogen-stabilised menopausal patients.

The development of IVR products for HRT is by far the most significant element of the Group's internal clinical research programme. All other intravaginal ring projects being undertaken by the Group remain on schedule. To further leverage progress in the utilisation of the IVR delivery system, we actively seek partnerships in the development of other products. In collaboration with the Population Council, New York, we are involved in the pharmaceutical development of an estradiol/progestin combined IVR contraceptive based on our injection moulding technology.

Our proprietary topical drug delivery technology, based on the enhanced skin penetration of eutectic mixtures of pharmacologically-active agents, continues to make good progress and our analgesic is at a late stage of pharmaceutical development. It is anticipated that this project will enter clinical development during the next financial year.

ETHICAL PHARMACEUTICAL SERVICES

Sales of the Group's Ethical Pharmaceutical Services (EPS) divisions rose by 59% to L19.2m (1998/99: L12.1m). Embedded in this continued impressive growth rate are strong performances from our businesses in the USA (Clinical Trial Services Inc (CTS Inc) and the recently acquired Interactive Clinical Technologies Inc
(ICTI)). Services business undertaken in the USA now accounts for 45% of our total services turnover. In Europe, CTS remains the major revenue contributor, which will be further strengthened as SynGal and QuChem Ltd establish market positions.

                                                                       =========
Consolidated Interim Financial Statements for Galen                      GALEN
for the six months ended 31 March 2000 continued                       =========
--------------------------------------------------------------------------------

CTS has established a strong international position in the manufacture and distribution of clinical trials' materials and continues to expand its business geographically and by the development of new services, including the distribution of patient packs to investigator sites. In this regard, the business is capitalising on synergies with ICTI, utilising its computer based interactive voice response systems (IVRS) to permit the more efficient management of the clinical trial process. In January 2000, ICTI established its European office in the UK to further internationalise the service offered.

SynGal and QuChem Ltd continue to progress well in the establishment of our world class "bench-to-pilot-scale" specialist chemical synthesis service for the research-based pharmaceutical industry. We believe that the high quality of service offered by SynGal will cement the long-term business relationships which will make this division a key element of our EPS business. QuChem Ltd continues to expand and approaches a situation where capacity will limit growth, notwithstanding the L1.3m investment made last year. Plans are in preparation to address this issue with a threefold increase in capacity.

GALEN'S FACILITIES

Galen provides an integrated products and services business and has invested in the establishment of state-of-the-art development, manufacturing and administration facilities both in Northern Ireland and the USA. During the period, in the USA, we invested L2.0m in a new CTS distribution facility at our site at Audubon. This will greatly assist the worldwide development of our clinical trials distribution business. ICTI completed the transfer of its business from Princeton, New Jersey, to a larger facility at Lambertville, New Jersey, and established a European centre at Maidenhead, England.

In line with our plans for the development of our Northern Ireland manufacturing sites that I referred to in the last annual report, we established a new tablet facility at Craigavon. As with all our new investments, the facility is envisaged to supply materials to all major regulatory standards including the FDA.

Developments in Northern Ireland are supported by selective financial assistance from the Industrial Development Board for Northern Ireland. We have recently purchased 55 acres at Ardee, Co Louth, which will provide the initial base for the establishment of a manufacturing presence in the Republic of Ireland.

GALEN'S PEOPLE

Total employment within the Group at 31 March 2000 was 1173. This includes 869 in Northern Ireland and 55 in mainland UK and Republic of Ireland. In the USA, we now employ 249 people, representing 206 at our CTS Division at Audubon, Pennsylvania, and 43 at ICTI in Lambertville, New Jersey, and San Francisco.

Once again, I thank all our people for their unceasing contribution to these excellent results and in particular recognise our non-executive directors for their support, advice and counsel during this most dynamic period in the history of Galen.

OUTLOOK

Since flotation in 1997, the Company has been consistent in its strategy to build an international products and services business.

During the period, we have created an international platform for our services divisions through both organic growth and acquisitions, and we now occupy strong international positions in the business segments in which we operate.

The proposed acquisition of Warner Chilcott PLC, with its major presence in women's healthcare in the USA, will give us a strong base with which to internationalise our pharmaceutical products. We believe that this significant acquisition will take us to a new platform for the expansion of our business, commercialisation of our R&D pipeline and strengthening of our management team. This acquisition will allow us to take advantage of the excellent opportunities in the USA, the largest and fastest growing pharmaceutical market.

Against this background and another set of positive interim results we can approach the future with much confidence.

DR ALLEN J MCCLAY
Chairman
25 May 2000

                                                                       =========
Consolidated Interim Financial Statements for Galen                      GALEN
for the six months ended 31 March 2000 continued                       =========
--------------------------------------------------------------------------------

CONSOLIDATED PROFIT & LOSS ACCOUNT FOR THE SIX MONTHS ENDED 31 MARCH 2000

                                                                                 UNAUDITED        UNAUDITED         AUDITED
                                                                                SIX MONTHS       SIX MONTHS            YEAR
                                                                                     ENDED            ENDED           ENDED
                                                                                  31 MARCH         31 MARCH    30 SEPTEMBER
                                                                                      2000             1999            1999
                                                                                     L'000            L'000           L'000
---------------------------------------------------------------------------------------------------------------------------
Turnover                                                                            42,446           31,050          67,010
---------------------------------------------------------------------------------------------------------------------------
Operating profit before goodwill amortisation                                       12,044            9,389          19,361
Goodwill amortisation                                                                  901               --             671
---------------------------------------------------------------------------------------------------------------------------
Operating profit                                                                    11,143            9,389          18,690
Investment income                                                                      747              622             925
---------------------------------------------------------------------------------------------------------------------------
Profit on ordinary activities before interest                                       11,890           10,011          19,615
Interest payable and similar charges                                                   644              565           1,210
---------------------------------------------------------------------------------------------------------------------------
Profit on ordinary activities before taxation                                       11,246            9,446          18,405
Taxation                                                                             2,499            2,246           4,396
---------------------------------------------------------------------------------------------------------------------------
Profit on ordinary activities after taxation                                         8,747            7,200          14,009
Minority interests                                                                     (39)              13             (19)
---------------------------------------------------------------------------------------------------------------------------
Profit for the financial period                                                      8,708            7,213          13,990
Dividends                                                                              910              640           1,915
---------------------------------------------------------------------------------------------------------------------------
Retained profit for the period                                                       7,798            6,573          12,075
===========================================================================================================================
Earnings per ordinary share                                                           7.2p             6.2p           12.0p
===========================================================================================================================
Earnings per share (before amortisation of goodwill and
  other intangibles)                                                                  8.0p             6.2p           12.6p
===========================================================================================================================
Diluted earnings per share                                                            7.2p             6.2p           12.0p
===========================================================================================================================

                                                                       =========
Consolidated Interim Financial Statements for Galen                      GALEN
for the six months ended 31 March 2000 continued                       =========
--------------------------------------------------------------------------------


CONSOLIDATED BALANCE SHEET AS AT 31 MARCH 2000

                                                                                     UNAUDITED          UNAUDITED            AUDITED
                                                                                      31 MARCH           31 MARCH       30 SEPTEMBER
                                                                                          2000               1999               1999
                                                                                         L'000              L'000              L'000
------------------------------------------------------------------------------------------------------------------------------------
Fixed assets
Intangible assets                                                                       34,974                774             35,337
Tangible assets                                                                         73,343             61,014             65,173
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       108,317             61,788            100,510
------------------------------------------------------------------------------------------------------------------------------------
Current assets
Stocks                                                                                  10,781              5,558              8,829
Debtors                                                                                 19,057             13,412             15,826
Cash at bank and in hand                                                                38,237             17,042              6,351
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        68,075             36,012             31,006
Creditors: amounts falling due within one year                                          28,399             17,416             27,112
------------------------------------------------------------------------------------------------------------------------------------
Net current assets                                                                      39,676             18,596              3,894
------------------------------------------------------------------------------------------------------------------------------------
Total assets less current liabilities                                                  147,993             80,384            104,404
Creditors: amounts falling due after more than one year                                 28,700             10,946             29,981
Deferred income                                                                          6,762              6,677              6,270
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                             112,531             62,761             68,153
====================================================================================================================================
Capital and reserves
Called-up share capital                                                                 12,727             12,127             12,127
Share premium account                                                                   55,031             19,264             19,264
Profit and loss account                                                                 44,703             31,371             36,731
------------------------------------------------------------------------------------------------------------------------------------
Equity shareholders' funds                                                             112,461             62,762             68,122
Minority equity interest                                                                    70                (1)                 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       112,531             62,761             68,153
====================================================================================================================================

                                                                       =========
Consolidated Interim Financial Statements for Galen                      GALEN
for the six months ended 31 March 2000 continued                       =========
--------------------------------------------------------------------------------


CONSOLIDATED CASH FLOW STATEMENT FOR THE SIX MONTHS ENDED 31 MARCH 2000

                                                            UNAUDITED         UNAUDITED         AUDITED
                                                     SIX MONTHS ENDED  SIX MONTHS ENDED      YEAR ENDED
                                                             31 MARCH          31 MARCH    30 SEPTEMBER
                                                                 2000              1999            1999
                                                                L'000             L'000           L'000
-------------------------------------------------------------------------------------------------------
Net cash inflow from operating activities before
  exceptional item                                              7,914            6,283           16,654
Exceptional abortive acquisition costs                             --               --           (2,692)
-------------------------------------------------------------------------------------------------------
                                                                7,914            6,283           13,962
-------------------------------------------------------------------------------------------------------
Returns on investments and servicing of finance
Interest paid                                                    (643)            (455)          (1,057)
Interest paid on hire purchase agreements                         (15)             (12)             (26)
Interest received                                                 306              546              724
-------------------------------------------------------------------------------------------------------
                                                                 (352)              79             (359)
-------------------------------------------------------------------------------------------------------
Taxation
UK corporation tax paid                                        (1,023)            (133)          (3,584)
-------------------------------------------------------------------------------------------------------
Capital expenditure and financial investment
Purchase of tangible fixed assets                              (7,483)          (4,507)         (10,604)
Sale of tangible fixed assets                                      31               --               15
Purchased intangible fixed assets                                  --               --             (100)
Government grants received                                      1,113              449              566
-------------------------------------------------------------------------------------------------------
                                                               (6,339)          (4,058)         (10,123)
-------------------------------------------------------------------------------------------------------
Acquisitions
Purchase of subsidiary undertakings                            (1,882)            (399)         (23,709)
Net borrowings acquired with subsidiary undertaking                --               --               (6)
-------------------------------------------------------------------------------------------------------
                                                               (1,882)            (399)         (23,715)
-------------------------------------------------------------------------------------------------------
Equity dividends paid                                          (1,400)          (1,067)          (1,648)
-------------------------------------------------------------------------------------------------------
Net cash (outflow)/inflow before management of liquid
  resources and financing                                      (3,082)             705          (25,467)
-------------------------------------------------------------------------------------------------------
Management of liquid resources
(Increase)/decrease in short-term deposits                    (30,749)              --           11,500
-------------------------------------------------------------------------------------------------------
Financing
Issue of ordinary shares                                       36,900               --               --
Expenses of share issue                                          (533)              --               --
Net loans (repaid)/obtained                                    (2,161)             225           14,627
Principal repayment under hire purchase agreements               (124)            (101)            (207)
-------------------------------------------------------------------------------------------------------
                                                               34,082              124           14,420
-------------------------------------------------------------------------------------------------------
Increase in cash in the period                                    251              829              453
=======================================================================================================

                                                                       =========
Consolidated Interim Financial Statements for Galen                      GALEN
for the six months ended 31 March 2000 continued                       =========
--------------------------------------------------------------------------------

NOTES TO THE ACCOUNTS

1  STATUS OF FINANCIAL STATEMENTS

The financial information for the six months to 31 March 2000 and 31 March 1999, which is unaudited and does not constitute statutory accounts, has been prepared using accounting policies consistent with those set out in the Group's 30 September 1999 statutory accounts.

The abridged financial information for the year ended 30 September 1999 has been extracted from the Group's statutory accounts for that year, which have been filed with the Registrar of Companies. The report of the auditors on those accounts was unqualified.

2  INTERIM DIVIDEND

An interim dividend of 0.69p per share will be paid on 25 August 2000 to shareholders on the register on 28 July 2000.

3  EARNINGS PER SHARE

The calculation of earnings per share is based on profit after tax and minority interest, divided by the weighted average number of shares in issue during the period of 120,530,888 (1999: 116,316,829).

The above numbers exclude those shares held in the employee share trust.


The weighted average number of shares used in calculating diluted earnings per share reflects the number of dilutive shares under option in the period.

PART SIX
                                                                       =========
                                                                         GALEN
Pro Forma Financial Information of the Enlarged Group                  =========
--------------------------------------------------------------------------------

INTRODUCTION

The unaudited pro forma financial information in respect of the Enlarged Group set out below is prepared for illustrative purposes only and because of its nature may not give a true picture of the results or financial position of the Enlarged Group. The pro forma profit and loss account is based on the audited profit and loss account of Galen for the year ended 30 September 1999 and the pro forma net asset statement is based on the audited consolidated balance sheet of Galen as at 30 September 1999, adjusted to reflect the proposed acquisition of Warner Chilcott. The purpose of the pro forma financial information is to illustrate the effect of the proposed acquisition on the results of the Galen Group as if the acquisition had taken place on 1 October 1998 and on the net assets as if it had happened on 30 September 1999. The pro forma financial information has been prepared on the basis of the notes set out below.

UNAUDITED PRO FORMA CONSOLIDATED PROFIT AND LOSS ACCOUNT

                                                                                            ADJUSTMENTS
                                                               -------------------------------------------------------
                                                                       WARNER
                                                      GALEN          CHILCOTT
                                                    RESULTS           RESULTS
                                                    FOR THE              FOR
                                                       YEAR          THE YEAR
                                                   ENDED 30          ENDED 31            WARNER         PRO FORMA
                                                  SEPTEMBER          DECEMBER          CHILCOTT            WARNER
                                                       1999              1999      TRANSACTIONS          CHILCOTT
                                                     NOTE 1            NOTE 2            NOTE 3            NOTE 4
                                                       L000              L000              L000              L000
----------------------------------------------------------------------------------------------------------------------
Turnover                                             67,010            45,434            30,683 (a)        76,117
Cost of sales                                       (32,558)          (17,001)           (1,166)(b)       (18,167)
----------------------------------------------------------------------------------------------------------------------
Gross profit                                         34,452            28,433            29,517            57,950
Net operating expenses                              (15,762)          (32,759)           (7,696)(c)       (40,455)
EBITDA and non operating exceptional items           22,423            (1,897)           27,193            25,296
Depreciation - tangible fixed assets                 (3,026)             (158)               --              (158)
             - intangible fixed assets                  (36)           (2,271)           (5,155)           (7,426)
Amortisation of goodwill                               (671)               --              (217)             (217)
Operating profit/(loss)                              18,690            (4,326)           21,821            17,495
Gain/(loss) on fixed asset disposals                     --             1,684                --             1,684
Investment income                                       925             1,389              (282)(d)         1,107
Interest payable                                     (1,210)           (1,848)          (14,458)(e)       (16,306)
----------------------------------------------------------------------------------------------------------------------
Profit/(loss) before tax                             18,405            (3,101)            7,081             3,980
Tax                                                  (4,396)               --                --                --
----------------------------------------------------------------------------------------------------------------------
Profit/(loss) after tax                              14,009            (3,101)            7,081             3,980
Minority interests                                      (19)               --                --                --
----------------------------------------------------------------------------------------------------------------------
Profit/(loss) for the financial year                 13,990            (3,101)            7,081             3,980
----------------------------------------------------------------------------------------------------------------------

                                                             ADJUSTMENTS
                                                  ----------------------------------





                                                   ADJUSTMENT
                                                      FOR THE             GALEN
                                                  TRANSACTION           PLACING         PRO FORMA
                                                       NOTE 5            NOTE 6           RESULTS
                                                         L000              L000              L000
-------------------------------------------------------------------------------------------------
Turnover                                                   --                --           143,127
Cost of sales                                              --                --           (50,725)
-------------------------------------------------------------------------------------------------
Gross profit                                               --                --            92,402
Net operating expenses                                 (9,466)(f)            --           (65,683)
EBITDA and non operating exceptional items                 --                --            47,719
Depreciation - tangible fixed assets                       --                --            (3,184)
             - intangible fixed assets                     --                --            (7,462)
Amortisation of goodwill                               (9,466)               --           (10,354)
Operating profit/(loss)                                (9,466)               --            26,719
Gain/(loss) on fixed asset disposals                       --                --             1,684
Investment income                                        (750)(g)         1,701 (h)         2,983
Interest payable                                           --               419 (i)       (17,097)
-------------------------------------------------------------------------------------------------
Profit/(loss) before tax                              (10,216)            2,120            14,289
Tax                                                        --              (647)(j)        (5,043)
-------------------------------------------------------------------------------------------------
Profit/(loss) after tax                               (10,216)            1,473             9,246
Minority interests                                         --                --               (19)
-------------------------------------------------------------------------------------------------
Profit/(loss) for the financial year                  (10,216)            1,473             9,227
-------------------------------------------------------------------------------------------------

Notes:

1. The results of Galen have been extracted from the audited consolidated financial statements and annual report for Galen for the year ended 30 September 1999, prepared in accordance with UK GAAP.

2. The results of Warner Chilcott have been extracted from the audited financial statements and annual report of Warner Chilcott for the year ended 31 December 1999, prepared in accordance with Irish GAAP, translated at US$1.6295=L1,

                                                                       =========
                                                                         GALEN
Pro Forma Financial Information of the Enlarged Group continued        =========
--------------------------------------------------------------------------------

       the average exchange rate ruling during the year ended 30 September 1999. Irish GAAP is not materially different from UK GAAP.

3. These adjustments, referred to as the "Warner Chilcott transactions', relate to the acquisition in February 2000 by Warner Chilcott of three branded pharmaceutical products from BMS for US$175.054 million. All profit and loss account transactions were translated at US$1.6295=L1, the average exchange rate ruling for the year ended 30 September 1999. Net sales and product contribution of the three products acquired for the year ended 31 December 1999 were extracted from the audited statements of net sales and product contribution included in Form 8-K/A filed with the Securities and Exchange Commission on 21 April 2000 and reported on by KPMG LLP, independent certified public accountants and included in Part B of part two of this document.

       The adjustments are as follows:

       (a) The turnover adjustment of L30.683 million reflects the net sales of the three products acquired, as reported by BMS.

       (b) The cost of sales adjustment of L1.166 million reflects the cost of sales of the three acquired products, as reported by BMS of L1.902 million under US GAAP, less an adjustment of L0.736 million to reduce the cost of sales to the cost Warner Chilcott would have paid for product purchases under a 20 year supply agreement with BMS. The method of determining Warner Chilcott's cost of product under the supply agreement excludes certain indirect costs that were captured by BMS under generally accepted accounting principles. Warner Chilcott's cost of goods sold under generally accepted accounting principles is a function of its cost of products purchased from BMS under the supply agreement.

       (c) The net operating expenses adjustment of L7.696 million includes the selling, general and administration costs of the three acquired products as reported by BMS of L2.325 million plus the amortisation over a period of 20 years of the intangible assets (including goodwill) associated with the product acquisitions in the year of L5.371 million.

       (d) The investment income adjustment of L0.282 million is attributable to the reduction in the amount of cash available for investment of US$9.800 million at an assumed investment rate of 4.7 per cent.

       (e) The interest payable adjustment of L14.458 million reflects additional interest payable resulting from the issuance of the notes at 12 5'8 per cent., the expected availability fee of 0.375 per cent. on a new senior secured credit facility and the repayment of all other indebtedness.

              No adjustment has been made to corporation tax as Warner Chilcott has sufficient net operating losses carried forward.

4. This column represents the results of Warner Chilcott after giving effect to the recent acquisition of the three branded products from BMS for the year ended 31 December 1999.

5. Represents the amortisation of goodwill of L189.326 million arising on the Transaction over 20 years being L9.466 million (f) and the reduction in investment income of L0.750 million (g) arising from a reduction in cash to pay the costs of the Transaction.

6. This adjustment relates to the placing on 25 November 1999 of 6,000,000 new ordinary Galen shares at L6.15 per share. The total proceeds, net of costs, amounted to L36.385 million. The adjustment to the consolidated pro forma profit and loss account represents the interest saving of L0.419 million (i) on borrowings eliminated by the proceeds and interest income of L1.701 million (h) on additional cash held as if the proceeds had been received on 1 October 1998. Tax has been adjusted at the corporation tax rate for the year ended 30 September 1999 of 30.5 per cent., calculated as L0.647 million (j).

7. The adjustments referred to above will all have a continuing effect on the Enlarged Group.

8. Except as stated above, no adjustment has been made for trading or other transactions by Galen or Warner Chilcott since 30 September 1999 and 31 December 1999 respectively.

                                                                       =========
                                                                         GALEN
Pro Forma Financial Information of the Enlarged Group continued        =========
--------------------------------------------------------------------------------

UNAUDITED PRO FORMA NET ASSET STATEMENT

                                                                         ADJUSTMENTS
                                           ---------------------------------------------------------------------
                                                    WARNER
                                GALEN AS          CHILCOTT
                                   AT 30          AS AT 31            WARNER                          ADJUSTMENT
                               SEPTEMBER          DECEMBER          CHILCOTT             GALEN           FOR THE
                                    1999              1999      TRANSACTIONS           PLACING       TRANSACTION         PRO FORMA
                                  NOTE 1            NOTE 2            NOTE 3            NOTE 4            NOTE 5        NET ASSETS
                                    L000              L000              L000              L000              L000             L'000
----------------------------------------------------------------------------------------------------------------------------------
Fixed assets
Intangible assets                 35,337            24,273           106,293 (a)            --           189,326 (f)       355,229
Tangible assets                   65,173               715                --                --                --            65,888
----------------------------------------------------------------------------------------------------------------------------------
                                 100,510            24,988           106,293                --           189,326           421,117
Current assets
Stock                              8,829             2,444                --                --                --            11,273
Debtors                           15,826             7,554                --                --                --            23,380
Cash at bank and in hand           6,351            30,939            (5,960)(b)        30,000 (d)       (13,289)(g)        48,041
----------------------------------------------------------------------------------------------------------------------------------
                                  31,006            40,937            (5,960)           30,000           (13,289)           82,694
Creditors: amounts
  failing due within one
  year                           (27,112)           (6,621)               --             6,385 (e)            --           (27,348)
----------------------------------------------------------------------------------------------------------------------------------
Net current assets                 3,894            34,316            (5,960)           36,385           (13,289)           55,346
Total assets less
  current liabilities            104,404            59,304           100,333            36,385           176,037           476,463
Creditors: amounts failing
  due in more than one year      (29,981)          (13,707)         (100,777)(c)            --                --          (144,465)
Deferred income                   (6,270)               --                --                --                --            (6,270)
----------------------------------------------------------------------------------------------------------------------------------
Net assets                        68,153            45,597              (444)           36,385           176,037           325,728
----------------------------------------------------------------------------------------------------------------------------------

Notes:

1 The net assets of Galen have been extracted from the audited consolidated financial statements of Galen for the year ended 30 September 1999.

2 The net assets of Warner Chilcott have been extracted from the audited financial statements and annual report for the year ended 31 December 1999, prepared in accordance with Irish GAAP translated at US$1.6469=L1, being the exchange rate ruling at 30 September 1999. Irish GAAP is not materially different from UK GAAP.

3 These adjustments, (referred to as the 'Warner Chilcott transactions'), relate to the acquisition in February 2000 by Warner Chilcott of the three branded pharmaceutical products from BMS for US$175.054 million (L106.293 million) (a). This was largely financed by the issue contemporaneously of US$200.000 million of 12 5/8% senior notes due 2008, less the repayment of amounts outstanding under the company's prior working capital facility, the repayment of remaining senior subordinated discount notes due 2001 and the closure of a new senior credit facility. The total finance raised as a result was US$165.970 million (L100.777 million) (c). Cash in excess of that raised was required to finance the Warner Chilcott transactions and amounted to US$9.815 million (L5.960 million) (b). All transactions were translated at US$1.6469=L1, the exchange rate ruling at 30 September 1999.

4 This adjustment relates to the placing on 25 November 1999 of 6,000,000 new Galen shares at L6.15 per share. Total proceeds were L36.900 million and net of costs amounted to L36.385 million. The proceeds were used to reduce certain liabilities totalling L6.385 million (e) and the remaining L30.000 million (d) was put on deposit.

                                                                       =========
                                                                         GALEN
Pro Forma Financial Information of the Enlarged Group continued        =========
--------------------------------------------------------------------------------


5 These adjustments reflect the acquisition by Galen of Warner Chilcott as follows:

       Goodwill arising on the acquisition is calculated as follows:

                                                                                  L'000
Consideration (see below)                                                       229,329
Estimated expenses set against goodwill                                           5,150
Less: Net tangible assets of Warner Chilcott
at 31 December 1999                                                             (45,153)
                                                                                -------
Goodwill on acquisition                                                         189,326 (f)


       In preparing the pro forma statement of net assets, the consideration has been calculated on the basis of 2.5 new Galen shares for each Warner Chilcott share. Based on the closing mid-market price per Galen share of 650.0p on 27 June 2000, the terms of the Transaction value each Warner Chilcott share at 1,625.0p and the total issued share capital of Warner Chilcott at approximately L201.722 million. In addition, consideration includes an amount of L27.607 million relating to the options and warrants which are to be exchanged for Galen options, adjusted for the proceeds from the exercise of the options and warrants. In accordance with the requirements of Financial Reporting Standard No. 7 "Fair Values in Aquisition Accounting" the fair value of the shares at the date of completion (based on market value at that date) and the fair value of the tangible net assets of Warner Chilcott at the same date will be used for the calculation of the goodwill for inclusion in Galen's accounts.

       L13.289 million (g), representing the total estimated transaction costs for both Galen and Warner Chilcott, are shown as a reduction in cash balances. L8.139 million are estimated to relate to the cost of issuing new Galen shares and are netted against the share premium. The remaining costs of L5.150 million, which take into account compensation amounts totalling L1.2 million triggered by the Transaction, are added to the total consideration, see above, and increase the goodwill arising as a result.

6 These adjustments referred to above will all have a continuing effect on the Enlarged Group.

7 No account has been taken of any trading or other transactions of Galen or Warner Chilcott since 30 September 1999 and 31 December 1999 respectively.

[PRICEWATERHOUSECOOPERS LOGO]

The Directors and the Proposed Directors                  PricewaterhouseCoopers
Galen Holdings plc                                                   Fanum House
Seagoe Industrial Estate                               108 Great Victoria Street
Craigavon                                                        Belfast BT2 7AX
Northern Ireland                                                Northern Ireland
BT63 5UA

The Directors
Merrill Lynch International
25 Ropemaker Street
London
EC2Y 9LY

                                                                    29 June 2000

Dear Sirs

GALEN HOLDINGS PLC (THE "COMPANY")

We report on the pro forma financial information set out on pages 75 to 78 of the Company's listing particulars dated 29 June 2000. The pro forma financial information has been prepared, for illustrative purposes only, to provide information about how the proposed acquisition of Warner Chilcott, plc might have affected the consolidated balance sheet of the Company as at 30 September 1999 and its profit and loss account for the year then ended.

RESPONSIBILITIES

It is the responsibility solely of the Directors and Proposed Directors of the Company to prepare the pro forma financial information in accordance with paragraph 12.29 of the Listing Rules of the UK Listing Authority.

It is our responsibility to form an opinion, as required by the Listing Rules of the UK Listing Authority, on the pro forma financial information and to report our opinion to you. We do not accept any responsibility for any reports previously given by us or them on any financial information used in the compilation of the pro forma financial information beyond that owed to those to whom those reports were addressed by us at the dates of their issue.

BASIS OF OPINION

We conducted our work in accordance with the Statements of Investment Circular Reporting Standards and Bulletin 1998 "Reporting on pro forma financial information pursuant to the Listing Rules" issued by the Auditing Practices Board. Our work, which involved no independent examination of any of the underlying financial information, consisted primarily of comparing the unadjusted financial information with the source documents, considering the evidence supporting the adjustments and discussing the pro forma financial information with the Directors and Proposed Directors of the Company.

Our work has not been carried out in accordance with auditing standards generally accepted in the United States of America and accordingly should not be relied upon as if it had been carried out in accordance with those standards.

OPINION

In our opinion:

       (a) the pro forma financial information has been properly compiled on the basis stated;

       (b) such basis is consistent with the accounting policies of the Company; and

       (c) the adjustments are appropriate for the purposes of the pro forma financial information as disclosed pursuant to paragraph 12.29 of the Listing Rules of the UK Listing Authority.

Yours faithfully

PricewaterhouseCoopers
Chartered Accountants

PART SEVEN
                                                                       =========
                                                                         GALEN
Summary of the Terms of the Transaction Agreement                      =========
--------------------------------------------------------------------------------

A transaction agreement (the "Agreement") was entered into on 4 May 2000 between Galen Holdings PLC ("Galen") and Warner Chilcott, plc ("Warner Chilcott") in respect of the combination of the businesses of Galen and Warner Chilcott (the "Transaction") on the terms and subject to the conditions of the Agreement. The Transaction is to be effected by way of a scheme of arrangement of Warner Chilcott (the "Scheme") under Section 201 of the Irish Companies Act. The Scheme is subject to the approval of Warner Chilcott shareholders and the sanction of the High Court of the Republic of Ireland. The Agreement is governed by the laws of the State of New York.

The Agreement provides that the parties will effect the Scheme so that all the ordinary shares of US$0.05 in the capital of Warner Chilcott ("Warner Chilcott shares"), excluding any Warner Chilcott shares held by or on behalf of Galen or any of its subsidiaries, (the "Scheme Shares") will be cancelled in consideration for the issue to such holders of 2.5 New Galen Shares (the "Per Share Consideration") for each Scheme Share cancelled (subject to adjustments set out in the Scheme). The reserve arising on cancellation of the aforementioned shares will be used to pay up in full an issue of new shares in Warner Chilcott to Galen. Warner Chilcott will become a wholly owned subsidiary of Galen once the Scheme is effected. The parties expect that the Transaction will qualify as a re-organisation within the meaning of Section 368(a)(1)(B) of the US Internal Revenue Code of 1986 (the "Code").

Warner Chilcott shares have been deposited with the Depositary who has issued ADSs in Warner Chilcott. Both Warner Chilcott and Galen have undertaken to enter into such agreements or arrangements, on terms that are reasonably satisfactory to them both, to enable the holders of Warner Chilcott ADSs to receive whole Galen ADSs representing (as nearly as practicable) the number of New Ordinary Shares comprised in the consideration received by the Depositary in respect of the Scheme Shares represented by their Warner Chilcott ADSs.

Galen and Warner Chilcott have agreed to use their respective reasonable best efforts to implement arrangements whereby any options and warrants granted or issued over Warner Chilcott shares will be modified to become options or warrants to acquire the number of whole New Ordinary Shares equal to the number of Warner Chilcott shares that were issuable upon the exercise of any such options or warrants over Warner Chilcott shares immediately prior to the effective time of the Transaction, multiplied by the Per Share Consideration. After conversion, the substitute options will continue to be subject to the provisions of the existing Warner Chilcott Share Scheme and, in accordance with the terms of that scheme, the substitute options will become fully vested.

All the issued Deferred Shares in the capital of Warner Chilcott will be cancelled pursuant to the Scheme in consideration of the issue of one New Ordinary Share to the sole owner of Deferred Shares, Elan Corporation, which has agreed to this transaction.

Warner Chilcott has undertaken to prepare a Proxy Statement, containing an explanatory statement to their shareholders in relation to the Scheme as required by Irish law, setting forth that the Board of Directors of Warner Chilcott have determined that the Scheme is fair to and in the best interests of both Warner Chilcott and Warner Chilcott shareholders and a recommendation for approval of the Scheme at a special meeting of Warner Chilcott's ordinary shareholders and the related resolutions to be proposed at an extraordinary general meeting of Warner Chilcott.

Galen has undertaken to file a registration statement on Form 20-F with the Securities and Exchange Commission promptly after signing the Agreement and also to convene and hold an EGM as soon as possible after the date of the Agreement to consider and vote upon the proposals set out in this document.

REPRESENTATIONS AND WARRANTIES

Under the Agreement, Warner Chilcott makes representations and warranties about itself and its subsidiaries, in relation to, inter alia, due incorporation, capital structure, consents and approvals, the absence of certain material adverse changes or events, tax matters, litigation, intellectual property rights, employees, environmental matters, real property and material contracts.

Under the Agreement, Galen makes representations and warranties about itself and its subsidiaries in relation to similar matters. In the event of a material breach of warranty prior to completion, the conditions to the Agreement would not be satisfied and each party would have the respective right to terminate the Agreement. Depending on the circumstances of termination, an amount of up to US$4.25 million can be payable by either party as set out below. All representations and warranties made in the Agreement do not survive past the effective date of the Transaction.

                                                                       =========
                                                                         GALEN
Summary of the Terms of the Transaction Agreement continued            =========
--------------------------------------------------------------------------------

COVENANTS

Under the Agreement, Warner Chilcott and Galen have agreed that from the date of the Agreement to completion of the Transaction, except as set forth in the Agreement or as otherwise agreed to in writing by the other party, Warner Chilcott and Galen and their subsidiaries will, among other things:

- carry on their business in the ordinary course;

- use their reasonable best efforts to preserve intact their business organisations and relationships with third parties and keep available the services of their present officers and employees;

- not amend their memorandum or articles of association or by-laws; and

- abide by certain customary restrictions on and requirements with respect to, among others, the issuance of shares, the declaration or payment of dividends, splitting, redeeming or repurchasing shares, and substantial transactions and dispositions.

Warner Chilcott, in addition to the above restrictions, has also agreed to abide by certain requirements in relation to capital expenditure, indebtedness, employee benefit plans and other employment arrangements, tax and accounting matters, waiver or compromise of claims and proceedings, winding up, dissolution or reorganisation, and insurance.

COMPETING OFFERS

Warner Chilcott has also agreed to certain restrictions concerning any competing transaction, which is defined in the Agreement as any proposal with respect to any recapitalisation, merger, consolidation or other business combination involving Warner Chilcott, or acquisition of any capital or any material portion of the assets of Warner Chilcott and its subsidiaries. In particular, Warner Chilcott agreed, among other things, that during the term of the Agreement, or if sooner until the date upon which the Agreement is terminated:

- neither Warner Chilcott nor any of its subsidiaries, directors, officers, employees, agents or representatives, will, directly or indirectly, solicit, or make any proposal with respect to any competing transaction, or enter into any agreement, arrangement or understanding requiring Warner Chilcott to abandon, terminate or fail to complete the Transaction;

- the board of directors of Warner Chilcott will not withdraw or modify, or propose publicly to withdraw or modify in a manner adverse to Galen, its recommendation of the Transaction and the Scheme;

- except in limited circumstances, the board of directors of Warner Chilcott will not approve or recommend, or propose publicly to approve or recommend, any competing transaction; and

- to advise Galen immediately of the receipt, directly or indirectly, of any inquiries, discussions, negotiations or proposals relating to a competing transaction.

However, prior to the hearing of the petition for the Scheme, Warner Chilcott may, in particular circumstances, furnish information to, and negotiate or otherwise engage in discussions with, any party who initiates contact with Warner Chilcott regarding a competing transaction.

In the event that Warner Chilcott's board of directors receives a proposal for a competing transaction that it determines in good faith to be more favourable to Warner Chilcott's shareholders than the Transaction and the Scheme, referred to as a superior proposal, then the board of directors of Warner Chilcott may, subject to the terms set out in the paragraph below, terminate the Agreement.

Warner Chilcott must notify Galen of any intention to take any action in relation to a superior proposal. Warner Chilcott has agreed, for a period of five business days following receipt by Galen of any such notice, not to proceed in any way with the superior proposal. During this period Galen may either present to Warner Chilcott a revised proposal, or give notice to Warner Chilcott that it does not intend to revise its current proposal with respect to the Transaction.

NASDAQ LISTING

At the effective time of the Transaction, Warner Chilcott will become a wholly-owned subsidiary of Galen and all ordinary shares of Warner Chilcott represented by ADSs and evidenced by ADRs will cease to be listed on the NASDAQ National

                                                                       =========
                                                                         GALEN
Summary of the Terms of the Transaction Agreement continued            =========
--------------------------------------------------------------------------------

Market. Galen will use its reasonable best efforts to cause the ADSs representing the New Ordinary Shares to be admitted to trading on the NASDAQ National Market at the effective time of the Transaction.

EMPLOYEES

For a period of one year following completion of the Transaction, Galen has agreed to provide to the employees of Warner Chilcott and its subsidiaries who become employees of Galen upon completion of the Transaction broad- based employee benefit plans and arrangements which are in the reasonable opinion of Galen no less favourable, in the aggregate, to those employees than the benefits currently provided by Warner Chilcott and its subsidiaries to those employees.

INDEMNIFICATION OF OFFICERS

All rights to indemnification now existing in favour of directors or officers of Warner Chilcott, as in effect on the date of the Agreement shall survive the Transaction and continue in full force and effect for a period of six years from the Transaction. In addition, under the Agreement, for not less than six years after the Transaction, Galen has agreed to maintain in effect the current policies or similar policies of directors' and officers' liability insurance maintained by Warner Chilcott. Galen will not be required to pay an annual premium in excess of 300% of the last annual premium paid by Warner Chilcott.

CONDITIONS

The respective obligations of Galen and Warner Chilcott to complete the Transaction are subject to the satisfaction or waiver on or prior to the effective date of the Transaction of certain conditions including:

- Warner Chilcott and Galen shareholders having approved the Transaction, and in the case of Warner Chilcott, also the Scheme;

- the Scheme having been approved, and the capital reduction of Warner Chilcott having been confirmed, by the High Court;

- the absence of any judgment, order, decree, statute, law, ordinance, rule or regulation by any court or other governmental entity of competent jurisdiction or other legal restraint or prohibition imposing or seeking to impose material limitations on the ability of the parties to continue to run the businesses of the Enlarged Group or otherwise seeking to prevent the completion of the Transaction;

- the absence of any action or proceeding instituted, proposed or threatened by any governmental entity seeking to prevent completion of the Transaction, asserting the illegality of the Transaction or the Agreement or seeking material damages directly arising out of the transactions contemplated thereby;

- the expiration or termination of the applicable waiting period under the U.S. Hart-Scott-Rodino Antitrust Improvements Act of 1976;

- to the extent applicable, written clearance having been obtained from the Irish Minister for Enterprise, Trade and Employment under the Mergers, Takeovers and Monopolies (Control) Act, 1978, as amended;

- the absence of any action by the Department of Justice or Federal Trade Commission or any foreign or supranational agency or entity charged with enforcement of antitrust laws that are applicable to the transactions contemplated by the Transaction Agreement;

- the Galen ADSs to be issued under the Scheme must be admitted to trading on the NASDAQ National Market; and

- the New Ordinary Shares to be issued pursuant to the Scheme must be admitted to the Official List.

The obligation of Warner Chilcott to complete the Transaction is further subject to the satisfaction or waiver of certain conditions including:

- the representations and warranties of Galen must be true, complete and correct in all material respects both when made on and as of the effective time of the Transaction;

- Warner Chilcott must be reasonably satisfied that the Transaction will be treated for US federal income tax purposes as a reorganisation within the meaning of Section 368(a) of the Code;

- the absence of any change, condition, event or development that would result in a material adverse effect on Galen; and

                                                                       =========
                                                                         GALEN
Summary of the Terms of the Transaction Agreement continued            =========
--------------------------------------------------------------------------------

- Messrs. Boissonneault and Herendeen must be appointed to the board of directors of Galen with effect from completion of the Transaction.

The obligation of Galen to complete the Transaction is further subject to the satisfaction or waiver of certain conditions including:

- the representations and warranties of Warner Chilcott must be true, complete and correct in all material respects both when made on and as of the effective time of the Transaction, as if made at and as of such time; and

- the absence of any change, event or development that would result in a material adverse effect on Warner Chilcott.

TERMINATION

The Transaction Agreement provides that either Warner Chilcott or Galen may terminate the Agreement and abandon the Scheme, whether before or after approval of the Scheme by Warner Chilcott's shareholders or sanction of the Scheme by the High Court of the Republic of Ireland, in certain circumstances, including:

- by mutual written consent;

- if any court or government entity issues any order or judgment or takes any other action prohibiting the Transaction;

- if either Warner Chilcott's or Galen's board of directors withdraws or modifies in a manner adverse to Galen or Warner Chilcott respectively its recommendation of the Transaction to its respective shareholders, or publicly discloses its intention to change such recommendation;

- if either Warner Chilcott or Galen breaches any representation, warranty or covenant contained in the Agreement which has a material adverse effect;

- if either Warner Chilcott or Galen fails to obtain its requisite shareholder approval by 31 October 2000;

- subject to certain conditions, if Warner Chilcott receives a proposal for a competing transaction that the board of directors of Warner Chilcott considers in good faith to be reasonably capable of being completed and to be a superior proposal;

- if there occurs a change, condition, event or development that constitutes a material adverse effect on either Warner Chilcott or Galen; and

- by Warner Chilcott if CSFB, Warner Chilcott's financial adviser, withdraws its fairness opinion.

TERMINATION FEES AND EXPENSES

If the Transaction Agreement is terminated:

       (1) by Galen if Warner Chilcott's board of directors withdraws or modifies in a manner adverse to Galen its recommendation of the Transaction and the Scheme,

       (2) by Warner Chilcott if, subject to conditions, it receives a superior proposal,

       (3) by Warner Chilcott if the fairness opinion given to Warner Chilcott by CSFB is withdrawn, or

       (4) by Galen if Warner Chilcott does not, subject to conditions, obtain its shareholder approval of the Transaction and the Scheme on or prior to 31 October 2000,

then, in each case, Warner Chilcott must reimburse Galen on demand for all reasonable and documented costs and expenses incurred by Galen in connection with the Agreement and the transactions contemplated thereby up to a maximum aggregate amount of US$4.25 million.

If the Agreement is terminated by either Warner Chilcott or Galen at a time when Galen is entitled to terminate the Agreement under paragraphs (1), (2) or (3) above, Warner Chilcott in addition must pay to Galen a termination fee of US$4.25 million in cash in no event later than the fifth business day following any such termination, provided that the termination fee will be reduced by the aggregate amount of any costs and expenses paid by Warner Chilcott to Galen as described above.

                                                                       =========
                                                                         GALEN
Summary of the Terms of the Transaction Agreement continued            =========
--------------------------------------------------------------------------------

If the Agreement is terminated by Warner Chilcott because:

       (1) Galen does not obtain its shareholder approval of the Transaction on or prior to 31 October 2000, or

       (2) Galen's board of directors withdraws or modifies in a manner adverse to Warner Chilcott its recommendation of the Transaction,

then Galen must reimburse Warner Chilcott on demand for all reasonable and documented costs and expenses incurred by Warner Chilcott in connection with the Agreement and the transactions contemplated thereby up to a maximum aggregate amount of US$4.25 million.

PART EIGHT
                                                                       =========
                                                                         GALEN
Additional Information                                                 =========
--------------------------------------------------------------------------------

1  RESPONSIBILITY

The Directors and Proposed Directors of the Company, whose names appear in paragraph 2.1 below accept responsibility for the information contained in this document. To the best of the knowledge and belief of the Directors and Proposed Directors, who have taken all reasonable care to ensure that such is the case, the information contained in this document is in accordance with the facts and does not omit anything likely to affect the import of such information.

2  DIRECTORS AND PROPOSED DIRECTORS

2.1    The Directors are listed below together with their respective positions:

       Director                                     Position
       Dr. Allen James McClay, OBE                  Chairman
       Dr. John Alexander King                      Chief Executive Officer
       Robert Geoffrey Elliott                      Finance Director
       Alan David Armstrong                         Chief Operating Officer
       Dr. Harold Alexander Ennis, OBE              Non-executive Director
       David Gibbons, MBE                           Non-executive Director
       Dr. Michael Carter                           Non-executive Director

       It is proposed that, following the Transaction, Roger Boissonneault and Paul Herendeen will be appointed as executive directors of the Company.

       The business address of all the Directors is Seagoe Industrial Estate, Craigavon, Co. Armagh, Northern Ireland BT63 5UA. The business address of the Proposed Directors is and will be Rockaway 80 Corporate Center, 100 Enterprise Drive, Suite 280, Rockaway, New Jersey 07806, USA.

2.2 Save as disclosed below, the Directors do not currently hold, nor have they held during the five years preceding the date of this document, any directorships in companies other than those of the Group or subsidiaries of the following companies:

Director                    Company                                           Position Still Held
Mr. David Gibbons           Cobra Therapeutics Limited                                Yes
                            MedNova Limited                                           Yes
                            Weston Medical PLC                                        Yes
                            Genosis Inc.                                              Yes
                            Abbott Laboratories UK Ltd                                 No
                            Therexys Limited                                           No
                            Priory Holdings Ltd                                        No
                            Priory Healthcare Ltd                                      No

Dr. Michael Carter          Radamacher Group Limited                                  Yes
                            Kudos Pharmaceuticals Limited                             Yes
                            Metris Therapeutics Limited                               Yes
                            Phairson Medical Ltd                                      Yes
                            Genosis Inc.                                              Yes
                            Provensis Limited                                         Yes
                            Matrix Therapeutics Ltd                                   Yes
                            Salick Health Care Inc                                     No
                            Cobra Therapeutics Limited                                 No


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                                                                       =========
                                                                         GALEN
Additional Information continued                                       =========
--------------------------------------------------------------------------------

Director                    Company                                           Position Still Held
Dr. Harold Ennis            Havien Limited                                            Yes
                            Dunloe Ewart plc                                          Yes
                            Balcas Limited                                            Yes
                            Trade and Business Development Body (TBDB)                Yes
                            Boxmore International plc                                  No
                            Marien Limited                                             No

       The Proposed Directors currently hold, or have held during the five years preceding the date of this document, directorships in the companies (and certain of their subsidiaries) set out below:

Director                    Company                                           Position Still Held
Roger Boissonneault         Warner Chilcott plc                                       Yes
                            Warner Chilcott Senior Management Ltd.                    Yes
                            Boron-LePore, Inc.                                        Yes

Paul Herendeen              Warner Chilcott plc                                       Yes
                            Warner Chilcott Senior Management Ltd.                    Yes
                            International Motor Sports Group, Inc.                     No
                            Sebring International Raceway, Inc.                        No


       Save as disclosed below, the Directors are not, and have not been during the five years preceding the date of this document, partners in any partnerships.

Director                    Partnership                                       Position Still Held
Dr. Michael Carter          Schroder International Venture Life Sciences              Yes


       The Proposed Directors are not nor have they been during the five years preceding the date of this document, partners in any partnerships.

2.3    No Director or Proposed Director of the Company has:

       (a)    any unspent convictions relating to indictable offences;

       (b) been declared bankrupt or has put forward a proposal for any individual voluntary arrangements;

       (c) been subject to any public criticism by any statutory or regulatory authorities (including recognised professional bodies) and has not been disqualified by a court from acting as a director of a company or from acting in the management or conduct of the affairs of a company;

       (d) been disqualified by a court from acting as a director of or in the management of any company;

       (e) been a director with an executive function of any company at the time of or within 12 months preceding any receivership, compulsory liquidation, creditors voluntary liquidation, administration, company voluntary arrangement or any composition or arrangement with creditors generally or any class of creditors of such company; or

       (f) been partners of any partnership at the time of or within 12 months preceding any compulsory liquidation, administration or partnership voluntary arrangements of such partnership or been partners of any partnership at the time of or within 12 months preceding a receivership of any assets of such partnership.

3  THE COMPANY

The Company was incorporated and registered in Northern Ireland on 23 August 1991 with registered number N.I. 25836 under the Order as a private limited company under the name Moyne Shelf Company (No. 37) Limited. On 25 November 1991, the Company changed its name to Galen Holdings Limited. On 2 June 1997, it re-registered as a public limited company and changed its name to Galen Holdings Public Limited Company. The principal legislation under which the


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Additional Information continued                                       =========
--------------------------------------------------------------------------------

Company operates is the Order. The registered office, head office and the principal place of business in the United Kingdom of the Company is at Seagoe Industrial Estate, Craigavon, Co. Armagh, Northern Ireland BT63 5UA.

4   SHARE CAPITAL

4.1 The authorised and issued and fully paid share capital of the Company, as at 27 June 2000 (the latest practicable date prior to posting of this document) and as it will be immediately following Completion (assuming no exercise of options outstanding under the Share Option Schemes or Warner Chilcott Share Scheme or to be granted under the Option Agreement and US Share Scheme upon Completion or any outstanding warrants over Warner Chilcott shares) is as follows:

                  At 27 June 2000                                                  Following Completion
 Authorised                          Issued                      Authorised                           Issued
   Ordinary                        Ordinary                        Ordinary                         Ordinary
     Shares        L                 Shares         L                Shares         L                 Shares          L
-----------------------------------------------------------------------------------------------------------------------------
170,000,000    17,000,000       127,266,654     12,726,665      250,000,000     25,000,000       158,300,861       15,830,086
-----------------------------------------------------------------------------------------------------------------------------

       On the basis set out above, following the issue of New Ordinary Shares in relation to the Transaction, 91,699,139 Ordinary Shares will remain authorised but unissued.

4.2 The following is a summary of the changes made to the issued share capital in the three years preceding the date of this document:

       (a) By a special resolution passed on 2 July 1997 (which became unconditional upon 10 July 1997):

              (i) each of the issued and unissued ordinary shares of L1 each in the capital of the Company was sub-divided into 10 ordinary shares of 10p each;

              (ii) the authorised share capital of the Company was increased from L1,000,000 to L17,000,000 by the creation of an additional 160,000,000 Ordinary Shares;

              (iii) upon the share premium account of the Company being credited with the sum of up to L29,773,332, 98,666,656 Ordinary Shares were allotted credited as fully paid on the basis of 74.0001875 Ordinary Shares for every 1 Ordinary Share held to holders of Ordinary Shares on the register of members immediately prior to admission of the whole of the share capital of the Company to the London Stock Exchange by way of capitalisation of L9,866,665.60 of such share premium account (being part of the amount standing to the credit of the share premium account after such allotment).

       (b) On 10 July 1997, 30,266,662 Ordinary Shares were issued pursuant to a placing by Baring Brothers International Limited to institutional and certain other investors at a price of 150p per share.

       (c) On 25 November 1999, 6,000,000 Ordinary Shares were issued at a price of 615p per share pursuant to a placing to institutional and other investors by the Company.

       (d) On 26 June, 2000, 2 Ordinary Shares were issued to David Kelly, the Company Secretary of Warner Chilcott, in consideration for the acquisition by the Company of one Warner Chilcott ordinary share pursuant to the Transaction.

4.3    (a)    At the Extraordinary General Meeting, resolutions (which will be conditional on the Transaction becoming effective) will be proposed, inter alia, to:

              (i) increase the authorised share capital of the Company from L17,000,000 by the creation of an additional 80 million Ordinary Shares (representing an increase in the authorised share capital of 47.1 per cent.);

              (ii) generally and unconditionally authorise the Directors for the purposes of article 90 of the Order to exercise all the powers of the Company to allot relevant securities (within the meaning of article 90(2) of the Order) up to an aggregate nominal amount of L9,781,585 (which represents approximately 77 per cent. of the existing issued share capital of Galen), such authority replacing all existing authorities granted by shareholders to the


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                     Directors and expiring on the earlier of 11 August 2005 and the conclusion of the Company's annual general meeting to be held in 2005 and being limited to:

                     (A) the allotment of New Ordinary Shares as required pursuant to or otherwise in connection with the Transaction Agreement; and

                     (B) the allotment (other than pursuant to the powers referred to in sub-paragraph (A) above) of relevant securities up to an amount equal to one third of the aggregate nominal amount of issued share capital of the Company immediately following Completion; and

              (iii) empower the Directors until the conclusion of the Company's annual general meeting to be held in 2005 or, if earlier, 11 August 2005, to allot equity securities (as defined in article 104(2) of the Order) pursuant to the authority referred to in paragraph 4.3(a)(ii) above as if article 99 of the Order did not apply to any such allotment, such power being limited to:

                     (A) the allotment of equity securities in connection with an issue or offering by way of rights in favour of holders of Ordinary Shares where the equity securities respectively attributable to the interests of all such holders are proportionate (as nearly as may be practicable) to the respective numbers of Ordinary Shares held by them but including in connection with such an issue, the making of such arrangements as the Directors may deem necessary or expedient to deal with fractional entitlements or problems under the laws of any territory or the requirements of any regulatory body or any stock exchange;

                     (B) the allotment of equity securities in connection with or pursuant to employee share schemes and incentive schemes approved at general meeting of the Company and the US Share Scheme;

                     (C) the allotment (other than pursuant to the powers referred to in sub-paragraphs (A) and (B) above) of equity securities up to an aggregate nominal amount equal to 5 per cent. of the aggregate nominal amount of the issued share capital of the Company immediately following Completion; and

                     (D) the allotment (other than pursuant to the powers referred to in sub-paragraphs (A), (B) and (C) above) of equity securities up to an aggregate nominal amount of L37,500 in connection with the options to be granted under the Option Agreement.

       (b) The authorised but unissued share capital following the resolution referred to at paragraph 4.3(a) above becoming unconditional and assuming no exercise of options under the Share Option Schemes or the Warner Chilcott Stock Option Plan or to be granted under the Option Agreement and US Share Scheme upon Completion or any outstanding warrants currently held over Warner Chilcott shares, and following the issue of the New Ordinary Shares pursuant to the Scheme will be L9,169,914. In addition to the New Ordinary Shares to be issued pursuant to the Scheme the directors will be authorised to allot up to an aggregate nominal amount of L6,678,164 of New Ordinary Shares pursuant to the authority referred to in paragraph 4.3(a)(ii) above.

       (c) The provisions of article 99(1) of the Order (to the extent not disapplied pursuant to article 105 of the Order) confer on shareholders rights of pre-emption in respect of the allotment of equity securities (as defined in article 104(2) of the Order) which are, or are to be, paid up in cash and apply to the authorised but unissued share capital except to the extent disapplied by the resolution referred to in paragraph 4.3(a)(iii) above.

4.4    Save as disclosed in this paragraph 4:-

       (a) there has been no change in the amount of the issued share or loan capital of the Company and no material change in the amount of the issued share or loan capital of any of its subsidiaries (other than intra-group issues by wholly owned subsidiaries) in the three years preceding the date of this document;

       (b) no commissions, discounts, brokerages or other special terms have been granted by the Company or any of its subsidiaries in connection with the issue or sale of any share or loan capital of the Company or any of its subsidiaries in the three years preceding the date of this document; and


                                      D-88
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                                                                       =========
                                                                         GALEN
Additional Information continued                                       =========
--------------------------------------------------------------------------------

       (c) no share or loan capital of the Company or any of its subsidiaries is under option or is agreed conditionally or unconditionally to be put under option.

4.5 Other than pursuant to the Scheme, the Share Option Schemes, the Option Agreement, the US Share Scheme and the possible exercise of outstanding options and warrants over 4,204,407 Warner Chilcott shares (which would require the issue of up to 10,511,018 New Ordinary Shares), there is no present intention to issue any of the authorised but unissued share capital of the Company. As at 27 June 2000 Warner Chilcott had reserved an aggregate of 198,600 Warner Chilcott shares for the granting of options for the current year to employees of Warner Chilcott Group. Upon these options being granted, Galen will be obliged to reserve approximately 496,500 ordinary shares for the granting of options to such employees.

4.6 The closing middle market price of an Ordinary Share on 27 June 2000 (being the latest practicable date prior to the publication of this document) was 650p. By reference to that price, the New Ordinary Shares will be issued at a premium of 640p over the nominal value of each Ordinary Share in the capital of Galen.

4.7 The Ordinary Shares are currently listed on the Official List and the Official List of the Dublin Stock Exchange and are traded on the London Stock Exchange's market for listed securities. The New Ordinary Shares will be in registered form. It is expected that definitive share certificates, to the extent the New Ordinary Shares are not being held in the CREST system, will be despatched by post within two days following Completion. No temporary documents of title will be issued. In the event that New Ordinary Shares will be held in ADS form by the Depositary on behalf of the ADS holders in Warner Chilcott, Galen shall arrange for the Depositary to issue ADRs representing Galen ADSs.

4.8 The Articles of Association of Galen permit the holding of Ordinary Shares under the CREST system. Accordingly, settlement of transactions in the New Ordinary Shares following Completion may take place within the CREST system if the relevant shareholders so wish.

4.9 The following are details of options to acquire Ordinary Shares granted to certain Directors and employees under the Share Option Schemes which were not issued for cash consideration and were outstanding at 27 June 2000 (being the latest practicable date prior to the publication of this document) and which represent the maximum number of Ordinary Shares which may be issued pursuant to such options:

                            EXERCISE                             NUMBER OF
SCHEME                     PRICE (L)    EXERCISE PERIOD    ORDINARY SHARES
--------------------------------------------------------------------------
Unapproved Scheme              3.60           2001-2008             25,003
                               3.925          2001-2008            106,333
                               4.475          2002-2009            160,609
                               5.05           2003-2010            177,404

Approved Scheme                3.60           2001-2008             74,997
                               3.925          2001-2008             14,583
                               4.475          2002-2009             20,109
                               5.05           2003-2010             30,484
--------------------------------------------------------------------------


                                      D-89
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                                                                       =========
                                                                         GALEN
Additional Information continued                                       =========
--------------------------------------------------------------------------------


                                                                                        Number of
Director                       Scheme    Exercise Price (L)    Exercise Period    Ordinary Shares
-------------------------------------------------------------------------------------------------
John King                    Approved                 4.475          2002-2009              6,703
                           Unapproved                 4.475          2002-2009             68,933
                                                      5.050          2003-2010             38,614
Geoffrey Elliott             Approved                 4.475          2002-2009              6,703
                           Unapproved                 4.475          2002-2009             56,890
                                                      5.050          2003-2010             29,703
Alan Armstrong               Approved                 4.475          2002-2009              6,703
                           Unapproved                 4.475          2002-2009             34,786
                                                      5.050          2003-2010             23,763
-------------------------------------------------------------------------------------------------

       Further details of the Share Option Schemes are set out in paragraph 6 of this part eight. Details of Directors' interests in shares of the Company are included in paragraph 7 of this part eight.

4.10 As at 27 June 2000, being the latest practicable date prior to publication of this document, Warner Chilcott had outstanding warrants over a total of 2,619,023 Warner Chilcott shares. 910,000 of these warrants are held by officers of Warner Chilcott. Upon the completion of the Transaction, these warrants will be exercisable over Ordinary Shares in the capital of the Company. Up to 6,547,557 New Ordinary Shares will be required to be issued to holders of warrants on exercise.

5  MEMORANDUM AND ARTICLES OF ASSOCIATION

5.1 The Memorandum of Association of the Company provides that the Company's principal object is to carry on the business of a holding company. The objects of the Company are set out in full in clause 4 of the Memorandum of Association which is available for inspection at the address specified in paragraph 15 below.

5.2 The Articles of Association of the Company (the "Articles"), which were adopted on 2 July 1997 contain provisions, inter alia, to the following effect:-

       (a)    Voting Rights

              (i) Shareholders shall have the right to receive notice of, to attend and to vote at all general meetings of the Company. Save as otherwise provided in the Articles, on a show of hands each holder of shares present in person and entitled to vote shall have one vote and upon a poll each such holder who is present in person or by proxy and entitled to vote shall have one vote in respect of every share held by him.

              (ii) No member shall be entitled to vote at any general meeting if any call or other sum presently payable by him in respect of shares remains unpaid or if a member has been served by the Directors with a direction notice in the manner described in paragraph (b) below.

       (b)    Restrictions on Ordinary Shares

              If a member or any person appearing to be interested in shares in the Company has been duly served with a notice pursuant to article 220 of the Order and is in default in supplying to the Company information thereby required within 14 days from the date of service of such notice the Directors may serve on such member or on any such person a notice (a "restriction notice") in respect of the shares in relation to which the default occurred ("Default Shares") and any other shares held at the date of the restriction notice directing that the member shall not be entitled to be present or to vote at any general meeting or class meeting of the Company. Where the Default Shares represent at least 0.25 per cent. of the shares the restriction notice may in addition direct, inter alia, that any dividend or other money which would otherwise be payable on such shares shall be retained by the Company without liability to pay interest and no transfer of any of the shares held by the member shall be registered unless the member is not himself in default in supplying the information requested and the transfer is part only of the member's holding and is accompanied by a certificate given by the member in a form satisfactory to the Directors to the effect that after due and careful enquiry


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Additional Information continued                                       =========
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              the member is satisfied that no person in default is interested in any shares subject to the transfer or the transfer is an approved transfer.

       (c)    Variation of Class Rights and Alteration of Capital

              (i) If at any time the share capital of the Company is divided into different classes of shares, the rights attached to any class of shares may, subject to the Order and any other legislation relating to companies (the "Statutes"), be modified, abrogated or varied either with the consent in writing of the holders of three-fourths of the issued shares of that class or with the sanction of an extraordinary resolution passed at a separate general meeting of the holders of the shares of that class. To every such separate general meeting the provisions of articles 377, 378, 384 and 385 of the Order and the provisions of the Articles relating to general meetings shall apply, mutatis mutandis, but so that the necessary quorum at any such meeting other than an adjourned meeting shall be two persons holding or representing by proxy at least one-third in nominal value of the issued shares of the relevant class and at an adjourned meeting one person holding shares of the class or his proxy. Any holder of shares of the relevant class present in person or by proxy may demand a poll upon which every holder of shares of that class shall be entitled to one vote for every such share held by him. The rights attached to any class of shares shall, unless otherwise expressly provided by the terms of issue of such shares or by the terms upon which such shares are for the time being held, be deemed not to be modified, abrogated or varied by the creation or issue of further shares ranking pari passu therewith or the purchase or redemption by the Company of any of its own shares in accordance with the Statutes or the Articles.

              (ii) The Company may by ordinary resolution increase its share capital, consolidate and divide all or any of its share capital into shares of larger amount, sub-divide its shares into shares of smaller amount and cancel any shares which at the date of the passing of the resolution have not been taken or agreed to be taken by any person.

              (iii) Subject to the provisions of the Statutes, the Company may by special resolution reduce its share capital, any capital redemption reserve and any share premium account in any way.

              (iv) Subject to the provisions of the Statutes or the Articles, all unissued shares of the Company are at the disposal of the Directors.

              (v) Subject to the provisions of the Statutes, any shares may be issued on terms that they are redeemable or liable to be redeemed at the option of the Company or the shareholders on the terms and in the manner provided for by the Articles.

              (vi) Subject to the provisions of the Order, the Company may purchase its own shares (including any redeemable shares).

       (d)    Transfer of Shares

              (i) Subject to paragraph (d)(ii) below, the instrument of transfer of a share shall be signed by or on behalf of the transferor (and, in the case of a share which is not fully paid, by or on behalf of the transferee) and the transferor shall be deemed to remain the holder of the share until the name of the transferee is entered in the register in respect thereof. All transfers shall be effected by instrument in writing in any usual or common form or any other form which the Directors may approve. The Directors may, in their absolute discretion and without giving any reason, refuse to register the transfer of a share which is not fully paid provided that where such shares are admitted to the Official List, such discretion may not be exercised in such a way as to prevent dealings in the shares of the relevant class or classes from taking place on an open and proper basis. The Directors may likewise refuse to register any transfer in favour of more than four persons jointly. The Directors may decline to recognise any instrument of transfer unless it is left at the registered office of the Company, accompanied by the relevant certificate and such other evidence as the Directors may reasonably require to show the right of the transferor to make the transfer, and unless the instrument is in respect of only one class of share. The registration of transfers may be suspended by the Directors for any period (not exceeding 30 days in any year).


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Additional Information continued                                       =========
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              (ii)   Notwithstanding any other provision of the Articles to the contrary, any shares in the Company may be held in uncertificated form and title to shares may be transferred by means of a relevant system (in each case as defined in The Uncertificated Securities Regulations 1995 (SI 1995/3272)) such as CREST.

       (e)    Directors

              (i) The business of the Company shall be managed by the Directors who may exercise all such powers of the Company subject to the provisions of the Articles and the Statutes and to such directions as may be given by the Company in general meeting by special resolution.

              (ii) Unless and until the Company in general meeting shall otherwise determine, the number of Directors shall be not less than two and not more than 10. A Director shall not be required to hold any shares in the capital of the Company. A Director who is not a member shall nevertheless be entitled to receive notice of and attend and speak at all general meetings of the Company and all separate general meetings of the holders of any class of shares in the capital of the Company.

              (iii) No Director shall be disqualified by his office from entering into any contract, arrangement, transaction or proposal with the Company either with regard to his tenure of any other office or place of profit or acting in a professional capacity for the Company or as a vendor, purchaser or otherwise. Subject to the provisions of the Statutes and save as therein provided, no such contract, arrangement, transaction or proposal entered into by or on behalf of the Company in which any Director or person connected with him is in any way interested, whether directly or indirectly, shall be liable to be avoided, nor shall any Director who enters into any such contract, arrangement, transaction or proposal or who is so interested be liable to account to the Company for any profit or other benefit realised by any such contract, arrangement, transaction or proposal by reason of such Director holding that office or of the fiduciary relationship thereby established, but such Director shall declare the nature of his interest in accordance with the Statutes.

              (iv) A Director shall (in the absence of some other material interest than is indicated below) be entitled to vote (and be counted in the quorum) in respect of any resolution concerning any of the following matters, namely:-

                     (A) the giving of any guarantee, security or indemnity by the Company or by any other person in respect of money lent or obligations incurred by him at the request of or for the benefit of the Company or any of its subsidiary undertakings;

                     (B) the giving of any guarantee, security or indemnity in respect of a debt or obligation of the Company or any of its subsidiary undertakings for which he himself has assumed responsibility in whole or in part under a guarantee or indemnity or by the giving of security;

                     (C) any proposal concerning an offer of shares in or debentures or other securities of or by the Company or any of its subsidiary undertakings for subscription or purchase in which offer he is, or may be, entitled to participate as a holder of securities or in the underwriting or sub-underwriting of which he is to participate;

                     (D) any contract, arrangement, transaction or other proposal concerning any other body corporate in which he, or any other person connected with him (within the meaning of article 354 of the Order), is interested, directly or indirectly and whether as an officer or shareholder or otherwise howsoever, provided that he or any person connected with him does not hold an interest (within the meaning of articles 206-219 of the Order) in one per cent. or more of any class of the equity share capital of such body corporate or of the voting rights available to members of the relevant body corporate;

                     (E) any contract, arrangement, transaction or other proposal which does not award him any privilege or benefit not generally awarded to the employees to whom the proposal relates; and

                     (F) any proposal concerning any insurance which the Company is to purchase and/or maintain for the benefit of Directors or for the benefit of persons who include Directors.

              (v) If any question shall arise at any meeting as to the materiality of an interest or as to the entitlement of any Director to vote and such question is not resolved by his voluntarily agreeing to abstain from voting, such


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Additional Information continued                                       =========
--------------------------------------------------------------------------------

                     question shall be referred to the Chairman of the meeting and his ruling in relation to any other Director other than himself shall be final and conclusive except in a case where the nature or extent of the interests of the Director concerned have not been fairly disclosed.

              (vi) Save as provided in the Articles, a Director shall not vote or be counted in the quorum present on any motion in respect of any contract, arrangement, transaction or any other proposal in which he has an interest which (together with any interest of any person connected with him within the meaning of article 354 of the Order) is to his knowledge a material interest otherwise than by virtue of his interests in shares or debentures or other securities of, or otherwise in or through the Company.

              (vii) The Directors shall be paid out of the funds of the Company by way of fees for their services as Directors such sums (if any) as the Directors may from time to time determine (not exceeding in the aggregate an annual sum (excluding amounts payable under any other provision of the Articles) of L250,000 or such larger amount as the Company may by ordinary resolution determine). Such remuneration shall be divided between the Directors as they shall agree or, failing agreement, equally. Such remuneration shall be deemed to accrue from day to day.

              (viii) Subject to the provisions of the Statutes, the Directors, or any committee authorised by the Directors, may from time to time appoint one or more of their body to the office of Managing Director or to hold such executive office as they may decide for such period and on such terms as they think fit, and may revoke such appointment. The salary or remuneration of any such executive director shall, subject as provided in any contract, be such as the Directors may from time to time determine, and may either be a fixed sum of money, or may altogether or in part be governed by the business done or profits made, and may include the making of provisions for the payment to him, his widow or other dependants, of a pension on retirement from the office or employment to which he is appointed and for the participation in pension and life assurance and other benefits.

              (ix) The Directors may entrust to and confer upon a managing director or any such executive Director any of the powers and discretions exercisable by them upon such terms and conditions and with such restrictions as they may think fit, and either collaterally with or to the exclusion of their own powers and discretions and may from time to time revoke, withdraw, alter or vary all or any of such powers or discretions.

              (x) Any Director who is appointed to any executive office or who serves on any committee or who devotes special attention to the business of the Company, or who goes or resides abroad or who otherwise performs services which, in the opinion of the Directors or any committee authorised by the Directors, are outside the scope of the ordinary duties of a Director, may be paid such remuneration by way of salary, percentage of profits or otherwise as the other Directors may determine.

              (xi) The Directors may be paid all reasonable travelling, hotel and other expenses properly incurred by them in attending and returning from meetings of the Directors or any committee of the Directors or general meetings of the Company or otherwise in connection with the business of the Company.

              (xii) A Director may be or continue as or become a director or other officer, servant or member of, or otherwise interested in, any body corporate promoted by the Company or in which the Company may be interested as shareholder or otherwise, and no such Director shall be accountable to the Company for any remuneration or other benefits received or receivable by him as a director or other officer, servant or member of, or from his interest in, such other body corporate. Subject to the provisions of the Order, a Director may hold any other office or place of profit under the Company, except that of auditor, in conjunction with the office of Director and may act by himself or through his firm in a professional capacity for the Company, and in any such case on such terms as to remuneration and otherwise as the Directors may arrange. Such remuneration shall be in addition to any remuneration otherwise provided by the Articles.

              (xiii) Where proposals are under consideration concerning the appointment (including fixing or varying the terms of appointment) of two or more Directors to offices or employments with the Company or any body corporate in which the Company is interested, such proposals may be divided and considered in relation to each Director separately and in such cases each of the Directors concerned (subject to the Articles) shall be


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                     entitled to vote (and be counted in the quorum) in respect of each resolution except that concerning his own appointment.

             (xiv) Article 301 of the Order (which regulates the appointment and continuation in office of directors who have attained the age of 70) shall not apply to the Company.

             (xv) Each Director shall have the power at any time to appoint as an alternate Director either (i) another director or
                     (ii) any other person approved for that purpose by a resolution of the Directors, and, at any time, to terminate such appointment.

             (xvi) At each annual general meeting of the Company one third of the Directors shall retire from office. The Directors to retire will be those who have been longest in office, or in the case of those appointed or re-appointed on the same day, will be (unless they otherwise agree) determined by lot.

             (xvii) Without prejudice to the provisions of the Articles, the Directors may exercise all the powers of the Company to purchase and maintain insurance for or for the benefit of any persons who are or were at any time directors, officers, employees or auditors of the Company, or of any other body (whether or not incorporated) which is or was its parent undertaking or subsidiary undertaking or another subsidiary undertaking of any such parent undertaking (together "Group Companies") or otherwise associated with the Company or any Group Company or in which the Company or any such other Group Company has any interest, whether direct or indirect, or of any predecessor in business of any of the foregoing, or who are or were at any time trustees of, or directors of trustees or, any pension, superannuation or similar fund, employees' trust or scheme or any employees' share scheme or other scheme or arrangement in which any of the Company or any such other body are interested, including (without prejudice to the generality of the foregoing) insurance against any costs, charges, expenses, losses or liability suffered or incurred by such person in respect of any act or omission in the actual or purported execution and/or discharge of their duties and/or the exercise or purported exercise of their powers and/or otherwise in relation to or in connection with their duties, powers or offices in relation to the Company or any such other body, fund, trust, scheme or arrangement.

             (xviii) The Directors or any committee authorised by the Directors may exercise all the powers of the Company to give or award pensions, annuities, gratuities or other retirement, superannuation, death or disability allowance or benefits to, inter alia, any Directors, ex-directors, employees or ex-employees of the Company or of any subsidiary undertaking or parent undertaking of the Company or to the wives, widows, children, other relatives and dependants of any such person and may establish, maintain, support, subscribe to and contribute to all kinds of schemes, trusts and funds for the benefit of any such persons.

       (f)   Borrowing Powers

             (i) The Directors may, save as the Articles otherwise provide, exercise all the powers of the Company to borrow money and to mortgage or charge its undertakings, property, assets and uncalled capital, or any part thereof, and, subject to the provisions of the Statutes and the Articles, to issue debentures, debenture stock and other securities whether outright or as security for any debt, liability or obligation of the Company or of any third party.

             (ii) The Directors shall restrict the borrowings of the Company and exercise all voting and other rights or powers of control exercisable by the Company in relation to its subsidiary undertakings (if any) so as to secure (so far, as regards subsidiary undertakings, as by such exercise they can secure) that the aggregate amount for the time being remaining outstanding of all monies borrowed by the Company and any subsidiary undertakings for the time being (in this paragraph, the "Group") and for the time being owing to persons outside the Group shall not at any time, without the previous sanction of an ordinary resolution of the Company in general meeting, exceed the greater of L50 million and three times the aggregate of (i) the amount paid up on the issued share capital of the Company and (ii) the total of the capital and revenue reserves of the Group (including any share premium account, capital redemption reserve and credit balance on the profit and loss account) all as shown in the latest audited consolidated balance sheet of the Group but after such adjustments and deductions (including any amounts attributable to intangibles) as are specified in the relevant Article.


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       (g)    Dividends and Distributions on Liquidation to Shareholders

              (i) The Company in general meeting may declare dividends, but no dividend shall exceed the amount recommended by the Directors. Subject to any priority, preference or special rights, all dividends shall be declared and paid according to the amounts paid up on the shares and shall be apportioned and paid proportionately to the amounts paid up on the shares during any portion of the period in respect of which the dividend is paid.

              (ii) The Directors may pay such interim dividends as they think fit and may pay the fixed dividends payable on any shares of the Company half-yearly or otherwise on fixed dates.

              (iii) No dividend or interim dividend shall be paid otherwise than in accordance with the provisions of the Statutes.

              (iv) On a liquidation, the liquidator may, with the sanction of an extraordinary resolution of the Company and any other sanction required by the Statutes, divide amongst the members in specie or in kind the whole or any part of the assets of the Company and may, for such purpose, set such value as he deems fair upon any property to be divided and may determine how such division shall be carried out.

              (v) The Directors may, with the sanction of an ordinary resolution of the Company in general meeting, offer the holders of Ordinary Shares the right to elect to receive Ordinary Shares credited as fully paid instead of cash in respect of the whole or part of any dividend.

              (vi) Any dividend unclaimed for a period of 12 years after it became due for payment shall be forfeited and shall revert to the Company.

       (h)    Notice of Meetings

              Any shareholder without a registered address within the United Kingdom who has not supplied an address within the United Kingdom is not entitled to receive any notice, e.g. of shareholder meetings, from the Company. Resolution 5 in the Notice of EGM at the end of this document proposes to change this article to allow for notices to be sent outside the United Kingdom.

6  THE COMPANY'S SHARE OPTION SCHEMES AND THE EMPLOYEE TRUST

6.1 THE GALEN APPROVED EXECUTIVE SHARE OPTION SCHEME AND THE GALEN UNAPPROVED EXECUTIVE SHARE OPTION SCHEME

The Company has established two discretionary share option schemes, one of which, the Galen Approved Executive Share Option Scheme (the "Approved Scheme"), has been approved by the Inland Revenue.

The following summary relates to the rules of the Approved Scheme. The terms of the Galen Unapproved Executive Share Option Scheme (the "Unapproved Scheme") are the same unless expressly indicated to the contrary.

Both the Approved and Unapproved Schemes (the "Executive Schemes") provide for options to be granted over unissued shares or shares held in a trust.

       (a)    Eligibility

       Options to acquire Ordinary Shares may be granted at the discretion of the remuneration committee of the Company (the "Remuneration Committee") or, if applicable, the trustee acting on the recommendation of the Remuneration Committee (in either case the "Grantor") to any employee of the Company or any member of the Group, including a full-time director, required to devote substantially the whole of his working time to his employment or office and who (in the case of the Approved Scheme), if an executive director, is required to devote a minimum of 25 hours per week to his duties. Options may normally only be granted within 42 days from the announcement of the Company's annual or half-yearly results.


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       (b)    Scheme Limits

              On any date, no option may be granted under an Executive Scheme if, as a result, any of the following limits would be exceeded:

              (i) the aggregate number of Ordinary Shares issued or issuable pursuant to grants or appropriations made during the previous 10 years under (i) the Executive Schemes and the SAYE Scheme (referred to in paragraph 6.2 below); and (ii) all other employees' shares schemes established by the Company would exceed ten per cent. of the issued ordinary share capital of the Company on the day preceding that date; or

              (ii) the aggregate number of Ordinary Shares issued or issuable pursuant to grants made during the previous 10 years under the Executive Schemes and all other employees' share option schemes (other than savings-related share option schemes and the Section 423 Plan) established by the Company would exceed five per cent. of the issued ordinary share capital of the Company on the day preceding that date; or

              (iii) the aggregate number of Ordinary Shares issued or issuable pursuant to grants or appropriations made in the previous three years under (i) the Executive Schemes and the SAYE Scheme; and (ii) all other employees' share schemes established by the Company would exceed three per cent. of the issued ordinary share capital of the Company on the day preceding that date; or

              (iv) the aggregate number of Ordinary Shares issued or issuable pursuant to options granted under the schemes referred to in sub-paragraph (b)(ii) above during the four years commencing on the date on which the Executive Schemes were adopted by the Company would exceed 2.5 per cent. of the issued ordinary share capital of the Company on the day preceding that date.

              For the avoidance of doubt, Ordinary Shares that have been the subject of options or rights granted under any other share plan which have lapsed shall not be taken into account for the purposes of these limits.

       (c)    Individual Limits

              No option may be granted to any individual if, as a result, either:

              (i) the aggregate market value of Ordinary Shares issued or issuable pursuant to options and other rights granted to him during the previous 10 years but after Admission under the Executive Schemes and any other employees' share option scheme (whether or not approved by the Inland Revenue but not the Section 423 Plan or any savings-related option scheme) of the Company, other than options and rights which have been exercised or lapsed, would exceed four times his annual earnings; or

              (ii) in the case of the Approved Scheme only, the aggregate market value of the Ordinary Shares which may be acquired pursuant to options and other rights granted to him under the Approved Scheme and any other Inland Revenue approved share option scheme (other than the Section 423 Plan or any savings-related share option scheme) of the Company or any associated company of the Company which have neither been exercised nor lapsed would exceed L30,000.

       (d)    Exercise Price

              The exercise price of an option shall be fixed by the Grantor of the options but shall not be less than the higher of: (i) in the case of an option to subscribe for Ordinary Shares, the nominal value of an Ordinary Share; and (ii) the middle market quotation (as derived from the Official List) for dealings in the Ordinary Shares for the last dealing day before the date of grant or, if the Grantor so decides, the average of the middle market quotations (as derived from the Official List) during the five dealing days preceding the date of grant.

              The exercise price (and the number of Ordinary Shares subject to an option) may be adjusted in the event of a rights issue, capitalisation issue, split, consolidation of shares, reduction or any other variation of the capital of the Company and subject to, in the case only of the Approved Scheme, the approval of the Inland Revenue.


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       (e)    Additional Conditions

              The Grantor may grant an option subject to such objective condition or conditions ("Performance Conditions") as it in its discretion sees fit, which must be fulfilled before the option can be exercised. Performance Conditions attached to an option may be varied if an event occurs which causes the Remuneration Committee to consider that the varied conditions represent a fairer measure than the original conditions, but are no more difficult to satisfy than the original was when first set. Options which would replace those already exercised by a participant will only be granted if the Grantor is satisfied that there has been a sustained improvement in the financial performance of the Company over the two to three years preceding such grant.

       (f)    Exercise of Options

              In normal circumstances, options may be exercised at any time between the third and tenth anniversaries of their date of grant provided that any performance conditions to which they are subject have been fulfilled. Options will become exercisable immediately on the death of a participant or on his ceasing to be an eligible employee by reason of injury, disability, retirement at normal retirement age or transfer out of the Group or the Company, of the business or that part of the business to which his employment relates. At the discretion of the Remuneration Committee, options may also become exercisable where the participant leaves for any other reason. Rights to exercise will also arise on a change in control or reconstruction of the Company (subject to the exercise of "roll-over" rights described in sub-paragraph (g) below), and in the event of a voluntary winding up.

       (g)    Voting, Dividend, Transfer and Other Rights

              Until options are exercised, option holders have no voting or other rights in respect of the Ordinary Shares covered by their options.

              Ordinary Shares issued pursuant to the Executive Schemes will rank, pari passu, in all respects with the Ordinary Shares already in issue except that they will not rank for any dividend or other distribution paid or made by reference to a record date falling prior to the date on which the Ordinary Shares are allotted and issued. Benefits provided under the Executive Schemes shall not be pensionable benefits.

              Options are not transferable. On a change in control or reconstruction of the Company, options may, with the consent of the company acquiring control of the Company, be released in consideration of the grant of equivalent rights over the shares of the acquiring company or a company associated with it. The rights are equivalent if, broadly speaking, the aggregate market value of the shares under both the old and new options and the aggregate exercise price of each option are, on the date of exchange, equal.

       (h)    Admission and Amendment

              The Executive Schemes will be administered by the Remuneration Committee. The Board may amend the Executive Schemes by resolution provided that at any time at which the Approved Scheme is Inland Revenue approved no amendment shall have effect until approved by the Inland Revenue. The approval of the Company in general meeting will be required for any amendment to the advantage of participants except for minor amendments to benefit the administration of the Executive Schemes and amendments to obtain or maintain favourable tax, exchange control or regulatory treatment for participants or for any member of the Group. Amendments can also be made without the approval of the Company if they are necessary for compliance with any overseas taxation or regulatory issues.

       (i)    Termination

              The Executive Schemes may be terminated at any time by a resolution of the Board or by the Company in general meeting. Termination shall not affect outstanding rights of participants.


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6.2   THE GALEN SAVINGS RELATED SHARE OPTION SCHEME

       (a)    Introduction

              The SAYE Scheme is governed by rules (the "Rules") which have been approved by the Inland Revenue.

       (b)    Eligible Employees

              All employees of the Company or any participating member of the Group who pay tax under Case I of Schedule E and who have the requisite minimum period of continuous employment (being 36 months or such other period determined by the Directors not exceeding five years) are eligible to participate. The Directors have a discretion to include other employees.

       (c)    Exercise Price

              The price payable on the exercise of an option will be determined by the Directors but shall not be less than the higher of (i) 80 per cent. of the average of the middle market quotation (as derived from the Official List) of an Ordinary Share for the five dealing days immediately prior to the date on which invitations to apply for options are despatched (or, if the directors decide, the middle market quotation (as derived from the Official List) on the dealing day immediately preceding the date the invitations are despatched); and (ii) in the case of options to subscribe for Ordinary Shares, the nominal value of an Ordinary Share.

              The exercise price and the number of Ordinary Shares under option may be adjusted by the Directors with the agreement of the Inland Revenue to take account of any rights issue, capitalisation issue, split, consolidation or reduction or other variation of the Company's ordinary share capital provided no adjustment would cause the price per share to be less than the nominal value of the share.

       (d)    Grant of Options

              The SAYE Scheme permits the grant of options over unissued shares or shares held in a trust. Invitations to apply for options may be issued within 18 days of the announcement of the Company's annual or half-yearly results or of any amendment being made to the provisions of Schedule 9 to the Taxes Act 1988 governing share-save schemes. Options shall be granted within 30 days of the date by reference to which the exercise price is determined, unless scaling down is necessary, in which case options shall be granted within 42 days of such date.

              If the Directors resolve to operate the SAYE Scheme, all eligible employees will be invited to apply for options. It is a condition of such application that employees enter into a savings contract with an approved savings institution. Options will not be transferable or assignable. Benefits provided under the SAYE Scheme shall not be pensionable benefits.

              The number of Ordinary Shares subject to an option will be determined by the level of contributions to the savings contract and may be adjusted during the life of the option as described in sub-paragraph (c) above.

       (e)    Savings Contracts

              All options must be linked to a contractual savings scheme entered into by each participant with the savings institution nominated by the Directors and approved by the Inland Revenue. Participants must save between L5 and L250 per month, such sums to be deducted from the relevant participant's pay.

              After either 36 or 60 contributions have been made a bonus is payable, currently equal to two and three quarters or seven and a half months' contributions respectively. An option may be exercised three or five years after the date of grant depending on the type of savings contract taken out. Options may be exercised only with an amount not exceeding the available proceeds of the related savings contracts. The duration of an option is determined at the date of the grant.

              Participants may withdraw from their savings contract at any time (though their options may then lapse) and are not obliged to exercise their options when the contract matures at a relevant bonus date. All SAYE savings contracts of any individual are aggregated for the purposes of the limit on savings of L250 per month.


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              Savings contracts terminated early earn interest, currently at the rate of three per cent. per annum, if repayment is made on or after the first anniversary of their commencement.

       (f)    Limitations

              No option shall be granted under the SAYE Scheme on any date if, as a result, either of the following limits would be exceeded:

              (i) the total number of Ordinary Shares issued or issuable pursuant to grants and appropriations made during the previous 10 years under the SAYE Scheme, the Executive Schemes and pursuant to grants and appropriations made under all other employees' share schemes established by the Company, would exceed 10 per cent. of the issued ordinary share capital of the Company on the day preceding that date; or

              (ii) the aggregate number of Ordinary Shares issued or issuable pursuant to grants and appropriations made within the previous five years under the schemes mentioned in (i) above would exceed five per cent. of the Company's issued ordinary share capital on the day preceding that date.

       (g)    Exercise of Options

              In normal circumstances, options may be exercised during the period of six months commencing on the maturity (that is the relevant bonus date) of the savings contract. Options will be exercisable immediately on the death of a participant or on his ceasing to be an employee on reaching the age of 60 or at such other age at which that employee is bound to retire in accordance with the terms of his contract of employment or on his ceasing employment due to injury, disability or redundancy and, in respect of an option held for at least three years, on his leaving employment due to early retirement, pregnancy or childbirth. Options will also become exercisable on an employee's attaining the age of 60 if he should continue in employment, on the sale or transfer out of the Company or the Group or the subsidiary, business or part of a business to which his employment relates and on a change in control or reconstruction or voluntary winding-up of the Company.

              On a change in control or reconstruction of the Company, options may, with the consent of the company acquiring control of the Company, be released in consideration of the grant of equivalent rights over the shares of the acquiring company or a company associated with it. Rights are equivalent if, broadly speaking, the aggregate market values of the shares under both the old and new options and the aggregate exercise price of each option are, on the day of exchange, equal.

       (h)    Issue of Shares

              Ordinary shares allotted following the exercise of an option will rank pari passu with the then issued shares of the same class provided that they shall not rank for any dividend or other distribution paid or made by reference to a record date falling prior to the date of exercise of an option.

       (i)    Administration and Amendment

              The SAYE Scheme is administered by the Directors. The rules of the SAYE Scheme may be amended by the Directors in any respect provided that no amendment may be made to the advantage of participants without the approval of the Company in general meeting except for minor amendments to benefit the administration of the SAYE Scheme and amendments to obtain and maintain favourable tax, exchange control or regulatory treatment for participants in the SAYE Scheme for the Company or the Group.

              No amendment shall take effect whilst the SAYE Scheme is approved by the Inland Revenue until such amendment has been approved by the Inland Revenue.

6.3    THE GALEN INC. EMPLOYEE STOCK PURCHASE PLAN (THE "SECTION 423 PLAN")

       (a)    Introduction

              The Section 423 Plan qualifies as an "employee stock purchase plan" under Section 423 of the US Internal Revenue Code of 1986. The Section 423 Plan has been approved by the Company, and is for the benefit of the employees of


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              its US subsidiary Galen Incorporated and its subsidiaries.
              Pursuant to the Section 423 Plan, each eligible employee may elect that a specified portion of his or her salary be accumulated through payroll deductions and applied towards the purchase of Ordinary Shares. However, this specified portion must not be less than US$5.00 nor more than US$250.00 per payroll period.

       (b)    Eligible Employees

              All employees of Galen Inc. and any of its subsidiaries, other than employees whose normal hours of work are 20 hours or less per week or whose employment is for five months or less in any calendar year, are eligible to participate in the Section 423 Plan provided a period of service of at least one year has elapsed from the date of his or her commencement of employment.

       (c)    Shares subject to the Section 423 Plan

              The Section 423 Plan provides for the acquisition during the life of the Section 423 Plan of such number of Ordinary Shares as represents one per cent. of the Company's issued ordinary share capital immediately following Admission. This number is subject to adjustment in the event of a rights or capitalisation issue, split consolidation, reduction in share capital, or similar circumstances.

              In addition, on any date of grant, no option shall be granted if as a result, the total number of Ordinary Shares issued or issuable pursuant to options, appropriations and other rights granted in the previous 10 years under the Section 423 Plan and any other employees' share scheme of the Company or any associated company would exceed 10 per cent. of the Company's issued ordinary share capital on that date of grant.

       (d)    Accumulation Period and Savings

              Each eligible employee may request that amounts be withheld from his or her salary, accumulated (for a period not exceeding 27 months) and applied towards the purchase of Ordinary Shares under the Section 423 Plan. No interest will be paid on any amounts withheld. On the first business day of any period during which savings may be accumulated ("Date of Grant") each eligible employee will be granted an option for the largest number of Ordinary Shares that may be bought with his or her accumulated savings at the exercise price determined on the Date of Grant. However, if on the final business day of any period during which savings may be accumulated ("Final Date"), the total number of Ordinary Shares that is to be acquired within an accumulation period exceeds the number of Ordinary Shares allocated by the Committee with respect to the Date of Grant, then no options shall be granted to any eligible employee and the accumulated savings shall be returned to the eligible employees. All accumulated payroll deductions may be withdrawn at the request of the participant prior to the Final Date. Similarly, all amounts accumulated on behalf of an individual who has ceased to be an eligible employee on the Final Date shall be returned to the individual (or, if he or she has died, to his or her estate).

       (e)    Exercise Price and Individual Limits

              Following each Final Date, the options granted on the relevant Date of Grant shall be exercised automatically (unless the employee has given written notice to the Company), with the accumulated savings being applied to acquire Ordinary Shares under option. The exercise price for the options granted under the
              Section 423 Plan will be 85 per cent. of the fair market value of an Ordinary Share at (i) the Date of Grant, or (ii) the Final Date, whichever is the lesser. The fair market value of an Ordinary Share on any date shall be the mid market closing price of an Ordinary Share, as derived from the London Stock Exchange Daily Official List for the business day immediately prior to the date of exercise. Ordinary Shares may be issued or transferred to a participant following the exercise of an option. No employee may be granted an option that permits his or her rights to acquire Ordinary Shares under the Section 423 Plan and all other employee stock purchase plans qualifying for section 423 treatment established by Galen Inc., the Company or any associated companies of either, to accrue at a rate that exceeds US$25,000 in fair market value of such Ordinary Shares (determined at the Date of Grant of the option) for each calendar year. In addition, no employee will be eligible to participate if immediately after the Date of Grant, he would own Ordinary Shares amounting to five per cent. or more of the total voting power or value of all shares of the Company. The rights obtained under the Section 423 Plan are personal to the participants, and are not transferable.


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Additional Information continued                                       =========
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      (f)    Administration

             The Section 423 Plan is administered by a committee of the Board of Directors of Galen Inc. The committee may from time to time amend the Section 423 Plan, provided, however, that without the approval of the shareholders of the Company in general meeting, the Section 423 Plan may not be amended to increase the total number of available shares or change the definition of "Eligible Employee" or the designation of corporations whose employees may be offered options under the Section 423 Plan. No amendment can be made if it may adversely affect the rights of a participant, unless that participant agrees. The Section 423 Plan will remain in effect until the first to occur of: (i) its termination by the Board of Directors of Galen Inc (ii) the issue or transfer of all Ordinary Shares subject to the Section 423 Plan or (iii) the expiry of 10 years from the date of the Section 423 Plan's adoption.

6.4  THE GALEN 2000 US OPTION SCHEME ("THE US SHARE SCHEME")

      (a)    Introduction

             The Board approved the US Share Scheme on 26 June 2000 and shareholder approval for adoption of the US Share Scheme will be sought at the Company's Extraordinary General Meeting on 11 August 2000. Pursuant to the terms of the US Share Scheme, both incentive stock options and non-qualified stock options may be granted to eligible employees of the Company's US subsidiaries.

      (b)    Eligibility

             Options to acquire Galen ADSs may be granted at the discretion of the Remuneration Committee of the Company ("the Remuneration Committee") to any officer or other employee of any US subsidiary of Galen.

      (c)    Scheme Limits

             On any date, no option may be granted under the US Share Scheme if, as a result, any of the following limits would be exceeded:-

             (i) the aggregate number of ordinary shares (including those to be represented by ADSs) issued or issuable pursuant to grants or appropriations made during the previous 10 years under (i) the Executive Schemes (referred to in paragraph
                    6.1 above) and the SAYE Scheme (referred to in paragraph
                    6.2 above) and (ii) all other employees' share schemes (including this scheme) established by the Company would exceed 10 per cent. of the issued ordinary share capital of the Company on the date preceding that date; or

             (ii) the aggregate number of ordinary shares (including those to be represented by ADSs) issued or issuable pursuant to grants made during the previous 10 years under the Executive Schemes and all other employees' share option schemes (including this scheme and) other than savings-related share option schemes and the Section 423
                    Plan) established by the Company would exceed 5 per cent. of the issued ordinary share capital of the Company on the day preceding that date; or

             (iii) the aggregate number of ordinary shares (including those to be represented by ADSs) issued or issuable pursuant to grants or appropriations made in the previous three years under (i) the Executive Schemes and the SAYE Scheme and
                    (ii) all other employees' share schemes (including this scheme) established by the Company would exceed 3 per cent. of the issued ordinary share capital of the Company on the day preceding that date; or

             (iv) the aggregate number of ordinary shares (including those to be represented by ADSs) issued or issuable pursuant to options granted under the schemes referred to in sub-paragraph (c)(ii) above during the four years commencing on the date on which the Executive Schemes were adopted by the Company would exceed 2.5 per cent. of the issued ordinary share capital of the Company on the day preceding that date.

             In addition, the maximum number of Ordinary Shares which may be granted in ADS form as incentive stock options under the US Share Scheme is 6,363,333 Ordinary Shares (being 5 per cent. of the Company's existing issued ordinary share capital as at the date of this document).

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Additional Information continued                                       =========
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             There are no limits on the maximum number of ADSs which may be the subject of an option granted under the US Share Scheme to an eligible employee.

      (d)    Exercise Price

             The exercise price of an option shall be fixed by the Remuneration Committee but shall not be less than 100 per cent. of the fair market value of an ADS on the date the option is granted (being the mean between the closing representative bid and ask price for the ADSs on the trading day previous to the date of grant as reported by NASDAQ).

             The exercise price and the number of ADSs subject to an option may be adjusted in the event of a re-capitalisation, re-classification, stock split, reverse stock split, reorganisation, merger, consolidation, split-up, re-purchase, liquidation, dissolution or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company. The Remuneration Committee may also in these circumstances accelerate the vesting of outstanding options or cancel such options, whether or not in return for a cash payment.

      (e)    Exercise of Option

             The period during which options may become exercisable, either in whole or in part, shall be set by the Remuneration Committee which may determine that an option may not be exercised either in whole or in part for a specified period following the date of grant. All options shall cease to be exercisable on the tenth anniversary of the date of grant. Options will become exercisable on death and termination of employment including, but not limited to, by reason of resignation, disability or retirement. In such circumstances, options will only be exercisable to the extent that they have vested unless the Remuneration Committee determines otherwise. Rights to exercise will also arise on a change of control or reconstruction of the Company and in the event of a winding-up. On a change of control or reconstruction of the Company, options may, with the consent of the company acquiring control of the Company, be released in consideration of the grant of equivalent rights over the shares of the acquiring company or a company associated with it. The rights are equivalent if, broadly speaking, the aggregate market value of the shares under both the old and new options and the aggregate exercise price of each option are, on the date of exchange, equal.

      (f)    Voting, Dividend and Transfer Rights

             Until options are exercised, optionholders have no voting or other rights in respect of the ADSs covered by their options.

             ADSs issued pursuant to the US Share Scheme will rank, pari passu, in all respects with the Galen ADSs already in issue except they will not rank for any dividend or other distribution paid or made by reference to a record date falling prior to the date on which the certificates representing the Ordinary Shares underlying the Galen ADSs are issued. Benefits provided under the US Share Scheme shall not be pensionable benefits.

             Options are not transferable.

      (g)    Admission and Amendment

             The US Share Scheme will be administered by the Remuneration Committee. The Remuneration Committee may amend the US Share Scheme provided that the approval of the Company in General Meeting will be required for any amendment to the advantage of participants except for minor amendments to benefit the administration of the US Share Scheme and any amendments to obtain or maintain favourable tax, exchange control or regulatory treatment for participants or for any member of the Group.

      (h) The US Share Scheme may be terminated at any time by the Remuneration Committee but, in any event, no further options can be granted under the US Share Scheme following the first to expire of 10 years from the date the US Share Scheme is adopted by the Board and 10 years from the date the US Share Scheme is approved by the Company's shareholders. Termination shall not affect outstanding rights of participants.

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Additional Information continued                                       =========
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6.5  THE PRINCIPAL TERMS OF THE GALEN EMPLOYEE BENEFIT TRUST ("EMPLOYEE TRUST")

      (a)    Establishment of the Employee Trust

             The Employee Trust was established by a deed dated 10 June 1997 between Dr. Allen McClay and Galen Trustees Limited. The purposes of the Employee Trust are to facilitate and encourage the ownership of shares by or for the benefit of eligible employees.

      (b)    Eligible Employees

             Eligible employees under the Employee Trust are Group employees, ex-employees and the spouses and dependants of such employees or ex-employees and their personal representatives.

      (c)    Duration

             The duration of the Employee Trust, in accordance with trust law principles, is 80 years.

      (d)    Amendments

             The Employee Trust may be amended by the Company and the trustee provided that no amendment shall have the effect of causing the Employee Trust to cease to be an employees' share scheme within the meaning of article 11 of the Order or prevent the Employee Trust Fund being held on trusts to which section 86 of the Inheritance Tax Act 1984 applies, or of conferring a benefit on the Company or on Dr. Allen McClay under the Employee Trust.

      (e)    Administration

             The general operation and administration of the Employee Trust will be monitored by the Remuneration Committee which is primarily made up of non-executive Directors of the Company.

      (f)    Trustee

             The trustee is a wholly owned subsidiary of Galen, the directors of which are Dr. Allen McClay, Dr. John King and Geoffrey Elliott.

7  DIRECTORS' AND OTHER INTERESTS

7.1 The interests of the Directors and the Proposed Directors, as defined in the Order (all of which are beneficial unless otherwise stated), in the share capital of the Company as at 27 June 2000 (being the latest practicable date prior to the publication of this document) which:

      (a) are required (or, in relation to the Proposed Directors, will be required) to be notified by each Director pursuant to article 332 to article 336 of the Order;

      (b) are required (or, in relation to the Proposed Directors, will be required) pursuant to article 333 of the Order to be entered into the register referred to therein; or

      (c) are interests of a connected person (as defined in article 354 of the Order) of a Director (or a connected person of a Proposed Director) which would, if the connected person were a Director, be required to be disclosed under paragraph 7.1(a) or (b) above and the existence of which is known to or could with reasonable diligence be ascertained by that Director (or Proposed Director (as appropriate));

      are and will be, immediately following Completion as follows:


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Additional Information continued                                       =========
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
                                                   AS AT 27 JUNE 2000                           FOLLOWING COMPLETION
                                    --------------------------------------------  -------------------------------------------
                                                                       NUMBER OF                                    NUMBER OF
                                      NUMBER OF    PERCENTAGE OF    OPTIONS HELD   NUMBER OF     PERCENTAGE OF   OPTIONS HELD
                                       ORDINARY     ISSUED SHARE   OVER ORDINARY    ORDINARY      ISSUED SHARE  OVER ORDINARY
      DIRECTOR/PROPOSED DIRECTOR         SHARES          CAPITAL          SHARES      SHARES        CAPITAL(2)         SHARES
      -----------------------------------------------------------------------------------------------------------------------
      Allen McClay                   39,639,118             31.1               -  39,639,118              25.0              -
      John King                      21,597,822             17.0         114,250  21,597,822              13.6        114,250
      Geoffrey Elliott                6,372,271              5.0          93,296   6,372,271               4.0         93,296
      Alan Armstrong                    250,947              0.2          65,252     250,947               0.2         65,252
      Harold Ennis                      100,000              0.1               -     100,000               0.1              -
      David Gibbons                           -                -               -           -                 -              -
      Michael Carter                          -                -               -           -                 -              -
      Roger Boissonneault                     -                -               -      11,250                 *     937,500(1)
      Paul Herendeen                          -                -               -       6,250                 *     850,000(1)
      -----------------------------------------------------------------------------------------------------------------------

      *      less than 0.1 per cent. of issued share capital of the Company.

      (1) This number includes the options which will be granted to each of the Proposed Directors under the terms of the US Share Scheme and the fully vested options and warrants they will hold over New Ordinary Shares under the existing Warner Chilcott Share Scheme; under the terms of certain lock-up arrangements, both Messrs. Boissonneault and Herendeen have agreed not to exercise their options and warrants over 687,500 and 600,000 Ordinary Shares respectively until the date of publication of the Galen interim results for the six months ending 31 March 2001. Further details are set out in paragraph 7.4 below.

      (2) This percentage has been calculated on the assumption that no options under the Share Option Schemes or the Warner Chilcott Share Scheme or options to be granted under the Option Agreement and the US Share Scheme or any outstanding warrants currently held over Warner Chilcott shares will be exercised on Completion.

7.2 Save as set out in paragraph 7.1 above, following the Scheme becoming effective, no Director or Proposed Director will have any interest in the share capital of the Company or any of its subsidiaries.

      The Directors and Proposed Directors are aware of the following persons (in addition to those disclosed at paragraph 7.1 above) who are, and/or will be immediately following Completion, interested in three per cent. or more of the issued share capital of the Company:

                                              AS AT 27 JUNE 2000                   FOLLOWING COMPLETION
                                     ------------------------------------  ------------------------------------
                                                           PERCENTAGE OF                         PERCENTAGE OF
                                            NUMBER OF       ISSUED SHARE          NUMBER OF       ISSUED SHARE
      SHAREHOLDER                     ORDINARY SHARES            CAPITAL    ORDINARY SHARES         CAPITAL(2)
      ---------------------------------------------------------------------------------------------------------
      Galen Trustees Limited                4,917,744                3.9          4,917,744                3.1
      Elan Corporation                              -                  -       6,066,920(1)                3.8
      ---------------------------------------------------------------------------------------------------------

      (1) This number excludes the warrants Elan Corporation hold which will be exercisable over 511,305 New Ordinary Shares following Completion.

      (2) This percentage has been calculated on the assumption that no options under the Share Option Schemes or the Warner Chilcott Share Scheme or options to be granted under the Option Agreement and the US Share Scheme or any outstanding warrants currently held over Warner Chilcott shares will be exercised on Completion.

7.3 Save as set out in paragraphs 7.1 and 7.2 above, the Directors and Proposed Directors are not aware of any person who will, immediately following Completion, be interested (within the meaning of the Order) directly or indirectly in three per cent. or more of the issued share capital of the Company or could directly or indirectly, jointly or severally, exercise control over the Company.

7.4 On 2 July 1997 each of the executive Directors, namely Dr. Allen McClay, Dr. John King, Geoffrey Elliott and Alan Armstrong, entered into service agreements with the Company which determine on twelve months' notice given by either party to the other. Under these agreements, they are currently entitled, inter alia, to receive annual remuneration of L50,000, L195,000, L150,000 and L105,000 respectively. In addition to participating in the Share Option Schemes the executive Directors are also entitled to a company car, private health insurance and critical illness cover, and each of Dr. John King and Geoffrey Elliott is entitled to an annual pension contribution of L25,000 whilst Alan Armstrong is



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Additional Information continued                                       =========
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      entitled to receive pension contributions equal to nine per cent. of his salary. A discretionary cash bonus is payable annually to each of the executive directors up to a maximum of 20 per cent. of salary.

      Both Roger Boissonneault and Paul Herendeen entered into new service contracts with Warner Chilcott, Inc. on 3 May, 2000. These contracts are conditional upon the Transaction being completed. Once Completion has taken place, Warner Chilcott, Inc. will become a wholly-owned, indirectly-held subsidiary of Galen.

      Both contracts provide that the executive shall serve on the Board of Galen and shall be eligible to serve on the board of other companies who are members of the Group. These contracts determine on twelve months' notice by the executive or immediately for cause. Should the Company terminate the contract without cause, the executive shall be entitled to a severance payment which shall be equal to his base salary and benefits for a period of twelve months. However, should the contract be terminated pursuant to a change of control (as defined in the contract) the severance payment due to the executive shall be equal to his base salary and benefits for a period of eighteen months.

      Under the terms of these contracts, Roger Boissonneault and Paul Herendeen will be entitled to a base salary of US$285,000 and US$270,000 respectively. In addition, on the first anniversary of Completion, each shall be eligible to receive a retention bonus if still employed by the Group together with a signing bonus which each of them will receive upon their agreements becoming unconditional; these amount in aggregate to approximately US$450,000 for each executive. These bonuses are payable in consideration for Messrs. Boissonneault and Herendeen waiving their rights to certain options over Warner Chilcott shares, and other covenants and obligations contained in their current employment agreements, including the right to terminate their agreements and receive eighteen months base salary and benefits. On an ongoing basis, both executives will be entitled to receive an annual cash bonus of up to 50 per cent. of their base salary. Each Proposed Director shall be entitled to a payment in respect of any excise tax deemed payable on any benefits provided under these contracts.

      Both executives have given non-compete and non-solicitation undertakings for a period of six months following termination of their contract.

      In addition to the above employment contracts, both Proposed Directors have entered into option rollover and lock-up agreements dated 3 May 2000 with Galen. Under the terms of these agreements, both executives have agreed to rollover their entitlements to purchase Warner Chilcott shares under existing options and warrants held by them so that they automatically convert into options and warrants to subscribe and/or purchase Ordinary Shares in Galen upon Completion. Under the terms of this agreement, the existing options and warrants (and therefore the substitute options and warrants) become fully vested and exercisable on Completion. However, each executive has agreed not to exercise or transfer any of the substitute options and/or warrants until the publication of Galen's interim financial results for the six months ended 31 March 2001, except with the prior written consent of an independent majority of the Galen Board, such consent not to be unreasonably withheld or delayed.

7.5 Save as set out in paragraph 7.4 above, there are no existing or proposed service contracts between the Directors, or Proposed Directors and any member of the Group other than contracts expiring or determinable by the employing company without payment of compensation (other than statutory compensation) within one year.

7.6 Dr. Harold Ennis and David Gibbons, were appointed to the Galen Board as non-executive directors under the terms of letters of appointment dated 22 May 1997. The appointments are at the will of the parties, but are envisaged to last for three years, following which they will be reviewed annually. Dr. Michael Carter was appointed to the Galen Board as a non-executive director under the terms of a letter of appointment dated 13 March 1998. His appointment is also at the will of the parties but is envisaged to last for three years, following which it will be reviewed annually. Each of the non-executive Directors is entitled to a fee of L25,000 per annum.

7.7 Except for the Proposed Directors' interests in the Transaction as holders of Warner Chilcott shares and options and warrants over Warner Chilcott shares, no Director or Proposed Director has any interest in any transactions which are or were unusual in their nature or conditions or are or were significant to the business of the Enlarged Group and which were effected by any member of the Enlarged Group in the current or immediately preceding financial year or which were effected during an earlier financial year and which remain in any respect outstanding or unperformed.


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7.8   There are no outstanding loans granted by any member of the Enlarged
      Group to any Director or Proposed Director nor has any guarantee been provided by any member of the Enlarged Group for their benefit.

7.9 In the financial year ended 30 September 1999, the total aggregate of the remuneration paid and benefits in kind granted (under any description whatsoever) to the Directors and by the members of the Group was L714,000. The total emoluments receivable by the Directors of Galen will not be varied as a result of the Transaction.

7.10 There is no arrangement under which any Director or Proposed Director has agreed to waive future emoluments nor has there been any waiver of emoluments during the financial year immediately preceding the date of this document.

7.11 Under the terms of an agreement entered into on 2 July 1997 (the "Relationship Agreement") Dr. Allen McClay undertook that all transactions and relationships (if any) from the date of the Relationship Agreement between the Company and Dr. Allen McClay would be at arm's length and on a normal commercial basis. Dr. Allen McClay has not been and will continue not to be able to participate in any board decision relating to such transactions or relationships, nor, if they are put before shareholders in general meeting, has he been, or will he continue to be, able to exercise his rights to vote in respect of the relevant resolution(s) at such general meetings. Dr. Allen McClay undertook to the Company, for so long as he controls the exercise of 30 per cent. or more of the rights to vote at general meetings of the Company, that he would not become involved in any business or company which competes with the Company and that he would procure that the majority of the Board remains independent of him. The Company believes that, together with the establishment of the audit and remuneration committees of the Galen Board, the foregoing controls demonstrate that arrangements put in place have avoided and continue to avoid detriment to the general body of shareholders of the Company. Following the Transaction, the provisions of this agreement will fall away as Dr. McClay's interest will amount to less than 30 per cent. of Galen's enlarged issued share capital.

8   UNITED KINGDOM TAXATION

The following statements are intended only as a general guide to current United Kingdom tax legislation and to what is understood to be the current practice of the United Kingdom Inland Revenue (the "Inland Revenue"). They summarise the position of shareholders who (unless the position of non-United Kingdom resident shareholders is expressly referred to) are resident and in the case of individuals ordinarily resident in the United Kingdom for tax purposes and who hold their Ordinary Shares as an investment. Any person who is in any doubt as to his tax position or who is subject to tax in a jurisdiction other than in the United Kingdom is strongly recommended to consult his professional advisers immediately.

8.1  TAXATION OF DIVIDENDS

The following summary assumes that the Company will not elect for any of its dividends to be treated as foreign income dividends (in accordance with the provisions of the Finance Act 1994). The Board has no present intention of electing that the dividends be treated as foreign income dividends. Dividends which are treated as foreign income dividends will not entitle the recipient to a tax credit.

There is no United Kingdom withholding tax on dividends. An individual shareholder resident in the UK for tax purposes will be taxable on the total of any dividend received and the related tax credit (the "gross dividend"), which will be regarded as the top slice of the individual's income.

Following the abolition of advance corporation tax with effect from 6 April 1999, the tax credit on dividends paid by the Company is reduced to one-ninth of the dividend paid (or ten per cent. of the gross dividend). However, individuals who are not liable to tax at the higher rate will have no further liability and for higher rate taxpayers, the Schedule F upper rate is 32.5 per cent. rather than 40 per cent. This means that a higher rate taxpayer receiving (currently) a dividend of L90 will (at current rates) be treated as having gross income of L100 (the net dividend of L90 plus a tax credit of L10) and after allowing for the tax credit of L10 will have a further L22.50 liability. The same procedure applies for UK resident trustees save that the rate applicable to trusts will be 25 per cent. (as opposed to 32.5 per cent.).

Generally, shareholders will no longer be entitled to reclaim the tax credit attaching to any dividends paid by the Company save where their Ordinary Shares are held in a Personal Equity Plan or Individual Savings Account, when the tax credit can be reclaimed for dividends paid on or before 5 April 2004. Certain transitional relief applies to dividends received by charities.

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Additional Information continued                                       =========
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Subject to certain exceptions for traders in securities, a shareholder which is a company resident for tax purposes in the United Kingdom will not be chargeable to tax on dividends received from the Company.

UK pension funds are not entitled to reclaim any part of the tax credit associated with dividends paid by the Company.

Entitlement to claim repayment of any part of a tax credit for shareholders not resident in the UK for tax purposes will depend, in general, on the existence and terms of any double tax convention between the United Kingdom and the country in which the shareholder is resident. Such shareholders should note, however, that since 6 April 1999, most shareholders who had previously been able to claim repayment of any part of the tax credit have either ceased to be able to obtain such repayment or the amounts repayable are less than one per cent. of the dividend. Shareholders who are not resident in the United Kingdom should consult their own tax advisers concerning their tax liability on dividends received, whether they are entitled to claim repayment of any part of the tax credit and, if so, the procedure for so doing.

8.2  STAMP DUTY AND STAMP DUTY RESERVE TAX ("SDRT")

The following comment is intended as a guide to the general position and does not relate to persons such as intermediaries and persons connected with depository arrangements or clearance services, to whom special rules apply.

No UK stamp duty or SDRT will be payable on the issue of Galen shares.

ANY PERSON WHO IS IN ANY DOUBT AS TO HIS TAXATION POSITION, REQUIRES MORE DETAILED INFORMATION THAN THE GENERAL OUTLINE ABOVE OR WHO IS SUBJECT TO TAX IN A JURISDICTION OTHER THAN THE UNITED KINGDOM SHOULD CONSULT HIS PROFESSIONAL ADVISORS.


9 MATERIAL CONTRACTS

9.1 The following contracts (not being contracts entered into in the ordinary course of business) have been entered into by the Company and/or its subsidiaries since 29 June 1998, and are or may be material:

      (a) An acquisition agreement dated 4 June 1999 between the Company, Dr. Dallas Burston, Linda Burston, and the Trustees of the Dallas Burston 1999 Settlement for the purchase by Galen of the entire issued share capital of Bartholomew Rhodes Limited, Ashbourne Pharmaceuticals (Holdings) Limited, Chargelink Limited and Dallas Burston Healthcare Limited for consideration of approximately L19.1 million, paid in cash on completion (except for the sum of L150,000 which was paid into an escrow account to cover possible National Insurance Contribution liabilities).

             Warranties were given only by Dr. Burston in relation to matters such as incorporation, accounts, intellectual property and environmental issues. Galen is generally limited to bringing claims under the warranties until 31 May 2001 (or the seventh anniversary of completion in respect of taxation). Galen may not bring a claim unless the aggregate amount exceeds L100,000; claims under L10,000 are not included in such aggregation. Dr. Burston has specifically indemnified Galen to a limited extent for damages caused in the event of the failure of a particular supplier to supply products under an existing agreement. He is also under an obligation to buy back stock to a value of L200,000 of any product marketed bearing a particular trademark and to indemnify Galen against the costs of negotiating a co-existence agreement;

      (b) A share acquisition agreement dated 30 April 1999 between shareholders of Interactive Clinical Technologies Inc. and Galen, Inc. for the purchase of all of the outstanding stock of ICTI for an initial consideration of US$5 million (net of expenses) payable on completion in cash. A further US$3 million was paid on 2 January 2000 as additional consideration and deferred consideration is payable, estimated at a maximum of US$17 million, in respect of two twelve month earn-out periods ending 30 September 2000 and 30 September 2001. Deferred consideration is graded according to performance.

             The sellers gave standard representations and warranties; Galen, Inc. can only make a claim for breach of warranty where written notice has been given on or before 30 September 2001 (except in relation to taxation where statutory limitation periods apply). The sellers are generally not liable to pay any damages unless aggregate claims exceed US$80,000 in which case, only such amount exceeding US$80,000 up to the maximum

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                                                                       =========
                                                                         GALEN
Additional Information continued                                       =========
--------------------------------------------------------------------------------


             aggregate amount of US$4 million plus any deferred consideration paid is liable to be paid. The sellers gave various non-compete and non-solicitation undertakings for a period of five years from the date of the agreement;

      (c) A merger agreement dated 1 December 1998 between J Dana Associates, Inc. ("J Dana"), Jacob D Yardin, Cynthia Yardin (J Dana's shareholders and directors) and Galen, Inc. was entered into for the purchase by Galen, Inc. of all the outstanding stock of J Dana for consideration of US$650,000.

             Standard representations, warranties and covenants were given jointly and severally by J Dana and the sellers on an indemnity basis and limited to damages resultant from a breach which neither the shareholders nor J Dana knew of and limited to damages not exceeding US$300,000 in aggregate.

             Jacob D Yardin, the former President and Chief Executive Officer of J Dana also entered a non-compete agreement with Galen, Inc. under which he has undertaken not to compete with J Dana until at least 1 December 2002;

      (d) A financial assistance agreement dated 13 May 1999 between the Company and the Department of Economic Development relating to capital grants amounting to an aggregate of L6,805,000 and revenue grants totalling L3,395,000 made available to the Company in respect of the introduction, maintenance or pursuance of actions set out in the business plan submitted to the Department in support of its grant application to, inter alia, improve and extend facilities in Northern Ireland and also to aid the acquisition and licensing of certain products;

      (e) An agreement dated 29 June 2000 between the Company and Merrill Lynch International in relation to Merrill Lynch's appointment as sponsor in relation to the application for admission to the Official List of the New Ordinary Shares. Under this agreement Merrill Lynch have undertaken to assist the Company with such application. The Company has given standard warranties and representations to Merrill Lynch as an inducement to enter the agreement, together with a standard indemnity against any losses incurred by Merrill Lynch in specified circumstances; and

      (f)    The Transaction Agreement.

9.2 No other contracts have been entered into by the Company and/or its subsidiaries which, as at the date of this document, contain any provision under which any member of the Group has an obligation or entitlement which is, or may be, material to the Group.

9.3 The following contracts (not being contracts entered into in the ordinary course of business) have been entered into by Warner Chilcott and /or its subsidiaries since 29 June 1998, and are or may be material:

      (a) On 15 February 2000, a wholly-owned subsidiary of Warner Chilcott, Warner Chilcott Inc. ("WC Inc.") issued US$200.0 million in aggregate principal amount of 12 5/8% Series A Senior Notes due 2008 (the "Notes"). The Notes were issued at a slight discount to yield 13.0%. The net proceeds from this offering were approximately US$186.3 million, excluding expenses incurred in connection with the offering.

             The Notes mature on 15 February 2008. Interest on the Notes accrues at the rate of 12 5/8% per annum and is payable every six months. The Notes are unsecured obligations of WC Inc., ranking pari passu with WC Inc.'s other indebtedness.

             Warner Chilcott fully and unconditionally guaranteed the full and prompt payment of principal of all interest on the Warner Chilcott Notes and of all other obligations under the indenture. The indebtedness evidenced by each such guarantee is pari passu with Warner Chilcott's other indebtedness.

             The Notes are redeemable at WC Inc.'s option in whole at any time or in part from time to time, on and after 15 February 2004, at the following redemption prices (expressed as percentages of the principal amount) if

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                                                                       =========
                                                                         GALEN
Additional Information continued                                       =========
--------------------------------------------------------------------------------


             redeemed during the twelve month period commencing on 15 February of the year set forth below, plus, in each case, accrued and unpaid interest thereon to the date of redemption:

 YEAR                                               PERCENTAGE
2004                                                 106.3125%
2005                                                 104.2083%
2006                                                 102.1042%
2007 and thereafter                                  100.0000%

             In addition, before 15 February 2003, WC Inc. may on one or more occasions redeem the Notes in an aggregate principal amount not to exceed 35 per cent. of the aggregate principal amount of the notes originally issued with the net cash proceeds of one or more Public Equity Offerings (as defined in the indenture) at a redemption price of 112.625% of the principal amount thereof, plus accrued and unpaid interest to the redemption date; provided, however, that after any such redemption at least 35 per cent. of the aggregate principal amount of the Notes originally issued must be outstanding. WC Inc.'s ability to optionally redeem the Warner Chilcott Notes are subject to restrictions contained in its senior credit facility.

             Under the indenture, in the event of a change of control (as defined in the indenture) of Warner Chilcott or WC Inc., each holder of Notes will have the right to require WC Inc. to repurchase, in whole or in part, such holder's Notes at a purchase price equal to 101.0% of their principal amount, plus accrued and unpaid interest, if any, to the date of repurchase. The Transaction would fall under the definition of change of control as set out in the indenture.

             The indenture contains certain restrictive covenants which, among other things, impose limitations (subject to certain exceptions) on Warner Chilcott and WC Inc. with respect to, inter alia, the payment of dividends or other distributions on capital, the purchase or redemption of shares of capital stock as any warrants, options or other rights for shares of capital stock, the incurrence, repayment and guarantee of certain indebtedness, sales of assets by Warner Chilcott or WC Inc., sales and leasebacks by Warner Chilcott, WC Inc. or its subsidiaries and various matters in respect of the conduct of its business, including the merger or sale of all or substantially all the assets of Warner Chilcott and/or WC Inc.

             Upon the happening of certain events of default specified in the indenture, the trustee for the Notes may declare the principal amount then outstanding together with accrued but unpaid interest, if any, to be due and payable. Upon the happening of certain other events of default specified in the indenture, the unpaid principal together with accrued but unpaid interest on all outstanding Notes will automatically become due and payable without any action by the trustee or the holders of the Notes.

             Warner Chilcott and WC Inc. may terminate their respective obligations under the indenture at any time by delivering all outstanding Notes to the trustee for cancellation and paying all sums payable by it under the indenture. Warner Chilcott and WC Inc., at their option, (i) will be discharged from any and all obligations with respect to the Notes delivered (except for certain obligations of WC Inc. to register the transfer or exchange of such Notes, replace stolen, lost or mutilated Notes, maintain paying agencies and hold monies for payment in trust) or
             (ii) need not comply with certain of the restrictive covenants with respect to the indenture, in each case, if WC Inc., in addition to satisfying certain other obligations, deposits with the trustee, in trust, US legal tender or US Government Obligations (in each case, as defined in the indenture) or a combination thereof which, through the payment of interest thereon and principal in respect thereof in accordance with their terms, will be sufficient to pay all the principal of and interest on Notes to be defeased on the dates such payments are due in accordance with the terms of Notes as well as the trustee's fees and expenses;

      (b) Under a Separation Agreement and Mutual Release between Warner Chilcott and Mr. James Andress dated 3 May 2000, Mr. Andress, Warner Chilcott's current Chairman, is entitled to receive US$350,000 as a severance payment, representing his current annual base salary. Mr. Andress is also entitled under the terms of this agreement to receive an aggregate amount which is expected to be approximately US$675,000 in consideration for his release of any actual or potential claims against Warner Chilcott, as well as for an extension of non-compete covenants contained in his current employment agreement and for amounts payable under the terms of a

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                                                                       =========
                                                                         GALEN
Additional Information continued                                       =========
--------------------------------------------------------------------------------


             consultancy agreement to be entered into between Mr. Andress and Galen prior to the effective date of the transaction. Mr. Andress will be entitled to continue his participation in Warner Chilcott's health plan, at Warner Chilcott's expense, for a period of up to eighteen months or until he becomes entitled to Medicare, whichever is sooner. In the event that any of the payments made to Mr. Andress are determined to be subject to an excise tax under the Internal Revenue Code, Warner Chilcott has agreed to reimburse Mr. Andress for the amount of this excise tax. In addition Mr. Andress is entitled to receive options over 375,000 Galen Ordinary Shares in consideration of waiving his right to receive options to purchase 150,000 Ordinary Shares in Warner Chilcott;

      (c) an asset purchase agreement dated 26 January 2000 between WC Inc. and BMS pursuant to which WC Inc. agreed to purchase from BMS certain rights, title and interest in Estrace(R) Cream, Ovcon(R) 35, Ovcon(R) 50 (the "Relevant Products") for a consideration of US$180,000,000 in cash (subject to adjustment calculated according to the number of months of supply of the Relevant Products held by BMS prior to closing of the purchase).

             Warranty claims may only be made generally until the expiry of an 18 month period following completion of the agreement and for claims in excess of US$2 million in aggregate up to a maximum amount of US$25,000,000.

             Owing to the existence of a sale and license agreement between BMS and a third party made in 1994, WC Inc. agreed not to, and shall not permit its affiliates to, conduct business in relation to certain Relevant Products in a specified geographical area. BMS has covenanted not to, and to cause its subsidiaries not to, engage in the businesses of manufacturing, marketing, distributing or selling of (i) products equivalent to the Relevant Products for 10 years following completion of the agreement, and (ii) any product for hormone replacement therapy, in cream form and vaginally applied, that has 17b-Estradiol as its primary active ingredient for 3 years; and

      (d)    an asset purchase agreement dated 14 September 1999 between WC
             Inc. and Medicis Pharmaceutical Corporation ("MPC") pursuant to which WC Inc. agreed to sell to MPC certain rights in and to some specified products (the "Relevant Products") including, inter alia, an inventory of the Relevant Products, related copyrights and know-how, rights under manufacturing contracts and the trademark Vectrin(R), for a consideration of US$11 million in cash. In addition, WC Inc. are able to earn milestone payments up to a maximum amount of US$13.5 million and are entitled to royalty payments on certain products.

             MPC may make a claim against the warranties given by WC Inc. for a period of two years from the date of the agreement unless such claim is made in relation to the royalty payment in which case it is not time barred. The aggregate claim must exceed US$200,000 and is limited to an amount not exceeding US$10,000,000.

             WC Inc. agreed that, until the expiry of the royalty fee, neither itself nor its affiliates for the time being shall until the termination of WC Inc's rights to receive royalties, engage in the development, manufacture, distribution, packaging, testing, marketing and sale of the Relevant Products and line extension of such products.

9.4 No other contracts have been entered into by any member of the Warner Chilcott Group which, as at the date of this document, contain any provision under which any member of the Warner Chilcott Group has an obligation or entitlement which is, or may be, material to the Warner Chilcott Group.

10    WORKING CAPITAL

      The Directors and Proposed Directors are of the opinion that, having regard to the Enlarged Group's existing resources, the Enlarged Group has sufficient working capital for its present requirements, that is for at least the next 12 months from the date of this document.

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                                                                       =========
                                                                         GALEN
Additional Information continued                                       =========
--------------------------------------------------------------------------------


11    SUBSIDIARIES

11.1 The Company acts as the holding company of the Group, the principal activities of which are the manufacture, distribution and development of pharmaceutical products and the provision of pharmaceutical services. The Company has the following principal subsidiary undertakings, all of which are wholly-owned private limited companies (except for QuChem Limited which is 76 per cent. owned by the Company):


                                                                                                               ISSUED SHARE
                                                                                                                    CAPITAL
      SUBSIDIARY                                          PRINCIPAL ACTIVITY                                   (FULLY PAID)
      -----------------------------------------------------------------------------------------------------------------------
      Gaelta Research and Development Limited             Clinical trials services                                  L10,000

      Galen Limited                                       Pharmaceutical R&D, manufacturing and                    L100,000
                                                          marketing

      Galen Research Laboratories Limited                 Pharmaceutical manufacturing                              L57,000

      Ivex Pharmaceuticals Limited                        Pharmaceutical manufacturing                             L100,000

      Galen (Chemicals) Limited                           Pharmaceutical sales and distribution                        IRL2

      Galen, Inc.                                         Clinical trials services                                   US$100

      QuChem Limited                                      Research and development                                     L100

      Bartholomew Rhodes Limited                          Pharmaceutical manufacturing                                 L100

      Interactive Clinical Technologies Inc.              Clinical trials services                                      N/A

      J Dana Associates, Inc.                             Drug reconciliation                                      US$2,500
      -----------------------------------------------------------------------------------------------------------------------

11.2 Each of the companies in paragraph 11.1 has its registered office at Seagoe Industrial Estate, Craigavon, Northern Ireland, save as follows:

      (a) Galen (Chemicals) Limited has its registered office at Burton Hall Park, Sandyford Industrial Estate, Foxrock, Dublin, the Republic of Ireland.

      (b) Galen, Inc. has its registered office at 2661 Audubon Road, Audubon, Pennsylvania, 19403, USA.

      (c) Bartholomew Rhodes Limited has its registered office at Broadwalk House, 5 Appold Street, London, EC2A 2HA.

      (d) Interactive Clinical Technologies Inc. has its registered office at 201 South Main Street, Lambertville, New Jersey.

      (e) J Dana Associates, Inc. has its registered office at Suite A, 11 Princess Road, Lawrenceville, New Jersey.

11.3 Save for Galen Inc., Interactive Clinical Technologies Inc. and J Dana Associates, Inc. which were incorporated in the United States of America, Galen (Chemicals) Limited which was incorporated in Ireland and Bartholomew Rhodes Limited which was incorporated in England and Wales, each of the companies at paragraph 11.1 was incorporated in Northern Ireland.

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                                                                       =========
                                                                         GALEN
Additional Information continued                                       =========
--------------------------------------------------------------------------------


12  PRINCIPAL ESTABLISHMENTS



The principal establishments owned or occupied by the Group are as follows:-

                                                                   BUILDING AREA
PROPERTY                  DESCRIPTION AND                          SQ. FT.            PRINCIPAL TERMS
ADDRESS                   TENURE                                   (APPROX)           OF LEASES
------------------------------------------------------------------------------------------------------------------------------
Seagoe Industrial Estate  Freehold and leasehold offices,          330,800            variety of leases granted for a term of
Craigavon                 production units and warehousing.                           99 years and 999 years
County Armagh
Northern Ireland
------------------------------------------------------------------------------------------------------------------------------
Old Belfast Road          Leasehold offices, production units       83,000            999 years from 30 November 1990
Millbrook                 and warehousing.
Larne
County Antrim
Northern Ireland
------------------------------------------------------------------------------------------------------------------------------
2661 Audubon Road         Freehold                                 103,000            N/A
Audubon
Pennsylvania
United States
------------------------------------------------------------------------------------------------------------------------------

13  MISCELLANEOUS

13.1  NO SIGNIFICANT CHANGE

      (a) There has been no significant change in the financial or trading position of the Group since 31 March 2000, the end of the last financial period for which interim results of the Company were published.

      (b) There has been no significant change in the financial or trading position of the Warner Chilcott Group since 31 March 2000, the end of the last financial period for which quarterly financial statements for Warner Chilcott as set out in part three were published.

13.2  LITIGATION

      (a) Neither the Company nor any of its subsidiary undertakings is party to any legal or arbitration proceedings which may have or have had during the 12 months preceding the date of this document a significant effect on the Galen Group's financial position nor are any such proceedings pending or threatened.

      (b) Neither Warner Chilcott nor any of its subsidiary undertakings is party to any legal or arbitration proceedings which may have or have had during the 12 months preceding the date of this document a significant effect on the Warner Chilcott Group's financial position nor are any such proceedings pending or threatened.

13.3 EXPENSES

The total costs and expenses relating to the Transaction which are payable by the Company are estimated to amount to L8.2 million (excluding VAT).

13.4  CONSENTS

      (a) Merrill Lynch has given and has not withdrawn its written consent to the issue of this document with the inclusion of its name in the form and context in which it is included.

      (b) PricewaterhouseCoopers, Chartered Accountants, have given and have not withdrawn their written consent to the inclusion herein of their report at part six of this document and the references to their name in the form and context in which they are respectively included and have authorised the contents of their reports and letters for the purposes of section 152(1)(e) of the Financial Services Act 1986.

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                                                                       =========
                                                                         GALEN
Additional Information continued                                       =========
--------------------------------------------------------------------------------



13.5 PricewaterhouseCoopers, Chartered Accountants and Registered Auditors of Royston House, Belfast, BT1 6HG, have reported upon the statutory accounts of the Company for the two financial years ended 30 September 1999 and Coopers & Lybrand, Chartered Accountants, of Fanum House, Belfast, BT2 7AX, have reported upon the statutory accounts of the Company for the financial year ended 30 September 1997 within the meaning of article 235 of the Order. Each such report was unqualified within the meaning of article 262(1) of the Order and did not contain a statement under articles 237(2) or (3) of the Order.

13.6 The Company's registrars are Computershare Services PLC, PO Box 82, Caxton House, Redcliffe Way, Bristol BS99 3FA.



14    FINANCIAL INFORMATION AND CURRENCY TRANSLATIONS

References herein to "L", "pence" or "sterling" are to the lawful currency of the United Kingdom. References to "US$", "US Dollars", "Dollars" or "$" are to the lawful currency of the US.

15    DOCUMENTS AVAILABLE FOR INSPECTION

Copies of the following documents will be available for inspection during normal business hours on any weekday (Saturdays and public holidays excepted) at the offices of Ashurst Morris Crisp, Broadwalk House, 5 Appold Street, London EC2A 2HA, up to and including the effective date of the Transaction:

      (a)    the Memorandum and Articles of Association of the Company;

      (b) the audited consolidated accounts of the Company for the two financial years ended 30 September 1999;

      (c) the report of PricewaterhouseCoopers set out in part six of this document;

      (d)    the letters of consent referred to in paragraph 13.4 above;

      (e)    the material contracts referred to in paragraph 9 above;

      (f) the service contracts and letters of appointment referred to in paragraph 7 above;

      (g) the rules of the Share Option Schemes and the US Share Scheme referred to in paragraph 6 above;

      (h) the audited consolidated financial statements of Warner Chilcott for the three years ended 31 December 1999;

      (i) the interim consolidated financial statements for Galen for the six months ended 31 March 2000;

      (j) the unaudited quarterly financial statements of Warner Chilcott for the three month period ended 31 March 2000;

      (k)    the Transaction Agreement; and

      (l)    this document.

Dated 29 June 2000

PART NINE
                                                                       =========
                                                                         GALEN
Definitions and Glossary                                               =========
--------------------------------------------------------------------------------

The following terms apply in this document unless the context otherwise requires:

"ACT"                                   the Companies Act 1985 (as amended)

"ADMISSION"                             admission of the Ordinary Shares to the
                                        Official List on 10 July 1997

"ADR"                                   American Depository Receipt, the
                                        evidentiary document for an underlying
                                        holding of one or more ADS(s)

"ADS"                                   American Depository Share

"BMS"                                   Bristol-Myers Squibb Company

"BMS AGREEMENT"                         the agreement summarised in paragraph
                                        9.3(c) of part eight of this document

"Board" or "Galen Board"                the board of Directors

"CIBA VISION"                           Ciba Vision Ophthalmics (UK) Ltd and
                                        its subsidiaries


"COMPANIES HOUSE"                       the registrar of companies in Northern
                                        Ireland

"COMPANY"                               Galen Holdings Public Limited Company
                                        (unless otherwise defined as for parts
                                        two and three of the document)

"COMPLETION"                            the date on which the transactions
                                        contemplated by the Transaction
                                        Agreement are to be completed, which is
                                        expected to be in late September 2000

"CREST"                                 the computerised settlement system to
                                        facilitate the transfer of title to
                                        shares in uncertificated form operated
                                        by CRESTCo Limited


"CSFB"                                  Credit Suisse First Boston (Europe)
                                        Limited

"DEFERRED SHARES"                       the deferred shares of IR L1.00 each in
                                        the capital of Warner Chilcott

"DEPOSITARY                             Bank of New York, acting as depositary
                                        for the Galen ADR programme

"DIRECTORS" OR "BOARD"                  the directors of the Company, whose
                                        names are set out in paragraph 2 of
                                        part eight of this document, excluding
                                        the Proposed Directors

"ENLARGED GROUP"                        the Group as enlarged by the Transaction

"EXTRAORDINARY GENERAL MEETING"         the extraordinary general meeting of
 OR "EGM"                               Company to approve, inter alia, the
                                        Transaction, notice of which is given
                                        at the end of this document

"FDA"                                   The Food and Drug Administration of the
                                        United States

"GALEN ADS"                             an ADS, issuable upon deposit of
                                        Ordinary Shares

"GALEN"                                 the Company (together with its
                                        subsidiary undertakings, where
                                        appropriate)

"GALEN EMPLOYEE BENEFIT TRUST"          the Galen Employee Benefit Trust,
                                        established by a trust deed dated 10
                                        June 1997

"GALEN SHAREHOLDERS"                    the ordinary shareholders in the
                                        Company as at the date of this document

"GAMBRO"                                Gambro AB

"GROUP" OR "GALEN GROUP"                the Company and its subsidiary
                                        undertakings

"HAEMONETICS"                           Haemonetics (UK) Limited

"IRISH COMPANIES ACT"                   The Companies Act of 1963 of the
                                        Republic of Ireland

 "IRISH GAAP"                           generally accepted accounting
                                        principles in the Republic of Ireland


                                                                       =========
                                                                         GALEN
Definitions and Glossary continued                                     =========
--------------------------------------------------------------------------------

"ICTI"                                  Interactive Clinical Technologies
                                        Incorporated

"LONDON STOCK EXCHANGE"                 London Stock Exchange plc

"MCCLAY TRUST"                          The McClay Trust

"MERRILL LYNCH"                         Merrill Lynch International

"NASDAQ"                                THE National Association of Securities
                                        Dealers Automated Quotation

"NEW ORDINARY SHARES" OR                Ordinary Shares to be issued pursuant
"NEW GALEN SHARES"                      TO the Transaction

"NDA"                                   new drug application, submitted to the
                                        FDA for approval to manufacture and/or
                                        sell a pharmaceutical product in the US

"NHS"                                   the United Kingdom National Health
                                        Service

"OFFICIAL LIST"                         the Official List of the UK Listing
                                        Authority

"OPTION AGREEMENT"                      the agreement to be entered into
                                        between the Company and Mr. James
                                        Andress in respect of an option to be
                                        granted over 375,000 New Galen Shares,
                                        conditional upon Completion

"ORDER"                                 The Companies (Northern Ireland) Order
                                        1986 (as amended)

"ORDINARY SHARES" OR "GALEN             ordinary shares of 10p each in the
ORDINARY SHARES"                        capital of the Company

"PROPOSED DIRECTORS"                    the proposed directors of the Company,
                                        being those persons other than the
                                        Directors whose names are set out in
                                        paragraph 2.1 of part eight of this
                                        document

"PWC"                                   PricewaterhouseCoopers of Fanum House,
                                        108 Great Victoria Street, Belfast BT2
                                        7AX

"SAYE SCHEME"                           the Galen Savings Related Share Option
                                        Scheme

"SCHEME"                                the scheme of arrangement between
                                        Warner Chilcott and certain of its
                                        shareholders under section 201 of the
                                        Irish Companies Act

"SCHERING-PLOUGH"                       Schering-Plough Corporation

"SCHERING-PLOUGH AGREEMENT"             an agreement dated 1 July 1998 between
                                        Schering Corporation and Warner
                                        Chilcott, plc (as amended) relating to
                                        the marketing of Schering's K-Dur,
                                        Nitro-Dur and Lotrisone pharmaceutical
                                        products by Warner Chilcott's sales
                                        force

"SEC"                                   Securities and Exchange Commission of
                                        the United States

"SHARE OPTION SCHEMES"                  The Galen Approved Executive Share
                                        Option Scheme, The Galen Unapproved
                                        Executive Share Option Scheme, The
                                        Galen Savings Related Share Option
                                        Scheme and The Galen Inc. Employee
                                        Stock Purchase Plan

"SYNGAL"                                the SynGal business

"TECHNIGAL"                             the Technigal business

"TRANSACTION"                           the proposed acquisition by Galen of
                                        Warner Chilcott by way of scheme of
                                        arrangement with Warner Chilcott
                                        continuing as a wholly owned subsidiary
                                        of the Company, pursuant to the terms
                                        of the Transaction Agreement

                                                                       =========
                                                                         GALEN
Definitions and Glossary continued                                     =========
--------------------------------------------------------------------------------



"TRANSACTION AGREEMENT"                 the agreement entered into by the
                                        Company and Warner Chilcott as of 4 May
                                        2000, a summary of which is contained
                                        in part seven of this document

"UK GAAP"                               generally accepted accounting
                                        principles in the United Kingdom

"UK LISTING AUTHORITY"                  the Financial Services Authority acting
                                        IN its capacity as competent authority
                                        for the purposes of Part IV of the
                                        Financial Services Act 1986

"UNITED KINGDOM" OR "UK"                the United Kingdom of Great Britain and
                                        Northern Ireland

"UNITED STATES" OR "US"                 the United States of America and its
                                        territories and possessions and all
                                        other areas subject to its jurisdiction

"US GAAP"                               generally accepted accounting
                                        principles in the United States

"US SECURITIES ACT"                     the US Securities Act of 1933, as
                                        amended

"US SHARE SCHEME"                       the Galen 2000 Share Option Scheme

"WARNER CHILCOTT" OR "WARNER            Warner Chilcott Public Limited Company,
CHILCOTT, PLC"                          a Republic of Ireland corporation

"WARNER CHILCOTT GROUP"                 Warner Chilcott and its subsidiary
                                        undertakings

"WARNER CHILCOTT SHARE(S)"              ordinary share(s) of US$0.05 each in
                                        the share capital of Warner Chilcott

"WARNER CHILCOTT SHAREHOLDERS"          the shareholders of Warner Chilcott as
                                        at the date of this document

"WARNER CHILCOTT SHARE SCHEME"          The Warner Chilcott, plc Incentive
                                        Share Option Scheme

"WARNER-LAMBERT"                        Warner-Lambert Company, now Pfizer Inc.

                                                                       =========
Glossary of Scientific Terms and                                         GALEN
Abbreviations                                                          =========
--------------------------------------------------------------------------------

PRODUCT, COMPOUND
OR TECHNICAL TERM                       DESCRIPTION AND/OR USE

amino acids                             organic compounds containing an amino
                                        group and a carbonyl group which are
                                        the fundamental constituents of all
                                        proteins;

analgesic                               having the quality of inducing a
                                        reduction in the feeling of pain;

angina pectoris                         a sudden intense pain in the chest,
                                        often accompanied by feelings of
                                        suffocation, caused by momentary lack
                                        of adequate blood supply to the heart
                                        muscle;

bioactive molecules                     group of atoms having active influence
                                        on living organisms;

biotech                                 the development of techniques for the
                                        application of biological processes to
                                        the production of materials for use in
                                        medicine and industry;

biotech organisations                   companies that use biological knowledge
                                        in the scientific study of technology;

cGMP                                    current Good Manufacturing Practice

                                        Good Manufacturing Practice is a widely
                                        recognised concept which ensures that
                                        pharmaceutical products are
                                        consistently produced and controlled to
                                        the quality standards appropriate to
                                        their intended use and any additional
                                        standards specified by the national or
                                        governmental body responsible for
                                        allowing the product to be used as a
                                        medicine;

CTS                                     Clinical Trials Services

cardiology                              the branch of medical science concerned
                                        with the heart and its diseases;

compliance benefit                      the ability of a patient to take or use
                                        their medicine at the prescribed times
                                        and dosages in order to benefit from
                                        the medicine. Where a product offers a
                                        "compliance benefit", it is designed to
                                        have the advantage of helping the
                                        patient to take or use the medicine
                                        correctly;

custom synthesis/custom chemical        the manufacture of a product to a
synthesis                               particular specification and for a
                                        particular customer (also referred to
                                        as custom synthesis or contract
                                        manufacture);


dermatology                             the branch of medicine concerned with
                                        the skin and its diseases;

dose finding                            the identification of the lowest
                                        possible dose which has the desired
                                        therapeutic effect;

EU                                      European Union;

endometrial hyperplasia                 the enlargement of the endometrium
                                        resulting from an increase in number of
                                        cells being produced by the human body;

endometrium                             the lining of the womb;

enteric-coated                          a term designating a special coating
                                        applied to tablets or capsules which
                                        prevents release and absorption of
                                        their contents until they reach the
                                        intestines;

                                                                       =========
Glossary of Scientific Terms and                                         GALEN
Abbreviations continued                                                =========
--------------------------------------------------------------------------------


PRODUCT, COMPOUND
OR TECHNICAL TERM                       DESCRIPTION AND/OR USE
estradiol                               one of the group of steroid hormones
                                        that control female sexual development;

ethical                                 relating to proprietary pharmaceutical
                                        products only available to the public
                                        on prescription;

eutectic                                mixture in such proportions that the
                                        melting point is as low as possible or
                                        the constituents melt simultaneously;

gastro-intestinal/gastroenterological   the branch of medical science concerned
                                        with the diseases of the stomach and
                                        intestines;

HRT                                     Hormone Replacement Therapy usually
                                        refers to the treatment of
                                        post-menopausal women with estrogen
                                        and/or progestogen in order to restore
                                        the normal levels of these hormones
                                        which are no longer produced naturally
                                        by the body;

hyperplasia                             increased production and growth of
                                        normal cells in a tissue or organ;

hysterectomy                            surgical removal of the womb;

hypokalemia                             an abnormally low potassium
                                        concentration in the blood;

IVR                                     intravaginal ring being a ring/ovoid
                                        shaped delivery system designed for
                                        insertion into the vagina to release
                                        medicine from the core of the ring into
                                        the surrounding tissues and bloodstream
                                        at a constant rate;

line extension                          this refers to an additional
                                        presentation of medicinal product. For
                                        example, if the original product
                                        available contained a particular
                                        medicine in the form of a tablet and it
                                        was subsequently proposed to introduce
                                        a liquid form of the same medicine, the
                                        latter would be termed a line
                                        extension;

MCA                                     Medicines Control Agency being the
                                        government body in the UK responsible
                                        for (among other things) assessing the
                                        quality, safety and efficacy of a
                                        product and allowing it to be used as a
                                        medicine;

marketing authorisation                 a licence granted by a government
                                        regulatory authority which gives
                                        permission to market a particular
                                        pharmaceutical product;

menopause                               life period of a woman characterised by
                                        the ending of menstruation;

new chemical entity                     a new chemical compound likely to be of
                                        use as a medicine which has never
                                        before been  available;

osteoporosis                            a loss of bone density resulting from
                                        depletion of the calcium from the
                                        bones. This leads to the bones
                                        becoming brittle and more prone to
                                        breaking;

PCT                                     Patent Co-operation Treaty;

                                                                       =========
Glossary of Scientific Terms and                                         GALEN
Abbreviations continued                                                =========
--------------------------------------------------------------------------------

PRODUCT, COMPOUND
OR TECHNICAL TERM                       DESCRIPTION AND/OR USE
PPRS                                    Pharmaceutical Price Regulation Scheme;

penicillin                              an antibiotic derived from the mould
                                        Penicillium rubrum used to treat
                                        bacterial infections;

pharmaceutical                          related to the knowledge of preparing
                                        medicines;

pilot plant                             a small scale production plant;

primary care physicians                 physicians in the US who are akin to
                                        GPs in the UK or who are non-specialist
                                        practitioners whom patients would
                                        typically consult in the first
                                        instance;

progestogen                             one of a group of naturally occurring
                                        or synthetic steroid hormones that
                                        maintain the  normal course of
                                        pregnancy;

R&D                                     Research and Development;

Systemic doses                          systemic relates to the body as a
                                        whole, rather than to its individual
                                        parts. Systemic doses are therefore
                                        the levels of medicine administered;

transdermal patches                     drug delivery system applied to the
                                        skin to deliver the drugs to the
                                        bloodstream;


urology                                 the branch of medicine concerned with
                                        the study and treatment of diseases of
                                        the urogenital tract;

USP                                     the United States Pharmacopoeia, a
                                        compendium of standards for drugs,
                                        prepared by the Committee of Revision
                                        and published by the Board of Trustees
                                        of the US Pharmacopoeical, Conversion
                                        Inc. and revised periodically;

vasomotor                               causing constriction or dilation of the
                                        blood vessels.

                                                                       =========
                                                                         GALEN
Notice of Extraordinary General Meeting                                =========
--------------------------------------------------------------------------------

                              GALEN HOLDINGS PLC

(incorporated and registered in Northern Ireland under the Companies (Northern
             Ireland) Order 1986 with registered number N.I.25836)

NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting of the Company will be held at Malone House, Barnetts Demesne, Belfast on 11 August 2000 at
10.00 a.m. for the purpose of considering and, if thought fit, passing the following resolutions of which resolutions 1, 2 and 4 will be proposed as ordinary resolutions and resolutions 3 and 5 as special resolutions:-

1.    THAT:

      the proposed acquisition by the Company of the whole of the issued share capital of Warner Chilcott Public Limited Company by way of a scheme of arrangement of Warner Chilcott Public Limited Company under section 201 of The Companies Act of 1963 of the Republic of Ireland (The "Scheme") (the "Transaction") as described in the listing particulars and circular dated 29 June 2000 (the "Listing Particulars") pursuant to and upon the terms of an agreement (the "Transaction Agreement") dated 4 May 2000 between the Company and Warner Chilcott Public Limited Company be and it is hereby approved, and the Directors (or any duly appointed committee of the Directors), be and they are hereby authorised by this resolution to take all steps as may be necessary or desirable in relation to the Transaction Agreement to complete and give effect to the terms of the Transaction Agreement and to make any minor or immaterial amendments, variations or extensions to any terms of the Transaction Agreement as they think necessary or desirable.

2.    THAT:

      conditional upon completion of the Transaction (as defined in resolution 1 above) becoming effective (save insofar as it is conditional upon this resolution):

      (A) the authorised share capital of the Company be increased from L17,000,000 to L25,000,000 by the creation of an additional 80,000,000 new ordinary shares of 10 pence each;

      (B) the Directors be and they are by this resolution generally and unconditionally authorised for the purposes of article 90 of the Companies (NI) Order 1986 (the "Order") to exercise all the powers of the Company to allot relevant securities (which in this resolution shall have the meaning given to that term in article 90(2) of the Order) of the Company up to an aggregate nominal amount of L9,781,585, such authority to replace all previous authorities granted to the Directors pursuant to article 90 of the Order (which are hereby revoked), provided that this authority shall be limited to:

               (i) the allotment of relevant securities pursuant to or otherwise in connection with the terms of the Transaction Agreement; and

               (ii) the allotment (other than pursuant to the authority referred to in section (i) above) of relevant securities up to an amount equal to one third of the aggregate nominal amount of the issued share capital of the Company immediately following completion of the Transaction (as defined in resolution 1 above), provided that should the Directors make an offer or agreement before the expiry of this authority which would or might require relevant securities to be allotted after such expiry, the Directors may allot relevant securities in pursuance of such offer and agreement as if the powers conferred hereby had not expired;

               and such authority (unless previously revoked or renewed) shall expire on the earlier of the conclusion of the Company's annual general meeting to be held in 2005 and 11 August 2005.

3.    THAT:

      conditional upon completion of the Transaction (as defined in resolution 1 above) becoming effective (save insofar as it is conditional upon this resolution):

      the Directors be and are empowered in accordance with Article 105 of the Order to allot equity securities (as defined in Article 104 of the Order) pursuant to the authority conferred on them under resolution 2(B) above as if subsection (1) of Article 99 of the Order and subsections (1) to
      (6) of Article 100 of the Order did not apply to any such allotment provided that the power conferred by this resolution shall be limited to:

                                                                       =========
                                                                         GALEN
Notice of Extraordinary General Meeting continued                      =========
--------------------------------------------------------------------------------

      (A) the allotment of equity securities in connection with an issue or offering by way of rights in favour of holders of equity securities and any other persons entitled to participate in such issue or offering where the equity securities respectively attributable to the interests of such holders and persons are proportionate (as nearly as may be) to the respective numbers of equity securities held by or deemed to be held by them on the record date of such allotment subject only to such exclusions or other arrangements as the Directors may consider necessary or expedient to deal with fractional entitlements or practical problems under the laws of any territory or requirements of any regulatory body or any stock exchange;

      (B) the allotment (other than pursuant to the powers referred to in section (A) above) of equity securities in connection with or pursuant to any employee share scheme or incentive scheme approved by shareholders of the Company or the Galen 2000 US Option Scheme;

      (C) the allotment (other than pursuant to the powers referred to in sections (A) and (B) above) of equity securities up to an aggregate nominal amount equal to 5 per cent. of the aggregate nominal amount of the issued share capital of the Company immediately following completion of the Transaction (as defined in resolution 1 above); and

      (D) the allotment (other than pursuant to the powers referred to in sections (A), (B) and (C) above) of equity securities up to an aggregate nominal amount of L37,500,

      and such authority (unless previously revoked or renewed) shall expire on the earlier of the conclusion of the Company's annual general meeting to be held in 2005 and 11 August 2005, provided that should the Directors make an offer or agreement before the expiry of this authority which would or might require equity securities (as defined in Article 104 of the Order) to be allotted after such expiry, the Directors may allot equity securities in pursuance of such offer and agreement as if the powers conferred hereby had not expired.

4.    THAT:

      the Galen 2000 US Option Scheme (the "US Share Scheme") as summarised in part eight of the Listing Particulars, a copy of which is produced to the meeting and for the purpose of indentification initialled by the Chairman, be and is hereby approved and established and the Directors be and are hereby authorised to do all acts and things which they consider necessary or desirable to implement the US Share Scheme.

5.    THAT:

      the Articles of Association of the Company be and are hereby amended by the deletion of Article 157.1 and the replacement thereof with the following new Article 157.1:

               "A notice or other document (including a share certificate) may be given by the Company to any Member either personally or by sending it by post addressed to him at his registered address, or to any other address supplied by him to the Company for the giving of notice to him provided that the Company shall not be required under this article or otherwise to send, issue, deliver or otherwise supply any such notice or document into any jurisdiction where it would be unlawful to do so."

BY ORDER OF THE BOARD
S Campbell
Secretary
29 June 2000

Registered Office:
Seagoe Industrial Estate
Craigavon, County Armagh,
Northern Ireland BT63 5UA

                                                                       =========
                                                                         GALEN
Notice of Extraordinary General Meeting continued                      =========
--------------------------------------------------------------------------------



NOTE:

      PROXIES: Only holders of ordinary shares are entitled to attend and vote at this meeting. A member entitled to attend and vote may appoint a proxy or proxies, who need not be a member of the Company, to attend (and on a poll to vote) instead of him or her. Forms of proxy must be received by the Company's Registrars, Computershare Services PLC not later than 48 hours before the time of the meeting. Completion of a form of proxy will not preclude a member from attending and voting in person at the meeting.

      RIGHT TO ATTEND AND VOTE: In order to have the right to attend and vote at the meeting (and also for the purpose of calculating how many votes a person entitled to attend and vote may cast), a person must be entered on the register of members of the Company by no later than 10.00 a.m. on 9 August 2000, being 48 hours before the time fixed for the meeting. Changes to entries on the register after this time shall be disregarded in determining the rights of any person to attend or vote at this meeting.

                                                                         ANNEX E



                                     [DATE]



Warner Chilcott Public Limited Company


Lincoln House


Lincoln Place


Dublin 2, Ireland



     Re: Acquisition by Galen Holdings PLC



Dear Ladies and Gentlemen:



     We have acted as counsel to Warner Chilcott Public Limited Company, (the "Company"), a public limited company incorporated under the laws of the Republic of Ireland, with respect to the acquisition of the Company by Galen Holdings PLC, a public limited company incorporated under the laws of Northern Ireland ("Galen"), pursuant to that certain Agreement by and among the Company and Galen, dated as of May 4, 2000 (the "Acquisition Agreement", and such transaction, the "Acquisition"). Defined terms used herein shall have the meaning ascribed to such terms in the Acquisition Agreement, unless otherwise specified.



     In connection with rendering our opinion, we have examined the Acquisition Agreement and such other documents as we have determined to be necessary for purposes of this opinion. In addition, with your permission, we have examined and relied upon certain Officers' Certificates of the Company and Galen, copies of which are attached hereto as Exhibits A and B (the "Officers' Certificates"). Our opinion is conditioned on, among other things, the initial and continuing accuracy of the facts, information, covenants and representations set forth in the Acquisition Agreement and other documents referred to above. We have assumed the genuineness of all signatures, the legal capacity of natural persons, and that the person who affixed such signature to such documents had authority to do so. Moreover, we have assumed the accuracy of all information contained in the documents described above, but have not made any independent inquiry with regard thereto. We have assumed the authenticity of all documents submitted to us as originals, and the conformity to original documents of all documents submitted to us as certified, telecopied or photostatic copies. We have also assumed that the Acquisition will be consummated in the manner contemplated by the Acquisition Agreement.



     In rendering our opinion, we have considered the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), TREASURY REGULATIONS (PROPOSED, TEMPORARY AND FINAL) PROMULGATED THEREUNDER, JUDICIAL DECISIONS AND INTERNAL REVENUE SERVICE RULINGS, ALL OF WHICH ARE SUBJECT TO CHANGE, WHICH CHANGES MAY BE RETROACTIVELY APPLIED. A CHANGE IN THE AUTHORITIES UPON WHICH OUR OPINION IS BASED COULD AFFECT OUR CONCLUSIONS. MOREOVER, THERE CAN BE NO ASSURANCE THAT ANY OF THE OPINIONS EXPRESSED HEREIN WILL BE ACCEPTED BY THE INTERNAL REVENUE SERVICE OR, IF CHALLENGED, BY A COURT.



     Based solely upon the foregoing, in our opinion the Acquisition will be treated for federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code.



     You have not requested, and we do not express, an opinion concerning any other tax consequences of the Acquisition, including without limitation any tax consequences of the Acquisition under state, local or foreign law.



     This opinion is furnished to you solely for use in connection with the Acquisition, as described in the Acquisition Agreement, and is not to be used, circulated, quoted or otherwise referred to for any other purpose without our express written permission.



                                          Very truly yours,



                                          Kirkland & Ellis

                                                                    [PROXY CARD]

                                 THE HIGH COURT

                                          2000 NO. 119 COS


           IN THE MATTER OF WARNER CHILCOTT PLC AND IN THE MATTER OF

                        THE COMPANIES ACTS, 1963 TO 1999


     FORM OF PROXY FOR VOTING AT THE MEETING OF HOLDERS OF ORDINARY SHARES IN WARNER CHILCOTT PLC

     THIS FORM OF PROXY IS BEING FURNISHED IN ACCORDANCE WITH THE DIRECTIONS OF THE HIGH COURT

I/We*
----------------------------------------------------------------

of*
-------------------------------------------------------------------

being a holder(s) of ordinary shares in the Warner Chilcott PLC appoint the chairman of the meeting+

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

as my/our proxy to vote on my/our behalf at the meeting of holders of ordinary
shares convened by the Court to be held on            , 2000 and at any
adjournment thereof for the purpose of considering and, if thought fit, approving (with or without modification) a proposed Scheme of Arrangement to effect the transaction of the Company with Galen Holdings PLC, a copy of which is sent with the notice convening the meeting and is described in the Company's
proxy statement dated            , 2000.

    I/We instruct my/our proxy to vote on the resolution to approve the Scheme of Arrangement as indicated below:

For                    Against  Abstain
[ ]                    [ ]      [ ]
(Please tick the appropriate box)

    Unless otherwise instructed, the proxy will vote or abstain as he or she thinks fit. IF THE CHAIRMAN OF THE MEETING IS APPOINTED PROXY AND IS NOT OTHERWISE INSTRUCTED, THE CHAIRMAN IS LIKELY TO VOTE IN FAVOR OF THE RESOLUTION.

------------------------------------------------------------------
Please sign here

------------------------------------------------------------------  /2000
Date
---------------
*  Insert your full name(s) and address in block capitals.

+ If you wish to appoint as your proxy a person other than the chairman of the meeting, strike out the reference to the chairman of the meeting, and insert the name and address of that other person.

(1) A holder of ordinary shares is entitled to appoint a proxy to attend, speak and vote at the meeting instead of that holder. A proxy need not be a shareholder of the Company. Completion and return of this form will not preclude you from attending and voting at the meeting in person.

(2) This form must be signed by the appointer or his/her attorney duly authorized in writing or, if the appointer is a corporation, the form must be executed under its common seal or be signed by a duly authorized officer.

(3) To be valid, this form (together with the authority, if any, under which it was signed, or a copy of that authority certified by a notary or any practising lawyer) must be lodged with the Secretary of Warner Chilcott at its Registered Offices, Lincoln House, Lincoln Place, Dublin 2, Ireland, no
    later than 10:00 a.m., local time, on            , 2000, although forms
    which have not been so deposited may be validly delivered to the chairman of the meeting at the meeting.

(4) In the case of joint holders, only the vote of the senior holder who tenders a vote will be accepted. For this purpose, seniority is determined by the order in which the joint holders' names appear in the register.

                                                                    [PROXY CARD]

                              WARNER CHILCOTT PLC

     FORM OF PROXY FOR VOTING ON SPECIAL RESOLUTION AT EXTRAORDINARY GENERAL MEETING OF WARNER CHILCOTT PLC

     THIS FORM OF PROXY IS BEING FURNISHED IN ACCORDANCE WITH THE DIRECTIONS OF WARNER CHILCOTT PLC'S BOARD OF DIRECTORS

I/We*
----------------------------------------------------------------

of*
-------------------------------------------------------------------

being a holder(s) of ordinary shares in Warner Chilcott PLC hereby appoint the chairman of the meeting+

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

as my/our proxy to vote on my/our behalf at the extraordinary general meeting of
Warner Chilcott PLC to be held on          ,        and at any adjournment
thereof.

    I/We instruct my/our proxy to vote as indicated below on the special resolution to reduce the Company's share capital and to amend the Company's articles of association in connection with the transaction of the Company with Galen Holdings PLC as set forth in the notice of extraordinary general meeting:

For                    Against  Abstain
[ ]                    [ ]      [ ]
(Please tick the appropriate box)

    Unless otherwise instructed, the proxy will vote or abstain as he or she thinks fit. IF THE CHAIRMAN OF THE MEETING IS APPOINTED PROXY AND IS NOT OTHER WISE INSTRUCTED, THE CHAIRMAN IS LIKELY TO VOTE IN FAVOR OF THE RESOLUTION.

------------------------------------------------------------------
Please sign here

------------------------------------------------------------------  2000
Date

---------------
*  Insert your full name(s) and address in block capitals.

+ If you wish to appoint as your proxy a person other than the chairman of the meeting, strike out the reference to the chairman of the meeting, and insert the name and address of that other person.

NOTES

(1) A holder of ordinary shares is entitled to appoint a proxy to attend, speak and vote at the meeting instead of that holder. A proxy need not be a shareholder of the Company. Completion and return of this form will not preclude you from attending and voting at the meeting in person.

(2) This form must be signed by the appointer or his/her attorney duly authorized in writing or, if the appointer is a corporation, the form must be executed under its common seal or be signed by a duly authorized officer.

(3) To be valid, this form (together with the authority, if any, under which it was signed, or a copy of that authority certified by a notary or any practising lawyer) must be lodged with the Secretary of Warner Chilcott at its Registered Office, Lincoln House, Lincoln Place, Dublin 2, Ireland, no
    later than 10.15 a.m., local time, on            , 2000.

(4) In the case of joint holders, only the vote of the senior holder who tenders a vote will be accepted. For this purpose, seniority is determined by the order in which the joint holders' names appear in the register.